UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04347

GMO Trust
(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

Scott Eston, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-346-7646

Date of fiscal year end:	02/28/07

Date of reporting period:	02/28/07

Item 1. Reports to Stockholders.

The annual reports for each series of the registrant for the periods ended February 28, 2007 are filed herewith.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Short-Duration Investment Fund returned +6.6% for the fiscal year ended February 28, 2007, as compared with +5.4% for the JPMorgan U.S. 3-Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by 1.2%. This outperformance was attributable primarily to distributions from litigation and recovered collateral of prior Fund holdings.

At fiscal year-end, approximately 70% of the Fund was invested in triple-A rated asset-backed securities, 14% in U.S. Treasury notes and cash, less than 1% in corporate bonds, 8% in U.S. Government-backed bonds, 8% in collateralized bonds and less than 1% in non-AAA asset-backed securities.

The asset-backed holdings included issues backed by consumer receivables such as residential mortgages, credit card and auto loans as well as commercial/corporate mortgages and receivables. The Fund's exposure to its cash assets primarily is achieved both directly and indirectly through its investment in the GMO Short-Duration Collateral Fund.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
2/28/97
$10,000,000
$15,140,740
$14,403,110
$14,341,010
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
GMO Short-Duration Investment Fund
JPMorgan U.S. 3 Month Cash Index
Citigroup 3-Month T-Bill Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	6.62%	1.98%	3.72%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effects of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	95.68%
Short-Term Investments	4.78
Swaps	0.11
Forward Currency Contracts	0.00
Futures	(0.01)
Other	(0.56)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Short-Duration Investment Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Par Value ($)/ Shares	Description	Value ($)
	DEBT OBLIGATIONS — 17.19%
	U.S. Government — 10.16%
3,076,050	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a)	3,180,828
	U.S. Government Agency — 7.03%
139,988	Agency for International Development Floater (Support of Botswana), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 5.56%, due 10/01/12	139,640
901,350	Agency for International Development Floater (Support of C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 5.56%, due 10/01/12	899,105
836,750	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 5.73%, due 10/01/11	832,044
44,993	Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill + .35%, 5.51%, due 05/01/14	44,769
283,939	Small Business Administration Pool #502320, Variable Rate, Prime - 2.18%, 6.06%, due 08/25/18	284,917
	Total U.S. Government Agency	2,200,475
	TOTAL DEBT OBLIGATIONS (COST $5,491,807)	5,381,303
	MUTUAL FUNDS — 82.42%
	Affiliated Issuers — 82.42%
1,005,357	GMO Short-Duration Collateral Fund	25,797,458
9,192	GMO Special Purpose Holding Fund (b) (c)	12,961
	TOTAL MUTUAL FUNDS (COST $25,681,844)	25,810,419
	TOTAL INVESTMENTS — 99.61% (Cost $31,173,651)	31,191,722
	Other Assets and Liabilities (net) — 0.39%	123,004
	TOTAL NET ASSETS — 100.00%	$31,314,726

See accompanying notes to the financial statements.
2

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

C.A.B.E.I. - Central American Bank of Economic Integration

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2007, which are subject to change based on the terms of the security.

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  Bankrupt issuer.

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

See accompanying notes to the financial statements.
3

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $5,491,807) (Note 2)	$5,381,303
Investments in affiliated issuers, at value (cost $25,681,844) (Notes 2 and 8)	25,810,419
Cash	121,226
Receivable for investments sold	1,435
Interest receivable	59,905
Receivable for expenses reimbursed by Manager (Note 3)	4,171
Total assets	31,378,459
Liabilities:
Payable for Fund shares repurchased	30,503
Payable to affiliate for (Note 3):
Management fee	1,199
Shareholder service fee	3,602
Trustees and Chief Compliance Officer of GMO Trust fees	77
Accrued expenses	28,352
Total liabilities	63,733
Net assets	$31,314,726
Net assets consist of:
Paid-in capital	$35,888,216
Distributions in excess of net investment income	(1,492)
Accumulated net realized loss	(4,590,069)
Net unrealized appreciation	18,071
$31,314,726
Net assets attributable to:
Class III shares	$31,314,726
Shares outstanding:
Class III	3,508,370
Net asset value per share:
Class III	$8.93

See accompanying notes to the financial statements.
4

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$1,393,126
Interest	318,903
Total investment income	1,712,029
Expenses:
Management fee (Note 3)	15,828
Shareholder service fee - Class III (Note 3)	47,484
Custodian, fund accounting agent and transfer agent fees	4,844
Audit and tax fees	31,405
Legal fees	993
Trustees fees and related expenses (Note 3)	453
Registration fees	5,412
Miscellaneous	1,626
Total expenses	108,045
Fees and expenses reimbursed by Manager (Note 3)	(44,069)
Net expenses	63,976
Net investment income (loss)	1,648,053
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(961)
Investments in affiliated issuers	43,355
Realized gains distributions from affiliated issuers (Note 8)	441,081
Net realized gain (loss)	483,475
Change in net unrealized appreciation (depreciation) on investments	(118,646)
Net realized and unrealized gain (loss)	364,829
Net increase (decrease) in net assets resulting from operations	$2,012,882

See accompanying notes to the financial statements.
5

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,648,053	$882,535
Net realized gain (loss)	483,475	123,558
Change in net unrealized appreciation (depreciation)	(118,646)	86,398
Net increase (decrease) in net assets from operations	2,012,882	1,092,491
Distributions to shareholders from:
Net investment income
Class III	(1,646,299)	(933,424)
Net share transactions (Note 7):
Class III	1,493,876	(311,728)
Total increase (decrease) in net assets	1,860,459	(152,661)
Net assets:
Beginning of period	29,454,267	29,606,928
End of period (including distributions in excess of net investment income of $1,492 and $3,009, respectively)	$31,314,726	$29,454,267

See accompanying notes to the financial statements.
6

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004		2003
Net asset value, beginning of period	$8.82	$8.77	$8.75	$8.68		$9.62
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.47	0.27	0.23	0.12		0.08
Net realized and unrealized gain (loss)	0.11	0.07	(0.01)	0.07		(0.54)
Total from investment operations	0.58	0.34	0.22	0.19		(0.46)
Less distributions to shareholders:
From net investment income	(0.47)	(0.29)	(0.20)	(0.12)		(0.33)
From net realized gains	—	—	—	—		(0.15)
Return of capital	—	—	—	(0.00	)(b)	—
Total distributions	(0.47)	(0.29)	(0.20)	(0.12)		(0.48)
Net asset value, end of period	$8.93	$8.82	$8.77	$8.75		$8.68
Total Return(c)	6.62%	3.83%	2.49%	2.24%		(4.91)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$31,315	$29,454	$29,607	$44,156		$55,316
Net expenses to average daily net assets(d)	0.20%	0.20%	0.20%	0.21%		0.21%
Net investment income to average daily net assets(a)	5.21%	3.01%	2.57%	1.36%		0.88%
Portfolio turnover rate	12%	17%	101%	4%		43%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.14%	0.13%	0.10%	0.10%		0.08%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Return of capital distribution was less than $0.01.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
7

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Short-Duration Investment Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks to provide current income to the extent consistent with the preservation of capital and liquidity. The Fund seeks to achieve this objective by investing a substantial portion of its assets in GMO Short-Duration Collateral Fund, which primarily invests in high quality U.S. and foreign floating rate fixed income securities, in particular asset-backed securities, issued by a wide range of private and government issuers. In addition, the Fund makes investments in high quality fixed income securities. Effective June 30, 2006, the Fund changed its benchmark from the Citigroup 3-Month Treasury Bill Index to the JP Morgan U.S. 3 Month Cash Index to reflect better its investments in a variety of different high quality fixed income securities, including U.S. government securities.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of the GMO Special Purpose Holding Fund and the GMO Short-Duration Collateral Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which

8

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 34.70% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), a holding of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 28, 2007, the Fund indirectly received $121,947 in conjunction with a settlement agreement related to the default of those asset-backed securities. In addition, the Fund also indirectly received $319,134 from other defendants for litigation proceeds.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

9

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2007, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $1,646,299 and $933,424, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $1,980 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to capital loss carryforwards and partnership interest tax allocations.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $500,299, $708 and $3,024,063 expiring in 2012, 2013 and 2014, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

10

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$32,242,122	$—	$(1,050,400)	$(1,050,400)

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. Federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(237)	$80,983	$(80,746)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the

11

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.05% of the Fund's average daily net assets.

12

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.003%	0.000%	0.005%	0.008%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $361 and $211, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2007, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$362,464
Investments (non-U.S. Government securities)	5,543,126	3,300,000

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

13

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

6.  Principal shareholders and related parties

As of February 28, 2007, 49.40% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. One of the shareholders is another fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 3.73% of the Fund's shares were held by ten related parties comprised of certain GMO employee accounts, and 20.74% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	343,252	$3,089,088	240,607	$2,120,775
Shares issued to shareholders in reinvestment of distributions	184,742	1,642,384	104,071	920,420
Shares repurchased	(360,524)	(3,237,596)	(379,864)	(3,352,923)
Net increase (decrease)	167,470	$1,493,876	(35,186)	$(311,728)

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$23,515,802	$5,543,126	$3,300,000	$1,393,126	$—	$25,797,458
GMO Special Purpose Holding Fund	75,649	—	—	—	441,081	12,961
Totals	$23,591,451	$5,543,126	$3,300,000	$1,393,126	$441,081	$25,810,419

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Investment Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Investment Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

15

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.21%	$1,000.00	$1,027.50	$1.06
2) Hypothetical	0.21%	$1,000.00	$1,023.75	$1.05

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

16

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $867,844 or if determined to be different, the qualified interest income of such year.

17

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

18

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

19

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

GMO Domestic Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Domestic Bond Fund returned +5.1% for the fiscal year ended February 28, 2007, as compared to the +5.0% return of the Lehman Brothers U.S. Government Index.

The Fund outperformed the benchmark during the fiscal year by 0.1%. This outperformance was attributable to security and sector selection along with ABS spread tightening. At fiscal year-end, approximately 66% of the Fund was invested in triple-A rated asset-backed securities, 13% in residential mortgage-backed securities, 8% in commercial mortgage-backed securities, 3% in U.S. Treasury notes and cash, 1% in U.S. Government-backed bonds, 9% in collateralized bonds and less than 1% in non-AAA asset-backed securities.

The asset-backed holdings included issues backed by consumer receivables such as residential mortgages, credit card and auto loans, as well as commercial/corporate mortgages and receivables. The Fund's exposure to its cash assets is achieved both directly and indirectly through its investment in the GMO Short-Duration Collateral Fund.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Domestic Bond Fund Class III Shares and the Lehman Brothers U.S. Government Index As of February 28, 2007

$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2/28/97
$10,000,000
$18,747,510
$18,135,570
GMO Domestic Bond Fund
Lehman Brothers U.S. Government Index

Average Annual Total Returns	1 Year	5 Year	10 Year	Since Inception
Class III	5.09%	5.22%	6.49%	n/a
Class VI	5.19%	n/a	n/a	7/26/05 3.85%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class VI shares will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Domestic Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	94.19%
Short-Term Investments	5.23
Swaps	1.23
Preferred Stocks	0.36
Forward Currency Contracts	0.00
Futures	(0.16)
Other	(0.85)
100.0%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Domestic Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 13.48%
	Corporate Debt — 4.73%
7,500,000	Bank Austria Creditanstalt AG, 144A, 7.25%, due 02/15/17	8,641,350
11,347,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	11,323,171
	Total Corporate Debt	19,964,521
	U.S. Government — 2.74%
2,398,760	U.S. Treasury Inflation Indexed Note, 4.25%, due 01/15/10 (a) (b)	2,545,684
8,735,982	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a)	9,033,551
	Total U.S. Government	11,579,235
	U.S. Government Agency — 6.01%
10,000,000	Agency for International Development Floater (Support of India), Variable Rate, 3 mo. LIBOR + .10%, 5.46%, due 02/01/27	9,937,600
4,000,000	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. LIBOR + .30%, 5.69%, due 12/01/14	4,010,040
3,930,420	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill + .75%, 5.91%, due 03/30/19	3,947,675
3,822,500	Agency for International Development Floater (Support of Sri Lanka), Variable Rate, 6 mo. LIBOR + .20%, 5.59%, due 06/15/12	3,817,760
3,666,671	Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 5.53%, due 01/01/12	3,627,717
	Total U.S. Government Agency	25,340,792
	TOTAL DEBT OBLIGATIONS (COST $56,472,576)	56,884,548
	PREFERRED STOCKS — 0.36%
	Banking — 0.36%
10,000	Home Ownership Funding 2 Preferred 144A, 13.338%	1,516,870
	TOTAL PREFERRED STOCKS (COST $2,576,211)	1,516,870

See accompanying notes to the financial statements.
2

GMO Domestic Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 84.70%
	Affiliated Issuers — 84.70%
13,928,221	GMO Short-Duration Collateral Fund	357,398,162
1,483	GMO Special Purpose Holding Fund (c) (d)	2,090
	TOTAL MUTUAL FUNDS (COST $355,602,644)	357,400,252
	SHORT-TERM INVESTMENTS — 0.31%
	Money Market Funds — 0.31%
1,318,735	Merrimac Cash Series-Premium Class	1,318,735
	TOTAL SHORT-TERM INVESTMENTS (COST $1,318,735)	1,318,735
	TOTAL INVESTMENTS — 98.85% (Cost $415,970,166)	417,120,405
	Other Assets and Liabilities (net) — 1.15%	4,834,717
	TOTAL NET ASSETS — 100.00%	$421,955,122

See accompanying notes to the financial statements.
3

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
5	U.S. Long Bond	June 2007	$564,688	$(13,568)
116	U.S. Treasury Note 10 Yr.	June 2007	12,596,875	(203,346)
274	U.S. Treasury Note 2 Yr.	June 2007	56,157,157	(322,053)
67	U.S. Treasury Note 5 Yr.	June 2007	7,098,859	(83,461)
				$(622,428)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
11,500,000	USD	3/20/2013	Barclays	(Pay)	0.61%	Health Care Properties
			Bank PLC				$(33,340)
					Premiums to (Pay) Receive	$—	$(33,340)

See accompanying notes to the financial statements.
4

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
25,000,000	USD	4/30/2007	Lehman Brothers	1 month	Return on Lehman
				LIBOR - 0.04%	Brothers U.S.
					Government Index	$285,796
75,000,000	USD	6/30/2007	Lehman Brothers	1 month LIBOR - 0.05%	Return on Lehman Brothers U.S. Government Index	857,950
175,000,000	USD	7/31/2007	Lehman Brothers	1 month LIBOR - 0.05%	Return on Lehman Brothers U.S. Government Index	2,001,884
140,000,000	USD	11/30/2007	Lehman Brothers	1 month LIBOR - 0.06%	Return on Lehman Brothers U.S. Government Index	1,602,558
				Premiums to (Pay) Receive	$—	$4,748,188

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2007, which are subject to change based on the terms of the security.

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

(c)  Bankrupt issuer.

(d)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.
5

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $60,367,522) (Note 2)	$59,720,153
Investments in affiliated issuers, at value (cost $355,602,644) (Notes 2 and 8)	357,400,252
Interest receivable	291,184
Receivable for variation margin on open futures contracts (Note 2)	72,267
Receivable for open swap contracts (Note 2)	4,748,188
Receivable for expenses reimbursed by Manager (Note 3)	11,760
Total assets	422,243,804
Liabilities:
Payable for Fund shares repurchased	127,944
Payable to affiliate for (Note 3):
Management fee	32,088
Shareholder service fee	24,476
Trustees and Chief Compliance Officer of GMO Trust fees	1,100
Payable for open swap contracts (Note 2)	33,340
Accrued expenses	69,734
Total liabilities	288,682
Net assets	$421,955,122
Net assets consist of:
Paid-in capital	$424,300,059
Accumulated undistributed net investment income	10,334
Accumulated net realized loss	(7,597,930)
Net unrealized appreciation	5,242,659
$421,955,122
Net assets attributable to:
Class III shares	$94,158,893
Class VI shares	$327,796,229
Shares outstanding:
Class III	9,598,038
Class VI	33,373,387
Net asset value per share:
Class III	$9.81
Class VI	$9.82

See accompanying notes to the financial statements.
6

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends	$154,156
Dividends from affiliated issuers (Note 8)	19,098,364
Interest	2,467,437
Total investment income	21,719,957
Expenses:
Management fee (Note 3)	441,198
Shareholder service fee – Class III (Note 3)	167,353
Shareholder service fee – Class VI (Note 3)	181,296
Custodian, fund accounting agent and transfer agent fees	68,966
Audit and tax fees	56,667
Legal fees	13,384
Trustees fees and related expenses (Note 3)	7,061
Registration fees	4,615
Miscellaneous	8,011
Total expenses	948,551
Fees and expenses reimbursed by Manager (Note 3)	(146,899)
Net expenses	801,652
Net investment income (loss)	20,918,305
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(143)
Investments in affiliated issuers	3,649,032
Realized gains distributions from affiliated issuers (Note 8)	71,145
Closed futures contracts	(984,760)
Closed swap contracts	(6,567,647)
Net realized gain (loss)	(3,832,373)
Change in net unrealized appreciation (depreciation) on:
Investments	(1,133,199)
Open futures contracts	(553,827)
Open swap contracts	5,796,194
Net unrealized gain (loss)	4,109,168
Net realized and unrealized gain (loss)	276,795
Net increase (decrease) in net assets resulting from operations	$21,195,100

See accompanying notes to the financial statements.
7

GMO Domestic Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$20,918,305	$12,969,991
Net realized gain (loss)	(3,832,373)	5,079,419
Change in net unrealized appreciation (depreciation)	4,109,168	4,947,673
Net increase (decrease) in net assets from operations	21,195,100	22,997,083
Distributions to shareholders from:
Net investment income
Class III	(4,864,279)	(5,417,082)
Class VI	(16,195,086)	(7,425,411)
Total distributions from net investment income	(21,059,365)	(12,842,493)
Net realized gains
Class III	—	(6,661,020)
	(21,059,365)	(19,503,513)
Net share transactions (Note 7):
Class III	(31,467,198)	(618,625,270)
Class VI	(31,859,527)	363,977,331
Increase (decrease) in net assets resulting from net share transactions	(63,326,725)	(254,647,939)
Total increase (decrease) in net assets	(63,190,990)	(251,154,369)
Net assets:
Beginning of period	485,146,112	736,300,481
End of period (including accumulated undistributed net investment income of $10,334 and distributions in excess of net investment income of $7,816, respectively)	$421,955,122	$485,146,112

See accompanying notes to the financial statements.
8

GMO Domestic Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005		2004	2003
Net asset value, beginning of period	$9.81	$9.84	$10.07		$10.08	$9.68
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.43	0.13	0.16		0.23	0.22
Net realized and unrealized gain (loss)	0.06	0.16	0.04		0.24	0.86
Total from investment operations	0.49	0.29	0.20		0.47	1.08
Less distributions to shareholders:
From net investment income	(0.49)	(0.16)	(0.16)		(0.20)	(0.27)
From net realized gains	—	(0.16)	(0.27)		(0.28)	(0.41)
Return of capital	—	—	(0.00	)(b)	—	—
Total distributions	(0.49)	(0.32)	(0.43)		(0.48)	(0.68)
Net asset value, end of period	$9.81	$9.81	$9.84		$10.07	$10.08
Total Return(c)	5.09%	3.02%	2.02%		4.79%	11.43%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$94,159	$125,188	$736,300		$373,277	$113,223
Net expenses to average daily net assets(d)	0.25%	0.25%	0.25%		0.25%	0.25%
Net investment income to average daily net assets(a)	4.42%	1.30%	1.57%		2.30%	2.23%
Portfolio turnover rate	17%	24%	11%		15%	71%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%	0.02%	0.03%		0.06%	0.05%

(a)  Net investment income is affected by timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Return of capital is less than $0.01.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
9

GMO Domestic Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28, 2007	Period from July 26, 2005 (commencement of operations) through February 28, 2006
Net asset value, beginning of period	$9.82	$9.93
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.48	0.24
Net realized and unrealized gain (loss)	0.02	(0.14	)(b)
Total from investment operations	0.50	0.10
Less distributions to shareholders:
From net investment income	(0.50)	(0.21)
Total distributions	(0.50)	(0.21)
Net asset value, end of period	$9.82	$9.82
Total Return(c)	5.19%	0.97	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$327,796	$359,958
Net expenses to average daily net assets(d)	0.16%	0.16	%*
Net investment income to average daily net assets(a)	4.85%	2.38	%(e)
Portfolio turnover rate	17%	24	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%	0.02	%*

(a)  Net investment income is affected by timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's net income is not earned ratably throughout the fiscal year.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.

See accompanying notes to the financial statements.
10

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Domestic Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of the Lehman Brothers U.S. Government Index. The Fund invests most of its assets in shares of GMO Short-Duration Collateral Fund; U.S. investment-grade bonds, including asset-backed securities and U.S. government securities; and derivatives (including synthetic debt instruments) whose value is related to U.S. investment-grade bonds. The Fund also may invest a portion of its assets in foreign bonds and lower-rated securities.

As of February 28, 2007, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different level of shareholder servicing fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of the GMO Short-Duration Collateral Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which

11

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 39.55% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), a holding of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 28, 2007, the Fund indirectly received $19,670 in conjunction with a settlement agreement related to the default of those asset-backed securities. In addition, the Fund also indirectly received $51,475 from other defendants for litigation proceeds.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

12

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which

13

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. There were no loan agreements outstanding at the end of the period.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial

14

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the

15

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2007, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $21,059,365 and $12,842,493, respectively, and long-term capital gains – $0 and $6,661,020, respectively.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $4,407,398 expiring in 2015. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2007, the Fund elected to defer to March 1, 2007 post-October capital losses of $3,769,564.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$416,020,571	$2,375,483	$(1,275,649)	$1,099,834

16

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. Federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$159,210	$(261,820)	$102,610

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

17

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.10% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.10% of the Fund's average daily net assets.

18

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund incurs fees and expenses indirectly as a shareholder of the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.002%	0.000%	0.005%	0.007%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $5,043 and $2,756, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2007, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$—	$1,742,766
Investments (non-U.S. Government securities)	74,492,826	143,200,000

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

19

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

6.  Principal shareholders and related parties

As of February 28, 2007, 72.78% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2007, 0.02% of the Fund's shares were held by five related parties comprised of certain GMO employee accounts, and 86.98% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	2,560,718	$25,144,765	6,195,721	$61,645,760
Shares issued to shareholders in reinvestment of distributions	470,574	4,591,550	1,168,276	11,658,232
Shares repurchased	(6,197,833)	(61,203,513)	(69,417,895)	(691,929,262)
Net increase (decrease)	(3,166,541)	$(31,467,198)	(62,053,898)	$(618,625,270)
	Year Ended February 28, 2007		Period from July 26, 2005 (commencement of operations) through February 28, 2006
Class VI:	Shares	Amount	Shares	Amount
Shares sold	142,221	$1,389,455	35,958,245	$357,126,330
Shares issued to shareholders in reinvestment of distributions	1,658,104	16,195,086	755,089	7,425,412
Shares repurchased	(5,081,727)	(49,444,068)	(58,545)	(574,411)
Net increase (decrease)	(3,281,402)	$(31,859,527)	36,654,789	$363,977,331

20

GMO Domestic Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$440,095,699	$57,498,364	$142,700,000	$19,098,364	$—	$357,398,162
GMO Special Purpose Holding Fund	12,202	—	—	—	71,145	2,090
Totals	$440,107,901	$57,498,364	$142,700,000	$19,098,364	$71,145	$357,400,252

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Domestic Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Domestic Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

22

GMO Domestic Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.26%	$1,000.00	$1,031.70	$1.31
2) Hypothetical	0.26%	$1,000.00	$1,023.51	$1.30
Class VI
1) Actual	0.16%	$1,000.00	$1,032.20	$0.81
2) Hypothetical	0.16%	$1,000.00	$1,024.00	$0.80

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

23

GMO Domestic Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $10,151,184 or if determined to be different, the qualified interest income of such year.

24

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

25

Independent Trustees: — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

26

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

Principal Officers: — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tax-Managed U.S. Equities Fund returned +6.5% for the fiscal year ended February 28, 2007, as compared to +12.0% for the S&P 500 Index. On an after-tax basis, the Fund returned +6.3% compared to the benchmark's +11.7% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

The portfolio's underperformance for the fiscal year is attributed both to sector and stock selection. Overweight exposure to both Retail and Healthcare stocks detracted from overall returns, as both sectors lagged the market. Overweight exposure to Telecommunications companies added value, as this group posted strong results as companies merged or were acquired.

Stock selection accounted for the majority of the portfolio's underperformance during the fiscal year. Selections within Retail stocks, including Home Depot and Lowe's, proved costly to the portfolio. Within Healthcare, while exposure to Merck was a positive factor, exposure to UnitedHealth Group and Pfizer had a greater negative effect.

For the fiscal year, both the portfolio's valuation-based stock selection strategies and momentum-based strategies underperformed. As in the past year, the portfolio's valuation strategy's explicit credit to companies with strong financial quality (high, stable profitability and low debt) went unrewarded. The momentum-based strategy also underperformed, getting a bit whipsawed in the non-trending market environment.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Tax-Managed U.S. Equities Fund Class III Shares and the S&P 500 Index As of February 28, 2007

Average Annual Total Returns*
1 Year
5 Year
Since Inception
Class III
6.53%
5.15%
7/23/98
4.87%
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$6,000,000
7/23/98
$10,000,000
$15,060,790
$14,148,410
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
GMO Tax-Managed U.S. Equities Fund*
S&P 500 Index*

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*   Returns do not reflect the tax effect a shareholder would pay on Fund distributions or the redemption of Fund shares.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.05%
Short-Term Investments	1.97
Other	(0.02)
100.00%
Industry Sector Summary	% of Equity Investments
Health Care	18.67%
Financial	18.58
Retail Stores	15.69
Technology	9.61
Oil & Gas	7.97
Utility	7.28
Services	5.32
Consumer Goods	3.85
Food & Beverage	3.30
Transportation	3.13
Automotive	2.08
Manufacturing	1.85
Machinery	1.05
Primary Process Industry	0.86
Metals & Mining	0.43
Construction	0.33
100.00%

1

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 98.05%
	Automotive — 2.04%
3,600	Eaton Corp.	291,636
43,269	Ford Motor Co.	342,690
6,500	General Motors Corp.	207,480
11,300	Harley-Davidson, Inc.	744,670
4,600	Johnson Controls, Inc.	431,480
5,150	Paccar, Inc.	357,874
	Total Automotive	2,375,830
	Construction — 0.32%
1,600	Centex Corp.	74,176
400	KB Home	19,840
1,600	Lennar Corp. – Class A	78,784
3,900	Masco Corp.	116,415
100	NVR, Inc. *	67,700
600	Pulte Homes, Inc.	17,736
	Total Construction	374,651
	Consumer Goods — 3.77%
8,100	Altria Group, Inc.	682,668
7,000	Avon Products, Inc.	256,620
200	Coach, Inc. *	9,440
3,800	Colgate-Palmolive Co.	255,968
1,800	Estee Lauder Cos. (The), Inc. – Class A	86,184
11,200	International Game Technology	462,000
3,700	Jones Apparel Group, Inc.	121,804
8,900	Kimberly-Clark Corp.	606,179
3,000	Leggett & Platt, Inc.	71,460
5,800	Liz Claiborne, Inc.	261,000
8,600	Mattel Co.	223,686
800	Mohawk Industries, Inc. *	70,016
1,100	Nike, Inc.	114,917
3,400	Reynolds American, Inc.	207,570

See accompanying notes to the financial statements.
2

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Consumer Goods — continued
6,400	UST, Inc.	371,584
4,900	VF Corp.	391,069
2,400	Whirlpool Corp.	211,704
	Total Consumer Goods	4,403,869
	Financial — 18.22%
15,400	Aflac, Inc.	726,880
400	AG Edwards, Inc.	25,684
16,200	Allstate Corp. (The)	972,972
3,850	AMBAC Financial Group, Inc.	337,414
10,800	American International Group, Inc.	724,680
3,400	AON Corp.	128,010
32,808	Bank of America Corp.	1,668,943
6,300	BB&T Corp.	267,624
2,300	Bear Stearns Cos. (The), Inc.	350,152
2,800	Brown & Brown, Inc.	78,820
200	Capital One Financial Corp.	15,416
3,200	Chubb Corp.	163,360
92,800	Citigroup, Inc.	4,677,120
4,100	Comerica, Inc.	247,599
1,400	Countrywide Financial Corp.	53,592
1,000	E*Trade Financial Corp. *	23,090
21,600	Fannie Mae	1,225,368
800	Federated Investors, Inc. – Class B	28,616
3,700	Fifth Third Bancorp	149,036
400	First American Corp.	18,860
600	First Horizon National Corp.	25,890
6,900	Freddie Mac	442,842
6,900	Goldman Sachs Group, Inc.	1,391,040
1,500	H&R Block, Inc.	32,670
900	Hartford Financial Services Group, Inc.	85,104
2,000	Janus Capital Group, Inc.	42,500
29,300	JPMorgan Chase & Co.	1,447,420
2,300	KeyCorp	86,802

See accompanying notes to the financial statements.
3

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Financial — continued
3,767	Lincoln National Corp.	256,721
3,300	MBIA, Inc.	219,351
7,400	Merrill Lynch & Co., Inc.	619,232
2,300	MGIC Investment Corp.	138,805
9,600	Morgan Stanley	719,232
20,600	National City Corp.	779,710
10,587	Old Republic International Corp.	236,302
4,600	PMI Group (The), Inc.	215,602
4,700	PNC Financial Services Group, Inc.	344,557
11,000	Progressive Corp. (The)	252,230
3,000	Radian Group, Inc.	172,350
900	Safeco Corp	60,048
1,500	SEI Investment Co.	90,675
1,600	T. Rowe Price Group, Inc.	74,496
4,800	Torchmark Corp.	306,816
2,500	Travelers Cos. (The), Inc.	126,900
9,000	UnumProvident Corp.	192,690
7,300	US Bancorp	260,318
5,550	W.R. Berkley Corp.	180,930
10,845	Washington Mutual, Inc.	467,203
3,200	Wells Fargo & Co.	111,040
	Total Financial	21,262,712
	Food & Beverage — 3.23%
23,600	Anheuser-Busch Cos., Inc.	1,158,288
9,800	Archer-Daniels-Midland Co.	336,924
200	Brown-Forman Corp. – Class B	13,100
2,700	Campbell Soup Co.	110,241
16,200	Coca-Cola Co. (The)	756,216
9,000	ConAgra Foods, Inc.	227,070
300	Dean Foods Co. *	13,512
600	General Mills Co.	33,816
6,000	HJ Heinz Co.	275,220
600	Hormel Foods Corp.	21,900

See accompanying notes to the financial statements.
4

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Food & Beverage — continued
11,800	Kraft Foods, Inc.	376,656
2,000	McCormick & Co., Inc. (Non Voting)	76,580
2,700	Pepsi Bottling Group, Inc.	83,700
7,500	Sara Lee Corp.	123,450
9,100	Tyson Foods, Inc. – Class A	166,075
	Total Food & Beverage	3,772,748
	Health Care — 18.31%
13,700	Abbott Laboratories	748,294
12,400	AmerisourceBergen Corp.	653,108
400	Amgen, Inc. *	25,704
1,300	Bard (C.R.), Inc.	103,740
1,600	Baxter International, Inc.	80,016
4,000	Becton Dickinson & Co.	303,960
2,200	Biomet, Inc.	93,126
23,500	Bristol-Myers Squibb Co.	620,165
12,400	Cardinal Health, Inc.	869,116
2,500	Caremark Rx, Inc.	153,975
400	Cigna Corp.	57,000
1,800	DENTSPLY International, Inc.	56,772
7,000	Express Scripts, Inc. *	527,870
25,100	Forest Laboratories, Inc. *	1,299,176
1,000	Health Net, Inc. *	53,470
42,600	Johnson & Johnson	2,685,930
11,600	King Pharmaceuticals, Inc. *	216,340
800	Laboratory Corp of America Holdings *	63,800
1,900	Lincare Holdings, Inc. *	74,195
500	Manor Care, Inc.	26,790
17,700	McKesson Corp.	986,952
97,500	Merck & Co., Inc.	4,305,600
400	Patterson Cos., Inc. *	13,352
192,030	Pfizer, Inc.	4,793,069
6,500	Quest Diagnostics, Inc.	331,630
500	Schering-Plough Corp.	11,740

See accompanying notes to the financial statements.
5

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Health Care — continued
2,800	Stryker Corp.	173,656
28,200	UnitedHealth Group, Inc.	1,472,040
600	Varian Medical Systems, Inc. *	27,570
5,100	Wyeth	249,492
3,500	Zimmer Holdings, Inc. *	295,155
	Total Health Care	21,372,803
	Machinery — 1.03%
7,400	Caterpillar, Inc.	476,708
1,100	Cummins, Inc.	148,148
3,000	Deere & Co.	325,260
1,800	Dover Corp.	86,022
2,000	Parker-Hannifin Corp.	164,780
	Total Machinery	1,200,918
	Manufacturing — 1.82%
2,700	3M Co.	200,016
3,800	American Standard Cos., Inc.	201,362
15,200	Illinois Tool Works, Inc.	785,840
1,600	Pactiv Corp. *	51,520
1,900	Textron, Inc.	175,351
10,800	United Technologies Corp.	708,804
	Total Manufacturing	2,122,893
	Metals & Mining — 0.42%
14,700	Alcoa, Inc.	491,127
	Oil & Gas — 7.82%
5,000	Anadarko Petroleum Corp.	201,150
1,200	Apache Corp.	82,236
7,900	Chevron Corp.	542,019
3,474	ConocoPhillips	227,269
2,000	Devon Energy Corp.	131,420
99,900	Exxon Mobil Corp.	7,160,831

See accompanying notes to the financial statements.
6

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Oil & Gas — continued
2,800	Marathon Oil Corp.	254,072
11,400	Occidental Petroleum Corp.	526,452
	Total Oil & Gas	9,125,449
	Primary Process Industry — 0.84%
1,600	Air Products & Chemicals, Inc.	119,712
6,100	E.I. du Pont de Nemours & Co.	309,575
3,200	Ecolab, Inc.	135,360
700	International Flavors & Fragrances, Inc.	32,760
5,200	International Paper Co.	187,252
2,800	PPG Industries, Inc.	185,500
200	Sherwin-Williams Co. (The)	13,310
	Total Primary Process Industry	983,469
	Retail Stores — 15.38%
500	Abercrombie & Fitch Co. – Class A	39,085
3,350	American Eagle Outfitters, Inc.	104,018
11,400	AutoNation, Inc. *	250,344
3,400	AutoZone, Inc. *	425,986
9,400	Bed Bath & Beyond, Inc. *	374,966
2,300	Best Buy, Inc.	106,881
200	CarMax, Inc. *	10,540
2,100	CDW Corp.	130,368
600	Circuit City Stores, Inc.	11,418
10,300	Costco Wholesale Corp.	575,667
5,000	Dollar General Corp.	84,400
6,400	Family Dollar Stores, Inc.	185,408
1,600	Fastenal Co.	56,432
2,500	Foot Locker, Inc.	56,800
700	Gap (The), Inc.	13,433
96,100	Home Depot, Inc.	3,805,560
1,000	JC Penney Co., Inc.	81,110
16,700	Kohls Corp. *	1,152,133
31,000	Kroger Co. (The)	795,770

See accompanying notes to the financial statements.
7

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Retail Stores — continued
9,500	Limited Brands, Inc.	262,960
67,400	Lowe's Cos., Inc.	2,194,544
200	Nordstrom, Inc.	10,618
6,700	Office Depot, Inc. *	223,512
400	PetSmart, Inc.	12,124
17,400	Safeway, Inc.	601,518
17,800	Staples, Inc.	463,156
6,157	Supervalu, Inc.	227,563
3,900	Target Corp.	239,967
11,800	TJX Cos., Inc.	324,500
12,400	Walgreen Co.	554,404
94,800	Wal-Mart Stores, Inc.	4,578,840
	Total Retail Stores	17,954,025
	Services — 5.22%
2,200	Allied Waste Industries, Inc. *	28,204
2,000	CBS Corp. – Class B	60,700
33,150	Comcast Corp. – Class A *	852,618
13,300	Direct TV Group (The) *	300,048
9,100	Gannett Co., Inc.	557,466
4,200	Manpower, Inc.	312,060
5,500	Marriott International, Inc. – Class A	263,505
3,700	McDonald's Corp.	161,764
400	McGraw-Hill, Inc.	25,844
6,400	Moody's Corp.	414,208
21,000	News Corp. – Class A	473,130
1,000	Omnicom Group, Inc.	103,610
1,500	Robert Half International, Inc.	58,605
25,800	Starbucks Corp. *	797,220
7,600	Sysco Corp.	250,496
691	Tim Hortons, Inc.	20,778
400	Tribune Co.	12,012
24,200	Walt Disney Co. (The)	829,092
10,500	Waste Management, Inc.	357,525

See accompanying notes to the financial statements.
8

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Services — continued
1,500	Wendy's International, Inc.	48,135
2,800	Yum! Brands, Inc.	162,232
	Total Services	6,089,252
	Technology — 9.42%
2,800	Affiliated Computer Services, Inc. – Class A *	145,516
500	Amphenol Corp. – Class A	32,270
5,700	Applera Corp. – Applied Biosystems Group	176,016
600	Avery Dennison Corp.	39,876
7,300	BEA Systems, Inc. *	87,089
6,500	BMC Software, Inc. *	200,590
2,700	Boeing Co.	235,629
37,100	Cisco Systems, Inc. *	962,374
1,100	Citrix Systems, Inc. *	35,420
1,300	Cognizant Technologies Solutions Corp. – Class A *	117,260
3,100	Computer Sciences Corp. *	164,083
13,600	Danaher Corp.	974,304
36,600	Dell, Inc. *	836,310
4,400	Electronic Data Systems Corp.	123,288
17,400	Emerson Electric Co.	749,766
800	Energizer Holdings, Inc. *	68,736
12,300	First Data Corp.	314,019
3,100	Fiserv, Inc. *	164,176
3,200	General Dynamics Corp.	244,672
14,800	Hewlett-Packard Co.	582,824
16,300	Intel Corp.	323,555
5,000	International Business Machines Corp.	465,050
7,000	Intuit, Inc. *	206,570
5,600	Lexmark International, Inc. *	339,136
9,600	Lockheed Martin Corp.	933,888
9,400	Microsoft Corp.	264,798
400	Molex, Inc.	11,732
900	Network Appliance, Inc. *	34,803
7,500	Northrop Grumman Corp.	538,875

See accompanying notes to the financial statements.
9

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Technology — continued
23,800	Oracle Corp. *	391,034
5,100	Pitney Bowes, Inc.	243,321
6,200	Qualcomm, Inc.	249,736
3,300	Raytheon Co.	176,715
1,300	Rockwell Automation, Inc.	80,717
2,000	Thermo Fisher Scientific, Inc. *	90,540
12,300	Time Warner, Inc.	250,305
1,900	W.W. Grainger, Inc.	146,585
	Total Technology	11,001,578
	Transportation — 3.07%
6,100	Burlington Northern Santa Fe Corp.	483,059
7,600	CH Robinson Worldwide, Inc.	387,296
3,500	CSX Corp.	131,845
6,200	Expeditors International of Washington, Inc.	278,070
14,300	FedEx Corp.	1,632,774
4,500	JB Hunt Transport Services, Inc.	119,520
2,600	Norfolk Southern Corp.	123,240
4,300	Union Pacific Corp.	424,109
	Total Transportation	3,579,913
	Utility — 7.14%
7,900	AES Corp. (The) *	168,428
134,163	AT&T, Inc.	4,937,198
1,200	Centerpoint Energy, Inc.	21,408
3,400	CenturyTel, Inc.	152,150
800	Entergy Corp.	78,960
600	NII Holdings, Inc. *	42,504
22,900	Qwest Communications International, Inc. *	203,352
700	TXU Corp.	46,305
71,742	Verizon Communications, Inc.	2,685,303
	Total Utility	8,335,608
	TOTAL COMMON STOCKS (COST $101,578,507)	114,446,845

See accompanying notes to the financial statements.
10

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.97%
2,305,764	Citigroup Global Markets Repurchase Agreement, dated 2/28/07, due 3/1/07, with a maturity value of $2,306,036 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 3/31/11 and a market value, including accrued interest, of $2,351,879.	2,305,764
	TOTAL SHORT-TERM INVESTMENTS (COST $2,305,764)	2,305,764
	TOTAL INVESTMENTS — 100.02% (Cost $103,884,271)	116,752,609
	Other Assets and Liabilities (net) — (0.02%)	(28,024)
	TOTAL NET ASSETS — 100.00%	$116,724,585

See accompanying notes to the financial statements.
11

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

*  Non-income producing security.

See accompanying notes to the financial statements.
12

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value (cost $103,884,271) (Note 2)	$116,752,609
Dividends and interest receivable	196,194
Receivable for expenses reimbursed by Manager (Note 3)	12,348
Total assets	116,961,151
Liabilities:
Payable for Fund shares repurchased	128,658
Payable to affiliate for (Note 3):
Management fee	31,022
Shareholder service fee	14,101
Trustees and Chief Compliance Officer of GMO Trust fees	332
Accrued expenses	62,453
Total liabilities	236,566
Net assets	$116,724,585
Net assets consist of:
Paid-in capital	$105,614,824
Accumulated undistributed net investment income	306,453
Accumulated net realized loss	(2,065,030)
Net unrealized appreciation	12,868,338
$116,724,585
Net assets attributable to:
Class III shares	$116,724,585
Shares outstanding:
Class III	8,661,582
Net asset value per share:
Class III	$13.48

See accompanying notes to the financial statements.
13

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends	$2,230,089
Interest	77,570
Total investment income	2,307,659
Expenses:
Management fee (Note 3)	392,840
Shareholder service fee – Class III (Note 3)	178,564
Custodian, fund accounting agent and transfer agent fees	71,105
Audit and tax fees	50,407
Legal fees	3,473
Trustees fees and related expenses (Note 3)	1,659
Registration fees	4,337
Miscellaneous	2,887
Total expenses	705,272
Fees and expenses reimbursed by Manager (Note 3)	(131,396)
Net expenses	573,876
Net investment income (loss)	1,733,783
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	3,531,643
Closed futures contracts	(2,139)
Net realized gain (loss)	3,529,504
Change in net unrealized appreciation (depreciation) on investments	2,169,764
Net realized and unrealized gain (loss)	5,699,268
Net increase (decrease) in net assets resulting from operations	$7,433,051

See accompanying notes to the financial statements.
14

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,733,783	$1,503,502
Net realized gain (loss)	3,529,504	2,540,673
Change in net unrealized appreciation (depreciation)	2,169,764	2,939,967
Net increase (decrease) in net assets from operations	7,433,051	6,984,142
Distributions to shareholders from:
Net investment income
Class III	(1,642,938)	(1,452,459)
Net share transactions (Note 7):
Class III	(10,404,882)	34,433,458
Total increase (decrease) in net assets	(4,614,769)	39,965,141
Net assets:
Beginning of period	121,339,354	81,374,213
End of period (including accumulated undistributed net investment income of $306,453 and $215,608, respectively)	$116,724,585	$121,339,354

See accompanying notes to the financial statements.
15

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005		2004	2003
Net asset value, beginning of period	$12.83	$12.14	$11.58		$8.62	$11.24
Income (loss) from investment operations:
Net investment income (loss)†	0.19	0.20	0.16		0.14	0.14
Net realized and unrealized gain (loss)	0.64	0.69	0.54		2.96	(2.64)
Total from investment operations	0.83	0.89	0.70		3.10	(2.50)
Less distributions to shareholders:
From net investment income	(0.18)	(0.20)	(0.14)		(0.14)	(0.12)
Total distributions	(0.18)	(0.20)	(0.14)		(0.14)	(0.12)
Net asset value, end of period	$13.48	$12.83	$12.14		$11.58	$8.62
Total Return(a)	6.53%	7.46%	6.12	%(b)	36.21%	(22.33)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$116,725	$121,339	$81,374		$62,027	$40,347
Net expenses to average daily net assets	0.48%	0.48%	0.48%		0.48%	0.49%
Net investment income to average daily net assets	1.46%	1.65%	1.39%		1.34%	1.41%
Portfolio turnover rate	67%	62%	87%		70%	63%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11%	0.08%	0.08%		0.13%	0.16%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  The effect of losses in the amount of $15,989 resulting from compliance violations and the Manager's reimbursement of such losses had no effect on total return.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
16

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Tax-Managed U.S. Equities Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high after-tax total return. The Fund seeks to achieve its objective by outperforming the S&P 500 Index (after tax), which is computed by GMO by adjusting the return of the S&P 500 Index by its tax cost. The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, and companies with similar size characteristics, and uses quantitative models integrated with tax management techniques to provide broad exposure to the U.S. equity market to investors subject to U.S. federal income tax.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency

17

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to

18

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2007, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid

19

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $1,642,938 and $1,452,459, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $306,453 undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to capital loss carryforwards.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $228,015 and $1,837,015 expiring in 2011 and 2012, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$103,884,271	$14,183,130	$(1,314,792)	$12,868,338

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to redemption in-kind transactions. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$—	$(1,130,617)	$1,130,617

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

For the period ended February 28, 2007, the Fund had realized gross gains attributed to redemption in-kind transactions of $1,130,617.

20

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan,

21

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.33% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $1,139 and $808, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $78,617,032 and $89,416,545, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 66.94% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 0.04% of the Fund's shares were held by one related party comprised of a certain GMO employee account, and 2.61% of the Fund's shares was held by accounts for which the Manager has investment discretion.

22

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	182,327	$2,335,000	3,129,868	$39,103,839
Shares issued to shareholders in reinvestment of distributions	93,323	1,204,619	72,670	886,419
Shares repurchased	(1,072,199)	(13,944,501)	(447,033)	(5,556,800)
Net increase (decrease)	(796,549)	$(10,404,882)	2,755,505	$34,433,458

23

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed U.S. Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed U.S. Equities Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

24

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$1,077.70	$2.47
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

25

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $49,854 or if determined to be different, the qualified interest income of such year.

26

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

27

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

28

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tax-Managed International Equities Fund returned +20.3% for the fiscal year ended February 28, 2007, as compared to +21.1% for the MSCI EAFE benchmark. On an after-tax basis, the Fund returned +19.4% compared to the benchmark's +19.5% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Country selection was a negative factor in the fiscal year, primarily due to allocation within developed markets. Overweight exposure to Japan and Canada, which lagged the index, and underweight exposure to Australia and merger-activity-influenced Spain put the portfolio at odds with the market's strengths. Additionally, the portfolio's allocation to emerging equities, which moderately lagged the developed markets over the fiscal year, yielded negative relative results.

Sector selection was also a moderate negative factor for the fiscal year. An overweight of Energy stocks, which underperformed for the 12-month period, and underweight of Telecommunication stocks, which outperformed, were the primary culprits. Underweight exposure to Information Technology stocks, which underperformed, contributed positively.

Stock selection was a moderate positive for the year, as both the quality-adjusted value and momentum strategies outpaced the market, while the intrinsic value strategy posted results similar to the benchmark's.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  Returns do not reflect the tax effect a shareholder would pay on Fund distributions or the redemption of Fund shares.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.54%
Preferred Stocks	1.02
Short-Term Investments	0.26
Other	2.18
100.00%
Country Summary	% of Equity Investments
Japan	23.34%
United Kingdom	22.10
France	11.11
Germany	9.90
Netherlands	7.18
Italy	3.51
Switzerland	3.37
Spain	1.90
Finland	1.82
Sweden	1.58
Belgium	1.52
Singapore	1.36
Taiwan	1.34
South Korea	1.31
Australia	1.27
Austria	1.02
Canada	0.95
Norway	0.87
Hong Kong	0.76
Brazil	0.74
China	0.74
Ireland	0.61
Mexico	0.42
Russia	0.38
South Africa	0.30
Malaysia	0.17
Thailand	0.16
Israel	0.10
Poland	0.08
Philippines	0.05
Indonesia	0.02
India	0.02
100.00%

1

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	24.87%
Consumer Discretionary	13.54
Materials	9.71
Energy	9.66
Health Care	9.06
Industrials	8.74
Utilities	6.63
Telecommunication Services	6.24
Consumer Staples	6.14
Information Technology	5.41
100.00%

2

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 96.54%
	Australia — 1.24%
84,857	Australia and New Zealand Banking Group Ltd	1,962,434
127,516	BHP Billiton Ltd	2,725,747
104,004	Boral Ltd	692,786
45,208	Commonwealth Bank of Australia	1,783,010
100	General Property Trust Units	398
20,217	Rio Tinto Ltd	1,211,069
109,011	Santos Ltd	803,928
49,785	Woodside Petroleum Ltd	1,454,948
141,450	Woolworths Ltd	3,033,270
	Total Australia	13,667,590
	Austria — 0.99%
23,752	Boehler Uddeholm (Bearer)	1,745,311
5,929	Flughafen Wien AG	549,243
438	Lenzing AG	153,414
87,050	OMV AG	4,847,101
59,780	Voestalpine AG	3,691,092
	Total Austria	10,986,161
	Belgium — 1.48%
6,470	Colruyt SA	1,409,150
23,154	Delhaize Group	1,926,347
139,924	Dexia	4,121,349
147,719	Fortis	6,346,914
16,784	Suez Lyon des Eaux VVPR Strip *	222
40,452	UCB SA	2,612,075
	Total Belgium	16,416,057
	Brazil — 0.23%
8,719	Banco do Brasil SA	282,067
31,700	Companhia Vale do Rio Doce	1,083,974
7,992,200	Electrobras (Centro)	169,606

See accompanying notes to the financial statements.
3

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Brazil — continued
33,700	Petroleo Brasileiro SA (Petrobras)	760,455
3,200	Petroleo Brasileiro SA (Petrobras) ADR	289,280
	Total Brazil	2,585,382
	Canada — 0.92%
25,800	Canadian Imperial Bank of Commerce	2,220,441
79,664	Canadian Natural Resources	4,000,228
36,664	EnCana Corp	1,782,104
22,700	National Bank of Canada	1,267,365
25,200	Petro-Canada	931,857
	Total Canada	10,201,995
	China — 0.72%
1,808,000	China Construction Bank Class H	1,014,961
218,000	China Life Insurance Co Ltd Class H	577,266
226,000	China Mobile Ltd	2,098,043
1,166,000	China Petroleum & Chemical Corp Class H	928,383
190,000	China Shipping Development Co Ltd Class H	262,707
6,300	China Telecom Corp Ltd ADR	288,540
546,300	China Telecom Corp Ltd Class H	251,327
894,000	CNOOC Ltd	717,935
252,000	Huaneng Power International Inc Class H	219,656
200,000	Jiangxi Copper Co	228,104
1,186,000	PetroChina Co Ltd Class H	1,379,937
	Total China	7,966,859
	Finland — 1.78%
86,600	Fortum Oyj	2,391,540
15,500	Kemira Oyj	348,612
288,100	Nokia Oyj	6,288,303
25,300	Orion Oyj *	557,177
70,750	Rautaruukki Oyj	3,241,283
208,062	Sampo Oyj Class A	5,805,189
31,048	YIT Oyj	1,012,397
	Total Finland	19,644,501

See accompanying notes to the financial statements.
4

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	France — 10.84%
50,855	Air France	2,204,263
165,747	BNP Paribas	17,283,589
4,173	Bongrain SA	416,677
41,900	Cap Gemini SA	2,926,032
38,074	Carrefour SA	2,539,783
33,710	Casino Guichard-Perrachon SA	2,899,520
5,024	Chargeurs International SA *	141,457
36,812	Cie de Saint-Gobain	3,422,245
137,253	Credit Agricole SA	5,467,721
2,228	Esso S.A.F.	527,029
25,690	Euronext NV	2,783,201
18,576	Groupe Danone	2,937,720
31,142	Lafarge SA	4,647,063
29,128	L'Oreal SA	3,045,277
24,321	Michelin SA Class B	2,526,480
86,816	Peugeot SA	5,853,610
75,697	Renault SA	8,987,928
86,159	Sanofi-Aventis	7,315,952
33,020	Societe Generale	5,553,034
84,596	Suez SA	4,086,896
16,784	Suez SA Class B	808,122
693	Total Gabon	640,297
445,550	Total SA	30,008,992
4,029	Vallourec SA	993,947
13,100	Vinci SA	1,810,641
	Total France	119,827,476
	Germany — 9.26%
32,932	Adidas AG	1,614,320
22,500	Allianz AG (Registered)	4,838,588
68,280	Altana AG	4,139,062
93,052	Bayerische Motoren Werke AG	5,377,811
69,700	Commerzbank AG	2,864,952
28,672	DaimlerChrysler AG (Registered)	1,952,320

See accompanying notes to the financial statements.
5

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Germany — continued
193,805	Depfa Bank Plc	3,267,631
88,800	Deutsche Bank AG (Registered)	11,666,445
96,000	Deutsche Lufthansa AG (Registered)	2,602,485
108,148	Deutsche Post AG (Registered)	3,470,961
104,000	Deutsche Telekom (Registered)	1,865,649
63,998	E. On AG	8,381,748
91,000	Infineon Technologies AG *	1,395,808
12,000	IWKA AG *	351,002
49,900	MAN AG	5,365,265
71,000	Muenchener Rueckversicherungs AG (Registered)	11,374,772
3,300	Puma AG Rudolf Dassler Sport	1,172,093
38,020	Salzgitter AG	4,731,044
12,200	Solarworld AG	881,634
79,861	Suedzucker AG	1,698,966
217,625	ThyssenKrupp AG	10,646,420
158,600	TUI AG	3,693,820
71,671	Volkswagen AG	9,013,388
	Total Germany	102,366,184
	Hong Kong — 0.74%
199,800	Bank of East Asia Ltd	1,145,118
296,500	BOC Hong Kong Holdings Ltd	717,547
452,400	CLP Holdings Ltd	3,321,848
278,000	Hang Lung Group Co Ltd	910,095
415,000	Hong Kong Electric Holdings Ltd	2,101,250
	Total Hong Kong	8,195,858
	India — 0.02%
810	Reliance Capital Ltd	11,405
16,200	Reliance Communications GDR 144A *	149,040
8,100	Reliance Natural Resources GDR 144A *	8,586
	Total India	169,031

See accompanying notes to the financial statements.
6

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Indonesia — 0.02%
150,000	Astra International Tbk PT	231,217
	Ireland — 0.60%
84,023	Bank of Ireland	1,917,726
100,699	CRH Plc	4,203,021
79,446	Greencore Group	483,757
	Total Ireland	6,604,504
	Israel — 0.10%
52,800	Bank Hapoalim B.M.	244,345
11,000	Check Point Software Technologies Ltd *	248,380
16,500	Teva Pharmaceutical Industries ADR	586,740
	Total Israel	1,079,465
	Italy — 3.29%
286,989	Banca Monte dei Paschi di Siena SPA	1,848,537
104,810	Banca Popolare di Verona	3,167,333
561,621	Enel SPA	5,865,130
588,515	ENI SPA	18,024,654
166,303	Fiat SPA *	3,937,685
376,500	UniCredito Italiano SPA	3,477,126
	Total Italy	36,320,465
	Japan — 22.77%
32,700	Acom Co Ltd	1,214,257
190,000	Canon Inc	10,291,165
131,900	Chubu Electric Power Co Inc	4,458,702
182,000	Cosmo Oil Co Ltd	773,131
62,750	Daiei Inc *	859,566
168,541	Daiichi Sankyo Co Ltd	5,440,927
436,400	Daikyo Inc *	2,510,728
8,500	Daito Trust Construction Co Ltd	409,928
92,000	Daiwa Securities Group Inc	1,170,885
218	East Japan Railway Co	1,677,082

See accompanying notes to the financial statements.
7

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
63,700	Eisai Co Ltd	3,242,997
27,000	Elpida Memory Inc *	1,214,790
322,000	Fuji Heavy Industries Ltd	1,760,337
776,500	Haseko Corp *	2,995,673
651,000	Honda Motor Co Ltd	24,194,441
21,600	Hoya Corp	748,634
675,000	Ishikawajima-Harima Heavy Industries Co Ltd	2,713,497
426,000	Isuzu Motors Ltd	2,229,627
744,000	Itochu Corp	7,209,847
639	Japan Tobacco Inc	2,922,340
46,100	JFE Holdings Inc	2,851,522
58,000	Kamigumi Co Ltd	517,490
156,100	Kansai Electric Power Co Inc	4,661,902
100,000	Kao Corp	2,925,291
34,000	Komatsu Ltd	760,843
51,000	Kubota Corp	508,321
27,400	Kyocera Corp	2,478,215
36,000	Kyudenko Corp	223,335
74,300	Kyushu Electric Power Co Inc	2,133,101
727,000	Marubeni Corp	4,583,235
473,000	Mazda Motor Corp	2,802,630
421,200	Mitsubishi Corp	9,814,588
143,000	Mitsubishi Estate Co Ltd	4,465,437
326,000	Mitsui & Co	5,859,228
329,000	Mitsui OSK Lines Ltd	3,730,928
496,784	Mitsui Trust Holding Inc	5,562,431
670	Mizuho Financial Group Inc	4,707,236
19,100	Murata Manufacturing Co Ltd	1,384,121
47,000	Nagase & Co	620,839
76,000	Nikon Corp	1,748,495
21,300	Nintendo Co Ltd	5,690,709
43,000	Nippon Corp	340,638
231,000	Nippon Sheet Glass	1,191,800
578,000	Nippon Steel Corp	3,949,294

See accompanying notes to the financial statements.
8

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
1,201	Nippon Telegraph & Telephone Corp	6,362,180
346,000	Nippon Yusen Kabushiki Kaisha	2,737,076
982,100	Nissan Motor Co	11,290,663
78,100	Nisshin Seifun Group Inc	817,172
4,226	NTT Docomo Inc	7,696,678
21,000	Ono Pharmaceutical Co Ltd	1,133,980
4,230	ORIX Corp	1,165,269
184,000	Pacific Metals Co Ltd	2,587,457
30,500	Promise Co Ltd	1,042,286
1,350	Resona Holdings Inc	3,836,642
318,400	Ricoh Company Ltd	7,066,660
13,800	Ryosan Co	357,200
46,000	SUMCO Corp	1,709,286
61,000	Sumitomo Corp	1,103,267
142,000	Sumitomo Metal Mining Co Ltd	2,543,707
118,000	Sumitomo Realty & Development Co Ltd	4,709,009
63,000	Taisho Pharmaceutical Co Ltd	1,174,715
313,900	Takeda Pharmaceutical Co Ltd	21,597,265
104,000	Toho Zinc Co Ltd	996,015
79,800	Tohoku Electric Power Co Inc	2,135,479
119,800	Tokyo Electric Power Co Inc	4,183,281
40,900	Tokyo Electron Ltd	2,975,513
108,000	TonenGeneral Sekiyu KK	1,188,475
238,000	Toshiba Corp	1,508,621
122,000	Toyota Motor Corp	8,194,261
	Total Japan	251,662,340
	Malaysia — 0.17%
22,800	Genting Berhad	231,193
44,600	IOI Corp Berhad	245,910
49,000	Malakoff Berhad	141,278
67,400	Malayan Banking Berhad	240,799
83,000	Maxis Communications Berhad	277,336
88,300	MISC Berhad	226,923

See accompanying notes to the financial statements.
9

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Malaysia — continued
54,400	Sime Darby Berhad	121,193
103,400	Tenaga Nasional Berhad	354,364
	Total Malaysia	1,838,996
	Mexico — 0.41%
21,000	Alfa SA de CV Class A	134,492
19,600	America Movil SA de CV Class L ADR	858,480
268,348	Cemex SA de CV CPO *	914,107
43,000	Fomento Economico Mexicano SA de CV	476,019
86,000	Grupo Financiero Banorte SA de CV	333,548
120,000	Grupo Mexico SA Class B	520,234
44,500	Grupo Televisa SA (Participating Certificates)	242,745
24,100	Telefonos de Mexico SA de CV Class L ADR	699,864
98,874	Wal-Mart de Mexico SA de CV Class V	380,823
	Total Mexico	4,560,312
	Netherlands — 7.01%
491,287	ABN Amro Holdings NV	17,226,363
370,837	Aegon NV	7,331,811
43,981	Akzo Nobel NV	2,707,482
272,976	Arcelor Mittal	13,791,239
5,579	Boskalis Westminster NV	508,600
2,671	Gamma Holdings NV	184,667
120,207	Heineken NV	5,920,806
532,822	ING Groep NV	22,730,137
174,425	Koninklijke Ahold NV *	1,736,245
45,860	Koninklijke DSM	1,985,041
9,008	Koninklijke Ten Cate NV	311,221
19,206	Koninklijke Vopak NV	959,022
19,535	Koninklijke Wessanen NV	263,976
45,000	Reed Elsevier NV	795,467
7,608	Wereldhave NV	1,010,720
	Total Netherlands	77,462,797

See accompanying notes to the financial statements.
10

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Norway — 0.84%
21,304	Frontline Ltd	742,424
92,845	Norsk Hydro ASA	2,861,122
45,660	Orkla ASA	2,968,720
107,865	Statoil ASA	2,751,992
	Total Norway	9,324,258
	Philippines — 0.05%
11,500	Ayala Corp	133,226
9,140	Philippine Long Distance Telephone	444,333
	Total Philippines	577,559
	Poland — 0.08%
6,200	KGHM Polska Miedz SA	188,749
26,200	Polski Koncern Naftowy Orlen SA	388,858
42,700	Telekomunikacja Polska SA	326,187
	Total Poland	903,794
	Russia — 0.37%
2,500	JSC Mining & Smelting Co ADR	443,750
16,500	Lukoil ADR	1,303,500
10,600	Mobile Telesystems ADR	543,780
30,550	OAO Gazprom ADR	1,243,996
4,800	Surgutneftegaz ADR	284,400
3,100	Vimpel-Communications ADR *	249,426
	Total Russia	4,068,852
	Singapore — 1.33%
618,000	Capitaland Ltd	2,834,490
426,000	DBS Group Holdings Ltd	5,947,145
161,500	Fraser & Neave Ltd	516,133
201,000	Keppel Corp Ltd	2,342,424
1,075,970	Singapore Telecommunications	2,253,760
58,000	United Overseas Bank Ltd	774,870
	Total Singapore	14,668,822

See accompanying notes to the financial statements.
11

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	South Africa — 0.30%
167,296	FirstRand Ltd	554,902
9,192	Imperial Holdings Ltd *	208,837
32,800	MTN Group Ltd	399,486
13,225	Nedbank Group Ltd	246,626
20,700	Remgro Ltd	493,391
127,600	Sanlam Ltd	334,529
8,300	Sasol Ltd	266,657
40,195	Standard Bank Group Ltd	559,536
60,300	Steinhoff International Holdings	217,620
	Total South Africa	3,281,584
	South Korea — 1.28%
1,539	Daelim Industrial Co Ltd	132,121
8,036	Daewoo Engineering & Construction Co Ltd	163,625
7,500	Dongkuk Steel Mill	184,568
1,660	GS Engineering & Construction Corp	152,492
8,928	Hana Financial Group Inc	475,315
5,300	Hanjin Shipping	179,338
26,300	Hynix Semiconductor Inc *	873,658
4,312	Hyundai Development Co	260,956
4,800	Hyundai Mobis	400,444
9,000	Hyundai Motor Co	660,872
4,300	Hyundai Steel Co	151,754
700	KCC Corporation	190,020
15,700	KIA Motors Corp *	203,378
10,550	Kookmin Bank	947,568
17,200	Korea Electric Power Corp	718,787
31	Korean Air Lines Co Ltd	1,104
1,900	KT Corp	85,105
13,800	KT Corp ADR *	310,224
7,900	KT Freetel Co Ltd	216,901
7,000	KT&G Corp	422,948
4,600	LG Chemicals Ltd	213,639
5,800	LG Corp	191,878

See accompanying notes to the financial statements.
12

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	South Korea — continued
4,800	POSCO	1,801,531
3,357	Samsung Electronics Co Ltd	2,027,546
2,700	Samsung SDI Co Ltd	181,614
19,300	Shinhan Financial Group Co Ltd	1,088,554
600	Shinsegae Co Ltd	346,147
9,400	SK Corp	800,076
100	SK Telecom Co Ltd	20,782
21,030	SK Telecom Co Ltd ADR	479,484
10,200	Woori Finance Holdings Co Ltd *	258,983
	Total South Korea	14,141,412
	Spain — 1.86%
44,976	ACS Actividades de Construccion y Servicios SA	2,540,616
106,200	Banco Popular Espanol SA	2,087,058
19,990	Endesa SA	1,015,028
148,722	Iberdrola SA	6,516,480
114,883	Repsol YPF SA	3,636,157
220,410	Telefonica SA	4,740,814
	Total Spain	20,536,153
	Sweden — 1.54%
111,000	Boliden AB	2,328,265
129,900	Electrolux AB Series B	2,901,135
20,700	Holmen AB Class B	842,907
143,600	Nordea AB	2,177,319
44,500	Scania AB Class B	3,280,002
68,600	Skandinaviska Enskilda Banken AB Class A	2,095,330
87,200	Swedish Match AB	1,505,667
124,900	Tele2 AB Class B	1,876,562
	Total Sweden	17,007,187
	Switzerland — 3.29%
300,728	ABB Ltd	5,015,061
6,497	Bobst Group AG (Registered)	337,514

See accompanying notes to the financial statements.
13

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Switzerland — continued
21,807	Credit Suisse Group	1,506,785
6,550	Nestle SA (Registered)	2,436,706
140,484	Novartis AG (Registered) *	7,797,093
18,280	Swiss Reinsurance Co (Registered)	1,554,961
3,812	Swisscom AG (Registered)	1,429,320
54,640	UBS AG (Registered)	3,226,445
45,745	Zurich Financial Services AG	13,054,204
	Total Switzerland	36,358,089
	Taiwan — 1.30%
186,658	Acer Inc	347,065
175,000	Advanced Semiconductor Engineering Inc *	201,756
199,580	Asustek Computer Inc	518,675
320,127	AU Optronics Corp	450,467
18,161	Catcher Technology Co	176,349
225,000	Cathay Financial Holding Co Ltd	480,933
260,952	Chi Mei Optoelectronics Corp	257,144
650,960	China Development Financial Holding Corp	294,554
713,875	China Steel Corp	783,107
513,000	Chinatrust Financial Holding Co Ltd	401,118
226,440	Chunghwa Telecom Co Ltd	420,665
272,023	Compal Electronics Inc	233,794
84,724	Delta Electronics Inc	270,342
282,765	Far Eastern Textile Co Ltd	236,792
119,000	Far Eastone Telecommunications Co Ltd	135,731
237,930	Formosa Chemicals & Fibre Co	459,263
297,515	Formosa Plastics Corp	523,149
30,968	High Tech Computer Corp	440,419
173,800	Hon Hai Precision Industry Co Ltd	1,167,904
221,688	Lite-On Technology Corp	315,391
73,200	MediaTek Inc	788,723
458,000	Mega Financial Holdings Co Ltd	302,922
360,080	Nan Ya Plastics Corp	604,340
49,000	Novatek Microelectronics	235,924

See accompanying notes to the financial statements.
14

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Taiwan — continued
674,232	Powerchip Semiconductor Corp	426,724
54,000	Powertech Technology Inc	220,217
495,000	Promos Technologies Inc *	185,373
154,206	Quanta Computer Inc	257,681
308,135	Shin Kong Financial Holdings	300,792
237,002	Siliconware Precision Industries Co	416,565
528,390	Taishin Financial Holdings Co Ltd *	274,979
205,000	Taiwan Cellular Corp	195,629
687,565	Taiwan Semiconductor Manufacturing Co Ltd	1,405,020
5,594	Taiwan Semiconductor Manufacturing Co Ltd ADR	62,093
798,000	United Microelectronics Corp	474,031
107,000	Wistron Corp	145,566
	Total Taiwan	14,411,197
	Thailand — 0.15%
62,500	Bangkok Bank Pcl NVDR (a)	200,239
22,000	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	23,268
175,850	Kasikornbank Pcl NVDR (a)	330,805
86,100	PTT Exploration & Production Pcl (Foreign Registered) (a)	247,738
51,000	PTT Pcl (Foreign Registered) (a)	311,466
38,700	Siam Cement Pcl (Foreign Registered) NVDR (a)	263,821
161,600	Siam Commercial Bank Pcl (Foreign Registered) (a)	313,464
10,600	Siam Commercial Bank Pcl NVDR (a)	20,558
	Total Thailand	1,711,359
	United Kingdom — 21.56%
54,716	Alliance & Leicester Plc	1,195,168
176,469	Alliance Boots Plc	2,727,625
92,532	Anglo American Plc	4,367,283
268,000	AstraZeneca Plc	15,028,655
316,479	Aviva Plc	5,067,569
66,165	BAE Systems Plc	563,524
54,893	Barclays Plc	795,989
210,891	Barratt Developments Plc	4,864,908

See accompanying notes to the financial statements.
15

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United Kingdom — continued
237,238	BBA Aviation Plc	1,268,466
68,876	Berkeley Group Holdings Plc *	2,050,928
182,196	BG Group Plc	2,473,423
47,666	British American Tobacco Plc	1,446,366
1,828,012	BT Group Plc	10,596,253
41,669	Cadbury Schweppes Plc	445,633
940,196	Centrica Plc	6,885,738
654,853	DSG International Plc	2,189,934
61,855	Gallaher Group Plc	1,367,094
963,707	GlaxoSmithKline Plc	27,039,957
110,642	Hanson Plc	1,765,357
231,263	HBOS Plc	4,894,748
131,350	Home Retail Group	1,091,302
164,980	Imperial Tobacco Group Plc	6,870,056
187,489	Inchcape Plc	1,915,744
323,002	J Sainsbury Plc	3,232,963
402,607	Kingfisher Plc	1,983,040
184,264	Lloyds TSB Group Plc	2,072,728
240,240	Man Group Plc	2,582,861
314,870	Marks & Spencer Group Plc	4,163,171
321,017	National Grid Plc	4,810,784
92,250	Next Plc	3,689,267
581,581	Northern Foods Plc	1,430,975
311,434	Old Mutual Plc	1,073,355
39,184	Reckitt Benckiser Plc	1,967,350
201,330	Rio Tinto Plc	10,845,638
1,126,088	Royal & Sun Alliance Insurance Group	3,386,496
511,642	Royal Bank of Scotland Group	20,116,419
212,792	Royal Dutch Shell Group Class A (Amsterdam)	6,920,616
120,000	Royal Dutch Shell Plc A Shares (London)	3,882,653
172,073	Royal Dutch Shell Plc B Shares (London)	5,550,498
128,804	Scottish & Southern Energy Plc	3,626,693
164,107	Scottish Power Plc	2,458,707
112,374	Tate & Lyle Plc	1,235,852

See accompanying notes to the financial statements.
16

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United Kingdom — continued
659,223	Taylor Woodrow Plc	5,249,171
395,772	Tesco Plc	3,350,403
484,096	Tomkins Plc	2,434,999
7,927,586	Vodafone Group Inc	21,962,850
27,585	Whitbread Plc	889,296
229,579	William Morrison Supermarkets Plc	1,334,430
424,875	Wimpey (George) Plc	4,724,625
62,279	Wolseley Plc	1,563,733
103,297	Xstrata Plc	4,835,801
	Total United Kingdom	238,287,094
	TOTAL COMMON STOCKS (COST $764,478,393)	1,067,064,550
	PREFERRED STOCKS — 1.02%
	Brazil — 0.49%
15,797	Banco Bradesco SA 3.42%	581,818
16,650	Banco Itau Holding Financeira SA 2.62%	571,541
6,477,900	Companhia Energetica de Minas Gerais 0.46%	308,514
37,200	Companhia Vale do Rio Doce Class A 0.02%	1,095,738
9,364,000	Electrobras (Centro) SA Class B 6.35%	196,951
9,850	Gerdau Metalurgica SA 5.33%	216,231
20,200	Gerdau SA 3.94%	344,938
74,563	Itausa-Investimentos Itau SA 4.06%	400,506
70,224	Petroleo Brasileiro SA (Petrobras) 0.89%	1,420,045
6,400	Usinas Siderrurgicas de Minas Gerais SA 5.17%	266,835
	Total Brazil	5,403,117
	Germany — 0.39%
4,291	RWE AG (Non Voting) 2.58%	391,785
20,411	Villeroy & Boch AG (Non Voting) 2.83%	366,087
40,841	Volkswagen AG 2.02%	3,593,181
	Total Germany	4,351,053

See accompanying notes to the financial statements.
17

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	Italy — 0.14%
435,821	Compagnia Assicuratrice Unipol 3.37%	1,479,001
	TOTAL PREFERRED STOCKS (COST $5,016,618)	11,233,171
	SHORT-TERM INVESTMENTS — 0.26%
2,900,000	Rabobank Time Deposit, 5.33%, due 03/01/07	2,900,000
	TOTAL SHORT-TERM INVESTMENTS (COST $2,900,000)	2,900,000
	TOTAL INVESTMENTS — 97.82% (Cost $772,395,011)	1,081,197,721
	Other Assets and Liabilities (net) — 2.18%	24,066,375
	TOTAL NET ASSETS — 100.00%	$1,105,264,096

See accompanying notes to the financial statements.
18

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

As of February 28, 2007, 94.49% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
19

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value (cost $772,395,011) (Note 2)	$1,081,197,721
Cash	35,598
Foreign currency, at value (cost $20,836,361) (Note 2)	21,221,699
Receivable for Fund shares sold	402,839
Dividends and interest receivable	1,515,069
Foreign taxes receivable	310,829
Receivable for collateral on open futures contracts (Note 2)	1,375,000
Receivable for expenses reimbursed by Manager (Note 3)	65,856
Total assets	1,106,124,611
Liabilities:
Payable for Fund shares repurchased	35,900
Payable to affiliate for (Note 3):
Management fee	463,800
Shareholder service fee	128,834
Trustees and Chief Compliance Officer of GMO Trust fees	3,365
Accrued expenses	228,616
Total liabilities	860,515
Net assets	$1,105,264,096
Net assets consist of:
Paid-in capital	$763,048,638
Accumulated undistributed net investment income	354,337
Accumulated net realized gain	32,657,322
Net unrealized appreciation	309,203,799
$1,105,264,096
Net assets attributable to:
Class III shares	$1,105,264,096
Shares outstanding:
Class III	53,235,850
Net asset value per share:
Class III	$20.76

See accompanying notes to the financial statements.
20

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends (net of withholding taxes of $1,880,059)	$23,939,327
Interest	872,283
Total investment income	24,811,610
Expenses:
Management fee (Note 3)	5,310,985
Shareholder service fee – Class III (Note 3)	1,475,274
Custodian and fund accounting agent fees	600,288
Transfer agent fees	34,690
Audit and tax fees	69,073
Legal fees	27,146
Trustees fees and related expenses (Note 3)	13,303
Registration fees	13,424
Miscellaneous	19,130
Total expenses	7,563,313
Fees and expenses reimbursed by Manager (Note 3)	(755,252)
Net expenses	6,808,061
Net investment income (loss)	18,003,549
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	54,821,270
Closed futures contracts	(754,183)
Closed swap contracts	281,084
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $1,311) (Note 2)	774,491
Net realized gain (loss)	55,122,662
Change in net unrealized appreciation (depreciation) on:
Investments	106,727,180
Open futures contracts	(103,827)
Open swap contracts	(4,423)
Foreign currency, forward contracts and foreign currency related transactions	428,734
Net unrealized gain (loss)	107,047,664
Net realized and unrealized gain (loss)	162,170,326
Net increase (decrease) in net assets resulting from operations	$180,173,875

See accompanying notes to the financial statements.
21

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$18,003,549	$13,703,889
Net realized gain (loss)	55,122,662	36,198,043
Change in net unrealized appreciation (depreciation)	107,047,664	80,168,248
Net increase (decrease) in net assets from operations	180,173,875	130,070,180
Distributions to shareholders from:
Net investment income
Class III	(20,061,779)	(12,608,317)
Net realized gains
Class III	(39,922,774)	(11,477,247)
	(59,984,553)	(24,085,564)
Net share transactions (Note 7):
Class III	155,491,902	163,686,368
Total increase (decrease) in net assets	275,681,224	269,670,984
Net assets:
Beginning of period	829,582,872	559,911,888
End of period (including accumulated undistributed net investment income of $354,337 and distributions in excess of net investment income of $343,423, respectively)	$1,105,264,096	$829,582,872

See accompanying notes to the financial statements.
22

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$18.31	$15.78	$13.19	$8.73	$9.70
Income (loss) from investment operations:
Net investment income (loss)†	0.36	0.35	0.26	0.21	0.19
Net realized and unrealized gain (loss)	3.28	2.77	2.61	4.55	(0.90)
Total from investment operations	3.64	3.12	2.87	4.76	(0.71)
Less distributions to shareholders:
From net investment income	(0.40)	(0.31)	(0.28)	(0.30)	(0.26)
From net realized gains	(0.79)	(0.28)	—	—	—
Total distributions	(1.19)	(0.59)	(0.28)	(0.30)	(0.26)
Net asset value, end of period	$20.76	$18.31	$15.78	$13.19	$8.73
Total Return(a)	20.33%	20.04%	21.94%	54.99%	(7.47)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,105,264	$829,583	$559,912	$291,360	$94,709
Net expenses to average daily net assets	0.69%	0.69%	0.69%	0.69%	0.70%
Net investment income to average daily net assets	1.83%	2.10%	1.91%	1.87%	1.98%
Portfolio turnover rate	34%	39%	44%	36%	48%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.08%	0.10%	0.16%	0.26%	0.45%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†   Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
23

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Tax-Managed International Equities Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high after-tax total return. The Fund seeks to achieve its investment objective by outperforming the MSCI EAFE Index (after tax), which is computed by GMO by adjusting the return of the MSCI EAFE Index (Europe, Australasia, and Far East) by its tax cost. The Fund typically makes equity investments in non-U.S. companies that issue stocks included in the MSCI EAFE universe (which is larger than, but generally represented by, the MSCI EAFE Index), plus companies in Canada and emerging countries. GMO uses qualitative models integrated with tax management techniques to provide broad exposure to the international equity markets to investors subject to U.S. federal income tax. The Fund's investments in emerging countries generally will represent 15% or less of the Fund's total assets.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but

24

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures

25

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

26

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed Securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there

27

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2007, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. For the year ended February 28, 2007, the Fund incurred $1,311 in CPMF tax which is included in the net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

28

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $22,514,744 and $12,608,317, respectively, and long-term capital gains – $37,469,809 and $11,477,247, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $3,939,275 and $30,103,211 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$773,327,187	$311,681,624	$(3,811,090)	$307,870,534

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions and foreign currency transactions. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$2,755,990	$(2,755,990)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash

29

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee

30

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.54% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $9,179 and $7,089, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $433,970,983 and $323,331,049, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Related parties

As of February 28, 2007, 2.51% of the Fund's shares were held by five related parties comprised of certain GMO employee accounts, and 0.11% of the Fund's shares were held by accounts for which the Manager has investment discretion.

31

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	8,725,835	$171,811,462	11,270,432	$188,430,360
Shares issued to shareholders in reinvestment of distributions	2,416,494	47,334,895	924,678	15,871,319
Shares repurchased	(3,218,183)	(63,654,455)	(2,369,116)	(40,615,311)
Net increase (decrease)	7,924,146	$155,491,902	9,825,994	$163,686,368

32

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed International Equities Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed International Equities Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

33

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.69%	$1,000.00	$1,112.50	$3.61
2) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

34

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Tax Information for the Tax Year ended February 28. 2007 (Unaudited)

The Fund's distributions to shareholders include $37,469,809 from long-term capital gains.

During the year ended February 28, 2007, the Fund paid foreign taxes of $1,880,059 and recognized foreign source income of $25,819,386.

For taxable, non-corporate shareholders, 98.48% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2007 of $2,452,964 or if determined to be different, the qualified short-term gains of such year.

35

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

36

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

37

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

38

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

39

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Core Equity Fund returned +6.0% for the fiscal year ended February 28, 2007, as compared to +12.0% for the S&P 500 Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the S&P 500 Index. Selections in the Utility and Transportation sectors added to relative returns while selections in the Retail Stores and Technology sectors detracted. In terms of individual names, overweight positions in Merck and AT&T and an underweight in Amgen added to relative returns. Overweight positions in UnitedHealth Group and Home Depot and an underweight in Exxon Mobil detracted.

Sector selection detracted from returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included an underweight position in the Technology sector and an overweight in Automotive. Sector weightings negatively impacting relative performance included overweight positions in Healthcare and Retail Stores.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Core Equity Fund Class III Shares and the S&P 500 Index As of February 28, 2007

Average Annual Total Returns†				
	1 Year	5 Year	10 Year	Since Inception
Class III	5.97%	5.22%	8.10%	n/a
Class IV	6.05%	5.27%	n/a	**1/9/98** 6.73%
Class VI	6.17%	n/a	n/a	**6/30/03** 10.06%
Class M	5.73%	n/a	n/a	**4/15/02** 5.01%

$32,000,000
$28,000,000
$24,000,000
$20,000,000
$16,000,000
$12,000,000
$8,000,000
2/28/97
$10,000,000
$21,789,250
$20,863,630
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
GMO U.S. Core Equity Fund
S&P 500 Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Classes IV, VI and M will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

†   The Fund is the successor to the GMO U.S. Core Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO U.S. Core Fund.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	99.03%
Short-Term Investments	5.00
Other	(4.03)
100.00%
Industry Sector Summary	% of Equity Investments
Health Care	18.20%
Financial	17.78
Retail Stores	15.74
Technology	11.20
Oil & Gas	8.11
Utility	6.29
Services	6.00
Consumer Goods	3.74
Food & Beverage	3.59
Transportation	2.57
Automotive	2.24
Manufacturing	1.92
Primary Process Industry	1.12
Machinery	0.85
Metals & Mining	0.34
Construction	0.31
100.00%

1

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 99.03%
	Automotive — 2.22%
182,100	Eaton Corp.	14,751,921
2,911,911	Ford Motor Co. (a)	23,062,335
621,400	General Motors Corp. (a)	19,835,088
630,300	Harley-Davidson, Inc.	41,536,770
127,345	Johnson Controls, Inc.	11,944,961
378,200	Paccar, Inc.	26,281,118
	Total Automotive	137,412,193
	Construction — 0.31%
74,500	Centex Corp.	3,453,820
76,900	Lennar Corp.-Class A (a)	3,786,556
293,100	Masco Corp. (a)	8,749,035
4,700	NVR, Inc. * (a)	3,181,900
	Total Construction	19,171,311
	Consumer Goods — 3.70%
340,200	Altria Group, Inc.	28,672,056
411,400	Avon Products, Inc.	15,081,924
30,100	Cintas Corp. (a)	1,215,438
19,200	Clorox Co.	1,216,512
108,700	Coach, Inc. *	5,130,640
95,600	Colgate-Palmolive Co.	6,439,616
29,849	Eastman Kodak Co. (a)	712,794
147,200	Estee Lauder Cos. (The), Inc.-Class A	7,047,936
22,300	Hasbro, Inc.	630,867
479,600	International Game Technology	19,783,500
156,300	Jones Apparel Group, Inc.	5,145,396
545,500	Kimberly-Clark Corp.	37,154,005
192,100	Leggett & Platt, Inc. (a)	4,575,822
283,500	Liz Claiborne, Inc.	12,757,500
468,100	Mattel Co.	12,175,281
26,100	Mohawk Industries, Inc. * (a)	2,284,272

See accompanying notes to the financial statements.
2

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Consumer Goods — continued
77,100	Nike, Inc.	8,054,637
188,400	Reynolds American, Inc. (a)	11,501,820
342,100	UST, Inc. (a)	19,862,326
310,600	VF Corp.	24,788,986
56,700	Whirlpool Corp.	5,001,507
	Total Consumer Goods	229,232,835
	Financial — 17.60%
674,600	Aflac, Inc.	31,841,120
6,900	AG Edwards, Inc.	443,049
1,009,000	Allstate Corp. (The)	60,600,540
199,300	AMBAC Financial Group, Inc.	17,466,652
555,200	American International Group, Inc.	37,253,920
83,800	AON Corp.	3,155,070
2,003,977	Bank of America Corp.	101,942,310
304,100	BB&T Corp. (a)	12,918,168
73,300	Bear Stearns Cos. (The), Inc.	11,159,192
222,000	Brown & Brown, Inc. (a)	6,249,300
124,100	Chubb Corp.	6,335,305
26,400	Cincinnati Financial Corp.	1,141,008
5,105,900	Citigroup, Inc.	257,337,360
236,900	Comerica, Inc.	14,306,391
190,300	Countrywide Financial Corp.	7,284,684
1,188,054	Fannie Mae	67,398,303
11,500	Federated Investors, Inc.-Class B	411,355
229,900	Fifth Third Bancorp	9,260,372
62,500	First American Corp.	2,946,875
78,000	First Horizon National Corp. (a)	3,365,700
11,800	First Marblehead Corp. (The)	532,652
377,400	Freddie Mac	24,221,532
228,500	Goldman Sachs Group, Inc.	46,065,600
76,400	H&R Block, Inc.	1,663,992
41,400	Hartford Financial Services Group, Inc.	3,914,784
1,215,300	JPMorgan Chase & Co.	60,035,820

See accompanying notes to the financial statements.
3

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Financial — continued
135,900	KeyCorp	5,128,866
99,900	Lincoln National Corp.	6,808,185
4,200	Markel Corp. *	2,011,170
169,650	MBIA, Inc. (a)	11,276,636
46,400	Mellon Financial Corp.	2,015,152
156,000	Merrill Lynch & Co., Inc.	13,054,080
134,800	MGIC Investment Corp.	8,135,180
596,000	Morgan Stanley	44,652,320
1,201,700	National City Corp. (a)	45,484,345
386,800	Old Republic International Corp.	8,633,376
234,200	PMI Group (The), Inc. (a)	10,976,954
123,600	PNC Financial Services Group, Inc.	9,061,116
658,300	Progressive Corp. (The)	15,094,819
132,400	Radian Group, Inc. (a)	7,606,380
62,700	Safeco Corp	4,183,344
121,800	SEI Investment Co.	7,362,810
99,600	T. Rowe Price Group, Inc.	4,637,376
265,800	Torchmark Corp.	16,989,936
221,700	Travelers Cos. (The), Inc.	11,253,492
20,900	UnionBanCal Corp.	1,278,453
435,100	UnumProvident Corp. (a)	9,315,491
466,200	US Bancorp (a)	16,624,692
361,550	W.R. Berkley Corp.	11,786,530
444,304	Washington Mutual, Inc. (a)	19,140,616
256,000	Wells Fargo & Co.	8,883,200
	Total Financial	1,090,645,573
	Food & Beverage — 3.56%
1,283,000	Anheuser-Busch Cos., Inc.	62,969,640
603,300	Archer-Daniels-Midland Co.	20,741,454
211,400	Campbell Soup Co.	8,631,462
768,700	Coca-Cola Co. (The)	35,882,916
490,200	ConAgra Foods, Inc.	12,367,746
110,000	General Mills Co.	6,199,600

See accompanying notes to the financial statements.
4

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Food & Beverage — continued
378,700	HJ Heinz Co.	17,370,969
50,600	Hormel Foods Corp.	1,846,900
835,500	Kraft Foods, Inc. (a)	26,669,160
161,300	McCormick & Co., Inc. (Non Voting)	6,176,177
175,600	Pepsi Bottling Group, Inc.	5,443,600
431,300	Sara Lee Corp.	7,099,198
487,900	Tyson Foods, Inc.-Class A	8,904,175
	Total Food & Beverage	220,302,997
	Health Care — 18.02%
825,800	Abbott Laboratories	45,105,196
553,700	AmerisourceBergen Corp.	29,163,379
63,600	Amgen, Inc. *	4,086,936
86,000	Bard (C.R.), Inc.	6,862,800
67,800	Barr Pharmaceuticals, Inc. *	3,593,400
115,800	Baxter International, Inc.	5,791,158
246,200	Becton Dickinson & Co.	18,708,738
165,900	Biomet, Inc.	7,022,547
820,752	Bristol-Myers Squibb Co.	21,659,645
608,900	Cardinal Health, Inc.	42,677,801
36,600	Caremark Rx, Inc.	2,254,194
18,800	Cigna Corp.	2,679,000
148,800	DENTSPLY International, Inc.	4,693,152
270,600	Express Scripts, Inc. *	20,405,946
1,172,800	Forest Laboratories, Inc. * (a)	60,704,128
31,600	Health Management Associates, Inc.-Class A	630,736
2,421,300	Johnson & Johnson	152,662,965
368,100	King Pharmaceuticals, Inc. * (a)	6,865,065
74,800	Laboratory Corp of America Holdings * (a)	5,965,300
140,366	Lincare Holdings, Inc. * (a)	5,481,292
76,000	Manor Care, Inc. (a)	4,072,080
666,600	McKesson Corp.	37,169,616
5,118,500	Merck & Co., Inc.	226,032,960
34,100	Patterson Cos., Inc. *	1,138,258

See accompanying notes to the financial statements.
5

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Health Care — continued
10,524,080	Pfizer, Inc.	262,681,037
454,500	Quest Diagnostics, Inc. (a)	23,188,590
71,800	Schering-Plough Corp.	1,685,864
269,500	Stryker Corp.	16,714,390
1,219,002	UnitedHealth Group, Inc.	63,631,904
172,300	Wyeth	8,428,916
294,200	Zimmer Holdings, Inc. *	24,809,886
	Total Health Care	1,116,566,879
	Machinery — 0.84%
181,300	Caterpillar, Inc.	11,679,346
59,800	Cummins, Inc.	8,053,864
164,000	Deere & Co.	17,780,880
102,800	Dover Corp.	4,912,812
120,700	Parker-Hannifin Corp.	9,944,473
	Total Machinery	52,371,375
	Manufacturing — 1.90%
139,900	3M Co.	10,363,792
227,300	American Standard Cos., Inc.	12,044,627
823,000	Illinois Tool Works, Inc.	42,549,100
132,700	Pactiv Corp. *	4,272,940
109,700	Textron, Inc.	10,124,213
584,600	United Technologies Corp.	38,367,298
	Total Manufacturing	117,721,970
	Metals & Mining — 0.34%
623,400	Alcoa, Inc.	20,827,794
	Oil & Gas — 8.03%
379,700	Anadarko Petroleum Corp. (a)	15,275,331
47,400	Apache Corp.	3,248,322
686,800	Chevron Corp.	47,121,348
179,868	ConocoPhillips	11,766,965
111,900	Devon Energy Corp.	7,352,949

See accompanying notes to the financial statements.
6

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Oil & Gas — continued
5,375,000	Exxon Mobil Corp.	385,280,000
94,500	Marathon Oil Corp.	8,574,930
411,600	Occidental Petroleum Corp.	19,007,688
	Total Oil & Gas	497,627,533
	Primary Process Industry — 1.11%
96,600	Air Products & Chemicals, Inc.	7,227,612
364,100	E.I. du Pont de Nemours & Co.	18,478,075
20,600	Eastman Chemical Co.	1,217,872
227,800	Ecolab, Inc.	9,635,940
66,700	International Flavors & Fragrances, Inc. (a)	3,121,560
261,100	International Paper Co.	9,402,211
199,600	PPG Industries, Inc.	13,223,500
96,500	Sherwin-Williams Co. (The)	6,422,075
	Total Primary Process Industry	68,728,845
	Retail Stores — 15.58%
52,500	Abercrombie & Fitch Co.-Class A	4,103,925
460,900	American Eagle Outfitters, Inc.	14,310,945
600,600	AutoNation, Inc. * (a)	13,189,176
147,000	AutoZone, Inc. *	18,417,630
514,700	Bed Bath & Beyond, Inc. * (a)	20,531,383
234,500	Best Buy Co., Inc.	10,897,215
57,400	CarMax, Inc. *	3,024,980
182,200	CDW Corp. (a)	11,310,976
94,100	Circuit City Stores, Inc. (a)	1,790,723
504,500	Costco Wholesale Corp.	28,196,505
55,100	CVS Corp.	1,730,691
510,500	Dollar General Corp.	8,617,240
366,000	Family Dollar Stores, Inc.	10,603,020
155,100	Fastenal Co. (a)	5,470,377
199,500	Foot Locker, Inc.	4,532,640
186,600	Gap (The), Inc.	3,580,854
5,029,704	Home Depot, Inc.	199,176,278

See accompanying notes to the financial statements.
7

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Retail Stores — continued
91,600	JC Penney Co., Inc.	7,429,676
819,200	Kohls Corp. * (a)	56,516,608
1,340,000	Kroger Co.	34,397,800
566,000	Limited Brands, Inc.	15,666,880
3,531,600	Lowe's Cos., Inc. (a)	114,988,896
38,700	Nordstrom, Inc.	2,054,583
157,800	Office Depot, Inc. *	5,264,208
20,700	PetSmart, Inc.	627,417
71,000	Ross Stores, Inc.	2,326,670
811,800	Safeway, Inc.	28,063,926
1,134,800	Staples, Inc.	29,527,496
191,725	Supervalu, Inc.	7,086,156
251,300	Target Corp.	15,462,489
586,336	TJX Cos., Inc.	16,124,240
554,400	Walgreen Co.	24,787,224
5,088,800	Wal-Mart Stores, Inc.	245,789,040
	Total Retail Stores	965,597,867
	Services — 5.95%
343,200	CBS Corp.-Class B	10,416,120
2,329,350	Comcast Corp.-Class A *	59,910,882
735,100	Direct TV Group (The) *	16,583,856
517,700	Gannett Co., Inc. (a)	31,714,302
214,300	Manpower, Inc.	15,922,490
273,900	Marriott International, Inc.-Class A	13,122,549
326,600	McDonald's Corp.	14,278,952
97,500	McGraw-Hill, Inc.	6,299,475
258,900	Moody's Corp.	16,756,008
1,362,300	News Corp.-Class A	30,692,619
87,700	Omnicom Group, Inc.	9,086,597
32,700	Robert Half International, Inc.	1,277,589
1,537,500	Starbucks Corp. * (a)	47,508,750
474,600	Sysco Corp. (a)	15,642,816
119,300	Tribune Co.	3,582,579
1,374,200	Walt Disney Co. (The)	47,080,092

See accompanying notes to the financial statements.
8

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Services — continued
523,300	Waste Management, Inc.	17,818,365
184,200	Yum! Brands, Inc.	10,672,548
	Total Services	368,366,589
	Technology — 11.09%
148,300	Affiliated Computer Services, Inc.-Class A * (a)	7,707,151
28,900	Amphenol Corp.-Class A	1,865,206
123,700	Applera Corp.-Applied Biosystems Group	3,819,856
49,500	Avaya, Inc. *	607,860
20,600	Avery Dennison Corp.	1,369,076
441,100	BEA Systems, Inc. *	5,262,323
89,600	BMC Software, Inc. *	2,765,056
52,300	Boeing Co.	4,564,221
4,101,200	Cisco Systems, Inc. *	106,385,128
187,100	Citrix Systems, Inc. *	6,024,620
145,500	Cognizant Technologies Solutions Corp.-Class A * (a)	13,124,100
213,700	Computer Sciences Corp. * (a)	11,311,141
706,600	Danaher Corp.	50,620,824
2,889,400	Dell, Inc. *	66,022,790
120,100	Electronic Data Systems Corp.	3,365,202
743,000	Emerson Electric Co.	32,015,870
45,500	Energizer Holdings, Inc. *	3,909,360
595,900	First Data Corp.	15,213,327
154,200	Fiserv, Inc. *	8,166,432
125,400	General Dynamics Corp.	9,588,084
338,000	Hewlett-Packard Co.	13,310,440
969,400	Intel Corp.	19,242,590
442,800	International Business Machines Corp.	41,184,828
336,800	Intuit, Inc. * (a)	9,938,968
397,100	Lexmark International, Inc. * (a)	24,048,376
450,700	Lockheed Martin Corp.	43,844,096
1,210,400	Microsoft Corp.	34,096,968
64,300	Molex, Inc.	1,885,919
138,000	Network Appliance, Inc. *	5,336,460

See accompanying notes to the financial statements.
9

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Technology — continued
327,700	Northrop Grumman Corp.	23,545,245
2,927,400	Oracle Corp. *	48,097,182
251,500	Pitney Bowes, Inc.	11,999,065
316,400	Qualcomm, Inc.	12,744,592
193,900	Raytheon Co.	10,383,345
93,600	Rockwell Automation, Inc.	5,811,624
856,700	Time Warner, Inc.	17,433,845
101,200	W.W. Grainger, Inc.	7,807,580
49,000	Waters Corp. *	2,658,740
	Total Technology	687,077,490
	Transportation — 2.55%
125,695	Burlington Northern Santa Fe Corp.	9,953,787
301,600	CH Robinson Worldwide, Inc.	15,369,536
223,200	CSX Corp.	8,407,944
378,700	Expeditors International of Washington, Inc.	16,984,695
777,100	FedEx Corp.	88,729,278
200,900	JB Hunt Transport Services, Inc. (a)	5,335,904
113,400	Norfolk Southern Corp.	5,375,160
78,900	Union Pacific Corp.	7,781,907
	Total Transportation	157,938,211
	Utility — 6.23%
447,100	AES Corp. (The) *	9,532,172
6,167,867	AT&T, Inc.	226,977,506
153,300	CenturyTel, Inc.	6,860,175
73,500	Entergy Corp.	7,254,450
11,300	FPL Group, Inc.	667,491
26,200	NiSource, Inc.	623,298
3,542,622	Verizon Communications, Inc.	132,600,342
60,700	Xcel Energy, Inc. (a)	1,434,341
	Total Utility	385,949,775
	TOTAL COMMON STOCKS (COST $5,780,941,235)	6,135,539,237

See accompanying notes to the financial statements.
10

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 5.00%
	Money Market Funds — 0.36%
4,042,025	Barclays Global Investors Institutional Money Market Fund (b)	4,042,025
5,658,835	Merrimac Cash Series-Premium Class (b)	5,658,835
12,126,075	Reserve Primary Money Market Fund (b)	12,126,075
	Total Money Market Funds	21,826,935
	Other Short-Term Investments — 4.64%
16,168,100	Calyon Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (b)	16,168,100
48,461,854	Citigroup Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $48,467,575 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $49,431,091.	48,461,854
57,647,400	Credit Suisse First Boston Corp. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $57,655,971 and an effective yield of 5.35% collateralized by various corporate debt obligations with an aggregate market value of $61,251,014. (b)	57,647,400
8,572,016	Lehman Brothers Inc. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $8,573,290 and an effective yield of 5.35% collateralized by various corporate debt obligations with an aggregate market value of $8,744,010. (b)	8,572,016
59,821,969	Merrill Lynch & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $59,830,780 and an effective yield of 5.30% collateralized by various U.S. government obligations with an aggregate market value of $61,724,147. (b)	59,821,969
59,821,969	Morgan Stanley & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $59,830,880 and an effective yield of 5.36% collateralized by various corporate debt obligations with an aggregate market value of $63,567,205. (b)	59,821,969
16,168,100	Societe Generale Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (b)	16,168,100
20,885,288	Svenska Handlesbanken Eurodollar Overnight Time Deposit, 5.32%, due 03/01/07 (b)	20,885,288
	Total Other Short-Term Investments	287,546,696
	TOTAL SHORT-TERM INVESTMENTS (COST $309,373,631)	309,373,631

See accompanying notes to the financial statements.
11

GMO U.S. Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Description	Value ($)
TOTAL INVESTMENTS — 104.03% (Cost $6,090,314,866)	6,444,912,868
Other Assets and Liabilities (net) — (4.03%)	(249,426,027)
TOTAL NET ASSETS — 100.00%	$6,195,486,841

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

See accompanying notes to the financial statements.
12

GMO U.S. Core Equity Fund

A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $252,975,543 (cost $6,090,314,866) (Note 2)	$6,444,912,868
Receivable for Fund shares sold	1,095,910
Dividends and interest receivable	11,098,362
Receivable for collateral on open futures contracts (Note 2)	2,625,000
Receivable for expenses reimbursed by Manager (Note 3)	109,816
Total assets	6,459,841,956
Liabilities:
Collateral on securities loaned, at value (Note 2)	260,911,777
Payable for Fund shares repurchased	1,133,176
Payable to affiliate for (Note 3):
Management fee	1,528,149
Shareholder service fee	424,562
Administration fee – Class M	20,965
Trustees and Chief Compliance Officer of GMO Trust fees	18,913
Payable for 12b-1 fee – Class M	54,952
Accrued expenses	262,621
Total liabilities	264,355,115
Net assets	$6,195,486,841

See accompanying notes to the financial statements.
13

GMO U.S. Core Equity Fund

A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007 — (Continued)

Net assets consist of:
Paid-in capital	$5,667,509,491
Accumulated undistributed net investment income	19,373,690
Accumulated net realized gain	154,005,658
Net unrealized appreciation	354,598,002
$6,195,486,841
Net assets attributable to:
Class III shares	$1,789,871,973
Class IV shares	$602,048,463
Class VI shares	$3,671,926,470
Class M shares	$131,639,935
Shares outstanding:
Class III	121,151,737
Class IV	40,820,184
Class VI	248,968,507
Class M	8,925,664
Net asset value per share:
Class III	$14.77
Class IV	$14.75
Class VI	$14.75
Class M	$14.75

See accompanying notes to the financial statements.
14

GMO U.S. Core Equity Fund

A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends	$116,954,822
Interest	7,305,073
Securities lending income	213,546
Total investment income	124,473,441
Expenses:
Management fee (Note 3)	19,549,557
Shareholder service fee – Class III (Note 3)	3,160,792
Shareholder service fee – Class IV (Note 3)	686,174
Shareholder service fee – Class VI (Note 3)	1,856,139
12b-1 fee – Class M (Note 3)	345,354
Administration fee – Class M (Note 3)	276,284
Custodian, fund accounting agent and transfer agent fees	795,418
Audit and tax fees	105,035
Legal fees	175,599
Trustees fees and related expenses (Note 3)	74,130
Registration fees	57,079
Miscellaneous	100,049
Total expenses	27,181,610
Fees and expenses reimbursed by Manager (Note 3)	(1,204,487)
Net expenses	25,977,123
Net investment income (loss)	98,496,318
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	331,104,192
Closed futures contracts	10,365,212
Net realized gain (loss)	341,469,404
Change in net unrealized appreciation (depreciation) on:
Investments	(58,628,954)
Open futures contracts	(1,306,316)
Net unrealized gain (loss)	(59,935,270)
Net realized and unrealized gain (loss)	281,534,134
Net increase (decrease) in net assets resulting from operations	$380,030,452

See accompanying notes to the financial statements.
15

GMO U.S. Core Equity Fund

A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$98,496,318	$98,643,262
Net realized gain (loss)	341,469,404	259,970,270
Change in net unrealized appreciation (depreciation)	(59,935,270)	(27,070,375)
Net increase (decrease) in net assets from operations	380,030,452	331,543,157
Distributions to shareholders from:
Net investment income
Class II	—	(6,329,602)
Class III	(31,321,178)	(37,696,193)
Class IV	(10,898,489)	(13,845,669)
Class VI	(53,275,433)	(37,270,977)
Class M	(1,646,618)	(2,290,730)
Total distributions from net investment income	(97,141,718)	(97,433,171)
Net realized gains
Class III	(47,632,225)	(61,452,066)
Class IV	(18,340,801)	(19,494,901)
Class VI	(88,828,637)	(51,739,754)
Class M	(3,334,260)	(3,533,452)
Total distributions from net realized gains	(158,135,923)	(136,220,173)
	(255,277,641)	(233,653,344)
Net share transactions (Note 7):
Class II	—	(696,960,624)
Class III	(1,095,758,448)	1,061,910,529
Class IV	(159,761,538)	(118,000,063)
Class VI	1,061,683,678	750,247,751
Class M	(27,519,549)	(16,685,159)
Increase (decrease) in net assets resulting from net share transactions	(221,355,857)	980,512,434
Total increase (decrease) in net assets	(96,603,046)	1,078,402,247
Net assets:
Beginning of period	6,292,089,887	5,213,687,640
End of period (including accumulated undistributed net investment income of $19,373,690 and $18,019,090, respectively)	$6,195,486,841	$6,292,089,887

See accompanying notes to the financial statements.
16

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$14.50	$14.28	$13.54	$9.98	$12.90
Income (loss) from investment operations:
Net investment income (loss)†	0.22	0.24	0.19	0.16	0.15
Net realized and unrealized gain (loss)	0.64	0.54	0.73	3.56	(2.92)
Total from investment operations	0.86	0.78	0.92	3.72	(2.77)
Less distributions to shareholders:
From net investment income	(0.22)	(0.24)	(0.18)	(0.16)	(0.15)
From net realized gains	(0.37)	(0.32)	—	—	—
Total distributions	(0.59)	(0.56)	(0.18)	(0.16)	(0.15)
Net asset value, end of period	$14.77	$14.50	$14.28	$13.54	$9.98
Total Return(a)	5.97%	5.60%	6.89%	37.50%	(21.59)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,789,872	$2,841,959	$1,739,392	$1,517,458	$1,141,725
Net expenses to average daily net assets	0.46%	0.47%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.51%	1.69%	1.46%	1.32%	1.34%
Portfolio turnover rate	78%	65%	65%	57%	74%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.02%	0.02%	0.03%	0.03%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
17

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$14.48	$14.26	$13.52	$9.97	$12.89
Income (loss) from investment operations:
Net investment income (loss)†	0.22	0.25	0.20	0.16	0.16
Net realized and unrealized gain (loss)	0.65	0.54	0.73	3.55	(2.92)
Total from investment operations	0.87	0.79	0.93	3.71	(2.76)
Less distributions to shareholders:
From net investment income	(0.23)	(0.25)	(0.19)	(0.16)	(0.16)
From net realized gains	(0.37)	(0.32)	—	—	—
Total distributions	(0.60)	(0.57)	(0.19)	(0.16)	(0.16)
Net asset value, end of period	$14.75	$14.48	$14.26	$13.52	$9.97
Total Return(a)	6.05%	5.66%	6.96%	37.50%	(21.55)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$602,048	$749,822	$866,206	$709,525	$463,254
Net expenses to average daily net assets	0.41%	0.43%	0.44%	0.44%	0.44%
Net investment income to average daily net assets	1.55%	1.76%	1.49%	1.36%	1.39%
Portfolio turnover rate	78%	65%	65%	57%	74%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.02%	0.02%	0.03%	0.03%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
18

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004(a)
Net asset value, beginning of period	$14.47	$14.26	$13.52	$11.54
Income (loss) from investment operations:
Net investment income (loss)†	0.23	0.25	0.21	0.10
Net realized and unrealized gain (loss)	0.65	0.54	0.72	2.01
Total from investment operations	0.88	0.79	0.93	2.11
Less distributions to shareholders:
From net investment income	(0.23)	(0.26)	(0.19)	(0.13)
In excess of net investment income	—	(0.32)	—	—
From net realized gains	(0.37)	—	—	—
Total distributions	(0.60)	(0.58)	(0.19)	(0.13)
Net asset value, end of period	$14.75	$14.47	$14.26	$13.52
Total Return(b)	6.17%	5.64%	7.01%	18.41	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,671,926	$2,543,300	$1,750,325	$542,274
Net expenses to average daily net assets	0.37%	0.38%	0.39%	0.39	%*
Net investment income to average daily net assets	1.61%	1.78%	1.56%	1.17	%*
Portfolio turnover rate	78%	65%	65%	57	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.02%	0.02%	0.03	%*

(a)  Period from June 30, 2003 (commencement of operations) through February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents the portfolio turnover rate of the Fund for the year ended February 29, 2004.

See accompanying notes to the financial statements.
19

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003(a)
Net asset value, beginning of period	$14.47	$14.26	$13.52	$9.96	$12.89
Income (loss) from investment operations:
Net investment income (loss)†	0.18	0.20	0.16	0.12	0.11
Net realized and unrealized gain (loss)	0.64	0.53	0.72	3.57	(2.94)
Total from investment operations	0.82	0.73	0.88	3.69	(2.83)
Less distributions to shareholders:
From net investment income	(0.17)	(0.20)	(0.14)	(0.13)	(0.10)
In excess of net investment income	—	(0.32)	—	—	—
From net realized gains	(0.37)	—	—	—	—
Total distributions	(0.54)	(0.52)	(0.14)	(0.13)	(0.10)
Net asset value, end of period	$14.75	$14.47	$14.26	$13.52	$9.96
Total Return(b)	5.73%	5.22%	6.61%	37.23%	(22.03	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$131,640	$157,009	$171,316	$141,188	$60,242
Net expenses to average daily net assets	0.76%	0.77%	0.78%	0.78%	0.78	%*
Net investment income to average daily net assets	1.22%	1.41%	1.17%	0.98%	1.18	%*
Portfolio turnover rate	78%	65%	65%	57%	74	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.02%	0.02%	0.03%	0.03	%*

(a)  Period from April 15, 2002 (commencement of operations) through February 28, 2003.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents the portfolio turnover rate of the Fund for the year ended February 28, 2003.

See accompanying notes to the financial statements.
20

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO U.S. Core Equity Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund commenced operations following an in-kind purchase of shares by GMO U.S. Core Fund ("Predecessor Fund") effected as of the close of business on September 16, 2005. For tax purposes, this transaction met all requirements for a tax-free transaction under the Internal Revenue Code, and consequently the Fund retained the Predecessor Fund's basis and holding period in each asset contributed in-kind. For accounting purposes, the Fund recorded a cost for each in-kind asset contributed by the Predecessor Fund equal to such asset's historical cost. For tax and accounting purposes, the Fund is treated as a continuation of the Predecessor Fund's operations. Therefore, the Financial Statements reflect the performance and operational history of the Predecessor Fund prior to September 16, 2005.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P 500 Index. The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, and companies with similar size characteristics.

Throughout the year ended February 28, 2007, the Fund had four classes of shares outstanding: Class III, Class IV, Class VI, and Class M. Class M shares bear an administration fee and a 12b-1 fee while Classes III, IV and VI bear a shareholder service fee (See Note 3). The principal economic difference among the classes of shares is the type and level of fees borne by the classes.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported

21

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be

22

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities

23

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

having a market value of $252,975,543 collateralized by cash in the amount of $260,911,777, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $109,569,744 and $97,802,375, respectively, and long-term capital gains – $145,707,897 and $135,850,969, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $50,042,903 and $144,025,102 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,111,003,522	$449,969,246	$(116,059,900)	$333,909,346

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization

24

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.31% of the Fund's average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.10% for Class IV shares and 0.055% for Class VI shares.

25

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of the average daily Class M net assets for support services provided to Class M shareholders.

Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of certain other services incidental thereto. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net asset value attributable to its Class M shares. This fee may be spent on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees (Classes III, IV and VI only), 12b-1 and administration fees (Class M only), fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.31% of the Fund's average daily net assets.

The Fund's portion of the fee paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $56,282 and $42,910, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $4,746,263,745 and $4,953,022,330, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

26

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

6.  Principal shareholders and related parties

As of February 28, 2007, 27.72% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2007, less than 0.01% of the Fund's shares were held by five related parties comprised of certain GMO employee accounts, and 64.14% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund and Predecessor Fund shares were as follows (See Note 1):

	Year Ended February 28, 2007		Year Ended February 28, 2006*
Class II:	Shares	Amount	Shares	Amount
Shares sold	—	$—	4,192,972	$58,208,238
Shares issued to shareholders in reinvestment of distributions	—	—	344,885	4,881,209
Shares repurchased	—	—	(52,690,350)	(759,938,965)
Redemption in-kind	—	—	(7,702)	(111,106)
Net increase (decrease)	—	$—	(48,160,195)	$(696,960,624)

*  Effective September 16, 2005, all shareholders redeemed or exchanged out of Class II.

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	13,256,030	$195,569,666	106,136,547	$1,518,927,314
Shares issued to shareholders in reinvestment of distributions	5,013,426	73,333,042	6,478,842	91,687,691
Shares repurchased	(93,168,340)	(1,364,661,156)	(37,329,263)	(533,739,876)
Redemption in-kind	—	—	(1,035,197)	(14,964,600)
Net increase (decrease)	(74,898,884)	$(1,095,758,448)	74,250,929	$1,061,910,529

27

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class IV:	Shares	Amount	Shares	Amount
Shares sold	7,111,440	$106,906,188	25,446,957	$369,642,534
Shares issued to shareholders in reinvestment of distributions	1,932,166	28,224,553	2,271,361	32,102,146
Shares repurchased	(20,022,880)	(294,892,279)	(36,653,149)	(519,744,743)
Net increase (decrease)	(10,979,274)	$(159,761,538)	(8,934,831)	$(118,000,063)
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class VI:	Shares	Amount	Shares	Amount
Shares sold	78,510,638	$1,137,111,843	49,679,584	$704,266,353
Shares issued to shareholders in reinvestment of distributions	9,735,284	142,104,070	6,302,404	89,010,731
Shares repurchased	(14,993,541)	(217,532,235)	(3,004,479)	(43,029,333)
Net increase (decrease)	73,252,381	$1,061,683,678	52,977,509	$750,247,751
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class M:	Shares	Amount	Shares	Amount
Shares sold	191,371	$2,781,373	325,070	$4,556,579
Shares issued to shareholders in reinvestment of distributions	340,717	4,980,879	412,026	5,824,182
Shares repurchased	(2,454,991)	(35,281,801)	(1,877,053)	(26,673,662)
Redemption in-kind	—	—	(27,185)	(392,258)
Net increase (decrease)	(1,922,903)	$(27,519,549)	(1,167,142)	$(16,685,159)

28

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Core Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

29

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

30

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2007 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
Class III
1) Actual	0.46%	$1,000.00	$1,073.00	$2.36
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31
Class IV
1) Actual	0.41%	$1,000.00	$1,073.60	$2.11
2) Hypothetical	0.41%	$1,000.00	$1,022.76	$2.06
Class VI
1) Actual	0.37%	$1,000.00	$1,073.70	$1.90
2) Hypothetical	0.37%	$1,000.00	$1,022.96	$1.86
Class M
1) Actual	0.76%	$1,000.00	$1,071.60	$3.90
2) Hypothetical	0.76%	$1,000.00	$1,021.03	$3.81

*  Expenses are calculated using each Class's annualized expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

31

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $145,707,897 from long-term capital gains.

For taxable, non-corporate shareholders, 96.53% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 96.62% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $4,154,223 and $12,428,027, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

32

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

33

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

34

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

35

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002-February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996-September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

36

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Quality Equity Fund returned +7.2% for the fiscal year ended February 28, 2007, as compared to +12.0% for the S&P 500 Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the S&P 500 Index. Selections in the Healthcare and Utility sectors added to relative returns while selections in the Retail Stores and Technology sectors detracted. In terms of individual names, overweight positions in Merck, AT&T, and Verizon Communications added to relative returns. Overweight positions in UnitedHealth Group, Lowe's Companies, and Home Depot detracted.

Sector selection detracted from returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included an underweight position in Technology and an overweight in the Utility sector. Sector weightings negatively impacting relative performance included overweight positions in Healthcare and Retail Stores.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Quality Equity Fund Class III Shares and the S&P 500 Index As of February 28, 2007

$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
2004
2005
2006
2007
2/6/04
$10,000,000
$13,024,750
$11,438,080
GMO U.S. Quality Equity Fund
S&P 500 Index

	Average Annual Total Returns	
	1 Year	Since Inception
Class III	7.18%	**2/6/04** 4.48%
Class IV	7.19%	**2/6/04** 4.52%
Class V	n/a	**12/8/06** 0.49%
Class VI	n/a	**12/8/06** 0.49%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Classes IV, V and VI will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.35%
Short-Term Investments	4.91
Futures	0.00
Other	0.74
100.00%
Industry Sector Summary	% of Equity Investments
Health Care	31.62%
Retail Stores	22.20
Utility	12.54
Technology	9.79
Oil & Gas	6.89
Food & Beverage	6.47
Consumer Goods	3.15
Services	2.84
Financial	1.53
Manufacturing	1.14
Transportation	1.09
Automotive	0.74
100.00%

1

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 94.35%
	Automotive — 0.70%
495,100	Harley-Davidson, Inc.	32,627,090
56,500	Paccar, Inc.	3,926,185
	Total Automotive	36,553,275
	Consumer Goods — 2.97%
183,400	Colgate-Palmolive Co.	12,353,824
293,800	Estee Lauder Cos. (The), Inc.-Class A	14,067,144
360,900	International Game Technology	14,887,125
683,300	Kimberly-Clark Corp.	46,539,563
472,500	Liz Claiborne, Inc.	21,262,500
576,700	VF Corp.	46,026,427
	Total Consumer Goods	155,136,583
	Financial — 1.45%
686,800	Brown & Brown, Inc.	19,333,420
458,100	Chubb Corp.	23,386,005
149,400	First American Corp.	7,044,210
65,800	PMI Group (The), Inc.	3,084,046
990,800	Progressive Corp. (The)	22,719,044
	Total Financial	75,566,725
	Food & Beverage — 6.10%
1,351,400	Anheuser-Busch Cos., Inc.	66,326,712
4,898,200	Coca-Cola Co. (The)	228,647,976
368,200	HJ Heinz Co.	16,889,334
108,700	Kraft Foods, Inc.	3,469,704
57,000	PepsiCo, Inc.	3,599,550
	Total Food & Beverage	318,933,276
	Health Care — 29.83%
2,325,900	Abbott Laboratories	127,040,658
47,900	Barr Pharmaceuticals, Inc. *	2,538,700

See accompanying notes to the financial statements.
2

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Health Care — continued
2,234,500	Forest Laboratories, Inc. *	115,657,720
5,308,700	Johnson & Johnson	334,713,535
7,719,800	Merck & Co., Inc.	340,906,368
13,298,900	Pfizer, Inc.	331,940,544
76,300	Quest Diagnostics, Inc.	3,892,826
4,780,800	UnitedHealth Group, Inc.	249,557,760
917,500	Wyeth	44,884,100
82,800	Zimmer Holdings, Inc. *	6,982,524
	Total Health Care	1,558,114,735
	Manufacturing — 1.07%
539,200	3M Co.	39,943,936
239,800	Illinois Tool Works, Inc.	12,397,660
53,600	United Technologies Corp.	3,517,768
	Total Manufacturing	55,859,364
	Oil & Gas — 6.50%
4,739,300	Exxon Mobil Corp.	339,713,024
	Retail Stores — 20.95%
355,100	American Eagle Outfitters, Inc.	11,025,855
89,700	Bed Bath & Beyond, Inc. *	3,578,133
70,200	Best Buy Co., Inc.	3,262,194
173,300	Family Dollar Stores, Inc.	5,020,501
8,024,300	Home Depot, Inc.	317,762,280
554,900	Kohls Corp. *	38,282,551
1,553,900	Kroger Co.	39,888,613
7,630,600	Lowe's Cos., Inc.	248,452,336
118,100	Supervalu, Inc.	4,364,976
1,474,200	Walgreen Co.	65,911,482
7,383,900	Wal-Mart Stores, Inc.	356,642,370
	Total Retail Stores	1,094,191,291

See accompanying notes to the financial statements.
3

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Services — 2.68%
107,800	Brinker International, Inc.	3,666,278
606,900	Moody's Corp.	39,278,568
3,143,000	Starbucks Corp. *	97,118,700
	Total Services	140,063,546
	Technology — 9.24%
351,800	Affiliated Computer Services, Inc. – Class A *	18,283,046
1,373,300	Cisco Systems, Inc. *	35,623,402
122,600	Citrix Systems, Inc. *	3,947,720
960,000	Danaher Corp.	68,774,400
1,175,400	Dell, Inc. *	26,857,890
771,200	Fiserv, Inc. *	40,842,752
391,900	International Business Machines Corp.	36,450,619
6,945,300	Microsoft Corp.	195,649,101
2,036,300	Oracle Corp. *	33,456,409
476,800	Pitney Bowes, Inc.	22,748,128
	Total Technology	482,633,467
	Transportation — 1.03%
66,400	CH Robinson Worldwide, Inc.	3,383,744
442,100	FedEx Corp.	50,478,978
	Total Transportation	53,862,722
	Utility — 11.83%
9,983,895	AT&T, Inc.	367,407,336
6,691,400	Verizon Communications, Inc.	250,459,102
	Total Utility	617,866,438
	TOTAL COMMON STOCKS (COST $4,634,113,330)	4,928,494,446

See accompanying notes to the financial statements.
4

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 4.91%
217,011,929	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $217,037,548 and an effective yield of 4.25%, collateralized by a U.S. Treasury Note with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $221,352,167.	217,011,929
39,293,114	Morgan Stanley & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $39,297,753 and an effective yield of 4.25%, collateralized by various U.S. Treasury obligations with an aggregate market value, including accrued interest, of $40,078,977.	39,293,114
	TOTAL SHORT-TERM INVESTMENTS (COST $256,305,043)	256,305,043
	TOTAL INVESTMENTS — 99.26% (Cost $4,890,418,373)	5,184,799,489
	Other Assets and Liabilities (net) — 0.74%	38,505,380
	TOTAL NET ASSETS — 100.00%	$5,223,304,869

See accompanying notes to the financial statements.
5

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
165	S&P 500	March 2007	$58,117,125	$(172,950)

As of February 28, 2007, for the futures contracts held, the Fund had, or for newly opened contracts was in process of delivery, sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

See accompanying notes to the financial statements.
6

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value (cost $4,890,418,373) (Note 2)	$5,184,799,489
Receivable for Fund shares sold	29,760,101
Dividends and interest receivable	9,407,437
Receivable for collateral on open futures contracts (Note 2)	1,484,000
Receivable for variation margin on open futures contracts (Note 2)	358,925
Receivable for expenses reimbursed by Manager (Note 3)	99,597
Total assets	5,225,909,549
Liabilities:
Payable for Fund shares repurchased	690,000
Payable to affiliate for (Note 3):
Management fee	1,316,834
Shareholder service fee	370,223
Trustees and Chief Compliance Officer of GMO Trust fees	18,762
Accrued expenses	208,861
Total liabilities	2,604,680
Net assets	$5,223,304,869

See accompanying notes to the financial statements.
7

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007 — (Continued)

Net assets consist of:
Paid-in capital	$4,882,132,590
Accumulated undistributed net investment income	13,849,380
Accumulated net realized gain	33,114,733
Net unrealized appreciation	294,208,166
$5,223,304,869
Net assets attributable to:
Class III shares	$1,575,300,248
Class IV shares	$800,458,047
Class V shares	$259,430,332
Class VI shares	$2,588,116,242
Shares outstanding:
Class III	72,312,816
Class IV	36,718,714
Class V	11,907,954
Class VI	118,782,400
Net asset value per share:
Class III	$21.78
Class IV	$21.80
Class V	$21.79
Class VI	$21.79

See accompanying notes to the financial statements.
8

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends	$76,697,881
Interest	7,804,314
Total investment income	84,502,195
Expenses:
Management fee (Note 3)	13,101,601
Shareholder service fee – Class III (Note 3)	1,814,385
Shareholder service fee – Class IV (Note 3)	2,230,643
Shareholder service fee – Class V (Note 3)	66,938
Shareholder service fee – Class VI (Note 3)	306,581
Custodian, fund accounting agent and transfer agent fees	459,100
Audit and tax fees	46,253
Legal fees	102,514
Trustees fees and related expenses (Note 3)	53,964
Registration fees	51,422
Miscellaneous	59,234
Total expenses	18,292,635
Fees and expenses reimbursed by Manager (Note 3)	(685,164)
Net expenses	17,607,471
Net investment income (loss)	66,894,724
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	62,381,164
Closed futures contracts	5,065,756
Net realized gain (loss)	67,446,920
Change in net unrealized appreciation (depreciation) on:
Investments	159,910,975
Open futures contracts	(412,351)
Net unrealized gain (loss)	159,498,624
Net realized and unrealized gain (loss)	226,945,544
Net increase (decrease) in net assets resulting from operations	$293,840,268

See accompanying notes to the financial statements.
9

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$66,894,724	$34,238,378
Net realized gain (loss)	67,446,920	2,212,423
Change in net unrealized appreciation (depreciation)	159,498,624	120,095,854
Net increase (decrease) in net assets from operations	293,840,268	156,546,655
Distributions to shareholders from:
Net investment income
Class III	(19,080,483)	(8,981,477)
Class IV	(34,152,852)	(15,500,649)
Class V	(1,484,773)	—
Class VI	(9,870,862)	—
Total distributions from net investment income	(64,588,970)	(24,482,126)
Net realized gains
Class III	(10,201,001)	(1,546,552)
Class IV	(6,234,488)	(2,159,897)
Class V	(2,285,549)	—
Class VI	(15,025,646)	—
Total distributions from net realized gains	(33,746,684)	(3,706,449)
	(98,335,654)	(28,188,575)
Net share transactions (Note 7):
Class III	396,663,232	593,814,070
Class IV	(1,347,093,160)	988,898,698
Class V	259,783,734	—
Class VI	2,604,941,562	—
Increase (decrease) in net assets resulting from net share transactions	1,914,295,368	1,582,712,768
Total increase (decrease) in net assets	2,109,799,982	1,711,070,848
Net assets:
Beginning of period	3,113,504,887	1,402,434,039
End of period (including accumulated undistributed net investment income of $13,849,380 and $11,716,758, respectively)	$5,223,304,869	$3,113,504,887

See accompanying notes to the financial statements.
10

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004(a)
Net asset value, beginning of period	$20.81	$20.03	$19.93	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.35	0.32	0.39	0.01
Net realized and unrealized gain (loss)	1.12	0.72	(0.05)	(0.08)
Total from investment operations	1.47	1.04	0.34	(0.07)
Less distributions to shareholders:
From net investment income	(0.34)	(0.22)	(0.24)	—
From net realized gains	(0.16)	(0.04)	—	—
Total distributions	(0.50)	(0.26)	(0.24)	—
Net asset value, end of period	$21.78	$20.81	$20.03	$19.93
Total Return(b)	7.18%	5.28%	1.72%	(0.35	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,575,300	$1,108,088	$463,848	$18,966
Net expenses to average daily net assets	0.48%	0.48%	0.48%	0.47	%*
Net investment income to average daily net assets	1.64%	1.58%	1.98%	1.22	%*
Portfolio turnover rate	50%	52%	66%	2	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.02%	0.04%	1.59	%*

(a)  Period from February 6, 2004 (commencement of operations) through February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
11

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004(a)
Net asset value, beginning of period	$20.82	$20.03	$19.93	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.37	0.32	0.38	0.01
Net realized and unrealized gain (loss)	1.11	0.74	(0.03)	(0.08)
Total from investment operations	1.48	1.06	0.35	(0.07)
Less distributions to shareholders:
From net investment income	(0.34)	(0.23)	(0.25)	—
From net realized gains	(0.16)	(0.04)	—	—
Total distributions	(0.50)	(0.27)	(0.25)	—
Net asset value, end of period	$21.80	$20.82	$20.03	$19.93
Total Return(b)	7.19%	5.37%	1.75%	(0.35	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$800,458	$2,005,417	$938,586	$137,835
Net expenses to average daily net assets	0.44%	0.44%	0.44%	0.44	%*
Net investment income to average daily net assets	1.79%	1.62%	1.92%	0.99	%*
Portfolio turnover rate	50%	52%	66%	2	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.02%	0.04%	1.59	%*

(a)  Period from February 6, 2004 (commencement of operations) through February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
12

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class V share outstanding throughout the period)

	Period from December 8, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$21.91
Income (loss) from investment operations:
Net investment income (loss)†	0.07
Net realized and unrealized gain (loss)	0.04
Total from investment operations	0.11
Less distributions to shareholders:
From net investment income	(0.09)
From net realized gains	(0.14)
Total distributions	(0.23)
Net asset value, end of period	$21.79
Total Return(a)	0.49	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$259,430
Net expenses to average daily net assets	0.42	%*
Net investment income to average daily net assets	1.40	%*
Portfolio turnover rate	50	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02	%*

(a)  The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover rate of the Fund for the year ended February 28, 2007.

See accompanying notes to the financial statements.
13

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout the period)

	Period from December 8, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$21.91
Income (loss) from investment operations:
Net investment income (loss)†	0.07
Net realized and unrealized gain (loss)	0.04
Total from investment operations	0.11
Less distributions to shareholders:
From net investment income	(0.09)
From net realized gains	(0.14)
Total distributions	(0.23)
Net asset value, end of period	$21.79
Total Return(a)	0.49	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,588,116
Net expenses to average daily net assets	0.39	%*
Net investment income to average daily net assets	1.43	%*
Portfolio turnover rate	50	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02	%*

(a)  The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover rate of the Fund for the year ended February 28, 2007.

See accompanying notes to the financial statements.
14

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO U.S. Quality Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P 500 Index. The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, and companies with similar size characteristics. The Fund typically holds fewer than 100 stocks. The Fund reserves the right to make tactical allocations of up to 20% of its assets to investments in cash and other high quality investments.

As of February 28, 2007, the Fund had four classes of shares outstanding: Class III, Class IV, Class V and Class VI. Class V and Class VI shares commenced operations on December 8, 2006. Each class of shares bears a different level of shareholder service fees.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

15

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are

16

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2007, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

17

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $86,255,920 and $27,076,640, respectively, and long-term capital gains – $12,079,734 and $1,111,935, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $13,849,380 and $50,723,544 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions and derivative contract transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,908,200,134	$325,089,297	$(48,489,942)	$276,599,355

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. Federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(173,132)	$173,132	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

18

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

19

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.33% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $37,325 and $33,268, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $3,681,045,967 and $1,917,507,905, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

20

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

6.  Principal shareholders and related parties

As of February 28, 2007, 17.71% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2007, 0.10% of the Fund's shares were held by eleven related parties, comprised of certain GMO employee accounts, and 44.05% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	45,988,997	$967,561,064	43,846,709	$874,138,746
Shares issued to shareholders in reinvestment of distributions	1,185,522	25,054,083	457,932	9,093,758
Shares repurchased	(28,107,538)	(595,951,915)	(14,220,768)	(289,418,434)
Net increase (decrease)	19,066,981	$396,663,232	30,083,873	$593,814,070
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class IV:	Shares	Amount	Shares	Amount
Shares sold	70,184,522	$1,495,423,391	49,970,954	$999,519,390
Shares issued to shareholders in reinvestment of distributions	1,791,751	36,987,536	843,645	16,747,719
Shares repurchased	(131,569,719)	(2,879,504,087)	(1,350,936)	(27,368,411)
Net increase (decrease)	(59,593,446)	$(1,347,093,160)	49,463,663	$988,898,698

21

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

	Period from December 8, 2006 (commencement of operations) through February 28, 2007
Class V:	Shares	Amount
Shares sold	16,874,493	$369,964,791
Shares issued to shareholders in reinvestment of distributions	165,675	3,600,116
Shares repurchased	(5,132,214)	(113,781,173)
Net increase (decrease)	11,907,954	$259,783,734
	Period from December 8, 2006 (commencement of operations) through February 28, 2007
Class VI:	Shares	Amount
Shares sold	118,076,664	$2,589,720,510
Shares issued to shareholders in reinvestment of distributions	1,096,229	23,821,052
Shares repurchased	(390,493)	(8,600,000)
Net increase (decrease)	118,782,400	$2,604,941,562

22

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Quality Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Quality Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

23

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, as outlined in the notes to the table below.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

24

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2007 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred
Class III
1) Actual	0.48%	$1,000.00	$1,064.60	$2.46	(a)
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41	(a)
Class IV
1) Actual	0.44%	$1,000.00	$1,064.10	$2.25	(a)
2) Hypothetical	0.44%	$1,000.00	$1,022.61	$2.21	(a)
Class V
1) Actual	0.42%	$1,000.00	$1,004.90	$0.95	(b)
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11	(a)
Class VI
1) Actual	0.39%	$1,000.00	$1,004.90	$0.88	(b)
2) Hypothetical	0.39%	$1,000.00	$1,022.86	$1.96	(a)

(a) For the period September 1, 2006 through February 28, 2007. Expense is calculated using the Class's annualized net expense ratio for the period ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

(b) For the period December 8, 2006 (commencement of operations) through February 28, 2007. Expense is calculated using the Class's annualized net expense ratio for the period ended February 28, 2007, multiplied by the average account value over the period, multiplied by 82 days in the period, divided by 365 days in the year.

25

GMO U.S. Quality Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $12,079,734 from long-term capital gains.

For taxable, non-corporate shareholders, 77.67% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 81.40% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $5,629,709 and $21,666,950, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

26

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

27

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

28

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000-2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Tobacco-Free Core Fund returned +5.9% for the fiscal year ended February 28, 2007, as compared to +12.0% for the S&P 500 Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the S&P 500 Index. Selections in the Utility and Transportation sectors added to relative returns while selections in the Retail Stores and Financial sectors detracted. In terms of individual names, overweight positions in Merck, AT&T, and BellSouth added to relative returns. Overweight positions in UnitedHealth Group and Home Depot and an underweight in Exxon Mobil detracted.

Sector selection detracted from returns relative to the S&P 500 Index. Sector weightings positively impacting relative performance included an underweight position in the Technology sector and an overweight in Automotive. Sector weightings negatively impacting relative performance included overweight positions in Healthcare and Retail Stores.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Tobacco-Free Core Fund Class III Shares and the S&P 500 Index As of February 28, 2007

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	5.87%	4.92%	7.96%	n/a
Class IV	5.91%	4.97%	n/a	**7/2/01** 2.85%

$30,000,000
$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
2/28/97
$10,000,000
$21,507,360
$20,863,630
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
GMO Tobacco-Free Core Fund
S&P 500 Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effects of taxes on distributions and redemptions. Performance for Class IV shares will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.25%
Short-Term Investments	9.37
Futures	0.03
Other	(5.65)
100.00%
Industry Sector Summary	% of Equity Investments
Health Care	18.41%
Financial	18.10
Retail Stores	15.71
Technology	11.31
Oil & Gas	8.10
Utility	6.34
Services	6.10
Food & Beverage	3.62
Consumer Goods	2.82
Transportation	2.60
Automotive	2.27
Manufacturing	1.94
Primary Process Industry	1.14
Machinery	0.86
Construction	0.34
Metals & Mining	0.34
100.00%

1

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 96.25%
	Automotive — 2.19%
10,000	Eaton Corp.	810,100
156,193	Ford Motor Co. (a)	1,237,049
32,200	General Motors Corp.	1,027,824
31,500	Harley-Davidson, Inc.	2,075,850
6,700	Johnson Controls, Inc.	628,460
19,600	Paccar, Inc.	1,362,004
	Total Automotive	7,141,287
	Construction — 0.33%
3,800	Centex Corp.	176,168
3,900	Lennar Corp.-Class A	192,036
15,600	Masco Corp.	465,660
300	NVR, Inc. *	203,100
1,000	Pulte Homes, Inc.	29,560
	Total Construction	1,066,524
	Consumer Goods — 2.71%
21,500	Avon Products, Inc.	788,190
2,400	Cintas Corp.	96,912
1,500	Clorox Co.	95,040
5,800	Coach, Inc. *	273,760
4,900	Colgate-Palmolive Co.	330,064
2,400	Eastman Kodak Co. (a)	57,312
7,800	Estee Lauder Cos. (The), Inc.-Class A	373,464
1,100	Hasbro, Inc.	31,119
24,600	International Game Technology	1,014,750
7,600	Jones Apparel Group, Inc.	250,192
28,000	Kimberly-Clark Corp.	1,907,080
10,100	Leggett & Platt, Inc. (a)	240,582
14,400	Liz Claiborne, Inc.	648,000
24,400	Mattel Co.	634,644
1,700	Mohawk Industries, Inc. * (a)	148,784

See accompanying notes to the financial statements.
2

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Consumer Goods — continued
4,000	Nike, Inc.	417,880
16,000	VF Corp.	1,276,960
2,900	Whirlpool Corp.	255,809
	Total Consumer Goods	8,840,542
	Financial — 17.42%
34,800	Aflac, Inc.	1,642,560
600	AG Edwards, Inc.	38,526
51,900	Allstate Corp. (The)	3,117,114
10,300	AMBAC Financial Group, Inc.	902,692
28,600	American International Group, Inc.	1,919,060
3,700	AON Corp.	139,305
103,888	Bank of America Corp.	5,284,783
16,800	BB&T Corp.	713,664
3,800	Bear Stearns Cos. (The), Inc.	578,512
11,800	Brown & Brown, Inc. (a)	332,170
400	Capital One Financial Corp.	30,832
5,800	Chubb Corp.	296,090
1,400	Cincinnati Financial Corp	60,508
262,100	Citigroup, Inc.	13,209,840
12,600	Comerica, Inc.	760,914
10,100	Countrywide Financial Corp.	386,628
62,800	Fannie Mae	3,562,644
500	Federated Investors, Inc.-Class B	17,885
11,800	Fifth Third Bancorp	475,304
3,100	First American Corp.	146,165
4,000	First Horizon National Corp. (a)	172,600
600	First Marblehead Corp. (The)	27,084
19,800	Freddie Mac	1,270,764
11,800	Goldman Sachs Group, Inc.	2,378,880
5,500	H&R Block, Inc.	119,790
2,300	Hartford Financial Services Group, Inc.	217,488
62,700	JPMorgan Chase & Co.	3,097,380
7,300	KeyCorp	275,502

See accompanying notes to the financial statements.
3

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Financial — continued
5,200	Lincoln National Corp.	354,380
300	Markel Corp. *	143,655
9,300	MBIA, Inc.	618,171
2,800	Mellon Financial Corp.	121,604
8,200	Merrill Lynch & Co., Inc.	686,176
6,900	MGIC Investment Corp.	416,415
31,200	Morgan Stanley	2,337,504
61,600	National City Corp.	2,331,560
22,025	Old Republic International Corp.	491,598
11,600	PMI Group (The), Inc. (a)	543,692
6,500	PNC Financial Services Group, Inc.	476,515
34,000	Progressive Corp. (The)	779,620
7,000	Radian Group, Inc.	402,150
3,200	Safeco Corp	213,504
6,700	SEI Investment Co.	405,015
5,800	T. Rowe Price Group, Inc.	270,048
14,200	Torchmark Corp.	907,664
11,800	Travelers Cos. (The), Inc.	598,968
1,300	UnionBanCal Corp.	79,521
22,500	UnumProvident Corp. (a)	481,725
24,800	US Bancorp (a)	884,368
19,700	W.R. Berkley Corp.	642,220
23,366	Washington Mutual, Inc.	1,006,607
13,300	Wells Fargo & Co.	461,510
	Total Financial	56,828,874
	Food & Beverage — 3.48%
65,700	Anheuser-Busch Cos., Inc.	3,224,556
31,200	Archer-Daniels-Midland Co.	1,072,656
10,700	Campbell Soup Co.	436,881
39,600	Coca-Cola Co. (The)	1,848,528
25,100	ConAgra Foods, Inc.	633,273
5,700	General Mills Co.	321,252
19,200	HJ Heinz Co.	880,704

See accompanying notes to the financial statements.
4

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Food & Beverage — continued
2,900	Hormel Foods Corp.	105,850
42,900	Kraft Foods, Inc. (a)	1,369,368
8,100	McCormick & Co., Inc. (Non Voting)	310,149
9,100	Pepsi Bottling Group, Inc.	282,100
22,300	Sara Lee Corp.	367,058
27,800	Tyson Foods, Inc.-Class A	507,350
	Total Food & Beverage	11,359,725
	Health Care — 17.72%
42,800	Abbott Laboratories	2,337,736
28,800	AmerisourceBergen Corp.	1,516,896
3,900	Amgen, Inc. *	250,614
4,700	Bard (C.R.), Inc.	375,060
4,000	Barr Pharmaceuticals, Inc. *	212,000
6,500	Baxter International, Inc.	325,065
12,300	Becton Dickinson & Co.	934,677
9,900	Biomet, Inc.	419,067
43,000	Bristol-Myers Squibb Co.	1,134,770
31,500	Cardinal Health, Inc.	2,207,835
2,500	Caremark Rx, Inc.	153,975
1,000	Cigna Corp.	142,500
8,200	DENTSPLY International, Inc.	258,628
14,100	Express Scripts, Inc. *	1,063,281
60,200	Forest Laboratories, Inc. * (a)	3,115,952
1,700	Health Management Associates, Inc.-Class A	33,932
124,120	Johnson & Johnson	7,825,766
18,000	King Pharmaceuticals, Inc. *	335,700
4,200	Laboratory Corp of America Holdings * (a)	334,950
7,500	Lincare Holdings, Inc. *	292,875
3,600	Manor Care, Inc. (a)	192,888
34,400	McKesson Corp.	1,918,144
264,300	Merck & Co., Inc.	11,671,488
2,900	Patterson Cos., Inc. *	96,802
539,390	Pfizer, Inc.	13,463,174

See accompanying notes to the financial statements.
5

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Health Care — continued
24,000	Quest Diagnostics	1,224,480
4,500	Schering-Plough Corp.	105,660
14,100	Stryker Corp.	874,482
62,924	UnitedHealth Group, Inc.	3,284,633
8,900	Wyeth	435,388
15,100	Zimmer Holdings, Inc. *	1,273,383
	Total Health Care	57,811,801
	Machinery — 0.83%
9,700	Caterpillar, Inc.	624,874
3,200	Cummins, Inc.	430,976
8,300	Deere & Co.	899,886
5,700	Dover Corp.	272,403
5,900	Parker-Hannifin Corp.	486,101
	Total Machinery	2,714,240
	Manufacturing — 1.87%
7,600	3M Co.	563,008
11,900	American Standard Cos., Inc.	630,581
41,600	Illinois Tool Works, Inc.	2,150,720
7,200	Pactiv Corp. *	231,840
5,700	Textron, Inc.	526,053
30,400	United Technologies Corp.	1,995,152
	Total Manufacturing	6,097,354
	Metals & Mining — 0.33%
32,400	Alcoa, Inc.	1,082,484
	Oil & Gas — 7.79%
19,800	Anadarko Petroleum Corp.	796,554
2,800	Apache Corp.	191,884
35,500	Chevron Corp.	2,435,655
9,551	ConocoPhillips	624,826
6,200	Devon Energy Corp.	407,402

See accompanying notes to the financial statements.
6

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Oil & Gas — continued
272,300	Exxon Mobil Corp.	19,518,464
5,000	Marathon Oil Corp.	453,700
21,600	Occidental Petroleum Corp.	997,488
	Total Oil & Gas	25,425,973
	Primary Process Industry — 1.09%
5,200	Air Products & Chemicals, Inc.	389,064
19,500	E.I. du Pont de Nemours & Co.	989,625
1,000	Eastman Chemical Co.	59,120
11,600	Ecolab, Inc. (a)	490,680
2,900	International Flavors & Fragrances, Inc.	135,720
13,700	International Paper Co.	493,337
10,300	PPG Industries, Inc.	682,375
5,000	Sherwin-Williams Co. (The)	332,750
	Total Primary Process Industry	3,572,671
	Retail Stores — 15.12%
2,700	Abercrombie & Fitch Co.-Class A	211,059
23,250	American Eagle Outfitters, Inc.	721,913
30,100	AutoNation, Inc. *	660,996
7,600	AutoZone, Inc. *	952,204
26,800	Bed Bath & Beyond, Inc. * (a)	1,069,052
11,500	Best Buy Co., Inc.	534,405
2,900	CarMax, Inc. *	152,830
9,200	CDW Corp.	571,136
4,900	Circuit City Stores, Inc.	93,247
25,500	Costco Wholesale Corp.	1,425,195
2,700	CVS Corp.	84,807
26,400	Dollar General Corp.	445,632
17,900	Family Dollar Stores, Inc.	518,563
6,900	Fastenal Co.	243,363
10,300	Foot Locker, Inc.	234,016
9,200	Gap (The), Inc.	176,548
257,600	Home Depot, Inc.	10,200,960

See accompanying notes to the financial statements.
7

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Retail Stores — continued
4,600	JC Penney Co., Inc.	373,106
41,800	Kohls Corp. *	2,883,782
68,500	Kroger Co.	1,758,395
28,600	Limited Brands, Inc.	791,648
181,100	Lowe's Cos., Inc. (a)	5,896,616
1,900	Nordstrom, Inc.	100,871
7,600	Office Depot, Inc. *	253,536
1,000	PetSmart, Inc.	30,310
3,400	Ross Stores, Inc.	111,418
41,500	Safeway, Inc.	1,434,655
57,600	Staples, Inc.	1,498,752
9,365	Supervalu, Inc.	346,130
13,000	Target Corp.	799,890
30,400	TJX Cos., Inc.	836,000
27,800	Walgreen Co.	1,242,938
262,700	Wal-Mart Stores, Inc.	12,688,410
	Total Retail Stores	49,342,383
	Services — 5.87%
18,000	CBS Corp.-Class B	546,300
120,000	Comcast Corp.-Class A *	3,086,400
38,400	Direct TV Group (The) *	866,304
26,700	Gannett Co., Inc. (a)	1,635,642
11,300	Manpower, Inc.	839,590
14,300	Marriott International, Inc.-Class A	685,113
17,100	McDonald's Corp.	747,612
5,200	McGraw-Hill, Inc.	335,972
13,300	Moody's Corp.	860,776
71,200	News Corp.-Class A	1,604,136
4,300	Omnicom Group, Inc.	445,523
900	Robert Half International, Inc.	35,163
78,900	Starbucks Corp. *	2,438,010
24,400	Sysco Corp. (a)	804,224
11,000	Tribune Co.	330,330

See accompanying notes to the financial statements.
8

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Services — continued
71,100	Walt Disney Co. (The)	2,435,886
27,100	Waste Management, Inc.	922,755
9,500	Yum! Brands, Inc.	550,430
	Total Services	19,170,166
	Technology — 10.89%
7,200	Affiliated Computer Services, Inc.-Class A *	374,184
2,100	Amphenol Corp.-Class A	135,534
6,300	Applera Corp.-Applied Biosystems Group	194,544
2,300	Avaya, Inc. *	28,244
1,000	Avery Dennison Corp.	66,460
24,200	BEA Systems, Inc. *	288,706
4,700	BMC Software, Inc. *	145,042
2,900	Boeing Co.	253,083
210,800	Cisco Systems, Inc. *	5,468,152
9,900	Citrix Systems, Inc. *	318,780
7,400	Cognizant Technologies Solutions Corp.-Class A *	667,480
10,900	Computer Sciences Corp. *	576,937
36,400	Danaher Corp. (a)	2,607,696
148,800	Dell, Inc. *	3,400,080
6,100	Electronic Data Systems Corp.	170,922
38,200	Emerson Electric Co.	1,646,038
2,600	Energizer Holdings, Inc. *	223,392
30,900	First Data Corp.	788,877
8,200	Fiserv, Inc. *	434,272
6,200	General Dynamics Corp.	474,052
17,500	Hewlett-Packard Co.	689,150
50,800	Intel Corp.	1,008,380
22,800	International Business Machines Corp.	2,120,628
17,400	Intuit, Inc. *	513,474
20,400	Lexmark International, Inc. *	1,235,424
23,200	Lockheed Martin Corp.	2,256,896
62,800	Microsoft Corp.	1,769,076
3,400	Molex, Inc.	99,722

See accompanying notes to the financial statements.
9

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Technology — continued
7,700	Network Appliance, Inc. *	297,759
16,700	Northrop Grumman Corp.	1,199,895
151,200	Oracle Corp. *	2,484,216
13,500	Pitney Bowes, Inc.	644,085
16,300	Qualcomm, Inc.	656,564
9,900	Raytheon Co.	530,145
5,000	Rockwell Automation, Inc.	310,450
44,900	Time Warner, Inc.	913,715
5,200	W.W. Grainger, Inc.	401,180
2,500	Waters Corp. *	135,650
	Total Technology	35,528,884
	Transportation — 2.51%
6,600	Burlington Northern Santa Fe Corp.	522,654
15,500	CH Robinson Worldwide, Inc.	789,880
11,600	CSX Corp.	436,972
19,400	Expeditors International of Washington, Inc.	870,090
39,900	FedEx Corp.	4,555,782
11,300	JB Hunt Transport Services, Inc.	300,128
6,000	Norfolk Southern Corp.	284,400
4,200	Union Pacific Corp.	414,246
	Total Transportation	8,174,152
	Utility — 6.10%
23,400	AES Corp. (The) *	498,888
316,439	AT&T, Inc.	11,644,955
9,100	CenturyTel, Inc.	407,225
3,900	Entergy Corp.	384,930
600	FPL Group, Inc.	35,442
1,400	NiSource, Inc.	33,306
182,084	Verizon Communications, Inc.	6,815,404
3,500	Xcel Energy, Inc. (a)	82,705
	Total Utility	19,902,855
	TOTAL COMMON STOCKS (COST $295,639,376)	314,059,915

See accompanying notes to the financial statements.
10

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 9.37%
	Money Market Funds — 0.49%
295,102	Barclays Global Investors Institutional Money Market Fund (b)	295,102
413,142	Merrimac Cash Series- Premium Class (b)	413,142
885,305	Reserve Primary Money Market Fund (b)	885,305
	Total Money Market Funds	1,593,549
	Other Short-Term Investments — 8.88%
1,180,407	Calyon Eurodollar Overnight Time Deposit. 5.33%, due 03/01/07 (b)	1,180,407
11,538,211	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $11,539,574 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $11,768,976.	11,538,211
4,208,743	Credit Suisse First Boston Corp. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $4,209,369 and an effective yield of 5.35%, collateralized by various corporate debt obligations with an aggregate market value of $4,471,837. (b)	4,208,743
625,829	Lehman Brothers Inc. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $625,922 and an effective yield of 5.35%, collateralized by various corporate debt obligations with an aggregate market value of $638,386. (b)	625,829
4,367,504	Merrill Lynch & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $4,368,148 and an effective yield of 5.30%, collateralized by various U.S. government obligations with an aggregate market value of $4,506,379. (b)	4,367,504
4,367,504	Morgan Stanley & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $4,368,156 and an effective yield of 5.36%, collateralized by various corporate debt obligations with an aggregate market value of $4,640,938. (b)	4,367,504
1,180,407	Societe Generale Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (b)	1,180,407

See accompanying notes to the financial statements.
11

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Other Short-Term Investments — continued
1,524,801	Svenska Handlesbanken Eurodollar Overnight Time Deposit, 5.32%, due 03/01/07 (b)	1,524,801
	Total Other Short-Term Investments	28,993,406
	TOTAL SHORT-TERM INVESTMENTS (COST $30,586,955)	30,586,955
	TOTAL INVESTMENTS — 105.62% (Cost $326,226,331)	344,646,870
	Other Assets and Liabilities (net) — (5.62%)	(18,343,558)
	TOTAL NET ASSETS — 100.00%	$326,303,312

See accompanying notes to the financial statements.
12

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
18	S&P 500	March 2007	$6,340,050	$(110,595)

As of February 28, 2007, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

See accompanying notes to the financial statements.
13

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $18,138,629 (cost $326,226,331) (Note 2)	$344,646,870
Dividends and interest receivable	570,490
Receivable for collateral on open futures contracts (Note 2)	252,000
Receivable for variation margin on open futures contracts (Note 2)	61,200
Receivable for expenses reimbursed by Manager (Note 3)	21,504
Total assets	345,552,064
Liabilities:
Collateral on securities loaned, at value (Note 2)	19,048,744
Payable to affiliate for (Note 3):
Management fee	85,193
Shareholder service fee	33,803
Trustees and Chief Compliance Officer of GMO Trust fees	948
Accrued expenses	80,064
Total liabilities	19,248,752
Net assets	$326,303,312
Net assets consist of:
Paid-in capital	$301,787,595
Accumulated undistributed net investment income	950,757
Accumulated net realized gain	5,255,016
Net unrealized appreciation	18,309,944
$326,303,312
Net assets attributable to:
Class III shares	$188,133,107
Class IV shares	$138,170,205
Shares outstanding:
Class III	14,605,367
Class IV	10,720,217
Net asset value per share:
Class III	$12.88
Class IV	$12.89

See accompanying notes to the financial statements.
14

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends	$6,202,929
Interest	404,228
Securities lending income	12,093
Total investment income	6,619,250
Expenses:
Management fee (Note 3)	1,128,145
Shareholder service fee – Class III (Note 3)	295,888
Shareholder service fee – Class IV (Note 3)	151,833
Custodian, fund accounting agent and transfer agent fees	139,889
Audit and tax fees	53,416
Legal fees	11,236
Trustees fees and related expenses (Note 3)	4,724
Registration fees	4,530
Miscellaneous	8,338
Total expenses	1,797,999
Fees and expenses reimbursed by Manager (Note 3)	(215,182)
Net expenses	1,582,817
Net investment income (loss)	5,036,433
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	21,479,603
Closed futures contracts	625,925
Net realized gain (loss)	22,105,528
Change in net unrealized appreciation (depreciation) on:
Investments	(8,306,628)
Open futures contracts	(148,810)
Net unrealized gain (loss)	(8,455,438)
Net realized and unrealized gain (loss)	13,650,090
Net increase (decrease) in net assets resulting from operations	$18,686,523

See accompanying notes to the financial statements.
15

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,036,433	$6,147,961
Net realized gain (loss)	22,105,528	20,204,840
Change in net unrealized appreciation (depreciation)	(8,455,438)	(7,038,717)
Net increase (decrease) in net assets from operations	18,686,523	19,314,084
Distributions to shareholders from:
Net investment income
Class III	(3,755,673)	(2,769,665)
Class IV	(2,760,919)	(1,840,585)
Total distributions from net investment income	(6,516,592)	(4,610,250)
Net realized gains
Class III	(912,017)	(4,972,971)
Class IV	(637,651)	(3,238,317)
Total distributions from net realized gains	(1,549,668)	(8,211,288)
	(8,066,260)	(12,821,538)
Net share transactions (Note 7):
Class III	(41,436,981)	(1,410,664)
Class IV	(16,601,430)	5,078,901
Increase (decrease) in net assets resulting from net share transactions	(58,038,411)	3,668,237
Total increase (decrease) in net assets	(47,418,148)	10,160,783
Net assets:
Beginning of period	373,721,460	363,560,677
End of period (including accumulated undistributed net investment income of $950,757 and $2,430,916, respectively)	$326,303,312	$373,721,460

See accompanying notes to the financial statements.
16

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.45	$12.24	$11.76	$8.69	$11.23
Income (loss) from investment operations:
Net investment income (loss)†	0.18	0.20	0.17	0.13	0.12
Net realized and unrealized gain (loss)	0.54	0.44	0.54	3.07	(2.55)
Total from investment operations	0.72	0.64	0.71	3.20	(2.43)
Less distributions to shareholders:
From net investment income	(0.23)	(0.15)	(0.18)	(0.13)	(0.11)
From net realized gains	(0.06)	(0.28)	(0.05)	—	—
Total distributions	(0.29)	(0.43)	(0.23)	(0.13)	(0.11)
Net asset value, end of period	$12.88	$12.45	$12.24	$11.76	$8.69
Total Return(a)	5.87%	5.40%	6.16%	37.06%	(21.69)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$188,133	$224,097	$221,661	$188,370	$163,025
Net expenses to average daily net assets	0.48%	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.46%	1.68%	1.43%	1.26%	1.26%
Portfolio turnover rate	73%	63%	68%	63%	62%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.04%	0.04%	0.04%	0.04%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
17

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.46	$12.25	$11.76	$8.69	$11.23
Income (loss) from investment operations:
Net investment income (loss)†	0.19	0.21	0.16	0.13	0.13
Net realized and unrealized gain (loss)	0.54	0.44	0.56	3.07	(2.55)
Total from investment operations	0.73	0.65	0.72	3.20	(2.42)
Less distributions to shareholders:
From net investment income	(0.24)	(0.16)	(0.18)	(0.13)	(0.12)
From net realized gains	(0.06)	(0.28)	(0.05)	—	—
Total distributions	(0.30)	(0.44)	(0.23)	(0.13)	(0.12)
Net asset value, end of period	$12.89	$12.46	$12.25	$11.76	$8.69
Total Return(a)	5.91%	5.44%	6.25%	37.12%	(21.65)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$138,170	$149,624	$141,900	$394,454	$308,001
Net expenses to average daily net assets	0.44%	0.44%	0.44%	0.44%	0.44%
Net investment income to average daily net assets	1.49%	1.72%	1.37%	1.31%	1.35%
Portfolio turnover rate	73%	63%	68%	63%	62%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.04%	0.04%	0.04%	0.04%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
18

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Tobacco-Free Core Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P 500 Index. The Fund typically makes equity investments in companies that issue stocks included in the S&P 500 Index, and companies with similar size characteristics, other than tobacco-producing companies.

Throughout the year ended February 28, 2007, the Fund offered two classes of shares: Class III and Class IV. Each class of shares bears a different level of shareholder servicing fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency

19

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to

20

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $18,138,629, collateralized by cash in the amount of $19,048,744, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

21

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $6,516,592 and $11,064,022, respectively, and long-term capital gains – $1,549,668 and $1,757,516, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $2,418,188 and $6,806,158 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

			Net Unrealized
Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Appreciation (Depreciation)
$329,134,307	$22,316,926	$(6,804,363)	$15,512,563

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

22

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.105% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.33% of the Fund's average daily net assets.

23

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $3,257 and $2,213, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $243,094,080 and $306,924,878, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2007, 60.00% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 0.90% of the Fund's shares were held by accounts for which the Manager has investment discretion.

24

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	531,589	$6,422,165	777,388	$9,327,972
Shares issued to shareholders in reinvestment of distributions	341,736	4,275,315	583,997	6,995,119
Shares repurchased	(4,269,224)	(52,134,461)	(1,470,266)	(17,733,755)
Net increase (decrease)	(3,395,899)	$(41,436,981)	(108,881)	$(1,410,664)
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class IV:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	271,906	3,398,570	423,945	5,078,901
Shares repurchased	(1,563,722)	(20,000,000)	—	—
Net increase (decrease)	(1,291,816)	$(16,601,430)	423,945	$5,078,901

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tobacco-Free Core Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tobacco-Free Core Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

26

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$1,074.50	$2.47
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41
Class IV
1) Actual	0.44%	$1,000.00	$1,075.60	$2.26
2) Hypothetical	0.44%	$1,000.00	$1,022.61	$2.21

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $1,549,668 from long-term capital gains.

For taxable, non-corporate shareholders, 88.77% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 93.37% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $149,671 or if determined to be different, the qualified interest income of such year.

28

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

29

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

32

GMO Taiwan Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO Taiwan Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Taiwan Fund returned +17.1% for the fiscal year ended February 28, 2007, as compared to +15.8% for the MSCI Taiwan Index. Consistent with the Fund's investment objectives and policies, throughout the period the Fund was invested substantially in emerging markets equities tied economically to Taiwan.

Performance was helped by an overweight in the Energy and Materials sectors and by an underweight in the Financial sector. Stock selection in the Consumer Discretionary, Industrials, and Information Technology sectors added to performance while stock selection in the Financial sector detracted from performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Taiwan Fund Class III Shares and the MSCI Taiwan Index As of February 28, 2007

$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
2002
2003
2004
2005
2006
2007
10/4/02
$9,985,000
$21,638,640
$18,528,650
GMO Taiwan Fund
MSCI Taiwan Index

Average Annual Total Returns		
	1 Year	Since Inception
Class III		10/4/02
	16.42%	15.03%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .15% on the purchase and .45% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Taiwan Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.11%
Short-Term Investments	3.03
Other	(0.14)
100.00%
Industry Sector Summary	% of Equity Investments
Information Technology	54.07%
Materials	16.75
Financials	9.77
Consumer Discretionary	6.52
Telecommunication Services	5.64
Industrials	4.60
Consumer Staples	1.81
Energy	0.84
100.00%

1

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 97.11%
	Taiwan — 97.11%
400,000	Accton Technology Corp *	254,375
3,575,540	Acer Inc	6,648,226
975,000	Advantech Co Ltd	3,431,470
589,000	Altek Corp	1,098,883
2,358,000	Arima Computer Corp *	558,799
4,582,221	Asia Cement Corp	4,545,633
4,386,739	Asustek Computer Inc	11,400,396
2,115,000	BES Engineering Corp	455,319
189,202	Catcher Technology Co	1,837,212
1,152,000	Chang Hwa Bank *	746,734
2,603,180	Cheng Loong Corp	1,011,930
7,702,000	China Bills Finance Corp	1,983,423
17,710,848	China Development Financial Holding Corp	8,014,011
1,266,000	China Life Insurance Co Ltd *	643,382
1,623,000	China Manmade Fibers *	349,282
306,000	China Motor Corp	289,002
1,848,000	China Steel Corp	2,027,220
793,000	China Synthetic Rubber	807,681
1,492,770	Chung Hung Steel Corp *	803,015
439,200	Chung Hwa Pulp Corp	224,232
4,733,620	Chunghwa Telecom Co Ltd	8,793,802
5,406	Chunghwa Telecom Co Ltd ADR	104,282
1,484,000	CMC Magnetics Corp *	441,962
1,608,334	Compal Electronics Inc	1,382,308
43,000	Compeq Manufacturing Co Ltd *	18,347
1,847,700	Continental Engineering Corp	1,537,864
35,113	Delta Electronics Inc	112,041
58,140	DFI	126,052
239,966	Dimerco Express Taiwan Corp	258,642
271,000	D-Link Corp	386,326
60,000	Elite Semiconductor Memory Technology Inc	112,257
4,471,000	Eternal Chemical Co Ltd	7,538,784

See accompanying notes to the financial statements.
2

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2007

Shares	Description	Value ($)
	Taiwan — continued
156,000	Everlight Electronics Co	572,250
8,121,000	Far Eastern Department Stores Ltd	5,664,342
4,707,027	Far Eastern International Bank	2,527,923
4,252,267	Far Eastern Textile Co Ltd	3,560,922
1,405,000	Far Eastone Telecommunications Co Ltd	1,602,536
279,000	Farglory Developers Co	466,933
3,684,060	Federal Corp	2,692,215
130,000	Feng Hsin Iron & Steel	174,629
4,348,169	Formosa Chemicals & Fibre Co	8,393,035
45,165	Formosa Interntional Hotels Corp	526,020
1,247,077	Formosa Petrochemical Corp	2,569,633
5,213,424	Formosa Plastics Corp	9,167,256
3,277,260	Formosa Taffeta Co Ltd	2,546,456
612,100	Foxconn Technology Co Ltd	6,574,493
736,000	Gigabyte Technology Co Ltd	566,421
5,563,841	Goldsun Development & Construction Co Ltd	3,170,528
3,235,000	Grand Pacific Petrochem *	1,085,909
1,512	High Tech Computer Corp	21,503
6,149,461	Hon Hai Precision Industry Co Ltd	41,323,258
1,214,000	Hotai Motor Company Ltd	2,959,835
685,000	Hsinchu International Bank	505,175
1,110,395	Hua Nan Financial Holdings Co Ltd	836,537
766,000	Innolux Display Corp *	2,118,614
7,002,151	Inventec Co Ltd	5,448,927
3,460,920	KGI Securities Co Ltd *	1,165,726
156,000	Kings Town Construction *	157,637
2,559,896	Kinpo Electronics	949,842
178,000	Kinsus Interconnect Technology Corp	586,163
280,400	Lee Chang Yung Chem Industries	276,542
319,555	Les Enphants Co Ltd	261,396
1,171,500	Lite-On Technology Corp	1,666,669
5,259,039	Macronix International *	2,094,869
532,657	MediaTek Inc	5,739,331
4,751,000	Mega Financial Holdings Co Ltd	3,142,321

See accompanying notes to the financial statements.
3

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2007

Shares	Description	Value ($)
	Taiwan — continued
161,000	Mercuries & Associates Ltd *	60,972
2,103,565	Micro-Star International Co Ltd	1,554,161
93,000	Mitac International Corp	101,230
4,070,000	Mosel Vitelic Inc	3,904,816
1,333,000	Nan Ya Plastics Corp	2,237,239
3,593,000	Nanya Technology Corp	2,735,969
7,000	Nien Hsing Textile Co Ltd	4,200
286,230	Nien Made Enterprise	269,041
943,000	Optimax Technology Corp *	526,689
537,000	Orient Semiconductor Electronics Ltd *	122,535
1,858,560	Oriental Union Chemical	1,281,053
1,235,000	Pacific Construction *	274,639
268,000	Pixart Imaging Inc	3,439,935
515,000	Pou Chen Corp	555,394
6,399,000	Powerchip Semiconductor Corp	4,049,955
1,168,000	Powertech Technology Inc	4,763,207
7,411,000	Prodisc Technology Inc *	973,214
5,625,000	Promos Technologies Inc *	2,106,516
1,647,678	Quanta Computer Inc	2,753,297
2,085,515	Realtek Semiconductor Corp	3,394,478
141,000	Richtek Technology Corp	1,321,092
1,461,000	Ritek Corp *	350,631
4,052,802	Sampo Corp *	906,917
119,000	Shielin Paper *	184,578
3,126,843	Shin Kong Financial Holdings	3,052,330
737,000	Shinkong Synthetic Fibers *	185,565
332,000	Sincere Navigation Corp	479,994
36,650	Sysware Corp	38,135
1,003,000	Taichung Commercial Bank *	236,808
5,665,634	Taishin Financial Holdings Co Ltd *	2,948,451
7,180,000	Taiwan Cellular Corp	6,851,790
2,724,900	Taiwan Cement Corp	2,233,211
3,198,682	Taiwan Cooperative Bank	2,310,885
742,000	Taiwan Fertilizer Co Ltd	1,345,947

See accompanying notes to the financial statements.
4

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2007

Shares	Description	Value ($)
	Taiwan — continued
29,000	Taiwan FU Hsing Ind Co Ltd	24,458
218,000	Taiwan Pulp & Paper Corp *	61,675
17,040,192	Taiwan Semiconductor Manufacturing Co Ltd	34,821,154
5,369	Taiwan Semiconductor Manufacturing Co Ltd ADR	59,596
3,919,000	Taiwan TEA Corp *	814,105
894,000	Tatung Co *	387,738
1,670,000	Teco Electric & Machinery	876,666
1,866,000	Ton Yi Industrial Corp	733,330
269,000	Transcend Information Inc	723,883
187,000	Tripod Technology Corp	787,712
291,607	Tsann Kuen Enterprises Co Ltd	280,368
514,900	TSRC Corp	369,106
1,532,000	Tung Ho Steel Enterprise	1,639,910
74,918	TXC Corp	126,216
817,000	U-Ming Marine Transport Co	1,203,301
111,000	Unimicron Technology Corp	142,059
4,977,000	Uni-President Enterprises Corp	4,769,537
9,363,578	Walsin Lihwa Corp *	4,719,613
1,170,209	Wan Hai Lines Ltd	760,217
4,299,000	Waterland Financial Holdings	1,329,193
330,000	Winbond Electronics Corp *	119,300
1,071,000	Wintek Corp	915,570
107,000	Wistron Corp	145,566
1,330,195	Ya Hsin Industrial Co Ltd	1,089,662
4,044,600	Yieh Phui Enterprise	1,690,986
1,668,967	Yulon Motor Co Ltd	1,957,017
386,653	Zyxel Communications Corp	552,983
	Total Taiwan	307,714,533
	TOTAL COMMON STOCKS (COST $258,528,284)	307,714,533

See accompanying notes to the financial statements.
5

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

February 28, 2007

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 3.03%
9,600,000	Bank Nationale de Paris Time Deposit, 5.33%, due 03/01/07	9,600,000
	TOTAL SHORT-TERM INVESTMENTS (COST $9,600,000)	9,600,000
	TOTAL INVESTMENTS — 100.14% (Cost $268,128,284)	317,314,533
	Other Assets and Liabilities (net) — (0.14%)	(427,837)
	TOTAL NET ASSETS — 100.00%	$316,886,696

See accompanying notes to the financial statements.
6

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

ADR - American Depositary Receipt

*  Non-income producing security.

As of February 28, 2007, 96.89% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
7

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value (cost $268,128,284) (Note 2)	$317,314,533
Cash	88,730
Foreign currency, at value (cost $8,707) (Note 2)	8,712
Interest receivable	1,421
Total assets	317,413,396
Liabilities:
Payable to affiliate for (Note 3):
Management fee	204,378
Shareholder service fee	37,848
Trustees and Chief Compliance Officer of GMO Trust fees	1,151
Accrued expenses	283,323
Total liabilities	526,700
Net assets	$316,886,696
Net assets consist of:
Paid-in capital	$244,800,635
Distributions in excess of net investment income	(6,677)
Accumulated net realized gain	22,906,484
Net unrealized appreciation	49,186,254
$316,886,696
Net assets attributable to:
Class III shares	$316,886,696
Shares outstanding:
Class III	10,230,307
Net asset value per share:
Class III	$30.98

See accompanying notes to the financial statements.
8

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends (net of withholding taxes of $2,029,055)	$8,308,733
Interest	178,130
Total investment income	8,486,863
Expenses:
Management fee (Note 3)	2,442,567
Shareholder service fee – Class III (Note 3)	452,327
Custodian and fund accounting agent fees	776,258
Transfer agent fees	27,412
Audit and tax fees	66,860
Legal fees	9,303
Trustees fees and related expenses (Note 3)	4,028
Miscellaneous	6,403
Total expenses	3,785,158
Net investment income (loss)	4,701,705
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	35,062,289
Foreign currency, forward contracts and foreign currency related transactions	(177,261)
Net realized gain (loss)	34,885,028
Change in net unrealized appreciation (depreciation) on:
Investments	9,639,804
Foreign currency, forward contracts and foreign currency related transactions	2,608
Net unrealized gain (loss)	9,642,412
Net realized and unrealized gain (loss)	44,527,440
Net increase (decrease) in net assets resulting from operations	$49,229,145

See accompanying notes to the financial statements.
9

GMO Taiwan Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$4,701,705	$5,045,022
Net realized gain (loss)	34,885,028	10,851,497
Change in net unrealized appreciation (depreciation)	9,642,412	8,761,024
Net increase (decrease) in net assets from operations	49,229,145	24,657,543
Distributions to shareholders from:
Net investment income
Class III	(4,289,930)	(5,967,696)
Net realized gains
Class III	(18,170,015)	(2,977,161)
	(22,459,945)	(8,944,857)
Net share transactions (Note 7):
Class III	(1,464,219)	50,702,181
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	331,242	369,510
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(1,132,977)	51,071,691
Total increase (decrease) in net assets	25,636,223	66,784,377
Net assets:
Beginning of period	291,250,473	224,466,096
End of period (including distributions in excess of net investment income of $6,677 and $241,192, respectively)	$316,886,696	$291,250,473

See accompanying notes to the financial statements.
10

GMO Taiwan Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003(a)
Net asset value, beginning of period	$28.34	$26.79	$29.67	$20.28	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.46	0.52	0.13	(0.10)	(0.12)
Net realized and unrealized gain (loss)	4.32	1.91	(1.45)	10.03	0.40
Total from investment operations	4.78	2.43	(1.32)	9.93	0.28
Less distributions to shareholders:
From net investment income	(0.39)	(0.59)	—	(0.02)	—
From net realized gains	(1.75)	(0.29)	(1.56)	(0.52)	—
Total distributions	(2.14)	(0.88)	(1.56)	(0.54)	—
Net asset value, end of period	$30.98	$28.34	$26.79	$29.67	$20.28
Total Return(b)	17.12%	9.13%	(3.82)%	49.53%	1.40	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$316,887	$291,250	$224,466	$181,313	$41,167
Net expenses to average daily net assets	1.26%	1.28%	1.34%	1.36%	1.76	%*
Net investment income to average daily net assets	1.56%	1.95%	0.53%	(0.40)%	(1.43	)%*
Portfolio turnover rate	41%	31%	88%	86%	50	%**
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.03	$0.04	$0.05	$0.04	$0.01

(a)  Period from October 4, 2002 (commencement of operations) through February 28, 2003.

(b)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholders and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
11

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Taiwan Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the MSCI Taiwan Index. The Fund typically makes equity investments in companies doing business in, or otherwise tied economically to, Taiwan.

Shares of the Fund are not publicly offered and are principally available to other GMO funds and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

12

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price,

13

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

14

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

15

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2007, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund is currently subject to a Taiwanese security transaction tax of 0.3% of the transaction amount on equities, which must be paid by the Fund upon the sale or transfer of any portfolio securities subject to such tax.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $6,696,114 and $5,967,696, respectively, and long-term capital gains – $15,763,831 and $2,977,161, respectively.

16

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $608,561 and $22,668,240 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions and passive foreign investment company transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$268,505,278	$53,775,838	$(4,966,583)	$48,809,255

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(177,260)	$177,261	$(1)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.
17

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Taiwanese companies typically declare dividends in the Fund's third calendar quarter of each year. As a result, the Fund receives substantially more dividend income in the first half of its fiscal year.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases of Fund shares is 0.15% of the amount invested. In the case of cash redemptions, the fee is currently 0.45% of the amount redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in the amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $55,783 and $139,679 in purchase premiums and $275,459 and $229,831 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

Investments in emerging countries, such as Taiwan, present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The Taiwanese markets are relatively illiquid. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings. The Fund may concentrate investments in the securities of a small number of issuers. As a result, the value of the Fund's shares can be expected to change in light of factors affecting those issuers and may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of securities.

18

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for class III shares.

The Fund's portion of the fees paid by the Trust to the independent Trustees and the Chief Compliance Officer ("CCO") during the year ended February 28, 2007 was $2,804 and $2,258, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchase and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $119,390,980 and $143,049,211, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the

19

GMO Taiwan Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2007, 98.89% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, all of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,278,137	$38,531,217	3,548,047	$94,235,742
Shares issued to shareholders in reinvestment of distributions	735,687	22,459,945	321,086	8,944,857
Shares repurchased	(2,060,006)	(62,455,381)	(1,970,363)	(52,478,418)
Purchase premiums and redemption fees	—	331,242	—	369,510
Net increase (decrease)	(46,182)	$(1,132,977)	1,898,770	$51,071,691

20

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Taiwan Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Taiwan Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

21

GMO Taiwan Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
Class III
1) Actual	1.24%	$1,000.00	$1,162.20	$6.65
2) Hypothetical	1.24%	$1,000.00	$1,018.65	$6.21

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

22

GMO Taiwan Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $15,763,831 from long-term capital gains.

During the year ended February 28, 2007, the Fund paid foreign taxes of $2,029,055 and recognized foreign source income of $10,337,802.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $1,453,557 or if determined to be different, the qualified short-term gains of such year.

23

GMO Taiwan Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 18.17% of distributions to shareholders declared from net investment income during the Fund's fiscal year were reclassified to distributions from net realized gains and are reflected as such in the Statement of Changes in Net Assets.

24

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

25

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

26

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

GMO Global Growth Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Global Growth Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Growth Fund returned +12.5% for the fiscal year ended February 28, 2007, as compared to +15.9% for the MSCI World Index and +13.3% for the S&P/Citigroup PMI Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in global equity securities throughout the period.

Country allocation had minimal impact on relative performance. Among country positions, the positive impact of our overweight to Singapore was offset by the negative impact from our overweight to Japan.

Sector weightings had a minimal impact on performance relative to the MSCI World Index. During the period, an underweight position in Information Technology helped while an underweight in Consumer Staples hurt.

In currencies, our overweight position in the weak yen and underweight in the British pound detracted from relative returns. The U.S. dollar weakened relative to most foreign currencies (but not the yen) which boosted returns for U.S. investors. The MSCI World Index returned over 3% more in U.S. dollar terms than in local currency.

Among GMO's global quantitative stock selection disciplines, both intrinsic value and momentum added value. Stocks ranked highly by intrinsic value and those selected for their strong price momentum slightly outperformed. Those chosen for strong earnings revision momentum had more benchmark-like performance.

Stock selection had a small positive impact on relative performance. Among the most significant contributors were holdings in German automaker Volkswagen and German pharmaceutical Schering, both of which outperformed. Holdings in U.S. pharmaceutical Pfizer and U.S. retailer Home Depot underperformed, hurting returns.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Global Growth Fund Class III Shares and the S&P/Citigroup PMI World Growth Index As of February 28, 2007

$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
2004
2005
2006
2007
Average Annual Total Returns
1 Year
Since Inception
Class III
7/20/04
11.78%
15.50%
7/20/04
$9,970,000
$14,979,810
$14,569,410
$14,138,560
GMO Global Growth Fund
S&P/Citigroup PMI World Growth Index
MSCI World Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .30% on the purchase and .30% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Global Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.68%
Short-Term Investments	1.14
Preferred Stocks	0.67
Futures	0.15
Forward Currency Contracts	0.03
Other	0.33
100.00%
Country Summary	% of Equity Investments
United States	41.35%
Japan	12.81
United Kingdom	9.10
France	5.82
Germany	4.10
Switzerland	3.72
Sweden	2.63
Spain	2.48
Netherlands	2.47
Canada	2.46
Singapore	2.24
Italy	1.96
Norway	1.77
Australia	1.70
Belgium	1.67
Finland	1.42
Hong Kong	1.06
Ireland	0.81
Austria	0.33
Portugal	0.10
100.00%

1

GMO Global Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	20.10%
Health Care	14.90
Consumer Discretionary	12.99
Energy	11.96
Information Technology	10.19
Industrials	9.29
Consumer Staples	8.14
Materials	5.51
Utilities	4.58
Telecommunication Services	2.34
100.00%

2

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 97.68%
	Australia — 1.67%
16,811	BHP Billiton Ltd	359,347
7,864	Brambles Ltd *	82,438
1,467	CSL Ltd	90,187
1,710	Macquarie Bank Ltd	106,630
3,586	QBE Insurance Group Ltd	90,850
2,482	Rio Tinto Ltd	148,680
42,739	Telstra Corp Ltd	143,451
5,141	Woodside Petroleum Ltd	150,244
	Total Australia	1,171,827
	Austria — 0.33%
2,540	Oesterreichische Elektrizitaetswirtschafts AG Class A	106,767
2,188	OMV AG	121,832
	Total Austria	228,599
	Belgium — 1.64%
539	Colruyt SA	117,393
8,732	Fortis	375,180
2,588	Inbev NV	171,383
1,627	KBC Groep NV	197,678
4,487	UCB SA	289,735
	Total Belgium	1,151,369
	Canada — 2.42%
900	Bank of Montreal	54,449
2,100	Bank of Nova Scotia	91,318
2,500	Barrick Gold Corp	74,641
2,500	Canadian National Railway Co	109,225
6,800	Canadian Natural Resources	341,453
4,200	EnCana Corp	204,147
1,600	Husky Energy Inc	103,830
1,600	Imperial Oil Ltd	57,114

See accompanying notes to the financial statements.
3

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Canada — continued
3,700	Petro-Canada	136,820
5,800	Royal Bank of Canada	268,230
2,300	Shell Canada Ltd	87,745
1,200	Teck Corp Class B	84,624
2,100	Thomson Corp	84,657
	Total Canada	1,698,253
	Finland — 1.39%
8,600	Fortum Oyj	237,497
23,547	Nokia Oyj	513,956
4,000	Outokumpu Oyj	149,091
2,800	Sampo Oyj Class A	78,123
	Total Finland	978,667
	France — 5.42%
2,603	BNP Paribas	271,433
3,381	Carrefour SA	225,535
5,357	Credit Agricole SA	213,406
2,873	Electricite de France	210,196
957	Groupe Danone	151,346
703	Lafarge SA	104,903
2,255	L'Oreal SA	235,756
2,692	Peugeot SA	181,509
952	Renault SA	113,036
4,820	Sanofi-Aventis	409,277
762	Schneider Electric SA	92,355
1,774	Societe Generale	298,337
5,251	Suez SA	253,680
13,907	Total SA	936,674
1,536	Veolia Environnement	108,138
	Total France	3,805,581
	Germany — 3.36%
959	Allianz AG (Registered)	206,231

See accompanying notes to the financial statements.
4

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Germany — continued
3,269	Altana AG	198,163
2,002	Bayer AG	115,066
2,041	Bayerische Motoren Werke AG	117,957
1,251	Beiersdorf AG (Bearer)	80,812
973	Continental AG	121,212
866	Deutsche Bank AG (Registered)	113,774
617	Deutsche Boerse AG	123,881
3,851	Deutsche Lufthansa AG (Registered)	104,398
417	Fresenius Medical Care AG & Co	59,202
1,440	MAN AG	154,829
1,987	Metro AG	137,289
958	Muenchener Rueckversicherungs AG (Registered)	153,479
1,699	RWE AG	173,925
4,970	ThyssenKrupp AG	243,137
2,044	Volkswagen AG	257,055
	Total Germany	2,360,410
	Hong Kong — 1.04%
6,800	Bank of East Asia Ltd	38,973
25,500	BOC Hong Kong Holdings Ltd	61,711
29,000	CLP Holdings Ltd	212,939
43,000	Foxconn International Holdings *	113,611
34,500	Hong Kong Electric Holdings Ltd	174,682
12,500	Hong Kong Exchanges and Clearing Ltd	128,702
	Total Hong Kong	730,618
	Ireland — 0.79%
4,277	Allied Irish Banks Plc	125,757
13,806	Bank of Ireland	315,106
2,780	CRH Plc	116,033
	Total Ireland	556,896
	Italy — 1.93%
39,168	ENI SPA	1,199,612

See accompanying notes to the financial statements.
5

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Italy — continued
16,801	UniCredito Italiano SPA	155,164
	Total Italy	1,354,776
	Japan — 12.60%
2,100	Astellas Pharma Inc	92,199
8,200	Canon Inc	444,145
8,800	Chubu Electric Power Co Inc	297,472
4,700	Daiichi Sankyo Co Ltd	151,728
1,900	Daito Trust Construction Co Ltd	91,631
1,000	Daiwa House Industry Co Ltd	17,937
8,000	Daiwa Securities Group Inc	101,816
3,300	Denso Corp	128,566
18	East Japan Railway Co	138,475
4,200	Eisai Co Ltd	213,824
17,000	Fuji Heavy Industries Ltd	92,937
800	Hitachi Chemical Co Ltd	18,682
11,000	Honda Motor Co Ltd	408,815
22,000	Itochu Corp	213,194
1,900	JFE Holdings Inc	117,525
4,700	Kansai Electric Power Co Inc	140,365
8,000	Kirin Brewery Co Ltd	123,761
6,000	Komatsu Ltd	134,266
4,000	Konica Minolta Holdings Inc *	51,326
39,000	Marubeni Corp	245,868
23,000	Mazda Motor Corp	136,280
20,800	Mitsubishi Corp	484,671
6,000	Mitsubishi Estate Co Ltd	187,361
19,000	Mitsui & Co	341,489
6,000	Mitsui Fudosan Co Ltd	165,989
2,000	Mizuho Trust & Banking Co Ltd	4,611
1,200	Murata Manufacturing Co Ltd	86,960
1,000	Nintendo Co Ltd	267,169
12,000	Nippon Oil Corp	87,642
11,000	Nippon Steel Corp	75,160

See accompanying notes to the financial statements.
6

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
27,600	Nissan Motor Co	317,302
1,300	Nissin Food Products Co Ltd	46,540
72	NTT Docomo Inc	131,131
3,000	Olympus Corp	100,769
360	ORIX Corp	99,172
39,000	Osaka Gas Co Ltd	153,587
2,000	Seven & I Holdings Co Ltd	64,053
3,200	Shin-Etsu Chemical Co Ltd	201,225
3,000	SUMCO Corp	111,475
15,000	Sumitomo Chemical Co Ltd	114,537
19,000	Sumitomo Corp	343,640
6,000	Sumitomo Realty & Development Co Ltd	239,441
10,200	Takeda Pharmaceutical Co Ltd	701,791
1,000	Tokyo Electron Ltd	72,751
19,000	Tokyo Gas Co Ltd	107,017
9,000	TonenGeneral Sekiyu KK	99,040
21,000	Toshiba Corp	133,114
10,400	Toyota Motor Corp	698,527
1,600	Yakult Honsha Co Ltd	48,641
	Total Japan	8,845,617
	Netherlands — 2.74%
10,074	ABN Amro Holdings NV	353,232
4,315	Arcelor Mittal	218,002
5,295	Heineken NV	260,806
16,915	ING Groep NV	721,592
11,244	Koninklijke Ahold NV *	111,924
8,824	Koninklijke KPN NV	136,155
4,800	Unilever NV (New York Shares)	124,656
	Total Netherlands	1,926,367
	Norway — 1.75%
724	Aker Kvaerner Ogep ASA	83,652
8,900	DnB NOR ASA	120,410

See accompanying notes to the financial statements.
7

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Norway — continued
4,186	Norsk Hydro ASA	128,996
1,600	Orkla ASA	104,029
3,636	Petroleum Geo Services ASA *	84,206
20,500	Statoil ASA	523,023
9,800	Telenor ASA	181,347
	Total Norway	1,225,663
	Portugal — 0.10%
13,035	Electricidade de Portugal SA	71,461
	Singapore — 2.20%
62,000	Capitaland Ltd	284,366
22,000	DBS Group Holdings Ltd	307,130
8,000	Keppel Corp Ltd	93,231
101,000	Singapore Technologies Engineering Ltd	214,213
200,320	Singapore Telecommunications	419,596
17,000	United Overseas Bank Ltd	227,117
	Total Singapore	1,545,653
	Spain — 2.44%
726	Acciona SA	144,865
3,181	ACS Actividades de Construccion y Servicios SA	179,689
7,050	Banco Santander Central Hispano SA	130,525
8,238	Iberdrola SA	360,960
4,363	Inditex SA	253,557
5,369	Repsol YPF SA	169,934
965	Sacyr Vallehermoso SA	52,328
19,582	Telefonica SA	421,191
	Total Spain	1,713,049
	Sweden — 2.58%
4,400	Assa Abloy AB Class B	94,847
5,800	Atlas Copco AB Class A	181,764
3,200	Atlas Copco AB Class B	95,059

See accompanying notes to the financial statements.
8

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Sweden — continued
6,600	Hennes & Mauritz AB Class B	343,777
7,500	Nordea AB	113,718
11,000	Sandvik AB	171,857
900	Scania AB Class B	66,337
5,000	Skandinaviska Enskilda Banken AB Class A	152,721
2,000	Swedbank AB	68,508
10,100	Swedish Match AB	174,395
4,600	Tele2 AB Class B	69,113
13,500	TeliaSonera AB	113,400
2,200	Volvo AB Class B	169,065
	Total Sweden	1,814,561
	Switzerland — 3.66%
24,559	ABB Ltd	409,556
1,200	Alcon Inc	149,544
1,178	Credit Suisse Group	81,396
1,107	Nestle SA (Registered)	411,822
7,711	Novartis AG (Registered)	427,973
1,381	Roche Holding AG (Non Voting)	245,748
247	Serono SA	222,847
2,493	UBS AG (Registered)	147,210
1,659	Zurich Financial Services AG	473,427
	Total Switzerland	2,569,523
	United Kingdom — 8.95%
8,473	Anglo American Plc	399,905
7,396	AstraZeneca Plc	414,746
13,356	Barclays Plc	193,672
17,098	BG Group Plc	232,116
9,879	BHP Billiton Plc	197,904
5,648	British American Tobacco Plc	171,382
40,966	Centrica Plc	300,024
6,597	Diageo Plc	130,022
13,344	GlaxoSmithKline Plc	374,410

See accompanying notes to the financial statements.
9

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United Kingdom — continued
11,010	HBOS Plc	233,030
11,048	HSBC Holdings Plc	192,698
8,548	Imperial Tobacco Group Plc	355,954
8,860	Man Group Plc	95,255
10,868	Marks & Spencer Group Plc	143,695
4,003	Next Plc	160,088
2,269	Reckitt Benckiser Plc	113,922
5,470	Rio Tinto Plc	294,669
25,176	Royal Bank of Scotland Group	989,854
16,446	Royal Dutch Shell Group Class A (Amsterdam)	534,872
6,111	Scottish & Southern Energy Plc	172,065
31,848	Tesco Plc	269,609
6,805	Xstrata Plc	318,573
	Total United Kingdom	6,288,465
	United States — 40.67%
1,300	Abercrombie & Fitch Co. – Class A	101,621
2,200	Adobe Systems, Inc. *	86,350
1,900	Akamai Technologies, Inc. *	97,983
3,700	Allstate Corp. (The)	222,222
1,700	AMBAC Financial Group, Inc.	148,988
5,000	American International Group, Inc.	335,500
5,100	AmerisourceBergen Corp.	268,617
5,700	Amgen, Inc. *	366,282
4,600	Anheuser-Busch Cos., Inc.	225,768
4,900	Apple, Inc. *	414,589
6,800	Archer-Daniels-Midland Co.	233,784
1,700	Autodesk, Inc. *	69,955
10,800	Bank of America Corp.	549,396
1,800	Baxter International, Inc.	90,018
5,900	BEA Systems, Inc. *	70,387
600	Bear Stearns Cos. (The), Inc.	91,344
5,100	Bed Bath & Beyond, Inc. *	203,439
2,800	Biomet, Inc.	118,524

See accompanying notes to the financial statements.
10

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United States — continued
3,700	Boeing Co.	322,899
1,500	Burlington Northern Santa Fe Corp.	118,785
4,600	Capital One Financial Corp.	354,568
3,100	Caremark Rx, Inc.	190,929
2,000	CDW Corp.	124,160
3,000	Celgene Corp. *	159,900
1,900	Centex Corp.	88,084
5,800	Chesapeake Energy Corp.	176,842
7,400	Chevron Corp.	507,714
19,900	Cisco Systems, Inc. *	516,206
2,300	Coach, Inc. *	108,560
6,200	Coca-Cola Co. (The)	289,416
1,200	Cognizant Technologies Solutions Corp. – Class A *	108,240
2,200	Colgate-Palmolive Co.	148,192
9,750	Comcast Corp. – Class A *	250,770
12,642	ConocoPhillips	827,040
3,800	Countrywide Financial Corp.	145,464
3,100	CVS Corp.	97,371
4,500	D.R. Horton, Inc.	114,165
1,500	Danaher Corp.	107,460
22,800	Dell, Inc. *	520,980
4,400	Direct TV Group (The) *	99,264
2,700	E.I. du Pont de Nemours & Co.	137,025
2,100	Electronic Arts, Inc. *	105,882
800	Everest RE Group, Ltd.	77,768
1,500	Expeditors International of Washington, Inc.	67,275
1,400	Express Scripts, Inc. *	105,574
9,100	Exxon Mobil Corp.	652,288
8,700	Fannie Mae	493,551
1,400	FedEx Corp.	159,852
2,586	Fidelity National Title Group, Inc. – Class A	62,064
1,800	Franklin Resources, Inc.	211,302
2,400	Freddie Mac	154,032
8,700	Gap (The), Inc.	166,953

See accompanying notes to the financial statements.
11

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United States — continued
3,800	Genentech, Inc. *	320,606
1,600	General Dynamics Corp.	122,336
1,100	Gilead Sciences, Inc. *	78,716
1,800	Goldman Sachs Group, Inc.	362,880
1,200	Google, Inc. – Class A *	539,340
1,600	Hansen Natural Corp. *	56,000
4,600	Harley-Davidson, Inc.	303,140
600	Hartford Financial Services Group, Inc.	56,736
13,500	Hewlett-Packard Co.	531,630
22,200	Home Depot, Inc.	879,120
2,200	Illinois Tool Works, Inc.	113,740
7,400	Intel Corp.	146,890
4,600	International Business Machines Corp.	427,846
2,000	International Game Technology	82,500
2,800	Intuit, Inc. *	82,628
2,600	JC Penney Co., Inc.	210,886
21,700	Johnson & Johnson	1,368,185
2,500	JPMorgan Chase & Co.	123,500
1,500	KB Home	74,400
1,500	Kellogg Co.	74,880
5,300	King Pharmaceuticals, Inc. *	98,845
2,400	Kohls Corp. *	165,576
2,500	Las Vegas Sands Corp. *	215,700
2,400	Lehman Brothers Holdings, Inc.	175,920
1,800	Lennar Corp. – Class A	88,632
2,600	Lockheed Martin Corp.	252,928
14,100	Lowe's Cos., Inc.	459,096
1,300	Marathon Oil Corp.	117,962
800	Mastercard, Inc.	85,744
6,800	McDonald's Corp.	297,296
2,300	Medtronic, Inc.	115,828
2,500	Merrill Lynch & Co., Inc.	209,200
3,100	Metlife, Inc.	195,765
1,600	MGIC Investment Corp.	96,560

See accompanying notes to the financial statements.
12

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United States — continued
13,400	Microsoft Corp.	377,478
1,800	Moody's Corp.	116,496
3,500	Morgan Stanley	262,220
2,900	Network Appliance, Inc. *	112,143
7,300	News Corp. – Class A	164,469
2,500	Nordstrom, Inc.	132,725
2,900	Norfolk Southern Corp.	137,460
4,300	Nvidia Corp. *	133,300
2,000	Occidental Petroleum Corp.	92,360
800	Omnicom Group, Inc.	82,888
29,900	Oracle Corp. *	491,257
1,700	Pepsi Bottling Group, Inc.	52,700
4,300	PepsiCo, Inc.	271,545
64,500	Pfizer, Inc.	1,609,920
1,500	Phelps Dodge Corp.	187,365
3,500	Procter & Gamble Co.	222,215
1,100	Prudential Financial, Inc.	100,034
3,800	Pulte Homes, Inc.	112,328
1,400	Quest Diagnostics, Inc.	71,428
1,700	Radian Group, Inc.	97,665
1,200	Raytheon Co.	64,260
2,800	Safeway, Inc.	96,796
6,100	Schering-Plough Corp.	143,228
7,200	Schlumberger Ltd.	452,160
800	Sears Holdings Corp. *	144,200
1,800	Southern Copper Corp.	126,720
1,600	SPX Corp.	111,840
2,000	Starbucks Corp. *	61,800
3,900	Stryker Corp.	241,878
11,700	Symantec Corp. *	200,070
1,700	Target Corp.	104,601
2,700	Toll Brothers, Inc. *	80,622
1,300	TXU Corp.	85,995
1,300	Union Pacific Corp.	128,219

See accompanying notes to the financial statements.
13

GMO Global Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares/ Par Value ($)	Description	Value ($)
	United States — continued
4,400	United Technologies Corp.	288,772
2,100	UnitedHealth Group, Inc.	109,620
2,600	Valero Energy Corp.	149,890
700	Vornado Realty Trust	89,040
2,500	Walgreen Co.	111,775
2,600	Wal-Mart Stores, Inc.	125,580
3,600	Walt Disney Co. (The)	123,336
3,000	WellPoint, Inc. *	238,170
3,800	Wyeth	185,896
3,200	Zimmer Holdings, Inc. *	269,856
	Total United States	28,558,673
	TOTAL COMMON STOCKS (COST $57,230,809)	68,596,028
	PREFERRED STOCKS — 0.67%
	Germany — 0.67%
616	Henkel KGaA 1.42%	86,921
77	Porsche AG (Non Voting) 0.61%	101,560
3,215	Volkswagen AG 2.02%	282,855
	Total Germany	471,336
	TOTAL PREFERRED STOCKS (COST $261,927)	471,336
	SHORT-TERM INVESTMENTS — 1.14%
800,000	Bank Nationale de Paris Time Deposit, 5.33%, due 03/01/07	800,000
	TOTAL SHORT-TERM INVESTMENTS (COST $800,000)	800,000
	TOTAL INVESTMENTS — 99.49% (Cost $58,292,736)	69,867,364
	Other Assets and Liabilities (net) — 0.51%	357,305
	TOTAL NET ASSETS — 100.00%	$70,224,669

See accompanying notes to the financial statements.
14

GMO Global Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/25/07	CAD	2,985,555	$2,559,129	$(9,587)
5/25/07	CHF	1,978,079	1,635,163	23,437
5/25/07	JPY	430,046,812	3,672,471	44,829
5/25/07	NOK	6,684,848	1,092,942	2,849
5/25/07	NZD	378,942	264,431	2,530
5/25/07	SEK	8,109,348	1,165,037	4,120
5/25/07	SGD	2,608,560	1,713,903	6,126
			$12,103,076	$74,304
Sales
5/25/07	AUD	1,247,658	$980,778	$(3,360)
5/25/07	EUR	4,030,683	5,352,965	(35,569)
5/25/07	GBP	1,593,300	3,128,722	(8,788)
5/25/07	HKD	2,475,839	317,718	231
5/25/07	NOK	1,636,000	267,478	(5,587)
			$10,047,661	$(53,073)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
8	DAX	March 2007	$1,785,993	$59,789
7	MSCI Singapore	March 2007	347,826	(22,024)
2	TOPIX	March 2007	294,992	20,885
			$2,428,811	$58,650
Sales
23	CAC 40	March 2007	$1,680,582	$46,958
3	S&P/MIB	March 2007	820,014	(3,001)
			$2,500,596	$43,957

As of February 28, 2007, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.
15

GMO Global Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

*  Non-income producing security.

As of February 28, 2007, 54.16% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.
16

GMO Global Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value (cost $58,292,736) (Note 2)	$69,867,364
Cash	44,779
Foreign currency, at value (cost $23,199) (Note 2)	23,256
Dividends and interest receivable	111,859
Foreign taxes receivable	5,539
Unrealized appreciation on open forward currency contracts (Note 2)	84,122
Receivable for collateral on open futures contracts (Note 2)	286,772
Receivable for expenses reimbursed by Manager (Note 3)	15,680
Total assets	70,439,371
Liabilities:
Payable to affiliate for (Note 3):
Management fee	25,925
Shareholder service fee	8,274
Trustees and Chief Compliance Officer of GMO Trust fees	186
Unrealized depreciation on open forward currency contracts (Note 2)	62,891
Payable for variation margin on open futures contracts (Note 2)	20,071
Accrued expenses	97,355
Total liabilities	214,702
Net assets	$70,224,669
Net assets consist of:
Paid-in capital	$57,294,720
Distributions in excess of net investment income	(75,436)
Accumulated net realized gain	1,306,624
Net unrealized appreciation	11,698,761
$70,224,669
Net assets attributable to:
Class III shares	$70,224,669
Shares outstanding:
Class III	2,855,915
Net asset value per share:
Class III	$24.59

See accompanying notes to the financial statements.
17

GMO Global Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends (net of withholding taxes of $75,030)	$1,106,749
Interest	56,759
Securities lending income	20,520
Total investment income	1,184,028
Expenses:
Management fee (Note 3)	294,454
Shareholder service fee – Class III (Note 3)	93,975
Custodian and fund accounting agent fees	136,029
Transfer agent fees	27,296
Audit and tax fees	64,980
Legal fees	1,314
Trustees fees and related expenses (Note 3)	854
Registration fees	2,295
Miscellaneous	2,963
Total expenses	624,160
Fees and expenses reimbursed by Manager (Note 3)	(234,424)
Net expenses	389,736
Net investment income (loss)	794,292
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	4,142,884
Closed futures contracts	144,549
Foreign currency, forward contracts and foreign currency related transactions	(397,672)
Net realized gain (loss)	3,889,761
Change in net unrealized appreciation (depreciation) on:
Investments	3,214,517
Open futures contracts	108,326
Foreign currency, forward contracts and foreign currency related transactions	(3,187)
Net unrealized gain (loss)	3,319,656
Net realized and unrealized gain (loss)	7,209,417
Net increase (decrease) in net assets resulting from operations	$8,003,709

See accompanying notes to the financial statements.
18

GMO Global Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$794,292	$913,217
Net realized gain (loss)	3,889,761	5,995,691
Change in net unrealized appreciation (depreciation)	3,319,656	1,716,490
Net increase (decrease) in net assets from operations	8,003,709	8,625,398
Distributions to shareholders from:
Net investment income
Class III	(474,914)	(295,069)
Net realized gains
Class III	(8,279,516)	(1,412,162)
	(8,754,430)	(1,707,231)
Net share transactions (Note 7):
Class III	18,749,599	(12,748,277)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	30,368	65,842
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	18,779,967	(12,682,435)
Total increase (decrease) in net assets	18,029,246	(5,764,268)
Net assets:
Beginning of period	52,195,423	57,959,691
End of period (including distributions in excess of net investment income of $75,436 and $106,243, respectively)	$70,224,669	$52,195,423

See accompanying notes to the financial statements.
19

GMO Global Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28,
	2007	2006	2005(a)
Net asset value, beginning of period	$25.13	$22.67	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.31	0.33	0.15
Net realized and unrealized gain (loss)	2.56	2.72	2.79
Total from investment operations	2.87	3.05	2.94
Less distributions to shareholders:
From net investment income	(0.17)	(0.10)	(0.27)
From net realized gains	(3.24)	(0.49)	—
Total distributions	(3.41)	(0.59)	(0.27)
Net asset value, end of period	$24.59	$25.13	$22.67
Total Return(b)	12.45%	13.61%	14.72	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$70,225	$52,195	$57,960
Net expenses to average daily net assets	0.62%	0.62%	0.62	%*
Net investment income to average daily net assets	1.27%	1.40%	1.17	%*
Portfolio turnover rate	43%	53%	40	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.37%	0.34%	0.51	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.02	—	(c)

(a)  Period from July 20, 2004 (commencement of operations) through February 28, 2005.

(b)  The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  For the period ended February 28, 2005, the Fund received no purchase premiums or redemption fees.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
20

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Global Growth Fund (the "Fund"), which commenced operations on July 20, 2004, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P/Citigroup Primary Market Index ("PMI") World Growth Index. The Fund typically makes equity investments in companies from the world's developed countries, including the U.S.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

21

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures Contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price,

22

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

23

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery

24

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders. As of February 28, 2007, 83.50% of the Fund was held by a non-U.S. shareholder.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and

25

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $1,480,945 and $1,128,306, respectively, and long-term capital gains – $7,273,485 and $578,925, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $4,521 and $1,302,105 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$58,351,081	$12,767,159	$(1,250,876)	$11,516,283

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions and foreign currency transactions. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gains	Paid-in Capital
$(288,571)	$288,571	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is

26

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchase and redemption of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares are each 0.30% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in-capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $30,368 and $280 in purchase premiums and $0 and $65,562 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value,

27

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.47% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.47% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $579 and $449, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $36,625,015 and $26,137,207, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote;

28

GMO Global Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 83.50% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2007, 0.06% of the Fund's shares were held by two related parties comprised of a certain GMO employee account.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	411,925	$10,092,340	332,529	$7,529,187
Shares issued to shareholders in reinvestment of distributions	367,063	8,657,259	69,037	1,642,031
Shares repurchased	—	—	(881,718)	(21,919,495)
Purchase premiums and redemption fees	—	30,368	—	65,842
Net increase (decrease)	778,988	$18,779,967	(480,152)	$(12,682,435)

8.  Subsequent event

On March 2, 2007, the Fund received a redemption request in the amount of $57,647,398.

29

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Growth Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

30

GMO Global Growth Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.62%	$1,000.00	$1,089.40	$3.21
2) Hypothetical	0.62%	$1,000.00	$1,021.72	$3.11

*  Expenses are calculated using the Class's annualized expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

31

GMO Global Growth Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $7,273,485 from long-term capital gains.

For taxable, non-corporate shareholders, 61.66% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 22.05% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $705,888 or if determined to be different, the qualified short-term gains of such year.

32

GMO Global Growth Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 38.73% of distributions to shareholders declared from net investment income during the Fund's fiscal year were reclassified to distributions from net realized gains and are reflected as such in the Statement of Changes in Net Assets.

33

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

34

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

35

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

36

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

37

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Intrinsic Value Fund returned +9.8% for the fiscal year ended February 28, 2007, as compared to +16.6% for the Russell 1000 Value Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the Russell 1000 Value Index. Selections in the Utility and Manufacturing sectors added to relative returns while selections in the Retail Stores and Services sectors detracted. In terms of individual names, overweight positions in Merck and AT&T and an underweight in GE added to relative returns. Overweight positions in Dell, UnitedHealth Group, and Home Depot detracted.

Sector selection detracted from returns relative to the Russell 1000 Value Index. Sector weightings positively impacting relative performance included an overweight position in the Retail Stores sector and an overweight in Automotive. Sector weightings negatively impacting relative performance included an overweight position in Healthcare and an underweight in the Utility sector.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Intrinsic Value Fund Class III Shares and the Russell 1000 Value Index As of February 28, 2007

Average Annual Total Returns†
1 Year
5 Year
Since Inception
Class III
9.80%
8.02%
8/2/99
7.06%
$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
8/2/99
$10,000,000
$16,777,810
$16,516,610
1999
2000
2001
2002
2003
2004
2005
2006
2007
GMO U.S. Intrinsic Value Fund
Russell 1000 Value Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

†  The Fund is the successor to the GMO Intrinsic Value Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Intrinsic Value Fund.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	98.18%
Short-Term Investments	6.88
Rights and Warrants	0.00
Other	(5.06)
100.00%
Industry Sector Summary	% of Equity Investments
Financial	29.03%
Health Care	15.82
Retail Stores	11.99
Utility	9.38
Oil & Gas	8.25
Services	5.31
Technology	5.27
Consumer Goods	3.51
Food & Beverage	3.22
Automotive	2.80
Transportation	1.47
Construction	1.22
Primary Process Industry	0.96
Manufacturing	0.70
Machinery	0.65
Metals & Mining	0.42
100.00%

1

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 98.18%
	Automotive — 2.75%
1,100	Eaton Corp.	89,111
41,754	Ford Motor Co. (a)	330,692
6,400	General Motors Corp.	204,288
400	Goodyear Tire & Rubber Co. (The) *	9,848
1,200	Harley-Davidson, Inc.	79,080
1,100	Johnson Controls, Inc.	103,180
2,000	Paccar, Inc.	138,980
900	TRW Automotive Holdings Corp. *	27,414
	Total Automotive	982,593
	Construction — 1.20%
1,100	Annaly Capital Management, Inc.	15,422
1,100	Centex Corp.	50,996
300	iStar Financial, Inc. REIT	14,355
600	KB Home	29,760
1,200	Lennar Corp.-Class A (a)	59,088
700	Louisiana-Pacific Corp.	14,448
4,400	Masco Corp.	131,340
431	MDC Holdings, Inc.	22,007
800	Pulte Homes, Inc.	23,648
600	Ryland Group, Inc.	28,902
500	Thor Industries, Inc. (a)	20,920
700	Thornburg Mortgage, Inc. REIT (a)	17,724
	Total Construction	428,610
	Consumer Goods — 3.45%
2,500	Altria Group, Inc.	210,700
700	Brunswick Corp.	22,855
600	Columbia Sportswear Co.	38,142
3,600	Eastman Kodak Co.	85,968
500	Hasbro, Inc.	14,145
2,500	Jones Apparel Group, Inc.	82,300

See accompanying notes to the financial statements.
2

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Consumer Goods — continued
1,000	Kimberly-Clark Corp.	68,110
1,500	Leggett & Platt, Inc. (a)	35,730
2,800	Liz Claiborne, Inc.	126,000
3,800	Mattel Co.	98,838
500	Mohawk Industries, Inc. * (a)	43,760
800	Reynolds American, Inc.	48,840
600	Snap-On, Inc.	30,060
1,400	UST, Inc.	81,284
2,100	VF Corp.	167,601
887	Whirlpool Corp.	78,242
	Total Consumer Goods	1,232,575
	Financial — 28.50%
4,900	Aflac, Inc.	231,280
200	AG Edwards, Inc.	12,842
6,000	Allstate Corp. (The)	360,360
1,700	AMBAC Financial Group, Inc.	148,988
6,700	American International Group, Inc.	449,570
600	AmeriCredit Corp. * (a)	14,652
15,976	Bank of America Corp.	812,699
2,900	Bank of New York Co. (The), Inc.	117,798
3,000	BB&T Corp.	127,440
380	Bear Stearns Cos. (The), Inc.	57,851
500	Brown & Brown, Inc.	14,075
300	Cincinnati Financial Corp	12,966
32,200	Citigroup, Inc.	1,622,880
3,600	Comerica, Inc.	217,404
900	Commerce Group, Inc.	25,803
1,200	Conseco, Inc. *	23,940
1,900	Countrywide Financial Corp. (a)	72,732
400	Downey Financial Corp.	26,216
12,800	Fannie Mae	726,144
1,900	Fifth Third Bancorp	76,532
1,300	First American Corp.	61,295

See accompanying notes to the financial statements.
3

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Financial — continued
1,400	First Horizon National Corp. (a)	60,410
9,400	Freddie Mac	603,292
900	Goldman Sachs Group, Inc.	181,440
400	Hartford Financial Services Group, Inc.	37,824
1,700	Huntington Bancshares, Inc.	39,355
200	IndyMac Bancorp, Inc.	6,866
700	Jefferies Group, Inc.	18,935
7,280	JPMorgan Chase & Co.	359,632
4,600	KeyCorp	173,604
1,011	Lincoln National Corp.	68,900
2,300	MBIA, Inc. (a)	152,881
1,100	Mellon Financial Corp.	47,773
2,100	Merrill Lynch & Co., Inc.	175,728
1,100	MGIC Investment Corp.	66,385
10,500	Morgan Stanley	786,660
15,972	National City Corp.	604,540
1,300	Nationwide Financial Services, Inc. – Class A	69,680
3,375	Old Republic International Corp.	75,330
1,400	PMI Group (The), Inc.	65,618
2,500	PNC Financial Services Group, Inc.	183,275
3,800	Progressive Corp. (The)	87,134
800	Protective Life Corp.	35,528
1,400	Radian Group, Inc.	80,430
1,100	Raymond James Financial, Inc.	33,110
300	Reinsurance Group of America, Inc.	17,124
1,000	Ryder Systems, Inc.	51,440
300	Safeco Corp	20,016
600	TD Banknorth, Inc.	19,266
1,600	Torchmark Corp.	102,272
1,300	Travelers Cos. (The), Inc.	65,988
500	UnionBanCal Corp.	30,585
700	United Rentals, Inc. *	20,006
6,000	UnumProvident Corp.	128,460
4,800	US Bancorp	171,168

See accompanying notes to the financial statements.
4

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Financial — continued
2,100	W.R. Berkley Corp.	68,460
5,984	Washington Mutual, Inc.	257,791
	Total Financial	10,180,373
	Food & Beverage — 3.16%
2,500	Anheuser-Busch Cos., Inc.	122,700
3,800	Archer-Daniels-Midland Co.	130,644
600	Campbell Soup Co.	24,498
700	Coca Cola Enterprises, Inc.	14,063
1,900	Coca-Cola Co. (The)	88,692
2,500	ConAgra Foods, Inc.	63,075
500	Corn Products International, Inc.	15,985
600	General Mills Co.	33,816
1,400	HJ Heinz Co.	64,218
8,400	Kraft Foods, Inc. (a)	268,128
600	NBTY, Inc. *	29,208
900	Pepsi Bottling Group, Inc.	27,900
600	PepsiAmericas, Inc.	12,786
6,300	Sara Lee Corp.	103,698
7,124	Tyson Foods, Inc. – Class A	130,013
	Total Food & Beverage	1,129,424
	Health Care — 15.53%
2,300	Abbott Laboratories	125,626
1,900	Aetna, Inc.	84,113
4,900	AmerisourceBergen Corp.	258,083
100	Barr Pharmaceuticals, Inc. *	5,300
200	Biomet, Inc.	8,466
5,400	Bristol-Myers Squibb Co.	142,506
4,000	Cardinal Health, Inc.	280,360
300	Cigna Corp.	42,750
1,200	Express Scripts, Inc. *	90,492
3,000	Forest Laboratories, Inc. *	155,280
300	Idexx Laboratories, Inc. *	25,854

See accompanying notes to the financial statements.
5

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Health Care — continued
1,700	Johnson & Johnson	107,185
4,000	King Pharmaceuticals, Inc. *	74,600
700	Lincare Holdings, Inc. *	27,335
6,100	McKesson Corp.	340,136
30,900	Merck & Co., Inc.	1,364,544
400	Patterson Cos., Inc. *	13,352
200	Pediatrix Medical Group, Inc. *	10,820
77,100	Pfizer, Inc.	1,924,416
1,200	Quest Diagnostics, Inc.	61,224
1,000	Stryker Corp.	62,020
3,500	Tenet Healthcare Corp. *	23,905
4,700	UnitedHealth Group, Inc.	245,340
400	Universal Health Services, Inc. – Class B	23,144
600	Zimmer Holdings, Inc. * (a)	50,598
	Total Health Care	5,547,449
	Machinery — 0.63%
700	AGCO Corp. *	25,375
400	Cummins, Inc.	53,872
900	Deere & Co.	97,578
600	Parker-Hannifin Corp.	49,434
	Total Machinery	226,259
	Manufacturing — 0.68%
700	American Standard Cos., Inc.	37,093
300	Bemis Co., Inc.	9,939
200	Carlisle Cos., Inc.	17,428
1,500	Illinois Tool Works, Inc.	77,550
1,100	Reliance Steel & Aluminum Co.	50,226
500	SPX Corp.	34,950
600	Timken Co. (The)	17,148
	Total Manufacturing	244,334

See accompanying notes to the financial statements.
6

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Metals & Mining — 0.41%
4,400	Alcoa, Inc.	147,004
	Oil & Gas — 8.11%
3,700	Anadarko Petroleum Corp.	148,851
800	Apache Corp.	54,824
4,400	Chevron Corp.	301,884
1,929	ConocoPhillips	126,195
1,000	Devon Energy Corp.	65,710
28,600	Exxon Mobil Corp.	2,050,048
3,200	Occidental Petroleum Corp.	147,776
	Total Oil & Gas	2,895,288
	Primary Process Industry — 0.95%
500	Air Products & Chemicals, Inc.	37,410
200	Albemarle Corp.	16,370
1,000	E.I. du Pont de Nemours & Co.	50,750
200	Eastman Chemical Co.	11,824
200	International Flavors & Fragrances, Inc. (a)	9,360
2,200	International Paper Co.	79,222
2,000	PPG Industries, Inc.	132,500
	Total Primary Process Industry	337,436
	Retail Stores — 11.77%
200	Abercrombie & Fitch Co. – Class A	15,634
200	AnnTaylor Stores Corp. *	7,098
5,200	AutoNation, Inc. *	114,192
400	AutoZone, Inc. *	50,116
1,500	Bed Bath & Beyond, Inc. *	59,835
500	Best Buy Co., Inc.	23,235
1,400	BJ's Wholesale Club, Inc. *	45,192
200	CDW Corp.	12,416
600	Circuit City Stores, Inc.	11,418
1,700	Costco Wholesale Corp.	95,013
500	Dillard's, Inc. – Class A	16,700

See accompanying notes to the financial statements.
7

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Retail Stores — continued
2,200	Dollar General Corp.	37,136
3,000	Dollar Tree Stores, Inc. *	102,330
2,900	Family Dollar Stores, Inc.	84,013
700	Foot Locker, Inc.	15,904
2,900	Gap (The), Inc.	55,651
24,100	Home Depot, Inc.	954,360
300	Kohls Corp. *	20,697
15,500	Kroger Co.	397,885
13,100	Lowe's Cos., Inc.	426,536
600	OfficeMax, Inc.	31,140
900	O'Reilly Automotive, Inc. *	30,987
1,100	Rent-A-Center, Inc. *	31,152
10,500	Safeway, Inc.	362,985
1,700	Staples, Inc.	44,234
2,875	Supervalu, Inc.	106,260
1,300	Target Corp.	79,989
2,000	TJX Cos., Inc.	55,000
300	United Auto Group, Inc.	6,588
1,700	Walgreen Co.	76,007
17,300	Wal-Mart Stores, Inc.	835,590
	Total Retail Stores	4,205,293
	Services — 5.21%
1,100	Allied Waste Industries, Inc. *	14,102
700	Avis Budget Group, Inc. *	18,613
1,750	Brinker International, Inc.	59,518
400	Career Education Corp. *	11,832
5,000	CBS Corp. – Class B	151,750
14,350	Comcast Corp. – Class A *	369,082
4,800	Gannett Co., Inc.	294,048
600	ITT Educational Services, Inc. *	47,988
1,300	Manpower, Inc.	96,590
1,600	McDonald's Corp.	69,952
200	McGraw-Hill, Inc.	12,922

See accompanying notes to the financial statements.
8

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Services — continued
200	Moody's Corp.	12,944
1,200	New York Times Co. – Class A	29,676
8,000	News Corp. – Class A	180,240
1,500	Sabre Holdings Corp. – Class A	48,495
2,000	Starbucks Corp. *	61,800
900	Tribune Co.	27,027
8,400	Walt Disney Co. (The)	287,784
2,000	Waste Management, Inc.	68,100
	Total Services	1,862,463
	Technology — 5.18%
1,300	Affiliated Computer Services, Inc. – Class A *	67,561
3,700	Cisco Systems, Inc. *	95,978
1,300	Computer Sciences Corp. *	68,809
1,900	Convergys Corp. *	48,868
800	Danaher Corp.	57,312
8,500	Dell, Inc. *	194,225
400	Deluxe Corp.	12,348
200	Energizer Holdings, Inc. *	17,184
2,300	First Data Corp.	58,719
800	Fiserv, Inc. *	42,368
600	General Dynamics Corp.	45,876
3,800	Ingram Micro, Inc. – Class A *	73,834
7,100	Intel Corp.	140,935
1,800	International Business Machines Corp.	167,418
700	Intuit, Inc. *	20,657
1,100	Lexmark International, Inc. *	66,616
3,600	Microsoft Corp.	101,412
800	Molex, Inc.	23,464
1,700	Northrop Grumman Corp.	122,145
600	Novellus System, Inc. *	19,320
2,100	Pitney Bowes, Inc.	100,191
1,100	Polycom, Inc. *	35,090
1,500	Raytheon Co.	80,325

See accompanying notes to the financial statements.
9

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Technology — continued
1,900	Tech Data Corp. *	70,832
5,100	Time Warner, Inc.	103,785
1,700	Unisys Corp. *	14,433
	Total Technology	1,849,705
	Transportation — 1.45%
900	Burlington Northern Santa Fe Corp.	71,271
200	CH Robinson Worldwide, Inc.	10,192
800	CSX Corp.	30,136
2,600	FedEx Corp.	296,868
1,000	Norfolk Southern Corp.	47,400
200	Overseas Shipholding Group, Inc.	12,116
500	Union Pacific Corp.	49,315
	Total Transportation	517,298
	Utility — 9.20%
41,058	AT&T, Inc.	1,510,934
2,400	CenturyTel, Inc.	107,400
400	Entergy Corp.	39,480
300	OGE Energy Corp.	11,583
200	Telephone & Data Systems, Inc.	11,138
42,952	Verizon Communications, Inc.	1,607,693
	Total Utility	3,288,228
	TOTAL COMMON STOCKS (COST $33,541,676)	35,074,332
	RIGHTS AND WARRANTS — 0.00%
	Technology — 0.00%
800	Seagate Technology, Inc. Rights * (b)	8
	TOTAL RIGHTS AND WARRANTS (COST $0)	8

See accompanying notes to the financial statements.
10

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 6.88%
	Money Market Funds — 0.23%
15,616	Barclays Global Investors Institutional Money Market Fund (c)	15,616
21,863	Merrimac Cash Series – Premium Class (c)	21,863
46,849	Reserve Primary Money Market Fund (c)	46,849
	Total Money Market Funds	84,328
	Other Short-Term Investments — 6.65%
62,466	Calyon Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (c)	62,466
1,451,281	Citigroup Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $1,451,452 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $1,480,306.	1,451,281
222,721	Credit Suisse First Boston Corp. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $222,754 and an effective yield of 5.35%, collateralized by various corporate debt obligations with an aggregate market value of $236,644. (c)	222,721
33,118	Lehman Brothers Inc. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $33,123 and an effective yield of 5.35%, collateralized by various corporate debt obligations with an aggregate market value of $33,783. (c)	33,118
231,123	Merrill Lynch & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $231,157 and an effective yield of 5.30%, collateralized by various U.S. government obligations with an aggregate market value of $238,472. (c)	231,123
231,123	Morgan Stanley & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $231,157 and an effective yield of 5.36%, collateralized by various corporate debt obligations with an aggregate market value of $245,593. (c)	231,123
62,466	Societe Generale Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (c)	62,466
80,691	Svenska Handlesbanken Eurodollar Overnight Time Deposit, 5.32%, due 03/01/07 (c)	80,691
	Total Other Short-Term Investments	2,374,989
	TOTAL SHORT-TERM INVESTMENTS (COST $2,459,317)	2,459,317
	TOTAL INVESTMENTS — 105.06% (Cost $36,000,993)	37,533,657
	Other Assets and Liabilities (net) — (5.06%)	(1,807,316)
	TOTAL NET ASSETS — 100.00%	$35,726,341

See accompanying notes to the financial statements.
11

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  All or a portion of this security represents investment of security lending collateral (Note 2).

See accompanying notes to the financial statements.
12

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $981,255 (cost $36,000,993) (Note 2)	$37,533,657
Receivable for investments sold	36,962,221
Dividends and interest receivable	123,205
Receivable for expenses reimbursed by Manager (Note 3)	10,668
Total assets	74,629,751
Liabilities:
Collateral on securities loaned, at value (Note 2)	1,008,036
Payable for Fund shares repurchased	37,804,916
Payable to affiliate for (Note 3):
Management fee	18,171
Shareholder service fee	8,792
Trustees and Chief Compliance Officer of GMO Trust fees	113
Accrued expenses	63,382
Total liabilities	38,903,410
Net assets	$35,726,341
Net assets consist of:
Paid-in capital	$34,488,040
Accumulated net realized loss	(294,363)
Net unrealized appreciation	1,532,664
$35,726,341
Net assets attributable to:
Class III shares	$35,726,341
Shares outstanding:
Class III	3,692,379
Net asset value per share:
Class III	$9.68

See accompanying notes to the financial statements.
13

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends	$2,023,244
Interest	103,351
Securities lending income	12,669
Total investment income	2,139,264
Expenses:
Management fee (Note 3)	279,158
Shareholder service fee – Class III (Note 3)	135,076
Custodian, fund accounting agent and transfer agent fees	55,731
Audit and tax fees	55,190
Legal fees	2,188
Trustees fees and related expenses (Note 3)	1,159
Registration fees	4,771
Miscellaneous	3,463
Total expenses	536,736
Fees and expenses reimbursed by Manager (Note 3)	(121,040)
Net expenses	415,696
Net investment income (loss)	1,723,568
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	12,284,296
Closed futures contracts	398,287
Net realized gain (loss)	12,682,583
Change in net unrealized appreciation (depreciation) on investments	(5,467,234)
Net realized and unrealized gain (loss)	7,215,349
Net increase (decrease) in net assets resulting from operations	$8,938,917

See accompanying notes to the financial statements.
14

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,723,568	$2,390,472
Net realized gain (loss)	12,682,583	9,788,500
Change in net unrealized appreciation (depreciation)	(5,467,234)	(4,911,249)
Net increase (decrease) in net assets from operations	8,938,917	7,267,723
Distributions to shareholders from:
Net investment income
Class III	(1,952,221)	(2,443,866)
Net realized gains
Class III	(13,723,856)	(12,699,878)
	(15,676,077)	(15,143,744)
Net share transactions (Note 7):
Class III	(53,141,064)	(8,930,574)
Total increase (decrease) in net assets	(59,878,224)	(16,806,595)
Net assets:
Beginning of period	95,604,565	112,411,160
End of period (including accumulated undistributed net investment income of $0 and $231,979, respectively)	$35,726,341	$95,604,565

See accompanying notes to the financial statements.
15

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.78	$11.71	$11.36	$8.05	$10.73
Income (loss) from investment operations:
Net investment income (loss)†	0.21	0.26	0.20	0.17	0.15
Net realized and unrealized gain (loss)	0.80	0.58	0.86	3.31	(2.36)
Total from investment operations	1.01	0.84	1.06	3.48	(2.21)
Less distributions to shareholders:
From net investment income	(0.23)	(0.28)	(0.19)	(0.17)	(0.15)
From net realized gains	(1.88)	(1.49)	(0.52)	—	(0.32)
Total distributions	(2.11)	(1.77)	(0.71)	(0.17)	(0.47)
Net asset value, end of period	$9.68	$10.78	$11.71	$11.36	$8.05
Total Return(a)	9.80%	7.73%	9.59%	43.68%	(21.05)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$35,726	$95,605	$112,411	$71,931	$61,923
Net expenses to average daily net assets	0.46%	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.91%	2.31%	1.79%	1.77%	1.56%
Portfolio turnover rate	72%	62%	60%	65%	114%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.13%	0.12%	0.10%	0.14%	0.15%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
16

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO U.S. Intrinsic Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund commenced operations following an in-kind purchase of shares by GMO Intrinsic Value Fund ("Predecessor Fund") effected as of the close of business on September 16, 2005. For tax purposes, this transaction met all requirements for a tax-free transaction under the Internal Revenue Code, and consequently the Fund retained the Predecessor Fund's basis and holding period in each asset contributed in-kind. For accounting purposes, the Fund recorded a cost for each in-kind asset contributed by the Predecessor Fund equal to such asset's historical cost. For tax and accounting purposes, the Fund is treated as a continuation of the Predecessor Fund's operations. Therefore, the Financial Statements reflect the performance and operational history of the Predecessor Fund prior to September 16, 2005.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming the Russell 1000 Value Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, and companies with similar size characteristics.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are

17

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.

18

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $981,255 collateralized by cash in the amount of $1,008,036 which was invested in short-term instruments.

19

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $5,722,969 and $5,818,442, respectively, and long-term capital gains – $9,953,108 and $9,325,302, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $34,127 and $448,289 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$36,777,772	$1,367,830	$(611,945)	$755,885

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to adjustments related to real estate investment trust holdings. The financial highlights exclude these adjustments.

20

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(3,326)	$3,326	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years

21

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.31% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $791 and $519, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $60,428,913 and $127,036,543, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

22

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

6.  Principal shareholders and related parties

As of February 28, 2007, 93.87% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 0.05% of the Fund's shares were held by one related party comprised of a certain GMO employee account, and 0.46% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund and Predecessor Fund shares were as follows (See Note 1):

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	909,979	$10,011,363	294,033	$3,426,551
Shares issued to shareholders in reinvestment of distributions	1,544,864	15,522,367	1,357,505	14,715,477
Shares repurchased	(7,627,314)	(78,674,794)	(1,904,079)	(21,502,363)
Redemption in-kind	—	—	(479,432)	(5,570,239)
Net increase (decrease)	(5,172,471)	$(53,141,064)	(731,973)	$(8,930,574)

23

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Intrinsic Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Intrinsic Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

24

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $9,953,108 from long-term capital gains.

For taxable, non-corporate shareholders, 31.27% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 34.72% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $32,168 and $4,033,156, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

25

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$1,082.30	$2.37
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

26

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

27

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

28

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

GMO Foreign Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Foreign Fund returned +21.4% for the fiscal year ended February 28, 2007, as compared to +21.1% for the MSCI EAFE Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Fair value pricing of the Fund added 0.5% to returns versus the benchmark, which utilizes local close prices. Using the local close, which we do for attribution, the Fund returned +20.9% for the fiscal year.

Stock selection added 0.9% to returns for the fiscal year. Stock selection was positive in Japan and Finland, but negative in Germany.

Country selection lagged the MSCI EAFE Index by 1.1%. The largest negative contribution to country selection came from an underweight position in France, which subtracted 0.3%.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $35,000,000 Investment in GMO Foreign Fund Class III Shares and the MSCI EAFE Index As of February 28, 2007

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class II	21.21%	19.04%	12.01%	n/a
Class III	21.36%	19.15%	12.08%	n/a
Class IV	21.36%	19.20%	n/a	**1/9/98** 12.83%
Class M	21.04%	18.81%	n/a	**1/25/02** 18.61%

$155,000,000
$145,000,000
$135,000,000
$125,000,000
$115,000,000
$105,000,000
$95,000,000
$85,000,000
$75,000,000
$65,000,000
$55,000,000
$45,000,000
$35,000,000
$25,000,000
2/28/97
$35,000,000
$109,499,670
$76,087,130
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
GMO Foreign Fund
MSCI EAFE Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. The Fund commenced operations on June 28, 1996 subsequent to a transaction involving, in essence, the reorganization of the GMO International Equities Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the GMO Foreign Fund. All information relating to the time periods prior to June 28, 1996 relates to the GMO Pool. Performance for Classes II, IV and M will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.41%
Short-Term Investments	3.74
Preferred Stocks	0.92
Rights and Warrants	0.00
Other	(1.07)
100.00%
Country Summary	% of Equity Investments
United Kingdom	24.49%
Japan	23.80
Germany	12.38
France	6.56
Netherlands	4.90
Italy	4.57
Switzerland	3.15
Spain	2.91
Hong Kong	2.11
Finland	2.10
Norway	1.79
Sweden	1.44
Australia	1.41
Ireland	1.33
Belgium	1.33
Singapore	1.26
Taiwan	1.16
Brazil	0.93
Austria	0.57
Thailand	0.46
South Korea	0.33
Greece	0.23
Chile	0.23
Philippines	0.21
Malaysia	0.10
Mexico	0.08
New Zealand	0.07
India	0.05
China	0.03
Canada	0.02
100.00%

1

GMO Foreign Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	29.31%
Industrials	15.41
Consumer Discretionary	15.11
Energy	7.46
Consumer Staples	7.17
Telecommunication Services	7.09
Utilities	5.45
Materials	4.90
Information Technology	4.42
Health Care	3.68
100.00%

2

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 96.41%
	Australia — 1.37%
1,675,000	Amcor Ltd	9,617,815
1,267,078	Coca Cola Amatil Ltd	8,262,585
4,007,200	Foster's Group Ltd	19,959,332
1,291,539	Insurance Australia Group Ltd	6,113,966
1,130,950	Multiplex Group	3,941,405
232,600	National Australia Bank Ltd	7,395,278
228,500	Publishing & Broadcasting Ltd	3,480,818
587,900	Santos Ltd	4,335,612
11,366,504	SP AusNet (a)	12,261,206
160,000	Suncorp-Metway Ltd (a)	2,749,683
865,651	TABCORP Holdings Ltd	11,053,790
2,955,843	Telstra Corp-Installment Receipts * (a)	6,590,812
1,551,686	Telstra Corp Ltd	5,208,163
183,700	Westfarmers Ltd	5,278,263
695,427	Westpac Banking Corp	13,976,685
142,492	Woolworths Ltd	3,055,615
	Total Australia	123,281,028
	Austria — 0.55%
161,000	Erste Bank Der Oesterreichischen Sparkassen AG	11,947,111
29,330	Flughafen Wien AG (a)	2,717,032
314,500	OMV AG	17,511,927
385,500	Telekom Austria AG	9,629,618
131,530	Wienerberger AG	8,077,091
	Total Austria	49,882,779
	Belgium — 1.29%
224,570	Belgacom SA	9,618,145
22,166	CIE Francois d' Enterprises	32,343,775
573,495	Fortis	24,640,861
67,475	Groupe Bruxelles Lambert SA	7,541,208
214,565	KBC Groep NV	26,069,322

See accompanying notes to the financial statements.
3

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Belgium — continued
57,137	Solvay SA	8,121,444
127,369	UCB SA (a)	8,224,497
	Total Belgium	116,559,252
	Brazil — 0.62%
1,114,500	Datasul SA *	11,273,768
579,100	M Dias Branco SA *	7,646,687
48,400	MMX Mineracao e Metalicos SA *	15,520,868
600,600	Ultrapetrol Ltd *	10,822,812
122,400	Unibanco-Uniao de Bancos Brasileiros SA GDR	10,462,752
	Total Brazil	55,726,887
	Canada — 0.02%
831,000	Bayou Bend Petroleum Ltd *	1,364,159
220,100	KAP Resources Ltd * (b)	1,882
	Total Canada	1,366,041
	Chile — 0.23%
162,600	Banco Santander Chile SA ADR	7,739,760
543,200	Inversiones Aguas Metropolitanas SA ADR 144A (b)	12,689,967
	Total Chile	20,429,727
	China — 0.03%
2,704,000	China Coal Energy Co Class H *	2,519,534
	Finland — 2.05%
1,038,400	Neste Oil Oyj (a)	33,376,446
882,900	Nokia Oyj	19,270,887
2,366,500	Nokian Renkaat Oyj (a)	57,779,382
987,400	Poyry Oyj	17,096,546
186,700	Ramirent Oyj	13,686,239
1,229,300	Uponor Oyj	43,053,270
	Total Finland	184,262,770

See accompanying notes to the financial statements.
4

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	France — 6.37%
58,760	Accor SA	5,180,110
19,750	Arkema * (a)	968,732
41,940	Assurances Generales de France	7,072,270
627,440	Axa (a)	26,681,756
126,105	BIC SA	8,614,166
460,408	BNP Paribas	48,009,936
35,210	Casino Guichard-Perrachon SA	3,028,540
202,296	Cie de Saint-Gobain	18,806,543
388,788	Credit Agricole SA	15,488,072
1,637,792	France Telecom SA	44,360,254
125,876	Groupe Danone	19,906,788
17,475	Guyenne et Gascogne SA	2,403,153
110,492	Imerys SA	9,843,049
76,278	Lafarge SA	11,382,336
149,866	Lagardere S.C.A.	11,496,593
139,000	L'Oreal SA	14,532,185
102,100	M6-Metropole Television	3,620,083
197,104	Michelin SA Class B	20,475,280
256,771	Mittal Steel Co NV	12,972,532
42,219	Pernod-Ricard	8,704,894
401,972	Peugeot SA (a)	27,103,154
121,700	Publicis Groupe	5,450,199
270,733	Sanofi-Aventis	22,988,541
119,164	Schneider Electric SA	14,442,811
13,667	Sequana Capital	412,286
162,030	Societe Generale	27,248,884
137,852	Suez Lyon des Eaux VVPR Strip *	1,824
1,486,226	Suez SA	71,800,684
75,140	Technip SA	5,031,796
126,414	Thales SA	6,502,561
1,076,800	Total SA	72,525,379
173,500	Vivendi Universal SA	6,845,446
130,031	Wendel Investissement	19,535,108
	Total France	573,435,945

See accompanying notes to the financial statements.
5

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Germany — 11.51%
1,266,680	Adidas AG	62,092,394
581,691	Allianz AG (Registered)	125,091,687
112,600	Axel Springer AG	21,008,868
132,600	BASF AG	13,488,628
536,499	Bayer AG	30,835,534
731,600	Bayerische Motoren Werke AG	42,281,802
842,610	Commerzbank AG	34,634,679
113,120	Continental AG (a)	14,091,940
909,481	DaimlerChrysler AG (Registered)	61,927,942
693,100	Depfa Bank Plc	11,685,947
161,600	Deutsche Bank AG (Registered)	21,230,827
3,291,800	Deutsche Post AG (Registered)	105,648,826
5,110,038	Deutsche Telekom (Registered) (a)	91,668,643
313,318	Heidelberger Druckmaschinen	13,345,095
437,976	Hypo Real Estate Holding AG	27,701,305
735,100	Metro AG	50,790,773
91,000	MTU Aero Engines Holding	4,787,442
666,774	Muenchener Rueckversicherungs AG (Registered)	106,822,569
64,000	Puma AG Rudolf Dassler Sport	22,731,494
724,800	SAP AG	33,361,933
283,500	SGL Carbon AG *	7,567,774
1,273,137	Siemens AG (Registered)	134,175,748
	Total Germany	1,036,971,850
	Greece — 0.23%
335,100	EFG Eurobank Ergasias	12,438,192
324,000	Greek Postal Savings Bank *	8,152,631
	Total Greece	20,590,823
	Hong Kong — 2.06%
8,433,000	BOC Hong Kong Holdings Ltd	20,408,335
6,090,000	China Resources Power Holdings Co	8,567,078
2,130,500	CLP Holdings Ltd	15,643,673
21,730,000	CNOOC Ltd	17,450,472

See accompanying notes to the financial statements.
6

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Hong Kong — continued
4,776,000	Hang Lung Properties Ltd	12,550,311
1,936,300	Hang Seng Bank Ltd	26,368,822
2,238,000	Henderson Land Development Co Ltd	12,687,796
2,161,000	Jardine Strategic Holdings Ltd	29,401,485
2,403,210	Kerry Properties Ltd (a)	11,920,850
5,238,000	New World Development Co Ltd	11,525,276
172,153	Sunlight Real Estate Investment Trust (REIT) *	49,136
6,796,000	Swire Pacific Ltd Class B	14,743,832
1,108,000	Yue Yuen Industrial Holdings	3,830,052
	Total Hong Kong	185,147,118
	India — 0.05%
1,217,900	Bajaj Hindusthan Ltd	4,834,610
	Ireland — 1.30%
1,699,840	Allied Irish Banks Plc	49,980,594
1,742,770	Bank of Ireland	39,776,664
365,868	CRH Plc	15,270,766
50,000	FBD Holdings Plc	2,712,193
238,300	Grafton Group Plc *	3,758,708
184,000	Irish Life & Permanent Plc	5,214,768
	Total Ireland	116,713,693
	Italy — 4.37%
867,100	Alleanza Assicurazioni SPA (a)	11,131,099
667,031	Assicurazioni Generali SPA	28,582,062
1,255,623	Banca Intesa SPA - Di RISP	8,920,121
1,187,324	Banca Monte dei Paschi di Siena SPA (a)	7,647,722
347,854	Buzzi Unicem SPA	10,176,250
4,388,335	Enel SPA	45,828,333
2,605,321	ENI SPA	79,794,072
1,086,410	Fiat SPA * (a)	25,723,772
597,820	Finmeccanica SPA	17,600,951
266,246	Grouppo Editoriale L'Espresso (a)	1,395,394

See accompanying notes to the financial statements.
7

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Italy — continued
1,949,128	Intesa Sanpaolo	14,154,856
665,870	Italcementi SPA - Di RISP	12,959,765
58,000	Pagnossin SPA * (b)	12,810
2,851,000	Pirelli & Co SPA	3,180,530
1,086,400	Snam Rete Gas SPA (a)	6,483,827
15,605,398	Telecom Italia SPA	47,176,066
12,701,176	Telecom Italia SPA - Di RISP	32,226,173
4,408,682	UniCredito Italiano SPA	40,715,920
	Total Italy	393,709,723
	Japan — 23.17%
903,900	Aeon Co Ltd	18,834,825
1,809,000	Aozora Bank Ltd * (a)	6,935,951
996,000	Bridgestone Corp	20,906,899
1,527,900	Canon Inc	82,757,214
1,712	Central Japan Railway Co	20,596,815
1,391,600	Chubu Electric Power Co Inc	47,041,169
551,400	Daiichi Sankyo Co Ltd	17,800,579
1,811,000	Daimaru Inc (The)	25,194,849
1,250,000	Daiwa House Industry Co Ltd	22,420,759
4,235,000	Daiwa Securities Group Inc	53,898,882
1,735,400	Denso Corp	67,610,369
6,296	East Japan Railway Co	48,435,359
925,100	Eisai Co Ltd	47,097,279
355,800	Fanuc Ltd	31,823,910
2,322,000	Fuji Electric Holdings Co Ltd	11,411,537
4,705,000	Fujitsu Ltd	32,709,783
1,752,500	Haseko Corp *	6,761,000
2,782,600	Honda Motor Co Ltd	103,415,441
985,600	Hoya Corp	34,159,875
33,000	Idemitsu Kosan Co *	3,726,121
3,037,000	Isuzu Motors Ltd	15,895,252
133,000	Ito En Ltd (a)	4,333,908
6,009,000	Itochu Corp	58,231,143

See accompanying notes to the financial statements.
8

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
1,382	Japan Tobacco Inc	6,320,304
976,400	JFE Holdings Inc	60,395,361
841,600	JSR Corp	19,537,955
1,074,800	JTEKT Corp	19,069,984
1,037,000	Kao Corp	30,335,268
7,611	KDDI Corp	59,469,829
1,642,000	Komatsu Ltd	36,744,252
4,597,000	Kubota Corp	45,818,684
270,500	Lawson Inc	10,382,395
4,033,000	Matsushita Electric Industrial Co Ltd	81,018,021
1,993,800	Mitsubishi Corp	46,458,512
9,162,000	Mitsubishi Electric Corp	92,087,749
815,000	Mitsui Fudosan Co Ltd	22,546,902
1,277,000	Mitsui OSK Lines Ltd	14,481,444
10,715	Mizuho Financial Group Inc	75,280,647
319,400	Namco Bandai Holdings Inc	4,708,192
150,000	Nihon Kohden Corp	3,153,709
164,500	Nikko Cordial Corp	1,595,473
1,405	Nippon Commercial Investment Corp (REIT) *	7,166,793
2,430,500	Nippon Mining Holdings Inc	20,333,714
369	Nomura Real Estate Office Fund (REIT)	4,396,872
186,390	ORIX Corp	51,346,203
894,000	Ricoh Company Ltd	19,841,691
1,214	Sapporo Hokuyo Holdings Inc	12,665,290
25,300	Sega Sammy Holdings Inc	637,316
725,000	Seven & I Holdings Co Ltd	23,219,164
668,000	Shionogi and Co Ltd	12,933,376
1,183,000	Sony Corp	61,333,656
3,236,300	Sumitomo Electric Industries Ltd	48,352,279
1,733,000	Sumitomo Heavy Industries Ltd	17,854,001
8,587	Sumitomo Mitsui Financial Group Inc	83,539,103
950,000	Sumitomo Realty & Development Co Ltd	37,911,510
620,500	Takeda Pharmaceutical Co Ltd	42,692,269
349,300	TDK Corp	29,085,512

See accompanying notes to the financial statements.
9

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
3,828,000	Tokyo Gas Co Ltd	21,561,125
1,461,000	Tokyo Tatemono Co Ltd	20,398,431
1,278,000	Tokyu Land Corp	15,291,464
2,158,200	Toyota Motor Corp	144,957,822
	Total Japan	2,086,921,191
	Malaysia — 0.10%
2,350,100	IJM Corp Berhad	5,840,632
1,200,000	UMW Holdings Berhad	3,152,852
	Total Malaysia	8,993,484
	Mexico — 0.08%
1,257,600	Corporacion GEO SA de CV Series B *	6,815,070
	Netherlands — 4.77%
2,178,705	ABN Amro Holdings NV	76,393,559
1,885,493	Aegon NV	37,278,047
524,502	Akzo Nobel NV	32,288,478
657,450	Fortis NV	28,248,518
134,832	Fugro NV	6,300,343
1,309,454	Hagemeyer NV * (a)	6,184,945
139,274	Hal Trust (Participating Units)	12,572,292
897,922	ING Groep NV	38,305,270
378,213	Koninklijke Ahold NV *	3,764,772
401,600	Koninklijke Bam Groep	8,232,062
1,603,600	Koninklijke KPN NV	24,743,754
150,310	Koninklijke Vopak NV	7,505,495
392,897	Koninklijke Wessanen NV (a)	5,309,214
1,637,732	Philips Electronics NV	60,098,375
92,391	Philips Electronics NV ADR	3,392,597
1,136,300	Reed Elsevier NV	20,086,426
169,440	Royal Dutch Shell Group Class A	5,510,683
586,007	TNT NV	25,184,502
571,860	Unilever NV	14,798,277

See accompanying notes to the financial statements.
10

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Netherlands — continued
45,734	Univar NV	2,384,195
80,987	Wereldhave NV	10,759,095
	Total Netherlands	429,340,899
	New Zealand — 0.07%
394,477	Air New Zealand	648,821
1,073,119	Asian Growth Properties Ltd *	790,412
1,356,743	Telecom Corp of New Zealand	4,619,121
	Total New Zealand	6,058,354
	Norway — 1.74%
203,600	Bergensen Worldwide Gas ASA	2,451,410
3,090,700	Eitzen Chemical ASA *	13,506,300
1,053,398	Ekornes ASA	24,741,520
1,433,200	Norske Skogindustrier AS Class A	25,046,360
628,290	Orkla ASA	40,850,135
2,693,600	Prosafe ASA (a)	38,030,544
454,000	Stolt-Nielsen SA (a)	12,027,130
	Total Norway	156,653,399
	Philippines — 0.20%
7,797,100	First General Corp	8,239,197
26,231,000	Robinsons Land Corp Class B	10,053,365
	Total Philippines	18,292,562
	Singapore — 1.22%
2,318,880	DBS Group Holdings Ltd	32,372,572
1,125,000	Keppel Corp Ltd	13,110,580
15,227,000	People's Food Holdings Ltd	14,247,118
937,000	Singapore Airlines Ltd	9,692,260
4,118,000	Singapore Technologies Engineering Ltd	8,733,952
10,465,710	Singapore Telecommunications	21,921,799
10,366,000	STATS ChipPAC Ltd *	10,222,282
	Total Singapore	110,300,563

See accompanying notes to the financial statements.
11

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	South Korea — 0.32%
19,865	Hansol Paper Co *	288,210
233,700	KT Corp ADR *	5,253,576
77,000	LG Philips LCD Co Ltd ADR * (a)	1,244,320
12,500	Samsung Electronics Co Ltd	7,549,693
221,510	Samsung SDI Co Ltd	14,899,776
	Total South Korea	29,235,575
	Spain — 2.83%
148,040	ACS Actividades de Construccion y Servicios SA	8,362,521
199,703	Altadis SA	10,122,363
1,756,392	Banco Bilbao Vizcaya Argentaria SA	42,743,805
634,315	Banco Popular Espanol SA	12,465,650
2,018,932	Banco Santander Central Hispano SA	37,378,902
491,527	Endesa SA	24,958,172
156,600	Gas Natural SDG SA	6,694,385
444,093	Iberdrola SA	19,458,608
132,100	Inditex SA	7,677,033
124,750	Red Electrica de Espana	5,669,944
645,329	Repsol YPF SA	20,425,282
2,410,161	Telefonica SA	51,840,320
138,668	Union Fenosa SA	6,945,732
	Total Spain	254,742,717
	Sweden — 1.40%
488,790	Autoliv Inc SDR (a)	27,785,178
250,900	Lindab International AB *	5,309,332
617,100	Securitas AB	9,189,500
940,700	Svenska Handelsbanken AB Class A	26,995,378
9,078,000	Telefonaktiebolaget LM Ericsson	32,350,828
2,960,600	TeliaSonera AB	24,869,091
	Total Sweden	126,499,307

See accompanying notes to the financial statements.
12

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Switzerland — 3.06%
43,170	Baloise Holding Ltd	4,391,786
1,620	Bank Sarasin & Cie AG Class B (Registered)	6,037,759
2,822	Banque Cantonale Vaudoise	1,337,708
2,666	Belimo Holding AG (Registered)	2,699,836
20,560	Bobst Group AG (Registered)	1,068,074
385,150	Credit Suisse Group	26,612,481
9,335	Energiedienst Holding AG (Registered) *	4,470,015
6,697	Forbo Holdings AG (Registered) *	2,721,817
8,262	Geberit AG (Registered)	13,609,509
141,905	Holcim Ltd	14,055,511
880	Jelmoli Holding AG (Bearer)	2,665,123
4,836	Jelmoli Holding AG (Registered)	2,989,459
108,420	Nestle SA (Registered)	40,333,992
238,584	Novartis AG (Registered)	13,241,803
585	SGS SA (Registered)	659,099
93,700	Swatch Group AG	22,820,540
19,900	Swiss Life Holding	5,053,601
504	Swiss National Insurance Co (Registered)	355,315
560,927	Swiss Reinsurance Co (Registered)	47,714,417
31,330	Swisscom AG (Registered)	11,747,274
489,880	UBS AG (Registered)	28,926,996
18,941	Valora Holding AG	5,354,385
60,041	Zurich Financial Services AG	17,133,838
	Total Switzerland	276,000,338
	Taiwan — 1.13%
2,313,000	Asustek Computer Inc	6,011,097
3,528,000	Benq Corp *	1,684,210
17,168,320	Chinatrust Financial Holding Co Ltd	13,424,011
964,600	Chunghwa Telecom Co Ltd ADR	18,607,134
5,298,900	E.Sun Financial Holdings Co Ltd	3,447,839
6,322,000	Fubon Financial Holding Co Ltd	5,758,872
169,600	Fubon Financial Holding Co Ltd GDR (Registered)	1,560,320
25,980,000	Sinopac Holdings Co	12,931,259

See accompanying notes to the financial statements.
13

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Taiwan — continued
646,070	Standard Foods Corp *	281,114
1,182,216	Taiwan Semiconductor Manufacturing Co Ltd ADR	13,122,598
41,803,348	United Microelectronics Corp	24,832,204
	Total Taiwan	101,660,658
	Thailand — 0.44%
5,123,200	Advanced Info Service Pcl (Foreign Registered) (b)	11,210,626
62,918,000	Charoen Pokphand Foods Pcl (Foreign Registered) (b)	8,577,374
16,559,000	Sino Thai Engineering & Construction Pcl (Foreign Registered) (b)	2,158,583
99,944,000	Thai Beverage Pcl	17,993,972
	Total Thailand	39,940,555
	United Kingdom — 23.83%
437,062	Alliance Boots Plc	6,755,528
900,900	Amvescap Plc	10,596,490
658,272	Anglo American Plc	31,068,821
777,408	Associated British Foods Plc	12,554,397
764,800	AstraZeneca Plc	42,887,744
3,292,275	Aviva Plc	52,717,027
7,210,910	BAE Systems Plc	61,414,940
5,919,217	Barclays Plc	85,832,969
837,431	BBA Aviation Plc	4,477,584
2,936,846	BG Group Plc	39,869,492
829,847	BHP Billiton Plc	16,624,125
803,363	Biffa Plc	5,124,313
14,889,940	BP Plc	152,644,043
804,676	British Sky Broadcasting Plc	8,786,182
8,158,501	BT Group Plc	47,291,563
431,635	Bunzl Plc	5,551,537
229,783	Burberry Group Plc	2,837,772
778,800	Cadbury Schweppes Plc	8,328,955
1,029,249	Cattle's Plc	8,753,728
5,022,457	Centrica Plc	36,783,099
3,047,000	Cobham Plc	11,848,039

See accompanying notes to the financial statements.
14

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United Kingdom — continued
2,665,100	Compass Group Plc	15,809,185
2,056,297	Diageo Plc	40,528,099
2,039,352	DSG International Plc	6,819,923
320,634	Experian Group *	3,737,264
249,235	Fiberweb Plc *	1,032,919
661,481	Filtrona Plc	3,180,949
526,698	FKI Plc	1,133,103
2,016,745	Gallaher Group Plc	44,573,287
3,359,499	GlaxoSmithKline Plc	94,261,749
1,235,000	Group 4 Securicor Plc	4,459,696
741,658	Hanson Plc	11,833,581
1,132,961	Hays Plc	3,284,773
3,620,496	HBOS Plc	76,628,839
6,052,894	HSBC Holdings Plc	105,573,660
1,015,670	ICAP Plc	9,355,216
1,098,820	Imperial Chemical Industries Plc	9,903,765
1,039,418	Imperial Tobacco Group Plc	43,283,182
154,924	Intercontinental Hotels Group Plc	3,639,295
1,647,300	International Power Plc	11,773,499
2,532,000	ITV Plc	5,440,711
1,421,169	J Sainsbury Plc	14,224,640
348,370	Johnson Matthey Plc	10,509,752
403,803	Kesa Electricals Plc	2,669,833
2,152,018	Kingfisher Plc	10,599,762
953,158	Ladbrokes Plc	7,529,768
845,000	Lamprell Plc *	4,232,252
9,412,744	Legal & General Group Plc	28,819,158
4,763,420	Lloyds TSB Group Plc	53,582,221
49,738	Lonmin Plc	3,041,668
1,280,500	Misys Plc	5,852,875
333,472	Mitchells & Butler (Ordinary Shares)	4,634,964
2,312,567	National Grid Plc	34,656,295
250,132	Next Plc	10,003,293
1,374,200	Northern Foods Plc	3,381,206

See accompanying notes to the financial statements.
15

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United Kingdom — continued
640,700	Northern Rock Plc	14,221,402
4,261,134	Old Mutual Plc	14,685,973
1,255,500	Pearson Plc	19,423,373
1,471,606	Photo-Me International Plc	2,295,021
2,540,417	Prudential Plc	33,484,783
946,590	Reed Elsevier Plc	11,011,935
2,806,620	Rentokil Initial Plc	8,149,861
878,886	Resolution Plc	10,808,138
621,169	Reuters Group Plc	5,303,396
625,836	Rexam Plc	6,168,920
284,028	Rio Tinto Plc	15,300,576
549,700	Rolls-Royce Group Plc *	5,283,695
1,548,895	Royal & Sun Alliance Insurance Group	4,658,007
3,728,838	Royal Bank of Scotland Group	146,608,113
1,506,400	Royal Dutch Shell Plc A Shares (London)	48,740,239
2,055,597	Royal Dutch Shell Plc B Shares (London)	66,306,665
1,298,000	Sage Group Plc	6,535,813
1,534,421	Scottish & Newcastle Plc	15,836,788
922,260	Scottish & Southern Energy Plc	25,967,779
1,506,904	Scottish Power Plc	22,576,948
581,678	Serco Group Plc	4,859,065
535,575	Severn Trent (Ordinary Shares)	14,465,465
835,100	Shire Plc	17,738,282
635,595	Slough Estates Plc	9,235,817
607,432	Smith (David S.) Holdings Plc	2,423,399
997,400	South African Breweries Plc	22,027,286
290,270	Standard Chartered Plc	8,106,847
2,543,200	Standard Life Assurance Plc *	15,027,139
2,443,177	Tesco Plc	20,682,682
226,228	TI Automotive Ltd Class A * (b)	—
948,246	Tomkins Plc	4,769,670
2,748,000	Torex Retail Plc (a) (b)	563,362

See accompanying notes to the financial statements.
16

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United Kingdom — continued
230,564	Travis Perkins Plc	8,831,675
340,847	Trinity Mirror Plc	3,268,442
628,349	Unilever Plc	16,832,127
901,112	United Utilities Plc	12,844,126
33,897,357	Vodafone Group Inc	93,910,376
235,071	Whitbread Plc	7,578,308
275,000	William Hill Plc	3,410,830
1,251,036	William Morrison Supermarkets Plc	7,271,658
738,321	Wolseley Plc	18,538,144
2,291,250	Wood Group (John) Plc	11,950,702
804,400	WPP Group Plc	11,639,898
44,000	Xstrata Plc	2,059,839
219,900	Yell Group Plc	2,579,751
	Total United Kingdom	2,146,721,045
	TOTAL COMMON STOCKS (COST $5,855,418,830)	8,683,607,497
	PREFERRED STOCKS — 0.92%
	Brazil — 0.28%
1,518,000	Randon Participacoes SA 2.26%	8,232,492
602,400	Suzano Bahia Sul Papel e Celulose SA 1.73%	6,164,622
388,000	Tam SA 0.34% *	11,399,387
	Total Brazil	25,796,501
	France — 0.02%
24,058	Casino Guichard-Perrachon SA 4.09%	1,638,108
	Germany — 0.54%
183,690	Henkel KGaA 1.42%	25,919,694
254,899	Volkswagen AG 2.02%	22,425,950
	Total Germany	48,345,644

See accompanying notes to the financial statements.
17

GMO Foreign Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares/ Par Value ($)	Description	Value ($)
	Italy — 0.08%
199,733	Fiat SPA *	3,935,569
92,571	IFI Istituto Finanziario Industries *	3,108,216
	Total Italy	7,043,785
	TOTAL PREFERRED STOCKS (COST $42,448,057)	82,824,038
	RIGHTS AND WARRANTS — 0.00%
	Thailand — 0.00%
2,759,833	Sino Thai Engineering & Construction Pcl Warrants, Expires 04/18/08 * (b)	167,275
	TOTAL RIGHTS AND WARRANTS (COST $215,949)	167,275
	SHORT-TERM INVESTMENTS — 3.74%
104,400,000	Bank Nationale de Paris Time Deposit, 5.33%, due 03/01/07	104,400,000
232,101,057	Bank of New York Institutional Cash Reserves Fund (c)	232,101,057
	TOTAL SHORT-TERM INVESTMENTS (COST $336,501,057)	336,501,057
	TOTAL INVESTMENTS — 101.07% (Cost $6,234,583,893)	9,103,099,867
	Other Assets and Liabilities (net) — (1.07%)	(96,054,334)
	TOTAL NET ASSETS — 100.00%	$9,007,045,533

See accompanying notes to the financial statements.
18

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

REIT - Real Estate Investment Trust

SDR - Swedish Depository Receipt

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 28, 2007, 94.76% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
19

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $216,048,949 (cost $6,234,583,893) (Note 2)	$9,103,099,867
Cash	40,515
Foreign currency, at value (cost $157,284,852) (Note 2)	158,306,262
Receivable for investments sold	14,973,288
Receivable for Fund shares sold	964,090
Dividends and interest receivable	9,417,002
Foreign taxes receivable	1,935,605
Receivable for expenses reimbursed by Manager (Note 3)	401,044
Total assets	9,289,137,673
Liabilities:
Collateral on securities loaned, at value (Note 2)	232,101,057
Payable for investments purchased	38,228,454
Payable for Fund shares repurchased	5,524,645
Payable to affiliate for (Note 3):
Management fee	4,208,254
Shareholder service fee	955,536
Administration fee – Class M	1,260
Trustees and Chief Compliance Officer of GMO Trust fees	27,735
Payable for 12b-1 fee – Class M	3,252
Accrued expenses	1,041,947
Total liabilities	282,092,140
Net assets	$9,007,045,533

See accompanying notes to the financial statements.
20

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007 — (Continued)

Net assets consist of:
Paid-in capital	$5,916,616,170
Distributions in excess of net investment income	(44,311,300)
Accumulated net realized gain	265,133,670
Net unrealized appreciation	2,869,606,993
$9,007,045,533
Net assets attributable to:
Class II shares	$1,018,021,149
Class III shares	$4,556,741,812
Class IV shares	$3,424,024,145
Class M shares	$8,258,427
Shares outstanding:
Class II	54,843,810
Class III	244,515,871
Class IV	183,681,486
Class M	443,367
Net asset value per share:
Class II	$18.56
Class III	$18.64
Class IV	$18.64
Class M	$18.63

See accompanying notes to the financial statements.
21

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends (net of withholding taxes of $14,493,367)	$214,287,374
Interest	9,739,873
Securities lending income	5,737,702
Total investment income	229,764,949
Expenses:
Management fee (Note 3)	48,635,439
Shareholder service fee – Class II (Note 3)	2,529,288
Shareholder service fee – Class III (Note 3)	6,275,869
Shareholder service fee – Class IV (Note 3)	2,488,435
12b-1 fee – Class M (Note 3)	18,476
Administration fee – Class M (Note 3)	14,781
Custodian and fund accounting agent fees	3,208,258
Transfer agent fees	75,556
Audit and tax fees	124,119
Legal fees	233,141
Trustees fees and related expenses (Note 3)	109,907
Registration fees	70,105
Miscellaneous	184,577
Total expenses	63,967,951
Fees and expenses reimbursed by Manager (Note 3)	(3,798,534)
Net expenses	60,169,417
Net investment income (loss)	169,595,532
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $187,626) (Note 2)	596,086,359
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $56,667) (Note 2)	15,585,107
Net realized gain (loss)	611,671,466
Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax accrual of $(363,771)) (Note 2)	817,488,323
Foreign currency, forward contracts and foreign currency related transactions	1,964,508
Net unrealized gain (loss)	819,452,831
Net realized and unrealized gain (loss)	1,431,124,297
Net increase (decrease) in net assets resulting from operations	$1,600,719,829

See accompanying notes to the financial statements.
22

GMO Foreign Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$169,595,532	$118,738,814
Net realized gain (loss)	611,671,466	394,594,748
Change in net unrealized appreciation (depreciation)	819,452,831	625,048,659
Net increase (decrease) in net assets from operations	1,600,719,829	1,138,382,221
Distributions to shareholders from:
Net investment income
Class II	(25,692,710)	(21,424,856)
Class III	(104,807,051)	(83,505,010)
Class IV	(72,605,045)	(28,114,634)
Class M	(156,746)	(87,274)
Total distributions from net investment income	(203,261,552)	(133,131,774)
Net realized gains
Class II	(71,672,115)	(54,410,141)
Class III	(265,348,849)	(212,547,994)
Class IV	(179,509,192)	(65,893,966)
Class M	(450,682)	(237,365)
Total distributions from net realized gains	(516,980,838)	(333,089,466)
	(720,242,390)	(466,221,240)
Net share transactions (Note 7):
Class II	(335,623,499)	293,352,728
Class III	277,446,603	(282,786,170)
Class IV	1,156,698,945	697,266,022
Class M	1,562,326	1,658,096
Increase (decrease) in net assets resulting from net share transactions	1,100,084,375	709,490,676
Total increase (decrease) in net assets	1,980,561,814	1,381,651,657
Net assets:
Beginning of period	7,026,483,719	5,644,832,062
End of period (including distributions in excess of net investment income of $44,311,300 and $32,007,207, respectively)	$9,007,045,533	$7,026,483,719

See accompanying notes to the financial statements.
23

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$16.70	$15.13	$13.29	$8.88	$9.94
Income (loss) from investment operations:
Net investment income (loss)(a)	0.38	0.28	0.26	0.17	0.15
Net realized and unrealized gain (loss)	3.06	2.46	2.28	4.46	(1.03)
Total from investment operations	3.44	2.74	2.54	4.63	(0.88)
Less distributions to shareholders:
From net investment income	(0.43)	(0.33)	(0.34)	(0.22)	(0.18)
From net realized gains	(1.15)	(0.84)	(0.36)	—	—
Total distributions	(1.58)	(1.17)	(0.70)	(0.22)	(0.18)
Net asset value, end of period	$18.56	$16.70	$15.13	$13.29	$8.88
Total Return(b)	21.21%	19.01%	19.40%	52.49%	(9.00)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,018,021	$1,213,447	$808,149	$781,448	$305,423
Net expenses to average daily net assets	0.82%	0.82%	0.82%	0.82%	0.82%
Net investment income to average daily net assets	2.17%	1.82%	1.92%	1.47%	1.54%
Portfolio turnover rate	23%	25%	23%	25%	22%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.05%	0.06%	0.08%	0.09%

(a)  Calculated using average shares outstanding throughout the period.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

See accompanying notes to the financial statements.
24

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$16.76	$15.18	$13.34	$8.90	$9.95
Income (loss) from investment operations:
Net investment income (loss)(a)	0.38	0.30	0.26	0.19	0.17
Net realized and unrealized gain (loss)	3.09	2.45	2.30	4.47	(1.04)
Total from investment operations	3.47	2.75	2.56	4.66	(0.87)
Less distributions to shareholders:
From net investment income	(0.44)	(0.33)	(0.36)	(0.22)	(0.18)
From net realized gains	(1.15)	(0.84)	(0.36)	—	—
Total distributions	(1.59)	(1.17)	(0.72)	(0.22)	(0.18)
Net asset value, end of period	$18.64	$16.76	$15.18	$13.34	$8.90
Total Return(b)	21.36%	19.07%	19.41%	52.76%	(8.89)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$4,556,742	$3,800,326	$3,663,370	$2,260,046	$1,241,562
Net expenses to average daily net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income to average daily net assets	2.11%	1.97%	1.87%	1.67%	1.77%
Portfolio turnover rate	23%	25%	23%	25%	22%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.05%	0.06%	0.08%	0.09%

(a)  Calculated using average shares outstanding throughout the period.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

See accompanying notes to the financial statements.
25

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$16.77	$15.18	$13.34	$8.90	$9.96
Income (loss) from investment operations:
Net investment income (loss)(a)	0.36	0.31	0.28	0.19	0.18
Net realized and unrealized gain (loss)	3.11	2.47	2.28	4.48	(1.05)
Total from investment operations	3.47	2.78	2.56	4.67	(0.87)
Less distributions to shareholders:
From net investment income	(0.45)	(0.35)	(0.36)	(0.23)	(0.19)
From net realized gains	(1.15)	(0.84)	(0.36)	—	—
Total distributions	(1.60)	(1.19)	(0.72)	(0.23)	(0.19)
Net asset value, end of period	$18.64	$16.77	$15.18	$13.34	$8.90
Total Return(b)	21.36%	19.22%	19.47%	52.84%	(8.92)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,424,024	$2,007,037	$1,169,805	$923,221	$207,858
Net expenses to average daily net assets	0.69%	0.69%	0.69%	0.70%	0.69%
Net investment income to average daily net assets	2.04%	1.98%	2.00%	1.65%	1.79%
Portfolio turnover rate	23%	25%	23%	25%	22%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.05%	0.06%	0.09%	0.09%

(a)  Calculated using average shares outstanding throughout the period.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

See accompanying notes to the financial statements.
26

GMO Foreign Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$16.75	$15.19	$13.25	$8.86	$9.93
Income (loss) from investment operations:
Net investment income (loss)(a)	0.30	0.24	0.30	0.14	0.05
Net realized and unrealized gain (loss)	3.12	2.46	2.21	4.45	(0.93)
Total from investment operations	3.42	2.70	2.51	4.59	(0.88)
Less distributions to shareholders:
From net investment income	(0.39)	(0.30)	(0.21)	(0.20)	(0.19)
From net realized gains	(1.15)	(0.84)	(0.36)	—	—
Total distributions	(1.54)	(1.14)	(0.57)	(0.20)	(0.19)
Net asset value, end of period	$18.63	$16.75	$15.19	$13.25	$8.86
Total Return(b)	21.04%	18.66%	19.18%	52.10%	(9.09)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$8,258	$5,673	$3,508	$12,878	$4,449
Net expenses to average daily net assets	1.05%	1.05%	1.05%	1.05%	1.06%
Net investment income to average daily net assets	1.69%	1.56%	2.24%	1.23%	0.55%
Portfolio turnover rate	23%	25%	23%	25%	22%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.05%	0.06%	0.08%	0.10%

(a)  Calculated using average shares outstanding throughout the period.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

See accompanying notes to the financial statements.
27

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Foreign Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the MSCI EAFE Index (Europe, Australasia, and Far East). The Fund typically makes equity investments in non-U.S. companies, including the companies that issue stocks included in the MSCI international developed country universe (the universe of securities from which the MSCI EAFE Index is constructed) and companies in emerging countries. The Fund generally seeks to be fully invested and generally will not take temporary defensive positions, but may hold up to 10% of its total assets in cash and other high quality investments in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. The Fund may make investments in emerging countries, but these investments generally will represent 10% or less of the Fund's total assets.

Throughout the year ended February 28, 2007, the Fund had four classes of shares outstanding: Class II, Class III, Class IV, and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 3). The principal economic difference among the classes of shares is the type and level of fees borne by the classes.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which

28

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency

29

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as

30

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period. Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

31

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $216,048,949, collateralized by cash in the amount of $232,101,057, which was invested in the Bank of New York Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The accrual for capital gains and repatriation taxes is included in net unrealized gain (loss) in the Statement of Operations. For the year ended February 28, 2007, the Fund incurred $187,626 in capital gains taxes which is included in net realized gain (loss) in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. The CPMF tax has been included in the net realized gain (loss) on investments throughout the

32

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

period. For the year ended February 28, 2007, the Fund incurred $56,667 in CPMF tax which is included in the net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $277,124,342 and $156,919,958, respectively, and long-term capital gains – $443,118,048 and $309,301,282, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $41,845,129 and $250,723,717 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions and passive foreign investment company transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,305,750,205	$2,843,120,569	$(45,770,907)	$2,797,349,662

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions and foreign currency transactions. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$21,361,927	$(21,361,927)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization

33

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

34

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of average daily Class M net assets for support services provided to Class M shareholders.

Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of certain other services incidental thereto. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net asset value attributable to its Class M shares. This fee may be spent on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees (Classes II, III, and IV only), 12b-1 and administration fees (Class M only), fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.60% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $75,813 and $58,548, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration is paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $2,472,738,771 and $1,808,406,610, respectively.

35

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Related parties

As of February 28, 2007, 0.01% of the Fund's shares were held by fourteen related parties comprised of certain GMO employee accounts, and 0.55% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class II:	Shares	Amount	Shares	Amount
Shares sold	13,449,914	$231,622,632	20,435,753	$315,944,888
Shares issued to shareholders in reinvestment of distributions	5,052,204	89,348,934	4,621,131	70,186,396
Shares repurchased	(36,326,663)	(656,595,065)	(5,804,846)	(92,778,556)
Net increase (decrease)	(17,824,545)	$(335,623,499)	19,252,038	$293,352,728

36

GMO Foreign Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	66,421,037	$1,188,616,078	54,877,217	$816,011,668
Shares issued to shareholders in reinvestment of distributions	18,923,124	337,090,707	16,054,197	244,024,637
Shares repurchased	(67,564,953)	(1,248,260,182)	(85,541,651)	(1,342,822,475)
Net increase (decrease)	17,779,208	$277,446,603	(14,610,237)	$(282,786,170)
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class IV:	Shares	Amount	Shares	Amount
Shares sold	64,980,665	$1,177,635,350	49,623,322	$800,078,517
Shares issued to shareholders in reinvestment of distributions	12,035,673	214,006,988	5,715,726	87,337,578
Shares repurchased	(13,038,899)	(234,943,393)	(12,672,320)	(190,150,073)
Net increase (decrease)	63,977,439	$1,156,698,945	42,666,728	$697,266,022
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class M:	Shares	Amount	Shares	Amount
Shares sold	765,485	$13,963,575	129,243	$1,984,452
Shares issued to shareholders in reinvestment of distributions	34,107	607,428	21,242	324,639
Shares repurchased	(694,804)	(13,008,677)	(42,894)	(650,995)
Net increase (decrease)	104,788	$1,562,326	107,591	$1,658,096

37

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

38

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $35,000,000 account value divided by $1,000 = 35,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

39

GMO Foreign Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2007 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class II
1) Actual	0.82%	$1,000.00	$1,129.90	$4.33
2) Hypothetical	0.82%	$1,000.00	$1,020.70	$4.11
Class III
1) Actual	0.75%	$1,000.00	$1,130.80	$3.96
2) Hypothetical	0.75%	$1,000.00	$1,021.10	$3.76
Class IV
1) Actual	0.69%	$1,000.00	$1,130.60	$3.65
2) Hypothetical	0.69%	$1,000.00	$1,021.40	$3.46
Class M
1) Actual	1.04%	$1,000.00	$1,128.80	$5.49
2) Hypothetical	1.04%	$1,000.00	$1,019.60	$5.21

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

40

GMO Foreign Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $443,118,048 from long-term capital gains.

During the year ended February 28, 2007, the Fund paid foreign taxes of $14,680,993 and recognized foreign source income of $228,780,741.

For taxable, non-corporate shareholders, 60.93% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $73,862,790 or if determined to be different, the qualified short-term gains of such year.

41

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2], Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

42

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

43

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

44

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

45

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Currency Hedged International Bond Fund returned +3.6% for the fiscal year ended February 28, 2007 compared with the +2.7% return for the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan). The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, including the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund outperformed the benchmark during the fiscal year by 0.9%. Value added from currency selection, emerging debt exposure, and cash management offset interest rate strategy underperformance.

Overall global bond market yields, as measured by the JPMorgan Global Government Bond Index, rose by 24 bps during the fiscal year, with the largest three markets (Euro-area, U.S., and Japan) rising an average of 20 bps. Bond market yields generally rose, with Sweden (+59 bps), the Euro-area (+51 bps), and Australia (+49 bps) rising the most. Only U.S. (-1 bps) and Canadian (-7 bps) yields fell during the fiscal year. Even though most yields rose during the time period, all but the U.K. (-0.2%) reported total return gains in the +0.3% to +4.9% range. Global yield curves (measured by the difference between 10-year and 2-year swap rates) mostly flattened during the fiscal year. The U.S. curve, however, steepened by +8 bps during the period. Sweden's curve flattened the most (-50 bps), followed by Switzerland (-40 bps), Euro-area (-36 bps), and Japan (-36 bps).

Major, sustained bond market positions included the Swedish overweight and U.S. underweight. Australian positions switched from an underweight to an overweight early in the period, while Canadian positions switched from an overweight to an underweight. U.K., Australian, and Swiss market positions were the largest positive contributors over the period while Japanese, Canadian, and Swedish positions detracted from performance.

Currency selection added the bulk of the strategy's outperformance during the fiscal year. The U.S. dollar declined 6% to 13% versus most major currencies during 2006, unwinding some of the strength it had seen in 2005. Swedish krona gained nearly 13% in spot terms versus the dollar, followed by U.K. sterling (12%) and the euro (11%). The currencies to register negative excess returns versus the U.S. dollar were the Japanese yen and the Canadian dollar. While underweight positions in Swedish krona and Swiss francs detracted from performance during the fiscal year, overweight positions in British sterling, Australian dollars, and New Zealand dollars as well as a Japanese yen underweight position more than offset losses.

Emerging country debt exposure added value as did cash management strategies.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Currency Hedged International Bond Fund Class III Shares and the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) As of February 28, 2007

$21,000,000
$20,000,000
$19,000,000
$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2/28/97
$10,000,000
$19,751,930
$18,589,380
$18,562,730
GMO Currency Hedged International Bond Fund
JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)
JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) +*

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	3.58%	6.04%	7.04%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

* JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan)+ represents the JPMorgan Non-U.S. Government Bond Index (Hedged) prior to 12/31/03 and the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) thereafter.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	94.20%
Short-Term Investments	6.14
Options Purchased	0.76
Forward Currency Contracts	0.19
Loan Participations	0.11
Swaps	0.11
Loan Assignments	0.08
Promissory Notes	0.02
Rights and Warrants	0.02
Written Options	(0.08)
Reverse Repurchase Agreements	(0.23)
Futures	(1.44)
Other	0.12
100.00%
Country/Region Summary**	% of Investments
Euro Region***	121.94%
Sweden	30.58
Australia	16.35
United Kingdom	8.95
Emerging	4.10
Canada	(10.34)
Switzerland	(8.98)
United States	(34.09)
Japan	(28.51)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Belgium, Finland, France, Germany, Ireland, Italy, Netherlands and Spain.

1

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Par Value ($)/ Principal Amount/ Shares		Description	Value ($)
		DEBT OBLIGATIONS — 8.77%
		United States — 8.77%
		U.S. Government
	18,456,300	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a)(b)	19,084,968
	5,000,000	U.S. Treasury Note, 3.75%, due 03/31/07 (b)	4,992,969
		Total United States	24,077,937
		TOTAL DEBT OBLIGATIONS (COST $24,272,013)	24,077,937
		OPTIONS PURCHASED — 0.55%
		Currency Options — 0.55%
AUD	20,900,000	AUD Call/JPY Put, Expires 04/20/07, Strike 90.00	505,905
AUD	35,200,000	AUD Call/USD Put, Expires 07/19/07, Strike 0.81	187,794
AUD	20,900,000	AUD Put/JPY Call, Expires 04/20/07, Strike 85.00	1,638
CHF	18,400,000	CHF Call/USD Put, Expires 05/15/07, Strike 1.21	194,158
CHF	18,400,000	CHF Put/USD Call, Expires 05/15/07, Strike 1.27	14,296
EUR	8,800,000	EUR Call/USD Put, Expires 10/23/07, Strike 1.32	305,940
GBP	13,200,000	GBP Put/USD Call, Expires 06/05/07, Strike 1.92	119,227
JPY	3,766,000,000	JPY Put/USD Call, Expires 04/09/07, Strike 119.65	144,351
JPY	3,766,000,000	JPY Call/USD Put, Expires 04/09/07, Strike 111.75	36,304
		Total Currency Options	1,509,613
		TOTAL OPTIONS PURCHASED (COST $1,687,243)	1,509,613
		MUTUAL FUNDS — 89.96%
		United States — 89.96%
		Affiliated Issuers
	785,988	GMO Emerging Country Debt Fund, Class III	8,433,652
	7,146,525	GMO Short-Duration Collateral Fund	183,379,841

See accompanying notes to the financial statements.
2

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)/ Shares	Description	Value ($)
	United States — continued
5,496	GMO Special Purpose Holding Fund (c)(d)	7,749
2,117,721	GMO World Opportunity Overlay Fund	55,039,560
	Total United States	246,860,802
	TOTAL MUTUAL FUNDS (COST $245,924,583)	246,860,802
	SHORT-TERM INVESTMENTS — 0.52%
	Money Market Funds — 0.52%
1,430,979	Merrimac Cash Series-Premium Class	1,430,979
	TOTAL SHORT-TERM INVESTMENTS (COST $1,430,979)	1,430,979
	TOTAL INVESTMENTS — 99.80% (Cost $273,314,818)	273,879,331
	Other Assets and Liabilities (net) — 0.20%	542,411
	TOTAL NET ASSETS — 100.00%	$274,421,742

See accompanying notes to the financial statements.
3

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward Currency Contracts

Settlement Date	Deliver		In Exchange For		Net Unrealized Appreciation
3/06/2007	USD	17,452,633	NZD	25,300,000	$300,997
3/13/2007	USD	34,583,500	JPY	4,140,000,000	428,698
3/13/2007	JPY	6,050,000,000	USD	51,723,489	558,320
3/20/2007	EUR	18,500,000	NOK	152,791,220	428,916
3/27/2007	USD	14,601,165	AUD	18,700,000	122,911
4/03/2007	USD	9,537,227	CAD	11,200,000	48,073
4/10/2007	SEK	117,292,825	EUR	12,700,000	27,454
5/01/2007	USD	10,810,114	NZD	15,700,000	165,749
					$2,081,118
Settlement Date	Deliver		In Exchange For		Net Unrealized Depreciation
3/06/2007	NZD	25,300,000	USD	17,409,532	$(344,098)
3/20/2007	NOK	45,943,475	EUR	5,500,000	(212,206)
3/27/2007	AUD	13,700,000	USD	10,752,737	(34,421)
4/03/2007	CAD	32,200,000	USD	27,515,150	(42,588)
4/10/2007	EUR	3,700,000	SEK	33,546,328	(97,640)
4/17/2007	USD	33,863,776	GBP	17,200,000	(82,546)
4/24/2007	CHF	29,200,000	USD	23,530,346	(538,060)
5/08/2007	EUR	22,900,000	USD	30,192,002	(196,278)
					$(1,547,837)

See accompanying notes to the financial statements.
4

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
187	Australian Government Bond 10 Yr.	March 2007	$15,072,773	$78,459
297	Australian Government Bond 3 Yr.	March 2007	23,467,298	46,787
582	Euro BOBL	March 2007	84,004,591	(540,228)
1,196	Euro Bund	March 2007	183,928,658	(2,281,044)
138	UK Gilt Long Bond	June 2007	29,620,639	262,507
				$(2,433,519)
Sales
182	Canadian Government Bond 10 Yr.	June 2007	$17,733,174	$(113,149)
400	Federal Fund 30 day	March 2007	157,937,634	(9,534)
53	Japanese Government Bond 10 Yr. (TSE)	March 2007	60,434,592	(419,932)
108	U.S. Long Bond (CBT)	June 2007	12,197,250	(288,091)
144	U.S. Treasury Note 10 Yr.	June 2007	15,637,500	(247,748)
279	U.S. Treasury Note 2 Yr. (CBT)	June 2007	57,181,922	(325,305)
67	U.S. Treasury Note 5 Yr.	June 2007	7,098,859	(82,078)
				$(1,485,837)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
52,000,000	SEK	3/21/2009	Deutsche Bank AG	Receive	3.90%	3 month SEK STIBOR	$(6,156)
74,800,000	SEK	3/21/2009	JP Morgan Chase Bank	Receive	3.90%	3 month SEK STIBOR	(8,856)
41,600,000	SEK	3/21/2012	Citigroup	Receive	4.10%	3 month SEK STIBOR	(17,169)
60,000,000	SEK	3/21/2012	Deutsche Bank AG	Receive	4.10%	3 month SEK STIBOR	(24,764)
91,800,000	SEK	3/21/2012	JP Morgan Chase Bank	Receive	4.10%	3 month SEK STIBOR	(37,888)
8,000,000	CHF	3/21/2012	Deutsche Bank AG	(Pay)	2.70%	6 month CHF LIBOR	1,655

See accompanying notes to the financial statements.
5

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
2,500,000	CHF	3/21/2012	JP Morgan	(Pay)	2.70%	6 month CHF LIBOR
				Chase Bank			$517
4,300,000	CHF	3/21/2012	Merrill Lynch	(Pay)	2.70%	6 month CHF LIBOR	889
1,700,000	CHF	3/21/2014	Citigroup	(Pay)	2.85%	6 month CHF LIBOR	(6,867)
3,600,000	CHF	3/21/2014	Deutsche Bank AG	(Pay)	2.85%	6 month CHF LIBOR	(14,541)
2,200,000	CHF	3/21/2014	JP Morgan Chase Bank	(Pay)	2.85%	6 month CHF LIBOR	(8,886)
56,500,000	SEK	3/21/2017	Deutsche Bank AG	Receive	4.30%	3 month SEK STIBOR	20,502
24,000,000	SEK	3/21/2017	JP Morgan Chase Bank	Receive	4.30%	3 month SEK STIBOR	8,709
900,000	CHF	3/21/2017	Citigroup	(Pay)	3.00%	6 month CHF LIBOR	(8,872)
4,100,000	CHF	3/21/2017	JP Morgan Chase Bank	(Pay)	3.00%	6 month CHF LIBOR	(40,416)
2,100,000	CHF	3/21/2017	Merrill Lynch	(Pay)	3.00%	6 month CHF LIBOR	(20,701)
					Premiums to (Pay) Receive	$260,929	$(162,844)

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

STIBOR - Stockholm Interbank Offered Rate

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

(c)  Bankrupt issuer.

(d)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar CAD - Canadian Dollar CHF - Swiss Franc EUR - Euro GBP - British Pound	JPY - Japanese Yen NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona USD - United States Dollar

See accompanying notes to the financial statements.
6

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $27,390,235) (Note 2)	$27,018,529
Investments in affiliated issuers, at value (cost $245,924,583) (Notes 2 and 8)	246,860,802
Interest receivable	168,880
Unrealized appreciation on open forward currency contracts (Note 2)	2,081,118
Receivable for variation margin on open futures contracts (Note 2)	405,400
Receivable for open swap contracts (Note 2)	32,272
Receivable for expenses reimbursed by Manager (Note 3)	11,564
Total assets	276,578,565
Liabilities:
Payable for investments purchased	200,000
Payable for Fund shares repurchased	15,359
Foreign currency due to custodian	1,594
Payable to affiliate for (Note 3):
Management fee	52,241
Shareholder service fee	31,345
Trustees and Chief Compliance Officer of GMO Trust fees	322
Unrealized depreciation on open forward currency contracts (Note 2)	1,547,837
Payable for open swap contracts (Note 2)	195,116
Accrued expenses	113,009
Total liabilities	2,156,823
Net assets	$274,421,742
Net assets consist of:
Paid-in capital	$278,511,844
Accumulated net investment loss	(19,300,442)
Accumulated net realized gain	17,933,888
Net unrealized depreciation	(2,723,548)
$274,421,742
Net assets attributable to:
Class III shares	$274,421,742
Shares outstanding:
Class III	29,812,143
Net asset value per share:
Class III	$9.21

See accompanying notes to the financial statements.
7

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$12,177,248
Interest	1,020,717
Total investment income	13,197,965
Expenses:
Management fee (Note 3)	1,423,571
Shareholder service fee – Class III (Note 3)	854,142
Custodian, fund accounting agent and transfer agent fees	221,559
Audit and tax fees	71,884
Legal fees	24,724
Trustees fees and related expenses (Note 3)	10,101
Registration fees	1,288
Miscellaneous	7,807
Total expenses	2,615,076
Fees and expenses reimbursed by Manager (Note 3)	(317,016)
Indirectly incurred fees waived or borne by Manager (Note 3)	(72,256)
Shareholder service fee waived (Note 3)	(26,101)
Net expenses	2,199,703
Net investment income (loss)	10,998,262
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	16,424,123
Realized gains distributions from affiliated issuers (Note 8)	1,099,541
Closed futures contracts	(17,614,630)
Closed swap contracts	(2,310,684)
Foreign currency, forward contracts and foreign currency related transactions	8,208,224
Net realized gain (loss)	5,806,574
Change in net unrealized appreciation (depreciation) on:
Investments	(4,580,818)
Open futures contracts	805,536
Open swap contracts	(577,220)
Foreign currency, forward contracts and foreign currency related transactions	(1,606,838)
Net unrealized gain (loss)	(5,959,340)
Net realized and unrealized gain (loss)	(152,766)
Net increase (decrease) in net assets resulting from operations	$10,845,496

See accompanying notes to the financial statements.
8

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$10,998,262	$20,505,017
Net realized gain (loss)	5,806,574	46,367,143
Change in net unrealized appreciation (depreciation)	(5,959,340)	(3,585,183)
Net increase (decrease) in net assets from operations	10,845,496	63,286,977
Distributions to shareholders from:
Net investment income
Class III	—	(105,683,069)
Net realized gains
Class III	(6,799,302)	(12,456,548)
Return of capital
Class III	(239,876)	—
	(7,039,178)	(118,139,617)
Net share transactions (Note 7):
Class III	(683,279,021)	(6,261,661)
Total increase (decrease) in net assets	(679,472,703)	(61,114,301)
Net assets:
Beginning of period	953,894,445	1,015,008,746
End of period (including accumulated net investment loss of $19,300,442 and distributions in excess of net investment income of $21,395,014, respectively)	$274,421,742	$953,894,445

See accompanying notes to the financial statements.
9

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006		2005	2004	2003
Net asset value, beginning of period	$9.04	$9.59		$9.16	$8.85	$9.04
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.17	0.18		0.14	0.06	0.09
Net realized and unrealized gain (loss)	0.15	0.39		0.44	0.76	0.32
Total from investment operations	0.32	0.57		0.58	0.82	0.41
Less distributions to shareholders:
From net investment income	—	(1.00	)(d)	(0.15)	(0.51)	(0.60)
From net realized gains	(0.14)	(0.12)		—	—	—
Return of capital	(0.01)	—		—	—	—
Total distributions	(0.15)	(1.12)		(0.15)	(0.51)	(0.60)
Net asset value, end of period	$9.21	$9.04		$9.59	$9.16	$8.85
Total Return(b)	3.58%	6.01%		6.35%	9.53%	4.81%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$274,422	$953,894		$1,015,009	$222,872	$20,219
Net expenses to average daily net assets(c)	0.39%	0.39%		0.39%	0.38%	0.40%
Net investment income to average daily net assets(a)	1.93%	1.91%		1.51%	0.68%	0.97%
Portfolio turnover rate	25%	49%		44%	36%	66%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.06%		0.09%	0.24%	0.51%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  Distributions from net investment income include amounts (approximately $0.49 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
10

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Currency Hedged International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan). The Fund typically invests in fixed income securities included in the JPMorgan Non-U.S. Government Bond Index (Hedged) (ex-Japan) and in securities with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. The Fund may invest in or use investment-grade bonds denominated in various currencies; shares of GMO Short-Duration Collateral Fund; shares of GMO World Opportunity Overlay Fund; futures contracts, currency forwards, swap contracts, and other types of derivatives; and sovereign debt of emerging countries, primarily through investment in shares of GMO Emerging Country Debt Fund (limited to 5% of the Fund's total assets). GMO generally attempts to hedge at least 75% of the Fund's net foreign currency exposure back to the U.S. dollar.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). Shares of GMO Special Purpose Holding Fund, GMO World Opportunity Overlay Fund and GMO Short-Duration Collateral Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market

11

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 30.09% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), a holding of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 28, 2007, the Fund indirectly received $72,909 in conjunction with a settlement agreement related to the default of those asset-backed securities. In addition, the Fund also indirectly received $190,802 from other defendants for litigation proceeds.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on

12

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to

13

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. There were no loan agreements outstanding at the end of the period.

14

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their

15

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2007, the Fund did not participate in securities lending.

16

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $596,003 and $110,053,914, respectively, long-term capital gains – $6,203,299 and $8,085,703, respectively and return of capital – $239,876 and $0, respectively.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $1,192,006, expiring in 2009. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$273,791,888	$1,751,321	$(1,663,878)	$87,443

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and derivative contract transactions. The financial highlights exclude these adjustments.

Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
$(8,903,690)	$14,290,648	$(5,386,958)

17

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact,

18

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's CCO (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

19

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.015%	0.005%	0.019%	0.039%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $6,979 and $3,031, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration is paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $140,750,320 and $829,283,566, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 95.48% of the outstanding shares of the Fund were held by five shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

20

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, less than 0.01% of the Fund's shares were held by one related party comprised of a certain GMO employee account, and 82.92% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,950,878	$35,845,055	28,576,178	$279,566,401
Shares issued to shareholders in reinvestment of distributions	760,271	6,974,406	11,745,209	108,299,908
Shares repurchased	(80,460,422)	(726,098,482)	(40,553,773)	(394,127,970)
Net increase (decrease)	(75,749,273)	$(683,279,021)	(232,386)	$(6,261,661)

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$29,019,205	$2,170,441	$22,300,000	$734,612	$835,830	$8,433,652
GMO Short-Duration Collateral Fund	701,705,018	124,342,636	653,550,000	11,442,636	—	183,379,841
GMO Special Purpose Holding Fund	45,229	—	—	—	263,711	7,749
GMO World Opportunity Overlay Fund	191,497,233	12,550,000	152,500,000	—	—	55,039,560
Totals	$922,266,685	$139,063,077	$828,350,000	$12,177,248	$1,099,541	$246,860,802

21

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

22

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$1,023.30	$2.16
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

23

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $6,203,299 from long-term capital gains.

24

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited):

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 3.41% of distributions to shareholders declared from net realized gains during the Fund's fiscal year were reclassified to distributions from return of capital and are reflected as such in the Statement of Changes in Net Assets.

25

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

26

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

27

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

GMO Emerging Countries Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Countries Fund returned +16.2% for the fiscal year ended February 28, 2007, as compared to +20.3% for the S&P/IFC Investable Composite Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in emerging markets equities throughout the fiscal year.

Country selection detracted 2.6% from performance during the period. The Fund's underweight in Egypt contributed to performance. The Fund's underweight in India and Peru and overweights in Brazil and Korea detracted from performance.

Stock selection detracted 1.5% during the fiscal year. Stock selection was successful in Russia and Mexico. Stock selection in Brazil, India, Korea, and Taiwan detracted from performance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class M shares will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	89.91%
Preferred Stocks	8.51
Short-Term Investments	1.11
Rights and Warrants	0.00
Other	0.47
100.00%
Country Summary	% of Equity Investments
Taiwan	18.86%
South Korea	18.76
China	12.00
Brazil	10.08
Russia	7.91
South Africa	6.63
Mexico	5.98
Malaysia	4.29
India	3.61
Thailand	2.48
Poland	2.16
Israel	1.89
Philippines	1.49
Chile	1.31
Indonesia	1.05
Turkey	0.87
Hungary	0.52
Argentina	0.11
100.00%

1

GMO Emerging Countries Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	22.68%
Information Technology	16.48
Materials	14.79
Energy	14.57
Telecommunication Services	12.40
Industrials	5.85
Consumer Discretionary	5.48
Utilities	3.86
Consumer Staples	3.26
Health Care	0.63
100.00%

2

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 89.91%
	Argentina — 0.11%
6,300	Telecom Argentina SA ADR *	135,701
6,165	Tenaris SA ADR	279,953
	Total Argentina	415,654
	Brazil — 3.26%
7,254,595	Aes Tiete SA	225,797
12,900	Arcelor Brasil SA	295,048
73,780	Banco do Brasil SA	2,386,847
9,354,828	Companhia Saneamento Basico SAO PA	1,250,737
31,138	Companhia Siderurgica Nacional SA	1,088,105
92,000	Companhia Vale do Rio Doce	3,145,918
698,700	Compania de Bebidas das Americas	322,908
13,200	Cosan SA Industria e Comercio *	244,142
52,700	Cyrela Brazil Realty SA	489,597
5,437,200	Electrobras (Centro)	115,385
9,600	Natura Cosmeticos SA	121,918
26,100	Petroleo Brasileiro SA (Petrobras)	588,958
11,800	Petroleo Brasileiro SA (Petrobras) ADR	1,066,720
37,023	Souza Cruz SA (Registered)	672,193
	Total Brazil	12,014,273
	Chile — 1.29%
18,277	Banco De Chile ADR	844,397
14,500	Banco Santander Chile SA ADR	690,200
16,200	Compania Cervecerias Unidas ADR	478,710
37,300	Compania de Telecommunicaciones de Chile ADR	317,050
5,000	Empresa Nacional de Electricidad SA ADR	194,000
62,060	Enersis SA ADR	971,239
18,440	Lan Airlines SA	1,257,239
	Total Chile	4,752,835

See accompanying notes to the financial statements.
3

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	China — 11.81%
2,600	Baidu.com Inc ADR *	277,420
1,388,000	Bank of Communications Co Ltd	1,396,456
5,114,000	China Construction Bank Class H	2,870,857
396,964	China International Marine Containers Co Ltd Class B	854,105
874,000	China Life Insurance Co Ltd Class H	2,314,361
34,000	China Memgniu Dairy Co	93,652
1,304,500	China Merchants Bank *	2,651,526
120,000	China Merchants Holdings International Co Ltd	467,346
767,964	China Mobile Ltd	7,129,297
3,872	China Mobile Ltd ADR	179,777
280,600	China Netcom Group	662,497
5,225,883	China Petroleum & Chemical Corp Class H	4,160,908
306,000	China Resources Enterprise Ltd	905,052
651,900	China Resources Power Holdings Co	917,057
31,600	China Telecom Corp Ltd ADR	1,447,280
1,743,400	China Telecom Corp Ltd Class H	802,058
350,000	China Unicom	441,892
1,056,000	CITIC International Financial Holdings Ltd	832,622
4,190,000	CNOOC Ltd	3,364,817
882,000	CNPC Hong Kong Ltd	420,195
312,000	Cosco Pacific Ltd	836,478
3,276,890	Denway Motors Ltd	1,299,264
363,586	Fountain Set Holdings Ltd	122,399
1,166,100	Guangdong Investments Ltd	612,497
1,230,000	Huaneng Power International Inc Class H	1,072,129
271,000	Kingboard Chemical Holdings Ltd	1,139,012
158,000	Nine Dragons Paper Holdings	327,573
3,441,553	PetroChina Co Ltd Class H	4,004,324
112,000	Ping An Insurance (Group) Co of China Ltd	506,927
664,000	Semiconductor Manufacturing International Corp *	90,060
190,000	Shanghai Electric Group Co Ltd Class H	88,500
300,000	Shanghai Industrial Holdings Ltd	700,939
700,000	Sinofert Holdings Ltd	371,386
52,000	Tencent Holdings Ltd	178,880
	Total China	43,539,543

See accompanying notes to the financial statements.
4

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Hungary — 0.51%
900	Gedeon Richter Right	174,896
5,900	MOL Magyar Olaj es Gazipari Rt (New Shares)	632,420
25,100	OTP Bank	1,069,529
	Total Hungary	1,876,845
	India — 3.55%
3,900	BF Utilities Ltd *	161,738
20,500	Bharat Petroleum Corp Ltd	144,093
53,200	Bharti Televentures *	863,421
43,800	Canara Bank Ltd	206,035
18,000	Dr Reddy's Laboratories Ltd	273,043
78,100	GAIL India Ltd	498,810
3,200	Grasim Industries Ltd	159,773
15,600	HDFC Bank	332,925
6,600	Hero Honda Motors Ltd	100,994
21,250	Hindalco Industries Ltd *	41,852
48,800	Hindalco Industries Ltd GDR 144A	153,277
12,000	Hindalco Industries Ltd GDR 144A (Registered Shares) (London International Exchange)	39,000
32,700	Hindalco Industries Ltd GDR 144A (Registered Shares) (Luxembourg Exchange)	106,275
8,400	Hindustan Zinc Ltd	120,439
95,931	ICICI Bank Ltd	1,795,213
2,100	ICICI Bank Ltd ADR	80,493
29,600	Indian Oil Corp Ltd	276,304
20,600	Infosys Technologies Inc	968,336
46,006	Mahindra & Mahindra Ltd	842,771
87,750	Oil & Natural Gas Corp Ltd	1,561,430
16,200	Reliance Capital Ltd	227,945
69,100	Reliance Communications Ltd *	636,476
13,877	Reliance Energy Ltd	150,236
2,198	Reliance Industries Ltd	67,123
62	Satyam Computer Services Ltd	581
11,500	Satyam Computer Services Ltd ADR	247,940
8,100	State Bank of India	190,549

See accompanying notes to the financial statements.
5

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	India — continued
17,494	State Bank of India Ltd GDR	1,021,111
227,300	Steel Authority of India	558,129
29,100	Sterlite Industries Ltd	308,738
10,000	Tata Consultancy Services Ltd	269,412
69,200	Tata Iron & Steel Co Ltd	691,519
	Total India	13,095,981
	Indonesia — 1.04%
549,000	Astra International Tbk PT	846,253
719,000	Bank Rakyat Indonesia	374,778
126,500	Gudang Garam Tbk PT	150,680
719,500	Indosat Tbk PT	464,698
7,008,620	Matahari Putra Prima Tbk PT	538,125
1,464,224	Telekomunikasi Indonesia Tbk PT	1,449,296
	Total Indonesia	3,823,830
	Israel — 1.86%
5,100	Africa Israel Investment Ltd	451,384
396,400	Bank Hapoalim B.M.	1,834,441
224,800	Bank Leumi Le	806,961
161,800	Bezeq Israeli Telecommunications Corp Ltd	251,638
34,900	Check Point Software Technologies Ltd *	788,042
125,200	Israel Chemicals Ltd	768,617
400	Teva Pharmaceutical Industries	14,245
36,400	Teva Pharmaceutical Industries ADR	1,294,384
1,225	The Israel Corp Ltd	643,950
	Total Israel	6,853,662
	Malaysia — 4.22%
532,600	Bumiputra-Commerce Holdings Berhad	1,423,561
65,700	Digi.Com Berhad	319,049
272,000	Genting Berhad	2,758,094
291,500	Hong Leong Bank Berhad	512,293
247,600	IOI Corp Berhad	1,365,186

See accompanying notes to the financial statements.
6

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Malaysia — continued
175,050	Kuala Lumpur Kepong Berhad	524,895
278,090	Malakoff Berhad	801,793
338,900	Malayan Banking Berhad	1,210,781
263,078	Maxis Communications Berhad	879,047
203,000	MISC Berhad	521,692
185,600	MISC Berhad (Foreign Registered)	493,056
111,700	Proton Holdings Berhad	229,953
587,385	Public Bank Berhad	1,478,289
193,900	Resorts World Berhad	830,775
280,890	Sime Darby Berhad	625,768
121,900	Telekom Malaysia Berhad	351,634
361,300	Tenaga Nasional Berhad	1,238,218
	Total Malaysia	15,564,084
	Mexico — 5.89%
234,000	Alfa SA de CV Class A	1,498,630
44,900	America Movil SA de CV Class L ADR	1,966,620
765,136	Cemex SA de CV CPO *	2,606,378
34,500	Fomento Economico Mexicano SA de CV	381,922
768,211	Grupo Financiero Banorte SA de CV	2,979,482
786,840	Grupo Mexico SA Class B	3,411,176
73,800	Grupo Modelo SA de CV Class C	374,480
160,800	Grupo Televisa SA (Participating Certificates)	877,154
303,300	Organizacion Soriana SA de CV Class B	866,905
179,000	Telefonos de Mexico SA de CV Class L ADR	5,198,160
401,498	Wal-Mart de Mexico SA de CV Class V	1,546,409
	Total Mexico	21,707,316
	Philippines — 1.47%
41,400	Ayala Corp	479,615
4,138,254	Ayala Land Inc	1,314,026
302,900	Bank of the Philippine Islands	388,096
134,400	Equitable PCI Bank *	279,717
41,280	Philippine Long Distance Telephone	2,006,789
19,300	Philippine Long Distance Telephone ADR	945,700
	Total Philippines	5,413,943

See accompanying notes to the financial statements.
7

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Poland — 2.13%
600	Bank BPH	184,388
6,100	Bank Handlowy W Warszawie	183,814
11,600	Bank Pekao SA	901,458
57,400	Big Bank Gdanski SA	190,521
42,100	KGHM Polska Miedz SA	1,281,667
107,300	Polski Koncern Naftowy Orlen SA	1,592,537
323,900	Polskie Gornictwo Naftowe	420,372
74,400	Powszechna Kasa Oszczednosci Bank Polski SA	1,122,552
258,600	Telekomunikacja Polska SA	1,975,458
	Total Poland	7,852,767
	Russia — 7.78%
4,500	Gazprom Neft ADR	95,625
6,600	JSC Mining & Smelting Co ADR	1,171,500
110,000	Lukoil ADR	8,690,000
4,100	Lukoil ADR 144A	323,900
64,100	Mobile Telesystems ADR	3,288,330
185,344	OAO Gazprom ADR	7,547,208
4,217	Oao Mechel ADR	132,414
1,540	Sberbank RF	5,775,000
1,600	Surgutneftegaz ADR	94,800
1,000	Unified Energy Systems ADR	117,250
6,600	Unified Energy Systems GDR	783,420
8,500	Vimpel-Communications ADR *	683,910
	Total Russia	28,703,357
	South Africa — 6.52%
53,952	ABSA Group Ltd	1,023,726
23,000	AECI Ltd	225,257
20,000	African Bank Investments Ltd	76,503
10,900	Anglo American Platinum Corp	1,559,020
24,500	Barloworld Ltd	588,136
40,000	Bidvest Group Ltd	781,407
124,700	Edgars Consolidated Stores Ltd	764,846
389,800	FirstRand Ltd	1,292,923

See accompanying notes to the financial statements.
8

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	South Africa — continued
56,800	Foschini Ltd	513,126
20,800	Imperial Holdings Ltd *	472,564
33,900	Investec Ltd	401,692
131,567	Mittal Steel South Africa Ltd	1,976,442
69,900	MTN Group Ltd	851,343
27,100	Naspers Ltd Class N	641,994
15,663	Nedbank Group Ltd	292,091
120,200	Network Healthcare Holdings *	234,453
2,600	Pretoria Portland Cement Co Ltd	151,458
143,507	Remgro Ltd	3,420,532
20,100	Reunert Ltd	214,079
33,400	RMB Holdings Ltd	158,579
273,200	Sanlam Ltd	716,249
35,900	Sappi Ltd	509,879
60,700	Sasol Ltd	1,950,130
172,100	Standard Bank Group Ltd	2,395,725
90,300	Steinhoff International Holdings	325,889
42,400	Telkom SA Ltd	956,875
38,124	Tiger Brands Ltd	921,339
227,450	Woolworths Holdings	640,440
	Total South Africa	24,056,697
	South Korea — 16.62%
16,870	Cheil Industries Inc	695,814
9,000	Daelim Industrial Co Ltd	772,636
59,260	Daewoo Engineering & Construction Co Ltd	1,206,622
1,500	GS Engineering & Construction Corp	137,794
18,750	GS Holdings Corp	643,198
21,581	Hana Financial Group Inc	1,148,944
49,000	Hanjin Heavy Industry & Construction	1,538,363
101,200	Hynix Semiconductor Inc *	3,361,755
22,800	Hyundai Engineering & Construction *	1,251,692
9,115	Hyundai Mipo Dockyard	1,486,425
33,200	Hyundai Mobis	2,769,738
7,340	Hyundai Motor Co	538,978

See accompanying notes to the financial statements.
9

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	South Korea — continued
25,730	Hyundai Steel Co	908,053
33,800	Industrial Bank of Korea	673,668
5,100	Kangwon Land Inc	97,474
1,400	KCC Corporation	380,039
8,400	Kookmin Bank	754,462
800	Kookmin Bank ADR *	71,472
68,600	Korea Electric Power Corp	2,866,792
25,900	Korea Exchange Bank	373,775
6,200	Korea Gas Corp	242,538
18,446	Korean Air Lines Co Ltd	656,789
4,500	KT Corp	201,565
72,300	KT Corp ADR *	1,625,304
11,000	KT Freetel Co Ltd	302,014
27,200	KT&G Corp	1,643,453
14,500	KT&G Corp GDR 144A *	431,085
21,800	LG Card Co Ltd *	1,439,606
8,600	LG Chemicals Ltd	399,412
6,300	LG Corp	208,419
15,300	LG Electronics Inc	972,478
635	Lotte Shopping Co Ltd	229,715
27,900	POSCO	10,471,399
11,800	Samsung Electronics Co Ltd	7,126,911
1,900	Samsung Fire & Marine Insurance	335,968
10,300	Samsung Heavy Industries Co Ltd	253,281
14,500	Samsung SDI Co Ltd	975,336
86,173	Shinhan Financial Group Co Ltd	4,860,310
45,746	SK Corp	3,893,647
18,800	SK Networks Co Ltd *	587,945
63,600	SK Telecom Co Ltd ADR	1,450,080
2,100	S-Oil Corp	152,116
44,900	Woori Finance Holdings Co Ltd *	1,140,031
	Total South Korea	61,277,096

See accompanying notes to the financial statements.
10

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Taiwan — 18.56%
296,636	Acer Inc	551,554
120,000	Advanced Semiconductor Engineering Inc *	138,347
612,137	Asustek Computer Inc	1,590,841
201,040	AU Optronics Corp	282,893
81,146	Catcher Technology Co	787,954
431,865	Cathay Financial Holding Co Ltd	923,103
484,000	Chang Hwa Commercial Bank *	313,732
379,648	Chi Mei Optoelectronics Corp	374,108
4,580,718	China Development Financial Holding Corp	2,072,737
3,664,100	China Steel Corp	4,019,445
770,604	Chinatrust Financial Holding Co Ltd	602,540
1,333,600	Chunghwa Telecom Co Ltd	2,477,473
20,171	Chunghwa Telecom Co Ltd ADR	389,099
682,771	Compal Electronics Inc	586,818
73,000	Delta Electronics Inc	232,933
1,271,601	Far Eastern Textile Co Ltd	1,064,861
283,000	Far Eastone Telecommunications Co Ltd	322,788
834,575	First Financial Holding Co Ltd	603,624
1,028,039	Formosa Chemicals & Fibre Co	1,984,368
178,000	Formosa Petrochemical Corp	366,773
1,345,178	Formosa Plastics Corp	2,365,354
154,800	Foxconn Technology Co Ltd	1,662,688
85,000	High Tech Computer Corp	1,208,848
1,533,298	Hon Hai Precision Industry Co Ltd	10,303,483
492,000	Hua Nan Financial Holdings Co Ltd	370,657
57,000	Innolux Display Corp *	157,651
360,000	Inotera Memories Inc	396,567
766,208	Inventec Co Ltd	596,247
447,571	Lite-On Technology Corp	636,750
409,080	MediaTek Inc	4,407,800
2,568,000	Mega Financial Holdings Co Ltd	1,698,481
1,331,417	Nan Ya Plastics Corp	2,234,582
912,000	Nanya Technology Corp	694,462
3,993,168	Powerchip Semiconductor Corp	2,527,294

See accompanying notes to the financial statements.
11

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Taiwan — continued
2,595,000	Promos Technologies Inc *	971,806
450,465	Quanta Computer Inc	752,735
2,142,477	Shin Kong Financial Holdings	2,091,422
766,757	Siliconware Precision Industries Co	1,347,684
914,960	Sinopac Holdings Co	455,411
2,821,000	Taishin Financial Holdings Co Ltd *	1,468,076
1,617,000	Taiwan Cellular Corp	1,543,084
742,005	Taiwan Cement Corp	608,115
404,000	Taiwan Cooperative Bank	291,869
3,329,953	Taiwan Semiconductor Manufacturing Co Ltd	6,804,665
48,443	Taiwan Semiconductor Manufacturing Co Ltd ADR	537,717
1,606,000	Uni-President Enterprises Corp	1,539,055
388,498	United Microelectronics Corp	230,777
1,291,687	Walsin Lihwa Corp *	651,061
285,716	Wan Hai Lines Ltd	185,613
	Total Taiwan	68,425,945
	Thailand — 2.44%
41,800	Advanced Info Service Pcl NVDR (a)	89,625
246,100	Advanced Info Service Pcl (Foreign Registered) (a)	538,518
413,100	Airports of Thailand Pcl (Foreign Registered) (a)	734,024
15,200	Airports of Thailand Pcl NVDR (a)	27,008
235,300	Bangkok Bank Pcl NVDR (a)	753,860
261,300	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	276,363
305,600	Kasikornbank Pcl (Foreign Registered) (a)	592,852
238,000	Kasikornbank Pcl NVDR (a)	447,720
1,245,000	Krung Thai Bank Pcl (Foreign Registered) (a)	424,226
40,200	PTT Exploration & Production Pcl (Foreign Registered) (a)	115,668
312,902	PTT Pcl (Foreign Registered) (a)	1,910,951
201,699	Siam Cement Pcl (Foreign Registered) NVDR (a)	1,375,000
538,000	Siam Commercial Bank Pcl (Foreign Registered) (a)	1,043,586
269,400	Thai Airways International Pcl (Foreign Registered) (a)	334,303
195,000	Thai Oil Pcl (Foreign Registered) (a)	320,521
	Total Thailand	8,984,225

See accompanying notes to the financial statements.
12

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Turkey — 0.85%
96,999	Akbank TAS	647,195
57,074	Tupras-Turkiye Petrol Rafineriler AS	1,113,743
57,257	Turkcell Iletisim Hizmet AS	290,131
248,900	Turkiye Garanti Bankasi Class C	962,290
29,100	Turkiye IS Bankasi Class C	139,931
	Total Turkey	3,153,290
	TOTAL COMMON STOCKS (COST $257,455,781)	331,511,343
	PREFERRED STOCKS — 8.51%
	Brazil — 6.67%
57,400	Aracruz Class B (Registered) 1.37%	306,151
16,332	Banco Bradesco SA 3.42% *	601,523
43,500	Banco Itau Holding Financeira SA 2.62%	1,493,216
10,000	Bradespar SA Preferred 3.39%	282,481
34,315,100	Brasil Telecom SA Preferred 10.66%	162,958
42,700	Braskem SA Class A 1.13%	277,485
268,600	Companhia de Bebidas das Americas 2.67%	130,468
37,341,400	Companhia Energetica de Minas Gerais 0.46%	1,778,405
137,478	Companhia Vale do Rio Doce Class A 0.02%	4,049,458
9,100	Empresa Brasileira de Aeronautica SA ADR 0.80%	412,685
29,300	Gerdau Metalurgica SA 5.33%	643,204
104,004	Gerdau SA 3.94%	1,775,989
484,077	Itausa-Investimentos Itau SA 4.06%	2,600,159
77,100	Net Servicos de Comunicacoa SA *	981,702
350,512	Petroleo Brasileiro SA (Petrobras) 0.89%	7,087,930
15,900	Suzano Bahia Sul Papel e Celulose SA 1.73%	162,712
5,400	Tam SA 0.34% *	158,651
70,300	Tele Norte Leste Participacs SA 5.60%	915,011
17,400	Telemar Norte Leste SA 1.26%	345,456
41,100	Vivo Participacoes SA 0.24% *	153,120
14,300	Votorantim Celulose e Papel SA 4.48%	259,565
	Total Brazil	24,578,329

See accompanying notes to the financial statements.
13

GMO Emerging Countries Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares/ Par Value ($)	Description	Value ($)
	South Korea — 1.84%
10,400	Hyundai Motor Co 2.76%	422,083
13,460	Samsung Electronics Co Ltd (Non Voting) 1.27%	6,231,245
3,000	Samsung SDI Co Ltd 1.56%	133,374
	Total South Korea	6,786,702
	TOTAL PREFERRED STOCKS (COST $17,679,451)	31,365,031
	RIGHTS AND WARRANTS — 0.00%
	Thailand — 0.00%
116,526	True Corp Pcl Warrants, Expires 04/03/08 * (a)	—
	TOTAL RIGHTS AND WARRANTS (COST $0)	—
	SHORT-TERM INVESTMENTS — 1.11%
4,100,000	Societe Generale Time Deposit, 5.33%, due 03/01/07	4,100,000
	TOTAL SHORT-TERM INVESTMENTS (COST $4,100,000)	4,100,000
	TOTAL INVESTMENTS — 99.53% (Cost $279,235,232)	366,976,374
	Other Assets and Liabilities (net) — 0.47%	1,715,386
	TOTAL NET ASSETS — 100.00%	$368,691,760

See accompanying notes to the financial statements.
14

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

As of February 28, 2007, 70.92% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
15

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value (cost $279,235,232) (Note 2)	$366,976,374
Cash	56,917
Foreign currency, at value (cost $1,387,452) (Note 2)	1,381,466
Receivable for investments sold	12,454
Receivable for Fund shares sold	39,268
Dividends and interest receivable	1,330,090
Foreign taxes receivable	237,457
Total assets	370,034,026
Liabilities:
Payable for investments purchased	12,469
Payable for Fund shares repurchased	769,735
Accrued capital gain and repatriation taxes payable (Note 2)	3,623
Payable to affiliate for (Note 3):
Management fee	191,578
Shareholder service fee	40,713
Administration fee - Class M	4,665
Trustees and Chief Compliance Officer of GMO Trust fees	1,020
Payable for 12b-1 fee - Class M	12,149
Accrued expenses	306,314
Total liabilities	1,342,266
Net assets	$368,691,760
Net assets consist of:
Paid-in capital	$232,034,018
Distributions in excess of net investment income	(1,208,158)
Accumulated net realized gain	50,135,990
Net unrealized appreciation	87,729,910
$368,691,760
Net assets attributable to:
Class III shares	$339,268,311
Class M shares	$29,423,449
Shares outstanding:
Class III	21,149,718
Class M	1,850,804
Net asset value per share:
Class III	$16.04
Class M	$15.90

See accompanying notes to the financial statements.
16

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends (net of withholding taxes of $1,227,114)	$10,129,815
Interest	526,999
Securities lending income	19,030
Total investment income	10,675,844
Expenses:
Management fee (Note 3)	2,460,805
Shareholder service fee – Class III (Note 3)	510,583
12b-1 fee – Class M (Note 3)	95,492
Administration fee – Class M (Note 3)	76,394
Custodian and fund accounting agent fees	778,710
Transfer agent fees	52,666
Audit and tax fees	97,668
Legal fees	11,357
Trustees fees and related expenses (Note 3)	5,144
Registration fees	25,943
Miscellaneous	10,600
Total expenses	4,125,362
Net investment income (loss)	6,550,482
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $55,886) (Note 2)	122,590,059
Closed swap contracts	2,909,955
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $9,481) (Note 2)	(525,306)
Net realized gain (loss)	124,974,708
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains tax accrual of ($65,555)) (Note 2)	(76,176,150)
Open swap contracts	(291,054)
Foreign currency, forward contracts and foreign currency related transactions	(74,587)
Net unrealized gain (loss)	(76,541,791)
Net realized and unrealized gain (loss)	48,432,917
Net increase (decrease) in net assets resulting from operations	$54,983,399

See accompanying notes to the financial statements.
17

GMO Emerging Countries Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$6,550,482	$5,753,569
Net realized gain (loss)	124,974,708	56,908,752
Change in net unrealized appreciation (depreciation)	(76,541,791)	53,398,988
Net increase (decrease) in net assets from operations	54,983,399	116,061,309
Distributions to shareholders from:
Net investment income
Class III	(6,274,494)	(6,104,851)
Class M	(451,963)	(951,842)
Total distributions from net investment income	(6,726,457)	(7,056,693)
Net realized gains
Class III	(97,439,141)	(31,132,069)
Class M	(9,313,319)	(6,343,672)
Total distributions from net realized gains	(106,752,460)	(37,475,741)
	(113,478,917)	(44,532,434)
Net share transactions (Note 7):
Class III	46,234,476	37,400,362
Class M	(22,200,886)	(23,889,400)
Increase (decrease) in net assets resulting from net share transactions	24,033,590	13,510,962
Total increase (decrease) in net assets	(34,461,928)	85,039,837
Net assets:
Beginning of period	403,153,688	318,113,851
End of period (including distributions in excess of net investment income of $1,208,158 and $1,446,929, respectively)	$368,691,760	$403,153,688

See accompanying notes to the financial statements.
18

GMO Emerging Countries Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006		2005		2004		2003
Net asset value, beginning of period	$19.20	$15.99		$14.99		$8.54		$9.65
Income (loss) from investment operations:
Net investment income (loss)	0.32 †	0.28	†	0.30	†	0.18		0.08
Net realized and unrealized gain (loss)	2.50	5.09		3.43		6.71		(1.04)
Total from investment operations	2.82	5.37		3.73		6.89		(0.96)
Less distributions to shareholders:
From net investment income	(0.36)	(0.35)		(0.31)		(0.22)		(0.15)
From net realized gains	(5.62)	(1.81)		(2.42)		(0.22)		—
Total distributions	(5.98)	(2.16)		(2.73)		(0.44)		(0.15)
Net asset value, end of period	$16.04	$19.20		$15.99		$14.99		$8.54
Total Return	16.20%	36.38	%(a)	28.76	%(a)	81.45	%(a)	(10.15	)%(a)(b)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$339,268	$346,018		$249,005		$249,844		$89,042
Net expenses to average daily net assets	1.06%	1.10%		1.10%		1.16%		1.27%
Net investment income to average daily net assets	1.74%	1.68%		2.12%		1.82%		0.78%
Portfolio turnover rate	58%	35%		53%		57%		108%
Fees and expenses reimbursed by the Manager to average daily net assets:	—	0.01%		0.05%		0.06%		0.31%
Purchase premiums and redemption fees consisted of the following per share amounts:	—	—		—		—		$0.00	(c)

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(b)  Calculations exclude purchase premiums and redemption fees which are borne by the shareholder.

(c)  Purchase premiums and redemption fees were less than $0.01 per share. The purchase premium and redemption fee were rescinded effective April 1, 2002.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
19

GMO Emerging Countries Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006		2005		2004		2003(a)
Net asset value, beginning of period	$19.05	$15.87		$14.91		$8.51		$9.85
Income (loss) from investment operations:
Net investment income (loss)	0.30 †	0.27	†	0.26	†	0.11		0.01
Net realized and unrealized gain (loss)	2.44	5.00		3.39		6.71		(1.35)
Total from investment operations	2.74	5.27		3.65		6.82		(1.34)
Less distributions to shareholders:
From net investment income	(0.27)	(0.28)		(0.27)		(0.20)		—
From net realized gains	(5.62)	(1.81)		(2.42)		(0.22)		—
Total distributions	(5.89)	(2.09)		(2.69)		(0.42)		—
Net asset value, end of period	$15.90	$19.05		$15.87		$14.91		$8.51
Total Return	15.89%	35.99	%(b)	28.30	%(b)	80.98	%(b)	(13.60	)%(b)**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$29,423	$57,136		$69,109		$58,346		$579
Net expenses to average daily net assets	1.36%	1.39%		1.40%		1.45%		1.57	%*
Net investment income to average daily net assets	1.63%	1.65%		1.82%		1.27%		0.20	%*
Portfolio turnover rate	58%	35%		53%		57%		108	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	—	0.01%		0.05%		0.06%		0.41	%*

(a)  Period from July 9, 2002 (commencement of operations) through February 28, 2003.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding during the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2003.

See accompanying notes to the financial statements.
20

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Emerging Countries Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the S&P/IFC Investable Composite Index. The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets, which excludes countries that are included in the MSCI EAFE Index.

Throughout the year ended February 28, 2007, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee while Class III shares bear a shareholder service fee (See Note 3). The principal economic difference between the classes of shares is the type and level of fees.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and

21

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation

22

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

23

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there

24

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

The Fund is currently subject to a Taiwanese security transaction tax of 0.3% of the transaction amount on equities and 0.1% of the transaction amount on corporate bonds and mutual fund shares, which must be paid by the Fund upon the sale or transfer of any portfolio securities subject to such tax.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The accrual for capital gains and repatriation taxes is included in net unrealized gain (loss) in the

25

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Statement of Operations. For the year ended February 28, 2007, the Fund incurred $55,886 in capital gains taxes which is included in net realized gain (loss) in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. The CPMF tax has been included in the net realized gain (loss) on investments throughout the year. For the year ended February 28, 2007, the Fund incurred $9,481 in CPMF tax which is included in net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $17,374,220 and $8,983,811, respectively, and long-term capital gains – $96,104,697 and $35,548,623, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $3,892,466 and $47,088,352 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions and passive foreign investment company transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$281,285,570	$91,180,138	$(5,489,334)	$85,690,804

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions and foreign currency transactions. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$414,746	$(414,746)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

26

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Investment risks

Investments in securities of issuers in emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets in emerging countries are typically less liquid than those of developed markets. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

27

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.65% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

Class M shares of the Fund pay GMO an administration fee monthly at an annual rate of 0.20% of average daily Class M net assets for support services provided to Class M shareholders.

Pursuant to a Rule 12b-1 distribution and service plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of certain other services incidental thereto. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net asset value attributable to its Class M shares. This fee may be spent on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees (Class III only), 12b-1 and administration fees (Class M only), fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses and transfer taxes) exceed 1.00% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $3,585 and $2,488 respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

28

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $215,064,201 and $293,486,330, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 17.49% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2007, 0.09% of the Fund's shares were held by eight related parties comprised of certain GMO employee accounts and, 15.45% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,442,762	$27,694,596	4,414,349	$76,364,209
Shares issued to shareholders in reinvestment of distributions	5,918,651	97,273,044	2,108,709	34,716,984
Shares repurchased	(4,234,129)	(78,733,164)	(4,068,752)	(73,680,831)
Net increase (decrease)	3,127,284	$46,234,476	2,454,306	$37,400,362

29

GMO Emerging Countries Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class M:	Shares	Amount	Shares	Amount
Shares sold	917,075	$16,897,698	1,020,576	$16,564,539
Shares issued to shareholders in reinvestment of distributions	598,918	9,765,282	456,256	7,295,513
Shares repurchased	(2,664,680)	(48,863,866)	(2,830,875)	(47,749,452)
Net increase (decrease)	(1,148,687)	$(22,200,886)	(1,354,043)	$(23,889,400)

30

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Countries Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Countries Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

31

GMO Emerging Countries Fund

(A Series of GMO Trust)
Fund Expenses

February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 though February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	1.06%	$1,000.00	$1,147.00	$5.64
2) Hypothetical	1.06%	$1,000.00	$1,019.54	$5.31
Class M
1) Actual	1.36%	$1,000.00	$1,145.60	$7.24
2) Hypothetical	1.36%	$1,000.00	$1,018.05	$6.80

*  Expenses are calculated using each Class's annualized expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

32

GMO Emerging Countries Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

During the year ended February 28, 2007, the Fund paid foreign taxes of $1,283,000 and recognized foreign source income of $11,356,929.

The Fund's distributions to shareholders include $96,104,697 from long-term capital gains.

For taxable, non-corporate shareholders, 21.03% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $10,647,763 or if determined to be different, the qualified short-term capital gains of such year.

33

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

34

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

35

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June
2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

36

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

37

GMO Developed World Stock Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Developed World Stock Fund returned +14.9% for the fiscal year ended February 28, 2007, as compared to +15.9% for the MSCI World Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in global equity securities throughout the period.

Country allocation had a negative impact on relative performance. Among country positions, our overweight to Japan and underweight to Spain were primarily responsible.

In currencies, our overweight position in the weak yen and underweight in the British pound detracted from relative returns. The U.S. dollar weakened relative to most foreign currencies (but not the yen), which boosted returns for U.S. investors. The MSCI World Index returned over 3% more in U.S. dollar terms than in local currency.

Sector weightings had a minimal impact on performance relative to the MSCI World Index. During the period, an underweight position in Information Technology helped while an overweight in Healthcare stocks hurt.

Among GMO's global quantitative stock selection disciplines, only stocks ranked highly by quality-adjusted value outperformed significantly. Those stocks favored by intrinsic value and those chosen for their strong momentum underperformed somewhat.

Stock selection had minimal impact on relative performance. Among the most significant contributors were holdings in German automaker Volkswagen, German steelmaker ThyssenKrupp, and U.S. telecommunications company BellSouth, all of which outperformed. Holdings in U.S. pharmaceutical Pfizer, U.S. computer manufacturer Dell, and U.S. retailer Home Depot underperformed, hurting returns.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .30% on the purchase and .30% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Performance for Class IV will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	91.65%
Short-Term Investments	8.72
Preferred Stocks	0.22
Futures	0.12
Forward Currency Contracts	0.06
Other	(0.77)
100.00%
Country Summary	% of Equity Investments
United States	46.37%
Japan	12.72
United Kingdom	12.66
France	7.00
Germany	4.71
Netherlands	4.41
Italy	2.46
Switzerland	2.10
Singapore	1.93
Belgium	1.42
Hong Kong	1.06
Finland	0.80
Canada	0.71
Norway	0.48
Sweden	0.36
Ireland	0.24
Austria	0.22
Spain	0.19
Australia	0.16
100.00%

1

GMO Developed World Stock Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	24.78%
Consumer Discretionary	13.88
Health Care	11.99
Energy	10.85
Industrials	9.60
Information Technology	6.90
Consumer Staples	6.52
Utilities	5.54
Materials	5.35
Telecommunication Services	4.59
100.00%

2

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 91.65%
	Australia — 0.14%
172,555	Qantas Airways Ltd	699,018
	Austria — 0.20%
6,042	Boehler Uddeholm (Bearer)	443,970
8,780	Voestalpine AG	542,118
	Total Austria	986,088
	Belgium — 1.30%
16,101	Belgacom SA	689,592
32,392	Dexia	954,080
54,709	Fortis	2,350,634
9,318	Inbev NV	617,057
4,216	KBC Groep NV	512,238
19,988	UCB SA	1,290,669
	Total Belgium	6,414,270
	Canada — 0.66%
29,064	BCE Inc	762,880
29,400	Canadian Natural Resources	1,476,284
12,300	EnCana Corp	597,858
10,400	Petro-Canada	384,576
	Total Canada	3,221,598
	Finland — 0.74%
33,354	Fortum Oyj	921,102
14,000	Metso Oyj	693,114
39,955	Nokia Oyj	872,090
7,904	Rautaruukki Oyj	362,107
30,300	UPM-Kymmene Oyj	787,912
	Total Finland	3,636,325
	France — 6.05%
19,469	Air France	843,866

See accompanying notes to the financial statements.
3

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	France — continued
2,986	Assurances Generales de France	503,524
44,841	BNP Paribas	4,675,882
12,542	Carrefour SA	836,633
10,465	Casino Guichard-Perrachon SA	900,133
19,982	Cie de Saint-Gobain	1,857,636
34,966	Credit Agricole SA	1,392,934
4,827	Groupe Danone	763,371
8,586	Lafarge SA	1,281,218
7,029	L'Oreal SA	734,869
9,873	Michelin SA Class B	1,025,613
21,001	Peugeot SA	1,416,002
13,562	Renault SA	1,610,292
22,863	Sanofi-Aventis	1,941,348
5,295	Schneider Electric SA	641,760
10,165	Societe Generale	1,709,467
14,482	Suez SA	699,636
94,389	Total SA	6,357,353
2,503	Vallourec SA	617,485
	Total France	29,809,022
	Germany — 4.11%
4,581	Allianz AG (Registered)	985,136
20,643	Altana AG	1,251,357
6,041	BASF AG	614,516
40,417	Bayerische Motoren Werke AG	2,335,844
9,504	Beiersdorf AG (Bearer)	613,939
6,570	Deutsche Bank AG (Registered)	863,159
4,405	Deutsche Boerse AG	884,438
21,868	Deutsche Lufthansa AG (Registered)	592,824
46,158	Deutsche Post AG (Registered)	1,481,420
7,386	Deutsche Postbank AG	620,709
7,786	E. On AG	1,019,724
2,757	Fresenius Medical Care AG & Co	391,414
9,990	Hannover Rueckversicherungs AG (Registered) *	427,595
10,463	MAN AG	1,124,985

See accompanying notes to the financial statements.
4

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Germany — continued
9,406	Muenchener Rueckversicherungs AG (Registered)	1,506,917
3,434	RWE AG	351,536
55,041	ThyssenKrupp AG	2,692,657
19,673	Volkswagen AG (a)	2,474,088
	Total Germany	20,232,258
	Hong Kong — 0.97%
45,000	Bank of East Asia Ltd	257,909
257,500	BOC Hong Kong Holdings Ltd	623,164
149,500	CLP Holdings Ltd	1,097,737
206,000	Foxconn International Holdings *	544,275
30,800	Hang Seng Bank Ltd	419,439
180,500	Hong Kong Electric Holdings Ltd	913,917
90,500	Hong Kong Exchanges and Clearing Ltd	931,800
	Total Hong Kong	4,788,241
	Ireland — 0.22%
47,300	Bank of Ireland	1,079,567
	Italy — 2.26%
70,376	Banca Monte dei Paschi di Siena SPA	453,302
175,878	Enel SPA	1,836,732
219,150	ENI SPA	6,711,983
61,852	Fiat SPA * (a)	1,464,518
73,051	UniCredito Italiano SPA	674,655
	Total Italy	11,141,190
	Japan — 11.68%
40,450	Canon Inc	2,190,935
68,400	Chubu Electric Power Co Inc	2,312,170
75,000	Cosmo Oil Co Ltd	318,598
29,950	Daiei Inc * (a)	410,263
20,900	Daiichi Sankyo Co Ltd	674,705
30,000	Daiwa Securities Group Inc	381,810

See accompanying notes to the financial statements.
5

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
22,300	Eisai Co Ltd	1,135,304
8,680	Electric Power Development Co	439,508
121,000	Fuji Heavy Industries Ltd	661,493
63,200	Honda Motor Co Ltd	2,348,831
237,000	Isuzu Motors Ltd	1,240,426
169,000	Itochu Corp	1,637,721
221	Japan Tobacco Inc	1,010,700
54,200	Kansai Electric Power Co Inc	1,618,675
23,000	Kao Corp	672,817
61,000	Kawasaki Kisen Kaisha Ltd (a)	609,699
48,000	Komatsu Ltd	1,074,132
34,000	Kubota Corp	338,881
41,300	Kyushu Electric Power Co Inc	1,185,694
225,000	Marubeni Corp	1,418,470
166,000	Mazda Motor Corp	983,587
138,400	Mitsubishi Corp	3,224,926
136,000	Mitsui & Co	2,444,341
43,000	Mitsui Chemicals Inc	373,816
8,300	Murata Manufacturing Co Ltd	601,477
18,000	Nikon Corp	414,117
4,700	Nintendo Co Ltd	1,255,696
48,000	Nippon Oil Corp	350,568
72,000	Nippon Steel Corp	491,954
209,700	Nissan Motor Co	2,410,805
395	NTT Docomo Inc	719,401
7,000	Olympus Corp	235,127
3,050	ORIX Corp	840,206
243,000	Osaka Gas Co Ltd	956,964
24,000	Pioneer Corp	330,295
29,000	Ricoh Company Ltd	643,634
21,200	Seven & I Holdings Co Ltd	678,960
174,400	Sojitz Corp *	781,292
17,000	SUMCO Corp	631,692
140,000	Sumitomo Corp	2,532,088
33,000	Sumitomo Metal Mining Co Ltd	591,143
25,000	Sumitomo Realty & Development Co Ltd	997,671

See accompanying notes to the financial statements.
6

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
101,000	Taisei Corp	384,404
32,000	Taisho Pharmaceutical Co Ltd	596,681
59,200	Takeda Pharmaceutical Co Ltd	4,073,138
24,000	Tohoku Electric Power Co Inc	642,249
36,600	Tokyo Electric Power Co Inc	1,278,031
217,000	Tokyo Gas Co Ltd	1,222,248
71,000	TonenGeneral Sekiyu KK	781,312
28,000	Toppan Printing Co Ltd	283,371
56,000	Toshiba Corp	354,970
20,100	Toyo Seikan Kaisha Ltd	392,285
31,800	Toyota Motor Corp	2,135,881
28,000	Toyota Tsusho Kaisha	780,203
92	West Japan Railway Co	435,871
	Total Japan	57,531,236
	Netherlands — 4.43%
124,392	ABN Amro Holdings NV	4,361,650
96,470	Aegon NV	1,907,307
19,844	Akzo Nobel NV	1,221,602
36,910	Arcelor Mittal	1,864,760
4,911	Corio NV	455,876
35,838	Heineken NV	1,765,204
163,066	ING Groep NV	6,956,380
44,782	Koninklijke Ahold NV *	445,765
10,561	Koninklijke DSM	457,131
52,136	Koninklijke KPN NV	804,465
5,205	Rodamco Europe NV	716,002
19,874	TNT NV	854,114
	Total Netherlands	21,810,256
	Norway — 0.45%
85,850	Statoil ASA	2,190,317

See accompanying notes to the financial statements.
7

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Singapore — 1.77%
305,000	Capitaland Ltd	1,398,899
92,000	DBS Group Holdings Ltd	1,284,360
269,000	Sembcorp Industrie	775,053
92,000	Singapore Airlines Ltd	951,641
355,000	Singapore Technologies Engineering Ltd	752,927
1,220,600	Singapore Telecommunications	2,556,706
76,000	United Overseas Bank Ltd	1,015,346
	Total Singapore	8,734,932
	Spain — 0.18%
19,881	Iberdrola SA	871,116
	Sweden — 0.33%
18,900	Electrolux AB Series B	422,105
34,700	Nordea AB	526,135
12,800	Svenska Cellulosa Series B	661,808
	Total Sweden	1,610,048
	Switzerland — 1.93%
90,252	ABB Ltd	1,505,079
2,436	Nestle SA (Registered)	906,231
24,268	Novartis AG (Registered)	1,346,914
4,376	Roche Holding AG (Non Voting)	778,706
1,268	Serono SA	1,144,008
11,270	UBS AG (Registered)	665,484
10,977	Zurich Financial Services AG	3,132,495
	Total Switzerland	9,478,917
	United Kingdom — 11.63%
68,963	Alliance Boots Plc	1,065,939
38,714	Anglo American Plc	1,827,206
41,387	AstraZeneca Plc	2,320,862
99,805	Aviva Plc	1,598,112
96,810	Barclays Plc	1,403,816
28,359	Barratt Developments Plc	654,195

See accompanying notes to the financial statements.
8

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United Kingdom — continued
51,556	BG Group Plc	699,904
21,646	BHP Billiton Plc	433,629
84,508	BP Plc	866,333
276,501	BT Group Plc	1,602,766
292,118	Centrica Plc	2,139,392
194,948	DSG International Plc	651,938
49,445	GKN Plc	333,841
53,967	GlaxoSmithKline Plc	1,514,221
93,636	HBOS Plc	1,981,833
73,332	HSBC Holdings Plc	1,279,046
30,490	Imperial Tobacco Group Plc	1,269,657
108,167	J Sainsbury Plc	1,082,656
79,468	Kesa Electricals Plc	525,420
121,325	Lloyds TSB Group Plc	1,364,747
32,084	Man Group Plc	344,940
56,526	Marks & Spencer Group Plc	747,380
24,932	Next Plc	997,082
304,900	Old Mutual Plc	1,050,836
25,514	Persimmon Plc	697,367
11,383	Reckitt Benckiser Plc	571,518
36,226	Rio Tinto Plc	1,951,493
252,427	Royal Bank of Scotland Group	9,924,766
75,395	Royal Dutch Shell Group Class A (Amsterdam)	2,452,065
122,437	Royal Dutch Shell Plc A Shares (London)	3,961,503
42,180	Scottish & Newcastle Plc	435,341
37,687	Scottish & Southern Energy Plc	1,061,141
71,258	Taylor Woodrow Plc	567,403
91,897	Tesco Plc	777,953
119,484	Tomkins Plc	601,004
17,896	Unilever Plc	479,396
48,792	United Utilities Plc	695,464
902,979	Vodafone Group Inc	2,501,643
48,316	Wimpey (George) Plc	537,276
24,198	Wolseley Plc	607,576
36,387	Xstrata Plc	1,703,440
	Total United Kingdom	57,282,100

See accompanying notes to the financial statements.
9

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United States — 42.60%
14,900	Abbott Laboratories	813,838
13,500	Abercrombie & Fitch Co.-Class A	1,055,295
8,200	Adobe Systems, Inc. *	321,850
13,000	Akamai Technologies, Inc. *	670,410
39,600	Allied Waste Industries, Inc. *	507,672
27,800	Allstate Corp. (The)	1,669,668
62,100	Altria Group, Inc.	5,233,788
14,000	AMBAC Financial Group, Inc.	1,226,960
23,600	American Electric Power Co., Inc.	1,058,696
13,150	American Financial Group, Inc.	460,250
7,100	American Home Mortgage Acceptance Corp. REIT (a)	194,185
16,100	American International Group, Inc.	1,080,310
22,400	AmerisourceBergen Corp.	1,179,808
19,000	Amgen, Inc. *	1,220,940
4,700	Amphenol Corp.-Class A	303,338
5,700	Anheuser-Busch Cos., Inc.	279,756
12,600	Apple, Inc. *	1,066,086
8,400	Archstone-Smith Trust REIT	473,844
5,900	Ashland, Inc.	386,922
192,454	AT&T, Inc.	7,082,307
21,300	AutoNation, Inc. *	467,748
3,300	AvalonBay Communities, Inc. REIT	453,948
33,583	Bank of America Corp.	1,708,367
34,800	BEA Systems, Inc. *	415,164
3,700	Bear Stearns Cos. (The), Inc.	563,288
35,400	Bed Bath & Beyond, Inc. *	1,412,106
24,400	Biomet, Inc.	1,032,852
15,600	Boeing Co.	1,361,412
5,000	Boston Properties, Inc. REIT	600,500
32,900	Capital One Financial Corp.	2,535,932
17,100	CDW Corp.	1,061,568
21,000	Centex Corp.	973,560
25,300	Chesapeake Energy Corp.	771,397
105,005	Chevron Corp.	7,204,393
700	Chicago Mercantile Exchange	377,391
8,300	Cigna Corp.	1,182,750

See accompanying notes to the financial statements.
10

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United States — continued
14,100	Citigroup, Inc.	710,640
11,600	CNA Financial Corp. *	476,296
8,100	Cognizant Technologies Solutions Corp.-Class A *	730,620
59,250	Comcast Corp.-Class A *	1,523,910
41,100	Comcast Corp.-Class A *	1,045,995
23,700	Computer Sciences Corp. *	1,254,441
34,900	Compuware Corp. *	319,335
18,000	ConAgra Foods, Inc.	454,140
124,253	ConocoPhillips	8,128,631
22,000	Convergys Corp. *	565,840
5,600	Cooper Industries Ltd.-Class A	513,744
45,500	Countrywide Financial Corp.	1,741,740
18,700	CSX Corp.	704,429
43,900	D.R. Horton, Inc.	1,113,743
7,100	Danaher Corp.	508,644
149,800	Dell, Inc. *	3,422,930
43,600	Direct TV Group (The) *	983,616
14,800	Dow Chemical Co.	648,240
8,800	DTE Energy Co.	407,440
8,700	Electronic Arts, Inc. *	438,654
8,300	Embarq Corp.	459,405
5,600	Everest RE Group, Ltd.	544,376
36,200	Exxon Mobil Corp.	2,594,816
66,700	Fannie Mae	3,783,891
27,092	Fidelity National Title Group, Inc.-Class A	650,208
15,600	First American Corp.	735,540
7,500	First Horizon National Corp.	323,625
13,650	First Marblehead Corp. (The)	616,161
9,600	FirstEnergy Corp.	600,672
200,500	Ford Motor Co.	1,587,960
17,300	FPL Group, Inc.	1,021,911
5,100	Franklin Resources, Inc.	598,689
18,000	Freddie Mac	1,155,240
8,200	Freeport-McMoRan Copper & Gold, Inc.-Class B	470,762
12,900	Gannett Co., Inc.	790,254
60,400	Gap (The), Inc.	1,159,076

See accompanying notes to the financial statements.
11

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United States — continued
8,000	General Dynamics Corp.	611,680
48,300	General Motors Corp. (a)	1,541,736
29,500	Genworth Financial, Inc.-Class A	1,043,415
8,300	Goldman Sachs Group, Inc.	1,673,280
1,600	Google, Inc.-Class A *	719,120
24,400	Harley-Davidson, Inc.	1,607,960
6,600	Hartford Financial Services Group, Inc.	624,096
13,300	Hess Corp.	705,565
23,700	Hewlett-Packard Co.	933,306
172,600	Home Depot, Inc.	6,834,960
12,900	IndyMac Bancorp, Inc.	442,857
13,400	International Business Machines Corp.	1,246,334
15,500	Intuit, Inc. *	457,405
27,600	Janus Capital Group, Inc.	586,500
151,600	Johnson & Johnson	9,558,380
8,000	Johnson Controls, Inc.	750,400
11,500	Jones Apparel Group, Inc.	378,580
16,700	KB Home	828,320
15,300	Kimberly-Clark Corp.	1,042,083
11,800	Kohls Corp. *	814,082
33,600	Kraft Foods, Inc.	1,072,512
9,000	Las Vegas Sands Corp. *	776,520
5,600	Lehman Brothers Holdings, Inc.	410,480
19,400	Lennar Corp.-Class A	955,256
11,500	Lexmark International, Inc. *	696,440
11,200	Lincare Holdings, Inc. *	437,360
14,300	Lockheed Martin Corp.	1,391,104
18,800	Loews Corp.	816,672
68,500	Lowe's Cos., Inc.	2,230,360
6,900	Marathon Oil Corp.	626,106
7,200	Mastercard, Inc.	771,696
9,300	MBIA, Inc.	618,171
10,200	McDermott International, Inc. *	491,640
15,600	McDonald's Corp.	682,032
9,300	MDC Holdings, Inc.	474,858
19,900	Medtronic, Inc.	1,002,164

See accompanying notes to the financial statements.
12

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United States — continued
19,800	MEMC Electronic Materials, Inc. *	1,021,086
94,100	Merck & Co., Inc.	4,155,456
7,400	Merrill Lynch & Co., Inc.	619,232
7,600	Metlife, Inc.	479,940
11,800	MGIC Investment Corp.	712,130
82,000	Microsoft Corp.	2,309,940
22,900	Morgan Stanley	1,715,668
46,000	National City Corp.	1,741,100
8,300	Navistar International Corp. *	336,565
12,600	Network Appliance, Inc. *	487,242
28,800	News Corp.-Class A	648,864
7,600	Norfolk Southern Corp.	360,240
4,700	Northrop Grumman Corp.	337,695
17,500	Nucor Corp.	1,065,225
18,200	Nvidia Corp. *	564,200
1,000	NVR, Inc. *	677,000
31,525	Old Republic International Corp.	703,638
159,900	Oracle Corp. *	2,627,157
8,600	Paccar, Inc.	597,614
10,200	PepsiCo, Inc.	644,130
457,700	Pfizer, Inc.	11,424,192
9,500	Phelps Dodge Corp.	1,186,645
12,900	PMI Group (The), Inc.	604,623
10,400	Precision Castparts Corp.	946,088
14,300	Progress Energy, Inc.	698,698
8,200	Prologis Trust REIT	542,266
33,200	Pulte Homes, Inc.	981,392
73,600	Qwest Communications International, Inc. *	653,568
11,900	Radian Group, Inc.	683,655
16,600	RadioShack Corp.	414,502
10,800	Reynolds American, Inc.	659,340
7,800	Ryder Systems, Inc.	401,232
9,200	Ryland Group, Inc.	443,164
14,700	Sabre Holdings Corp.-Class A	475,251
42,300	Safeway, Inc.	1,462,311
37,000	Sara Lee Corp.	609,020

See accompanying notes to the financial statements.
13

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United States — continued
11,900	Schlumberger Ltd.	747,320
8,300	SEI Investment Co.	501,735
16,900	Southern Copper Corp. (a)	1,189,760
13,000	SPX Corp.	908,700
26,600	Stryker Corp.	1,649,732
14,742	Supervalu, Inc.	544,864
72,400	Symantec Corp. *	1,238,040
8,300	Terex Corp. *	546,472
21,000	Toll Brothers, Inc. *	627,060
9,400	Torchmark Corp.	600,848
28,300	Travelers Cos. (The), Inc.	1,436,508
6,200	United States Steel Corp.	549,444
15,400	United Technologies Corp.	1,010,702
51,300	UnumProvident Corp.	1,098,333
13,700	USG Corp. *	742,403
9,200	UST, Inc.	534,152
19,800	Valero Energy Corp.	1,141,470
78,000	Verizon Communications, Inc.	2,919,540
6,700	Vornado Realty Trust	852,240
29,100	Wachovia Corp.	1,611,267
27,100	Wal-Mart Stores, Inc.	1,308,930
47,849	Washington Mutual, Inc.	2,061,335
52,700	Wells Fargo & Co.	1,828,690
6,000	Whirlpool Corp.	529,260
14,400	YRC Worldwide, Inc. *	626,112
22,400	Zimmer Holdings, Inc. *	1,888,992
	Total United States	209,731,321
	TOTAL COMMON STOCKS (COST $402,895,213)	451,247,820
	PREFERRED STOCKS — 0.22%
	Germany — 0.22%
12,360	Volkswagen AG 2.02%	1,087,430
	TOTAL PREFERRED STOCKS (COST $623,192)	1,087,430

See accompanying notes to the financial statements.
14

GMO Developed World Stock Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)

	SHORT-TERM INVESTMENTS — 8.72%
5,960,456	Bank of New York Institutional Cash Reserves Fund (b)	5,960,456
13,500,000	ING Bank Time Deposit, 5.34%, due 03/01/07	13,500,000
23,500,000	Societe Generale Time Deposit, 5.33%, due 03/01/07	23,500,000
	TOTAL SHORT-TERM INVESTMENTS (COST $42,960,456)	42,960,456
	TOTAL INVESTMENTS — 100.59% (Cost $446,478,861)	495,295,706
	Other Assets and Liabilities (net) — (0.59%)	(2,912,186)
	TOTAL NET ASSETS — 100.00%	$492,383,520

See accompanying notes to the financial statements.
15

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/25/07	CAD	29,582,774	$25,357,479	$(105,126)
5/25/07	CHF	35,073,396	28,993,131	387,871
5/25/07	EUR	1,985,000	2,636,187	(3,275)
5/25/07	GBP	643,000	1,262,642	(1,716)
5/25/07	JPY	3,421,349,140	29,217,293	303,544
5/25/07	NOK	10,908,424	1,783,477	4,085
5/25/07	NZD	2,478,754	1,729,709	13,245
5/25/07	SEK	122,206,131	17,556,864	51,955
5/25/07	SGD	6,698,186	4,400,911	13,122
			$112,937,693	$663,705
Sales
5/25/07	AUD	616,156	$484,357	$(1,291)
5/25/07	CHF	412,000	340,576	(6,485)
5/25/07	EUR	24,611,936	32,685,980	(278,604)
5/25/07	GBP	16,533,862	32,467,115	(85,849)
5/25/07	HKD	19,601,168	2,515,370	1,780
5/25/07	SEK	3,307,000	475,103	(3,752)
			$68,968,501	$(374,201)

See accompanying notes to the financial statements.
16

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
6	AEX	March 2007	$779,638	$(1,370)
83	DAX	March 2007	18,529,679	428,905
2	Hang Seng	March 2007	249,699	3,327
58	MSCI Singapore	March 2007	2,881,983	(148,092)
15	OMXS 30	March 2007	248,465	1,120
25	S&P 500	March 2007	8,805,625	55,525
2	S&P/MIB	March 2007	546,676	3,893
41	TOPIX	March 2007	6,047,336	125,205
			$38,089,101	$468,513
Sales
27	CAC 40	March 2007	$1,972,857	$54,052
17	FTSE 100	March 2007	2,056,190	45,908
19	S&P Toronto 60	March 2007	2,418,861	(7,902)
4	SPI 200	March 2007	457,140	(17,428)
			$6,905,048	$74,630

As of February 28, 2007, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.
17

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 28, 2007, 48.62% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.
18

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $5,839,788 (cost $446,478,861) (Note 2)	$495,295,706
Cash	888
Foreign currency, at value (cost $212,687) (Note 2)	181,813
Receivable for investments sold	66,218
Dividends and interest receivable	759,186
Foreign taxes receivable	16,433
Unrealized appreciation on open forward currency contracts (Note 2)	775,602
Receivable for collateral on open futures contracts (Note 2)	2,375,000
Receivable for expenses reimbursed by Manager (Note 3)	36,568
Total assets	499,507,414
Liabilities:
Collateral on securities loaned, at value (Note 2)	5,960,456
Payable for investments purchased	66,298
Payable to affiliate for (Note 3):
Management fee	174,127
Shareholder service fee	48,125
Trustees and Chief Compliance Officer of GMO Trust fees	1,752
Unrealized depreciation on open forward currency contracts (Note 2)	486,098
Payable for variation margin on open futures contracts (Note 2)	242,210
Accrued expenses	144,828
Total liabilities	7,123,894
Net assets	$492,383,520
Net assets consist of:
Paid-in capital	$432,338,036
Distributions in excess of net investment income	(413,847)
Accumulated net realized gain	10,839,426
Net unrealized appreciation	49,619,905
$492,383,520
Net assets attributable to:
Class III shares	$282,446,025
Class IV shares	$209,937,495
Shares outstanding:
Class III	11,492,498
Class IV	8,536,191
Net asset value per share:
Class III	$24.58
Class IV	$24.59

See accompanying notes to the financial statements.
19

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends (net of withholding taxes of $387,675)	$7,898,297
Interest	815,997
Securities lending income	189,581
Total investment income	8,903,875
Expenses:
Management fee (Note 3)	1,692,367
Shareholder service fee – Class III (Note 3)	314,747
Shareholder service fee – Class IV (Note 3)	150,247
Custodian and fund accounting agent fees	312,930
Transfer agent fees	42,068
Audit and tax fees	65,557
Legal fees	5,526
Trustees fees and related expenses (Note 3)	4,462
Registration fees	6,048
Miscellaneous	7,313
Total expenses	2,601,265
Fees and expenses reimbursed by Manager (Note 3)	(436,449)
Net expenses	2,164,816
Net investment income (loss)	6,739,059
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	16,433,612
Closed futures contracts	1,741,357
Foreign currency, forward contracts and foreign currency related transactions	(2,242,290)
Net realized gain (loss)	15,932,679
Change in net unrealized appreciation (depreciation) on:
Investments	26,090,017
Open futures contracts	49,972
Foreign currency, forward contracts and foreign currency related transactions	174,632
Net unrealized gain (loss)	26,314,621
Net realized and unrealized gain (loss)	42,247,300
Net increase (decrease) in net assets resulting from operations	$48,986,359

See accompanying notes to the financial statements.
20

GMO Developed World Stock Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Period from August 1, 2005 (commencement of operations) through February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$6,739,059	$1,630,759
Net realized gain (loss)	15,932,679	2,301,807
Change in net unrealized appreciation (depreciation)	26,314,621	23,305,284
Net increase (decrease) in net assets from operations	48,986,359	27,237,850
Distributions to shareholders from:
Net investment income
Class III	(3,430,167)	(395,896)
Class IV	(1,996,536)	(357,127)
Total distributions from net investment income	(5,426,703)	(753,023)
Net realized gains
Class III	(6,179,695)	—
Class IV	(3,819,305)	—
Total distributions from net realized gains	(9,999,000)	—
	(15,425,703)	—
Net share transactions (Note 7):
Class III	83,907,560	164,617,846
Class IV	57,645,131	124,982,127
Increase (decrease) in net assets resulting from net share transactions	141,552,691	289,599,973
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	239,083	415,290
Class IV	156,000	375,000
Increase in net assets resulting from net purchase premiums and redemption fees	395,083	790,290
Total increase (decrease) in net assets resulting from net share transactions and net purchase premiums and redemption fees	141,947,774	290,390,263
Total increase (decrease) in net assets	175,508,430	316,875,090
Net assets:
Beginning of period	316,875,090	—
End of period (including distributions in excess of net investment income of $413,847 and accumulated undistributed net investment income of $369,601, respectively)	$492,383,520	$316,875,090

See accompanying notes to the financial statements.
21

GMO Developed World Stock Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28, 2007	Period from August 1, 2005 (commencement of operations) through February 28, 2006
Net asset value, beginning of period	$22.24	$20.00
Income (loss) from investment operations:
Net investment income (loss)†	0.43	0.15
Net realized and unrealized gain (loss)	2.84	2.15
Total from investment operations	3.27	2.30
Less distributions to shareholders:
From net investment income	(0.32)	(0.06)
From net realized gains	(0.61)	—
Total distributions	(0.93)	(0.06)
Net asset value, end of period	$24.58	$22.24
Total Return(a)	14.87%	11.51	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$282,446	$179,466
Net expenses to average daily net assets	0.62%	0.62	%*
Net investment income to average daily net assets	1.83%	1.27	%*
Portfolio turnover rate	43%	15	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.12%	0.20	%*
Purchase premiums and redemption fees consisted of the following per share amounts:	$0.03	$0.07

†  Calculated using average shares outstanding throughout the period.

(a)  The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions. Calculations exclude purchase premiums and redemption fees which are borne by the shareholder.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
22

GMO Developed World Stock Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28, 2007	Period from September 1, 2005 (commencement of operations) through February 28, 2006
Net asset value, beginning of period	$22.25	$20.24
Income (loss) from investment operations:
Net investment income (loss)†	0.45	0.12
Net realized and unrealized gain (loss)	2.82	1.95
Total from investment operations	3.27	2.07
Less distributions to shareholders:
From net investment income	(0.32)	(0.06)
From net realized gains	(0.61)	—
Total distributions	(0.93)	(0.06)
Net asset value, end of period	$24.59	$22.25
Total Return(a)	14.88%	10.23	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$209,937	$137,409
Net expenses to average daily net assets	0.57%	0.57	%*
Net investment income to average daily net assets	1.93%	1.20	%*
Portfolio turnover rate	43%	15	%**††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.12%	0.17	%*
Purchase premiums and redemption fees consisted of the following per share amounts:	$0.02	$0.06

†  Calculated using average shares outstanding throughout the period.

(a)  The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions. Calculations exclude purchase premiums and redemption fees which are borne by the shareholder.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover rate of the Fund for the period August 1, 2005 through February 28, 2006.

See accompanying notes to the financial statements.
23

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Developed World Stock Fund (the "Fund"), which commenced operations on August 1, 2005, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the MSCI World Index. The Fund typically makes equity investments in companies from the world's developed markets, including the U.S.

Throughout the year ended February 28, 2007, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder service fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

24

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the

25

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the

26

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

27

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $5,839,788, collateralized by cash in the amount of $5,960,456, which was invested in the Bank of New York Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $12,486,683 and $753,023, respectively, and long-term capital gains – $2,939,020 and $0, respectively.

28

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $1,934,556 and $9,051,988 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions, passive foreign investment company transactions and foreign currency transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$446,708,678	$55,198,061	$(6,611,033)	$48,587,028

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(2,095,804)	$2,095,805	$(1)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

29

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Purchase and redemption of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares are currently each 0.30% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in-capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $388,152 and $785,790 in purchase premiums and $6,931 and $4,500 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting

30

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.47% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.47% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007, was $3,271 and $2,979, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $255,638,429 and $148,613,551, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

31

GMO Developed World Stock Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

6.  Principal shareholders

As of February 28, 2007, 64.17% of the outstanding shares of the Fund were held by four shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Period from August 1, 2005 (commencement of operations) through February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	3,144,280	$77,151,938	8,121,989	$165,726,450
Shares issued to shareholders in reinvestment of distributions	380,037	9,070,500	18,807	395,896
Shares repurchased	(99,934)	(2,314,878)	(72,681)	(1,504,500)
Purchase premiums and redemption fees	—	239,083	—	415,290
Net increase (decrease)	3,424,383	$84,146,643	8,068,115	$165,033,136
	Year Ended February 28, 2007		Period from September 1, 2005 (commencement of operations) through February 28, 2006
Class IV:	Shares	Amount	Shares	Amount
Shares sold	2,117,902	$51,844,000	6,157,362	$124,625,000
Shares issued to shareholders in reinvestment of distributions	243,970	5,801,131	16,957	357,127
Shares repurchased	—	—	—	—
Purchase premiums and redemption fees	—	156,000	—	375,000
Net increase (decrease)	2,361,872	$57,801,131	6,174,319	$125,357,127

32

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Developed World Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Developed World Stock Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

33

GMO Developed World Stock Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.62%	$1,000.00	$1,104.00	$3.23
2) Hypothetical	0.62%	$1,000.00	$1,021.72	$3.11
Class IV
1) Actual	0.57%	$1,000.00	$1,103.60	$2.97
2) Hypothetical	0.57%	$1,000.00	$1,021.97	$2.86

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

34

GMO Developed World Stock Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $2,939,020 from long-term capital gains.

For taxable, non-corporate shareholders, 48.67% of the Fund's income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 22.65% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $33,046 and $6,013,678, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

35

GMO Developed World Stock Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 16.16% of distributions to shareholders declared from net investment income during the Fund's fiscal year were reclassified to distributions from net realized gains and are reflected as such in the Statement of Changes in Net Assets.

36

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

37

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 2110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

38

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

39

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

40

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Special Purpose Holding Fund returned +3,614.0% for the fiscal year ended February 28, 2007, compared with the +5.4% for the JPMorgan U.S. 3 Month Cash Index. The return of the Fund assumes the reinvestment of dividends.

The Fund outperformed the benchmark during the fiscal year by +3,608.6%. The returns on the Fund were positive as trust administrators released a portion of principal to bondholders and the Fund received distributions from litigation.

Comparison of Change in Value of a $10,000,000 Investment in GMO Special Purpose Holding Fund and the JPMorgan U.S. 3 Month Cash Index As of February 28, 2007

$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
12/31/99
$10,000,000
$36,956,196
$12,905,630
GMO Special Purpose Holding Fund
JPMorgan U.S. 3 Month Cash Index

Average Annual Returns – Adjusted*		
1 Year	5 Year	Since Inception 12/31/99
97.84%	26.77%	20.01%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past Performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

* Returns prior to 2/28/2004 reflect reinvestment of dividends. Returns after 2/28/2004 do not reflect reinvestment of dividends. Since 2/28/2004 a majority of the Fund's assets have been invested in a special purpose vehicle that holds an interest in liquidating trusts related to certain asset-backed securities.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)
Consolidated Investments Concentration Summary (a)
February 28, 2007

Asset Class Summary	% of Total Net Assets
Debt Obligations	0.00%
Other	100.00
100.00%

(a)  GMO SPV I, LLC is a 74.8% owned subsidiary of GMO Special Purpose Holding Fund.

1

GMO Special Purpose Holding Fund

(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Description	Value ($)
DEBT OBLIGATIONS — 0.00% (a)
Asset-Backed Securities — 0.00%
Health Care Receivables — 0.00%
Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b) (c)	—
Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b) (c)	—
Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b) (c)	—
—
Total Asset-Backed Securities	—
TOTAL DEBT OBLIGATIONS (COST $0)	—
TOTAL INVESTMENTS — 0.00% (Cost $0)	—

Other Assets and Liabilities (net) — 100.0%	779,669
TOTAL NET ASSETS — 100.00%	$779,669

Notes to Schedule of Investments:

(a)  Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.8% subsidiary of GMO Special Purpose Holding Fund.

(b)  Security in default.

(c)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

See accompanying notes to the financial statements.
2

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Statement of Assets and Liabilities — February 28, 2007

	GMO Special Purpose Holding Fund	GMO SPV I, LLC	Minority Interest	Eliminations	Consolidated Totals
Assets:
Investments in affiliated issuers, at value (cost $0) (Note 2)	$375,742	$—	$—	$(375,742)	$—
Cash	500,506	616,608	—	—	1,117,114
Interest receivable	1,385	1,714	—	—	3,099
Receivable for expenses reimbursed by Manager (Note 3)	5,152	2,214	—	—	7,366
Total assets	882,785	620,536	—	(375,742)	1,127,579
Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	10	—	—	—	10
Accrued expenses	103,106	118,156	—	—	221,262
Minority interest	—	—	126,638	—	126,638
Total liabilities	103,116	118,156	126,638	—	347,910
Net assets	$779,669	$502,380	$(126,638)	$(375,742)	$779,669
Shareholders capital
Net capital(1)	$403,927	$502,380	$(126,638)	—	$779,669
Net unrealized appreciation (depreciation)	375,742	—	—	(375,742)	—
	$779,669	$502,380	$(126,638)	$(375,742)	$779,669
Shares outstanding	554,071				554,071
Net asset value per share	$1.41				$1.41

(1)  Net capital includes cumulative net investment gains/(losses) and net realized gains/(losses).

See accompanying notes to the financial statements.
3

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Statement of Operations — Year Ended February 28, 2007

	GMO Special Purpose Holding Fund	GMO SPV I, LLC	Minority Interest	Eliminations	Consolidated Totals
Investment Income:
Interest	$19,490	$41,774	$—	$—	$61,264
Total income	19,490	41,774	—	—	61,264
Expenses:
Custodian and transfer agent fees	460	28,871	—	—	29,331
Audit and tax fees	60,290	7,904	—	—	68,194
Legal fees	1,748	35,074	—	—	36,822
Trustees fees and related expenses (Note 3)	5,277	—	—	—	5,277
Miscellaneous	1,012	509	—	—	1,521
Total expenses	68,787	72,358	—	—	141,145
Fees and expenses reimbursed by Manager (Note 3)	(63,510)	(48,898)	—	—	(112,408)
Net expenses	5,277	23,460	—	—	28,737
Net income (loss)	14,213	18,314	—	—	32,527
Minority Interest	—	—	(4,617)	—	(4,617)
Net investment income (loss) after minority interest	14,213	18,314	(4,617)	—	27,910
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	—	34,368,228	—	—	34,368,228
Investments in affiliated issuers	—	—	—	208,820	208,820
Realized gains distributions from affiliated issuers	26,587,615	—	—	(26,587,615)	—
Net realized gain (loss)	26,587,615	34,368,228	—	(26,378,795)	34,577,048
Change in net unrealized appreciation (depreciation) on:
Investments	(3,787,078)	(3,954,000)	—	3,578,258	(4,162,820)
Net unrealized gain (loss)	(3,787,078)	(3,954,000)	—	3,578,258	(4,162,820)
Net realized and unrealized gain (loss)	22,800,537	30,414,228	—	(22,800,537)	30,414,228
Minority interest in realized and unrealized gain (loss)	—	—	(7,627,388)	—	(7,627,388)
Net increase (decrease) in net assets resulting from operations	$22,814,750	$30,432,542	$(7,632,005)	$(22,800,537)	$22,814,750

See accompanying notes to the financial statements.
4

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations (after minority interest):
Net investment income (loss)	$32,527	$(63,588)
Net realized gain (loss)	34,577,048	6,496,465
Change in net unrealized appreciation (depreciation)	(4,162,820)	87,940
	30,446,755	6,520,817
Minority Interest	(7,632,005)	(1,822,255)
Net increase (decrease) in net assets from operations	22,814,750	4,698,562
Distributions to shareholders from:
Cash distributions	(26,587,616)	(8,740,567)
	(26,587,616)	(8,740,567)
Fund share transactions: (Note 7)
Proceeds from sale of shares	139,034	—
Cost of shares repurchased	(139,034)	—
Net increase (decrease) in Fund share transactions	—	—
Total increase (decrease) in net assets	(3,772,866)	(4,042,005)
Net assets:
Beginning of period	4,552,535	8,594,540
End of period	$779,669	$4,552,535

See accompanying notes to the financial statements.
5

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28,
	2007		2006		2005
Net asset value, beginning of period	$8.22		$15.51		$24.11
Income from investment operations:
Net investment income (loss)†	0.02		(0.08)		0.41
Net realized and unrealized gain (loss)	41.16		8.57		9.08
Total from investment operations	41.18		8.49		9.49
Less distributions to shareholders:
From net investment income	—		—		(0.74)
From net realized gains	—		—		—
From cash distributions	(47.99)		(15.78)		(17.29)
From return of capital	—		—		(0.06)
Total distributions	(47.99)		(15.78)		(18.09)
Net asset value, end of period	$1.41		$8.22		$15.51
Total Return(c)	3613.95	%(f)	124.75	%(f)	36.35	%(f)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$780		$4,553		$8,595
Net operating expenses to average daily net assets	0.85%		1.26%		(0.01)%
Interest expense to average daily net assets	—		—		—
Total net expenses to average daily net assets	0.85%		1.26%		(0.01)%
Net investment income to average daily net assets	1.05%		(0.65)%		1.83%
Portfolio turnover rate	0%		0%		0%
Fees and expenses reimbursed by the Manager to average daily net assets:	3.74%		1.39%		0.67%

(a)  The Fund changed its fiscal year end from November 30 to February 28.

(b)  The Fund changed its fiscal year end from February 28 to November 30.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(d)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses.
Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(e)  Interest expense as a percentage of average daily net assets was less than 0.01%.

(f)  Had the effect of reinvested distributions not been assumed and income from investment operations been retained, the total returns would have been 97.84%, 25.27%, and 39.36% for the fiscal years ended 2007, 2006, and 2005, respectively.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
6

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Financial Highlights — (Continued)
(For a share outstanding throughout each period)

	Period from December 1, 2003 through February 29,		Period from Year Ended November 30,		March 1, 2002 through November 30,
	2004(a)		2003		2002(b)
Net asset value, beginning of period	$23.89		$23.77		$25.66
Income from investment operations:
Net investment income (loss)†	0.13		0.75		0.73
Net realized and unrealized gain (loss)	0.09		(0.63)		(2.39)
Total from investment operations	0.22		0.12		(1.66)
Less distributions to shareholders:
From net investment income	—		—		(0.15)
From net realized gains	—		—		(0.08)
From cash distributions	—		—		—
From return of capital	—		—		—
Total distributions	—		—		(0.23)
Net asset value, end of period	$24.11		$23.89		$23.77
Total Return(c)	0.92	%**	0.50%		(6.53	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$225,727		$224,113		$281,715
Net operating expenses to average daily net assets	0.08	%*	0.13%		0.01	%*
Interest expense to average daily net assets	0.04	%(d)*	—	(d)(e)	0.03	%(d)
Total net expenses to average daily net assets	0.12	%*	0.13%		0.04	%*
Net investment income to average daily net assets	0.49	%*	3.11%		3.76	%*
Portfolio turnover rate	4	%**	80%		39	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.11	%*	0.10%		0.02	%*

See accompanying notes to the financial statements.
7

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements
February 28, 2007

1.  Organization

GMO Special Purpose Holding Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts Business Trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees to create an unlimited number of series ("Funds"), each of which issues a separate series of shares, and to subdivide Funds into classes.

The Fund seeks total return. The Fund's investments consist primarily of: (i) units of GMO SPV I, LLC ("SPV"), a special purpose vehicle that holds an interest in liquidating trusts related to certain defaulted asset-backed securities (the "NPF Securities") issued by NPF VI, Inc. and NPF XII, Inc., (ii) claims against various parties arising out of the Fund's purchase of the NPF securities, and (iii) cash and cash items.

Shares of the Fund are not publicly offered and are principally available only to other GMO Funds of the Trust and certain accredited investors. Presently the Fund is closed to new investment.

In April 2004, a plan of liquidation ("the Plan") was approved by the bankruptcy court with respect to National Century Financial Enterprises and the NPF Securities. Pursuant to the Plan, the Fund received a cash distribution, less expenses associated with the transaction and an interest in additional amounts recovered by the bankruptcy estate. The Fund, together with other creditors, are continuing to pursue various claims resulting from its holdings of the NPF Securities. The ultimate amount of losses and costs associated with the NPF Securities that may be recovered by the Fund (through its investment in SPV) is not known at this time.

The Fund has litigation pending against various entities related to the default of certain asset-backed securities. For the year ended February 28, 2007, the Fund indirectly received $7,350,758 in conjunction with a settlement agreement related to the default of those asset-backed securities. In addition, the Fund also indirectly received $19,236,857 from other defendants for litigation proceeds. The outcome of the lawsuits against the remaining defendants is not predictable and any potential recoveries are not reflected in the net asset value of the Fund. To the extent additional recoveries are realized, such recoveries may be material to the net asset value of the Fund.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that

8

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2007

affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Basis of presentation and principles of consolidation

The accompanying consolidated financial statements include the accounts of the Fund and its majority owned investment in SPV. The consolidated financial statements include 100% of the assets and liabilities of SPV and the ownership interests of minority participants are recorded as "Minority Interest". All significant fund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Taxes

Effective April 1, 2004, the Fund elected to be taxed as a partnership for federal income tax purposes and, accordingly, the Fund is no longer a regulated investment company for federal income tax purposes. As a partnership, the Fund will not be subject to federal and state income tax. Instead, each shareholder is responsible for the tax liability or benefit related to his/her allocable share of taxable income or loss. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

9

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$—	$—	$—	$—

SPV is also treated as a partnership for federal income tax purposes and is subject to the same rules as the Fund with respect to federal income taxation of partnerships.

Distributions

The Fund will distribute proceeds and other cash receipts received from its underlying investments. Distributions made by the Fund, other than a distribution in partial or complete redemption of a shareholder's interest in the Fund, are reported in the Fund's financial statements as cash distributions.

Security transactions and related investment income

Security transactions are accounted for on trade date. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value,

10

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2007

establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, the Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 (excluding expenses indirectly incurred by investment in underlying funds, fees and expenses of the independent trustees of the Trust, fees and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, nonrecurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes). The costs incurred in connection with the Fund's pursuit of legal claims arising from the Fund's investment in the NPF securities are being treated for the purposes of the expense reimbursement as extraordinary expenses.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $5,277 and $0, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

There were no purchases or sales of securities, excluding short-term investments, for the year ended February 28, 2007.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

11

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2007

6.  Principal shareholders

At February 28, 2007, 61.72% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. One of the shareholders is another fund of GMO Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 99.95% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007	Year Ended February 28, 2006
Shares sold	28,918	—
Shares repurchased	(28,918)	—
Net decrease	—	—
Fund shares:
Beginning of period	554,071	554,071
End of period	554,071	554,071

8.  Subsequent event

On March 16, 2007, the Fund received $3,393,954 in conjunction with a settlement agreement related to the default of certain asset-backed securities.

12

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Special Purpose Holding Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Special Purpose Holding Fund (the "Fund") (a series of GMO Trust) and subsidiary at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

13

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1	) Actual	0.60%	$1,000.00	$1,818.90	$4.19
2	) Hypothetical	0.60%	$1,000.00	$1,021.82	$3.01

*  Expenses are calculated using the annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

14

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

15

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

16

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

17

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

18

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO World Opportunity Overlay Fund returned +3.0% for the fiscal year ended February 28, 2007, as compared with +5.4% for the JPMorgan U.S. 3 Month Cash Index.

Overall global bond market yields, as measured by the JPMorgan Global Government Bond Index, rose by 24 bps during the fiscal year, with the largest three markets (Euro-area, U.S., and Japan) rising an average of 20 bps. Bond market yields generally rose, with Sweden (+59 bps), the Euro-area (+51 bps), and Australia (+49 bps) rising the most. Only U.S. (-1 bps) and Canadian (-7 bps) yields fell during the fiscal year. Even though most yields rose during the time period, all but the U.K. (-0.2%) reported total return gains in the +0.3% to +4.9% range. Global yield curves (measured by the difference between 10-year and 2-year swap rates) mostly flattened during the fiscal year. The U.S. curve, however, steepened by +8 bps during the period. Sweden's curve flattened the most (-50 bps), followed by Switzerland (-40 bps), Euro-area (-36 bps), and Japan (-36 bps).

The Fund underperformed the benchmark during the fiscal year by 2.4%. While the integrated slope model was the biggest detractor, some opportunistic options and yield curve trades added back some value. The Fund is comprised of overlay strategies involving investments in derivative transactions (largely interest-rate swaps and exchange-traded futures). These derivative transactions are backed by a collateral pool consisting of investment-grade, short-duration fixed income instruments and mostly asset-backed securities. During the time period, the overlay strategies detracted 2.8%. In total, cash management added 0.3%.

The Fund's duration at fiscal year-end was 0.2 years.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO World Opportunity Overlay Fund and the JPMorgan U.S. 3 Month Cash Index As of February 28, 2007

$11,100,000
$11,000,000
$10,900,000
$10,800,000
$10,700,000
$10,600,000
$10,500,000
$10,400,000
$10,300,000
$10,200,000
$10,100,000
$10,000,000
$9,900,000
2004
2005
2006
2007
11/22/04
$10,000,000
$11,005,240
$10,396,000
GMO World Opportunity Overlay Fund
JPMorgan U.S. 3 Month Cash Index

Average Annual Total Returns	
1 Year	Since Inception
	11/22/04
3.01%	1.73%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	94.20%
Short-Term Investments	8.40
Options Purchased	0.64
Forward Currency Contracts	0.00
Swaps	0.00
Futures	(0.01)
Written Options	(0.38)
Other	(2.85)
100.00%

1

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 94.20%
	Asset-Backed Securities — 91.94%
	Auto Financing — 8.42%
7,000,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, Variable Rate, 1 mo. LIBOR + .14%, 5.46%, due 05/20/10	7,002,658
1,034,824	Carmax Auto Owner Trust, Series 06-2, Class A1, 5.36%, due 09/17/07	1,034,865
5,750,000	Daimler Chrysler Master Owner Trust, Series 04-B, Class A, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 08/17/09	5,749,721
2,355,103	Ford Credit Auto Owner Trust, Series 06-A, Class A2B, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 09/15/08	2,355,103
7,500,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, Variable Rate, 1 mo. LIBOR + .04%, 5.36%, due 02/15/12	7,500,000
10,000,000	Ford Credit Floorplan Master Owner Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 05/15/10	10,000,000
12,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-3, Class A, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 06/15/11	12,009,372
4,000,000	GE Dealer Floorplan Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .04%, 5.36%, due 04/20/10	4,000,320
1,758,103	Honda Auto Receivables Owner Trust, Series 06-2, Class A1, 5.43%, due 08/21/07	1,758,217
14,000,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 5.32%, due 06/17/13	13,978,580
8,000,000	Nissan Master Owner Trust Receivables, Series 05-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 5.35%, due 07/15/10	8,002,098
11,000,000	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 5.37%, due 08/15/11	10,997,800
10,000,000	Superior Wholesale Inventory Financing Trust, Series 04-A10, Class A, Variable Rate, 1 mo. LIBOR + .10%, 5.42%, due 09/15/11	9,971,300
8,000,000	Superior Wholesale Inventory Financing Trust, Series 05, Class A, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 06/15/10	8,002,400
14,300,000	Susquehana Auto Lease Trust, Series 07-1, Class A1, 144A, 5.38%, due 02/14/08	14,302,574
8,000,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 5.59%, due 12/15/16	7,992,720
1,663,282	USAA Auto Owner Trust, Series 06-3, Class A1, 5.40%, due 08/15/07	1,663,347
2,975,004	Volkswagen Auto Lease Trust, Series 06-A, Class A1, 5.52%, due 08/20/07	2,975,599

See accompanying notes to the financial statements.
2

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Auto Financing — continued
3,992,266	Wheels SPV LLC, Series 05-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 5.40%, due 06/10/10	3,991,946
14,000,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 5.32%, due 11/15/12	14,000,000
	Total Auto Financing	147,288,620
	Business Loans — 3.44%
3,417,380	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .37%, 5.69%, due 01/25/35	3,429,340
5,480,145	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 5.71%, due 01/25/36	5,492,750
4,205,757	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 08/22/16	4,214,169
3,660,272	GE Business Loan Trust, Series 05-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .07%, 5.39%, due 06/15/14	3,660,256
2,691,050	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 5.56%, due 11/15/33	2,691,050
4,592,346	GE Commercial Equipment Financing LLC, Series 05-1, Class A3B, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 03/20/09	4,592,562
6,569,433	GE Commercial Loan Trust, Series 06-2, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .06%, 5.42%, due 04/19/15	6,578,630
3,708,530	Lehman Brothers Small Balance Commercial, Series 05-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 02/25/30	3,712,594
2,766,115	Lehman Brothers Small Balance Commercial, Series 05-2, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 09/25/30	2,769,918
4,014,378	Marlin Leasing Receivables LLC, Series 06-1A, Class A1, 144A, 5.48%, due 09/17/07	4,014,980
5,000,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 02/25/13	4,980,500
14,000,000	Textron Financial Floorplan Master Note, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 05/13/10	14,004,375
	Total Business Loans	60,141,124
	CMBS — 6.09%
5,199,658	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	5,199,252

See accompanying notes to the financial statements.
3

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	CMBS — continued
7,000,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 07/15/44	7,014,000
13,000,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, Variable Rate, 1 mo. LIBOR + .13%, 5.45%, due 12/15/20	13,006,370
7,000,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	6,975,938
4,000,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, Variable Rate, 5.34%, due 03/10/44	4,012,500
4,123,638	Greenwich Capital Commercial Funding Corp., Series 05-FL3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 10/05/20	4,123,638
5,869,526	Greenwich Capital Commercial Funding Corp., Series 06-FL4, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 5.41%, due 11/05/21	5,869,526
7,000,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, Variable Rate, 5.51%, due 04/10/38	7,081,690
11,000,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	11,323,180
6,321,764	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 5.40%, due 09/15/21	6,321,770
6,000,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, Variable Rate, 5.61%, due 05/12/39	6,119,063
15,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	15,284,180
3,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, Variable Rate, 5.74%, due 10/15/42	3,083,906
11,120,602	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 5.41%, due 09/15/21	11,139,072
	Total CMBS	106,554,085
	CMBS Collateralized Debt Obligations — 0.82%
7,000,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .32%, 5.64%, due 08/26/30	7,003,281
7,400,000	Marathon Real Estate CDO, Series 06-1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .33%, 5.65%, due 05/25/46	7,400,000
	Total CMBS Collateralized Debt Obligations	14,403,281
	Collateralized Loan Obligations — 1.40%
15,500,000	Arran, Series 06-1A, Class A3, 144A, Variable Rate, 3 mo LIBOR + .17%, 5.54%, due 06/20/25	15,503,100

See accompanying notes to the financial statements.
4

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Collateralized Loan Obligations — continued
9,000,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .25%, 5.61%, due 07/05/11	9,001,170
	Total Collateralized Loan Obligations	24,504,270
	Credit Cards — 17.38%
6,500,000	Advanta Business Card Master Trust, Series 05-A1, Class A1, Variable Rate, 1 mo. LIBOR + .07%, 5.39%, due 04/20/11	6,501,885
2,000,000	Advanta Business Card Master Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR + .06%, 5.38%, due 04/20/12	2,000,420
1,750,000	American Express Credit Account Master Trust, Series 02-6, Class A, Variable Rate, 1 mo. LIBOR + .14%, 5.46%, due 03/15/10	1,751,225
3,340,000	American Express Credit Account Master Trust, Series 03-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 09/15/10	3,344,041
5,000,000	American Express Credit Account Master Trust, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR, 5.32%, due 01/18/11	5,002,500
10,000,000	American Express Credit Account Master Trust, Series 05-5, Class A, Variable Rate, 1 mo. LIBOR + .04%, 5.36%, due 02/15/13	10,003,100
4,500,000	American Express Credit Account Master Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .03%, 5.35%, due 12/15/13	4,500,900
6,000,000	Arran, Series 2005-A, Class A, Variable Rate, 1 mo. LIBOR + .02%, 5.34%, due 12/15/10	5,998,200
15,000,000	Bank of America Credit Card Trust, Series 06-A10, Class A10, Variable Rate, 1 mo. LIBOR - .02%, 5.30%, due 02/15/12	14,999,942
1,000,000	Bank One Issuance Trust, Series 03-A10, Class A10, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 06/15/11	1,002,770
4,800,000	Bank One Issuance Trust, Series 03-A3, Class A3, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 12/15/10	4,809,936
5,760,000	Bank One Issuance Trust, Series 03-A6, Class A6, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 02/15/11	5,769,383
5,000,000	Capital One Master Trust, Series 01-6, Class A, Variable Rate, 1 mo. LIBOR + .19%, 5.51%, due 06/15/11	5,013,400
5,000,000	Capital One Master Trust, Series 02-1A, Class A, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 11/15/11	5,018,945
5,530,000	Capital One Mulit-Asset Execution Trust, Series 03-A3, Class A3, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 05/16/11	5,550,738
5,000,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, Variable Rate, 3 mo. LIBOR + .15%, 5.51%, due 06/16/14	5,025,846

See accompanying notes to the financial statements.
5

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Credit Cards — continued
11,000,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 08/15/13	11,000,000
7,875,000	Chase Credit Card Master Trust, Series 03-3, Class A, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 10/15/10	7,885,789
11,000,000	Chase Issuance Trust, Series 06-A7, Class A, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 02/15/13	10,996,150
4,500,000	Chase Issuance Trust, Series 07-A1, Class A1, Variable Rate, 1 mo. LIBOR + .02%, 5.34%, due 03/15/13	4,499,961
4,000,000	Citibank Credit Card Issuance Trust, Series 01-A1, Class A1, Variable Rate, 3 mo. LIBOR + .17%, 5.53%, due 02/07/10	4,005,600
9,000,000	Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, Variable Rate, 3 mo. LIBOR + .14%, 5.50%, due 08/15/13	9,043,200
21,400,000	Citibank Credit Card Issuance Trust, Series 03-A4, Class A4, Variable Rate, 3 mo. LIBOR + .07%, 5.44%, due 03/20/09	21,400,836
2,000,000	Citibank Credit Card Issuance Trust, Series 06-A6, Class A6, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 05/24/12	2,003,400
13,750,000	Discover Card Master Trust I, Series 03-2, Class A, Variable Rate, 1 mo. LIBOR + .13%, 5.45%, due 08/15/10	13,765,039
10,000,000	Discover Card Master Trust I, Series 04-2, Class A2, Variable Rate, 1 mo. LIBOR + .07%, 5.39%, due 05/15/12	10,016,000
10,000,000	Discover Card Master Trust I, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 09/16/10	10,001,999
5,000,000	Discover Card Master Trust I, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR + .02%, 5.34%, due 05/15/11	5,000,000
5,000,000	Discover Card Master Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 02/15/10	5,000,000
7,000,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .04%, 5.36%, due 03/15/13	7,005,911
7,000,000	Gracechurch Card Funding Plc, Series 3, Class A, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 03/15/10	7,004,375
7,000,000	Gracechurch Card Funding Plc, Series 8, Class A, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 06/15/10	7,000,700
6,900,000	Household Affinity Credit Card Master Note Trust I, Series 03-1, Class A, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 02/15/10	6,909,164
5,500,000	Household Private Label Credit Card Master Note Trust I, Series 02-2, Class A, Variable Rate, 1 mo. LIBOR + .17%, 5.49%, due 01/18/11	5,501,650

See accompanying notes to the financial statements.
6

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Credit Cards — continued
17,000,000	HSBC Private Label Credit Card Master Note, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .02%, 5.34%, due 12/16/13	17,000,000
7,500,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 01/15/14	7,536,000
5,000,000	MBNA Credit Card Master Note Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR, 5.32%, due 12/15/10	5,000,391
7,000,000	Pillar Funding Plc, Series 04-2, Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 5.50%, due 09/15/11	7,004,900
16,500,000	Turquoise Card Backed Securities Plc, Series 06-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 05/16/11	16,498,066
8,415,000	World Financial Network Credit Card Master Trust, Series 03-A, Class A2, Variable Rate, 1 mo. LIBOR + .37%, 5.69%, due 05/15/12	8,453,130
6,400,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 03/15/13	6,409,600
2,000,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .13%, 5.45%, due 02/15/17	2,000,000
	Total Credit Cards	304,235,092
	Emerging Markets Collateralized Debt Obligations — 0.23%
4,000,000	Santiago CDO Ltd., Series 05-1A, Class A, 144A, Variable Rate, 6 mo. LIBOR + .40%, 5.81%, due 04/18/17	4,000,400
	Equipment Leases — 0.40%
7,000,000	CNH Equipment Trust, Series 05-A, Class A4A, Variable Rate, 1 mo. LIBOR + .04%, 5.36%, due 06/15/12	7,000,000
	Insurance Premiums — 0.57%
7,000,000	AICCO Premium Finance Master Trust, Series 04-1A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 11/17/08	7,001,641
3,000,000	AICCO Premium Finance Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .08%, 5.40%, due 04/15/10	3,008,100
	Total Insurance Premiums	10,009,741
	Insured Auto Financing — 4.31%
5,000,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 04/20/10	4,982,250

See accompanying notes to the financial statements.
7

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Insured Auto Financing — continued
7,000,000	Aesop Funding II LLC, Series 06-1, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .22%, 5.54%, due 03/20/12	7,002,450
6,000,000	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .08%, 5.40%, due 05/06/12	6,004,863
6,500,000	AmeriCredit Automobile Receivables Trust, Series 06-RM, Class A1, MBIA, 5.37%, due 10/06/09	6,504,787
7,000,000	Capital One Auto Finance Trust, Series 05-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .05%, 5.37%, due 12/15/11	7,001,610
7,500,000	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 12/15/12	7,515,234
6,000,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .02%, 5.34%, due 07/15/13	5,997,000
12,000,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .02%, 5.34%, due 11/15/13	11,992,800
3,000,000	Hertz Vehicle Financing LLC, Series 05-1A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .14%, 5.46%, due 02/25/10	3,000,600
2,000,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 11/25/11	2,006,464
7,000,000	Rental Car Finance Corp., Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 06/25/09	7,006,027
1,479,077	UPFC Auto Receivables Trust, Series 06-B, Class A1, AMBAC, 5.34%, due 12/15/07	1,479,077
5,000,000	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	4,989,850
	Total Insured Auto Financing	75,483,012
	Insured Credit Cards — 0.40%
7,000,000	Cabela's Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 03/15/11	7,012,316
	Insured Equipment Leasing — 0.54%
9,500,000	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 08/18/21	9,500,000

See accompanying notes to the financial statements.
8

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — 0.59%
8,000,000	GMAC Mortgage Corp. Loan Trust, Series 05-HE3, Class A1, AMBAC, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 02/25/36	7,999,973
2,353,910	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, Variable Rate, 1 mo. LIBOR + .19%, 5.51%, due 11/25/35	2,356,476
	Total Insured Residential Mortgage-Backed Securities (United States)	10,356,449
	Insured Time Share — 0.34%
2,897,462	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 05/20/17	2,897,010
3,026,835	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 05/20/18	3,026,823
	Total Insured Time Share	5,923,833
	Investment Grade Corporate Collateralized Debt Obligations — 3.11%
2,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, Variable Rate, 3 mo. LIBOR + .60%, 5.97%, due 08/05/09	2,020,000
5,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, Variable Rate, 3 mo. LIBOR + .65%, 6.04%, due 12/20/09	5,062,500
3,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, Variable Rate, 3 mo. LIBOR + .75%, 6.14%, due 12/20/09	3,025,500
6,000,000	Morgan Stanley ACES SPC, Series 04-16, Class I, 144A, Variable Rate, 3 mo. LIBOR + .40%, 5.76%, due 08/05/09	6,039,000
3,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .52%, 5.89%, due 03/20/10	3,012,000
6,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, Variable Rate, 3 mo. LIBOR + .40%, 5.77%, due 12/20/10	6,024,000
3,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .45%, 5.82%, due 03/20/10	3,015,000
9,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .29%, 5.66%, due 06/20/13	9,009,000
10,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, Variable Rate, 1 mo. LIBOR + .70%, 6.07%, due 08/01/11	10,162,500
7,000,000	Salisbury International Investments Ltd., Series E, MTN, Variable Rate, 3 mo. LIBOR + .42%, 5.79%, due 06/22/10	6,987,750
	Total Investment Grade Corporate Collateralized Debt Obligations	54,357,250

See accompanying notes to the financial statements.
9

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Other — 1.31%
5,500,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	5,602,344
1,812,500	Ensec Home Finance Pool Ltd., Series 05-R1A, 144A, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 05/15/14	1,881,375
4,425,806	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 09/15/41	4,426,514
4,490,195	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 12/15/41	4,490,914
6,500,000	TIB Card Receivables Fund, 144A, FGIC, Variable Rate, 4 mo. LIBOR + .25%, 5.61%, due 01/05/14	6,513,000
	Total Other	22,914,147
	Rate Reduction Bonds — 0.94%
5,000,000	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	4,889,500
5,000,000	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	4,881,174
6,644,009	PSE&G Transition Funding LLC, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .30%, 5.66%, due 06/15/11	6,666,599
	Total Rate Reduction Bonds	16,437,273
	Residential Asset-Backed Securities (United States) — 23.83%
8,737,489	Accredited Mortage Loan Trust, Series 07-1, Class A1, Variable Rate, 1 mo. LIBOR + .05%, 5.37%, due 02/25/37	8,735,888
7,000,000	ACE Securities Corp., Series 05-AG1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 5.53%, due 08/25/35	7,000,350
1,534,000	ACE Securities Corp., Series 05-ASP1, Class A2C, Variable Rate, 1 mo. LIBOR + .27%, 5.59%, due 09/25/35	1,537,053
1,668,227	ACE Securities Corp., Series 05-SDI, Class A1, Variable Rate, 1 mo. LIBOR + .40%, 5.72%, due 11/25/50	1,670,346
10,000,000	ACE Securities Corp., Series 06-ASP5, Class A2C, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 10/25/36	9,991,500
3,418,146	ACE Securities Corp., Series 06-CW1, Class A2A, Variable Rate, 1 mo. LIBOR + .05%, 5.37%, due 07/25/36	3,417,941
5,000,000	ACE Securities Corp., Series 06-CW1, Class A2B, Variable Rate, 1 mo. LIBOR + .10%, 5.42%, due 07/25/36	4,998,650

See accompanying notes to the financial statements.
10

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
3,500,000	ACE Securities Corp., Series 06-HE3, Class A2B, Variable Rate, 1 mo. LIBOR + .09%, 5.41%, due 06/25/36	3,498,740
3,741,162	ACE Securities Corp., Series 06-SL1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 09/25/35	3,741,386
4,166,256	ACE Securities Corp., Series 06-SL3, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 5.42%, due 06/25/36	4,164,298
3,000,000	ACE Securities Corp., Series 06-SL3, Class A2, Variable Rate, 1 mo. LIBOR + .17%, 5.49%, due 06/25/36	2,991,450
4,061,424	ACE Securities Corp., Series 06-SL4, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 09/25/36	4,060,531
7,327,242	ACE Securities Corp., Series 07-ASL1, Class A2, Variable Rate, 1 mo. LIBOR + .17%, 5.49%, due 12/25/36	7,327,242
12,196,546	ACE Securities Corp., Series 07-HE1, Class A2A, Variable Rate, 1 mo. LIBOR + .09%, 5.41%, due 01/25/37	12,196,546
6,151,612	ACE Securities Corp., Series 07-WM1, Class A2A, Variable Rate, 1 mo. LIBOR + .07%, 5.39%, due 11/25/36	6,150,504
3,000,000	Aegis Asset Backed Securities Trust, Series 05-5, Class 1A2, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 12/25/35	3,002,820
24,924,836	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, Variable Rate, 1 mo. LIBOR + .21%, 5.53%, due 07/25/34	24,966,959
7,000,000	Argent Securities, Inc., Series 06-M2, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 09/25/36	6,996,920
7,000,000	Argent Securities, Inc., Series 06-W2, Class A2B, Variable Rate, 1 mo. LIBOR + .19%, 5.51%, due 03/25/36	7,004,200
2,500,000	Argent Securities, Inc., Series 06-W5, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 06/25/36	2,500,000
4,500,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 10/25/36	4,500,000
3,000,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 10/25/36	3,000,000
1,539,361	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, Variable Rate, 1 mo. LIBOR + .06%, 5.38%, due 11/25/36	1,539,601
6,500,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 5.82%, due 02/28/40	6,508,379
6,786,337	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 11/25/36	6,785,386

See accompanying notes to the financial statements.
11

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
6,000,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 11/25/36	5,999,220
5,000,000	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 02/25/37	5,000,000
58,877	Carrington Mortgage Loan Trust, Series 05-OPT2, Class A1B, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 05/25/35	59,006
6,000,000	Carrington Mortgage Loan Trust, Series 05-OPT2, Class A1C, Variable Rate, 1 mo. LIBOR + .23%, 5.55%, due 05/25/35	6,013,800
970,133	Centex Home Equity, Series 05-A, Class AV3, Variable Rate, 1 mo. LIBOR + .34%, 5.66%, due 01/25/35	970,133
8,000,000	Centex Home Equity, Series 05-C, Class AV3, Variable Rate, 1 mo. LIBOR + .23%, 5.55%, due 06/25/35	8,008,750
3,000,000	Centex Home Equity, Series 06-A, Class AV3, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 06/25/36	3,006,000
3,500,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 12/25/36	3,503,913
8,000,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 11/25/36	8,000,000
6,250,319	Citigroup Mortgage Loan Trust, Inc., Series 06-WFHE2, Class A1, Variable Rate, 1 mo. LIBOR + .04%, 5.36%, due 08/25/36	6,257,195
752,869	Countrywide Asset-Backed Certificates, Series 04-14, Class A2, Variable Rate, 1 mo. LIBOR + .27%, 5.59%, due 06/25/35	753,029
9,712,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, Variable Rate, 1 mo. LIBOR + .14%, 5.46%, due 02/25/37	9,706,765
9,208,497	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, Variable Rate, 1 mo. LIBOR + .08%, 5.40%, due 03/25/37	9,210,034
4,583,828	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 04/25/36	4,583,828
9,000,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FFH2, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 04/25/35	9,010,469
3,215,891	Fremont Home Loan Trust, Series 05-B, Class 2A2, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 04/25/35	3,213,994
1,849,771	Fremont Home Loan Trust, Series 05-C, Class 2A2, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 07/25/35	1,849,627
5,000,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 08/25/36	5,020,205

See accompanying notes to the financial statements.
12

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
7,000,000	GE-WMC Mortgage Securities, Series 05-2, Class A2B, Variable Rate, 1 mo. LIBOR + .17%, 5.49%, due 12/25/35	7,006,563
10,000,000	GE-WMC Mortgage Securities, Series 06-1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 08/25/36	10,011,000
2,585,010	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 07/25/30	2,569,258
4,791,234	GSAMP Trust, Series 05-HE3, Class A2B, Variable Rate, 1 mo. LIBOR + .22%, 5.54%, due 06/25/35	4,791,949
2,328,995	Household Home Equity Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .31%, 5.63%, due 01/20/35	2,334,544
1,654,804	Household Home Equity Loan Trust, Series 05-3, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 5.61%, due 01/20/35	1,658,294
10,683,907	HSI Asset Loan Obligation, Series 07-WF1, Class A1, Variable Rate, 1 mo. LIBOR + .06%, 5.38%, due 12/25/08	10,683,907
9,000,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 12/25/36	8,997,210
2,100,000	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 10/25/35	2,103,950
5,000,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 03/25/36	5,005,820
1,439,653	Master Asset-Backed Securities Trust, Series 06-HE1, Class A1, Variable Rate, 1 mo. LIBOR + .08%, 5.40%, due 01/25/36	1,439,775
3,000,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 06/25/36	3,000,051
6,760,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 08/25/36	6,819,887
4,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 10/25/36	4,018,232
3,837,242	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 03/25/36	3,840,366
8,296,963	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, Variable Rate, 1 mo. LIBOR + .28%, 5.60%, due 01/25/47	8,310,899
3,000,000	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 04/25/36	3,000,703
2,500,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + 0.15%, 5.47%, due 11/25/36	2,500,000

See accompanying notes to the financial statements.
13

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
10,000,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, Variable Rate, 1 mo. LIBOR + .17%, 5.49%, due 09/25/36	9,998,438
4,500,000	Nomura Home Equity Loan, Inc., Series 05-FM1, Class 2A2, Variable Rate, 1 mo. LIBOR + .22%, 5.54%, due 05/25/35	4,501,406
10,000,000	Nomura Home Equity Loan, Inc., Series 06-FM1, Class 2A3, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 07/25/36	10,000,000
8,000,000	Option One Mortgage Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 08/25/35	8,015,000
1,296,757	Park Place Securities, Inc., Series 05-WCW2, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 07/25/35	1,300,129
754,991	Park Place Securities, Inc., Series 05-WCWI, Class A3B, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 09/25/35	754,991
5,165,360	People's Choice Home Loan Securities Trust, Series 05-3, Class 1A2, Variable Rate, 1 mo. LIBOR + .27%, 5.59%, due 08/25/35	5,171,312
7,000,000	People's Choice Home Loan Securities Trust, Series 05-4, Class 1A2, Variable Rate, 1 mo. LIBOR + .26%, 5.58%, due 12/25/35	7,016,380
1,292,768	RAAC Series Trust, Series 05-RP3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .23%, 5.55%, due 05/25/39	1,292,768
4,000,000	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, Variable Rate, 1 mo. LIBOR + .23%, 5.55%, due 04/25/35	4,000,000
1,300,062	Residential Asset Securities Corp., Series 04-KS12, Class AI2, Variable Rate, 1 mo. LIBOR + .23%, 5.55%, due 01/25/35	1,300,468
10,000,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 07/25/36	9,995,000
685,154	Security National Mortgage Loan Trust, Series 05-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 5.61%, due 02/25/36	685,261
8,158,271	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 5.61%, due 10/25/36	8,159,864
3,500,000	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, Variable Rate, 1 mo. LIBOR + .26%, 5.58%, due 10/25/35	3,508,190
4,000,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 06/25/37	3,997,188
3,000,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 01/25/36	2,996,152
5,831,552	Structured Asset Securities Corp., Series 05-S6, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 5.61%, due 11/25/35	5,838,431

See accompanying notes to the financial statements.
14

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
1,905,157	Structured Asset Securities Corp., Series 05-WF1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 02/25/35	1,906,613
	Total Residential Asset-Backed Securities (United States)	416,982,657
	Residential Mortgage-Backed Securities (Australian) — 3.74%
3,321,732	Australian Mortgage Securities II, Series G3, Class A1A, Variable Rate, 3 mo. LIBOR + .21%, 5.57%, due 01/10/35	3,328,675
4,122,270	Crusade Global Trust, Series 04-2, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 5.49%, due 11/19/37	4,128,454
6,033,652	Crusade Global Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 5.42%, due 07/20/38	6,032,023
8,772,932	Interstar Millennium Trust, Series 05-1G, Class A, Variable Rate, 3 mo. LIBOR + .12%, 5.47%, due 12/08/36	8,778,021
3,622,586	Medallion Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .08%, 5.44%, due 05/10/36	3,622,550
5,401,867	Medallion Trust, Series 06-1G, Class A1, Variable Rate, 3 mo. LIBOR + .05%, 5.41%, due 06/14/37	5,402,191
9,000,000	Medallion Trust, Series 07-1G, Class A1, Variable Rate, 3 mo. LIBOR + .04%, 5.40%, due 02/27/39	9,000,000
3,041,389	National RMBS Trust, Series 04-1, Class A1, Variable Rate, 3 mo. LIBOR + .11%, 5.47%, due 03/20/34	3,043,518
10,072,490	National RMBS Trust, Series 06-3, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 5.43%, due 10/20/37	10,067,756
9,660,000	Puma Finance Ltd., Series G5, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 5.43%, due 02/21/38	9,660,000
2,452,811	Westpac Securitization Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 5.44%, due 03/23/36	2,452,320
	Total Residential Mortgage-Backed Securities (Australian)	65,515,508
	Residential Mortgage-Backed Securities (European) — 7.62%
11,000,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .11%, 5.48%, due 09/20/66	11,012,100
3,500,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .09%, 5.45%, due 02/17/52	3,500,000
10,000,000	Arran Residential Mortgages Funding Plc, Series 06-2A, Class A2B, 144A, Variable Rate, 3 mo LIBOR + .05%, 5.42%, due 09/20/56	9,996,000

See accompanying notes to the financial statements.
15

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
8,527,036	Gracechurch Mortgage Financing Plc, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .03%, 5.39%, due 11/20/31	8,522,772
3,013,812	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 5.43%, due 10/11/41	3,014,414
4,713,498	Granite Master Issuer Plc, Series 05-2, Class A4, Variable Rate, 3 mo. LIBOR + .08%, 5.44%, due 12/20/54	4,714,667
7,500,000	Granite Master Issuer Plc, Series 06-3, Class A3, Variable Rate, 3 mo. LIBOR + .04%, 5.40%, due 12/20/54	7,506,000
3,000,000	Granite Master Issuer Plc, Series 07-1, Class 1A1, Variable Rate, 1 mo. LIBOR + .03%, 5.35%, due 12/20/30	2,999,495
10,000,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 5.44%, due 07/15/40	9,999,700
14,000,000	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .06%, 5.42%, due 12/10/43	14,000,000
4,109,910	Leek Finance Plc, Series 15A, Class AB, 144A, Variable Rate, 3 mo. LIBOR + .14%, 5.51%, due 03/21/37	4,107,444
10,000,000	Leek Finance Plc, Series 16A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .16%, 5.53%, due 09/21/37	10,010,900
3,000,000	Mound Financing Plc, Series 5A, Class 2A, 144A, Variable Rate, 3 mo. LIBOR + .04%, 5.40%, due 05/08/16	3,000,000
5,190,686	Paragon Mortgages Plc, Series 11A, Class A1, 144A, Variable Rate, 1 mo. LIBOR - .01%, 5.31%, due 10/15/41	5,189,648
4,814,559	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR + .11%, 5.47%, due 11/15/38	4,814,559
3,550,000	Permanent Financing Plc, Series 6, Class 2A, Variable Rate, 3 mo. LIBOR + .09%, 5.44%, due 12/10/11	3,558,662
5,000,000	Permanent Financing Plc, Series 7, Class 2A, Variable Rate, 3 mo. LIBOR + .04%, 5.39%, due 09/10/14	5,000,196
6,000,000	Permanent Financing Plc, Series 8, Class 2A, Variable Rate, 3 mo. LIBOR + .07%, 5.42%, due 06/10/14	6,015,540
5,000,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, Variable Rate, 3 mo. LIBOR + .08%, 5.41%, due 10/15/33	5,000,000
1,919,260	Residential Mortgage Securities, Series 20A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 5.43%, due 08/10/30	1,919,335
9,500,000	RMAC Securities Plc, Series 06-NS4A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 5.41%, due 06/12/25	9,501,900
	Total Residential Mortgage-Backed Securities (European)	133,383,332

See accompanying notes to the financial statements.
16

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Student Loans — 5.83%
5,000,000	College Loan Corp. Trust, Series 04-1, Class A2, Variable Rate, 3 mo. LIBOR + .11%, 5.47%, due 04/25/16	5,004,900
2,000,000	College Loan Corp. Trust, Series 05-1, Class A1, Variable Rate, 3 mo. LIBOR + .03%, 5.39%, due 01/25/14	1,999,731
8,000,000	College Loan Corp. Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .01%, 5.34%, due 01/25/23	8,000,000
1,508,640	Collegiate Funding Services Education Loan Trust I, Series 05-A, Class A1, Variable Rate, 3 mo. LIBOR + .02%, 5.38%, due 09/29/14	1,508,404
3,526,541	Goal Capital Funding Trust, Series 06-1, Class A1, Variable Rate, 3 mo. LIBOR, 5.36%, due 08/25/20	3,526,541
3,515,925	Keycorp Student Loan Trust, Series 05-A, Class 2A1, Variable Rate, 3 mo. LIBOR + .05%, 5.42%, due 09/27/21	3,515,855
3,389,572	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, Variable Rate, 3 mo. LIBOR + .04%, 5.40%, due 06/20/15	3,398,046
8,000,000	National Collegiate Student Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 02/25/26	7,990,640
2,000,000	National Collegiate Student Loan Trust, Series 06-1, Class A2, Variable Rate, 1 mo. LIBOR + .14%, 5.46%, due 08/25/23	1,999,998
6,865,041	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 5.40%, due 08/26/19	6,862,913
7,000,000	Nelnet Student Loan Corp., Series 04-2A, Class A3, Variable Rate, 3 mo. LIBOR + .10%, 5.46%, due 11/25/15	7,002,940
9,000,000	Nelnet Student Loan Trust, Series 05-3, Class A3, Variable Rate, 3 mo. LIBOR + .05%, 5.42%, due 06/22/17	9,000,703
5,000,000	SLM Student Loan Trust, Series 05-3, Class A3, Variable Rate, 3 mo. LIBOR + .03%, 5.39%, due 07/25/16	4,996,000
8,000,000	SLM Student Loan Trust, Series 05-3, Class A4, Variable Rate, 3 mo. LIBOR + .07%, 5.43%, due 04/27/20	8,009,600
2,675,893	SLM Student Loan Trust, Series 05-4, Class A1, Variable Rate, 3 mo. LIBOR + .01%, 5.37%, due 10/26/15	2,682,047
1,714,857	SLM Student Loan Trust, Series 05-6, Class A2, Variable Rate, 3 mo. LIBOR, 5.36%, due 07/25/16	1,714,857
1,252,734	SLM Student Loan Trust, Series 05-7, Class A1, Variable Rate, 3 mo. LIBOR, 5.36%, due 01/25/18	1,252,621
8,500,000	SLM Student Loan Trust, Series 06-A, Class A2, Variable Rate, 3 mo. LIBOR + .03%, 5.39%, due 10/15/15	8,499,336

See accompanying notes to the financial statements.
17

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)/ Principal Amount		Description	Value ($)
		Student Loans — continued
	14,000,000	SLM Student Loan Trust, Series 07-2, Class A2, Variable Rate, 3 mo. LIBOR, 5.35%, due 07/25/17	14,000,000
	994,982	Wachovia Student Loan Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR - .02%, 5.34%, due 10/25/13	994,783
		Total Student Loans	101,959,915
		Trade Receivable — 0.63%
	11,000,000	ABS Global Finance Plc, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .10%, 5.42%, due 12/17/10	11,000,000
		Total Asset-Backed Securities	1,608,962,305
		Corporate Debt — 0.28%
	5,000,000	TIAA Global Markets, 144A, Variable Rate, 3 mo. LIBOR + .10%, 5.46%, due 01/12/11	5,001,700
		U.S. Government — 1.79%
	24,981,000	U.S. Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (a)	25,308,876
	6,000,000	U.S. Treasury Note, 3.75%, due 03/31/07	5,991,563
		Total U.S. Government	31,300,439
		U.S. Government Agency — 0.19%
	2,322,919	Agency for International Development Floater (Support of Jamaica), Variable Rate, 4 mo. LIBOR + .30%, 5.65%, due 10/01/18	2,322,687
	1,000,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	1,077,850
		Total U.S. Government Agency	3,400,537
		TOTAL DEBT OBLIGATIONS (COST $1,648,027,767)	1,648,664,981
		OPTIONS PURCHASED — 0.64%
		Options on Interest Rates — 0.13%
EUR	325,000,000	EUR 6 Month LIBOR Cap Call, Expires 02/16/17, Strike 10.00%	202,985
EUR	650,000,000	EUR 6 Month LIBOR Cap Call, Expires 02/27/17, Strike 10.00%	411,775
EUR	300,000,000	EUR Swaption Cap Call, Expires 10/12/07, Strike 0.05%	134,652

See accompanying notes to the financial statements.
18

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Principal Amount		Description	Value ($)
		Options on Interest Rates — continued
EUR	300,000,000	EUR Swaption Cap Call, Expires 10/15/07, Strike 0.06%	124,830
EUR	300,000,000	EUR Swaption Floor Put, Expires 10/12/07, Strike 0.05%	298,422
EUR	300,000,000	EUR Swaption Floor Put, Expires 10/15/07, Strike 0.06%	318,906
GBP	130,000,000	GBP 3 Month LIBOR Floor Put, Expires 01/31/08, Strike 5.76%	464,646
GBP	65,000,000	GBP 3 Month LIBOR Floor Put, Expires 02/05/08, Strike 5.81%	261,700
			2,217,916
		Options on Interest Rate Swaps — 0.51%
CAD	120,000,000	CAD Swaption Call, Expires 03/27/07, Strike 4.32%	80,114
CAD	120,000,000	CAD Swaption Put, Expires 03/27/07, Strike 4.32%	14,968
CAD	260,000,000	CAD Swaption Put, Expires 04/03/07, Strike 4.13%	401,918
CAD	195,000,000	CAD Swaption Put, Expires 04/03/07, Strike 4.13%	302,538
CAD	330,000,000	CAD Swaption Put, Expires 04/03/07, Strike 4.15%	433,518
EUR	78,000,000	EUR Swaption Call, Expires 03/23/07, Strike 4.22%	84,780
EUR	78,000,000	EUR Swaption Call, Expires 03/27/07, Strike 4.17%	53,337
EUR	160,800,000	EUR Swaption Call, Expires 04/16/07, Strike 4.27%	1,946,404
EUR	78,000,000	EUR Swaption Put, Expires 03/23/07, Strike 4.22%	11,138
EUR	78,000,000	EUR Swaption Put, Expires 03/27/07, Strike 4.17%	28,458
USD	104,000,000	USD Swaption Call, Expires 03/22/07, Strike 5.39%	172,636
USD	104,000,000	USD Swaption Call, Expires 03/23/07, Strike 5.38%	161,489
USD	620,000,000	USD Swaption Call, Expires 04/30/07, Strike 5.32%	4,215,585
USD	104,000,000	USD Swaption Put, Expires 03/22/07, Strike 5.39%	8,034
USD	104,000,000	USD Swaption Put, Expires 03/23/07, Strike 5.38%	10,409
USD	325,000,000	USD Swaption Put, Expires 03/27/07, Strike 5.18%	267,621
USD	202,200,000	USD Swaption Put, Expires 04/16/07, Strike 5.23%	808,270
			9,001,217
		TOTAL OPTIONS PURCHASED (COST $9,591,638)	11,219,133

See accompanying notes to the financial statements.
19

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares/ Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 8.40%
	Money Market Funds — 0.30%
5,196,104	Merrimac Cash Series-Premium Class	5,196,104
	Other Short-Term Investments — 8.10%
10,000,000	Federal Farm Credit Discount Note, 5.18%, due 03/02/07	9,998,561
17,000,000	Kittyhawk Funding Commercial Paper, 5.26%, due 03/16/07	16,962,743
15,000,000	Old Line Funding LLC Commercial Paper, 5.25%, due 03/01/07	15,000,000
15,000,000	Old Line Funding LLC Commercial Paper, 5.26%, due 03/30/07	14,936,441
35,000,000	Rabobank USA Financial Corp. Commercial Paper, 5.31%, due 03/01/07	35,000,000
50,000,000	Sheffield Receivables Commercial Paper, 5.26%, due 03/14/07	49,905,028
	Total Other Short-Term Investments	141,802,773
	TOTAL SHORT-TERM INVESTMENTS (COST $146,998,877)	146,998,877
	TOTAL INVESTMENTS — 103.24% (Cost $1,804,618,282)	1,806,882,991
	Other Assets and Liabilities (net) — (3.24%)	(56,815,590)
	TOTAL NET ASSETS — 100.00%	$1,750,067,401

See accompanying notes to the financial statements.
20

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward Currency Contracts

Settlement Date	Deliver		In Exchange For		Net Unrealized Appreciation
3/01/2007	CAD	2,188,700	USD	1,811,474	$—
3/01/2007	EUR	12,100	USD	16,018	4
3/02/2007	SEK	2,603,000	USD	372,179	322
					$326

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
87	U.S. Treasury Note 10 Yr.	June 2007	$9,447,656	$(152,510)
66	U.S. Treasury Note 5 Yr.	June 2007	6,992,906	(82,215)
				$(234,725)

See accompanying notes to the financial statements.
21

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Written Options

	Notional Amount	Expiration Date	Description	Premiums	Market Value
Call $121,000,000	03/14/2007	USDInterest Rate Swaption,	Strike 5.29%	$(671,550)	$(1,852,348)
Put 121,000,000	03/14/2007	USDInterest Rate Swaption,	Strike 5.29%	(671,550)	(59,701)
Call 121,000,000	03/21/2007	USDInterest Rate Swaption,	Strike 5.21%	(656,425)	(1,291,546)
Put 121,000,000	03/21/2007	USDInterest Rate Swaption,	Strike 5.21%	(656,425)	(270,485)
Call 122,000,000	03/28/2007	USDInterest Rate Swaption,	Strike 5.10%	(777,750)	(786,900)
Put 122,000,000	03/28/2007	USDInterest Rate Swaption,	Strike 5.10%	(777,750)	(730,902)
Call 121,000,000	03/07/2007	USDInterest Rate Swaption,	Strike 5.25%	(644,325)	(1,465,939)
Put 121,000,000	03/07/2007	USDInterest Rate Swaption,	Strike 5.25%	(644,325)	(28,259)
Put 325,000,000	03/27/2007	USDInterest Rate Swaption,	Strike 5.33%	(16,250)	(70,684)
			Total written options	$(5,516,350)	$(6,556,764)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
13,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	Eagle Creek CDO	$171,769
7,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	MS Synthetic 2006-1	13,883
5,000,000	USD	3/20/2015	Lehman Brothers	Receive	0.88%	AAA CDO	43,440
	Premiums to (Pay) Receive					$—	$229,092

See accompanying notes to the financial statements.
22

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
110,000,000	CAD	12/5/2008	Merrill Lynch	Receive	4.22%	3 month Canadian
						Dollar Offering Rate	$(36,758)
27,000,000	CAD	4/3/2009	JP Morgan Chase Bank	(Pay)	4.15%	3 month Canadian Dollar Offering Rate	21,139
2,000,000,000	SEK	4/5/2009	Barclays Bank PLC	Receive	4.08%	3 month SEK STIBOR	625,744
1,555,400,000	SEK	4/5/2009	Deutsche Bank AG	Receive	4.08%	3 month SEK STIBOR	518,034
113,100,000	GBP	4/30/2009	Deutsche Bank AG	(Pay)	5.82%	6 month GBP LIBOR	(701,970)
186,000,000	GBP	4/30/2009	JP Morgan Chase Bank	(Pay)	5.81%	6 month GBP LIBOR	(1,069,889)
10,800,000	USD	5/2/2009	Deutsche Bank AG	Receive	5.27%	3 month LIBOR	59,344
236,300,000	EUR	5/13/2009	JP Morgan Chase Bank	(Pay)	4.21%	6 month EUR LIBOR	(515,767)
110,000,000	AUD	6/20/2009	Barclays Bank PLC	Receive	6.35%	3 month AUD BBSW	(55,975)
489,000,000	CAD	6/20/2009	JP Morgan Chase Bank	(Pay)	4.00%	3 month Canadian Dollar Offering Rate	1,385,847
26,000,000	CAD	6/20/2009	Merrill Lynch	(Pay)	4.00%	3 month Canadian Dollar Offering Rate	73,685
533,000,000	USD	6/20/2009	JP Morgan Chase Bank	(Pay)	4.90%	3 month LIBOR	236,867
1,088,000,000	SEK	6/20/2009	Barclays Bank PLC	Receive	4.00%	3 month SEK STIBOR	(83,278)
1,130,000,000	SEK	6/20/2009	Deutsche Bank AG	Receive	4.00%	3 month SEK STIBOR	(86,520)
1,017,000,000	SEK	6/20/2009	JP Morgan Chase Bank	Receive	4.00%	3 month SEK STIBOR	(77,868)
406,000,000	AUD	6/20/2009	Deutsche Bank AG	Receive	6.35%	6 month AUD BBSW	(206,332)
143,000,000	CHF	6/20/2009	JP Morgan Chase Bank	Receive	2.50%	6 month CHF LIBOR	(348,498)
90,000,000	CHF	6/20/2009	Merrill Lynch	Receive	2.50%	6 month CHF LIBOR	(219,335)
277,000,000	EUR	6/20/2009	JP Morgan Chase Bank	Receive	3.80%	6 month EUR LIBOR	(2,177,034)
105,000,000	GBP	6/20/2009	JP Morgan Chase Bank	Receive	5.30%	6 month GBP LIBOR	(1,277,605)
15,900,000,000	JPY	6/20/2009	JP Morgan Chase Bank	(Pay)	1.10%	6 month JPY LIBOR	(140,835)
23,900,000,000	JPY	6/20/2009	Merrill Lynch	(Pay)	1.10%	6 month JPY LIBOR	(211,696)
320,000,000	EUR	5/13/2010	JP Morgan Chase Bank	Receive	4.19%	6 month EUR LIBOR	1,047,593
113,000,000	CAD	12/5/2011	Merrill Lynch	(Pay)	4.34%	3 month Canadian Dollar Offering Rate	(420,487)
5,000,000	USD	2/7/2012	Deutsche Bank AG	(Pay)	4.33%	3 month LIBOR	139,595
100,200,000	EUR	5/13/2012	JP Morgan Chase Bank	(Pay)	4.21%	6 month EUR LIBOR	(565,588)
15,000,000	USD	2/8/2015	JP Morgan Chase Bank	(Pay)	4.47%	3 month LIBOR	693,159
38,000,000	CAD	12/5/2016	Merrill Lynch	Receive	4.58%	3 month Canadian Dollar Offering Rate	357,556
98,800,000	USD	3/19/2017	JP Morgan Chase Bank	(Pay)	5.01%	3 month LIBOR	662,670
685,500,000	SEK	3/19/2017	Deutsche Bank AG	Receive	4.10%	3 month SEK STIBOR	(1,318,129)
24,400,000	USD	4/18/2017	JP Morgan Chase Bank	(Pay)	5.23%	3 month LIBOR	(246,866)
15,400,000	EUR	4/18/2017	JP Morgan Chase Bank	(Pay)	4.27%	6 month EUR LIBOR	(110,970)
112,900,000	USD	5/20/2017	JP Morgan Chase Bank	(Pay)	5.18%	3 month LIBOR	(787,552)

See accompanying notes to the financial statements.
23

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
86,500,000	EUR	5/21/2017	JP Morgan Chase Bank	Receive	4.28%	6 month EUR LIBOR	728,431
116,000,000	CAD	6/20/2017	JP Morgan Chase Bank	Receive	4.30%	3 month Canadian Dollar Offering Rate	(1,328,588)
6,000,000	CAD	6/20/2017	Merrill Lynch	Receive	4.30%	3 month Canadian Dollar Offering Rate	(68,720)
134,000,000	USD	6/20/2017	JP Morgan Chase Bank	Receive	5.00%	3 month LIBOR	(928,228)
258,000,000	SEK	6/20/2017	Barclays Bank PLC	(Pay)	4.00%	3 month SEK STIBOR	855,830
266,000,000	SEK	6/20/2017	Deutsche Bank AG	(Pay)	4.00%	3 month SEK STIBOR	882,367
221,000,000	SEK	6/20/2017	JP Morgan Chase Bank	(Pay)	4.00%	3 month SEK STIBOR	733,095
28,000,000	AUD	6/20/2017	Barclays Bank PLC	(Pay)	6.15%	6 month AUD BBSW	77,077
105,000,000	AUD	6/20/2017	Deutsche Bank AG	(Pay)	6.15%	6 month AUD BBSW	289,038
32,000,000	CHF	6/20/2017	JP Morgan Chase Bank	(Pay)	2.70%	6 month CHF LIBOR	410,319
20,000,000	CHF	6/20/2017	Merrill Lynch	(Pay)	2.70%	6 month CHF LIBOR	256,449
64,000,000	EUR	6/20/2017	JP Morgan Chase Bank	(Pay)	3.90%	6 month EUR LIBOR	2,058,366
26,000,000	GBP	6/20/2017	JP Morgan Chase Bank	(Pay)	4.90%	6 month GBP LIBOR	945,580
3,300,000,000	JPY	6/20/2017	JP Morgan Chase Bank	Receive	1.80%	6 month JPY LIBOR	(136,161)
5,100,000,000	JPY	6/20/2017	Merrill Lynch	Receive	1.80%	6 month JPY LIBOR	(210,430)
	Premiums to (Pay) Receive					$1,261,195	$(273,294)

See accompanying notes to the financial statements.
24

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BBSW - Bank Bill Swap Rate

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

STIBOR - Stockholm Interbank Offered Rate

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2007, which are subject to change based on the terms of the security.

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and collateral on open swap contracts (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

See accompanying notes to the financial statements.
25

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — Year Ended February 28, 2007

Assets:
Investments, at value (cost $1,804,618,282) (Note 2)	$1,806,882,991
Cash	5,560
Receivable for Fund shares sold	4,100,000
Interest receivable	5,450,812
Unrealized appreciation on open forward currency contracts (Note 2)	326
Receivable for variation margin on open futures contracts (Note 2)	32,789
Receivable for open swap contracts (Note 2)	13,286,877
Receivable for closed swap contracts (Note 2)	916,903
Receivable for expenses reimbursed by Manager (Note 3)	36,232
Total assets	1,830,712,490
Liabilities:
Payable for investments purchased	59,961,300
Written options outstanding, at value (premiums $5,516,350) (Note 2)	6,556,764
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	6,397
Interest payable for open swap contracts	115,611
Payable for open swap contracts (Note 2)	13,331,079
Payable for option premiums (Note 2)	539,466
Accrued expenses	134,472
Total liabilities	80,645,089
Net assets	$1,750,067,401
Net assets consist of:
Net Capital(1)	$1,747,860,494
Net unrealized appreciation	2,206,907
$1,750,067,401
Shares outstanding:	67,341,030
Net asset value per share:	$25.99

(1)  Net capital includes net investment income (loss) and net realized gain (loss) on investments.

See accompanying notes to the financial statements.
26

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Interest	$71,754,067
Total investment income	71,754,067
Expenses:
Custodian, fund accounting agent and transfer agent fees	212,548
Audit and tax fees	86,586
Legal fees	44,860
Trustees fees and related expenses (Note 3)	18,132
Interest expense (Note 2)	14,271
Miscellaneous	19,910
Total expenses	396,307
Fees and expenses reimbursed by Manager (Note 3)	(342,194)
Net expenses	54,113
Net investment income (loss)	71,699,954
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	1,986,319
Closed futures contracts	(14,837,700)
Closed swap contracts	(29,433,266)
Written options	605,273
Foreign currency, forward contracts and foreign currency related transactions	4,156
Net realized gain (loss)	(41,675,218)
Change in net unrealized appreciation (depreciation) on:
Investments	3,846,538
Open futures contracts	1,460,931
Open swap contracts	8,183,452
Written options	(2,480,883)
Foreign currency, forward contracts and foreign currency related transactions	237
Net unrealized gain (loss)	11,010,275
Net realized and unrealized gain (loss)	(30,664,943)
Net increase (decrease) in net assets resulting from operations	$41,035,011

See accompanying notes to the financial statements.
27

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$71,699,954	$32,700,349
Net realized gain (loss)	(41,675,218)	(19,117,031)
Change in net unrealized appreciation (depreciation)	11,010,275	(9,650,704)
Net increase (decrease) in net assets from operations	41,035,011	3,932,614
Net share transactions (Note 7):	696,755,000	426,066,000
Total increase (decrease) in net assets	737,790,011	429,998,614
Net assets:
Beginning of period	1,012,277,390	582,278,776
End of period	$1,750,067,401	$1,012,277,390

See accompanying notes to the financial statements.
28

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28,
	2007		2006		2005(a)
Net asset value, beginning of period	$25.23		$25.17		$25.00
Income (loss) from investment operations:
Net investment income (loss)†	1.36		0.96		0.15
Net realized and unrealized gain (loss)	(0.60)		(0.90)		0.02
Total from investment operations	0.76		0.06		0.17
Net asset value, end of period	$25.99		$25.23		$25.17
Total Return(b)	3.01%		0.24%		0.68	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,750,067		$1,012,277		$582,279
Net expenses to average daily net assets	0.00	%(c)	0.00	%(c)	0.01	%*
Interest expense to average daily net assets	0.00	%(c)	—		—
Total net expenses to average daily net assets	0.00	%(c)	0.00	%(c)	0.01	%*
Net investment income to average daily net assets	5.36%		3.84%		2.21	%*
Portfolio turnover rate	93%		31%		8	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03%		0.03%		0.06	%*

(a)  Period from November 22, 2004 (commencement of operations) through February 28, 2005.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  Ratio is less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
29

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO World Opportunity Overlay Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of the JPMorgan U.S. 3 Month Cash Index. The Fund's investment program has two principal components. One component of the Fund's investment program involves the use of derivatives, primarily interest rate swap contracts, to seek to exploit misvaluations in world interest rates and to add value relative to the JPMorgan U.S. 3 Month Cash Index. The other component of the Fund's investment program involves making direct investments primarily in high quality U.S. and foreign fixed income securities, in particular asset-backed securities, to gain exposure to the JPMorgan U.S. 3 Month Cash Index (and to securities with similar characteristics to those in the benchmark) and to generate a core return.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

30

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 32.06% of net assets.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

31

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

32

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

For the year ended February 28, 2007, the Fund's investment activity in written option contracts was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts	Premiums
Outstanding, beginning of period	$212,000,000	$1,374,150	$212,000,000	$1,374,150
Options written	2,690,000,000	9,013,700	2,262,000,000	9,829,675
Options exercised	(1,352,000,000)	(5,404,550)	(360,000,000)	(2,091,000)
Options expired	(740,000,000)	(2,217,000)	(1,629,000,000)	(6,362,775)
Options sold	—	—	—	—
	$810,000,000	$2,766,300	$485,000,000	$2,750,050

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the

33

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. There were no loan agreements outstanding at the end of the period.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these

34

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the

35

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2007, the Fund did not participate in securities lending.

Taxes

The Fund elected to be taxed as a partnership for federal income tax purposes. As a partnership, the Fund will not be subject to federal and state income tax. Instead, each shareholder is responsible for the tax liability or benefit related to his/her allocable share of taxable income or loss. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,804,618,282	$5,444,308	$(3,179,599)	$2,264,709

Distributions

The Fund does not intend to make any distributions to its shareholders but may do so in the sole discretion of the Trustees.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

36

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, the Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 (excluding fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $12,598 and $11,166, respectively. The compensation and expenses paid to the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

37

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

4.  Purchases and sales of securities

For the year ended February 28, 2007, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$5,967,891	$25,000,000
Investments (non-U.S. Government securities)	1,291,981,071	1,144,051,885

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2007, 79.71% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Each of the shareholders are other funds of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, all of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
	Shares	Amount	Shares	Amount
Shares sold	47,430,776	$1,214,765,000	21,368,341	$535,516,000
Shares repurchased	(20,215,136)	(518,010,000)	(4,377,470)	(109,450,000)
Net increase (decrease)	27,215,640	$696,755,000	16,990,871	$426,066,000

38

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO World Opportunity Overlay Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunity Overlay Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

39

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio		Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	0.00	%**	$1,000.00	$1,021.60	$0.00	***
2) Hypothetical	0.00	%**	$1,000.00	$1,024.79	$0.00	***

*  Expenses are calculated using the annualized expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

**  Annualized net expense ratios are less then 0.01%

***  Net expenses incurred are less than $0.01.

40

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

41

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

42

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

43

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

44

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Active Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Foreign Small Companies Fund returned +29.9% for the fiscal year ended February 28, 2007, as compared to +23.7% for the S&P/Citigroup EMI World ex-U.S. Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in equity securities of small companies in countries outside of the U.S. throughout the period.

Fair value pricing of the Fund added 0.2% to returns versus the benchmark, which utilizes local close prices. Using the local close, which we do for attribution, the Fund returned +29.7% for the fiscal year.

Stock selection added 4.2% to returns for the fiscal year. Stock selection outperformed in Japan, Canada, Germany, and the United Kingdom.

Country selection added 1.9% to performance for the fiscal year. The largest positive impact came from an underweight position in Japan which added 1.8% to returns.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Foreign Small Companies Fund Class III Shares and the S&P/Citigroup EMI World ex-U.S. Index
As of February 28, 2007

$50,000,000
$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2/28/97
$10,000,000
$45,398,690
$28,448,760
GMO Foreign Small Companies Fund
S&P/Citigroup EMI World ex-U.S. Index

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	29.94%	26.66%	16.33%	n/a
Class IV	30.00%	n/a	n/a	**6/14/02** 25.87%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Fund commenced operations on June 30, 2000 subsequent to a transaction involving, in essence, the reorganization of the GMO Small Cap Active Pool of the Common Fund for Non-Profit Organizations (the "GMO Pool") as the GMO Foreign Small Companies Fund. All information relating to the time periods prior to June 30, 2000 relates to the GMO Pool. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class IV will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	93.41%
Short-Term Investments	6.91
Preferred Stocks	2.29
Rights and Warrants	0.00
Other	(2.61)
100.00%
Country Summary	% of Equity Investments
United Kingdom	22.34%
Germany	13.88
Japan	12.21
Italy	5.88
France	5.82
Switzerland	5.05
Canada	4.23
Finland	3.44
Norway	3.36
Brazil	3.16
Spain	2.79
Australia	2.65
Ireland	1.94
South Korea	1.84
Taiwan	1.80
Hong Kong	1.55
Singapore	1.32
Netherlands	1.26
Austria	1.10
Belgium	0.85
Sweden	0.73
Mexico	0.49
Malaysia	0.48
Philippines	0.47
Thailand	0.34
India	0.25
New Zealand	0.25
Denmark	0.19
China	0.12
Chile	0.12
Egypt	0.09
100.00%

1

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Industry Sector Summary	% of Equity Investments
Industrials	24.79%
Consumer Discretionary	22.03
Financials	21.74
Materials	7.85
Consumer Staples	7.42
Information Technology	6.00
Energy	4.24
Utilities	2.86
Health Care	2.03
Telecommunication Services	1.04
100.00%

2

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 93.41%
	Australia — 2.53%
1,150,000	Commander Communications Ltd (a)	1,778,554
421,897	Consolidated Rutile Ltd	236,113
895,202	Funtastic Ltd	1,275,518
1,728,322	Futuris Corp Ltd	2,868,924
658,100	Gunns Ltd	1,414,877
500,000	Macquarie Communications Group	2,346,051
600,000	Macquarie Infrastructure Group	1,816,409
1,000,000	Marquarie Airports	2,917,751
807,869	McGuigan Simeon Wines Ltd *	2,008,921
286,000	Multiplex Group	996,721
800,000	Pacific Brands Ltd	1,848,855
850,000	PaperlinX Ltd	2,714,824
438,800	PMP Ltd *	656,335
514,716	Santos Ltd	3,795,899
1,500,000	SP AusNet	1,618,071
	Total Australia	28,293,823
	Austria — 1.05%
9,900	Agrana Beteiligungs AG	993,955
67,000	Boehler Uddeholm (Bearer)	4,923,200
15,400	EVN AG	1,730,989
20,677	Flughafen Wien AG (a)	1,915,447
35,000	Wienerberger AG	2,149,306
	Total Austria	11,712,897
	Belgium — 0.81%
102,000	AGFA-Gevaert NV	2,269,015
33,278	Bekaert NV	3,988,755
26,964	Omega Pharma SA	2,081,146
5,006	Unibra SA	716,733
	Total Belgium	9,055,649

See accompanying notes to the financial statements.
3

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Brazil — 1.41%
31,700	Abyara Planejamento *	876,029
300,000	Klabin Segall SA *	2,327,281
300,000	Porto Seguro SA	9,903,325
240,600	Terna Participacoes SA *	2,655,053
	Total Brazil	15,761,688
	Canada — 4.04%
2,281,300	Bayou Bend Petroleum Ltd *	3,744,952
150,000	Biovail Corp	3,107,473
2,752,300	Breakwater Resources Ltd *	4,941,715
399,300	CHC Helicopter Corp Class A	8,190,156
90,600	KAP Resources Ltd * (b)	775
333,500	Linamar Corp	4,245,738
560,000	Lionore Mining Intl Ltd *	7,517,100
271,400	Quebecor World Inc	3,596,700
316,200	RONA Inc *	6,339,680
239,200	SXR Uranium One Inc (a)	3,464,473
	Total Canada	45,148,762
	Chile — 0.11%
54,600	Inversiones Aguas Metropolitanas SA ADR 144A (b)	1,275,538
	China — 0.12%
644,000	Anhui Expressway Co Ltd	569,165
169,000	China Coal Energy Co Class H *	157,471
983,000	Xingda International Holdings Ltd *	597,626
	Total China	1,324,262
	Denmark — 0.18%
75,000	H Lundbeck A/S	2,002,342
	Egypt — 0.09%
30,000	Lecico Egypt SAE GDR	236,400
95,000	Lecico Egypt SAE GDR 144A	748,600
	Total Egypt	985,000

See accompanying notes to the financial statements.
4

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Finland — 3.29%
430,200	Marimekko Oyj	9,185,511
511,979	Nokian Renkaat Oyj (a)	12,500,245
224,200	Poyry Oyj	3,881,958
46,100	Ramirent Oyj	3,379,409
222,800	Uponor Oyj	7,803,033
	Total Finland	36,750,156
	France — 5.53%
3,700	Casino Guichard-Perrachon SA	318,250
23,271	Christian Dalloz	3,044,242
51,420	Clarins	3,772,711
7,250	Damart SA	2,059,179
6,450	Damartex SA	234,009
38,600	Essilor International SA	4,400,032
41,870	Eurazeo	6,138,188
142,100	Fimatex * (a)	2,060,329
6,300	Gaumont SA	591,338
48,200	GFI Industries SA (a)	4,271,113
9,000	Guyenne et Gascogne SA	1,237,675
17,700	Klepierre	3,484,070
75,000	M6-Metropole Television (a)	2,659,219
53,500	Michelin SA Class B	5,557,612
94,070	Natixis	2,485,954
51,900	Peugeot SA	3,499,382
45,000	Publicis Groupe	2,015,275
1,351	SAGA	75,090
20,350	Seb SA	3,379,413
12,881	Sequana Capital	388,575
21,000	Thales SA	1,080,211
45,472	Virbac SA	3,010,153
87,141	Zodiac SA (a)	5,919,875
	Total France	61,681,895

See accompanying notes to the financial statements.
5

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Germany — 12.70%
116,080	Aareal Bank AG *	5,386,706
170,464	Adidas AG	8,356,110
73,000	AWD Holding AG	3,226,428
15,200	Axel Springer AG	2,836,011
55,800	Beiersdorf AG (Bearer)	3,604,569
226,955	Cat Oil AG *	6,229,611
113,700	Commerzbank AG	4,673,530
15,900	Continental AG	1,980,745
95,100	Depfa Bank Plc	1,603,425
98,000	DIC Asset AG	4,136,655
162,216	Eurocastle Investment	9,068,630
200,000	Francotyp-Postalia Holdings AG *	5,055,197
7,017	Fraport AG (a)	577,388
269,000	Gagfah SA * (a)	7,511,202
79,367	Grenkeleasing AG	3,263,901
87,220	Heidelberger Druckmaschinen	3,714,945
60,300	Hypo Real Estate Holding AG	3,813,882
155,000	IWKA AG * (a)	4,533,771
76,620	Medion AG	878,517
99,000	Metro AG	6,840,275
150,000	Mobilcom AG * (a)	4,279,893
129,780	MTU Aero Engines Holding	6,827,628
258,600	Patrizia Immobilien AG * (a)	7,145,963
195,684	Praktiker Bau-Und Heim	6,700,834
15,000	Puma AG Rudolf Dassler Sport	5,327,694
402,000	SGL Carbon AG *	10,731,023
175,000	Symrise AG *	4,423,297
50,900	Techem AG * (a)	3,739,603
27,300	Thielert AG * (a)	749,222
30,000	Wacker-Chemie AG *	4,562,917
	Total Germany	141,779,572

See accompanying notes to the financial statements.
6

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Hong Kong — 1.48%
2,880,000	Chinese Estates Holdings Ltd	3,886,397
1,550,000	Hong Kong & Shanghai Hotels	2,559,176
1,925,000	Industrial & Commercial Bank of China	4,163,795
4,009,000	Samson Holding Ltd	2,435,777
332,600	Wing Lung Bank	3,484,339
	Total Hong Kong	16,529,484
	India — 0.24%
363,756	Sakthi Sugars Ltd *	548,011
900,000	Welspun Gujarat Stahl Ltd	2,165,173
	Total India	2,713,184
	Ireland — 1.85%
196,346	Anglo Irish Bank Corp	4,182,348
507,600	Blackrock International *	362,601
65,745	CRH Plc	2,744,095
55,000	FBD Holdings Plc	2,983,412
46,000	Grafton Group Plc *	725,558
379,440	IFG Group Plc	1,179,859
124,000	Irish Continental Group Plc *	2,575,805
209,500	Irish Life & Permanent Plc	5,937,466
	Total Ireland	20,691,144
	Italy — 5.60%
355,000	Arnoldo Mondadori Editore SPA	3,665,672
107,000	Banca Popolare di Verona (a)	3,233,514
187,500	Banche Popolari Unite Scrl (a)	5,320,587
157,000	Brembo SPA	2,051,606
179,200	Buzzi Unicem SPA	5,242,383
436,100	Campari	4,419,127
232,700	Finmeccanica SPA	6,851,128
307,716	Grouppo Editoriale L'Espresso (a)	1,612,738
1,228,700	IFIL SPA	11,094,199
300,300	Indesit Company SPA	5,647,877

See accompanying notes to the financial statements.
7

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Italy — continued
621,425	Intesa San Paolo	4,512,880
100,000	Italcementi SPA	2,997,255
30,000	Pagnossin SPA * (b)	6,626
600,000	Snam Rete Gas SPA (a)	3,580,906
909,364	Telecom Italia SPA - Di RISP	2,307,292
	Total Italy	62,543,790
	Japan — 11.69%
450,000	Akebono Brake Industry Co (a)	3,964,872
50,000	Argo Graphics Inc	757,003
240,000	Asahi Soft Drinks Co Ltd	3,612,781
40,000	Bank of Iwate Ltd (The)	2,248,639
500,000	Capcom (a)	7,855,546
180,000	Daimaru Inc (The)	2,504,182
200,000	Daito Trust Construction Co Ltd	9,645,365
80,000	Diamond Lease Co Ltd (a)	3,963,231
360,000	Hitachi High Technologies Corp	10,107,431
600	Japan Retail Fund Investment Corp	5,614,590
800,000	Marubeni Corp	5,043,450
450,000	Nabtesco Corp (a)	5,561,746
350,000	NHK Spring Co Ltd	3,593,209
1	Orix JREIT Inc	8,699
450,000	Sanwa Shutter Corp	2,794,687
625,000	Shimadzu Corp	5,430,033
1,935,000	Showa Denko	7,315,016
200,000	Sumitomo Rubber Industries	2,380,846
2,000,000	Tokyu Land Corp	23,930,303
325,000	Toyo Suisan Kaisha Ltd	5,967,140
2,400,000	Ube Industries Ltd	7,789,075
350,000	Yamaha Motor Co Ltd	10,418,678
	Total Japan	130,506,522

See accompanying notes to the financial statements.
8

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Malaysia — 0.46%
4,675,000	E&O Property Development *	3,446,928
1,400,000	Road Builders	1,700,622
	Total Malaysia	5,147,550
	Mexico — 0.47%
1,200,000	Controladora Comercial Mexicana SA de CV	3,041,866
1,500,000	Sare Holding SA de CV *	2,203,472
	Total Mexico	5,245,338
	Netherlands — 1.21%
136,097	Buhrmann NV	1,856,818
96,300	Fortis NV	4,137,702
463,139	Hagemeyer NV *	2,187,545
43,700	Imtech NV	2,992,382
170,000	Koninklijke Wessanen NV (a)	2,297,209
	Total Netherlands	13,471,656
	New Zealand — 0.24%
485,400	Air New Zealand	798,368
1,200,000	Canwest Mediaworks	1,868,345
	Total New Zealand	2,666,713
	Norway — 3.22%
1,452,334	Ability Drilling ASA *	4,025,874
46,400	Bergensen Worldwide Gas ASA	558,671
610,400	Block Watne Gruppen ASA *	4,322,043
999,405	Eitzen Chemical ASA *	4,367,381
450,490	Ekornes ASA	10,580,813
272,500	Geo ASA * (a)	2,234,338
397,385	Prosafe ASA	5,610,621
1,000,000	Sea Lift Ltd *	2,282,826
1,000,000	Sea Production Ltd *	1,956,708
	Total Norway	35,939,275

See accompanying notes to the financial statements.
9

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Philippines — 0.45%
37,838,000	Filinvest Land Inc *	1,335,606
1,147,500	First General Corp	1,212,563
6,373,700	Robinsons Land Corp Class B	2,442,802
	Total Philippines	4,990,971
	Singapore — 1.27%
17,296,000	Anwell Technologies Ltd *	1,018,011
2,200,000	Banyan Tree Holdings Inc *	2,620,260
346,000	Gold Peak Batteries International	289,725
6,278,000	Huan Hsin Holdings Ltd	2,219,532
2,962,000	LMA International NV *	1,037,504
1,587,000	People's Food Holdings Ltd	1,484,874
2,000,000	Petra Foods Ltd	2,145,445
1,132,000	STATS ChipPAC Ltd *	1,116,306
1,268,750	Unisteel Technology Ltd	2,191,500
	Total Singapore	14,123,157
	South Korea — 1.74%
38,980	Asia Cement Co Ltd	1,756,980
378,290	Handsome Corp	5,795,523
144,000	Kooksoondang Co Ltd	939,941
81,100	Korea Electric Terminal Co	1,340,995
320,963	Kortek Corp	2,101,662
61,000	Pulmuone Co Ltd	1,905,527
49,800	Samsung SDI Co Ltd	3,349,776
43,900	Samsung SDI Co Ltd GDR 144A * (b)	735,395
40,000	Samsung Techwin Co Ltd	1,487,861
	Total South Korea	19,413,660
	Spain — 2.67%
57,000	ACS Actividades de Construccion y Servicios SA	3,219,830
63,060	Aguas de Barcelona SA Class A *	2,119,182
14,400	Altadis SA	729,894
10,649	Bankinter SA	787,127

See accompanying notes to the financial statements.
10

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Spain — continued
38,296	Cia de Distribucion Integral Logista SA	2,500,056
40,000	Fomento de Construcciones y Contratas SA	4,153,588
15,597	Gas Natural SDG SA	666,745
110,000	Generale De Alquiler *	2,678,489
30,000	Red Electrica de Espana	1,363,514
630	Sociedad General de Aguas de Barcelona SA (New Shares) *	20,709
100,000	Tecnicas Reunidas SA *	4,525,778
43,864	Union Fenosa SA	2,197,101
628,157	Uralita SA	4,809,654
	Total Spain	29,771,667
	Sweden — 0.70%
139,300	Cardo AB	5,194,782
123,900	Lindab International AB *	2,621,866
	Total Sweden	7,816,648
	Switzerland — 4.83%
2,131	Bank Sarasin & Cie AG Class B (Registered)	7,942,261
14,450	Bobst Group AG (Registered)	750,665
86,286	Charles Voegele Holding AG *	8,101,206
700	Eichhof Holding AG	1,147,441
2,389	Forbo Holdings AG (Registered) *	970,945
2,894	Geberit AG (Registered)	4,767,117
17,510	Helvetia Patria Holding (Registered)	6,829,253
1,000	Jelmoli Holding AG (Bearer)	3,028,549
3,250	Jelmoli Holding AG (Registered)	2,009,045
200,309	Kardex AG *	8,366,319
552	SGS SA (Registered)	621,919
18,700	Swatch Group AG	4,554,366
17,908	Valiant Holding (Registered) *	2,194,701
9,350	Valora Holding AG	2,643,129
	Total Switzerland	53,926,916

See accompanying notes to the financial statements.
11

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Taiwan — 1.73%
160,000	104 Corp	972,306
4,319,000	Arima Computer Corp *	1,023,518
2,975,500	Benq Corp *	1,420,456
3,128,000	China Life Insurance Co Ltd *	1,589,651
2,030,000	China Motor Corp Ltd	1,917,238
1,000,000	Continental Engineering Corp	832,313
427,380	E.Sun Financial Holdings Co Ltd	278,084
826,000	Fubon Financial Holding Co Ltd	752,425
29,000	Fubon Financial Holding Co Ltd GDR (Registered)	266,800
4,416,000	Gold Circuit Electronics Ltd	3,800,749
1,641,000	Phoenixtec Power Co Ltd	1,700,156
2,094,398	Sunplus Technology Co Ltd	2,414,132
2,417,940	Tsann Kuen Enterprises Co Ltd	2,324,752
	Total Taiwan	19,292,580
	Thailand — 0.32%
13,500,000	Asian Property Development Pcl (Foreign Registered) (b)	1,727,456
9,000,000	Home Product Center Pcl (Foreign Registered) (b)	1,362,234
3,787,000	Sino Thai Engineering & Construction Pcl (Foreign Registered) (b)	493,662
	Total Thailand	3,583,352
	United Kingdom — 21.38%
145,000	Alliance & Leicester Plc	3,167,252
187,582	Alliance Boots Plc	2,899,395
582,342	Balfour Beatty Plc	5,160,171
357,000	BBA Aviation Plc	1,908,811
303,633	Biffa Plc	1,936,746
687,250	Bodycote International Plc	3,611,556
533,333	Brit Insurance Holdings Plc	3,225,604
438,800	British Airways Plc *	4,619,704
514,100	Carphone Warehouse Group Plc (a)	2,980,840
573,403	Cattle's Plc	4,876,773
500,000	Centrica Plc	3,661,863
144,888	Chemring Group	4,968,798

See accompanying notes to the financial statements.
12

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United Kingdom — continued
550,000	Cobham Plc	2,138,635
742,000	Compass Group Plc	4,401,492
106,951	Computacenter Plc	575,334
200,000	Davis Service Group (Ordinary)	2,025,078
1,500,000	Dawnay Day Treveria Plc	2,776,851
3,300,000	Dimension Data Holdings Plc *	3,109,269
106,250	Fiberweb Plc *	440,338
61,000	Filtrona Plc	293,339
696,493	FKI Plc	1,498,389
307,600	Fyffes Plc	470,288
189,952	Gallaher Group Plc	4,198,243
50,000	Go-Ahead Group Plc	2,322,450
615,000	Group 4 Securicor Plc	2,220,820
315,000	Hanson Plc	5,026,006
171,747	Hays Plc	497,943
386,049	ICAP Plc	3,555,852
102,400	Imperial Tobacco Group Plc	4,264,115
600,000	Inmarsat Plc	4,503,717
300,000	ISOFT Group Plc *	260,741
475,000	ITV Plc	1,020,671
425,000	JJB Sports Plc	2,088,245
115,000	Johnson Matthey Plc	3,469,362
104,929	Kazakhmys Plc	2,257,517
335,000	Kelda Group Plc	5,842,822
360,000	Kesa Electricals Plc	2,380,220
237,344	Kier Group Plc	10,514,486
96,000	Lamprell Plc *	480,824
146,000	Misys Plc	667,333
250,000	Mitie Group Plc	1,126,342
407,142	N Brown Group	2,537,810
100,000	Next Plc	3,999,206
250,300	Northern Rock Plc	5,555,825
1,100,000	Northgate Info Solutions Plc	1,756,323
497,357	Pennon Group	5,228,673

See accompanying notes to the financial statements.
13

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United Kingdom — continued
823,614	Photo-Me International Plc	1,284,455
305,555	Playtech Ltd	1,921,819
850,000	Premier Foods Plc	5,135,300
115,000	Provident Financial Plc	1,648,497
50,000	Punch Taverns Plc	1,129,779
600,000	Qinetiq Plc	2,257,162
516,254	Resolution Plc	6,348,656
375,736	Rexam Plc	3,703,662
750,000	RM Plc	2,901,442
1,071,893	Royal & Sun Alliance Insurance Group	3,223,515
1,000,000	Sage Group Plc	5,035,295
366,056	Serco Group Plc	3,057,860
275,000	Shire Plc	5,841,250
432,000	Slough Estates Plc	6,277,383
755,160	Smith (David S.) Holdings Plc	3,012,772
165,600	Smith News Plc	480,902
100,000	Soco International Plc * (a)	2,472,708
58,600	Tate & Lyle Plc	644,463
400,300	Tomkins Plc	2,013,506
700,000	Torex Retail Plc (b)	143,506
307,600	Total Produce Plc *	314,170
110,000	Travis Perkins Plc	4,213,512
220,000	Trinity Mirror Plc	2,109,619
1,080,000	TT Group Plc	4,735,762
155,700	Ultra Electronics Holdings	3,652,080
16,179	Venture Production (Ordinary Shares) *	208,171
165,600	WH Smith Plc	1,289,994
270,366	William Hill Plc	3,353,354
1,036,882	William Morrison Supermarkets Plc	6,026,886
137,800	Wolseley Plc	3,459,953
850,000	Wood Group (John) Plc	4,433,430
140,588	Xstrata Plc	6,581,562
275,000	Yell Group Plc	3,226,156
	Total United Kingdom	238,660,653
	TOTAL COMMON STOCKS (COST $656,221,013)	1,042,805,844

See accompanying notes to the financial statements.
14

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	PREFERRED STOCKS — 2.29%
	Brazil — 1.61%
925,000	Iochpe Maxion SA 2.21%	9,073,332
337,500	Saraiva SA Livreiros 0.14%	4,233,671
160,000	Tam SA 0.34% *	4,700,778
	Total Brazil	18,007,781
	France — 0.04%
6,800	Casino Guichard-Perrachon SA 4.09%	463,011
	Germany — 0.59%
24,800	Henkel KGaA 1.42%	3,499,420
34,400	Volkswagen AG 2.02%	3,026,503
	Total Germany	6,525,923
	Italy — 0.03%
10,000	IFI Istituto Finanziario Industries *	335,766
	South Korea — 0.02%
5,600	Samsung SDI Co Ltd 1.56%	248,964
	TOTAL PREFERRED STOCKS (COST $17,600,845)	25,581,445
	RIGHTS AND WARRANTS — 0.00%
	Thailand — 0.00%
631,167	Sino Thai Engineering & Construction Pcl Warrants, Expires 04/18/08 *(b)	38,255
	TOTAL RIGHTS AND WARRANTS (COST $49,387)	38,255

See accompanying notes to the financial statements.
15

GMO Foreign Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 6.91%
59,351,954	Bank of New York Institutional Cash Reserves Fund (c)	59,351,954
17,800,000	Canadian Imperial Bank of Commerce Time Deposit, 5.33% due 03/01/07	17,800,000
	TOTAL SHORT-TERM INVESTMENTS (COST $77,151,954)	77,151,954
	TOTAL INVESTMENTS — 102.61% (Cost $751,023,199)	1,145,577,498
	Other Assets and Liabilities (net) — (2.61%)	(29,141,027)
	TOTAL NET ASSETS — 100.00%	$1,116,436,471

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 28, 2007, 83.94% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
16

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $55,736,142 (cost $751,023,199) (Note 2)	$1,145,577,498
Cash	31,744
Foreign currency, at value (cost $33,246,789) (Note 2)	33,591,430
Receivable for investments sold	1,187,134
Dividends and interest receivable	1,654,662
Foreign taxes receivable	122,808
Receivable for expenses reimbursed by Manager (Note 3)	71,064
Total assets	1,182,236,340
Liabilities:
Collateral on securities loaned, at value (Note 2)	59,351,954
Payable for investments purchased	3,193,917
Payable for Fund shares repurchased	2,250,000
Payable to affiliate for (Note 3):
Management fee	615,777
Shareholder service fee	103,080
Trustees and Chief Compliance Officer of GMO Trust fees	3,563
Accrued expenses	281,578
Total liabilities	65,799,869
Net assets	$1,116,436,471

See accompanying notes to the financial statements.
17

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007 — (Continued)

Net assets consist of:
Paid-in capital	$659,842,679
Distributions in excess of net investment income	(7,065,273)
Accumulated net realized gain	68,763,898
Net unrealized appreciation	394,895,167
$1,116,436,471
Net assets attributable to:
Class III shares	$375,564,695
Class IV shares	$740,871,776
Shares outstanding:
Class III	20,432,056
Class IV	40,281,503
Net asset value per share:
Class III	$18.38
Class IV	$18.39

See accompanying notes to the financial statements.
18

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends (net of withholding taxes of $1,882,896)	$21,567,448
Interest	1,660,355
Securities lending income	965,376
Total investment income	24,193,179
Expenses:
Management fee (Note 3)	7,164,373
Shareholder service fee – Class III (Note 3)	556,247
Shareholder service fee – Class IV (Note 3)	652,651
Custodian and fund accounting agent fees	750,810
Transfer agent fees	42,894
Audit and tax fees	106,494
Legal fees	30,049
Trustees fees and related expenses (Note 3)	15,399
Registration fees	736
Miscellaneous	19,894
Total expenses	9,339,547
Fees and expenses reimbursed by Manager (Note 3)	(903,672)
Net expenses	8,435,875
Net investment income (loss)	15,757,304
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $26,553) (Note 2)	186,330,783
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $19,351) (Note 2)	1,693,682
Net realized gain (loss)	188,024,465
Change in net unrealized appreciation (depreciation) on:
Investments (net of foreign capital gains tax accrual of ($159,972)) (Note 2)	68,556,251
Foreign currency, forward contracts and foreign currency related transactions	278,200
Net unrealized gain (loss)	68,834,451
Net realized and unrealized gain (loss)	256,858,916
Net increase (decrease) in net assets resulting from operations	$272,616,220

See accompanying notes to the financial statements.
19

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$15,757,304	$15,736,983
Net realized gain (loss)	188,024,465	235,520,059
Change in net unrealized appreciation (depreciation)	68,834,451	(34,784,859)
Net increase (decrease) in net assets from operations	272,616,220	216,472,183
Distributions to shareholders from:
Net investment income
Class III	(8,607,715)	(7,882,142)
Class IV	(15,899,492)	(11,233,463)
Total distributions from net investment income	(24,507,207)	(19,115,605)
Net realized gains
Class III	(75,878,065)	(57,805,430)
Class IV	(133,631,353)	(80,047,426)
Total distributions from net realized gains	(209,509,418)	(137,852,856)
	(234,016,625)	(156,968,461)
Net share transactions (Note 7):
Class III	(3,415,505)	(87,014,942)
Class IV	78,067,756	36,890,176
Increase (decrease) in net assets resulting from net share transactions	74,652,251	(50,124,766)
Total increase (decrease) in net assets	113,251,846	9,378,956
Net assets:
Beginning of period	1,003,184,625	993,805,669
End of period (including distributions in excess of net investment income of $7,065,273 and $7,156,747, respectively)	$1,116,436,471	$1,003,184,625

See accompanying notes to the financial statements.
20

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$17.98	$17.19	$14.79	$9.13	$9.59
Income (loss) from investment operations:
Net investment income (loss)†	0.28	0.26	0.26	0.20	0.16
Net realized and unrealized gain (loss)	4.51	3.19	3.76	5.77	(0.51	)(a)
Total from investment operations	4.79	3.45	4.02	5.97	(0.35)
Less distributions to shareholders:
From net investment income	(0.44)	(0.32)	(0.38)	(0.31)	(0.11)
From net realized gains	(3.95)	(2.34)	(1.24)	—	—
Total distributions	(4.39)	(2.66)	(1.62)	(0.31)	(0.11)
Net asset value, end of period	$18.38	$17.98	$17.19	$14.79	$9.13
Total Return(b)	29.94%	22.32%	28.40%	65.76%	(3.64)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$375,565	$364,551	$426,758	$480,966	$275,739
Net expenses to average daily net assets	0.86%	0.85%	0.85%	0.85%	0.85%
Net investment income to average daily net assets	1.53%	1.52%	1.71%	1.71%	1.59%
Portfolio turnover rate	37%	40%	25%	31%	24%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%	0.09%	0.09%	0.11%	0.15%

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  Total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
21

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003(a)
Net asset value, beginning of period	$17.99	$17.20	$14.80	$9.13	$10.60
Income (loss) from investment operations:
Net investment income (loss)†	0.28	0.26	0.26	0.21	0.08
Net realized and unrealized gain (loss)	4.52	3.20	3.76	5.77	(1.43)
Total from investment operations	4.80	3.46	4.02	5.98	(1.35)
Less distributions to shareholders:
From net investment income	(0.45)	(0.33)	(0.38)	(0.31)	(0.12)
From net realized gains	(3.95)	(2.34)	(1.24)	—	—
Total distributions	(4.40)	(2.67)	(1.62)	(0.31)	(0.12)
Net asset value, end of period	$18.39	$17.99	$17.20	$14.80	$9.13
Total Return(b)	30.00%	22.37%	28.44%	65.92%	(12.76	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$740,872	$638,634	$567,048	$333,731	$202,319
Net expenses to average daily net assets	0.81%	0.80%	0.81%	0.80%	0.80	%*
Net investment income to average daily net assets	1.54%	1.55%	1.69%	1.78%	1.13	%*
Portfolio turnover rate	37%	40%	25%	31%	24	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%	0.09%	0.09%	0.11%	0.14	%*

(a)  Period from June 14, 2002 (commencement of operations) through February 28, 2003.

(b)  Total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2003.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
22

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Foreign Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the S&P/Citigroup Extended Market Index World ex-U.S. Index, the Fund's benchmark. The Fund typically makes equity investments in companies located or doing business outside of the U.S. that are in the smallest 30% of companies in a particular country as measured by total market capitalization. The Fund generally seeks to be fully invested and generally will not take temporary defensive positions, but may hold up to 10% of its total assets in cash and other high quality investments in order to manage cash inflows and outflows as a result of shareholder purchases and redemptions. The Fund may make investments in emerging countries, but these investments (excluding investments in companies from emerging countries included in the Fund's benchmark) generally will represent 10% or less of the Fund's total assets.

Throughout the year ended February 28, 2007, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder servicing fees.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term

23

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

24

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to

25

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there

26

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $55,736,142, collateralized by cash in the amount of $59,351,954, which was invested in the Bank of New York Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. For the year ended February 28, 2007, the Fund incurred $26,553 in capital gains taxes which is included in net realized gain (loss) in the Statement of Operations.

27

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. For the year ended February 28, 2007, the Fund incurred $19,351 in CPMF tax which is included in the net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $63,849,039 and $33,336,181, respectively, and long-term capital gains – $170,167,586 and $123,632,280, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $23,396,331 and $53,177,740 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$765,808,141	$399,722,044	$(19,952,687)	$379,769,357

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions and foreign currency transactions. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$8,841,377	$(8,841,377)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

28

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting

29

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.70% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.70% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $11,120 and $7,355, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $359,984,504 and $485,239,893, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

30

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

6.  Principal shareholders and related parties

As of February 28, 2007, 61.28% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 0.01% of the Fund's shares were held by six related parties comprised of certain GMO employee accounts.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	423,166	$8,100,000	2,105,870	$36,900,000
Shares issued to shareholders in reinvestment of distributions	4,723,975	81,261,068	3,919,744	63,826,169
Shares repurchased	(4,994,827)	(92,776,573)	(10,575,215)	(187,741,111)
Net increase (decrease)	152,314	$(3,415,505)	(4,549,601)	$(87,014,942)
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class IV:	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Shares issued to shareholders in reinvestment of distributions	8,605,233	148,279,756	5,485,547	89,390,176
Shares repurchased	(3,829,731)	(70,212,000)	(2,953,972)	(52,500,000)
Net increase (decrease)	4,775,502	$78,067,756	2,531,575	$36,890,176

31

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Foreign Small Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Foreign Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

32

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.86%	$1,000.00	$1,199.10	$4.69
2) Hypothetical	0.86%	$1,000.00	$1,020.53	$4.31
Class IV
1) Actual	0.81%	$1,000.00	$1,199.50	$4.42
2) Hypothetical	0.81%	$1,000.00	$1,020.78	$4.06

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

33

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

During the year ended February 28, 2007, the Fund paid foreign taxes of $1,909,449 and recognized foreign source income of $23,450,344.

The Fund's distributions to shareholders include $170,167,586 from long-term capital gains.

For taxable, non-corporate shareholders, 24.89% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $259,782 and $39,341,832, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

34

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

35

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

36

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

37

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

38

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Markets Quality Fund returned +17.3% for the fiscal year ended February 28, 2007, as compared to +20.3% for the S&P/IFC Investable Composite Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in emerging markets equities.

Country selection detracted 0.2% from performance during the period. The Fund does not invest in the smallest countries like Egypt, Morocco, and Peru. Consequently, the Fund slightly overweights the largest countries in the index. Peru was the best performing market while Egypt was among the worst. An overweight in Korea detracted from performance.

Stock selection detracted 2.7% from performance. Quality is the only driver of stock selection. Stock selection added to performance in China, Russia, South Africa, and Taiwan where quality fared well, while it detracted from performance in Brazil, India, Israel, Korea, Malaysia, and Poland, where quality underperformed.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Emerging Markets Quality Fund Class III Shares and the S&P/IFC Investable Composite Index As of February 28, 2007

$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2/18/98
$9,950,000
$37,723,130
$32,080,280
$31,193,740
GMO Emerging Markets Quality Fund
S&P/IFC Investable Composite Index
S&P/IFC Investable Composite Index +*

	Average Annual Total Returns		
	1 Year	5 Year	Since Inception
Class III	16.10%	26.04%	**2/18/98** 13.42%
Class VI	16.28%	n/a	**9/23/04** 31.84%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Performance for Class VI will vary due to different fees. Past performance is not indicative of future results. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

* The S&P/IFC Investable Composite Composite Index + represents the GMO Asia 7 Index prior to 9/22/04 and the S&P/IFC Investable Composite Index thereafter.

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	89.83%
Preferred Stocks	7.47
Short-Term Investments	3.30
Rights and Warrants	0.00
Other	(0.60)
100.00%
Country Summary	% of Equity Investments
South Korea	16.71%
Taiwan	13.68
China	12.11
Russia	11.36
Brazil	10.34
South Africa	8.87
India	7.01
Mexico	5.48
Malaysia	3.07
Israel	2.61
Poland	2.03
Chile	1.57
Indonesia	1.30
Thailand	1.20
Turkey	0.76
Argentina	0.70
Hungary	0.60
Philippines	0.49
Czech Republic	0.11
100.00%

1

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Industry Sector Summary	% of Equity Investments
Information Technology	23.86%
Energy	17.48
Telecommunication Services	15.57
Financials	14.81
Materials	8.23
Consumer Staples	6.85
Consumer Discretionary	5.10
Industrials	4.56
Health Care	2.26
Utilities	1.28
100.00%

2

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 89.83%
	Argentina — 0.68%
125,000	Tenaris SA ADR	5,676,250
	Brazil — 2.94%
126,100	Companhia Vale do Rio Doce	4,311,960
50,000	Gol-Linhas Aereas Intel	1,431,266
752,900	Petroleo Brasileiro SA (Petrobras)	16,989,514
20,000	Unibanco-Uniao de Bancos Brasileiros SA GDR	1,709,600
	Total Brazil	24,442,340
	Chile — 1.53%
33,269	Banco De Chile ADR	1,537,028
53,116	Banco Santander Chile SA ADR	2,528,322
82,300	Compania Cervecerias Unidas ADR	2,431,965
84,900	Distribucion y Servicio ADR (a)	1,630,080
67,200	Lan Airlines SA	4,581,696
	Total Chile	12,709,091
	China — 11.78%
1,021,671	China Merchants Holdings International Co Ltd	3,978,946
4,058,200	China Mobile Ltd	37,673,788
2,708,000	China Petroleum & Chemical Corp Class H	2,156,141
746,000	China Resources Enterprise Ltd	2,206,434
1,410,000	China Shenhua Energy Co Ltd Class H	3,565,804
1,022,000	China Shipping Development Co Ltd Class H	1,413,089
1,556,000	CITIC International Financial Holdings Ltd	1,226,856
4,196,000	CNOOC Ltd	3,369,636
1,606,000	Cosco Pacific Ltd	4,305,716
1,400,000	Datang International Power Generation Co Ltd	1,412,955
7,058,592	Denway Motors Ltd	2,798,682
2,778,000	Dongfeng Motor Group Co Ltd Class H *	1,626,870
3,644,000	Huaneng Power International Inc Class H	3,176,292
4,694,000	Lenovo Group Ltd	1,803,642

See accompanying notes to the financial statements.
3

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	China — continued
108,000	Netease.Com Inc ADR * (a)	2,203,200
8,682,842	PetroChina Co Ltd Class H	10,102,681
1,496,000	Ping An Insurance (Group) Co of China Ltd	6,771,099
44,000	Sina.com * (a)	1,519,320
56,000	Sohu.Com Inc *	1,291,360
80,200	Suntech Power Holdings Co Ltd ADR *	2,907,250
1,357,600	Yanzhou Coal Mining Co Ltd	1,247,696
1,670,000	Zhejiang Expressway Co Ltd Class H	1,252,981
	Total China	98,010,438
	Czech Republic — 0.11%
22,300	CEZ AS	894,068
	Hungary — 0.58%
113,900	OTP Bank	4,853,360
	India — 6.82%
285,500	Cipla Ltd (b)	1,495,123
105,000	GAIL India Ltd	670,615
10,400	GAIL India Ltd GDR	384,800
64,700	Hero Honda Motors Ltd	990,050
882,500	Hindustan Lever	3,513,349
148,000	Housing Development Finance Corp Ltd	5,035,385
99,700	ICICI Bank Ltd	1,865,744
449,000	Infosys Technologies Inc	21,105,956
911,100	ITC Ltd	3,529,991
133,200	Oil & Natural Gas Corp Ltd	2,370,171
164,200	Reliance Communications Ltd *	1,512,437
61,500	Reliance Industries Ltd (b) (c)	1,878,087
474,400	Satyam Computer Services Ltd	4,449,087
131,600	Tata Consultancy Services Ltd	3,545,457
345,300	Wipro Ltd	4,392,556
	Total India	56,738,808

See accompanying notes to the financial statements.
4

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Indonesia — 1.27%
829,585	Astra International Tbk PT	1,278,760
850,000	Gudang Garam Tbk PT	1,012,477
7,312,000	Telekomunikasi Indonesia Tbk PT	7,237,452
25,200	Telekomunikasi Indonesia Tbk PT ADR	1,019,088
	Total Indonesia	10,547,777
	Israel — 2.53%
190,100	Check Point Software Technologies Ltd *	4,292,458
56,900	Teva Pharmaceutical Industries	2,026,409
415,600	Teva Pharmaceutical Industries ADR	14,778,736
	Total Israel	21,097,603
	Malaysia — 2.99%
103,000	British American Tobacco Berhad	1,309,353
383,000	Genting Berhad	3,883,640
409,000	IOI Corp Berhad	2,255,093
524,000	Malakoff Berhad	1,510,804
1,001,500	Malayan Banking Berhad	3,578,040
1,786,800	Maxis Communications Berhad	5,970,401
917,400	MISC Berhad (Foreign Registered)	2,437,120
379,000	Resorts World Berhad	1,623,847
281,400	Tanjong Plc	1,157,467
1,750,985	YTL Power Internationl Berhad	1,120,021
	Total Malaysia	24,845,786
	Mexico — 5.33%
106,600	America Movil SA de CV Class L ADR	4,669,080
1,416,805	America Movil SAB de CV Class L	3,096,509
725,198	Cemex SA de CV CPO *	2,470,332
308,000	Fomento Economico Mexicano SA de CV	3,409,624
1,157,000	Grupo Financiero Banorte SA de CV	4,487,388
356,000	Grupo Modelo SA de CV Class C	1,806,435
215,000	Grupo Televisa SA (Participating Certificates)	1,172,811
195,000	Kimberly Clark (Series A)	817,784

See accompanying notes to the financial statements.
5

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Mexico — continued
372,900	Telefonos de Mexico SA de CV Class L ADR	10,829,016
3,002,780	Wal-Mart de Mexico SA de CV Class V	11,565,499
	Total Mexico	44,324,478
	Philippines — 0.48%
62,000	Philippine Long Distance Telephone	3,014,072
631,701	San Miguel Corp Class B	976,266
	Total Philippines	3,990,338
	Poland — 1.97%
57,300	Bank Pekao SA	4,452,892
106,900	Polski Koncern Naftowy Orlen SA	1,586,601
291,500	Powszechna Kasa Oszczednosci Bank Polski SA	4,398,172
20,800	Prokom Software SA	1,098,744
635,800	Telekomunikacja Polska SA	4,856,907
	Total Poland	16,393,316
	Russia — 11.05%
39,100	JSC Mining & Smelting Co ADR	6,940,250
456,573	Lukoil ADR	36,069,267
292,000	Mobile Telesystems ADR	14,979,600
416,350	OAO Gazprom ADR	16,953,772
1,450	Sberbank	5,437,500
14,700	Surgutneftegaz ADR	870,975
38,900	Unified Energy Systems GDR	4,617,430
75,100	Vimpel-Communications ADR *	6,042,546
	Total Russia	91,911,340
	South Africa — 8.63%
197,300	ABSA Group Ltd	3,743,720
289,000	African Bank Investments Ltd	1,105,463
18,000	Anglo American Platinum Corp	2,574,528
99,800	Barloworld Ltd	2,395,755
192,100	Bidvest Group Ltd	3,752,707

See accompanying notes to the financial statements.
6

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	South Africa — continued
315,600	Edgars Consolidated Stores Ltd	1,935,728
4,015,904	FirstRand Ltd	13,320,304
445,600	Impala Platinum Holdings Ltd	12,713,516
116,367	Imperial Holdings Ltd *	2,643,794
101,600	JD Group Ltd	1,275,617
238,600	MTN Group Ltd	2,906,016
50,518	Nedbank Group Ltd	942,082
114,700	Sasol Ltd	3,685,006
976,114	Standard Bank Group Ltd	13,588,033
754,500	Steinhoff International Holdings	2,722,962
102,176	Tiger Brands Ltd	2,469,277
	Total South Africa	71,774,508
	South Korea — 15.92%
59,900	Doosan Infracore Co Ltd	1,268,378
83,700	Hana Financial Group Inc	4,456,079
54,300	Hynix Semiconductor Inc *	1,803,787
36,300	Hyundai Engineering & Construction *	1,992,825
74,800	Hyundai Mobis	6,240,254
84,830	Hyundai Motor Co	6,229,086
130,540	KIA Motors Corp *	1,691,014
116,100	KT Corp ADR *	2,609,928
84,700	KT Freetel Co Ltd	2,325,504
130,600	KT&G Corp	7,890,993
47,300	LG Chemicals Ltd	2,196,766
38,400	LG Electronics Inc	2,440,729
34,300	NCSoft Corp *	1,904,301
35,400	NHN Corp *	4,876,830
39,800	POSCO	14,937,694
76,153	Samsung Electronics Co Ltd	45,994,545
7,500	Samsung Fire & Marine Insurance Co Ltd	1,326,189
37,000	Samsung SDI Co Ltd	2,488,789
45,600	Samsung Techwin Co Ltd	1,696,162
33,960	Shinhan Financial Group Co Ltd	1,915,404

See accompanying notes to the financial statements.
7

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	South Korea — continued
12,500	Shinsegae Co Ltd	7,211,396
6,800	SK Telecom Co Ltd	1,413,202
328,700	SK Telecom Co Ltd ADR (a)	7,494,360
	Total South Korea	132,404,215
	Taiwan — 13.31%
1,164,248	Acer Inc	2,164,759
2,528,459	Asustek Computer Inc	6,571,039
1,516,000	Cathay Financial Holding Co Ltd	3,240,421
1,051,127	China Motor Corp Ltd	992,739
2,132,223	China Steel Corp	2,339,007
1,627,000	Chinatrust Financial Holding Co Ltd	1,272,161
3,308,400	Chunghwa Telecom Co Ltd	6,146,124
5,610	Chunghwa Telecom Co Ltd ADR	108,217
2,078,110	Compal Electronics Inc	1,786,065
342,302	Delta Electronics Inc	1,092,237
1,657,167	Formosa Chemicals & Fibre Co	3,198,740
504,582	Formosa Petrochemical Corp	1,039,704
1,242,869	Formosa Plastics Corp	2,185,454
227,700	Foxconn Technology Co Ltd	2,445,698
114,000	High Tech Computer Corp	1,621,279
3,770,738	Hon Hai Precision Industry Co Ltd	25,338,673
1,155,773	Lite-On Technology Corp	1,644,295
878,660	MediaTek Inc	9,467,483
1,616,444	Nan Ya Plastics Corp	2,712,957
414,351	Novatek Microelectronics	1,995,006
2,104,458	Quanta Computer Inc	3,516,584
933,712	Realtek Semiconductor Corp	1,519,752
843,241	Sunplus Technology Co Ltd	971,971
13,378,743	Taiwan Semiconductor Manufacturing Co Ltd	27,339,086
	Total Taiwan	110,709,451

See accompanying notes to the financial statements.
8

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Thailand — 1.17%
959,000	Advanced Info Service Pcl (Foreign Registered) (b)	2,098,491
842,400	PTT Exploration & Production Pcl (Foreign Registered) (b)	2,423,859
687,611	PTT Pcl (Foreign Registered) (b)	4,199,368
48,000	Siam Cement Pcl (Foreign Registered) (b)	335,683
101,000	Siam Cement Pcl (Foreign Registered) NVDR (b)	688,526
3,537,216	Tanayong Public Co Ltd * (b)	1,040
	Total Thailand	9,746,967
	Turkey — 0.74%
281,448	Akbank TAS	1,877,875
173,130	Arcelik AS	1,175,054
187,440	KOC Holding AS *	821,964
66,575	Tupras-Turkiye Petrol Rafineriler AS	1,299,145
394,935	Vestel Elektronik Sanayi *	984,319
	Total Turkey	6,158,357
	TOTAL COMMON STOCKS (COST $552,545,786)	747,228,491
	PREFERRED STOCKS — 7.47%
	Brazil — 7.12%
139,874	Banco Bradesco SA 3.42%	5,151,690
445,100	Banco Itau Holding Financeira SA 2.62%	15,278,863
7,460,000	Companhia de Bebidas das Americas 2.67%	3,623,579
214,674	Companhia Vale do Rio Doce Class A 0.02%	6,323,291
158,400	Gerdau SA 3.94%	2,704,864
885,500	Itausa-Investimentos Itau SA 4.06%	4,756,352
1,059,300	Petroleo Brasileiro SA (Petrobras) 0.89%	21,420,790
	Total Brazil	59,259,429
	South Korea — 0.35%
6,200	Samsung Electronics Co Ltd (Non Voting) 1.27%	2,870,262
	TOTAL PREFERRED STOCKS (COST $46,351,851)	62,129,691

See accompanying notes to the financial statements.
9

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	RIGHTS AND WARRANTS — 0.00%
	Thailand — 0.00%
480,663	True Corp Pcl Warrants, Expires 04/03/08 * (b)	—
	TOTAL RIGHTS AND WARRANTS (COST $0)	—
	SHORT-TERM INVESTMENTS — 3.30%
7,128,725	Bank of New York Institutional Cash Reserves Fund (d)	7,128,725
2,000,000	Branch Bank & Trust Time Deposit, 5.28% due 03/01/07	2,000,000
2,000,000	Canadian Imperial Bank of Commerce Time Deposit, 5.33% due 03/01/07	2,000,000
2,000,000	HSBC Bank USA Time Deposit, 5.13% due 03/01/07	2,000,000
10,300,000	ING Bank Time Deposit, 5.34%, due 03/01/07	10,300,000
2,000,000	Rabobank Time Deposit, 5.33%, due 03/01/07	2,000,000
2,000,000	Societe Generale Time Deposit, 5.33%, due 03/01/07	2,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $27,428,725)	27,428,725
TOTAL INVESTMENTS — 100.60% (Cost $626,326,362)		836,786,907
	Other Assets and Liabilities (net) — (0.60%)	(5,019,080)
	TOTAL NET ASSETS — 100.00%	$831,767,827

See accompanying notes to the financial statements.
10

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  Bankrupt issuer.

(d)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 28, 2007, 63.86% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
11

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $7,055,067 (cost $626,326,362) (Note 2)	$836,786,907
Cash	35,028
Foreign currency, at value (cost $1,505,217) (Note 2)	1,501,947
Receivable for Fund shares sold	1,177,639
Dividends and interest receivable	2,095,440
Receivable for expenses reimbursed by Manager (Note 3)	24,080
Total assets	841,621,041
Liabilities:
Collateral on securities loaned, at value (Note 2)	7,128,725
Accrued capital gain and repatriation taxes payable (Note 2)	2,021,267
Payable to affiliate for (Note 3):
Management fee	265,731
Shareholder service fee	58,980
Trustees and Chief Compliance Officer of GMO Trust fees	2,949
Accrued expenses	375,562
Total liabilities	9,853,214
Net assets	$831,767,827
Net assets consist of:
Paid-in capital	$599,330,597
Accumulated undistributed net investment income	1,046,001
Accumulated net realized gain	22,972,757
Net unrealized appreciation	208,418,472
$831,767,827
Net assets attributable to:
Class III shares	$292,122,874
Class VI shares	$539,644,953
Shares outstanding:
Class III	25,720,381
Class VI	47,408,402
Net asset value per share:
Class III	$11.36
Class VI	$11.38

See accompanying notes to the financial statements.
12

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends (net of withholding taxes of $2,015,943)	$16,188,245
Interest	905,193
Securities lending income	80,930
Total investment income	17,174,368
Expenses:
Management fee (Note 3)	2,835,551
Shareholder service fee – Class III (Note 3)	375,450
Shareholder service fee – Class VI (Note 3)	252,223
Custodian and fund accounting agent fees	1,052,614
Transfer agent fees	42,467
Audit and tax fees	92,598
Legal fees	21,751
Trustees fees and related expenses (Note 3)	9,389
Registration fees	6,227
Miscellaneous	24,348
Total expenses	4,712,618
Fees and expenses reimbursed by Manager (Note 3)	(158,780)
Net expenses	4,553,838
Net investment income (loss)	12,620,530
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $24,092) (Note 2)	43,208,176
Closed swap contracts	1,981,166
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $8,446) (Note 2)	(122,412)
Net realized gain (loss)	45,066,930
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains tax accrual of $1,302,183 ) (Note 2)	61,017,619
Open swap contracts	(31,187)
Foreign currency, forward contracts and foreign currency related transactions	(51,421)
Net unrealized gain (loss)	60,935,011
Net realized and unrealized gain (loss)	106,001,941
Net increase (decrease) in net assets resulting from operations	$118,622,471

See accompanying notes to the financial statements.
13

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$12,620,530	$6,586,198
Net realized gain (loss)	45,066,930	17,952,288
Change in net unrealized appreciation (depreciation)	60,935,011	122,161,744
Net increase (decrease) in net assets from operations	118,622,471	146,700,230
Distributions to shareholders from:
Net investment income
Class III	(4,399,199)	(2,359,713)
Class VI	(8,242,433)	(3,821,368)
Total distributions from net investment income	(12,641,632)	(6,181,081)
Net realized gains
Class III	(13,817,514)	(823,974)
Class VI	(24,802,423)	(1,152,023)
Total distributions from net realized gains	(38,619,937)	(1,975,997)
	(51,261,569)	(8,157,078)
Net share transactions (Note 7):
Class III	70,136,125	59,430,146
Class VI	104,030,228	204,518,388
Increase (decrease) in net assets resulting from net share transactions	174,166,353	263,948,534
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	434,472	703,183
Class VI	409,974	895,785
Increase in net assets resulting from purchase premiums and redemption fees	844,446	1,598,968
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	175,010,799	265,547,502
Total increase (decrease) in net assets	242,371,701	404,090,654
Net assets:
Beginning of period	589,396,126	185,305,472
End of period (including accumulated undistributed net investment income of $1,046,001 and $636,474, respectively)	$831,767,827	$589,396,126

See accompanying notes to the financial statements.
14

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.38	$7.71	$13.77	$7.25	$8.09
Income (loss) from investment operations:
Net investment income (loss)	0.18 †	0.15 †	0.17 †	0.23	0.06
Net realized and unrealized gain (loss)	1.57	2.67	0.19	6.35	(0.85)
Total from investment operations	1.75	2.82	0.36	6.58	(0.79)
Less distributions to shareholders:
From net investment income	(0.18)	(0.11)	(0.52)	(0.06)	(0.05)
From net realized gains	(0.59)	(0.04)	(5.90)	—	—
Total distributions	(0.77)	(0.15)	(6.42)	(0.06)	(0.05)
Net asset value, end of period	$11.36	$10.38	$7.71	$13.77	$7.25
Total Return(a)	17.27%	36.86%	16.19%	91.04%	(9.82)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$292,123	$197,026	$82,153	$141,614	$105,354
Net expenses to average daily net assets	0.70%	0.73%	1.22%	1.25%	1.35%
Net investment income to average daily net assets	1.70%	1.71%	1.84%	1.76%	0.80%
Portfolio turnover rate	17%	18%	141%	39%	72%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.04%	0.11%	0.07%	0.06%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	$0.04	$0.06	$0.02	$0.00 (b)

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
15

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28,
	2007	2006	2005(a)
Net asset value, beginning of period	$10.39	$7.72	$6.52
Income (loss) from investment operations:†
Net investment income (loss)	0.20	0.15	0.03
Net realized and unrealized gain (loss)	1.57	2.67	1.44
Total from investment operations	1.77	2.82	1.47
Less distributions to shareholders:
From net investment income	(0.19)	(0.11)	(0.01)
From net realized gains	(0.59)	(0.04)	(0.26)
Total distributions	(0.78)	(0.15)	(0.27)
Net asset value, end of period	$11.38	$10.39	$7.72
Total Return(b)	17.45%	36.92%	23.05	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$539,645	$392,370	$103,152
Net expenses to average daily net assets	0.61%	0.64%	0.71	%*
Net investment income to average daily net assets	1.82%	1.66%	0.99	%*
Portfolio turnover rate	17%	18%	141	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.04%	0.16	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.03	$0.04

(a)  Period from September 23, 2004 (commencement of operations) through February 28, 2005.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

*  Annualized.

**  Not annualized.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2005.

See accompanying notes to the financial statements.
16

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Emerging Markets Quality Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks broad exposure to the higher quality companies in the S&P/IFCI (Investable) Composite Index. The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets, which excludes countries that are included in the MSCI EAFE Index.

For the year ended February 28, 2007, the Fund had two classes of shares outstanding: Class III and Class VI. Each class of shares bears a different level of shareholder service fees.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign

17

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day.

18

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

19

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there

20

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $7,055,067, collateralized by cash in the amount of $7,128,725, which was invested in the Bank of New York Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $2,021,267 for potential capital gains and repatriation taxes as of February 28, 2007. The accrual for capital gains and repatriation taxes is included in net unrealized gain (loss) in the Statement of

21

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Operations. For the year ended February 28, 2007, the Fund incurred $24,092 in capital gain taxes which is included in net realized gain (loss) in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. For the year ended February 28, 2007, the Fund incurred $8,446 in CPMF tax which is included in the net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

The Fund is currently subject to a Taiwanese security transaction tax of 0.30% of the transaction amount on equities, which must be paid by the Fund upon the sale or transfer of any portfolio securities subject to such tax.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $16,533,932 and $7,106,894, respectively, and long-term capital gains – $34,727,637 and $1,050,184, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $4,235,752 and $19,967,510 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions and passive foreign investment company transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$626,510,869	$215,103,954	$(4,827,916)	$210,276,038

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions and foreign currency transactions. The financial highlights exclude these adjustments.

22

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$430,629	$(430,629)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares were each 0.50% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class's net assets on the share transaction date. For the years ended February 28, 2007 and February 28, 2006, the Fund received $737,704 and $1,444,193 in purchase premiums and

23

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

$106,742 and $154,775 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

Investments in securities of issuers in emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets in emerging countries are typically less liquid than those of developed markets. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.40% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

24

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and custodial fees) exceed 0.40% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $6,515 and $5,543, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $256,614,693 and $120,316,276, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 47.36% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2007, 0.09% of the Fund's shares were held by six related parties comprised of certain GMO employee accounts, and 97.78% of the Fund's shares were held by accounts for which the Manager has investment discretion.

25

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

7. Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	6,699,064	$70,948,543	14,333,276	$116,063,878
Shares issued to shareholders in reinvestment of distributions	1,632,202	17,790,965	329,743	2,997,691
Shares repurchased	(1,601,291)	(18,603,383)	(6,332,605)	(59,631,423)
Purchase premiums and redemption fees	—	434,472	—	703,183
Net increase (decrease)	6,729,975	$70,570,597	8,330,414	$60,133,329
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class VI:	Shares	Amount	Shares	Amount
Shares sold	7,184,647	$76,812,535	24,022,660	$201,253,447
Shares issued to shareholders in reinvestment of distributions	3,025,802	33,044,856	541,077	4,973,390
Shares repurchased	(551,552)	(5,827,163)	(178,181)	(1,708,449)
Purchase premiums and redemption fees	—	409,974	—	895,785
Net increase (decrease)	9,658,897	$104,440,202	24,385,556	$205,414,173

8.  Subsequent event

Effective June 30, 2007, the Fund's name will be GMO Emerging Markets Opportunities Fund. In connection with the Fund's name change, the Fund's investment objective and investment strategies will also be revised.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Markets Quality Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Quality Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

27

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

28

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2007 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.71%	$1,000.00	$1,136.80	$3.76
2) Hypothetical	0.71%	$1,000.00	$1,021.27	$3.56
Class VI
1) Actual	0.61%	$1,000.00	$1,137.30	$3.23
2) Hypothetical	0.61%	$1,000.00	$1,021.77	$3.06

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

29

GMO Emerging Markets Quality Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

During the year ended February 28, 2007, the Fund paid foreign taxes of $2,040,035 and recognized foreign source income of $18,204,188.

The Fund's distributions to shareholders include $34,727,637 from long-term capital gains.

For taxable, non-corporate shareholders, 36.38% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $3,892,299 or if determined to be different, the qualified short-term gains of such year.

30

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2], Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

31

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

32

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

33

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

34

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Small/Mid Cap Value Fund returned +8.7% for the fiscal year ended February 28, 2007, as compared to +14.9% for the Russell 2500 Value Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the Russell 2500 Value Index. Selections in the Services and Food & Beverage sectors added to relative returns while selections in the Construction and Retail Stores sectors detracted. In terms of individual names, overweight positions in NBTY, Tyson Foods, and Energizer Holdings added to relative returns. Overweight positions in Ryland Group, KB Home, and USG Corp detracted.

Sector selection detracted from returns relative to the Russell 2500 Value Index. Sector weightings positively impacting relative performance included an overweight position in Retail Stores and an underweight in Technology. Sector weightings negatively impacting relative performance included an underweight position in the Utility sector and an overweight in Financial.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Small/Mid Cap Value Fund Class III Shares and the Russell 2500 Value Index As of February 28, 2007

$36,000,000
$34,000,000
$32,000,000
$30,000,000
$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2/28/97
$9,950,000
$35,513,400
$35,501,940
$31,874,900
GMO U.S. Small/Mid Cap Value Fund
Russell 2500 Value Index
Russell 2500 Value + Index*

	Average Annual Total Returns†		
	1 Year	5 Year	10 Year
Class III	7.62%	12.64%	12.29%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

* The Russell 2500 Value + Index is comprised of the Russell 2500 Index from 12/31/91 to 12/31/96 and the Russell 2500 Value Index from 12/31/96 to the present.

† The Fund is the successor to the GMO Small/Mid Cap Value Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Small/Mid Cap Value Fund.

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.57%
Short-Term Investments	22.37
Futures	0.00
Other	(18.94)
100.00%
Industry Sector Summary	% of Equity Investments
Financial	27.09%
Retail Stores	14.85
Services	9.02
Consumer Goods	8.96
Technology	8.34
Construction	8.33
Health Care	4.93
Food & Beverage	4.43
Utility	3.47
Primary Process Industry	2.64
Automotive	2.32
Manufacturing	2.21
Transportation	1.53
Machinery	1.41
Oil & Gas	0.47
100.00%

1

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 96.57%
	Automotive — 2.24%
5,900	American Axle & Manufacturing Holdings, Inc.	144,727
11,850	ArvinMeritor, Inc. (a)	216,381
2,500	BorgWarner, Inc.	184,100
10,100	Goodyear Tire & Rubber Co. (The) * (a)	248,662
3,600	Navistar International Corp. *	145,980
6,500	Superior Industries International, Inc. (a)	139,425
1,300	Tenneco Automotive, Inc. *	31,590
6,500	TRW Automotive Holdings Corp. *	197,990
	Total Automotive	1,308,855
	Construction — 8.05%
5,600	American Home Mortgage Acceptance Corp. REIT (a)	153,160
790	American Woodmark Corp. (a)	31,395
1,700	Ameron, Inc.	125,596
19,600	Annaly Capital Management, Inc.	274,792
10,700	Anthracite Capital, Inc. REIT	133,857
16,400	Anworth Mortgage Asset Corp. REIT	145,796
3,000	Apartment Investment & Management Co.-Class A	176,580
2,500	Beazer Homes USA, Inc. (a)	98,650
8,351	Capstead Mortgage Corp. REIT (a)	73,071
4,300	Comfort Systems USA, Inc.	58,523
6,300	Crane Co.	239,967
3,600	Dycom Industries, Inc. *	90,000
4,600	EMCOR Group, Inc. *	276,276
800	Entertainment Properties Trust REIT	52,400
600	Health Care Property Investors, Inc.	22,062
2,300	Hovnanian Enterprises, Inc.-Class A * (a)	71,530
4,500	iStar Financial, Inc. REIT	215,325
3,500	KB Home	173,600
6,400	Louisiana-Pacific Corp.	132,096
600	LSI Industries, Inc.	9,906

See accompanying notes to the financial statements.
2

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Construction — continued
4,000	M/I Homes, Inc.	125,720
1,100	Mack-Cali Realty Corp. REIT	56,848
5,524	MDC Holdings, Inc.	282,055
18,266	MFA Mortgage Investments, Inc. REIT	135,351
100	Monaco Coach Corp.	1,611
700	NCI Building Systems, Inc. *	39,088
4,700	New Century Financial Corp. (a)	71,910
1,200	Newcastle Investment Corp. REIT	35,400
300	NVR, Inc. * (a)	203,100
4,300	Ryland Group, Inc. (a)	207,131
400	Senior Housing Properties Trust, REIT	9,576
2,400	Simpson Manufacturing Co., Inc. (a)	79,728
3,000	Standard-Pacific Corp. (a)	76,590
5,100	Thor Industries, Inc. (a)	213,384
13,900	Thornburg Mortgage, Inc. REIT (a)	351,948
4,200	Toll Brothers, Inc. * (a)	125,412
1,400	Universal Forest Products, Inc.	72,562
700	US Concrete, Inc. *	6,118
1,700	Winnebago Industries, Inc. (a)	55,284
	Total Construction	4,703,398
	Consumer Goods — 8.65%
7,200	Alberto-Culver Co.	159,480
9,900	Blyth, Inc.	202,950
6,900	Brunswick Corp.	225,285
200	Chattem, Inc. *	10,674
900	Church & Dwight Co., Inc.	43,155
6,200	Columbia Sportswear Co. (a)	394,134
3,000	Estee Lauder Cos. (The), Inc.-Class A	143,640
5,400	Ethan Allen Interiors, Inc. (a)	199,044
9,600	Fossil, Inc. *	258,432
13,790	Furniture Brands International, Inc. (a)	221,192
4,300	Hasbro, Inc.	121,647

See accompanying notes to the financial statements.
3

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Consumer Goods — continued
16,000	Jones Apparel Group, Inc.	526,720
5,400	Kellwood Co.	170,262
3,000	Kimball International, Inc.-Class B	63,090
3,400	K-Swiss, Inc.-Class A	95,846
11,400	La-Z-Boy, Inc. (a)	156,864
11,200	Leggett & Platt, Inc. (a)	266,784
20,300	Liz Claiborne, Inc.	913,500
1,800	Marvel Entertainment, Inc. * (a)	50,022
700	Matthews International Corp.-Class A	28,007
500	Multimedia Games, Inc. * (a)	5,280
1,700	Perry Ellis International, Inc. *	51,935
400	Phillips-Van Heusen Corp.	21,936
2,300	Polaris Industries, Inc.	110,147
1,000	Snap-On, Inc.	50,100
1,200	Stanley Furniture Co., Inc.	25,812
1,200	Stride Rite Corp.	19,380
5,300	Timberland Co.-Class A *	143,736
4,000	Tupperware Corp.	93,640
3,500	Universal Corp.	184,345
3,600	Wolverine World Wide, Inc.	99,900
	Total Consumer Goods	5,056,939
	Financial — 26.16%
1,900	AG Edwards, Inc.	121,999
1,200	Amcore Financial, Inc.	39,252
2,600	American Capital Strategies, Ltd.	115,648
13,850	American Financial Group, Inc.	484,750
150	American Physicians Capital, Inc. *	5,562
8,400	AmeriCredit Corp. * (a)	205,128
4,900	AMERIGROUP Corp. * (a)	162,092
400	Anchor Bancorp Wisconsin, Inc.	11,308
7,000	Associated Banc Corp.	242,060
11,450	Astoria Financial Corp.	323,691

See accompanying notes to the financial statements.
4

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Financial — continued
8,000	Bancorpsouth, Inc.	199,200
1,700	BankUnited Financial Corp. (a)	41,514
5,500	Brown & Brown, Inc. (a)	154,825
300	Capitol Bancorp, Ltd.	12,075
1,400	Cash America International, Inc.	56,854
700	Cathay General Bancorp	23,751
200	CBIZ, Inc. *	1,364
2,000	Chemical Financial Corp.	58,000
1,500	Chittenden Corp.	45,885
3,700	Citizens Banking Corp.	83,990
2,300	City National Corp.	166,014
4,325	Commerce Bancshares, Inc.	213,871
14,100	Commerce Group, Inc.	404,247
2,100	Community Bank System, Inc.	44,919
600	Cullen/Frost Bankers, Inc.	32,448
2,447	Delphi Financial Group, Inc.-Class A	96,143
1,600	Dime Community Bancshares	20,112
4,300	Downey Financial Corp. (a)	281,822
800	EMC Insurance Group, Inc.	21,808
4,200	Erie Indemnity Co.-Class A	226,422
11,416	First American Corp.	538,264
400	First Citizens BancShares, Inc.-Class A	83,808
12,100	First Horizon National Corp. (a)	522,115
775	First Indiana Corp.	17,058
2,000	FirstFed Financial Corp. * (a)	114,400
5,300	FirstMerit Corp.	113,685
9,600	Flagstar Bancorp, Inc.	132,864
200	FPIC Insurance Group, Inc. *	8,852
8,000	Fremont General Corp. (a)	70,400
500	Frontier Financial Corp.	13,080
1,500	GATX Corp.	69,240
6,300	Greater Bay Bancorp	168,840
1,900	Hancock Holding Co.	84,683
800	Hanover Insurance Group (The), Inc.	37,576

See accompanying notes to the financial statements.
5

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Financial — continued
2,300	Harleysville Group, Inc.	74,773
350	HCC Insurance Holdings, Inc.	10,972
1,900	Hilb Rogal & Hobbs Co.	86,070
3,200	Horace Mann Educators Corp.	64,768
6,511	IMPAC Mortgage Holdings, Inc. REIT (a)	42,842
1,000	Independent Bank Corp., MI	22,320
5,400	IndyMac Bancorp, Inc. (a)	185,382
2,000	International Bancshares Corp.	58,360
2,100	Investors Financial Services Corp.	122,934
1,700	Irwin Financial Corp.	35,122
700	ITLA Capital Corp.	36,134
2,700	Janus Capital Group, Inc.	57,375
4,700	Jefferies Group, Inc.	127,135
4,073	Kansas City Life Insurance Co.	183,692
8,500	Knight Capital Group, Inc.-Class A *	134,385
4,500	LandAmerica Financial Group, Inc.	313,065
3,000	MAF Bancorp, Inc.	132,750
300	Markel Corp. *	143,655
1,400	MCG Capital Corp.	26,530
1,000	Meadowbrook Insurance Group, Inc. *	10,530
1,900	Mercantile Bankshares	89,452
5,200	Mercury General Corp.	277,160
4,400	MoneyGram International, Inc.	132,264
8,500	Nationwide Financial Services, Inc.-Class A	455,600
12,200	New York Community Bancorp, Inc. (a)	204,228
900	Ocwen Financial Corp. * (a)	10,467
1,600	Odyssey Re Holdings Corp. (a)	62,336
1,900	Ohio Casualty Corp.	56,658
1,300	Old National Bancorp	23,712
30,475	Old Republic International Corp.	680,202
3,200	Pacific Capital Bancorp	100,800
100	Park District National Corp.	9,327
1,200	PFF Bancorp, Inc.	37,944
3,400	Philadelphia Consolidated Holding Corp. *	156,094

See accompanying notes to the financial statements.
6

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Financial — continued
2,600	PMA Capital Corp.-Class A *	24,414
13,110	PMI Group (The), Inc. (a)	614,466
7,300	Protective Life Corp.	324,193
6,600	Radian Group, Inc.	379,170
4,350	Raymond James Financial, Inc.	130,935
4,800	Redwood Trust, Inc. REIT (a)	259,200
7,500	Reinsurance Group of America, Inc.	428,100
3,900	Ryder Systems, Inc. (a)	200,616
2,000	Safety Insurance Group, Inc.	84,940
2,100	SEI Investment Co.	126,945
2,400	Selective Insurance Group, Inc.	58,656
2,000	Sky Financial Group, Inc.	56,220
5,200	StanCorp Financial Group, Inc.	250,640
2,200	State Auto Financial Corp.	71,302
4,500	Sterling Bancshares, Inc.	52,020
5,300	Stewart Information Services Corp.	215,180
200	Student Loan Corp.	38,302
750	SWS Group, Inc.	19,770
13,000	TCF Financial Corp.	343,720
3,000	Transatlantic Holdings, Inc.	198,300
3,700	Triad Guaranty, Inc. * (a)	168,202
8,200	Trustmark Corp.	234,520
1,900	United Bankshares, Inc. (a)	67,583
3,600	United Rentals, Inc. * (a)	102,888
3,000	Valley National Bancorp (a)	75,540
4,550	W.R. Berkley Corp.	148,330
5,427	Washington Federal, Inc.	129,054
2,900	Webster Financial Corp.	143,231
1,700	Westamerica Bancorporation	83,470
2,600	Whitney Holding Corp.	82,472
3,400	Wilmington Trust Corp.	144,942
	Total Financial	15,293,978

See accompanying notes to the financial statements.
7

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Food & Beverage — 4.28%
4,700	Corn Products International, Inc.	150,259
8,600	Del Monte Foods Co.	98,900
5,500	Hormel Foods Corp.	200,750
1,700	JM Smucker Co. (The)	84,320
1,700	Lancaster Colony Corp.	71,995
3,500	McCormick & Co., Inc. (Non Voting)	134,015
13,400	NBTY, Inc. *	652,312
1,000	Pilgrim's Pride Corp.	30,640
1,700	Ralcorp Holdings, Inc. *	98,634
2,450	Sanderson Farms, Inc. (a)	79,258
8	Seaboard Corp.	17,200
7,800	Smithfield Foods, Inc. *	227,838
36,000	Tyson Foods, Inc.-Class A	657,000
	Total Food & Beverage	2,503,121
	Health Care — 4.76%
1,000	Albany Molecular Research, Inc. *	9,460
7,000	Apria Healthcare Group * (a)	222,950
2,000	DENTSPLY International, Inc.	63,080
1,100	Health Net, Inc. *	58,817
1,300	Hillenbrand Industries, Inc.	77,740
2,000	Idexx Laboratories, Inc. *	172,360
3,800	Kindred Healthcare, Inc. * (a)	125,096
30,500	King Pharmaceuticals, Inc. * (a)	568,825
800	LifePoint Hospitals, Inc. *	29,280
6,600	Lincare Holdings, Inc. * (a)	257,730
300	Magellan Health Services, Inc. *	12,543
2,700	Molina Healthcare, Inc. *	84,132
6,800	Owens & Minor, Inc.	224,196
3,100	Patterson Cos., Inc. *	103,478
3,000	Pediatrix Medical Group, Inc. *	162,300
3,000	Pharmaceutical Product Development, Inc.	95,370
600	RehabCare Group, Inc. *	9,120

See accompanying notes to the financial statements.
8

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Health Care — continued
700	Res-Care, Inc. *	12,474
1,800	Respironics, Inc. *	73,746
1,200	Techne Corp. *	67,584
18,600	Tenet Healthcare Corp. * (a)	127,038
3,380	Universal Health Services, Inc.-Class B	195,567
1,000	Zoll Medical Corp. *	27,810
	Total Health Care	2,780,696
	Machinery — 1.36%
6,300	AGCO Corp. * (a)	228,375
300	Cummins, Inc.	40,404
900	Kaydon Corp.	39,033
1,400	Lincoln Electric Holdings, Inc.	87,360
600	NACCO Industries, Inc.-Class A	77,058
1,100	Nordson Corp.	53,658
500	Robbins & Myers, Inc. (a)	19,585
500	Rofin-Sinar Technologies, Inc. *	30,070
1,900	Stanley Works (The)	105,583
1,700	Tennant Co.	52,326
900	Universal Compression Holdings, Inc. * (a)	60,255
	Total Machinery	793,707
	Manufacturing — 2.14%
5,800	Bemis Co., Inc.	192,154
1,000	Greif, Inc.-Class A	117,430
121	Kaman Corp.-Class A	2,760
4,000	Mueller Industries, Inc.	119,200
3,000	Reliance Steel & Aluminum Co. (a)	136,980
400	Rock-Tenn Co.-Class A	12,988
1,700	Smurfit-Stone Container Corp. *	20,978
6,900	Sonoco Products Co.	255,438
1,500	Spartech Corp.	39,720
2,200	SPX Corp.	153,780
1,200	Temple-Inland, Inc.	71,760

See accompanying notes to the financial statements.
9

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Manufacturing — continued
2,000	Timken Co. (The)	57,160
1,600	Tredegar Industries	35,696
600	Valmont Industries, Inc.	34,032
	Total Manufacturing	1,250,076
	Oil & Gas — 0.46%
1,400	Ashland, Inc.	91,812
900	Houston Exploration Co. (The) *	47,178
2,100	Stone Energy Corp. *	64,470
700	Tesoro Corp.	63,798
	Total Oil & Gas	267,258
	Primary Process Industry — 2.55%
2,800	A. Schulman, Inc.	59,052
3,600	Albemarle Corp.	294,660
1,700	Eastman Chemical Co.	100,504
400	FMC Corp.	29,428
1,100	Gibraltar Industries, Inc.	25,575
3,200	HB Fuller Co.	79,904
5,900	Hercules, Inc. *	118,944
2,900	International Flavors & Fragrances, Inc. (a)	135,720
12,400	PolyOne, Corp. *	83,204
600	Quanex Corp.	23,454
1,000	Schweitzer-Mauduit International	23,860
9,600	Sensient Technologies Corp.	235,104
1,300	Sigma Aldrich Corp.	53,300
2,658	Stepan Co.	71,899
3,100	Valspar Corp.	84,041
3,700	Worthington Industries, Inc. (a)	73,704
	Total Primary Process Industry	1,492,353
	Retail Stores — 14.34%
4,300	99 Cents Only Stores *	64,199
900	Abercrombie & Fitch Co.-Class A	70,353
2,400	American Eagle Outfitters, Inc.	74,520

See accompanying notes to the financial statements.
10

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Retail Stores — continued
4,700	Asbury Automotive Group, Inc.	125,537
15,800	AutoNation, Inc. * (a)	346,968
9,300	Big Lots, Inc. * (a)	232,779
9,500	BJ's Wholesale Club, Inc. *	306,660
2,300	Borders Group, Inc. (a)	49,174
2,250	Brown Shoe Co., Inc.	115,425
2,850	Buckle, Inc. (a)	98,268
1,300	Casey's General Stores, Inc.	32,513
350	Cato Corp.-Class A	7,651
5,300	CDW Corp. (a)	329,024
2,200	Circuit City Stores, Inc. (a)	41,866
2,600	Claire's Stores, Inc.	83,564
4,800	Dillard's, Inc.-Class A	160,320
11,900	Dollar General Corp.	200,872
24,700	Dollar Tree Stores, Inc. *	842,517
17,700	Family Dollar Stores, Inc.	512,769
8,800	Foot Locker, Inc.	199,936
1,400	FTD Group, Inc. *	27,104
7,200	Group 1 Automotive, Inc.	333,144
4,500	Haverty Furniture Companies, Inc.	65,745
6,000	Ingles Markets, Inc.-Class A	229,080
6,200	Insight Enterprises, Inc. *	119,784
3,100	Lithia Motors, Inc.-Class A	91,326
1,900	Longs Drug Stores Corp.	87,514
6,200	OfficeMax, Inc.	321,780
4,500	O'Reilly Automotive, Inc. *	154,935
4,700	Pacific Sunwear of California, Inc. * (a)	84,600
1,300	Payless ShoeSource, Inc. *	40,170
2,700	Pier 1 Imports, Inc. (a)	18,333
8,500	RadioShack Corp. (a)	212,245
15,300	Rent-A-Center, Inc. * (a)	433,296
40,300	Rite Aid Corp. *	240,591
2,500	Ross Stores, Inc.	81,925
5,900	Ruddick Corp.	167,147

See accompanying notes to the financial statements.
11

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Retail Stores — continued
900	Smart & Final, Inc. *	19,305
7,200	Sonic Automotive, Inc.	211,680
19,700	Supervalu, Inc.	728,112
3,900	Talbots, Inc. (a)	98,436
3,200	Tween Brands, Inc. *	114,720
18,400	United Auto Group, Inc.	404,064
900	Weis Markets, Inc.	39,150
2,500	Williams-Sonoma, Inc. (a)	84,400
3,000	Zale Corp. *	77,280
	Total Retail Stores	8,380,781
	Services — 8.70%
4,100	Allied Waste Industries, Inc. *	52,562
5,475	Applebee's International, Inc.	139,941
500	Bob Evans Farms, Inc.	18,080
8,000	Brinker International, Inc.	272,080
8,600	Career Education Corp. *	254,388
4,900	CBRL Group, Inc.	228,634
2,050	CEC Entertainment, Inc. *	87,412
1,100	Consolidated Graphics, Inc. *	78,386
3,200	Copart, Inc. *	94,240
5,400	Corinthian Colleges, Inc. *	75,330
1,100	Corrections Corporation of America *	57,596
2,450	Factset Research Systems, Inc.	149,107
600	Fairpoint Communications, Inc.	11,460
1,600	Handleman Co. (a)	12,160
3,200	ITT Educational Services, Inc. *	255,936
6,320	Jack in the Box, Inc. *	431,909
6,900	Journal Register Co.	48,990
4,900	Kelly Services, Inc.-Class A	150,773
600	Lee Enterprises, Inc.	19,116
6,600	Manpower, Inc.	490,380
5,700	MPS Group, Inc. *	81,624
5,500	Nash Finch Co. (a)	165,330

See accompanying notes to the financial statements.
12

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Services — continued
10,200	New York Times Co.-Class A	252,246
4,500	OSI Restaurant Partners, Inc.	180,000
5,600	O'Charley's, Inc. *	117,432
1,900	Papa John's International, Inc. *	56,107
8,400	Performance Food Group Co. *	247,548
3,200	Rare Hospitality International, Inc. *	98,752
4,300	Regis Corp.	180,944
3,800	Ruby Tuesday, Inc.	111,340
8,500	Sabre Holdings Corp.-Class A	274,805
5,900	Spherion Corp. *	52,333
6,800	Valassis Communications, Inc. *	113,152
1,600	Vertrue, Inc. *	78,048
1,600	Watson Wyatt Worldwide, Inc.	76,912
9,200	Westwood One, Inc.	62,836
700	World Wrestling Entertainment, Inc.	11,144
	Total Services	5,089,033
	Technology — 8.05%
900	A.O. Smith Corp.	34,803
1,100	Acuity Brands, Inc.	60,940
2,200	Alliant Techsystems, Inc. * (a)	190,410
1,200	Anixter International, Inc. * (a)	74,400
2,400	Applera Corp.-Applied Biosystems Group	74,112
600	Armor Holdings, Inc. *	38,214
1,204	Arrow Electronics, Inc. *	46,137
5,300	Avnet, Inc. * (a)	193,821
1,500	Avocent Corp. *	47,745
3,200	AVX Corp.	48,896
1,900	Baldor Electric Co.	69,160
600	Belden CDT, Inc. (a)	27,822
1,300	Bell Microproducts, Inc. *	8,905
2,700	Benchmark Electronics, Inc. *	57,996
600	Black Box Corp.	22,728
500	CACI International, Inc.-Class A *	23,250

See accompanying notes to the financial statements.
13

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Technology — continued
4,200	Citrix Systems, Inc. *	135,240
10,400	Convergys Corp. *	267,488
1,700	Curtiss-Wright Corp.	59,466
9,500	Deluxe Corp.	293,265
3,300	Diebold, Inc.	156,321
3,700	Energizer Holdings, Inc. *	317,904
4,700	Global Imaging Systems, Inc. *	94,329
1,400	Hubbell Inc, Class B	67,620
8,400	IKON Office Solutions, Inc.	117,432
21,550	Ingram Micro, Inc.-Class A *	418,717
5,200	Keane, Inc. *	71,344
1,500	Lightbridge, Inc. *	24,210
2,200	Littelfuse, Inc. *	81,026
3,700	Mentor Graphics Corp. * (a)	62,493
5,100	Novellus System, Inc. *	164,220
2,800	Paxar Corp. *	64,484
1,100	Perot Systems Corp.-Class A *	18,502
5,700	Polycom, Inc. *	181,830
3,100	Pomeroy IT Solutions, Inc. *	22,785
1,300	ScanSource, Inc. *	35,958
3,900	SonicWALL, Inc. *	34,008
1,500	Superior Essex, Inc. *	47,715
2,100	SYNNEX Corp. *	39,690
12,297	Tech Data Corp. *	458,432
3,000	Technitrol, Inc.	65,970
3,400	Tektronix, Inc.	97,274
400	Teleflex, Inc.	26,768
500	Thomas & Betts Corp. *	25,410
4,200	TIBCO Software, Inc. *	38,010
600	Total System Services, Inc.	18,732
2,500	United Stationers, Inc. *	137,500
3,000	Vishay Intertechnology, Inc. *	42,750
	Total Technology	4,706,232

See accompanying notes to the financial statements.
14

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Transportation — 1.48%
5,000	Arkansas Best Corp.	197,350
19,000	ExpressJet Holdings, Inc. *	137,370
4,300	Overseas Shipholding Group, Inc.	260,494
3,400	Saia, Inc. *	92,616
3,800	Swift Transportation Co. *	117,002
1,800	Werner Enterprises, Inc.	34,704
600	YRC Worldwide, Inc. *	26,088
	Total Transportation	865,624
	Utility — 3.35%
2,300	Alliant Energy Corp.	96,186
10,100	Centerpoint Energy, Inc. (a)	180,184
14,600	CenturyTel, Inc.	653,350
3,200	CT Communications, Inc.	75,424
1,800	Energy East Corp. (a)	44,478
1,600	IDACORP, Inc.	55,744
900	IDT Corp.-Class B *	11,754
1,300	Iowa Telecommunications Services, Inc.	26,039
100	New Jersey Resources Corp.	4,939
400	Northeast Utilities	11,624
2,600	NSTAR	88,946
3,600	OGE Energy Corp.	138,996
2,800	ONEOK, Inc.	116,648
3,600	Pepco Holdings, Inc.	95,832
900	Pinnacle West Capital Corp.	42,678
3,200	Reliant Energy, Inc. * (a)	54,112
4,200	Telephone & Data Systems, Inc.	233,898
300	UIL Holdings Corp.	10,929
600	Westar Energy, Inc.	16,122
	Total Utility	1,957,883
	TOTAL COMMON STOCKS (COST $52,045,802)	56,449,934

See accompanying notes to the financial statements.
15

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares/ Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 22.37%
	Money Market Funds — 1.57%
170,162	Barclays Global Investors Institutional Money Market Fund (b)	170,162
238,226	Merrimac Cash Series-Premium Class (b)	238,226
510,485	Reserve Primary Money Market Fund (b)	510,485
	Total Money Market Funds	918,873
	Other Short-Term Investments — 20.80%
680,647	Calyon Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (b)	680,647
2,089,792	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $2,090,039 and an effective yield of 4.25%, collaterialized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $2,131,588.	2,089,792
2,426,848	Credit Suisse First Boston Corp. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $2,427,209 and an effective yield of 5.35% collateralized by various corporate debt obligations with an aggregate market value of $2,578,553. (b)	2,426,848
360,866	Lehman Brothers Inc. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $360,920 and an effective yield of 5.35% collateralized by various corporate debt obligations with an aggregate market value of $368,107. (b)	360,866
2,518,393	Merrill Lynch & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $2,518,764 and an effective yield of 5.30% collateralized by various U.S. government obligations with an aggregate market value of $2,598,471. (b)	2,518,393
2,518,393	Morgan Stanley & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $2,518,768 and an effective yield of 5.36% collateralized by various corporate debt obligations with an aggregate market value of $2,676,061. (b)	2,518,393
680,647	Societe Generale Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (b)	680,647

See accompanying notes to the financial statements.
16

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Other Short-Term Investments — continued
879,232	Svenska Handlesbanken Eurodollar Overnight Time Deposit, 5.32%, due 03/01/07 (b)	879,232
	Total Other Short-Term Investments	12,154,818
	TOTAL SHORT-TERM INVESTMENTS (COST $13,073,691)	13,073,691
	TOTAL INVESTMENTS — 118.94% (Cost $65,119,493)	69,523,625
	Other Assets and Liabilities (net) — (18.94%)	(11,071,501)
	TOTAL NET ASSETS — 100.00%	$58,452,124

See accompanying notes to the financial statements.
17

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
15	Russell Mini	March 2007	$1,192,050	$2,261

As of February 28, 2007, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

See accompanying notes to the financial statements.
18

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $10,540,880 (cost $65,119,493) (Note 2)	$69,523,625
Dividends and interest receivable	59,042
Receivable for collateral on open futures contracts (Note 2)	40,500
Receivable for variation margin on open futures contracts (Note 2)	11,250
Receivable for expenses reimbursed by Manager (Note 3)	15,904
Total assets	69,650,321
Liabilities:
Collateral on securities loaned, at value (Note 2)	10,983,899
Payable for Fund shares repurchased	105,616
Payable to affiliate for (Note 3):
Management fee	14,288
Shareholder service fee	6,914
Trustees and Chief Compliance Officer of GMO Trust fees	130
Accrued expenses	87,350
Total liabilities	11,198,197
Net assets	$58,452,124
Net assets consist of:
Paid-in capital	$51,988,434
Accumulated undistributed net investment income	38,039
Accumulated net realized gain	2,019,258
Net unrealized appreciation	4,406,393
$58,452,124
Net assets attributable to:
Class III shares	$58,452,124
Shares outstanding:
Class III	5,839,583
Net asset value per share:
Class III	$10.01

See accompanying notes to the financial statements.
19

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends	$1,037,141
Interest	70,766
Securities lending income	53,463
Total investment income	1,161,370
Expenses:
Management fee (Note 3)	187,723
Shareholder service fee – Class III (Note 3)	90,834
Custodian, fund accounting agent and transfer agent fees	59,687
Audit and tax fees	57,511
Legal fees	3,314
Trustees fees and related expenses (Note 3)	719
Registration fees	5,691
Miscellaneous	7,021
Total expenses	412,500
Fees and expenses reimbursed by Manager (Note 3)	(132,965)
Net expenses	279,535
Net investment income (loss)	881,835
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	5,362,738
Closed futures contracts	(18,865)
Net realized gain (loss)	5,343,873
Change in net unrealized appreciation (depreciation) on:
Investments	(1,704,755)
Open futures contracts	(13,203)
Net unrealized gain (loss)	(1,717,958)
Net realized and unrealized gain (loss)	3,625,915
Net increase (decrease) in net assets resulting from operations	$4,507,750

See accompanying notes to the financial statements.
20

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$881,835	$1,112,296
Net realized gain (loss)	5,343,873	13,142,745
Change in net unrealized appreciation (depreciation)	(1,717,958)	(7,241,849)
Net increase (decrease) in net assets from operations	4,507,750	7,013,192
Distributions to shareholders from:
Net investment income
Class III	(1,160,532)	(1,236,378)
Net realized gains
Class III	(6,589,407)	(14,949,675)
	(7,749,939)	(16,186,053)
Net share transactions (Note 7):
Class III	8,181,959	(17,720,121)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	123,054	197,785
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	8,305,013	(17,522,336)
Total increase (decrease) in net assets	5,062,824	(26,695,197)
Net assets:
Beginning of period	53,389,300	80,084,497
End of period (including accumulated undistributed net investment income of $38,039 and $327,818, respectively)	$58,452,124	$53,389,300

See accompanying notes to the financial statements.
21

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.52	$12.38	$15.51	$9.81	$14.91
Income (loss) from investment operations:
Net investment income (loss)	0.15 †	0.20 †	0.19 †	0.17	0.18
Net realized and unrealized gain (loss)	0.68	1.11	1.32	5.78	(2.74)
Total from investment operations	0.83	1.31	1.51	5.95	(2.56)
Less distributions to shareholders:
From net investment income	(0.20)	(0.21)	(0.16)	(0.15)	(0.17)
From net realized gains	(1.14)	(2.96)	(4.48)	(0.10)	(2.37)
Total distributions	(1.34)	(3.17)	(4.64)	(0.25)	(2.54)
Net asset value, end of period	$10.01	$10.52	$12.38	$15.51	$9.81
Total Return(a)	8.71%	11.67%	14.98%	61.14%	(18.58)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$58,452	$53,389	$80,084	$179,268	$146,915
Net expenses to average daily net assets	0.46%	0.48%	0.48%	0.48%	0.48%
Net investment income to average daily net assets	1.46%	1.71%	1.48%	1.21%	1.21%
Portfolio turnover rate	79%	48%	66%	86%	69%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.22%	0.19%	0.12%	0.08%	0.08%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	$0.04	$0.09	$0.04	$0.08

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
22

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO U.S. Small/Mid Cap Value Fund (the "Fund"), is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund commenced operations following an in-kind purchase of shares by GMO Small/Mid Cap Value Fund (formerly GMO Small Cap Value Fund) ("Predecessor Fund") effected as of the close of business on September 16, 2005. For tax purposes, this transaction met all requirements for a tax-free reorganization under the Internal Revenue Code, and consequently the Fund retained the Predecessor Fund's basis and holding period in each asset contributed in-kind. For accounting purposes, the Fund also recorded a cost for each in-kind asset contributed by the Predecessor Fund equal to such asset's historical cost. For tax and accounting purposes, the Fund is treated as a continuation of the Predecessor Fund's operations. Therefore, the Financial Statements reflect the performance and operational history of the Predecessor Fund prior to September 16, 2005.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming the Russell 2500 Value Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 2500 Index, and companies with similar size characteristics.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which

23

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

24

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $10,540,880 collateralized by cash in the amount of $10,983,899, which was invested in short-term instruments.

25

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $2,676,756 and $3,683,108, respectively, and long-term capital gains – $5,073,183 and $12,502,945, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $390,719 and $1,765,362 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$65,216,016	$6,335,618	$(2,028,009)	$4,307,609

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to adjustments related to real estate investment trust holdings. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(11,082)	$11,082	$—

26

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares were each 0.50% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $63,264 and $22,512 in purchase premiums and $59,790 and $175,273 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a

27

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.31% of the Fund's average daily net assets.

The Fund's portion of the fee paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $443 and $393, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $47,133,523 and $45,866,352, respectively.

28

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 58.32% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 0.13% of the Fund's shares were held by six related parties comprised of certain GMO employee accounts, and 54.26% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund and Predecessor Fund shares were as follows (See Note 1):

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	1,190,034	$12,827,643	422,099	$4,921,114
Shares issued to shareholders in reinvestment of distributions	788,738	7,656,823	1,457,928	15,854,092
Shares repurchased	(1,212,411)	(12,302,507)	(3,031,732)	(35,529,983)
Redemption in kind	—	—	(245,909)	(2,965,344)
Purchase premiums and redemption fees	—	123,054	—	197,785
Net increase (decrease)	766,361	$8,305,013	(1,397,614)	$(17,522,336)

29

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Small/Mid Cap Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Small/Mid Cap Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

30

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$1,120.10	$2.42
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

31

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $5,073,183 from long-term capital gains.

For taxable, non-corporate shareholders, 28.96% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 25.75% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $55,663 and $1,516,224, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

32

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

33

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/13/1941	Trustee	Since May 1996	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare Systems, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

34

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

35

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Clerk	Since March 2005.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC. (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

36

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Core Plus Bond Fund returned +6.9% for the fiscal year ended February 28, 2007 as compared to +5.5% return for the Lehman Brothers U.S. Aggregate Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund outperformed the benchmark during the fiscal year by 1.4%. Value added from currency selection, emerging debt exposure, and cash management offset interest rate strategy underperformance.

Overall global bond market yields, as measured by the JPMorgan Global Government Bond Index, rose by 24 bps during the fiscal year, with the largest three markets (Euro-area, U.S., and Japan) rising an average of 20 bps. Bond market yields generally rose, with Sweden (+59 bps), the Euro-area (+51 bps), and Australia (+49 bps) rising the most. Only U.S. (-1 bp) and Canadian (-7 bps) yields fell during the fiscal year. Even though most yields rose during the time period, all but the U.K. (-0.2%) reported total return gains in the +0.3% to +4.9% range. Global yield curves (measured by the difference between 10-year and 2-year swap rates) mostly flattened during the fiscal year. The U.S. curve, however, steepened by +8 bps during the period. Sweden's curve flattened the most (-50 bps), followed by Switzerland (-40 bps), Euro-area (-36 bps), and Japan (-36 bps).

Major, sustained bond market positions included the Swedish overweight and U.S. underweight. Australian positions switched from an underweight to an overweight early in the period, while Canadian positions switched from an overweight to an underweight. U.K., Australian, and Swiss market positions were the largest positive contributors over the period while Japanese, Canadian, and Swedish positions detracted from performance.

Currency selection added the bulk of the strategy's outperformance during the fiscal year. The U.S. dollar declined 6% to 13% versus most major currencies during 2006, unwinding some of the strength it had seen in 2005. Swedish krona gained nearly 13% in spot terms versus the dollar, followed by British sterling (12%) and the euro (11%). The currencies to register negative excess returns versus the U.S. dollar were the Japanese yen and the Canadian dollar. While underweight positions in Swedish krona and Swiss francs detracted from performance during the fiscal year, overweight positions in British sterling, Australian dollars, and New Zealand dollars as well as a Japanese yen underweight position more than offset losses.

Emerging country debt exposure added value as did cash management strategies.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class IV will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	93.86%
Short-Term Investments	5.83
Swaps	0.72
Options Purchased	0.66
Forward Currency Contracts	0.45
Loan Participations	0.11
Loan Assignments	0.08
Preferred Stocks	0.06
Promissory Notes	0.02
Rights and Warrants	0.02
Written Options	(0.08)
Futures	(0.14)
Reverse Repurchase Agreements	(0.24)
Other	(1.35)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Country / Region Summary**	% of Investments
United States	83.40%
Sweden	30.02
Euro Region***	27.12
Australia	15.64
Emerging	4.20
United Kingdom	(6.92)
Switzerland	(9.08)
Canada	(15.35)
Japan	(29.03)
100.00%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Belgium, Finland, France, Germany, Ireland, Italy, Netherlands and Spain.

2

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 5.79%
		Albania — 0.25%
		Foreign Government Obligations
USD	15,681,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a) (b)	5,889,207
		Austria — 0.25%
		Corporate Debt
GBP	500,000	Bank Austria Creditanstalt AG, 8.38%, due 11/04/11	1,085,890
USD	4,175,000	Bank Austria Creditanstalt AG, 144A, 7.25%, due 02/15/17	4,810,352
		Total Austria	5,896,242
		Canada — 0.15%
		Foreign Government Obligations
CAD	4,000,000	Government of Canada (Cayman), 7.25%, due 06/01/08	3,539,706
		United States — 5.14%
		Corporate Debt — 1.26%
USD	5,000,000	Eastman Chemical Co., 7.25%, due 01/15/24	5,355,650
USD	10,000,000	General Electric Capital Corp. MTN, 5.88%, due 02/15/12	10,267,000
USD	5,000,000	Target Corp, 4.00%, due 06/15/13	4,681,550
USD	5,000,000	Verizon Global Funding Corp, 4.38%, due 06/01/13	4,776,350
USD	5,000,000	Wells Fargo & Co, 5.00%, due 11/15/14	4,867,700
			29,948,250
		U.S. Government — 3.63%
USD	56,207,250	U.S. Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (c) (d)	56,944,970
USD	5,000,000	U.S. Treasury Note, 4.00%, due 09/30/07 (c)	4,969,531
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/10 (b)	8,681,890
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12 (b)	7,834,777
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12 (b)	7,643,824
			86,074,992
		U.S. Government Agency — 0.25%
USD	6,000,000	Fannie Mae, TBA, 5.50%, due 03/01/35	5,949,375
		Total United States	121,972,617
		TOTAL DEBT OBLIGATIONS (COST $134,024,468)	137,297,772

See accompanying notes to the financial statements.
3

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Principal Amount / Shares / Par Value		Description	Value ($)
		OPTIONS PURCHASED — 0.45%
		Currency Options — 0.45%
AUD	95,800,000	AUD Call/JPY Put, Expires 04/20/07, Strike 90.00	2,318,934
AUD	330,000,000	AUD Call/USD Put, Expires 07/19/07, Strike 0.81	1,760,566
AUD	95,800,000	AUD Put/JPY Call, Expires 04/20/07, Strike 85.00	7,507
CHF	164,500,000	CHF Call/USD Put, Expires 05/15/07, Strike 1.21	1,735,811
CHF	164,500,000	CHF Put/USD Call, Expires 05/15/07, Strike 1.27	127,811
EUR	82,300,000	EUR Call/USD Put, Expires 10/23/07, Strike 1.32	2,861,238
GBP	123,000,000	GBP Put/USD Call, Expires 06/05/07, Strike 1.92	1,110,978
JPY	17,030,000,000	JPY Call/USD Put, Expires 04/09/07, Strike 111.75	164,169
JPY	17,030,000,000	JPY Put/USD Call, Expires 04/09/07, Strike 119.65	652,760
		Total Currency Options	10,739,774
		TOTAL OPTIONS PURCHASED (COST $11,538,113)	10,739,774
		PREFERRED STOCKS — 0.07%
		United States — 0.07%
	10,000	Home Ownership Funding 2 Preferred 144A, 13.338%	1,516,870
		TOTAL PREFERRED STOCKS (COST $2,138,851)	1,516,870
		MUTUAL FUNDS — 92.74%
		United States — 92.74%
		Affiliated Issuers
	6,871,826	GMO Emerging Country Debt Fund, Class IV	73,734,690
	64,234,991	GMO Short-Duration Collateral Fund	1,648,269,872
	93,858	GMO Special Purpose Holding Fund (b) (e)	132,340
	18,293,259	GMO World Opportunity Overlay Fund	475,441,813
		Total United States	2,197,578,715
		TOTAL MUTUAL FUNDS (COST $2,202,657,322)	2,197,578,715

See accompanying notes to the financial statements.
4

GMO Core Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($) / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.05%
	Money Market Funds — 0.05%
1,172,855	Merrimac Cash Series-Premium Class	1,172,855
	TOTAL SHORT-TERM INVESTMENTS (COST $1,172,855)	1,172,855
	TOTAL INVESTMENTS — 99.10% (Cost $2,351,531,609)	2,348,305,986
	Other Assets and Liabilities (net) — 0.90%	21,356,723
	TOTAL NET ASSETS — 100.00%	$2,369,662,709

See accompanying notes to the financial statements.
5

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward currency contracts

Settlement Date	Deliver		In Exchange For		Net Unrealized Appreciation
3/06/2007	USD	197,251,999	NZD	285,600,000	$3,160,524
3/13/2007	USD	423,352,034	JPY	50,640,000,000	4,913,117
3/13/2007	JPY	77,710,000,000	USD	666,767,342	9,569,774
3/20/2007	EUR	194,800,000	NOK	1,611,300,380	4,916,143
3/27/2007	USD	258,271,227	AUD	330,300,000	1,801,625
4/03/2007	USD	91,229,970	CAD	107,200,000	515,045
4/10/2007	SEK	1,019,550,293	EUR	110,400,000	248,123
5/01/2007	USD	93,165,578	NZD	135,300,000	1,422,594
					$26,546,945
Settlement Date	Deliver		In Exchange For		Net Unrealized Depreciation
3/06/2007	NZD	285,600,000	USD	196,572,485	$(3,840,038)
3/20/2007	NOK	696,451,070	EUR	83,400,000	(3,182,077)
3/27/2007	AUD	215,400,000	USD	168,905,427	(697,033)
4/03/2007	CAD	293,100,000	USD	250,434,687	(409,192)
4/10/2007	EUR	32,600,000	SEK	295,570,345	(860,286)
4/17/2007	USD	296,275,959	GBP	150,500,000	(690,197)
4/24/2007	CHF	252,900,000	USD	203,835,231	(4,620,240)
5/08/2007	EUR	200,200,000	USD	263,951,961	(1,713,263)
					$(16,012,326)

See accompanying notes to the financial statements.
6

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1,530	Australian Government Bond 10 Yr.	March 2007	$123,322,690	$887,993
2,424	Australian Government Bond 3 Yr.	March 2007	191,531,078	510,418
945	Euro BOBL	March 2007	136,399,206	586,654
1,938	Euro Bund	March 2007	298,038,244	2,268,843
735	U.S. 5 Yr. Note (CBT)	July 2007	77,875,547	857,748
51	U.S. Long Bond (CBT)	June 2007	5,759,812	137,680
				$5,249,336
Sales
2,629	Canadian Government Bond 10 Yr.	June 2007	$256,156,669	$(1,627,415)
3,800	Fed Funds 30 Day	March 2007	1,500,407,523	(90,573)
461	Japanese Government Bond 10 Yr. (TSE)	March 2007	525,666,920	(4,051,000)
389	U.S. Treasury Note 10 Yr.	June 2007	42,242,969	(602,326)
617	U.S. Treasury Note 2 Yr. (CBT)	June 2007	126,456,078	(718,081)
586	UK Gilt Long Bond	June 2007	125,780,395	(1,089,291)
				$(8,178,686)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
5,000,000	USD	4/2/2007	Lehman Brothers	Receive	0.52%	General Electric
						Capital Corp.	$6,312
3,000,000	USD	4/17/2007	UBS AG	Receive	0.80%	EOP Operating LP	5,619
3,000,000	USD	4/17/2007	UBS AG	Receive	0.47%	Goldman Sachs Group, Inc.	3,099
3,000,000	USD	4/17/2007	Bear Stearns	Receive	1.28%	National Rural Utilities Cooperative Finance Corp.	9,468
10,000,000	USD	12/20/2007	Citigroup	Receive	2.41%	Time Warner, Inc.	234,726

See accompanying notes to the financial statements.
7

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
5,000,000	USD	6/20/2008	Lehman Brothers	Receive	0.50%	Dominion
						Resources, Inc.	$33,148
5,000,000	USD	6/20/2008	Deutsche Bank AG	Receive	0.48%	Household Finance Corp.	29,627
5,000,000	USD	6/20/2008	Deutsche Bank AG	Receive	0.65%	Kraft Foods, Inc.	43,962
5,000,000	USD	6/20/2008	Deutsche Bank AG	Receive	0.40%	Norfolk Southern Corp.	25,087
5,000,000	USD	6/20/2008	Deutsche Bank AG	Receive	0.40%	Washington Mutual, Inc.	22,104
10,000,000	USD	9/20/2008	Deutsche Bank AG	Receive	0.32%	American International Group, Inc.	46,676
10,000,000	USD	12/20/2008	Lehman Brothers	Receive	0.27%	Federal Home Loan Bank System	46,705
350,000,000	USD	12/20/2008	JP Morgan Chase Bank	(Pay)	0.15%	Reference security within CDX Index	(284,644)
5,000,000	USD	5/20/2009	JP Morgan Chase Bank	Receive	1.13%	United Mexican States	106,171
5,000,000	USD	6/20/2009	Citigroup	Receive	0.25%	ConocoPhillips Co.	25,234
5,000,000	USD	6/20/2009	Barclays Bank PLC	Receive	0.91%	Sprint Capital Corp.	89,035
5,000,000	USD	6/20/2009	Lehman Brothers	Receive	0.67%	Wyeth	76,089
5,000,000	USD	9/20/2009	UBS AG	Receive	0.59%	Capital One Bank	61,825
5,000,000	USD	9/20/2009	Citigroup	Receive	0.30%	Coca-Cola Enterprises, Inc.	30,047
5,000,000	USD	9/20/2009	Citigroup	Receive	0.69%	Comcast Cable Communications, Inc.	80,887
5,000,000	USD	9/20/2009	UBS AG	Receive	0.62%	Devon Energy Corp.	70,936
5,000,000	USD	9/20/2009	Barclays Bank PLC	Receive	0.54%	Duke Energy Corp.	64,861
5,000,000	USD	9/20/2009	Citigroup	Receive	0.25%	International Business Machines	28,145
5,000,000	USD	9/20/2009	UBS AG	Receive	0.53%	Kinder Morgan Energy Partners LP	52,605
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.25%	AT&T Wireless Services, Inc.	28,608
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.21%	Bank of America Corp.	20,826
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.30%	Boeing Capital Corp.	37,318
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.21%	Citigroup, Inc.	20,660

See accompanying notes to the financial statements.
8

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.66%	Daimler-Chrysler AG	$59,276
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.26%	Morgan Stanley	11,386
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.39%	SBC Communications, Inc.	43,771
5,000,000	USD	12/20/2009	Deutsche Bank AG	Receive	0.35%	The Kroger Co.	24,688
5,000,000	USD	12/20/2009	Barclays Bank PLC	Receive	0.38%	Weyerhaeuser Co.	28,333
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.30%	Credit Suisse First Boston (USA), Inc.	33,949
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.31%	HSBC Finance Corp.	19,836
5,000,000	USD	6/20/2010	UBS AG	Receive	0.29%	JP Morgan Chase Bank	28,675
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.31%	Lehman Brothers Holdings, Inc.	15,570
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.29%	Merrill Lynch & Co., Inc.	9,686
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.27%	Merrill Lynch & Co., Inc.	12,941
5,000,000	USD	6/20/2010	Lehman Brothers	Receive	0.40%	PSEG Power LLC	39,616
5,000,000	USD	6/20/2010	Lehman Brothers	Receive	0.20%	Royal Bank of Scotland PLC	27,565
5,000,000	USD	6/20/2010	UBS AG	Receive	0.36%	The Bear Stearns Companies, Inc.	21,804
5,000,000	USD	6/20/2010	UBS AG	Receive	0.34%	The Goldman Sachs Group, Inc.	21,124
5,000,000	USD	6/20/2010	UBS AG	Receive	0.52%	TXU Electric Delivery Co.	(77,839)
5,000,000	USD	6/20/2010	Barclays Bank PLC	Receive	0.17%	Wachovia Corp.	13,273
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.20%	Bank of America Corp.	14,078
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.19%	Citigroup, Inc.	15,647
5,000,000	USD	12/20/2010	Deutsche Bank AG	Receive	0.75%	Enterprise Products Partners LP	106,244

See accompanying notes to the financial statements.
9

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
5,000,000	USD	12/20/2010	Citigroup	Receive	0.39%	Exelon Generation
						Co. LLC	$23,297
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.45%	First Energy Corp.	60,959
5,000,000	USD	12/20/2010	Barclays Bank PLC	Receive	0.28%	JP Morgan Chase Bank	20,558
5,000,000	USD	12/20/2010	UBS AG	Receive	0.47%	Progress Energy, Inc.	71,807
5,000,000	USD	3/20/2011	Barclays Bank PLC	Receive	0.25%	Bell South	31,084
5,000,000	USD	3/20/2011	Barclays Bank PLC	Receive	0.25%	HSBC Finance Corp.	7,960
2,000,000	USD	6/20/2011	UBS AG	Receive	0.32%	Boston Properties Limited Partnership	2,022
4,000,000	USD	6/20/2011	Bank of America, N.A.	Receive	0.12%	Citigroup, Inc.	3,933
3,000,000	USD	6/20/2011	Bank of America, N.A.	Receive	0.14%	Credit Suisse First Boston (USA), Inc.	3,875
5,000,000	USD	6/20/2011	Citigroup	Receive	0.37%	Deutsche Telekom International Finance B.V.	28,210
2,000,000	USD	6/20/2011	UBS AG	Receive	0.26%	ERP Operating LP	2,869
4,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.20%	Morgan Stanley	(10,612)
2,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.30%	Prologis	6,744
5,000,000	USD	6/20/2011	Citigroup	Receive	0.49%	Telecom Italia SpA	14,524
3,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.08%	US Bancorp	(1,012)
2,000,000	USD	12/20/2011	Barclays Bank PLC	Receive	0.04%	UBS	32,662
2,000,000	USD	12/20/2011	Barclays Bank PLC	Receive	0.11%	Wachovia	(796)
5,000,000	USD	3/20/2013	Barclays Bank PLC	Receive	0.25%	Goldman Sachs Group, Inc.	(23,794)
2,000,000	USD	12/20/2013	UBS AG	Receive	0.34%	CIT	(1,486)
3,000,000	USD	12/20/2013	Lehman Brothers	Receive	0.25%	Mid America Energy	2,041

See accompanying notes to the financial statements.
10

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
2,000,000	USD	12/20/2013	Barclays	Receive	0.25%	SLMA
			Bank PLC				$(10,051)
15,376,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	0.70%	Reference security within CDX Index	99,853
24,800,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	0.70%	Reference security within CDX Index	161,053
9,920,000	USD	3/20/2015	JP Morgan Chase Bank	Receive	0.70%	Reference security within CDX Index	64,421
25,000,000	USD	6/20/2015	JP Morgan Chase Bank	Receive	0.65%	Reference security within CDX Index	209,325
5,000,000	USD	6/20/2015	Lehman Brothers	Receive	0.65%	Reference security within CDX Index	41,865
25,000,000	USD	6/20/2015	Lehman Brothers	Receive	0.65%	Reference security within CDX Index	209,325
1,000,000	USD	12/20/2016	UBS AG	Receive	0.15%	Bank of America	(2,696)
1,000,000	USD	12/20/2016	UBS AG	Receive	0.12%	Citigroup	(4,723)
1,000,000	USD	12/20/2016	Bank of America, N.A.	Receive	0.17%	GECC	(299)
1,000,000	USD	12/20/2016	Lehman Brothers	Receive	0.31%	Goldman Sachs	(9,379)
1,000,000	USD	12/20/2016	Lehman Brothers	Receive	0.22%	HSBC Finance	(10,326)
1,000,000	USD	12/20/2016	Bank of America, N.A.	Receive	0.22%	JP Morgan	(4,294)
1,000,000	USD	12/20/2016	Barclays Bank PLC	Receive	0.33%	Pacific Gas	3,544
73,000,000	USD	12/20/2016	JP Morgan Chase Bank	Receive	0.65%	Reference security within CDX Index	457,619
2,000,000	USD	12/20/2016	JP Morgan Chase Bank	Receive	0.65%	Reference security within CDX Index	12,537
10,000,000	USD	12/20/2016	Lehman Brothers	Receive	0.65%	Reference security within CDX Index	62,688
1,000,000	USD	12/20/2016	Bank of America, N.A.	Receive	0.33%	Well Point	3,705
5,000,000	USD	1/20/2024	Goldman Sachs	(Pay)	1.11%	Eastman Chemical Co	(82,886)
					Premiums to (Pay) Receive	$155,726	$2,960,885

See accompanying notes to the financial statements.
11

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
26,500,000	SEK	3/21/2009	Deutsche Bank AG	Receive	3.90%	3 month SEK STIBOR	$(3,137)
526,600,000	SEK	3/21/2009	JP Morgan Chase Bank	Receive	3.90%	3 month SEK STIBOR	(62,345)
10,100,000	USD	2/15/2010	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(1,440,314)
10,100,000	USD	2/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(1,353,947)
783,600,000	SEK	3/21/2012	Deutsche Bank AG	Receive	4.10%	3 month SEK STIBOR	(323,412)
529,000,000	SEK	3/21/2012	JP Morgan Chase Bank	Receive	4.10%	3 month SEK STIBOR	(218,332)
68,800,000	CHF	3/21/2012	Deutsche Bank AG	(Pay)	2.70%	6 month CHF LIBOR	14,231
11,000,000	CHF	3/21/2012	JP Morgan Chase Bank	(Pay)	2.70%	6 month CHF LIBOR	2,275
4,000,000	CHF	3/21/2012	Merrill Lynch	(Pay)	2.70%	6 month CHF LIBOR	827
10,100,000	USD	8/15/2012	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(1,342,406)
13,100,000	CHF	3/21/2014	Citigroup	(Pay)	2.85%	6 month CHF LIBOR	(52,913)
31,000,000	CHF	3/21/2014	Deutsche Bank AG	(Pay)	2.85%	6 month CHF LIBOR	(125,214)
23,000,000	CHF	3/21/2014	JP Morgan Chase Bank	(Pay)	2.85%	6 month CHF LIBOR	(92,901)
313,600,000	SEK	3/21/2017	Deutsche Bank AG	Receive	4.30%	3 month SEK STIBOR	113,794
633,100,000	SEK	3/21/2017	JP Morgan Chase Bank	Receive	4.30%	3 month SEK STIBOR	229,728
21,400,000	CHF	3/21/2017	Citigroup	(Pay)	3.00%	6 month CHF LIBOR	(210,950)
39,000,000	CHF	3/21/2017	Deutsche Bank AG	(Pay)	3.00%	6 month CHF LIBOR	(384,442)
13,100,000	CHF	3/21/2017	JP Morgan Chase Bank	(Pay)	3.00%	6 month CHF LIBOR	(129,133)
9,600,000	CHF	3/21/2017	Merrill Lynch	(Pay)	3.00%	6 month CHF LIBOR	(94,632)
15,680,000	USD	8/31/2025	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(1,465,171)
					Premiums to (Pay) Receive	$6,919,360	$(6,938,394)

See accompanying notes to the financial statements.
12

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
58,000,000	USD	3/30/2007	JP Morgan Chase Bank	1 month	Return on
				LIBOR - 0.01%	Lehman Aggregate
					Total Return Index	$652,574
35,000,000	USD	4/30/2007	JP Morgan Chase Bank	1 month LIBOR - 0.01%	Return on Lehman Aggregate Total Return Index	393,795
85,000,000	USD	4/30/2007	Lehman Brothers	1 month LIBOR - 0.05%	Return on Lehman Brothers U.S. Government Index	972,344
115,000,000	USD	4/30/2007	Lehman Brothers	1 month LIBOR - 0.12%	Return on Lehman Mortgage Total Return Index	(929,420)
400,000,000	USD	4/30/2007	UBS AG	1 month LIBOR - 0.05%	Return on Lehman Mortgage Total Return Index	3,211,765
155,000,000	USD	5/31/2007	UBS AG	1 month LIBOR - 0.03%	Return on Lehman Mortgage Total Return Index	1,241,652
245,000,000	USD	6/30/2007	UBS AG	1 month LIBOR - 0.03%	Return on Lehman Mortgage Total Return Index	1,963,531
225,000,000	USD	7/31/2007	Lehman Brothers	1 month LIBOR - 0.05%	Return on Lehman Brothers U.S. Government Index	2,573,851
155,000,000	USD	10/31/2007	Lehman Brothers	1 month LIBOR - 0.055%	Return on Lehman Mortgage Total Return Index	1,245,140
350,000,000	USD	1/31/2008	Lehman Brothers	1 month LIBOR - 0.05%	Return on Lehman Brothers U.S. Government Index	4,003,769
250,000,000	USD	8/19/2011	Morgan Stanley	3 month LIBOR - 0.01%	Return on Lehman Aggregate Total Return Index	1,620,890
				Premiums to (Pay) Receive	$—	$16,949,891

See accompanying notes to the financial statements.
13

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

STIBOR - Stockholm Interbank Offered Rate

TBA - To Be Announced - Delayed Delivery Security

(a)  Security is backed by the U.S. Government.

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

(d)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(e)  Bankrupt issuer.

Currency Abbreviations:

AUD - Australian Dollar CAD - Canadian Dollar CHF - Swiss Franc EUR - Euro GBP - British Pound	JPY - Japanese Yen NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona USD - United States Dollar

See accompanying notes to the financial statements.
14

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $148,874,287) (Note 2)	$150,727,271
Investments in affiliated issuers, at value (cost $2,202,657,322) (Notes 2 and 8)	2,197,578,715
Interest receivable	806,102
Unrealized appreciation on open forward currency contracts (Note 2)	26,546,945
Receivable for variation margin on open futures contracts (Note 2)	1,358,644
Interest receivable for open swap contracts	3,357,055
Receivable for open swap contracts (Note 2)	21,725,888
Receivable for expenses reimbursed by Manager (Note 3)	128,953
Total assets	2,402,229,573
Liabilities:
Payable for investments purchased (Note 2)	1,000,000
Payable for investments purchased – delayed delivery (Note 2)	5,915,625
Foreign currency due to custodian	1,269
Payable to affiliate for (Note 3):
Management fee	450,651
Shareholder service fee	187,278
Trustees and Chief Compliance Officer of GMO Trust fees	5,013
Unrealized depreciation on open forward currency contracts (Note 2)	16,012,326
Payable for open swap contracts (Note 2)	8,753,506
Accrued expenses	241,196
Total liabilities	32,566,864
Net assets	$2,369,662,709

See accompanying notes to the financial statements.
15

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007 — (Continued)

Net assets consist of:
Paid-in capital	$2,371,694,237
Distributions in excess of net investment income	(2,248,853)
Accumulated net realized loss	(24,106,219)
Net unrealized appreciation	24,323,544
$2,369,662,709
Net assets attributable to:
Class III shares	$187,044,723
Class IV shares	$2,182,617,986
Shares outstanding:
Class III	17,824,189
Class IV	207,811,444
Net asset value per share:
Class III	$10.49
Class IV	$10.50

See accompanying notes to the financial statements.
16

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends	$154,156
Dividends from affiliated issuers (Note 8)	121,895,288
Interest	6,736,244
Securities lending income	327
Total investment income	128,786,015
Expenses:
Management fee (Note 3)	6,910,870
Shareholder service fee – Class III (Note 3)	272,532
Shareholder service fee – Class IV (Note 3)	2,582,660
Custodian, fund accounting agent and transfer agent fees	939,314
Audit and tax fees	72,794
Legal fees	86,203
Trustees fees and related expenses (Note 3)	44,038
Registration fees	32,917
Miscellaneous	35,649
Total expenses	10,976,977
Fees and expenses reimbursed by Manager (Note 3)	(1,138,460)
Indirectly incurred fees waived or borne by Manager (Note 3)	(343,942)
Shareholder service fee waived (Note 3)	(82,438)
Net expenses	9,412,137
Net investment income (loss)	119,373,878
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(3,987,786)
Investments in affiliated issuers	25,259,029
Realized gains distributions from affiliated issuers (Note 8)	10,734,554
Closed futures contracts	(10,921,701)
Closed swap contracts	(13,153,001)
Foreign currency, forward contracts and foreign currency related transactions	56,451,987
Net realized gain (loss)	64,383,082
Change in net unrealized appreciation (depreciation) on:
Investments	(22,665,081)
Open futures contracts	(4,743,873)
Open swap contracts	15,968,189
Foreign currency, forward contracts and foreign currency related transactions	6,829,425
Net unrealized gain (loss)	(4,611,340)
Net realized and unrealized gain (loss)	59,771,742
Net increase (decrease) in net assets resulting from operations	$179,145,620

See accompanying notes to the financial statements.
17

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$119,373,878	$56,368,216
Net realized gain (loss)	64,383,082	(16,074,682)
Change in net unrealized appreciation (depreciation)	(4,611,340)	18,252,176
Net increase (decrease) in net assets from operations	179,145,620	58,545,710
Distributions to shareholders from:
Net investment income
Class III	(9,204,300)	(8,334,939)
Class IV	(140,512,830)	(78,000,540)
Total distributions from net investment income	(149,717,130)	(86,335,479)
Net share transactions (Note 7):
Class III	35,129,910	(1,076,194,776)
Class IV	(461,382,628)	2,654,220,272
Increase (decrease) in net assets resulting from net share transactions	(426,252,718)	1,578,025,496
Total increase (decrease) in net assets	(396,824,228)	1,550,235,727
Net assets:
Beginning of period	2,766,486,937	1,216,251,210
End of period (including distributions in excess of net investment income of $2,248,853 and $29,333,970, respectively)	$2,369,662,709	$2,766,486,937

See accompanying notes to the financial statements.
18

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.32	$10.35	$10.40	$9.95	$10.39
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.43	0.15	0.18	0.25	0.20
Net realized and unrealized gain (loss)	0.27	0.17	0.24	0.91	0.44
Total from investment operations	0.70	0.32	0.42	1.16	0.64
Less distributions to shareholders:
From net investment income	(0.53)	(0.35)	(0.25)	(0.28)	(0.47)
From net realized gains	—	—	(0.22)	(0.43)	(0.61)
Total distributions	(0.53)	(0.35)	(0.47)	(0.71)	(1.08)
Net asset value, end of period	$10.49	$10.32	$10.35	$10.40	$9.95
Total Return(b)	6.85%	3.10%	4.01%	11.99%	6.45%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$187,045	$148,476	$1,216,251	$602,824	$286,030
Net expenses to average daily net assets(c)	0.39%	0.39%	0.39%	0.39%	0.38%
Net investment income to average daily net assets(a)	4.11%	1.40%	1.77%	2.43%	1.91%
Portfolio turnover rate	72%	62%	108%	114%	108%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.06%	0.07%	0.09%	0.09%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
19

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28, 2007	Period from July 26, 2005 (commencement of operations) through February 28, 2006
Net asset value, beginning of period	$10.33	$10.46
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.45	0.23
Net realized and unrealized gain (loss)	0.26	(0.01	)(b)
Total from investment operations	0.71	0.22
Less distributions to shareholders:
From net investment income	(0.54)	(0.35)
Total distributions	(0.54)	(0.35)
Net asset value, end of period	$10.50	$10.33
Total Return(c)	6.90%	2.06	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,182,618	$2,618,011
Net expenses to average daily net assets(d)	0.34%	0.34	%*
Net investment income to average daily net assets(a)	4.33%	2.16	%(e)
Portfolio turnover rate	72%	62	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.07	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The per share amount is not in accord with the net realized and unrealized gain (loss) on investments for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during periods shown and assumes the effect of reinvested distributions.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  The ratio for the period ended February 28, 2006 has not been annualized since the Fund believes it would not be appropriate because the Fund's net income is not earned ratably throughout the fiscal year.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2006.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
20

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Core Plus Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of the Lehman Brothers U.S. Aggregate Index. The Fund typically invests in fixed income securities included in the Lehman Brothers U.S. Aggregate Index and in securities with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. The Fund may invest in or use U.S. and foreign investment-grade bonds; shares of GMO Short-Duration Collateral Fund; shares of GMO World Opportunity Overlay Fund; futures contracts, currency forwards, swap contracts, and other types of derivatives; sovereign debt of emerging countries, primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF") (limited to 5% of the Fund's total assets); and credit default swaps.

As of February 28, 2007, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). Shares of the GMO Short-Duration Collateral Fund, the GMO World Opportunity Overlay Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market

21

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 31.52% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), a holding of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 28, 2007, the Fund indirectly received $1,245,197 in conjunction with a settlement agreement related to the default of those asset-backed securities. In addition, the Fund also indirectly received $3,258,666 from other defendants for litigation proceeds.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on

22

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to

23

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest

24

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

25

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments. Delayed delivery commitments outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

26

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $149,717,130 and $86,335,479, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $67,337,501 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions and partnership interest tax allocations.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $34,693,380 and $2,795,729 expiring in 2014 and 2015. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2007, the Fund elected to defer to March 1, 2007 post-October capital losses of $31,418,866.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,365,998,434	$6,361,281	$(24,053,729)	$(17,692,448)

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and derivative contract transactions. The financial highlights exclude these adjustments.

27

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$57,428,369	$(59,019,787)	$1,591,418

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities

28

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class IV shares; provided, however, that the amount of this waiver will not exceed the respective Class's shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual

29

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's CCO (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.015%	0.003%	0.019%	0.037%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $31,950 and $15,485, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2007, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$659,015,972	$687,891,524
Investments (non-U.S. Government securities)	1,360,578,641	1,806,526,077

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that

30

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 59.83% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. One of the shareholders is another fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, less than 0.01% of the Fund's shares were held by three related parties comprised of certain GMO employee accounts, and 92.27% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	10,466,484	$108,425,382	65,768,202	$689,623,823
Shares issued to shareholders in reinvestment of distributions	574,344	5,967,454	589,802	6,119,804
Shares repurchased	(7,600,338)	(79,262,926)	(169,430,468)	(1,771,938,403)
Net increase (decrease)	3,440,490	$35,129,910	(103,072,464)	$(1,076,194,776)
	Year Ended February 28, 2007		Period from July 26, 2005 (commencement of operations) through February 28, 2006
Class IV:	Shares	Amount	Shares	Amount
Shares sold	90,465,074	$952,490,812	247,726,958	$2,595,011,214
Shares issued to shareholders in reinvestment of distributions	13,509,020	140,512,830	7,535,843	78,000,540
Shares repurchased	(149,605,257)	(1,554,386,270)	(1,820,194)	(18,791,482)
Net increase (decrease)	(45,631,163)	$(461,382,628)	253,442,607	$2,654,220,272

31

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the securities of affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$83,157,963	$36,202,716	$40,500,000	$7,272,025	$6,230,691	$73,734,690
GMO Short- Duration Collateral Fund	2,001,262,353	1,080,223,263	1,427,800,000	114,623,263	—	1,648,269,872
GMO Special Purpose Holding Fund	772,451	—	—	—	4,503,863	132,340
GMO World Opportunity Overlay Fund	554,275,256	211,650,000	306,860,000	—	—	475,441,813
Totals	$2,639,468,023	$1,328,075,979	$1,775,160,000	$121,895,288	$10,734,554	$2,197,578,715

9.  Subsequent events

On March 20, 2007 the Fund received redemption requests in the amount of $894,185,000.

32

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Core Plus Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Core Plus Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

33

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
Class III
1) Actual	0.42%	$1,000.00	$1,046.20	$2.13
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11
Class IV
1) Actual	0.37%	$1,000.00	$1,046.70	$1.88
2) Hypothetical	0.37%	$1,000.00	$1,022.96	$1.86

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

34

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $77,609,519 or if determined to be different, the qualified interest income of such year.

35

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

36

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

37

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

38

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

39

GMO Global Bond Fund
(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Global Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Bond Fund returned +9.0% for the fiscal year ended February 28, 2007 as compared to +6.2% for the JPMorgan Global Government Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund outperformed the benchmark during the fiscal year by 2.8%. Value added from currency selection, emerging debt exposure, and cash management offset interest rate strategy underperformance.

Overall global bond market yields, as measured by the JPMorgan Global Government Bond Index, rose by 24 bps during the fiscal year, with the largest three markets (Euro-area, U.S., and Japan) rising an average of 20 bps. Bond market yields generally rose, with Sweden (+59 bps), the Euro-area (+51 bps), and Australia (+49 bps) rising the most. Only U.S. (-1 bp) and Canadian (-7 bps) yields fell during the fiscal year. Even though most yields rose during the time period, all but the U.K. (-0.2%) reported total return gains in the +0.3% to +4.9% range. Global yield curves (measured by the difference between 10-year and 2-year swap rates) mostly flattened during the fiscal year. The U.S. curve, however, steepened by +8 bps during the period. Sweden's curve flattened the most (-50 bps), followed by Switzerland (-40 bps), Euro-area (-36 bps), and Japan (-36 bps).

Major, sustained bond market positions included the Swedish overweight and U.S. underweight. Australian positions switched from an underweight to an overweight early in the period, while Canadian positions switched from an overweight to an underweight. U.K., Australian, and Swiss market positions were the largest positive contributors over the period while Japanese, Canadian, and Swedish positions detracted from performance.

Currency selection added the bulk of the strategy's outperformance during the fiscal year. The U.S. dollar declined 6% to 13% versus most major currencies during 2006, unwinding some of the strength it had seen in 2005. Swedish krona gained nearly 13% in spot terms versus the dollar, followed by U.K. sterling (12%) and the euro (11%). The currencies to register negative excess returns versus the U.S. dollar were the Japanese yen and the Canadian dollar. While underweight positions in Swedish krona and Swiss francs detracted from performance during the fiscal year, overweight positions in British sterling, Australian dollars, and New Zealand dollars as well as a Japanese yen underweight position more than offset losses.

Emerging country debt exposure added value as did cash management strategies.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Global Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	93.36%
Short-Term Investments	6.42
Swaps	0.73
Options Purchased	0.65
Loan Participations	0.11
Forward Currency Contracts	0.08
Loan Assignments	0.08
Rights and Warrants	0.02
Promissory Notes	0.02
Written Options	(0.08)
Futures	(0.17)
Reverse Repurchase Agreements	(0.25)
Other	(0.97)
100.00%
Country / Region Summary**	% of Investments
Euro Region***	63.94%
Sweden	22.54
Australia	15.40
Japan	5.67
Emerging	4.27
United States	3.75
United Kingdom	2.22
Denmark	0.36
Switzerland	(8.70)
Canada	(9.45)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Belgium, Finland, France, Germany, Ireland, Italy, Netherlands and Spain.

1

GMO Global Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Par Value / Principal Amount		Description	Value ($)
		DEBT OBLIGATIONS — 7.48%
		Australia — 0.61%
		Asset-Backed Securities
USD	1,130,932	Medallion Trust, Series 03-1G, Class A, Variable Rate, 3 mo. LIBOR + .19%, 5.56%, due 12/21/33	1,133,217
		Austria — 1.55%
		Corporate Debt
USD	2,500,000	Bank Austria Creditanstalt AG, 144A, 7.25%, due 02/15/17	2,880,450
		Canada — 1.19%
		Foreign Government Obligations
GBP	1,000,000	Province of Quebec, 8.63%, due 11/04/11	2,196,195
		United Kingdom — 1.38%
		Asset-Backed Securities
GBP	455,798	RMAC, Series 03-NS1X Class A2A, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .45%, 5.73%, due 06/12/35	897,047
GBP	842,952	RMAC, Series 03-NS2A Class A2A, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .40%, 5.68%, due 09/12/35	1,660,155
		Total United Kingdom	2,557,202
		United States — 2.75%
		U.S. Government
USD	3,691,260	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (a) (b)	3,816,993
USD	1,199,380	U.S. Treasury Inflation Indexed Note, 4.25%, due 01/15/10 (a)	1,272,842
		Total United States	5,089,835
		TOTAL DEBT OBLIGATIONS (COST $12,535,779)	13,856,899
		OPTIONS PURCHASED — 0.44%
		Currency Options — 0.44%
AUD	6,700,000	AUD Call/JPY Put, Expires 04/20/07, Strike 90.00	162,180
AUD	25,800,000	AUD Call/USD Put, Expires 07/19/07, Strike 0.81	137,644

See accompanying notes to the financial statements.
2

GMO Global Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Principal Amount Par Value ($) / Shares		Description	Value ($)
		Currency Options — continued
AUD	6,700,000	AUD Put/JPY Call, Expires 04/20/07, Strike 85.00	525
CHF	12,800,000	CHF Call/USD Put, Expires 05/15/07, Strike 1.21	135,066
CHF	12,800,000	CHF Put/USD Call, Expires 05/15/07, Strike 1.27	9,945
EUR	6,400,000	EUR Call/USD Put, Expires 10/23/07, Strike 1.32	222,502
GBP	9,600,000	GBP Put/USD Call, Expires 06/05/07, Strike 1.92	86,711
JPY	1,212,000,000	JPY Call/USD Put, Expires 04/09/07, Strike 111.75	11,684
JPY	1,212,000,000	JPY Put/USD Call, Expires 04/09/07, Strike 119.65	46,456
		Total Currency Options	812,713
		TOTAL OPTIONS PURCHASED (COST $870,912)	812,713
		MUTUAL FUNDS — 90.47%
		United States — 90.47%
		Affiliated Issuers
	564,929	GMO Emerging Country Debt Fund, Class III	6,061,685
	4,846,451	GMO Short-Duration Collateral Fund	124,359,943
	45,838	GMO Special Purpose Holding Fund (c) (d)	64,632
	1,430,517	GMO World Opportunity Overlay Fund	37,179,145
		Total United States	167,665,405
		TOTAL MUTUAL FUNDS (COST $165,352,775)	167,665,405
		SHORT-TERM INVESTMENTS — 0.78%
		Money Market Funds — 0.78%
	1,447,156	Merrimac Cash Series-Premium Class	1,447,156
		TOTAL SHORT-TERM INVESTMENTS (COST $1,447,156)	1,447,156
		TOTAL INVESTMENTS — 99.17% (Cost $180,206,622)	183,782,173
		Other Assets and Liabilities (net) — 0.83%	1,539,083
		TOTAL NET ASSETS — 100.00%	$185,321,256

See accompanying notes to the financial statements.
3

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward Currency Contracts

Settlement Date	Deliver		In Exchange For		Net Unrealized Appreciation
3/06/2007	USD	12,502,681	NZD	18,100,000	$198,533
3/13/2007	USD	36,133,384	JPY	4,280,000,000	62,802
3/20/2007	EUR	12,700,000	NOK	104,979,505	309,195
3/27/2007	USD	17,212,318	AUD	22,000,000	110,124
4/03/2007	USD	7,149,528	CAD	8,400,000	39,447
4/10/2007	SEK	79,425,083	EUR	8,600,000	18,814
5/01/2007	USD	7,228,010	NZD	10,500,000	112,535
5/08/2007	USD	51,954,810	EUR	39,400,000	328,955
					$1,180,405
Settlement Date	Deliver		In Exchange For		Net Unrealized Depreciation
3/06/2007	NZD	18,100,000	USD	12,453,060	$(248,154)
3/13/2007	JPY	120,000,000	USD	993,575	(21,271)
3/20/2007	NOK	33,413,935	EUR	4,000,000	(154,413)
3/27/2007	AUD	10,800,000	USD	8,466,167	(37,578)
4/03/2007	CAD	18,300,000	USD	15,638,427	(23,268)
4/10/2007	EUR	3,800,000	SEK	34,452,985	(100,279)
4/17/2007	USD	30,519,546	GBP	15,500,000	(77,159)
4/24/2007	CHF	19,800,000	USD	15,961,778	(358,579)
5/08/2007	EUR	1,400,000	USD	1,843,016	(14,783)
					$(1,035,484)

See accompanying notes to the financial statements.
4

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
120	Australian Government Bond 10 Yr.	March 2007	$9,672,368	$57,038
191	Australian Government Bond 3 Yr.	March 2007	15,091,764	33,779
160	Euro BOBL	March 2007	23,094,045	(1,178)
272	Euro Bund	March 2007	41,829,929	126,699
				$216,338
Sales
180	Canadian Government Bond 10 Yr.	June 2007	$17,538,304	$(111,596)
125	Fed Funds 30 Day	March 2007	49,355,511	(2,980)
10	Japanese Government Bond 10 Yr. (TSE)	March 2007	11,402,753	(41,194)
19	U.S. Long Bond	June 2007	2,145,812	(49,073)
80	U.S. Treasury Note 10 Yr.	June 2007	8,687,500	(135,836)
121	U.S. Treasury Note 2 Yr.	June 2007	24,799,328	(141,095)
7	U.S. Treasury Note 5 Yr.	June 2007	741,672	(8,259)
12	UK Gilt Long Bond	June 2007	2,575,708	(21,248)
				$(511,281)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
53,000,000	SEK	3/21/2009	JP Morgan Chase Bank	Receive	3.90%	3 month
						SEK STIBOR	$(6,275)
37,400,000	SEK	3/21/2012	Citigroup	Receive	4.10%	3 month SEK STIBOR	(15,436)
49,000,000	SEK	3/21/2012	Deutsche Bank AG	Receive	4.10%	3 month SEK STIBOR	(20,224)
71,700,000	SEK	3/21/2012	JP Morgan Chase Bank	Receive	4.10%	3 month SEK STIBOR	(29,592)

See accompanying notes to the financial statements.
5

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
7,600,000	CHF	3/21/2012	Deutsche Bank AG	(Pay)	2.70%	6 month
						CHF LIBOR	$1,572
800,000	CHF	3/21/2012	JP Morgan Chase Bank	(Pay)	2.70%	6 month CHF LIBOR	165
1,500,000	CHF	3/21/2012	Merrill Lynch	(Pay)	2.70%	6 month CHF LIBOR	310
8,000,000	SEK	3/21/2014	Deutsche Bank AG	Receive	4.20%	3 month SEK STIBOR	(2,174)
1,300,000	CHF	3/21/2014	Citigroup	(Pay)	2.85%	6 month CHF LIBOR	(5,251)
2,500,000	CHF	3/21/2014	Deutsche Bank AG	(Pay)	2.85%	6 month CHF LIBOR	(10,098)
2,000,000	CHF	3/21/2014	JP Morgan Chase Bank	(Pay)	2.85%	6 month CHF LIBOR	(8,078)
100,000	CHF	3/21/2014	Merrill Lynch	(Pay)	2.85%	6 month CHF LIBOR	(404)
17,000,000	SEK	3/21/2017	Deutsche Bank AG	Receive	4.30%	3 month SEK STIBOR	6,169
22,000,000	SEK	3/21/2017	JP Morgan Chase Bank	Receive	4.30%	3 month SEK STIBOR	7,983
1,500,000	CHF	3/21/2017	Citigroup	(Pay)	3.00%	6 month CHF LIBOR	(14,786)
600,000	CHF	3/21/2017	Deutsche Bank AG	(Pay)	3.00%	6 month CHF LIBOR	(5,914)
1,300,000	CHF	3/21/2017	JP Morgan Chase Bank	(Pay)	3.00%	6 month CHF LIBOR	(12,815)
700,000	CHF	3/21/2017	Merrill Lynch	(Pay)	3.00%	6 month CHF LIBOR	(6,900)
3,000,000	EUR	3/21/2030	UBS Warburg	Receive	5.90%	3 Month Floating Rate EUR LIBOR	934,657
					Premiums to (Pay) Receive	$204,636	$812,909

See accompanying notes to the financial statements.
6

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
75,000,000	USD	9/24/2007	JP Morgan Chase Bank	1 month	Return on
				LIBOR	JP Morgan
					Hedged Traded
					Total Return
					Government
					Bond Index	$208,610
				Premiums to (Pay) Receive	$—	$208,610

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

LIBOR - London Interbank Offered Rate

RMAC - Residential Mortgage Acceptance Corp.

STIBOR - Stockholm Interbank Offered Rate

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2007, which are subject to change based on the terms of the security.

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

(c)  Bankrupt issuer.

(d)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar CAD - Canadian Dollar CHF - Swiss Franc EUR - Euro GBP - British Pound	JPY - Japanese Yen NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona USD - United States Dollar

See accompanying notes to the financial statements.
7

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $14,853,847) (Note 2)	$16,116,768
Investments in affiliated issuers, at value (cost $165,352,775) (Notes 2 and 8)	167,665,405
Interest receivable	114,511
Unrealized appreciation on open forward currency contracts (Note 2)	1,180,405
Receivable for variation margin on open futures contracts (Note 2)	179,273
Interest receivable for open swap contracts	160,051
Receivable for open swap contracts (Note 2)	1,159,466
Receivable for closed swap contracts (Note 2)	251,207
Receivable for expenses reimbursed by Manager (Note 3)	8,822
Total assets	186,835,908
Liabilities:
Payable for investments purchased	200,000
Foreign currency due to custodian	15,199
Payable to affiliate for (Note 3):
Management fee	26,691
Shareholder service fee	21,072
Trustees and Chief Compliance Officer of GMO Trust fees	487
Unrealized depreciation on open forward currency contracts (Note 2)	1,035,484
Payable for open swap contracts (Note 2)	137,947
Accrued expenses	77,772
Total liabilities	1,514,652
Net assets	$185,321,256
Net assets consist of:
Paid-in capital	$194,001,199
Accumulated undistributed net investment income	1,299,063
Accumulated net realized loss	(14,302,003)
Net unrealized appreciation	4,322,997
$185,321,256
Net assets attributable to:
Class III shares	$185,321,256
Shares outstanding:
Class III	20,783,097
Net asset value per share:
Class III	$8.92

See accompanying notes to the financial statements.
8

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$6,804,162
Interest	1,554,729
Total investment income	8,358,891
Expenses:
Management fee (Note 3)	337,046
Shareholder service fee – Class III (Note 3)	266,089
Custodian, fund accounting agent and transfer agent fees	95,494
Audit and tax fees	66,331
Legal fees	6,358
Trustees fees and related expenses (Note 3)	2,752
Registration fees	4,768
Miscellaneous	3,950
Total expenses	782,788
Fees and expenses reimbursed by Manager (Note 3)	(68,138)
Indirectly incurred fees waived or borne by Manager (Note 3)	(23,010)
Shareholder service fee waived (Note 3)	(8,266)
Net expenses	683,374
Net investment income (loss)	7,675,517
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(326,000)
Investments in affiliated issuers	848,586
Realized gains distributions from affiliated issuers (Note 8)	2,590,786
Closed futures contracts	155,066
Closed swap contracts	(1,657,311)
Foreign currency, forward contracts and foreign currency related transactions	6,375,034
Net realized gain (loss)	7,986,161
Change in net unrealized appreciation (depreciation) on:
Investments	(249,315)
Open futures contracts	(214,526)
Open swap contracts	56,146
Foreign currency, forward contracts and foreign currency related transactions	(180,847)
Net unrealized gain (loss)	(588,542)
Net realized and unrealized gain (loss)	7,397,619
Net increase (decrease) in net assets resulting from operations	$15,073,136

See accompanying notes to the financial statements.
9

GMO Global Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$7,675,517	$3,557,478
Net realized gain (loss)	7,986,161	(9,035,948)
Change in net unrealized appreciation (depreciation)	(588,542)	(1,980,112)
Net increase (decrease) in net assets from operations	15,073,136	(7,458,582)
Distributions to shareholders from:
Net investment income
Class III	(7,434,973)	(3,512,926)
Net share transactions (Note 7):
Class III	9,358,867	8,545,306
Total increase (decrease) in net assets	16,997,030	(2,426,202)
Net assets:
Beginning of period	168,324,226	170,750,428
End of period (including accumulated undistributed net investment income of $1,299,063 and distributions in excess of net investment income of $4,986,613, respectively)	$185,321,256	$168,324,226

See accompanying notes to the financial statements.
10

GMO Global Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$8.53	$9.11	$8.73	$9.20	$9.33
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.38	0.18	0.21	0.12	0.09
Net realized and unrealized gain (loss)	0.38	(0.57)	0.63	1.42	1.49
Total from investment operations	0.76	(0.39)	0.84	1.54	1.58
Less distributions to shareholders:
From net investment income	(0.37)	(0.19)	(0.46)	—	(1.51)
From net realized gains	—	—	—	(1.90)	(0.20)
Return of capital	—	—	—	(0.11)	—
Total distributions	(0.37)	(0.19)	(0.46)	(2.01)	(1.71)
Net asset value, end of period	$8.92	$8.53	$9.11	$8.73	$9.20
Total Return(b)	8.99%	(4.33)%	9.52%	20.21%	17.76%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$185,321	$168,324	$170,750	$138,684	$235,842
Net expenses to average daily net assets(c)	0.39%	0.37%	0.33%	0.32%	0.33%
Net investment income to average daily net assets(a)	4.33%	2.12%	2.40%	1.44%	1.10%
Portfolio turnover rate	22%	20%	38%	45%	50%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06%	0.07%	0.12%	0.12%	0.08%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
11

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Global Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of the JPMorgan Global Government Bond Index. The Fund typically invests in fixed income securities included in the JPMorgan Global Government Bond Index and in securities with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. The Fund may invest in or use investment-grade bonds denominated in various currencies; shares of GMO Short-Duration Collateral Fund; shares of GMO World Opportunity Overlay Fund; futures contracts, currency forwards, swap contracts, and other types of derivatives; and sovereign debt of emerging countries, primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF") (limited to 5% of the Fund's total assets).

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available without charge, upon request by calling (617) 346-7646 (collect). Shares of the GMO Short-Duration Collateral Fund, the GMO World Opportunity Overlay Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which

12

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 32.72% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 28, 2007, the Fund indirectly received $608,127 in conjunction with a settlement agreement related to the default of those asset-backed securities. In addition, the Fund also indirectly received $1,591,463 from other defendants for litigation proceeds.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or

13

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written

14

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount

15

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later

16

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2007, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $7,434,973 and $3,512,926, respectively.

17

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $5,813,171 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to partnership interest tax allocations.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $9,184,566, $7,575,780 and $269,796 expiring in 2012, 2014 and 2015, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$182,184,913	$1,886,334	$(289,074)	$1,597,260

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$6,045,132	$(5,833,232)	$(211,900)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is

18

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.19% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan,

19

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's CCO (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.016%	0.005%	0.019%	0.040%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $2,019 and $1,199, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

20

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $53,991,271 and $38,822,238, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 74.33% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 0.02% of the Fund's shares were held by two related parties comprised of certain GMO employee accounts, and 6.46% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	2,029,627	$17,848,889	701,206	$6,078,711
Shares issued to shareholders in reinvestment of distributions	824,308	7,278,642	407,835	3,466,595
Shares repurchased	(1,798,812)	(15,768,664)	(115,877)	(1,000,000)
Net increase (decrease)	1,055,123	$9,358,867	993,164	$8,545,306

21

GMO Global Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$5,052,494	$1,258,658	$—	$467,462	$391,196	$6,061,685
GMO Short-Duration Collateral Fund	106,481,153	43,536,700	25,800,000	6,336,700	—	124,359,943
GMO Special Purpose Holding Fund	377,249	—	—	—	2,199,590	64,632
GMO World Opportunity Overlay Fund	34,414,166	8,325,000	6,625,000	—	—	37,179,145
Totals	$146,325,062	$53,120,358	$32,425,000	$6,804,162	$2,590,786	$167,665,405

22

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

23

GMO Global Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$1,039.90	$2.17
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

24

GMO Global Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $4,716,003 or if determined to be different, the qualified interest income of such year.

25

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

26

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

27

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

28

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

GMO U.S. Growth Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Growth Fund returned +1.2% for the fiscal year ended February 28, 2007, as compared to +8.1% for the Russell 1000 Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the Russell 1000 Growth Index. Selections in the Utility and Machinery sectors added to relative returns while selections in the Technology and Retail Stores sectors detracted. In terms of individual names, overweight positions in Merck and Hewlett-Packard and an underweight in Amgen added to relative returns. Overweight positions in UnitedHealth Group and Qualcomm and an underweight in Cisco Systems detracted.

Sector selection detracted from returns relative to the Russell 1000 Growth Index. Sector weightings positively impacting relative performance included an overweight position in Financials and an underweight in Metals & Mining. Sector weightings negatively impacting relative performance included an underweight position in Manufacturing and an overweight in Transportation.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Growth Fund Class III Shares and the Russell 1000 Growth Index As of February 28, 2007

$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
2/28/97
$10,000,000
$18,179,470
$16,088,300
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
GMO U.S. Growth Fund
Russell 1000 Growth Index

	Average Annual Total Returns†			
	1 Year	5 Year	10 Year	Since Inception
Class III	1.24%	3.12%	6.16%	n/a
Class M	0.91%	n/a	n/a	**9/11/02** 7.28%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class M will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

†  The Fund is the successor to the GMO Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Growth Fund.

GMO U.S. Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.71%
Short-Term Investments	6.99
Futures	(0.03)
Other	(3.67)
100.00%
Industry Sector Summary	% of Equity Investments
Technology	19.20%
Retail Stores	17.93
Health Care	16.76
Services	10.18
Financial	8.01
Oil & Gas	4.78
Transportation	4.68
Consumer Goods	4.30
Food & Beverage	3.61
Manufacturing	2.97
Machinery	1.87
Automotive	1.77
Utility	1.38
Primary Process Industry	1.34
Construction	0.81
Metals & Mining	0.41
100.00%

1

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 96.71%
	Automotive — 1.72%
38,500	Harley-Davidson, Inc.	2,537,150
12,200	Johnson Controls, Inc.	1,144,360
23,650	Paccar, Inc.	1,643,439
	Total Automotive	5,324,949
	Construction — 0.79%
4,700	Centex Corp.	217,892
7,400	Crane Co.	281,866
3,300	Fluor Corp.	278,751
15,500	Masco Corp.	462,675
500	NVR, Inc. *	338,500
20,500	Thor Industries, Inc. (a)	857,720
	Total Construction	2,437,404
	Consumer Goods — 4.15%
23,984	Altria Group, Inc.	2,021,372
28,900	Avon Products, Inc.	1,059,474
11,900	Coach, Inc.*	561,680
7,300	Colgate-Palmolive Co.	491,728
2,400	Columbia Sportswear Co. (a)	152,568
4,400	Estee Lauder Cos. (The), Inc.-Class A	210,672
2,600	Harman International Industries, Inc.	257,816
44,900	International Game Technology	1,852,125
29,900	Kimberly-Clark Corp.	2,036,489
6,600	Liz Claiborne, Inc.	297,000
40,700	Mattel Co.	1,058,607
1,500	Mohawk Industries, Inc. * (a)	131,280
4,700	Reynolds American, Inc. (a)	286,935
2,700	Timberland Co.-Class A *	73,224
26,700	UST, Inc.	1,550,202
8,000	VF Corp.	638,480
2,378	Whirlpool Corp.	209,763
	Total Consumer Goods	12,889,415

See accompanying notes to the financial statements.
2

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Financial — 7.75%
37,300	Aflac, Inc.	1,760,560
5,000	Allstate Corp. (The)	300,300
9,300	AMBAC Financial Group, Inc.	815,052
32,400	American International Group, Inc.	2,174,040
6,000	Bear Stearns Cos. (The), Inc.	913,440
18,100	Brown & Brown, Inc. (a)	509,515
200	Chicago Mercantile Exchange	107,826
500	Chubb Corp.	25,525
2,900	Countrywide Financial Corp.	111,012
3,500	E*Trade Financial Corp. *	80,815
8,600	Federated Investors, Inc.-Class B	307,622
8,400	First Marblehead Corp. (The)	379,176
23,000	Goldman Sachs Group, Inc.	4,636,800
6,600	Investors Financial Services Corp.	386,364
12,400	Jefferies Group, Inc.	335,420
58,500	JPMorgan Chase & Co.	2,889,900
2,600	Leucadia National Corp.	73,606
2,700	Lincoln National Corp.	184,005
5,900	MBIA, Inc.	392,173
4,300	Mellon Financial Corp.	186,749
20,900	MoneyGram International, Inc.	628,254
38,200	Morgan Stanley	2,861,944
14,200	PMI Group (The), Inc.	665,554
29,500	Progressive Corp. (The)	676,435
3,100	Radian Group, Inc.	178,095
7,400	Raymond James Financial, Inc.	222,740
11,400	Ryder Systems, Inc. (a)	586,416
2,500	SEI Investment Co.	151,125
6,400	Torchmark Corp.	409,088
7,200	Travelers Cos. (The), Inc.	365,472
22,450	W.R. Berkley Corp.	731,870
	Total Financial	24,046,893

See accompanying notes to the financial statements.
3

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Food & Beverage — 3.49%
75,400	Anheuser-Busch Cos., Inc.	3,700,632
57,600	Archer-Daniels-Midland Co.	1,980,288
18,800	Campbell Soup Co.	767,604
41,900	Coca-Cola Co. (The)	1,955,892
4,700	Corn Products International, Inc.	150,259
25,800	HJ Heinz Co.	1,183,446
14,200	Kraft Foods, Inc. (a)	453,264
4,900	McCormick & Co., Inc. (Non Voting)	187,621
10,700	Pepsi Bottling Group, Inc.	331,700
6,700	Sara Lee Corp.	110,282
	Total Food & Beverage	10,820,988
	Health Care — 16.21%
61,600	Abbott Laboratories	3,364,592
6,700	Amgen, Inc. *	430,542
4,400	Bard (C.R.), Inc.	351,120
5,000	Barr Pharmaceuticals, Inc. *	265,000
7,400	Baxter International, Inc.	370,074
21,500	Becton Dickinson & Co.	1,633,785
3,600	Biomet, Inc.	152,388
46,000	Bristol-Myers Squibb Co.	1,213,940
16,200	Cardinal Health, Inc.	1,135,458
2,100	Caremark Rx, Inc.	129,339
19,200	Express Scripts, Inc. *	1,447,872
64,100	Forest Laboratories, Inc. *	3,317,816
1,200	Gilead Sciences, Inc. *	85,872
3,000	Health Management Associates, Inc.-Class A	59,880
2,900	Idexx Laboratories, Inc. *	249,922
141,464	Johnson & Johnson	8,919,305
8,600	Laboratory Corp of America Holdings * (a)	685,850
10,900	Lincare Holdings, Inc. *	425,645
10,300	Manor Care, Inc. (a)	551,874
14,200	McKesson Corp.	791,792
5,600	Medtronic, Inc.	282,016

See accompanying notes to the financial statements.
4

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Health Care — continued
228,800	Merck & Co., Inc.	10,103,808
198,176	Pfizer, Inc.	4,946,473
3,600	Pharmaceutical Product Development, Inc.	114,444
34,400	Quest Diagnostics, Inc.	1,755,088
7,200	Respironics, Inc. *	294,984
18,100	Schering-Plough Corp.	424,988
14,500	Stryker Corp.	899,290
4,600	Techne Corp. *	259,072
74,900	UnitedHealth Group, Inc.	3,909,780
6,800	Varian Medical Systems, Inc. *	312,460
7,100	Wyeth	347,332
12,700	Zimmer Holdings, Inc. *	1,070,991
	Total Health Care	50,302,792
	Machinery — 1.81%
7,300	Baker Hughes, Inc.	475,303
20,200	Caterpillar, Inc.	1,301,284
7,200	Cummins, Inc.	969,696
12,600	Deere & Co.	1,366,092
8,400	FMC Technologies, Inc. *	552,552
8,800	Graco, Inc.	356,488
6,600	Lincoln Electric Holdings, Inc.	411,840
2,200	Parker-Hannifin Corp.	181,258
	Total Machinery	5,614,513
	Manufacturing — 2.87%
12,000	American Standard Cos., Inc.	635,880
2,100	Carlisle Cos., Inc.	182,994
60,400	Illinois Tool Works, Inc.	3,122,680
22,400	Pactiv Corp. *	721,280
3,800	Reliance Steel & Aluminum Co. (a)	173,508
10,200	Textron, Inc.	941,358
47,900	United Technologies Corp.	3,143,677
	Total Manufacturing	8,921,377

See accompanying notes to the financial statements.
5

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Metals & Mining — 0.40%
36,800	Alcoa, Inc.	1,229,488
	Oil & Gas — 4.62%
12,300	Anadarko Petroleum Corp.	494,829
18,500	Chevron Corp.	1,269,285
10,429	ConocoPhillips	682,265
4,400	Devon Energy Corp.	289,124
137,500	Exxon Mobil Corp.	9,856,000
8,400	Marathon Oil Corp.	762,216
21,200	Occidental Petroleum Corp.	979,016
	Total Oil & Gas	14,332,735
	Primary Process Industry — 1.29%
6,300	Air Products & Chemicals, Inc.	471,366
1,900	Albemarle Corp.	155,515
25,900	E.I. du Pont de Nemours & Co.	1,314,425
20,600	Ecolab, Inc.	871,380
6,700	Hercules, Inc. *	135,072
4,100	International Flavors & Fragrances, Inc.	191,880
10,000	PPG Industries, Inc.	662,500
3,100	Sherwin-Williams Co. (The)	206,305
	Total Primary Process Industry	4,008,443
	Retail Stores — 17.34%
4,100	Abercrombie & Fitch Co.-Class A	320,497
51,800	American Eagle Outfitters, Inc.	1,608,390
10,800	AnnTaylor Stores Corp. *	383,292
28,900	AutoNation, Inc. *	634,644
5,700	AutoZone, Inc. *	714,153
28,900	Bed Bath & Beyond, Inc. * (a)	1,152,821
16,600	Best Buy Co., Inc.	771,402
13,200	CarMax, Inc. *	695,640
11,200	CDW Corp.	695,296
28,400	Circuit City Stores, Inc.	540,452

See accompanying notes to the financial statements.
6

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Retail Stores — continued
12,200	Claire's Stores, Inc.	392,108
35,100	Costco Wholesale Corp.	1,961,739
18,200	CVS Corp.	571,662
25,400	Dollar General Corp.	428,752
22,500	Dollar Tree Stores, Inc. *	767,475
30,800	Family Dollar Stores, Inc.	892,276
22,200	Fastenal Co.	782,994
11,200	Gap (The), Inc.	214,928
255,500	Home Depot, Inc.	10,117,800
12,900	JC Penney Co., Inc.	1,046,319
72,900	Kohls Corp. *	5,029,371
54,900	Kroger Co.	1,409,283
48,100	Limited Brands, Inc.	1,331,408
180,868	Lowe's Cos., Inc. (a)	5,889,062
22,000	Office Depot, Inc. *	733,920
2,400	OfficeMax, Inc.	124,560
11,900	O'Reilly Automotive, Inc. *	409,717
12,200	PetSmart, Inc.	369,782
4,200	Rent-A-Center, Inc. *	118,944
2,400	Sears Holdings Corp. *	432,600
61,500	Staples, Inc.	1,600,230
10,500	Target Corp.	646,065
27,060	TJX Cos., Inc.	744,150
40,500	Walgreen Co.	1,810,755
175,200	Wal-Mart Stores, Inc.	8,462,160
	Total Retail Stores	53,804,647
	Services — 9.85%
14,000	Brinker International, Inc.	476,140
8,100	Choice Hotels International, Inc.	303,669
251,850	Comcast Corp.-Class A *	6,477,582
1,500	Corrections Corporation of America *	78,540
142,300	Direct TV Group (The) *	3,210,288
6,000	Factset Research Systems, Inc.	365,160

See accompanying notes to the financial statements.
7

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Services — continued
5,400	Gannett Co., Inc.	330,804
6,700	ITT Educational Services, Inc. *	535,866
2,000	Jack in the Box, Inc. *	136,680
1,100	Liberty Media Holding Corp.-Class A *	118,668
17,200	Manpower, Inc.	1,277,960
37,600	Marriott International, Inc.-Class A	1,801,416
22,100	McDonald's Corp.	966,212
1,800	McGraw-Hill, Inc.	116,298
28,500	Moody's Corp.	1,844,520
87,700	News Corp.-Class A	1,975,881
4,300	Omnicom Group, Inc.	445,523
10,500	Robert Half International, Inc.	410,235
122,000	Starbucks Corp. *	3,769,800
600	Starwood Hotels & Resorts Worldwide, Inc.	39,480
15,200	Sysco Corp.	500,992
6,700	Univision Communications, Inc.-Class A *	241,200
81,400	Walt Disney Co. (The)	2,788,764
44,700	Waste Management, Inc.	1,522,035
14,100	Yum! Brands, Inc.	816,954
	Total Services	30,550,667
	Technology — 18.56%
8,200	Affiliated Computer Services, Inc.-Class A *	426,154
1,000	Agilent Technologies Inc *	31,720
1,500	Alliance Data Systems Corp. * (a)	89,625
6,600	Amphenol Corp.-Class A	425,964
18,900	Applera Corp.-Applied Biosystems Group	583,632
2,000	AVX Corp.	30,560
88,600	BEA Systems, Inc. *	1,056,998
11,600	BMC Software, Inc. *	357,976
900	Checkfree Corp. *	34,128
409,600	Cisco Systems, Inc. *	10,625,024
30,300	Citrix Systems, Inc. *	975,660
21,200	Cognizant Technologies Solutions Corp.-Class A *	1,912,240

See accompanying notes to the financial statements.
8

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Technology — continued
8,400	Computer Sciences Corp. *	444,612
50,100	Danaher Corp. (a)	3,589,164
159,200	Dell, Inc. *	3,637,720
65,700	Emerson Electric Co.	2,831,013
9,000	Energizer Holdings, Inc. *	773,280
30,800	First Data Corp.	786,324
7,400	Fiserv, Inc. *	391,904
9,400	General Dynamics Corp.	718,724
20,108	Intel Corp.	399,144
33,400	International Business Machines Corp.	3,106,534
23,700	Intuit, Inc. *	699,387
2,400	Lam Research Corp. *	107,184
28,100	Lexmark International, Inc. *	1,701,736
44,200	Lockheed Martin Corp.	4,299,776
1,300	McAfee, Inc. *	39,156
77,800	Microsoft Corp.	2,191,626
15,400	Molex, Inc.	451,682
34,300	Network Appliance, Inc. *	1,326,381
21,800	Northrop Grumman Corp.	1,566,330
405,100	Oracle Corp. *	6,655,793
10,400	Pitney Bowes, Inc.	496,184
9,100	Polycom, Inc. *	290,290
21,800	Qualcomm, Inc.	878,104
18,400	Raytheon Co.	985,320
18,100	Rockwell Automation, Inc.	1,123,829
4,700	Tech Data Corp. *	175,216
2,500	Thomas & Betts Corp. *	127,050
7,700	Total System Services, Inc. (a)	240,394
11,400	Trimble Navigation Ltd. *	301,644
4,400	W.W. Grainger, Inc.	339,460
5,600	WESCO International, Inc. *	373,688
	Total Technology	57,598,330

See accompanying notes to the financial statements.
9

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	Transportation — 4.52%
16,500	Burlington Northern Santa Fe Corp.	1,306,635
28,900	CH Robinson Worldwide, Inc.	1,472,744
23,900	CSX Corp.	900,313
43,600	Expeditors International of Washington, Inc.	1,955,460
58,600	FedEx Corp.	6,690,948
3,500	Kirby Corp. *	127,890
16,900	Norfolk Southern Corp.	801,060
7,900	Union Pacific Corp.	779,177
	Total Transportation	14,034,227
	Utility — 1.34%
34,400	AES Corp. (The) *	733,408
83,345	AT&T, Inc.	3,067,096
31,300	Qwest Communications International, Inc. * (a)	277,944
1,100	TXU Corp.	72,765
	Total Utility	4,151,213
	TOTAL COMMON STOCKS (COST $288,592,149)	300,068,081
	SHORT-TERM INVESTMENTS — 6.99%
	Money Market Funds — 0.33%
186,014	Barclays Global Investors Institutional Money Market Fund (b)	186,014
260,420	Merrimac Cash Series-Premium Class (b)	260,420
558,042	Reserve Primary Money Market Fund (b)	558,042
	Total Money Market Funds	1,004,476
	Other Short-Term Investments — 6.66%
744,057	Calyon Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (b)	744,057
9,660,542	Citigroup Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $9,661,683 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $9,853,753.	9,660,542

See accompanying notes to the financial statements.
10

GMO U.S. Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Other Short-Term Investments — continued
2,652,936	Credit Suisse First Boston Corp. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $2,653,330 and an effective yield of 5.35%, collateralized by various corporate debt obligations with an aggregate market value of $2,818,774. (b)	2,652,936
394,484	Lehman Brothers Inc. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $394,544 and an effective yield of 5.35%, collateralized by various corporate debt obligations with an aggregate market value of $402,400. (b)	394,484
2,753,010	Merrill Lynch & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $2,753,415 and an effective yield of 5.30%, collateralized by various U.S. government obligations with an aggregate market value of $2,840,548. (b)	2,753,010
2,753,010	Morgan Stanley & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $2,753,420 and an effective yield of 5.36%, collateralized by various corporate debt obligations with an aggregate market value of $2,925,366. (b)	2,753,010
744,057	Societe Generale Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (b)	744,057
961,142	Svenska Handlesbanken Eurodollar Overnight Time Deposit, 5.32%, due 03/01/07 (b)	961,142
	Total Other Short-Term Investments	20,663,238
	TOTAL SHORT-TERM INVESTMENTS (COST $21,667,714)	21,667,714
	TOTAL INVESTMENTS — 103.70% (Cost $310,259,863)	321,735,795
	Other Assets and Liabilities (net) — (3.70%)	(11,467,964)
	TOTAL NET ASSETS — 100.00%	$310,267,831

See accompanying notes to the financial statements.
11

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
10	S&P 500	March 2007	$3,522,250	$(90,794)

As of February 28, 2007, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

See accompanying notes to the financial statements.
12

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $11,323,091 (cost $310,259,863) (Note 2)	$321,735,795
Receivable for Fund shares sold	1,003
Dividends and interest receivable	427,129
Receivable for collateral on open futures contracts (Note 2)	500,000
Receivable for variation margin on open futures contracts (Note 2)	34,000
Receivable for expenses reimbursed by Manager (Note 3)	23,716
Total assets	322,721,643
Liabilities:
Collateral on securities loaned, at value (Note 2)	12,007,172
Payable for Fund shares repurchased	103,095
Payable to affiliate for (Note 3):
Management fee	96,982
Shareholder service fee – Class III	26,536
Administration fee – Class M	27,187
Trustees and Chief Compliance Officer of GMO Trust fees	1,277
Payable for 12b-1 fee – Class M	92,535
Accrued expenses	99,028
Total liabilities	12,453,812
Net assets	$310,267,831
Net assets consist of:
Paid-in capital	$313,443,559
Accumulated undistributed net investment income	358,671
Distributions in excess of net realized gain	(14,919,537)
Net unrealized appreciation	11,385,138
$310,267,831
Net assets attributable to:
Class III shares	$224,554,060
Class M shares	$85,713,771
Shares outstanding:
Class III	13,024,399
Class M	4,994,598
Net asset value per share:
Class III	$17.24
Class M	$17.16

See accompanying notes to the financial statements.
13

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends	$6,418,506
Interest	584,505
Securities lending income	17,499
Total investment income	7,020,510
Expenses:
Management fee (Note 3)	1,649,901
Shareholder service fee – Class III (Note 3)	425,470
12b-1 fee – Class M (Note 3)	621,448
Administration fee – Class M (Note 3)	497,158
Custodian, fund accounting agent and transfer agent fees	150,009
Audit and tax fees	59,176
Legal fees	16,646
Trustees fees and related expenses (Note 3)	6,910
Registration fees	40,056
Miscellaneous	9,066
Total expenses	3,475,840
Fees and expenses reimbursed by Manager (Note 3)	(272,924)
Net expenses	3,202,916
Net investment income (loss)	3,817,594
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	33,071,946
Closed futures contracts	2,309,515
Net realized gain (loss)	35,381,461
Change in net unrealized appreciation (depreciation) on:
Investments	(29,311,306)
Open futures contracts	(165,101)
Net unrealized gain (loss)	(29,476,407)
Net realized and unrealized gain (loss)	5,905,054
Net increase (decrease) in net assets resulting from operations	$9,722,648

See accompanying notes to the financial statements.
14

GMO U.S. Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$3,817,594	$4,388,394
Net realized gain (loss)	35,381,461	29,928,176
Change in net unrealized appreciation (depreciation)	(29,476,407)	(2,554,324)
Net increase (decrease) in net assets from operations	9,722,648	31,762,246
Distributions to shareholders from:
Net investment income
Class III	(2,359,398)	(3,064,829)
Class M	(1,415,597)	(1,454,543)
Total distributions from net investment income	(3,774,995)	(4,519,372)
Net realized gains
Class III	(13,846,929)	(17,977,682)
Class M	(15,063,597)	(13,471,603)
Total distributions from net realized gains	(28,910,526)	(31,449,285)
	(32,685,521)	(35,968,657)
Net share transactions (Note 7):
Class III	(101,707,215)	(12,985,527)
Class M	(160,597,536)	(13,998,923)
Increase (decrease) in net assets resulting from net share transactions	(262,304,751)	(26,984,450)
Total increase (decrease) in net assets	(285,267,624)	(31,190,861)
Net assets:
Beginning of period	595,535,455	626,726,316
End of period (including accumulated undistributed net investment income of $358,671 and $343,157, respectively)	$310,267,831	$595,535,455

See accompanying notes to the financial statements.
15

GMO U.S. Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005		2004	2003
Net asset value, beginning of period	$18.17	$18.26	$19.03		$14.29	$18.23
Income (loss) from investment operations:
Net investment income (loss)	0.15 †	0.15 †	0.16	†	0.10	0.10
Net realized and unrealized gain (loss)	0.07	0.86	(0.02	)(a)	5.14	(3.94)
Total from investment operations	0.22	1.01	0.14		5.24	(3.84)
Less distributions to shareholders:
From net investment income	(0.15)	(0.16)	(0.14)		(0.14)	(0.10)
From net realized gains	(1.00)	(0.94)	(0.77)		(0.36)	—
Total distributions	(1.15)	(1.10)	(0.91)		(0.50)	(0.10)
Net asset value, end of period	$17.24	$18.17	$18.26		$19.03	$14.29
Total Return(b)	1.24%	5.64%	0.94%		36.93%	(21.13)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$224,554	$342,203	$357,499		$437,200	$302,051
Net expenses to average daily net assets	0.46%	0.48%	0.48%		0.48%	0.48%
Net investment income to average daily net assets	0.85%	0.84%	0.89%		0.62%	0.72%
Portfolio turnover rate	111%	94%	136%		97%	72%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.04%	0.04%		0.05%	0.09%

(a)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
16

GMO U.S. Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005		2004	2003(a)
Net asset value, beginning of period	$18.10	$18.19	$18.97		$14.25	$15.27
Income (loss) from investment operations:
Net investment income (loss)	0.10 †	0.10 †	0.11	†	0.09	0.04
Net realized and unrealized gain (loss)	0.06	0.85	(0.02	)(b)	5.09	(1.01)
Total from investment operations	0.16	0.95	0.09		5.18	(0.97)
Less distributions to shareholders:
From net investment income	(0.10)	(0.10)	(0.10)		(0.10)	(0.05)
From net realized gains	(1.00)	(0.94)	(0.77)		(0.36)	—
Total distributions	(1.10)	(1.04)	(0.87)		(0.46)	(0.05)
Net asset value, end of period	$17.16	$18.10	$18.19		$18.97	$14.25
Total Return(c)	0.91%	5.33%	0.65%		36.58%	(6.31	)%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$85,714	$253,332	$269,227		$199,865	$20,306
Net expenses to average daily net assets	0.76%	0.77%	0.78%		0.78%	0.78	%*
Net investment income to average daily net assets	0.56%	0.54%	0.61%		0.29%	0.51	%*
Portfolio turnover rate	111%	94%	136%		97%	72	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.04%	0.04%		0.05%	0.09	%*

(a)  Period from September 11, 2002 (commencement of operations) through February 28, 2003.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain (loss) on investments due to the timing of purchases and redemptions of Fund shares in relation to fluctuating market values of the investments of the Fund.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2003.

See accompanying notes to the financial statements.
17

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO U.S. Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund commenced operations following an in-kind purchase of shares by GMO Growth Fund ("Predecessor Fund") effected as of the close of business on September 16, 2005. For tax purposes, this transaction met all requirements for a tax-free reorganization under the Internal Revenue Code, and consequently the Fund retained the Predecessor Fund's basis and holding period in each asset contributed in-kind. For accounting purposes, the Fund also recorded a cost for each in-kind asset contributed by the Predecessor Fund equal to such asset's historical cost. For tax and accounting purposes, the Fund is treated as a continuation of the Predecessor Fund's operations. Therefore, the Financial Statements reflect the performance and operational history of the Predecessor Fund prior to September 16, 2005.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming the Russell 1000 Growth Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the Russell 1000 Index, and companies with similar size characteristics.

Throughout the year ended February 28, 2007, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee, while Class III shares bear a shareholder service fee (See Note 3). The principal economic difference between the classes of shares is the type and level of fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market

18

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be

19

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities

20

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

having a market value of $11,323,091 collateralized by cash in the amount of $12,007,172, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $7,693,260 and $15,113,259, respectively, and long-term capital gains – $24,992,261 and $20,855,398, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $358,671 and $1,530,801 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to capital loss carryforwards and losses on wash sale transactions.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $2,555,564, $9,328,913 and $782,016 expiring in 2010, 2011 and 2012, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$314,134,503	$14,713,340	$(7,112,048)	$7,601,292

21

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. Federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Distributions in Excess of Net Realized Gain	Paid-in Capital
$(27,085)	$27,085	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

22

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.31% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of the average daily Class M net assets for support services provided to Class M shareholders.

Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily Class M net assets, for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund. The Trustees currently limit payments on Class M shares to 0.25% of the Funds average daily net asset value attributable to its Class M shares. This fee may be spent on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees (Class III only), 12b-1 and administration fees (Class M only), fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees,

23

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.31% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $4,795 and $3,339, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $567,202,614 and $849,009,587 respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 74.86% of the outstanding shares of the Fund were held by five shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, less than 0.01% of the Fund's shares were held by one related party comprised of a certain GMO employee account, and 0.02% of the Fund's shares were held by accounts for which the Manager has investment discretion.

24

GMO U.S. Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund and Predecessor Fund shares were as follows (See Note 1):

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	581,512	$10,177,303	2,712,137	$49,338,593
Shares issued to shareholders in reinvestment of distributions	931,773	16,163,150	1,160,254	20,977,507
Shares repurchased	(7,324,024)	(128,047,668)	(3,792,164)	(68,380,886)
Redemption in-kind	—	—	(824,369)	(14,920,741)
Net increase (decrease)	(5,810,739)	$(101,707,215)	(744,142)	$(12,985,527)
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class M:	Shares	Amount	Shares	Amount
Shares sold	4,457,973	$77,513,557	4,531,049	$81,556,256
Shares issued to shareholders in reinvestment of distributions	949,423	16,479,194	828,043	14,926,145
Shares repurchased	(14,412,085)	(254,590,287)	(6,152,442)	(110,299,943)
Redemption in-kind	—	—	(10,066)	(181,381)
Net increase (decrease)	(9,004,689)	$(160,597,536)	(803,416)	$(13,998,923)

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Growth Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

26

GMO U.S. Growth Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$1,067.70	$2.36
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31
Class M
1) Actual	0.76%	$1,000.00	$1,065.90	$3.89
2) Hypothetical	0.76%	$1,000.00	$1,021.03	$3.81

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO U.S. Growth Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $24,992,261 from long-term capital gains.

For taxable, non-corporate shareholders, 86.72% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 84.11% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $167,499 and $3,918,265, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

28

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

29

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

32

GMO U.S. Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO U.S. Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Value Fund returned +8.0% for the fiscal year ended February 28, 2007, as compared to +16.6% for the Russell 1000 Value Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the Russell 1000 Value Index. Selections in the Utility and Healthcare sectors added to relative returns while selections in the Retail Stores and Construction sectors detracted. In terms of individual names, overweight positions in Merck and AT&T and an underweight in GE added to relative returns. Overweight positions in Dell, Home Depot, and Lowe's Companies detracted.

Sector selection detracted from returns relative to the Russell 1000 Value Index. Sector weightings positively impacting relative performance included an overweight position in the Retail Stores sector and an underweight in Financials. Sector weightings negatively impacting relative performance included an overweight position in Healthcare and an underweight in the Oil & Gas sector.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Value Fund Class III Shares and the Russell 1000 Value Index As of February 28, 2007

	Average Annual Total Returns†			
	1 Year	5 Year	10 Year	Since Inception
Class III	8.00%	6.17%	7.83%	n/a
Class M	7.80%	5.86%	n/a	**1/10/02** 5.15%

$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
$26,605,410
$21,244,590
2/28/97
$10,000,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
GMO U.S. Value Fund
Russell 1000 Value Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class M will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

† The Fund is the successor to the GMO Value Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Value Fund.

GMO U.S. Value Fund

(A Series of GMO Trust)

Investments Concentration Summary

February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.85%
Short-Term Investments	10.95
Other	(7.80)
100.00%
Industry Sector Summary	% of Equity Investments
Financial	27.52%
Health Care	21.07
Retail Stores	15.62
Technology	8.82
Oil & Gas	8.32
Utility	6.77
Services	3.89
Consumer Goods	2.93
Automotive	1.92
Transportation	1.20
Manufacturing	0.73
Construction	0.64
Food & Beverage	0.57
100.00%

1

GMO U.S. Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 96.85%
	Automotive — 1.86%
6,100	Harley-Davidson, Inc.	401,990
5,300	Paccar, Inc.	368,297
	Total Automotive	770,287
	Construction — 0.62%
8,600	Masco Corp.	256,710
	Consumer Goods — 2.84%
6,900	Altria Group, Inc.	581,532
6,300	Liz Claiborne, Inc.	283,500
500	UST, Inc.	29,030
3,500	VF Corp.	279,335
	Total Consumer Goods	1,173,397
	Financial — 26.66%
10,200	Aflac, Inc.	481,440
6,500	Allstate Corp. (The)	390,390
3,700	AMBAC Financial Group, Inc.	324,268
11,800	American International Group, Inc.	791,780
21,831	Bank of America Corp.	1,110,543
7,700	BB&T Corp. (a)	327,096
36,900	Citigroup, Inc.	1,859,760
5,800	Comerica, Inc.	350,262
6,300	Countrywide Financial Corp.	241,164
16,200	Fannie Mae	919,026
7,800	Fifth Third Bancorp	314,184
1,300	International Bancshares Corp.	37,934
4,300	MBIA, Inc. (a)	285,821
3,800	MGIC Investment Corp.	229,330
19,400	National City Corp.	734,290
9,775	Old Republic International Corp.	218,178
5,200	PMI Group (The), Inc.	243,724

See accompanying notes to the financial statements.
2

GMO U.S. Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Financial — continued
2,900	PNC Financial Services Group, Inc.	212,599
11,800	Progressive Corp. (The)	270,574
3,700	Radian Group, Inc.	212,565
3,800	Torchmark Corp.	242,896
11,200	UnumProvident Corp. (a)	239,792
15,600	US Bancorp (a)	556,296
10,185	Washington Mutual, Inc.	438,770
	Total Financial	11,032,682
	Food & Beverage — 0.55%
7,100	Kraft Foods, Inc. (a)	226,632
	Health Care — 20.41%
9,500	AmerisourceBergen Corp.	500,365
11,000	Bristol-Myers Squibb Co.	290,290
9,200	Cardinal Health, Inc.	644,828
5,500	Express Scripts, Inc. *	414,755
13,100	Forest Laboratories, Inc. * (a)	678,056
9,500	McKesson Corp.	529,720
35,300	Merck & Co., Inc.	1,558,848
75,500	Pfizer, Inc.	1,884,480
5,500	Quest Diagnostics	280,610
6,000	Stryker Corp.	372,120
18,800	UnitedHealth Group, Inc.	981,360
3,700	Zimmer Holdings, Inc. * (a)	312,021
	Total Health Care	8,447,453
	Manufacturing — 0.70%
5,500	American Standard Cos., Inc.	291,445
	Oil & Gas — 8.05%
6,300	Anadarko Petroleum Corp.	253,449
3,100	Apache Corp.	212,443
8,300	Chevron Corp.	569,463

See accompanying notes to the financial statements.
3

GMO U.S. Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Oil & Gas — continued
27,300	Exxon Mobil Corp.	1,956,864
7,400	Occidental Petroleum Corp.	341,732
	Total Oil & Gas	3,333,951
	Retail Stores — 15.13%
1,600	AutoZone, Inc. *	200,464
7,000	Bed Bath & Beyond, Inc. * (a)	279,230
4,200	Best Buy Co., Inc.	195,174
31,100	Home Depot, Inc.	1,231,560
3,300	Kohls Corp. *	227,667
15,800	Kroger Co.	405,586
36,300	Lowe's Cos., Inc. (a)	1,181,928
9,700	Safeway, Inc.	335,329
10,400	Staples, Inc.	270,608
4,000	Target Corp.	246,120
6,500	TJX Cos., Inc.	178,750
6,100	Walgreen Co.	272,731
25,600	Wal-Mart Stores, Inc.	1,236,480
	Total Retail Stores	6,261,627
	Services — 3.77%
7,700	Gannett Co., Inc.	471,702
3,700	ITT Educational Services, Inc. *	295,926
3,700	McGraw-Hill, Inc.	239,057
3,500	Moody's Corp.	226,520
10,600	Starbucks Corp. *	327,540
	Total Services	1,560,745
	Technology — 8.54%
21,600	Cisco Systems, Inc. *	560,304
5,000	Danaher Corp.	358,200
32,500	Dell, Inc. *	742,625
12,600	First Data Corp.	321,678
4,900	Fiserv, Inc. *	259,504

See accompanying notes to the financial statements.
4

GMO U.S. Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares/ Par Value ($)	Description	Value ($)
	Technology — continued
7,300	Intuit, Inc. *	215,423
3,700	Lexmark International, Inc. *	224,072
21,800	Microsoft Corp.	614,106
5,000	Pitney Bowes, Inc.	238,550
	Total Technology	3,534,462
	Transportation — 1.16%
4,200	FedEx Corp.	479,556
	Utility — 6.56%
29,542	AT&T, Inc.	1,087,145
43,500	Verizon Communications, Inc.	1,628,205
	Total Utility	2,715,350
	TOTAL COMMON STOCKS (COST $37,393,072)	40,084,297
	SHORT-TERM INVESTMENTS — 10.95%
	Money Market Funds — 0.65%
49,908	Barclays Global Investors Institutional Money Market Fund (b)	49,908
69,871	Merrimac Cash Fund-Premium Class (b)	69,871
149,723	Reserve Primary Money Market Fund (b)	149,723
	Total Money Market Funds	269,502
	Other Short-Term Investments — 10.30%
199,631	Calyon Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (b)	199,631
1,311,722	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $1,311,877 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11, and a market value, including accrued interest, of $1,337,956.	1,311,722
711,784	Credit Suisse First Boston Corp. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $711,890 and an effective yield of 5.35%, collateralized by various corporate debt obligations with an aggregate market value of $756,278. (b)	711,784

See accompanying notes to the financial statements.
5

GMO U.S. Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Other Short-Term Investments — continued
105,840	Lehman Brothers Inc. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $105,856 and an effective yield of 5.35%, collateralized by various corporate debt obligations with an aggregate market value of $107,964. (b)	105,840
738,633	Merrill Lynch & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $738,742 and an effective yield of 5.30%, collateralized by various U.S. government obligations with an aggregate market value of $762,120. (b)	738,633
738,633	Morgan Stanley & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $738,743 and an effective yield of 5.36%, collateralized by various corporate debt obligations with an aggregate market value of $784,877. (b)	738,633
199,630	Societe Generale Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (b)	199,630
257,875	Svenska Handlesbanken Eurodollar Overnight Time Deposit, 5.32%, due 03/01/07 (b)	257,875
	Total Other Short-Term Investments	4,263,748
	TOTAL SHORT-TERM INVESTMENTS (COST $4,533,250)	4,533,250
	TOTAL INVESTMENTS — 107.80% (Cost $41,926,322)	44,617,547
	Other Assets and Liabilities (net) — (7.80%)	(3,227,442)
	TOTAL NET ASSETS — 100.00%	$41,390,105

See accompanying notes to the financial statements.
6

GMO U.S. Value Fund

(A Series of GMO Trust)

Schedule of Investments – (Continued)
February 28, 2007

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

See accompanying notes to the financial statements.
7

GMO U.S. Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $3,047,400 (cost $41,926,322) (Note 2)	$44,617,547
Receivable for Fund shares sold	35,406
Dividends and interest receivable	63,978
Receivable for expenses reimbursed by Manager (Note 3)	11,564
Total assets	44,728,495
Liabilities:
Collateral on securities loaned, at value (Note 2)	3,221,528
Payable for Fund shares repurchased	22,495
Payable to affiliate for (Note 3):
Management fee	14,536
Shareholder service fee	3,546
Administration fee – Class M	1,879
Trustees and Chief Compliance Officer of GMO Trust fees	100
Payable for 12b-1 fee – Class M	5,335
Accrued expenses	68,971
Total liabilities	3,338,390
Net assets	$41,390,105
Net assets consist of:
Paid-in capital	$45,739,612
Accumulated undistributed net investment income	9,220
Accumulated net realized loss	(7,049,952)
Net unrealized appreciation	2,691,225
$41,390,105
Net assets attributable to:
Class III shares	$29,759,172
Class M shares	$11,630,933
Shares outstanding:
Class III	2,759,996
Class M	1,082,296
Net asset value per share:
Class III	$10.78
Class M	$10.75

See accompanying notes to the financial statements.
8

GMO U.S. Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends	$1,009,516
Interest	63,634
Securities lending income	2,497
Total investment income	1,075,647
Expenses:
Management fee (Note 3)	210,581
Shareholder service fee – Class III (Note 3)	44,897
12b-1 fee – Class M (Note 3)	44,820
Administration fee – Class M (Note 3)	35,856
Custodian, fund accounting agent and transfer agent fees	45,832
Audit and tax fees	57,670
Legal fees	816
Trustees fees and related expenses (Note 3)	611
Registration fees	25,300
Miscellaneous	2,546
Total expenses	468,929
Fees and expenses reimbursed by Manager (Note 3)	(131,935)
Net expenses	336,994
Net investment income (loss)	738,653
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	3,329,042
Closed futures contracts	(7,827)
Net realized gain (loss)	3,321,215
Change in net unrealized appreciation (depreciation) on:
Investments	(333,396)
Open futures contracts	(9,565)
Net unrealized gain (loss)	(342,961)
Net realized and unrealized gain (loss)	2,978,254
Net increase (decrease) in net assets resulting from operations	$3,716,907

See accompanying notes to the financial statements.
9

GMO U.S. Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$738,653	$599,924
Net realized gain (loss)	3,321,215	3,426,360
Change in net unrealized appreciation (depreciation)	(342,961)	(1,435,286)
Net increase (decrease) in net assets from operations	3,716,907	2,590,998
Distributions to shareholders from:
Net investment income
Class III	(482,272)	(384,323)
Class M	(247,161)	(265,107)
Total distributions from net investment income	(729,433)	(649,430)
Net realized gains
Class III	(315,194)	—
Class M	(193,021)	—
Total distributions from net realized gains	(508,215)	—
	(1,237,648)	—
Net share transactions (Note 7):
Class III	(2,641,814)	(11,641,367)
Class M	(8,656,538)	1,823,899
Increase (decrease) in net assets resulting from net share transactions	(11,298,352)	(9,817,468)
Total increase (decrease) in net assets	(8,819,093)	(7,875,900)
Net assets:
Beginning of period	50,209,198	58,085,098
End of period (including accumulated undistributed net investment income of $9,220 and $0, respectively)	$41,390,105	$50,209,198

See accompanying notes to the financial statements.
10

GMO U.S. Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.25	$9.89	$9.28	$6.73	$8.82
Income (loss) from investment operations:
Net investment income (loss)	0.17 †	0.14 †	0.16 †	0.13	0.14
Net realized and unrealized gain (loss)	0.64	0.38	0.62	2.59	(2.10)
Total from investment operations	0.81	0.52	0.78	2.72	(1.96)
Less distributions to shareholders:
From net investment income	(0.17)	(0.16)	(0.17)	(0.17)	(0.13)
From net realized gains	(0.11)	—	—	—	—
Total distributions	(0.28)	(0.16)	(0.17)	(0.17)	(0.13)
Net asset value, end of period	$10.78	$10.25	$9.89	$9.28	$6.73
Total Return(a)	8.00%	5.36%	8.46%	40.69%	(22.29)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$29,759	$30,961	$41,306	$46,904	$163,463
Net expenses to average daily net assets	0.59%	0.61%	0.61%	0.61%	0.61%
Net investment income to average daily net assets	1.66%	1.43%	1.71%	1.74%	1.79%
Portfolio turnover rate	79%	103%	110%	127%	100%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.28%	0.31%	0.18%	0.20%	0.07%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
11

GMO U.S. Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.21	$9.87	$9.26	$6.72	$8.82
Income (loss) from investment operations:
Net investment income (loss)	0.14 †	0.10 †	0.13 †	0.11	0.12
Net realized and unrealized gain (loss)	0.65	0.38	0.62	2.57	(2.10)
Total from investment operations	0.79	0.48	0.75	2.68	(1.98)
Less distributions to shareholders:
From net investment income	(0.14)	(0.14)	(0.14)	(0.14)	(0.12)
From net realized gains	(0.11)	—	—	—	—
Total distributions	(0.25)	(0.14)	(0.14)	(0.14)	(0.12)
Net asset value, end of period	$10.75	$10.21	$9.87	$9.26	$6.72
Total Return(a)	7.80%	4.95%	8.21%	40.23%	(22.56)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$11,631	$19,248	$16,779	$10,916	$6,444
Net expenses to average daily net assets	0.89%	0.90%	0.91%	0.91%	0.92%
Net investment income to average daily net assets	1.35%	1.04%	1.42%	1.42%	1.46%
Portfolio turnover rate	79%	103%	110%	127%	100%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.28%	0.31%	0.18%	0.20%	0.07%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
12

GMO U.S. Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO U.S. Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund commenced operations following an in-kind purchase of shares by GMO Value Fund ("Predecessor Fund") effected as of the close of business on September 16, 2005. For tax purposes, this transaction met all requirements for a tax-free transaction under the Internal Revenue Code, and consequently the Fund retained the Predecessor Fund's basis and holding period in each asset contributed in-kind. For accounting purposes, the Fund also recorded a cost for each in-kind asset contributed by the Predecessor Fund equal to such asset's historical cost. For tax and accounting purposes, the Fund is treated as a continuation of the Predecessor Fund's operations. Therefore, the Financial Statements reflect the performance and operational history of the Predecessor Fund prior to September 16, 2005.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming the Russell 1000 Value Index. The Fund typically makes equity investments in companies that issue stocks included in the Russell 1000 Index, and companies with similar size characteristics. The Fund typically holds fewer than 100 stocks.

Throughout the year ended February 28, 2007, the Fund had two classes of shares outstanding: Class III and Class M. Class M shares bear an administration fee and a 12b-1 fee, while Class III shares bear a shareholder service fee (See Note 3). The principal economic difference between the classes of shares is the type and level of fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

13

GMO U.S. Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount

14

GMO U.S. Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the

15

GMO U.S. Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $3,047,400 collateralized by cash in the amount of $3,221,528 which was invested in short-term investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $729,433 and $599,924, respectively, and long-term capital gains – $508,215 and $49,506, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $145,772 and $1,153,935 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions and capital loss carryforwards.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $6,560,688 and $1,640,172, expiring in 2011 and 2012, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

16

GMO U.S. Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$42,065,901	$3,172,057	$(620,411)	$2,551,646

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. Federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$—	$3,620,354	$(3,620,354)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the

17

GMO U.S. Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.44% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of the average daily Class M net assets for support services provided to Class M shareholders.

Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of certain other services incidental thereto. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average daily net asset value attributable to its Class M shares. This fee may be spent on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

18

GMO U.S. Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees (Class III only), 12b-1 and administration fees (Class M only), fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.44% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $427 and $302, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $36,348,538 and $47,406,174, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 84.69% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 0.03% of the Fund's shares were held by two related parties comprised of certain GMO employee accounts, and 6.48% of the Fund's shares were held by accounts for which the Manager has investment discretion.

19

GMO U.S. Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund and Predecessor Fund shares were as follows (See Note 1):

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	10,260	$109,906	2,313,185	$22,759,724
Shares issued to shareholders in reinvestment of distributions	13,308	136,774	15,036	149,075
Shares repurchased	(285,308)	(2,888,494)	(3,318,698)	(32,905,506)
Redemption in-kind	—	—	(162,809)	(1,644,660)
Net increase (decrease)	(261,740)	$(2,641,814)	(1,153,286)	$(11,641,367)
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class M:	Shares	Amount	Shares	Amount
Shares sold	310,807	$3,208,280	433,456	$4,287,346
Shares issued to shareholders in reinvestment of distributions	42,850	440,182	26,686	265,107
Shares repurchased	(1,156,614)	(12,305,000)	(275,166)	(2,728,554)
Net increase (decrease)	(802,957)	$(8,656,538)	184,976	$1,823,899

20

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

21

GMO U.S. Value Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1	) Actual	0.59%	$1,000.00	$1,071.20	$3.03
2	) Hypothetical	0.59%	$1,000.00	$1,021.87	$2.96
Class M
1	) Actual	0.89%	$1,000.00	$1,070.80	$4.57
2	) Hypothetical	0.89%	$1,000.00	$1,020.38	$4.46

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

22

GMO U.S. Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $508,215 from long-term capital gains.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $3,035 or if determined to be different, the qualified interest income of such year.

23

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

24

Independent Trustees: — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

25

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

26

Principal Officers: — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

GMO International Small Companies Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Small Companies Fund returned +23.4% for the fiscal year ended February 28, 2007, as compared to +23.7% for the S&P/Citigroup EMI World ex-U.S. Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Stock selection was strong overall as the Fund fared particularly well among Materials and Household Durables stocks. German steelmaker Salzgitter AG, French industrial Vallourec S.A., and U.K. homebuilder Berkeley Group Holdings PLC led the Fund's most successful selections for the year.

Country and currency allocation had negative impacts on relative performance as underweighting Spain while overweighting Japan hindered relative returns. The negative impacts from Japan were compounded by a falling Japanese yen, which was also held long in the portfolio. The Fund's overweight in the British pound also acted against relative returns. The U.S. dollar weakened relative to most foreign currencies (but not the yen), which boosted returns for U.S. investors. The Fund also maintains an allocation to emerging markets, which benefited performance owing largely to an underweight in South Korea relative to the EMI index. Sector allocation had a negligible impact overall.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .60% on the purchase and .60% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.14%
Short-Term Investments	12.06
Preferred Stocks	2.05
Forward Currency Contracts	0.07
Rights and Warrants	0.00
Futures	(0.06)
Other	(8.26)
100.00%
Country Summary	% of Equity Investments
United Kingdom	20.61%
Japan	20.29
Germany	7.15
Canada	6.07
Australia	5.58
Sweden	4.45
Switzerland	4.33
Italy	4.25
Netherlands	3.49
Ireland	2.71
France	2.63
Hong Kong	2.04
Singapore	1.77
Taiwan	1.75
South Korea	1.64
Finland	1.45
Austria	1.33
Spain	1.17
Belgium	1.11
Brazil	0.89
Greece	0.83
Denmark	0.77
China	0.66
Mexico	0.64
South Africa	0.53
Russia	0.35
Thailand	0.31
Malaysia	0.25
Poland	0.20
Israel	0.20
Norway	0.17
Indonesia	0.10
Philippines	0.09
Portugal	0.07
Mauritius	0.06
Hungary	0.06
100.00%

1

GMO International Small Companies Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Industry Sector Summary	% of Equity Investments
Industrials	20.50%
Financials	19.94
Consumer Discretionary	19.66
Materials	15.73
Consumer Staples	6.52
Information Technology	6.03
Energy	4.43
Health Care	4.04
Utilities	1.92
Telecommunication Services	1.23
100.00%

2

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 94.14%
	Australia — 5.36%
118,860	Allco Finance Group Ltd (a)	977,620
529,076	Beach Petroleum	471,551
344,582	BlueScope Steel Ltd	2,539,439
390,066	Boral Ltd	2,598,285
114,398	Bradken Ltd	768,800
1,687,677	Commonwealth Property Office Fund	1,834,217
939,440	CSR Ltd	2,691,386
2,895,911	DB RREEF Trust	3,988,163
193,932	Downer Edi Ltd	1,121,423
74,187	Incitec Pivot Ltd	2,574,901
632,646	ING Industrial Fund Unit	1,187,735
2,041,279	Investa Property Group	3,807,546
170,353	Iress Market Technology	1,019,222
113,880	Jubilee Mines (a)	1,473,562
287,453	Just Group Ltd	842,431
343,516	Kagara Zinc Ltd	1,517,867
386,672	Minara Resources Ltd	1,980,801
395,227	Mincor Resources	905,331
1,164,410	Mirvac Group Ltd	5,202,152
1,004,381	Oxiana Ltd (a)	2,254,482
482,468	Paladin Resources Ltd * (a)	3,474,676
556,852	PaperlinX Ltd	1,778,535
43,502	Worleyparsons Ltd	921,747
	Total Australia	45,931,872
	Austria — 1.28%
76,675	Austrian Airlines *	1,011,137
18,160	Boehler Uddeholm (Bearer)	1,334,408
25,558	Flughafen Wien AG (a)	2,367,607
142,040	Immofinanz Immobilien Anlagen AG *	2,155,831
9,616	Mayr-Melnhof Karton AG (Bearer)	1,862,113
48,418	RHI AG *	2,197,410
	Total Austria	10,928,506

See accompanying notes to the financial statements.
3

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Belgium — 1.07%
25,508	CMB Cie Maritime Belge	1,359,193
4,721	Cofinimmo SA	940,389
28,089	Euronav SA	848,233
50,136	Tessenderlo Chemie	2,271,890
21,958	Umicore	3,753,062
	Total Belgium	9,172,767
	Brazil — 0.15%
1,926,216	Companhia Saneamento Basico SAO PA	257,534
11,900	Companhia Siderurgica Nacional SA	415,841
7,700	Unibanco-Uniao de Bancos Brasileiros SA GDR	658,196
	Total Brazil	1,331,571
	Canada — 5.84%
82,600	Algoma Steel Inc *	3,555,840
59,400	Anvil Mining Ltd *	695,776
141,600	AUR Resources Inc	2,536,354
55,500	Baytex Trust	980,835
82,300	Biovail Corp	1,704,967
12,700	Boardwalk Real Estate Investment	541,835
26,800	Canadian Utilities Class A	985,752
58,500	Cascades Inc	654,724
106,800	COM DEV International Ltd *	536,922
63,106	Crescent Point Energy Trust	949,612
26,000	Dundee REIT	904,309
256,700	Hudbay Minerals Inc *	4,938,227
47,500	Inmet Mining Corp	2,394,900
238,600	Lionore Mining Intl Ltd *	3,202,822
82,167	Lundin Mining Corp *	895,013
103,400	Methanex Corp	2,607,986
303,500	Mirimar Mining Corp *	1,385,679
229,400	Northgate Minerals Corp *	819,846
29,000	Novatel Inc *	1,258,890
40,500	Novelis Inc	1,765,988

See accompanying notes to the financial statements.
4

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Canada — continued
112,800	Oilexco Inc *	762,866
64,366	Onex Corp	1,642,170
100	Opti CDA Inc *	1,679
173,171	Quebecor Inc Class B	5,892,789
126,456	Quebecor World Inc	1,675,845
87,500	Russel Metals Inc	2,058,075
70,700	Silver Wheaton Corp *	704,824
47,004	Sobeys Inc	1,677,853
34,100	Transat AT Inc Class B	962,415
64,900	Trican Well Service Ltd	1,292,895
	Total Canada	49,987,688
	China — 0.64%
594,000	Bank of Communications Co Ltd	597,619
351,000	China Life Insurance Co Ltd Class H	929,451
1,858,992	China Petroleum & Chemical Corp Class H	1,480,151
242,000	China Shenhua Energy Co Ltd Class H	612,003
14,700	China Telecom Corp Ltd ADR	673,260
115,500	China Telecom Corp Ltd Class H	53,136
824,000	CNOOC Ltd	661,721
569,600	Denway Motors Ltd	225,842
272,000	Huaneng Power International Inc Class H	237,089
	Total China	5,470,272
	Denmark — 0.74%
30,244	AS Dampskibsselskabet (a)	1,978,547
30,615	Sydbank	1,600,043
15,500	Topdanmark A/S *	2,755,224
	Total Denmark	6,333,814
	Finland — 1.40%
93,502	Amer Group Class A	2,056,503
58,176	Elcoteq Network Corp (a)	652,205
83,900	KCI Konecranes OYJ	2,618,476

See accompanying notes to the financial statements.
5

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Finland — continued
26,103	Kemira Oyj	587,086
13,079	Kesko Oyj Class B	689,361
35,400	Nokian Renkaat Oyj	864,310
204,629	OKO Bank (a)	3,513,169
34,733	Tietoenator Oyj (a)	977,253
	Total Finland	11,958,363
	France — 2.53%
10,497	Air France	454,983
15,073	Arkema *	739,326
18,907	Cap Gemini SA	1,320,346
25,629	Casino Guichard-Perrachon SA	2,204,444
3,709	Ciments Francais	783,771
11,715	Geophysique Cie Generale *	2,403,632
5,767	Michelin SA Class B	599,079
35,890	Nexans SA	4,437,290
85,361	Publicis Groupe	3,822,797
42,054	SCOR Regroupe	1,068,522
3,115	Silic SA	543,403
32,128	Valeo SA	1,579,746
24,706	Zodiac SA (a)	1,678,388
	Total France	21,635,727
	Germany — 6.46%
25,957	Altana AG	1,573,486
29,514	Balda AG	391,694
52,918	Bankgesellschaft Berlin AG * (a)	523,026
40,214	Bilfinger & Berger AG	3,361,188
404,305	Depfa Bank Plc	6,816,746
117,467	Deutz AG * (a)	1,678,922
47,489	Epcos AG	765,679
14,155	Fielmann AG	907,613
32,934	H&R Warsag AG	1,582,881
114,593	Hannover Rueckversicherungs AG (Registered) * (a)	4,904,844

See accompanying notes to the financial statements.
6

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Germany — continued
25,947	IKB Deutsche Industriebank AG	1,014,736
54,715	IWKA AG * (a)	1,600,421
57,399	KarstadtQuelle AG * (a)	2,000,250
42,532	Norddeutsche Affinerie AG (a)	1,294,408
3,017	Puma AG Rudolf Dassler Sport	1,071,577
42,085	Rhoen-Klinikum AG	2,268,823
46,658	Salzgitter AG	5,805,919
39,421	Stada Arzneimittel AG	2,261,672
251,616	Suedzucker AG (a)	5,352,889
11,449	Techem AG *	841,154
335,528	TUI AG (a)	7,814,503
20,994	United Internet AG (Registered)	380,377
6,753	Wincor Nixdorf AG	1,094,525
	Total Germany	55,307,333
	Greece — 0.80%
33,052	Babis Vovos International	1,310,786
29,287	Hellenic Exchanges SA	644,718
172,137	Hellenic Technodomiki Tev SA	2,393,172
104,627	Michaniki SA	735,254
190,551	Technical Olympic SA	576,047
25,243	Tsakos Energy Navigation Ltd	1,173,800
	Total Greece	6,833,777
	Hong Kong — 1.96%
208,500	Asia Satellite Telecommunications Holdings Ltd	472,977
262,000	CDC Corp *	2,407,780
790,000	Chinese Estates Holdings Ltd	1,066,060
38,000	Dah Sing Financial Services	330,228
89,000	Guoco Group	1,202,207
772,000	Hang Lung Group Co Ltd	2,527,314
452,000	Industrial & Commercial Bank of China	977,681
337,000	Kingboard Chemical Holdings Ltd	1,416,409
395,000	Orient Overseas International Ltd	3,224,485

See accompanying notes to the financial statements.
7

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Hong Kong — continued
2,405,000	Pacific Basin Shipping Ltd	1,851,662
615,000	Sun Hung Kai & Co Ltd	557,947
986,000	Tian An China Investment *	731,341
	Total Hong Kong	16,766,091
	Hungary — 0.05%
4,200	MOL Magyar Olaj es Gazipari Rt (New Shares)	450,197
	Indonesia — 0.09%
225,315	Astra International Tbk PT	347,311
450,000	Telekomunikasi Indonesia Tbk PT	445,412
	Total Indonesia	792,723
	Ireland — 2.60%
110,207	C&C Group Plc	1,529,785
295,683	DCC Plc	9,976,853
1,692,479	Fyffes Plc	2,577,047
59,886	Iaws Group Plc	1,392,623
85,895	Kerry Group Plc	2,272,883
108,803	Kingspan Group Plc	2,966,540
1,542,907	Total Produce Ltd *	1,592,609
	Total Ireland	22,308,340
	Israel — 0.19%
99,500	Bank Hapoalim B.M.	460,461
12,800	Check Point Software Technologies Ltd *	289,024
24,800	Teva Pharmaceutical Industries ADR	881,888
	Total Israel	1,631,373
	Italy — 3.20%
1,410,414	AEM SPA (a)	4,743,264
255,827	ASM Brescia SPA	1,504,510
22,004	Banca Popolare di Lodi *	330,885
52,997	Benetton Group SPA	871,171

See accompanying notes to the financial statements.
8

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Italy — continued
525,767	Beni Stabili SPA	869,717
151,925	Buzzi Unicem SPA	4,444,471
181,040	Cementir SPA	2,007,603
86,211	ERG SPA (a)	2,125,709
37,664	Esprinet SpA	751,916
7,637	Fondiaria - Sai SPA - Di RISP	267,974
66,603	Italcementi SPA - Di RISP	1,296,288
40,120	Italmobiliare SPA - RNC	3,794,564
277,957	Milano Assicurazioni SPA	2,324,750
196,258	Risanamento SPA	2,084,081
	Total Italy	27,416,903
	Japan — 19.52%
132,100	Aderans Co Ltd	3,419,655
47,300	Alfresa Holdings Corp	3,136,874
82,000	Alps Electric Co Ltd	983,747
59,000	Amano Corp (a)	729,558
136,400	AOC Holdings Inc	2,315,185
2,000	Ardepro Co Ltd	673,674
45,500	Asahi Pretec Corp	1,068,317
39,000	Avex Group Holding Inc (a)	669,022
127,000	Bosch Automotive Systems Corp	629,199
212,000	Calsonic Kansei Corp	1,102,390
39,100	Capcom	614,304
192,000	Central Glass Co Ltd	1,285,251
68,000	Chiba Kogyo Bank Ltd *	1,006,682
39,100	Coca-Cola West Japan Co Ltd	877,355
507,000	Cosmo Oil Co Ltd (a)	2,153,723
310	Creed Corp (a)	1,088,850
152,600	Daiei Inc * (a)	2,090,354
34,000	Daiichikosho Co Ltd	402,059
490,000	Daikyo Inc *	2,819,104
192,000	Daio Paper Corp (a)	1,659,754
33,600	Daiseki Co Ltd	668,914

See accompanying notes to the financial statements.
9

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
22,300	Disco Corp	1,345,837
83,900	Futaba Industrial Co Ltd (a)	2,001,209
201,000	Godo Steel	1,157,292
57,100	H.I.S. Co Ltd	1,634,803
9,240	Hakuhodo Dy Holdings Inc	627,227
82,000	Hankyu Department Stores Inc (a)	762,658
320,000	Hanwa Co Ltd	1,578,709
816,400	Haseko Corp * (a)	3,149,604
35,800	Hisamitsu Pharmaceutical Co Inc	1,092,828
1,685,000	Hitachi Zosen Corp *	2,652,282
129,700	Hosiden Corp	1,651,622
51,000	Intec Holdings Ltd *	678,363
21,900	Ito En Ltd (a)	713,628
625,000	Iwatani International Corp (a)	1,918,150
257,000	JACCS Co Ltd (a)	1,263,752
241	Japan Prime Realty Investment Corp	996,350
54,000	Japan Securities Finance Co	798,233
53,400	Joint Corp (a)	2,144,685
219,000	Juki Corp	1,443,136
43,000	Kaga Electronics Co Ltd	726,183
58,000	Kanto Tsukuba Bank Ltd * (a)	597,137
104,300	Katokichi Co Ltd	780,648
252,000	Kayaba Industry Co (a)	1,384,318
400,000	Kiyo Holdings Inc *	617,846
51,000	KOA Corp	749,138
51,000	Kohnan Shoji Co Ltd (a)	497,588
85,000	Kojima Co Ltd (a)	760,258
30,000	Komatsu Electronic Metal	1,335,921
475,000	Kurabo Industries Ltd	1,387,089
292,000	Kyokuyo Co Ltd	681,797
104,000	Kyudenko Corp	645,190
18,800	MABUCHI MOTOR CO	1,173,251
365,000	Maeda Corp (a)	1,460,351
287,000	Maruha Group Inc (a)	598,756

See accompanying notes to the financial statements.
10

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
79,000	Marusan Securities Co Ltd	1,239,625
156,000	Meiji Dairies Corp	1,351,533
81,900	Mitsumi Electric Co Ltd (a)	2,440,258
251,000	Mizuho Investors Securities (a)	627,004
36,000	Mori Seiki Co	824,033
205,000	Nagase & Co	2,707,915
205,000	Nichiro Corp (a)	368,850
39,700	Nihon Kohden Corp	834,682
60,000	Nihon Unisys Ltd	920,469
111,000	Nikkiso Co Ltd	843,300
172,000	Nippon Carbon (a)	694,135
191,000	Nippon Corp	1,513,067
266,000	Nippon Flour Mills Co Ltd	1,144,230
1,096,000	Nippon Light Metal	3,373,767
69,000	Nippon Meat Packers Inc	864,546
115,000	Nippon Soda Co Ltd *	494,702
260,000	Nippon Suisan Kaisha Ltd	1,623,322
384,000	Nippon Yakin Koguo Co Ltd (a)	3,649,655
61,000	Nipro Corp (a)	1,168,579
647,000	Nissan Diesel Motor Co	2,928,923
460,000	Nissan Shatai Co Ltd	2,381,727
75,500	Nisshin Seifun Group Inc	789,968
36,000	Nissin Kogyo Co Ltd	953,068
97,000	NOF Corp	511,599
133	Nomura Real Estate Office Fund (REIT)	1,584,780
300,000	Okasan Securities Co Ltd (a)	2,442,977
21,700	Okinawa Electric Power Co	1,484,510
263,000	Pacific Metals Co Ltd	3,698,376
900,000	Penta Ocean Construction Co Ltd * (a)	1,113,613
61,800	Pioneer Corp (a)	850,510
144,900	Q.P. Corp	1,320,913
159,000	Ryobi Ltd	1,313,694
11,800	Ryohin Keikaku Co Ltd	805,627
106,700	Ryosan Co	2,761,826

See accompanying notes to the financial statements.
11

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
67,000	Sanki Engineering	426,471
458,000	Sankyo-Tateyama Holdings Inc (a)	1,057,375
142,000	Sankyu Inc	818,163
96,000	Sanyo Shokai Ltd	816,922
21,000	Sawai Pharmaceuticals Co Ltd (a)	899,519
220,000	Seino Holdings Co Ltd	2,215,916
39,800	Shoei Co Ltd	1,215,111
41,000	Showa Corp	658,259
928,000	Sumitomo Light Metal Industry (a)	2,429,742
39,700	Suzuken Co Ltd	1,423,167
108,000	Tanabe Seiyaku Co Ltd	1,461,950
398,000	TOA Corp (a)	404,599
1,283,000	Toho Gas Co Ltd (a)	6,225,499
91,000	Tokai Carbon Co Ltd (a)	752,940
117,800	Tokyo Steel Manufacturing Co	1,982,721
25,700	Tokyo Tomin Bank Ltd (a)	1,071,233
11,000	Tokyu Livable Inc	876,717
54	Tokyu REIT Inc	551,304
265,000	Topy Industries Ltd	1,136,261
155,000	Towa Real Eatate Development * (a)	852,897
331,000	Toyo Construction Co * (a)	225,635
126,000	Toyo Engineering (a)	627,395
75,000	Toyo Suisan Kaisha Ltd	1,377,032
787,000	Toyo Tire & Rubber Co Ltd	3,440,150
59,000	Tsumura & Co	1,380,552
118,000	Uchida Yoko Co Ltd	649,225
18,000	Union Tool Co (a)	767,426
383,000	Unitika Ltd (a)	568,824
140,100	Yamato Kogyo Co	4,470,331
706,000	Yokohama Rubber Co (a)	4,380,587
	Total Japan	167,189,516

See accompanying notes to the financial statements.
12

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Malaysia — 0.24%
33,400	Genting Berhad	338,678
62,300	IOI Corp Berhad	343,502
129,200	Maxis Communications Berhad	431,708
128,600	MISC Berhad	330,491
114,800	Public Bank Berhad	288,920
33,800	Resorts World Berhad	144,818
69,800	Sime Darby Berhad	155,501
	Total Malaysia	2,033,618
	Mauritius — 0.06%
462,610	Golden Agri Resources Ltd	529,773
	Mexico — 0.62%
39,300	Alfa SA de CV Class A	251,693
88,700	Carso Global Telecom Class A *	305,010
370,700	Cemex SA de CV CPO *	1,262,761
52,100	Fomento Economico Mexicano SA de CV	576,758
134,900	Grupo Financiero Banorte SA de CV	523,205
146,800	Grupo Mexico SA Class B	636,420
135,200	Grupo Televisa SA (Participating Certificates)	737,507
33,900	Telefonos de Mexico SA de CV Class L ADR	984,456
	Total Mexico	5,277,810
	Netherlands — 3.36%
22,654	Boskalis Westminster NV	2,065,214
38,817	Buhrmann NV	529,594
24,702	Core Laboratories NV *	1,948,494
12,325	Corio NV	1,144,098
137,974	CSM	4,787,564
17,073	Fugro NV	797,776
27,549	Hunter Douglas NV	2,331,139
39,702	Imtech NV	2,718,617
23,026	Koninklijke Vopak NV	1,149,767
35,735	Koninklijke Wessanen NV	482,887

See accompanying notes to the financial statements.
13

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Netherlands — continued
194,591	OCE NV (a)	3,236,437
42,888	SBM Offshore NV	1,523,684
18,491	Univar NV	963,969
16,357	Vastned NV	1,571,143
26,587	Wereldhave NV	3,532,074
	Total Netherlands	28,782,457
	Norway — 0.16%
24,600	Ship Finance International Ltd (a)	639,600
43,600	Tandberg ASA (a)	779,410
	Total Norway	1,419,010
	Philippines — 0.08%
179,520	Bank of the Philippine Islands	230,013
9,882	Philippine Long Distance Telephone	480,404
	Total Philippines	710,417
	Poland — 0.20%
15,600	KGHM Polska Miedz SA	474,917
41,900	Polski Koncern Naftowy Orlen SA	621,876
75,900	Telekomunikacja Polska SA	579,804
	Total Poland	1,676,597
	Portugal — 0.07%
67,970	Banco BPI SA	577,341
	Russia — 0.31%
17,900	Gazpromneft Spon ADR	380,375
3,500	JSC Mining & Smelting Co ADR	621,250
16,000	Mobile Telesystems ADR	820,800
5,100	Oao Tatneft GDR (Registered Shares)	438,600
5,400	Vimpel-Communications ADR *	434,484
	Total Russia	2,695,509

See accompanying notes to the financial statements.
14

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Singapore — 1.70%
1,091,000	Asia Food & Properties Ltd	539,114
183,000	Cosco Corp	324,843
740,000	Hyflux Ltd	1,181,551
1,000	K-Reit Asia	2,119
258,000	Marco Polo Developments Ltd	466,108
983,000	MMI Holding Ltd	920,578
877,000	Neptune Orient Lines Ltd	1,653,803
1,028,000	Noble Group Ltd	942,619
5,693,100	Pacific Century Region Developments Ltd *	1,250,613
569,000	Singapore Petroleum Co	1,668,002
615,000	Suntec REIT	760,716
584,000	United Overseas Land	1,905,877
1,281,000	United Test And Assembly Center *	692,817
1,509,000	Want Want Holdings Ltd	2,298,660
	Total Singapore	14,607,420
	South Africa — 0.51%
22,600	Bidvest Group Ltd	441,495
225,000	FirstRand Ltd	746,300
70,800	MTN Group Ltd	862,305
26,400	Remgro Ltd	629,252
145,250	Sanlam Ltd	380,802
18,500	Sasol Ltd	594,356
50,800	Standard Bank Group Ltd	707,163
	Total South Africa	4,361,673
	South Korea — 1.56%
14,800	Daewoo Engineering & Construction Co Ltd	301,350
10,734	Hana Financial Group Inc	571,464
38,800	Hynix Semiconductor Inc *	1,288,894
5,131	Hyundai Development Co	310,521
8,200	Hyundai Mobis	684,092
13,300	Hyundai Motor Co	976,622
10,400	Kookmin Bank	934,095

See accompanying notes to the financial statements.
15

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	South Korea — continued
25,600	KT Corp ADR *	575,488
11,900	KT&G Corp	719,011
6,700	LG Electronics Inc	425,856
4,400	POSCO	1,651,403
29,000	Shinhan Financial Group Co Ltd	1,635,651
1,200	Shinsegae Co Ltd	692,294
13,500	SK Corp	1,149,046
31,800	SK Telecom Co Ltd ADR	725,040
4,000	S-Oil Corp	289,744
15,800	Woori Finance Holdings Co Ltd *	401,169
	Total South Korea	13,331,740
	Spain — 1.13%
133,514	Acerinox SA	3,549,369
40,250	Corp Financiera Alba	2,854,942
461,988	Grupo Inmocaral SA *	3,251,642
	Total Spain	9,655,953
	Sweden — 4.28%
68,400	Alfa Laval AB	3,406,617
14,200	Axfood AB	557,404
83,100	D Carnegie AB	1,741,625
152,455	Getinge AB	3,146,023
30,938	Holmen AB Class B	1,259,800
340,817	Kinnevik Investment AB Class B (a)	5,875,563
71,700	Kungsleden AB	1,205,126
39,669	Lundbergforetagen AB Class B	2,471,619
14,500	Meda AB Class A	465,344
115,300	NCC Class B	3,094,615
60,300	Nobia AB	2,419,145
59,400	Q-Med (a)	736,345
93,000	Ratos AB Series B	2,623,286
45,760	SSAB Svenskt Stal AB Series A	1,224,081
75,000	SSAB Swedish Steel Series - B	1,911,843

See accompanying notes to the financial statements.
16

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Sweden — continued
79,600	Swedish Match AB	1,374,439
73,800	Tele2 AB Class B	1,108,809
80,600	Trelleborg AB Class B	2,031,536
	Total Sweden	36,653,220
	Switzerland — 4.17%
33,370	Actelion Ltd *	7,269,014
29,086	Baloise Holding Ltd	2,958,987
3,195	Banque Cantonale Vaudoise	1,514,520
9,455	Charles Voegele Holding AG *	887,710
14,570	Ciba Specialty Chemical Holding Reg.	924,744
53,481	Clariant AG *	835,353
108,806	Converium Holding AG	1,844,265
3,379	Fischer (George) AG (Registered) *	2,185,867
2,472	Geberit AG (Registered)	4,071,981
5,560	Helvetia Patria Holding (Registered)	2,168,512
338	Jelmoli Holding AG (Bearer)	1,023,649
190	Jelmoli Holding AG (Registered)	117,452
38,264	Logitech International *	999,018
15,611	Lonza Group AG (Registered)	1,386,013
3,376	Rieter Holding AG (Registered)	1,703,797
1,158	Sulzer AG (Registered)	1,407,392
15,885	Swiss Steel AG (Registered)	1,188,516
3,919	Unaxis Holding AG (Registered) *	1,952,522
5,074	Verwaltungs & Private Bank	1,239,209
	Total Switzerland	35,678,521
	Taiwan — 1.68%
267,314	Acer Inc	497,034
258,547	Asustek Computer Inc	671,920
430,088	AU Optronics Corp	605,198
303,484	Cathay Financial Holding Co Ltd	648,691
1,066,920	China Development Financial Holding Corp	482,772
995,665	China Steel Corp	1,092,225

See accompanying notes to the financial statements.
17

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Taiwan — continued
391,660	Chunghwa Telecom Co Ltd	727,600
318,268	Compal Electronics Inc	273,541
94,223	Delta Electronics Inc	300,652
363,977	Far Eastern Textile Co Ltd	304,801
202,000	Far Eastone Telecommunications Co Ltd	230,400
406,995	Formosa Chemicals & Fibre Co	785,600
474,939	Formosa Plastics Corp	835,130
350,000	Fubon Financial Holding Co Ltd	318,824
41,104	High Tech Computer Corp	584,571
165,000	Hon Hai Precision Industry Co Ltd	1,108,770
208,403	Lite-On Technology Corp	296,491
91,800	MediaTek Inc	989,137
631,000	Mega Financial Holdings Co Ltd	417,345
530,060	Nan Ya Plastics Corp	889,626
767,594	Powerchip Semiconductor Corp	485,814
303,466	Quanta Computer Inc	507,097
601,144	Taishin Financial Holdings Co Ltd *	312,841
246,000	Taiwan Cellular Corp	234,755
1,393,410	United Microelectronics Corp	827,719
	Total Taiwan	14,428,554
	Thailand — 0.30%
87,380	Bangkok Bank Pcl NVDR (b)	279,950
168,000	Bangkok Dusit Medical Service Pcl (Foreign Registered) (b)	177,685
193,500	Kasikornbank Pcl NVDR (b)	364,008
188,500	PTT Pcl (Foreign Registered) (b)	1,151,205
45,200	Siam Cement Pcl (Foreign Registered) NVDR (b)	308,132
150,800	Siam Commercial Bank Pcl (Foreign Registered) (b)	292,514
	Total Thailand	2,573,494
	United Kingdom — 19.83%
135,279	Admiral Group Plc	2,737,247
514,297	AMEC Plc	4,635,911
226,350	Arriva Plc	3,175,495

See accompanying notes to the financial statements.
18

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United Kingdom — continued
131,770	Babcock International Group	1,024,575
136,618	Balfour Beatty Plc	1,210,581
351,311	Barratt Developments Plc	8,104,166
421,780	BBA Aviation Plc	2,255,177
65,198	Bellway Plc	1,885,945
127,173	Berkeley Group Holdings Plc *	3,786,844
228,368	Bradford & Bingley Plc	1,954,956
119,693	Bunzl Plc	1,539,449
89,630	Capita Group Plc	1,135,695
46,430	Chemring Group	1,592,273
428,041	Cobham Plc	1,664,407
194,243	Cookson Group Plc	2,230,265
99,580	Countrywide Plc	1,112,771
45,809	Crest Nicholson Plc	550,985
62,257	Dairy Crest Group Plc	780,380
207,937	De la Rue (Ordinary Shares)	2,762,018
2,079,461	Dimension Data Holdings Plc	1,959,274
123,706	DSG International Plc	413,693
379,251	FirstGroup Plc	4,502,807
509,524	GKN Plc	3,440,187
12,838	Go-Ahead Group Plc	596,312
165,687	Great Portland Estates Plc	2,438,966
82,559	Greene King Plc	1,736,699
297,842	Halma Plc	1,270,166
381,312	Henderson Group (Ordinary Shares)	1,021,199
296,886	HMV Group Plc	807,167
24,380	Homeserve Plc	866,387
265,156	IMI Plc	2,642,310
425,082	Inchcape Plc	4,343,446
295,141	Invensys Plc *	1,632,670
145,015	Investec Plc	1,747,126
91,378	Keller Group Plc	1,581,040
113,131	Kensington Group Plc	1,862,866
612,223	Kesa Electricals Plc	4,047,848

See accompanying notes to the financial statements.
19

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United Kingdom — continued
333,151	Ladbrokes Plc	2,631,830
330,080	LG Group Holdings Plc	1,692,781
111,619	Luminar Plc	1,651,114
369,129	Misys Plc	1,687,205
161,599	Mitchells & Butler (Ordinary Shares)	2,246,082
96,082	National Express Group Plc	2,060,401
1,619,767	Northern Foods Plc	3,985,422
237,172	Paragon Group Cos Plc	2,781,259
75,714	Provident Financial Plc	1,085,342
165,280	Rank Group Plc	723,968
162,286	Restaurant Group (Ordinary Shares)	1,003,342
131,066	Rexam Plc	1,291,929
70,082	Robert Walters Plc	494,885
376,950	RPS Group Plc	2,207,314
56,946	Shaftesbury Plc	836,742
2,095,637	Signet Group Plc	4,810,128
349,910	Smith (David S.) Holdings Plc	1,395,994
450,381	Smith News Plc	1,307,905
552,311	Stagecoach Group Plc	1,683,209
75,659	Tate & Lyle Plc	832,073
1,528,241	Taylor Woodrow Plc	12,168,870
235,124	TDG Plc	1,193,525
841,282	Tomkins Plc	4,231,642
223,144	Travis Perkins Plc	8,547,454
115,847	Trinity Mirror Plc	1,110,877
210,474	Wetherspoon J D Plc	2,992,827
450,381	WH Smith Plc	3,508,386
163,408	Wilson Bowden Plc	6,910,575
1,051,630	Wimpey (George) Plc	11,694,163
	Total United Kingdom	169,816,547
	TOTAL COMMON STOCKS (COST $602,618,101)	806,256,487

See accompanying notes to the financial statements.
20

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	PREFERRED STOCKS — 2.05%
	Brazil — 0.70%
27,703	Banco Bradesco SA 3.42%	1,020,327
32,060	Banco Itau Holding Financeira SA 2.62%	1,100,518
7,783,300	Companhia Energetica de Minas Gerais 0.46%	370,684
71,200	Companhia Vale do Rio Doce Class A 0.02%	2,097,219
11,450	Gerdau Metalurgica SA 5.33%	251,355
25,900	Gerdau SA 3.94%	442,273
126,635	Itausa-Investimentos Itau SA 4.06%	680,204
	Total Brazil	5,962,580
	Germany — 0.42%
7,874	Fresenius Medical Care AG (Non Voting) 1.06%	581,809
41,223	Hugo Boss AG 3.00%	2,167,358
24,922	ProSieben Sat.1 Media AG 3.49%	847,619
	Total Germany	3,596,786
	Italy — 0.89%
46,119	Compagnia Assicuratrice Unipol 3.37%	156,509
222,389	IFI Istituto Finanziario Industries *	7,467,059
	Total Italy	7,623,568
	Russia — 0.02%
100	Transneft 0.52%	215,000
	South Korea — 0.02%
3,900	Hyundai Motor Co 2.76%	158,281
	TOTAL PREFERRED STOCKS (COST $7,631,616)	17,556,215

See accompanying notes to the financial statements.
21

GMO International Small Companies Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	RIGHTS AND WARRANTS — 0.00%
	Hong Kong — 0.00%
307,764	Global Bio-Chem Technology Group Ltd Warrants, Expire 5/31/07 *	394
	TOTAL RIGHTS AND WARRANTS (COST $0)	394
	SHORT-TERM INVESTMENTS — 12.06%
79,234,135	Bank of New York Institutional Cash Reserves Fund (c)	79,234,135
24,100,000	Canadian Imperial Bank of Commerce Time Deposit, 5.33% due 03/01/07	24,100,000
	TOTAL SHORT-TERM INVESTMENTS (COST $103,334,135)	103,334,135
	TOTAL INVESTMENTS — 108.25% (Cost $713,583,852)	927,147,231
	Other Assets and Liabilities (net) — (8.25%)	(70,676,567)
	TOTAL NET ASSETS — 100.00%	$856,470,664

See accompanying notes to the financial statements.
22

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/25/07	CAD	31,777,801	$27,238,991	$(111,099)
5/25/07	CHF	45,414,032	37,541,131	533,842
5/25/07	EUR	11,537,000	15,321,759	303,757
5/25/07	GBP	4,092,000	8,035,354	(18,930)
5/25/07	JPY	4,206,211,668	35,919,784	415,880
5/25/07	NOK	181,691,405	29,705,709	77,439
5/25/07	NZD	7,899,756	5,512,560	47,081
5/25/07	SEK	41,490,075	5,960,712	19,567
5/25/07	SGD	18,912,931	12,426,367	45,524
			$177,662,367	$1,313,061
Sales
5/25/07	AUD	55,423,264	$43,567,951	$(284,855)
5/25/07	CAD	4,905,000	4,204,421	(48,909)
5/25/07	CHF	4,740,000	3,918,282	(74,613)
5/25/07	DKK	33,957,600	6,049,899	(41,909)
5/25/07	EUR	2,369,628	3,146,994	(17,528)
5/25/07	GBP	38,348,118	75,303,202	(235,830)
5/25/07	HKD	112,972,119	14,497,433	9,952
			$150,688,182	$(693,692)

See accompanying notes to the financial statements.
23

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
230	CAC 40	March 2007	$16,805,817	$(461,796)
144	DAX	March 2007	32,147,877	1,004,283
156	MSCI Singapore	March 2007	7,751,540	(501,512)
2	S&P/MIB	March 2007	546,676	(20,721)
			$57,251,910	$20,254
Sales
84	FTSE 100	March 2007	$10,159,998	$106,027
87	S&P Toronto 60	March 2007	11,075,838	92,770
165	SPI 200	March 2007	18,857,008	(713,176)
			$40,092,844	$(514,379)

As of February 28, 2007, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 28, 2007, 86.96% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
24

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.
25

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $75,004,472 (cost $713,583,852) (Note 2)	$927,147,231
Cash	6,535
Foreign currency, at value (cost $2,044,976) (Note 2)	2,044,673
Receivable for investments sold	316,326
Receivable for Fund shares sold	739,049
Dividends and interest receivable	1,116,940
Unrealized appreciation on open forward currency contracts (Note 2)	1,453,042
Receivable for collateral on open futures contracts (Note 2)	5,375,000
Receivable for expenses reimbursed by Manager (Note 3)	50,344
Total assets	938,249,140
Liabilities:
Collateral on securities loaned, at value (Note 2)	79,234,135
Payable for investments purchased	76,529
Payable for Fund shares repurchased	561,845
Payable to affiliate for (Note 3):
Management fee	411,290
Shareholder service fee	102,823
Trustees and Chief Compliance Officer of GMO Trust fees	2,598
Unrealized depreciation on open forward currency contracts (Note 2)	833,673
Payable for variation margin on open futures contracts (Note 2)	208,563
Foreign taxes payable	60,953
Accrued expenses	286,067
Total liabilities	81,778,476
Net assets	$856,470,664
Net assets consist of:
Paid-in capital	$639,499,436
Distributions in excess of net investment income	(11,878,059)
Accumulated net realized gain	15,155,664
Net unrealized appreciation	213,693,623
$856,470,664
Net assets attributable to:
Class III shares	$856,470,664
Shares outstanding:
Class III	70,097,644
Net asset value per share:
Class III	$12.22

See accompanying notes to the financial statements.
26

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends (net of withholding taxes of $1,781,949)	$20,462,210
Securities lending income	1,491,872
Interest	1,144,862
Total investment income	23,098,944
Expenses:
Management fee (Note 3)	5,439,393
Shareholder service fee – Class III (Note 3)	1,359,848
Custodian and fund accounting agent fees	672,418
Transfer agent fees	29,490
Audit and tax fees	87,249
Legal fees	29,484
Trustees fees and related expenses (Note 3)	12,530
Registration fees	7,427
Miscellaneous	20,455
Total expenses	7,658,294
Fees and expenses reimbursed by Manager (Note 3)	(829,299)
Net expenses	6,828,995
Net investment income (loss)	16,269,949
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	222,319,464
Closed futures contracts	3,422,451
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $1,932) (Note 2)	(8,888,533)
Net realized gain (loss)	216,853,382
Change in net unrealized appreciation (depreciation) on:
Investments	(44,069,293)
Open futures contracts	(2,012,256)
Foreign currency, forward contracts and foreign currency related transactions	268,849
Net unrealized gain (loss)	(45,812,700)
Net realized and unrealized gain (loss)	171,040,682
Net increase (decrease) in net assets resulting from operations	$187,310,631

See accompanying notes to the financial statements.
27

GMO International Small Companies Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$16,269,949	$23,061,443
Net realized gain (loss)	216,853,382	401,243,294
Change in net unrealized appreciation (depreciation)	(45,812,700)	(183,699,379)
Net increase (decrease) in net assets from operations	187,310,631	240,605,358
Distributions to shareholders from:
Net investment income
Class III	(19,881,021)	(24,571,287)
Net realized gains
Class III	(326,272,225)	(364,443,342)
	(346,153,246)	(389,014,629)
Net share transactions (Note 7):
Class III	26,733,728	(386,907,384)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	1,977,585	4,695,237
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	28,711,313	(382,212,147)
Total increase (decrease) in net assets	(130,131,302)	(530,621,418)
Net assets:
Beginning of period	986,601,966	1,517,223,384
End of period (including distributions in excess of net investment income of $11,878,059 and $4,700,433, respectively)	$856,470,664	$986,601,966

See accompanying notes to the financial statements.
28

GMO International Small Companies Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$14.93	$17.84	$17.09	$9.50	$10.44
Income (loss) from investment operations:
Net investment income (loss)	0.25 †	0.34 †	0.30 †	0.20	0.15
Net realized and unrealized gain (loss)	2.68	3.44	3.56	7.94	(0.80)
Total from investment operations	2.93	3.78	3.86	8.14	(0.65)
Less distributions to shareholders:
From net investment income	(0.33)	(0.44)	(0.54)	(0.20)	(0.29)
From net realized gains	(5.31)	(6.25)	(2.57)	(0.35)	—
Total distributions	(5.64)	(6.69)	(3.11)	(0.55)	(0.29)
Net asset value, end of period	$12.22	$14.93	$17.84	$17.09	$9.50
Total Return(a)	23.35%	25.77%	24.45%	86.62%	(6.30)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$856,471	$986,602	$1,517,223	$1,592,464	$536,648
Net expenses to average daily net assets	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income to average daily net assets	1.79%	2.01%	1.75%	1.60%	1.65%
Portfolio turnover rate	48%	49%	53%	46%	44%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.09%	0.11%	0.11%	0.13%	0.17%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.03	$0.07	$0.08	$0.04	$0.06

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
29

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO International Small Companies Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the S&P/Citigroup Extended Market Index World ex-U.S. Index, the Fund's benchmark. The Fund typically makes equity investments in non-U.S. companies, including non-U.S. companies in developed and emerging countries, but excluding the largest 500 non-U.S. companies in developed countries based on full, non-float adjusted market capitalization and any company in an emerging country with a full, non-float adjusted market capitalization that is greater than or equal to that of any of the 500 excluded developed country companies. The Fund may make investments in emerging countries, but these investments generally will represent 10% or less of the Fund's total assets.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

30

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are

31

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or

32

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

33

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $75,004,472, collateralized by cash in the amount of $79,234,135, which was invested in the Bank of New York Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. The CPMF tax has been included in the net realized gain (loss) on investments throughout the period. For the year ended February 28, 2007, the Fund incurred $1,932 in CPMF tax which is included in net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

34

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $84,039,934 and $60,424,505, respectively, and long-term capital gains – $262,113,312 and $328,590,124, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $14,498,841 and $6,947,303 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$730,959,509	$216,050,193	$(19,862,471)	$196,187,722

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions and foreign currency transactions. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(3,566,554)	$4,723,222	$(1,156,668)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash

35

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on cash redemptions of Fund shares were each 0.60% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $26,637 and $140,159 in purchase premiums and $1,950,948 and $4,555,078 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact,

36

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.60% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, nonrecurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.60% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $8,585 and $6,044, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $424,922,755 and $748,603,798, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The

37

GMO International Small Companies Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 30.48% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 1.12% of the Fund's shares were held by ten related parties comprised of certain GMO employee accounts, and 13.15% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	533,510	$7,500,711	2,353,389	$39,930,302
Shares issued to shareholders in reinvestment of distributions	26,807,328	341,714,636	26,493,616	380,866,673
Shares repurchased	(23,316,825)	(322,481,619)	(47,804,290)	(807,704,359)
Purchase premiums and redemption fees	—	1,977,585	—	4,695,237
Net increase (decrease)	4,024,013	$28,711,313	(18,957,285)	$(382,212,147)

38

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Small Companies Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Small Companies Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

39

GMO International Small Companies Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1	) Actual	0.75%	$1,000.00	$1,179.40	$4.05
2	) Hypothetical	0.75%	$1,000.00	$1,021.08	$3.76

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

40

GMO International Small Companies Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

During the year ended February 28, 2007, the Fund paid foreign taxes of $1,781,949 and recognized foreign source income of $22,244,159.

The Fund's distributions to shareholders include $262,113,312 from long-term capital gains.

For taxable, non-corporate shareholders, 22.17% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2007, of $346,335 and $64,158,913, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

41

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

42

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

43

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

44

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

45

GMO International Core Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO International Core Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO International Core Equity Fund returned +20.0% for the fiscal year ended February 28, 2007, as compared to +21.1% for the MSCI EAFE Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Country and currency allocation had negative impacts on relative performance. Among country positions, our overweight to Japan and underweight to Spain both hurt returns.

In currencies, our overweight position in the weak Japanese yen and underweight in the British pound detracted from relative returns. The U.S. dollar weakened relative to most foreign currencies (but not the yen), which boosted returns for U.S. investors. The MSCI EAFE Index returned 8% more in U.S. dollar terms than in local currency.

Sector allocation also detracted from performance relative to the EAFE index. Our underweight position in the strong Telecommunications sector had the largest impact. Overweighting the weak Energy sector also hurt.

Among GMO's international quantitative stock selection disciplines, only stocks ranked highly by quality-adjusted value outperformed significantly. Those stocks favored by intrinsic value and those chosen for their strong momentum had more benchmark-like performance.

Stock selection added to relative performance. Among the most significant contributors were holdings in German steelmaker ThyssenKrupp, British pharmaceutical AstraZeneca, and German automaker Volkswagen, all of which outperformed. Additionally, owning an underweight position in British oil company BP, which underperformed, significantly added to relative performance. Holdings in Japanese financials Mitsubishi UFJ Financial Group and Resona Holdings, and French oil company Total hurt returns.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Classes IV and VI will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

†  The Fund is the successor to the GMO International Disciplined Equity Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO International Disciplined Equity Fund.

GMO International Core Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	93.14%
Short-Term Investments	8.70
Preferred Stocks	0.71
Foreign Currency Contracts	0.15
Futures	(0.07)
Other	(2.63)
100.00%
Country Summary	% of Equity Investments
Japan	24.49%
United Kingdom	24.45
France	10.86
Germany	9.57
Netherlands	7.28
Switzerland	4.07
Italy	3.94
Australia	2.74
Spain	2.53
Canada	2.29
Sweden	2.03
Finland	1.81
Belgium	1.17
Singapore	0.90
Hong Kong	0.59
Austria	0.53
Ireland	0.52
Norway	0.23
100.00%

1

GMO International Core Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	24.32%
Consumer Discretionary	13.99
Materials	10.17
Industrials	9.38
Energy	8.82
Health Care	8.65
Consumer Staples	7.22
Utilities	6.78
Information Technology	5.50
Telecommunication Services	5.17
100.00%

2

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 93.14%
	Australia — 2.57%
141	Aristocrat Leisure Ltd	1,874
416,671	Australia and New Zealand Banking Group Ltd	9,636,084
645,068	BHP Billiton Ltd	13,788,797
204,777	Commonwealth Bank of Australia	8,076,435
581,561	Foster's Group Ltd	2,896,678
1,953,246	Investa Property Group	3,643,340
1,077,227	Mirvac Group Ltd	4,812,651
92,169	Rio Tinto Ltd	5,521,244
220,809	Santos Ltd	1,628,410
1,964,267	Telstra Corp Ltd	6,592,972
161,983	Woodside Petroleum Ltd	4,733,893
433,761	Woolworths Ltd	9,301,621
435,413	Zinifex Ltd	5,737,710
	Total Australia	76,371,709
	Austria — 0.50%
19,106	Austrian Airlines *	251,957
38,160	Boehler Uddeholm (Bearer)	2,804,020
7,533	Flughafen Wien AG	697,832
2,960	Mayr-Melnhof Karton AG (Bearer)	573,196
88,416	OMV AG	4,923,162
89,884	Voestalpine AG	5,549,852
	Total Austria	14,800,019
	Belgium — 1.10%
11,530	Colruyt SA (a)	2,511,205
42,274	Delhaize Group	3,517,077
226,712	Dexia	6,677,620
362,717	Fortis	15,584,546
67,002	UCB SA	4,326,467
	Total Belgium	32,616,915

See accompanying notes to the financial statements.
3

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Canada — 2.15%
130,300	Alcan Inc	6,775,689
100,700	BCE Inc	2,643,203
185,500	Canadian Imperial Bank of Commerce	15,964,800
206,900	Canadian Natural Resources	10,389,225
156,600	EnCana Corp	7,611,756
120,600	Goldcorp Inc	3,235,660
39,900	Magna International Inc Class A	2,928,024
107,800	National Bank of Canada	6,018,588
142,900	Petro-Canada	5,284,221
20,900	Research In Motion Ltd *	2,931,647
	Total Canada	63,782,813
	Finland — 1.69%
140,291	Fortum Oyj	3,874,267
106,900	Kesko Oyj Class B	5,634,426
114,679	Neste Oil Oyj	3,686,034
477,068	Nokia Oyj	10,412,870
206,600	Outokumpu Oyj	7,700,563
172,202	Rautaruukki Oyj	7,889,122
252,550	Sampo Oyj Class A	7,046,460
123,924	YIT Oyj (a)	4,040,849
	Total Finland	50,284,591
	France — 10.19%
316,056	BNP Paribas	32,957,351
125,486	Cap Gemini SA	8,763,153
78,841	Carrefour SA	5,259,207
101,330	Cie de Saint-Gobain	9,420,191
453,476	Credit Agricole SA	18,065,035
79,540	Euronext NV (a)	8,617,197
65,527	Groupe Danone	10,362,834
100,590	Lafarge SA	15,010,215
102,280	L'Oreal SA	10,693,179
60,058	Michelin SA Class B	6,238,861

See accompanying notes to the financial statements.
4

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	France — continued
222,114	Peugeot SA	14,976,142
188,470	Renault SA	22,378,097
248,092	Sanofi-Aventis	21,066,043
77,875	Societe Generale	13,096,383
341,784	Suez SA	16,511,839
1,188,865	Total SA	80,073,258
14,255	Vallourec SA	3,516,682
39,280	Vinci SA	5,429,160
	Total France	302,434,827
	Germany — 8.38%
44,108	Adidas AG	2,162,165
24,612	Allianz AG (Registered)	5,292,770
160,932	Altana AG (a)	9,755,530
152,033	Bankgesellschaft Berlin AG * (a)	1,502,649
28,085	BASF AG	2,856,924
258,486	Bayerische Motoren Werke AG	14,938,838
229,533	Commerzbank AG	9,434,735
92,893	DaimlerChrysler AG (Registered)	6,325,225
630,102	Depfa Bank Plc	10,623,775
224,737	Deutsche Bank AG (Registered)	29,525,695
286,424	Deutsche Lufthansa AG (Registered)	7,764,732
169,920	Deutsche Post AG (Registered)	5,453,505
321,722	Deutsche Telekom (Registered)	5,771,350
100,121	E. On AG	13,112,738
133,250	Epcos AG	2,148,430
20,351	Hochtief AG	1,788,631
238,625	Infineon Technologies AG *	3,660,162
172,477	MAN AG	18,544,785
44,725	Metro AG	3,090,215
154,471	Muenchener Rueckversicherungs AG (Registered)	24,747,499
14,094	Puma AG Rudolf Dassler Sport	5,005,901
57,731	Salzgitter AG	7,183,795
47,561	Stada Arzneimittel AG	2,728,682

See accompanying notes to the financial statements.
5

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Germany — continued
181,044	Suedzucker AG	3,851,538
28,828	Techem AG	2,117,982
554,058	ThyssenKrupp AG (a)	27,105,039
314,778	TUI AG (a)	7,331,232
118,102	Volkswagen AG (a)	14,852,578
	Total Germany	248,677,100
	Hong Kong — 0.56%
562,400	Bank of East Asia Ltd	3,223,294
660,000	CLP Holdings Ltd	4,846,198
428,000	Hang Lung Group Co Ltd	1,401,154
636,500	Hong Kong Electric Holdings Ltd	3,222,761
935,000	Melco International Development Ltd	1,800,985
580,000	Yue Yuen Industrial Holdings	2,004,901
	Total Hong Kong	16,499,293
	Ireland — 0.48%
133,813	C&C Group Plc	1,857,460
209,230	CRH Plc	8,732,938
111,900	DCC Plc	3,775,698
	Total Ireland	14,366,096
	Italy — 3.59%
276,499	Banca Monte dei Paschi di Siena SPA (a)	1,780,969
332,071	Banca Popolare di Verona (a)	10,035,105
1,937,431	Enel SPA	20,233,011
1,558,162	ENI SPA	47,722,369
598,399	Fiat SPA * (a)	14,168,757
1,354,475	UniCredito Italiano SPA	12,509,112
	Total Italy	106,449,323

See accompanying notes to the financial statements.
6

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — 22.99%
56,150	Acom Co Ltd	2,085,032
201,100	Astellas Pharma Inc	8,829,125
618,550	Canon Inc	33,503,158
337,700	Chubu Electric Power Co Inc	11,415,495
261,500	Daiei Inc * (a)	3,582,095
559,948	Daiichi Sankyo Co Ltd	18,076,530
893,000	Daikyo Inc *	5,137,672
377,000	Daiwa Securities Group Inc	4,798,082
606	East Japan Railway Co	4,661,980
99,200	Eisai Co Ltd	5,050,319
143,000	Elpida Memory Inc *	6,433,886
754,000	Fuji Heavy Industries Ltd	4,122,032
402,000	Fujikura Ltd	2,829,743
1,828,500	Haseko Corp * (a)	7,054,202
1,464,500	Honda Motor Co Ltd	54,428,201
86,500	Hoya Corp	2,998,000
1,196,000	Ishikawajima-Harima Heavy Industries Co Ltd	4,807,915
1,207,000	Isuzu Motors Ltd	6,317,277
1,630,000	Itochu Corp	15,795,767
1,921	Japan Tobacco Inc	8,785,314
437,100	Kansai Electric Power Co Inc	13,053,923
128,000	Kao Corp	3,744,372
495,000	Kawasaki Kisen Kaisha Ltd (a)	4,947,559
64,000	Komatsu Ltd	1,432,175
112,600	Konami Corp	2,989,557
275,000	Konica Minolta Holdings Inc *	3,528,645
114,000	Kubota Corp	1,136,248
75,900	Kyocera Corp	6,864,838
164,700	Kyushu Electric Power Co Inc	4,728,423
1,904,000	Marubeni Corp	12,003,410
681,000	Mazda Motor Corp	4,035,077
330,000	Meiji Dairies Corp	2,859,012
998,300	Mitsubishi Corp	23,261,878
424,500	Mitsubishi Estate Co Ltd	13,255,789

See accompanying notes to the financial statements.
7

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
660,000	Mitsubishi Rayon Co Ltd	4,363,685
160	Mitsubishi UFJ Financial Group Inc	1,961,997
752,000	Mitsui & Co	13,515,766
531,000	Mitsui OSK Lines Ltd	6,021,650
975,600	Mitsui Trust Holding Inc	10,923,676
142,200	Mitsumi Electric Co Ltd	4,236,932
1,749	Mizuho Financial Group Inc	12,287,994
312,000	Nikon Corp (a)	7,178,031
64,100	Nintendo Co Ltd	17,125,562
114	Nippon Building Fund Inc	1,665,359
1,324,000	Nippon Steel Corp	9,046,479
434,000	Nippon Suisan Kaisha Ltd	2,709,700
1,850	Nippon Telegraph & Telephone Corp	9,800,194
398,000	Nippon Yakin Koguo Co Ltd (a)	3,782,715
747,000	Nippon Yusen Kabushiki Kaisha	5,909,237
2,362,700	Nissan Motor Co	27,162,662
76,900	Nisshin Seifun Group Inc	804,616
157,000	Nomura Holdings Inc	3,400,007
6,964	NTT Docomo Inc	12,683,309
40,000	Ono Pharmaceutical Co Ltd	2,159,962
9,890	ORIX Corp	2,724,470
2,100,000	Osaka Gas Co Ltd	8,270,057
337,000	Pacific Metals Co Ltd	4,738,984
213,000	Pioneer Corp	2,931,370
4,455	Resona Holdings Inc (a)	12,660,917
709,000	Ricoh Company Ltd	15,735,748
78,800	Seven & I Holdings Co Ltd	2,523,683
1,221,800	Sojitz Corp *	5,473,527
182,100	Sony Corp	9,441,132
88,000	SUMCO Corp	3,269,938
569,700	Sumitomo Corp	10,303,788
602,000	Sumitomo Metal Mining Co Ltd	10,783,883
362,000	Sumitomo Realty & Development Co Ltd	14,446,281
104,000	Taisho Pharmaceutical Co Ltd (a)	1,939,212

See accompanying notes to the financial statements.
8

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
182,000	Taiyo Yuden Co Ltd	3,918,985
574,900	Takeda Pharmaceutical Co Ltd	39,554,851
180,800	Tohoku Electric Power Co Inc	4,838,278
323,300	Tokyo Electric Power Co Inc	11,289,271
153,200	Tokyo Electron Ltd	11,145,441
1,276,000	Tokyo Gas Co Ltd	7,187,042
223,000	TonenGeneral Sekiyu KK	2,453,981
706,000	Toray Industries Inc	5,109,403
901,000	Toshiba Corp	5,711,209
303,800	Toyota Motor Corp	20,405,053
	Total Japan	682,148,768
	Netherlands — 6.83%
1,013,058	ABN Amro Holdings NV	35,521,609
827,977	Aegon NV	16,369,918
126,179	Akzo Nobel NV	7,767,612
564,675	Arcelor Mittal	28,528,396
154,373	Buhrmann NV	2,106,164
19,303	Corio NV	1,791,848
1,056,066	Hagemeyer NV * (a)	4,988,117
51,431	Heineken Holding NV	2,169,717
357,694	Heineken NV	17,618,249
1,183,391	ING Groep NV	50,483,351
847,281	Koninklijke Ahold NV *	8,433,925
72,636	Koninklijke DSM	3,144,034
413,507	Koninklijke KPN NV	6,380,466
572,525	Reed Elsevier NV	10,120,550
94,154	TNT NV	4,046,405
25,108	Wereldhave NV	3,335,589
	Total Netherlands	202,805,950
	Norway — 0.22%
255,300	Statoil ASA (a)	6,513,546

See accompanying notes to the financial statements.
9

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Singapore — 0.85%
1,562,000	Capitaland Ltd	7,164,198
1,096,500	DBS Group Holdings Ltd	15,307,616
178,000	Keppel Corp Ltd	2,074,385
458,000	MobileOne Ltd	626,182
	Total Singapore	25,172,381
	Spain — 2.37%
180,021	Acerinox SA	4,785,723
130,273	ACS Actividades de Construccion y Servicios SA	7,358,894
444,783	Avanzit SA *	4,354,430
280,101	Banco Popular Espanol SA	5,504,585
354,961	Banco Santander Central Hispano SA	6,571,817
31,560	Fomento de Construcciones y Contratas SA	3,277,181
289,445	Iberdrola SA	12,682,471
312,116	Repsol YPF SA	9,878,771
740,010	Telefonica SA	15,916,926
	Total Spain	70,330,798
	Sweden — 1.90%
241,500	Boliden AB	5,065,549
466,800	Electrolux AB Series B (a)	10,425,326
477,200	Nordea AB	7,235,493
488,100	Sandvik AB	7,625,769
122,200	Scania AB Class B	9,007,108
320,800	Skandinaviska Enskilda Banken AB Class A	9,798,570
94,300	Svenska Cellulosa AB (SCA)	4,875,663
157,050	Tele2 AB Class B	2,359,600
	Total Sweden	56,393,078
	Switzerland — 3.82%
840,669	ABB Ltd	14,019,335
85,645	Credit Suisse Group	5,917,762
11,925	Nestle SA (Registered)	4,436,293
432,270	Novartis AG (Registered)	23,991,694
4,653	Serono SA	4,198,006

See accompanying notes to the financial statements.
10

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Switzerland — continued
111,868	Swiss Reinsurance Co (Registered)	9,515,884
224,609	UBS AG (Registered)	13,262,970
7,126	Unaxis Holding AG (Registered) *	3,550,311
120,245	Zurich Financial Services AG	34,314,192
	Total Switzerland	113,206,447
	United Kingdom — 22.95%
99,931	Alliance & Leicester Plc	2,182,804
615,238	Alliance Boots Plc	9,509,538
484,771	AMEC Plc	4,369,761
287,279	Anglo American Plc	13,558,863
174,482	Arriva Plc	2,447,832
636,821	AstraZeneca Plc	35,711,057
481,394	Aviva Plc	7,708,244
203,298	Barclays Plc	2,947,969
373,699	Barratt Developments Plc	8,620,620
633,871	BBA Aviation Plc	3,389,187
119,657	Berkeley Group Holdings Plc *	3,563,039
719,667	BG Group Plc	9,769,922
262,949	Britvic Plc	1,586,135
5,606,595	BT Group Plc	32,499,186
104,903	Cadbury Schweppes Plc	1,121,896
2,810,271	Centrica Plc	20,581,655
1,012,238	Cobham Plc	3,936,014
722,212	Compass Group Plc	4,284,111
172,213	Cookson Group Plc	1,977,321
1,963,651	DSG International Plc	6,566,767
831,110	EMI Group Plc	3,911,943
278,168	FirstGroup Plc	3,302,659
2,116,790	GlaxoSmithKline Plc	59,393,477
446,669	HBOS Plc	9,453,878
379,467	Home Retail Group	3,152,746
173,887	IMI Plc	1,732,804
1,141,221	Imperial Chemical Industries Plc	10,285,929
333,056	Imperial Tobacco Group Plc	13,869,034
662,183	J Sainsbury Plc	6,627,864

See accompanying notes to the financial statements.
11

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United Kingdom — continued
530,390	Kesa Electricals Plc	3,506,791
1,050,873	Kingfisher Plc	5,176,074
894,093	Ladbrokes Plc	7,063,166
294,257	Lloyds TSB Group Plc	3,310,005
1,298,588	Man Group Plc	13,961,338
1,171,803	Marks & Spencer Group Plc	15,493,429
287,187	Michael Page International Plc	2,702,274
1,107,248	National Grid Plc	16,593,298
332,191	Next Plc	13,285,002
1,666,820	Old Mutual Plc	5,744,685
796,055	Premier Foods Plc	4,809,389
228,820	Reckitt Benckiser Plc	11,488,593
513,719	Rio Tinto Plc	27,674,020
3,980,360	Royal & Sun Alliance Insurance Group	11,970,177
1,379,230	Royal Bank of Scotland Group	54,227,700
785,414	Royal Dutch Shell Group Class A (Amsterdam)	25,543,952
298,842	Royal Dutch Shell Plc A Shares (London)	9,669,165
485,394	Royal Dutch Shell Plc B Shares (London)	15,657,183
422,158	Scottish & Southern Energy Plc	11,886,567
220,362	Smith News Plc	639,930
888,478	Stagecoach Group Plc	2,707,703
952,444	Tate & Lyle Plc	10,474,664
1,176,501	Taylor Woodrow Plc	9,368,082
1,748,523	Tesco Plc	14,802,098
694,916	Tomkins Plc	3,495,422
305,281	United Utilities Plc	4,351,366
17,603,638	Vodafone Group Inc	48,769,710
333,375	WH Smith Plc	2,596,931
1,594,391	William Morrison Supermarkets Plc	9,267,412
682,228	Wimpey (George) Plc	7,586,399
408,953	Xstrata Plc	19,144,944
	Total United Kingdom	681,029,724
	TOTAL COMMON STOCKS (COST $2,287,682,900)	2,763,883,378

See accompanying notes to the financial statements.
12

GMO International Core Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	PREFERRED STOCKS — 0.71%
	Germany — 0.60%
55,365	Fresenius Medical Care AG (Non Voting) 1.06%	4,090,915
32,028	Henkel KGaA 1.42%	4,519,331
103,417	Volkswagen AG 2.02%	9,098,602
	Total Germany	17,708,848
	Italy — 0.11%
973,715	Compagnia Assicuratrice Unipol 3.37%	3,304,398
	TOTAL PREFERRED STOCKS (COST $12,143,002)	21,013,246
	SHORT-TERM INVESTMENTS — 8.70%
93,744,259	Bank of New York Institutional Cash Reserves Fund (b)	93,744,259
142,500,000	ING Bank Time Deposit, 5.34%, due 03/01/07	142,500,000
21,900,000	Societe Generale Time Deposit, 5.33%, due 03/01/07	21,900,000
	TOTAL SHORT-TERM INVESTMENTS (COST $258,144,259)	258,144,259
	TOTAL INVESTMENTS — 102.55% (Cost $2,557,970,161)	3,043,040,883
	Other Assets and Liabilities (net) — (2.55%)	(75,683,904)
	TOTAL NET ASSETS — 100.00%	$2,967,356,979

See accompanying notes to the financial statements.
13

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments – (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/25/07	CHF	297,149,181	$245,635,895	$3,511,856
5/25/07	EUR	14,586,000	19,370,996	148,675
5/25/07	GBP	2,337,000	4,589,106	28,743
5/25/07	HKD	140,827,072	18,071,991	(12,406)
5/25/07	JPY	22,702,936,845	193,876,257	2,494,482
5/25/07	NOK	375,319,761	61,363,055	159,965
5/25/07	SEK	705,147,493	101,305,707	402,589
5/25/07	SGD	1,843,810	1,211,439	4,362
			$645,424,446	$6,738,266
Sales
5/25/07	AUD	94,952,337	$74,641,557	$(331,060)
5/25/07	CAD	5,880,259	5,040,384	20,558
5/25/07	CHF	16,298,000	13,472,606	(256,550)
5/25/07	EUR	123,117,319	163,506,448	(1,100,923)
5/25/07	GBP	106,646,491	209,418,942	(593,400)
5/25/07	HKD	26,503,000	3,401,065	4,353
			$469,481,002	$(2,257,022)

See accompanying notes to the financial statements.
14

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments – (Continued)
February 28, 2007

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
31	AEX	March 2007	$4,028,132	$(158,605)
130	CAC 40	March 2007	9,498,940	(352,342)
311	DAX	March 2007	69,430,484	1,160,371
6	FTSE 100	March 2007	725,714	(29,778)
91	HANG SENG	March 2007	11,361,314	(700,613)
17	IBEX 35	March 2007	3,206,153	(140,171)
118	OMXS 30	March 2007	1,954,589	(92,726)
13	S&P/MIB	March 2007	3,553,393	(113,178)
597	SGX SIMSCI	March 2007	29,664,548	(1,919,245)
177	SPI 200	March 2007	20,228,426	627,470
239	TOPIX	March 2007	35,251,541	(194,493)
			$188,903,234	$(1,913,310)
Sales
393	S&P Toronto 60	March 2007	$50,032,233	$(131,337)

As of February 28, 2007, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.
15

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments – (Continued)
February 28, 2007

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 28, 2007, 90.85% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.
16

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $89,284,186 (cost $2,557,970,161) (Note 2)	$3,043,040,883
Cash	67,020
Foreign currency, at value (cost $895,695) (Note 2)	891,663
Receivable for investments sold	332,360
Receivable for Fund shares sold	3,000,000
Dividends and interest receivable	3,992,402
Foreign taxes receivable	707,959
Unrealized appreciation on open forward currency contracts (Note 2)	6,775,583
Receivable for collateral on open futures contracts (Note 2)	12,200,000
Receivable for expenses reimbursed by Manager (Note 3)	122,724
Total assets	3,071,130,594
Liabilities:
Collateral on securities loaned, at value (Note 2)	93,744,259
Payable for investments purchased	332,792
Payable for Fund shares repurchased	708,104
Payable to affiliate for (Note 3):
Management fee	856,375
Shareholder service fee	211,981
Trustees and Chief Compliance Officer of GMO Trust fees	8,124
Unrealized depreciation on open forward currency contracts (Note 2)	2,294,339
Payable for variation margin on open futures contracts (Note 2)	5,110,264
Accrued expenses	507,377
Total liabilities	103,773,615
Net assets	$2,967,356,979

See accompanying notes to the financial statements.
17

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007 — (Continued)

Net assets consist of:
Paid-in capital	$2,402,349,820
Distributions in excess of net investment income	(6,487,249)
Accumulated net realized gain	83,949,493
Net unrealized appreciation	487,544,915
$2,967,356,979
Net assets attributable to:
Class III shares	$877,815,710
Class IV shares	$711,712,303
Class VI shares	$1,377,828,966
Shares outstanding:
Class III	22,290,438
Class IV	18,082,415
Class VI	35,017,351
Net asset value per share:
Class III	$39.38
Class IV	$39.36
Class VI	$39.35

See accompanying notes to the financial statements.
18

GMO International Core Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends (net of withholding taxes of $5,152,277)	$63,436,351
Interest	5,055,134
Securities lending income	1,702,729
Total investment income	70,194,214
Expenses:
Management fee (Note 3)	9,850,001
Shareholder service fee – Class III (Note 3)	1,278,694
Shareholder service fee – Class IV (Note 3)	843,134
Shareholder service fee – Class VI (Note 3)	441,555
Custodian and fund accounting agent fees	1,078,239
Transfer agent fees	46,980
Audit and tax fees	86,107
Legal fees	60,800
Trustees fees and related expenses (Note 3)	30,782
Registration fees	5,336
Miscellaneous	43,199
Total expenses	13,764,827
Fees and expenses reimbursed by Manager (Note 3)	(1,305,577)
Net expenses	12,459,250
Net investment income (loss)	57,734,964
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	192,024,020
Closed futures contracts	18,528,951
Foreign currency, forward contracts and foreign currency related transactions	(18,590,005)
Net realized gain (loss)	191,962,966
Change in net unrealized appreciation (depreciation) on:
Investments	214,177,028
Open futures contracts	(5,771,648)
Foreign currency, forward contracts and foreign currency related transactions	4,405,411
Net unrealized gain (loss)	212,810,791
Net realized and unrealized gain (loss)	404,773,757
Net increase (decrease) in net assets resulting from operations	$462,508,721

See accompanying notes to the financial statements.
19

GMO International Core Equity Fund
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$57,734,964	$25,593,534
Net realized gain (loss)	191,962,966	62,485,553
Change in net unrealized appreciation (depreciation)	212,810,791	184,448,363
Net increase (decrease) in net assets from operations	462,508,721	272,527,450
Distributions to shareholders from:
Net investment income
Class III	(15,520,665)	(3,605,459)
Class IV	(19,922,801)	(5,874,542)
Class VI	(18,254,450)	—
Total distributions from net investment income	(53,697,916)	(9,480,001)
Net realized gains
Class III	(41,938,026)	(19,637,551)
Class IV	(49,032,006)	(23,339,375)
Class VI	(44,892,191)	—
Total distributions from net realized gains	(135,862,223)	(42,976,926)
	(189,560,139)	(52,456,927)
Net share transactions (Note 7):
Class III	(41,461,834)	395,557,147
Class IV	(579,931,387)	811,200,322
Class VI	1,311,930,094	—
Increase (decrease) in net assets resulting from net share transactions	690,536,873	1,206,757,469
Total increase (decrease) in net assets	963,485,455	1,426,827,992
Net assets:
Beginning of period	2,003,871,524	577,043,532
End of period (including distributions in excess of net investment income of $6,487,249 and accumulated undistributed net investment income of $2,980,541, respectively)	$2,967,356,979	$2,003,871,524

See accompanying notes to the financial statements.
20

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$35.23	$30.81	$26.75	$18.04	$20.40
Income (loss) from investment operations:
Net investment income (loss)†	0.86	0.72	0.55	0.40	0.37
Net realized and unrealized gain (loss)	6.06	4.79	4.54	8.81	(2.03)
Total from investment operations	6.92	5.51	5.09	9.21	(1.66)
Less distributions to shareholders:
From net investment income	(0.77)	(0.16)	(0.54)	(0.50)	(0.70)
From net realized gains	(2.00)	(0.93)	(0.49)	—	—
Total distributions	(2.77)	(1.09)	(1.03)	(0.50)	(0.70)
Net asset value, end of period	$39.38	$35.23	$30.81	$26.75	$18.04
Total Return(a)	20.04%	18.26%	19.20%	51.46%	(8.28)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$877,816	$820,336	$321,463	$201,333	$68,047
Net expenses to average daily net assets	0.53%	0.54%	0.55%	0.55%	0.55%
Net investment income to average daily net assets	2.29%	2.26%	1.98%	1.77%	1.82%
Portfolio turnover rate	47%	43%	45%	43%	64%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.10%	0.14%	0.27%	0.39%

(a)  Total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout period.

See accompanying notes to the financial statements.
21

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004(a)
Net asset value, beginning of period	$35.21	$30.80	$26.75	$21.08
Income (loss) from investment operations:
Net investment income (loss)†	0.85	0.65	0.56	0.16
Net realized and unrealized gain (loss)	6.09	4.87	4.54	6.03
Total from investment operations	6.94	5.52	5.10	6.19
Less distributions to shareholders:
From net investment income	(0.79)	(0.18)	(0.56)	(0.52)
From net realized gains	(2.00)	(0.93)	(0.49)	—
Total distributions	(2.79)	(1.11)	(1.05)	(0.52)
Net asset value, end of period	$39.36	$35.21	$30.80	$26.75
Total Return(b)	20.14%	18.31%	19.24%	29.71	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$711,712	$1,183,535	$255,580	$24,134
Net expenses to average daily net assets	0.47%	0.48%	0.49%	0.49	%*
Net investment income to average daily net assets	2.27%	1.98%	2.01%	0.99	%*
Portfolio turnover rate	47%	43%	45%	43	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.11%	0.14%	0.26	%*

(a)  Period from June 30, 2003 (commencement of operations) through February 29, 2004.

(b)  Total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout period.

††  Calculation represents portfolio turnover of the Fund for year ended February 29, 2004.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
22

GMO International Core Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout the period)

	Period from March 28, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$36.09
Income (loss) from investment operations:
Net investment income (loss)†	0.74
Net realized and unrealized gain (loss)	5.33
Total from investment operations	6.07
Less distributions to shareholders:
From net investment income	(0.81)
From net realized gains	(2.00)
Total distributions	(2.81)
Net asset value, end of period	$39.35
Total Return(a)	17.24	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,377,829
Net expenses to average daily net assets	0.44	%*
Net investment income to average daily net assets	2.11	%*
Portfolio turnover rate	47	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05	%*

(a)  Total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
23

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO International Core Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund commenced operations following an in-kind purchase of shares by GMO International Disciplined Equity Fund ("Predecessor Fund") effected as of the close of business on September 16, 2005. For tax purposes, this transaction met all requirements for a tax-free transaction under the Internal Revenue Code, and consequently the Fund retained the Predecessor Fund's basis and holding period in each asset contributed in-kind. For accounting purposes, the Fund recorded a cost for each in-kind asset contributed by the Predecessor Fund equal to such asset's historical cost. For tax and accounting purposes, the Fund is treated as a continuation of the Predecessor Fund's operations. Therefore, the financial statements reflect the performance and operational history of the Predecessor Fund prior to September 16, 2005.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the MSCI EAFE Index. The Fund typically makes equity investments in companies from developed countries, other than the U.S.

As of February 28, 2007, the Fund had three classes of shares outstanding: Class III, Class IV and Class VI. Class VI shares commenced operations on March 28, 2006. Each class of shares bears a different level of shareholder service fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market

24

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

25

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to

26

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there

27

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $89,284,186, collateralized by cash in the amount of $93,744,259 which was invested in the Bank of New York Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and

28

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $124,259,765 and $28,232,806, respectively, and long-term capital gains – $65,300,374 and $24,224,121, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $18,991,051 and $65,131,650 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,560,040,761	$506,435,810	$(23,435,688)	$483,000,122

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to redemption-in-kind transactions and foreign currency transactions. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(13,504,838)	$(11,512,212)	$25,017,050

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

For the period ended February 28, 2007, the Fund had realized gross gain attributed to redemption in-kind transactions of $27,258,704.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are

29

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

30

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.38% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.09% for Class IV shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO")(excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.38% of the Fund's average daily net assets.

The Fund's portion of the fee paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $23,705 and $18,094, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $1,658,929,314 and $1,177,623,616, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

31

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

6.  Principal shareholders and related parties

As of February 28, 2007, 13.34% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2007, 0.23% of the Fund's shares were held by four related parties comprised of certain GMO employee accounts, and 17.95% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund and Predecessor Fund shares were as follows (See Note 1):

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	7,843,505	$293,242,889	14,144,079	$438,166,388
Shares issued to shareholders in reinvestment of distributions	1,421,250	53,860,001	610,012	19,747,732
Shares repurchased	(10,261,207)	(388,564,724)	(1,436,989)	(47,278,262)
Redemption in-kind	—	—	(462,581)	(15,078,711)
Net increase (decrease)	(996,452)	$(41,461,834)	12,854,521	$395,557,147
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class IV:	Shares	Amount	Shares	Amount
Shares sold	7,912,379	$293,799,706	24,636,218	$788,940,573
Shares issued to shareholders in reinvestment of distributions	1,684,571	63,941,116	854,891	28,092,886
Shares repurchased	(25,127,429)	(937,672,209)	(175,618)	(5,833,137)
Net increase (decrease)	(15,530,479)	$(579,931,387)	25,315,491	$811,200,322

32

GMO International Core Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

	Period from March 28, 2006 (commencement of operations) through February 28, 2007
Class VI:	Shares	Amount
Shares sold	34,871,102	$1,305,783,453
Shares issued to shareholders in reinvestment of distributions	1,665,967	63,146,641
Shares repurchased	(1,519,718)	(57,000,000)
Net increase (decrease)	35,017,351	$1,311,930,094

33

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Core Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Core Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

34

GMO International Core Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

35

GMO International Core Equity Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2007 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.53%	$1,000.00	$1,109.90	$2.77
2) Hypothetical	0.53%	$1,000.00	$1,022.17	$2.66
Class IV
1) Actual	0.47%	$1,000.00	$1,110.40	$2.46
2) Hypothetical	0.47%	$1,000.00	$1,022.46	$2.36
Class VI
1) Actual	0.44%	$1,000.00	$1,110.50	$2.30
2) Hypothetical	0.44%	$1,000.00	$1,022.61	$2.21

*  Expenses are calculated using each Class's annualized net expense ratio for the six month period ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days, divided by 365 days in the year.

36

GMO International Core Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

During the year ended February 28, 2007, the Fund paid foreign taxes of $5,152,277 and recognized foreign source income of $68,588,628.

The Fund's distributions to shareholders include $65,300,374 from long-term capital gains.

For taxable, non-corporate shareholders, 45.29% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $70,561,849 or if determined to be different, the qualified short-term gains of such year.

37

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

38

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

39

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

40

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

41

GMO International Growth Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO International Growth Equity Fund returned +19.2% for the fiscal year ended February 28, 2007, as compared to +21.1% for the MSCI EAFE Index and +18.1% for the S&P/Citigroup PMI EPAC Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Stock selection had the largest positive impact on performance relative to the benchmark. Among the portfolio holdings with the largest positive impact on relative returns was British pharmaceutical AstraZeneca. Additionally having underweight positions in underperforming shares of British oil company BP, and Japanese financial companies Mitsubishi UFJ Financial Group and Mizuho Financial Group, helped. Holdings such as Japanese financials Resona Holdings and Mitsui Trust hurt performance somewhat.

Sector weightings had a negative impact relative to the benchmark. Our underweight positions in Consumer Staples and Financial stocks were significant detractors.

Country and currency allocation had negative impacts on relative performance. Among country positions, our overweight to Japan and underweight to Spain both hurt returns.

In currencies, our overweight position in the weak Japanese yen and underweight in the British pound detracted from relative returns. The U.S. dollar weakened relative to most foreign currencies (but not the yen), which boosted returns for U.S. investors. The MSCI EAFE Index returned 8% more in U.S. dollar terms than in local currency.

Among GMO's international quantitative stock selection disciplines, both valuation and momentum added value. Stocks selected for their strong price momentum or earnings revision momentum did best, while those ranked highly by intrinsic value only slightly outperformed.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

$22,000,000
$21,000,000
$20,000,000
$19,000,000
$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
2001
2002
2003
2004
2005
2006
2007
11/30/01
$10,000,000
$20,513,930
$20,252,270
$18,512,490
GMO International Growth Equity Fund
S&P/Citigroup PMI EPAC Growth Index
MSCI EAFE Index

	Average Annual Total Returns†		
	1 Year	5 Year	Since Inception
Class III	19.21%	15.57%	**11/30/01** 14.39%
Class IV	n/a	n/a	**7/12/06** 15.79%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Classes IV and VI will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

†  The Fund is the successor to the GMO International Disciplined Equity Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO International Disciplined Equity Fund.

GMO International Growth Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	94.87%
Short-Term Investments	6.47
Preferred Stocks	0.58
Forward Currency Contracts	0.16
Futures	0.02
Other	(2.10)
100.00%
Country Summary	% of Equity Investments
Japan	25.75%
United Kingdom	19.19
France	9.21
Switzerland	5.33
Australia	5.18
Spain	4.77
Sweden	4.24
Netherlands	4.21
Germany	3.81
Canada	3.72
Italy	3.42
Belgium	2.71
Ireland	2.30
Finland	1.62
Hong Kong	1.38
Norway	1.37
Singapore	0.97
Denmark	0.48
Austria	0.34
100.00%

1

GMO International Growth Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	20.39%
Consumer Discretionary	13.33
Energy	12.52
Health Care	10.26
Materials	9.81
Industrials	8.51
Consumer Staples	7.74
Information Technology	7.17
Utilities	5.35
Telecommunication Services	4.92
100.00%

2

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 94.87%
	Australia — 4.94%
779,120	Amcor Ltd	4,473,691
371,074	Australia and New Zealand Banking Group Ltd	8,581,592
345,814	CSL Ltd	21,259,689
3,149,886	CSR Ltd	9,024,055
1,073,285	Foster's Group Ltd	5,345,890
2,618,479	Harvey Norman Holdings Ltd	8,996,352
2,473,192	Insurance Australia Group Ltd	11,707,747
239,049	Macquarie Bank Ltd	14,906,342
2,735,059	Promina Group Ltd	15,711,331
532,033	QBE Insurance Group Ltd	13,478,848
244,892	Rio Tinto Ltd (a)	14,669,884
2,599,627	Telstra Corp Ltd	8,725,528
380,095	Toll Holdings Ltd	5,823,747
259,067	Woodside Petroleum Ltd	7,571,137
496,469	Woolworths Ltd	10,646,339
521,093	Worleyparsons Ltd	11,041,232
1,259,532	Zinifex Ltd	16,597,644
	Total Australia	188,561,048
	Austria — 0.32%
124,910	OMV AG	6,955,214
39,145	Raiffeisen Internationall Bank Holding	5,242,909
	Total Austria	12,198,123
	Belgium — 2.59%
268,602	Belgacom SA	11,503,999
40,143	Colruyt SA	8,743,044
819,332	Fortis	35,203,526
177,025	Inbev NV	11,722,953
100,493	KBC Groep NV	12,209,747
129,708	UCB SA	8,375,531
64,837	Umicore	11,081,943
	Total Belgium	98,840,743

See accompanying notes to the financial statements.
3

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Canada — 3.55%
102,500	Bank of Montreal	6,201,180
203,000	Barrick Gold Corp	6,060,841
171,600	Canadian National Railway Co	7,497,230
220,700	Canadian Natural Resources	11,082,174
462,600	EnCana Corp	22,485,303
695,300	Goldcorp Inc	18,654,680
151,920	Petro-Canada	5,617,767
172,800	Research In Motion Ltd *	24,238,687
398,800	Royal Bank of Canada	18,443,136
83,300	Suncor Energy Inc	5,907,064
131,300	Teck Corp Class B	9,259,254
	Total Canada	135,447,316
	Denmark — 0.45%
202,150	Novo-Nordisk A/S	17,356,439
	Finland — 1.55%
147,100	Metso Oyj	7,282,643
226,110	Neste Oil Oyj (a)	7,267,670
861,514	Nokia Oyj	18,804,099
311,800	Outokumpu Oyj	11,621,664
93,787	Rautaruukki Oyj	4,296,681
240,113	Sampo Oyj Class A	6,699,452
94,056	YIT Oyj	3,066,929
	Total Finland	59,039,138
	France — 8.79%
167,234	BNP Paribas	17,438,649
339,482	Carrefour SA	22,645,656
264,084	Credit Agricole SA	10,520,263
76,557	Electricite de France	5,601,099
93,107	Euronext NV	10,087,017
167,794	Gaz de France (a)	7,380,793
51,745	Groupe Danone	8,183,266

See accompanying notes to the financial statements.
4

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	France — continued
165,234	L'Oreal SA	17,274,899
263,596	Peugeot SA	17,773,086
196,230	Renault SA	23,299,486
255,547	Sanofi-Aventis	21,699,064
108,828	Societe Generale	18,301,806
2,066,840	Total SA	139,207,238
17,402	Union du Credit-Bail Immobilier	5,022,957
44,047	Vallourec SA	10,866,312
	Total France	335,301,591
	Germany — 3.06%
157,996	Altana AG	9,577,553
59,444	BASF AG	6,046,893
378,299	Depfa Bank Plc	6,378,274
93,971	Deutsche Boerse AG	18,867,533
65,679	Metro AG	4,538,005
41,852	Muenchener Rueckversicherungs AG (Registered)	6,705,028
27,673	Puma AG Rudolf Dassler Sport	9,828,885
86,182	Salzgitter AG	10,724,114
69,076	Solarworld AG (a)	4,991,784
111,708	Stada Arzneimittel AG (a)	6,408,939
385,432	ThyssenKrupp AG (a)	18,855,696
355,433	United Internet AG (Registered)	6,439,871
44,608	Wincor Nixdorf AG	7,230,056
	Total Germany	116,592,631
	Hong Kong — 1.32%
1,717,000	CLP Holdings Ltd	12,607,457
1,246,500	Esprit Holdings Ltd	12,989,510
3,480,000	Foxconn International Holdings *	9,194,540
1,618,000	Hong Kong Electric Holdings Ltd	8,192,344
709,500	Hong Kong Exchanges and Clearing Ltd	7,305,108
	Total Hong Kong	50,288,959

See accompanying notes to the financial statements.
5

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Ireland — 2.20%
140,262	Allied Irish Banks Plc	4,124,140
593,628	Anglo Irish Bank Corp	12,644,814
589,175	Bank of Ireland	13,447,223
769,542	C&C Group Plc	10,682,024
406,942	CRH Plc	16,985,132
247,333	DCC Plc	8,345,441
468,130	Irish Life & Permanent Plc	13,267,332
164,864	Kerry Group Plc	4,362,496
	Total Ireland	83,858,602
	Italy — 3.27%
363,739	Banca Popolare di Verona (a)	10,992,104
1,366,546	Enel SPA	14,271,136
2,874,721	ENI SPA	88,045,080
1,220,082	UniCredito Italiano SPA	11,267,939
	Total Italy	124,576,259
	Japan — 24.57%
265,900	Aeon Co Ltd	5,540,635
476,000	Ajinomoto Co Inc	5,890,110
331,100	Astellas Pharma Inc	14,536,665
1,662,450	Canon Inc	90,044,983
1,072	Central Japan Railway Co	12,897,071
292,700	Chubu Electric Power Co Inc	9,894,330
392,500	Daiichi Sankyo Co Ltd	12,670,887
956,000	Daikyo Inc *	5,500,129
395,200	Denso Corp	15,396,806
1,391	East Japan Railway Co	10,701,014
202,600	Eisai Co Ltd	10,314,462
41,300	Fanuc Ltd	3,694,006
191,000	Fuji Photo Film Co Ltd	8,182,215
30,100	Hirose Electric Co Ltd	3,800,235
2,328,000	Honda Motor Co Ltd	86,520,213
275,000	Hoya Corp	9,531,215

See accompanying notes to the financial statements.
6

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
93,400	Ibiden Co Ltd	4,697,269
194,900	Ito En Ltd (a)	6,350,967
741,000	Itochu Corp	7,180,775
1,311	Japan Tobacco Inc	5,995,600
276,700	JFE Holdings Inc	17,115,318
244,900	Kansai Electric Power Co Inc	7,313,900
1,548,000	Kawasaki Kisen Kaisha Ltd (a)	15,472,365
664	KDDI Corp	5,188,276
42,700	Keyence Corp	10,076,727
419,000	Kikkoman Corp	5,958,000
694,000	Kirin Brewery Co Ltd	10,736,250
289,000	Komatsu Ltd	6,467,167
491,000	Konica Minolta Holdings Inc *	6,300,236
125,100	Leopalance21 Corp	3,958,005
2,020,000	Mazda Motor Corp	11,968,949
543,000	Mitsubishi Estate Co Ltd	16,956,169
731,000	Mitsubishi Gas Chemical Co Inc	7,961,628
781,000	Mitsubishi Rayon Co Ltd	5,163,694
281,000	Mitsui Fudosan Co Ltd	7,773,840
1,050,000	Mitsui OSK Lines Ltd	11,907,217
1,130,000	Mitsui Trust Holding Inc	12,652,475
1,461	Mizuho Financial Group Inc	10,264,585
112,600	Murata Manufacturing Co Ltd	8,159,792
313,000	Nikon Corp (a)	7,201,037
63,700	Nintendo Co Ltd	17,018,694
646,000	Nippon Oil Corp	4,718,056
1,842,000	Nippon Steel Corp	12,585,811
815,000	Nippon Yusen Kabushiki Kaisha	6,447,159
2,631,400	Nissan Motor Co	30,251,758
295,100	Nomura Holdings Inc	6,390,714
28,800	Nomura Research Institute	4,382,234
1,054	NTT Data Corp	5,340,079
4,854	NTT Docomo Inc	8,840,434
189,000	Olympus Corp	6,348,424

See accompanying notes to the financial statements.
7

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
22,990	ORIX Corp	6,333,222
1,852,000	Osaka Gas Co Ltd	7,293,403
7,928	Resona Holdings Inc (a)	22,531,033
942,000	Ricoh Company Ltd	20,907,017
16,647	SBI Holdings Inc	7,142,821
240,100	Seven & I Holdings Co Ltd	7,689,546
293,400	Shin-Etsu Chemical Co Ltd	18,449,844
1,229,000	Sumitomo Chemical Co Ltd	9,384,393
808,000	Sumitomo Metal Mining Co Ltd	14,474,048
683	Sumitomo Mitsui Financial Group Inc	6,644,603
354,000	Sumitomo Realty & Development Co Ltd	14,127,026
302,900	Suzuki Motor Corp	8,324,558
629,900	Takeda Pharmaceutical Co Ltd	43,339,017
256,100	Terumo Corp	9,805,612
211,500	Tokyo Electric Power Co Inc	7,385,342
2,656,000	Tokyo Gas Co Ltd	14,959,861
237,100	Tokyo Steel Manufacturing Co	3,990,689
705,000	TonenGeneral Sekiyu KK (a)	7,758,102
764,000	Toray Industries Inc	5,529,156
1,072,700	Toyota Motor Corp	72,049,048
123,500	Trend Micro Inc	3,487,454
94,300	Uni-Charm Corp	5,639,732
	Total Japan	937,504,107
	Netherlands — 4.01%
479,112	ABN Amro Holdings NV	16,799,462
363,752	Aegon NV	7,191,734
156,341	Akzo Nobel NV	9,624,392
38,928	Arcelor Mittal	1,973,564
241,585	ASML Holding NV *	5,937,305
101,202	Fugro NV	4,728,902
87,379	Heineken Holding NV	3,686,253
435,248	Heineken NV	21,438,178
1,202,923	ING Groep NV	51,316,584

See accompanying notes to the financial statements.
8

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Netherlands — continued
177,794	Randstad Holdings NV	12,435,755
353,319	Reed Elsevier NV	6,245,636
274,621	TNT NV	11,802,236
	Total Netherlands	153,180,001
	Norway — 1.31%
163,350	Frontline Ltd (a)	5,692,592
183,734	Norsk Hydro ASA	5,661,967
482,500	Prosafe ASA	6,812,347
363,600	Statoil ASA (a)	9,276,636
632,000	Telenor ASA	11,695,022
525,029	TGS Nopec Geophysical ASA *	10,824,736
	Total Norway	49,963,300
	Singapore — 0.93%
3,218,000	Capitaland Ltd	14,759,531
3,465,000	Neptune Orient Lines Ltd	6,534,123
6,739,500	Singapore Telecommunications	14,116,764
	Total Singapore	35,410,418
	Spain — 4.55%
315,139	Acerinox SA	8,377,734
232,062	ACS Actividades de Construccion y Servicios SA	13,108,777
861,268	Banco Popular Espanol SA	16,925,763
268,327	Gamesa Corp Tecnologica SA	7,682,810
209,698	Gas Natural SDG SA	8,964,235
287,953	Iberdrola SA	12,617,097
538,964	Inditex SA	31,322,061
157,047	Repsol YPF SA	4,970,688
183,740	Sacyr Vallehermoso SA	9,963,410
2,782,601	Telefonica SA	59,851,158
	Total Spain	173,783,733

See accompanying notes to the financial statements.
9

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Sweden — 4.05%
202,500	Alfa Laval AB	10,085,380
310,400	Assa Abloy AB Class B	6,691,058
287,200	Atlas Copco AB Class B	8,531,511
475,450	Boliden AB	9,972,734
190,550	Hennes & Mauritz AB Class B	9,925,268
186,800	Investor AB	4,305,389
311,100	Kinnevik Investment AB Class B	5,363,253
161,300	Nobia AB	6,471,112
561,200	Nordea AB	8,509,133
603,000	Sandvik AB	9,420,895
144,300	Scania AB Class B	10,636,053
355,800	Skandinaviska Enskilda Banken AB Class A	10,867,616
281,600	SKF AB Class B	5,216,273
425,600	SSAB Svenskt Stal AB Series A	11,384,808
120,300	Svenska Cellulosa AB (SCA)	6,219,960
539,600	Swedish Match AB	9,317,178
1,539,000	Telefonaktiebolaget LM Ericsson	5,484,460
83,700	Volvo AB Class A	6,620,020
123,800	Volvo AB Class B	9,513,765
	Total Sweden	154,535,866
	Switzerland — 5.09%
38,583	Actelion Ltd *	8,404,566
176,504	Adecco SA	11,723,947
186,634	Credit Suisse Group	12,895,739
8,685	Geberit AG (Registered)	14,306,292
38,043	Nestle SA (Registered)	14,152,611
575,999	Novartis AG (Registered)	31,968,890
71,992	Phonak Holding AG (Registered)	5,425,059
137,239	Roche Holding AG (Non Voting)	24,421,572
12,275	Serono SA	11,074,688
121,639	Swiss Reinsurance Co (Registered)	10,347,040
46,183	Synthes Inc	5,769,014
157,176	UBS AG (Registered)	9,281,109

See accompanying notes to the financial statements.
10

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Switzerland — continued
120,672	Zurich Financial Services AG	34,436,044
	Total Switzerland	194,206,571
	United Kingdom — 18.32%
229,070	Alliance & Leicester Plc	5,003,603
744,455	Anglo American Plc	35,136,446
1,032,911	AstraZeneca Plc	57,922,624
674,031	Aviva Plc	10,792,814
643,820	Barclays Plc	9,335,860
485,139	Barratt Developments Plc	11,191,357
1,610,252	BG Group Plc	21,860,162
629,746	British Sky Broadcasting Plc	6,876,138
9,117,741	BT Group Plc	52,851,893
919,243	Capita Group Plc	11,647,662
3,481,604	Centrica Plc	25,498,314
1,255,446	Compass Group Plc	7,447,217
2,077,064	DSG International Plc	6,946,038
1,668,579	GlaxoSmithKline Plc	46,817,449
587,942	HBOS Plc	12,443,961
339,066	HSBC Holdings Plc	5,913,938
371,565	Imperial Tobacco Group Plc	15,472,616
690,358	Ladbrokes Plc	5,453,698
162,714	Land Securities Group Plc	6,550,541
1,360,547	Man Group Plc	14,627,469
1,383,501	Marks & Spencer Group Plc	18,292,473
2,161,763	National Grid Plc	32,396,335
627,691	Next Plc	25,102,655
235,467	Northern Rock Plc	5,226,582
231,224	Reckitt Benckiser Plc	11,609,293
564,205	Rio Tinto Plc	30,393,699
1,022,556	Royal Bank of Scotland Group	40,204,215
338,831	Royal Dutch Shell Group Class A (Amsterdam)	11,019,772
849,417	Royal Dutch Shell Plc A Shares (London)	27,483,263
930,875	Royal Dutch Shell Plc B Shares (London)	30,026,906

See accompanying notes to the financial statements.
11

GMO International Growth Equity Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	United Kingdom — continued
731,335	Scottish & Southern Energy Plc	20,591,965
368,942	Tate & Lyle Plc	4,057,502
2,199,488	Tesco Plc	18,619,736
323,543	Travis Perkins Plc	12,393,204
2,353,134	Vodafone Group Inc	6,519,201
4,371,242	William Morrison Supermarkets Plc	25,407,884
432,610	Wimpey (George) Plc	4,810,638
341,291	WPP Group Plc	4,938,578
	Total United Kingdom	698,883,701
	TOTAL COMMON STOCKS (COST $3,068,032,257)	3,619,528,546
	PREFERRED STOCKS — 0.58%
	Germany — 0.58%
8,935	Porsche AG (Non Voting) 0.61% (a)	11,784,947
116,048	Volkswagen AG 2.02%	10,209,874
	Total Germany	21,994,821
	TOTAL PREFERRED STOCKS (COST $13,312,523)	21,994,821
	SHORT-TERM INVESTMENTS — 6.47%
109,087,610	Bank of New York Institutional Cash Reserves Fund (b)	109,087,610
137,800,000	Canadian Imperial Bank of Commerce Time Deposit, 5.33% due 03/01/07	137,800,000
	TOTAL SHORT-TERM INVESTMENTS (COST $246,887,610)	246,887,610
	TOTAL INVESTMENTS — 101.92% (Cost $3,328,232,390)	3,888,410,977
	Other Assets and Liabilities (net) — (1.92%)	(73,287,437)
	TOTAL NET ASSETS — 100.00%	$3,815,123,540

See accompanying notes to the financial statements.
12

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward currency contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/25/07	CHF	311,218,306	$257,266,020	$3,658,372
5/25/07	EUR	77,458,000	102,868,407	1,801,974
5/25/07	JPY	21,342,478,057	182,258,348	2,110,188
5/25/07	NOK	380,545,227	62,217,394	162,192
5/25/07	NZD	15,152,000	10,573,278	339,890
5/25/07	SEK	443,919,790	63,776,173	300,386
5/25/07	SGD	11,853,090	7,787,838	28,530
			$686,747,458	$8,401,532
Sales
5/25/07	AUD	205,588,782	$161,612,314	$(1,025,114)
5/25/07	CAD	44,189,354	37,877,807	154,492
5/25/07	DKK	83,229,222	14,828,150	(102,716)
5/25/07	EUR	126,782,987	168,374,653	(1,045,416)
5/25/07	GBP	59,670,742	117,173,885	(366,959)
5/25/07	HKD	368,019,470	47,227,031	32,420
			$547,093,840	$(2,353,293)

See accompanying notes to the financial statements.
13

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
705	DAX	March 2007	$157,390,647	$3,001,313
760	MSCI Singapore	March 2007	37,763,914	(2,443,260)
56	TOPIX	March 2007	8,259,775	432,733
			$203,414,336	$990,786
Sales
848	S&P Toronto 60	March 2007	$107,957,592	$(386,645)

As of February 28, 2007, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 28, 2007, 91.67% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar CAD - Canadian Dollar CHF - Swiss Franc DKK - Danish Krone EUR - Euro GBP - British Pound	HKD - Hong Kong Dollar JPY - Japanese Yen NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona SGD - Singapore Dollar

See accompanying notes to the financial statements.
14

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $104,112,389 (cost $3,328,232,390) (Note 2)	$3,888,410,977
Cash	84,627
Foreign currency, at value (cost $1,410,560) (Note 2)	1,360,150
Receivable for investments sold	607,870
Receivable for Fund shares sold	6,093,686
Dividends and interest receivable	5,009,431
Foreign taxes receivable	1,054,611
Unrealized appreciation on open forward currency contracts (Note 2)	8,588,444
Receivable for collateral on open futures contracts (Note 2)	24,000,000
Receivable for expenses reimbursed by Manager (Note 3)	187,516
Total assets	3,935,397,312
Liabilities:
Collateral on securities loaned, at value (Note 2)	109,087,610
Payable for investments purchased	608,197
Payable for Fund shares repurchased	900,000
Payable to affiliate for (Note 3):
Management fee	1,539,993
Shareholder service fee	312,415
Trustees and Chief Compliance Officer of GMO Trust fees	11,634
Unrealized depreciation on open forward currency contracts (Note 2)	2,540,205
Payable for variation margin on open futures contracts (Note 2)	4,542,995
Accrued expenses	730,723
Total liabilities	120,273,772
Net assets	$3,815,123,540

See accompanying notes to the financial statements.
15

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007 — (Continued)

Net assets consist of:
Paid-in capital	$3,103,746,238
Distributions in excess of net investment income	(9,457,346)
Accumulated net realized gain	153,975,383
Net unrealized appreciation	566,859,265
$3,815,123,540
Net assets attributable to:
Class III shares	$950,332,372
Class IV shares	$2,864,791,168
Shares outstanding:
Class III	30,293,423
Class IV	91,287,768
Net asset value per share:
Class III	$31.37
Class IV	$31.38

See accompanying notes to the financial statements.
16

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends (net of withholding taxes of $6,300,040)	$73,284,982
Interest	6,673,833
Securities lending income	2,246,890
Total investment income	82,205,705
Expenses:
Management fee (Note 3)	17,756,911
Shareholder service fee – Class III (Note 3)	2,652,971
Shareholder service fee – Class IV (Note 3)	1,481,529
Custodian and fund accounting agent fees	1,436,266
Transfer agent fees	40,545
Audit and tax fees	91,246
Legal fees	87,688
Trustees fees and related expenses (Note 3)	40,087
Registration fees	1,564
Miscellaneous	59,391
Total expenses	23,648,198
Fees and expenses reimbursed by Manager (Note 3)	(1,698,614)
Net expenses	21,949,584
Net investment income (loss)	60,256,121
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	451,337,575
Closed futures contracts	9,187,081
Foreign currency, forward contracts and foreign currency related transactions	(13,289,880)
Net realized gain (loss)	447,234,776
Change in net unrealized appreciation (depreciation) on:
Investments	109,358,332
Open futures contracts	2,008,014
Foreign currency, forward contracts and foreign currency related transactions	6,384,247
Net unrealized gain (loss)	117,750,593
Net realized and unrealized gain (loss)	564,985,369
Net increase (decrease) in net assets resulting from operations	$625,241,490

See accompanying notes to the financial statements.
17

GMO International Growth Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$60,256,121	$45,124,066
Net realized gain (loss)	447,234,776	137,270,663
Change in net unrealized appreciation (depreciation)	117,750,593	212,021,228
Net increase (decrease) in net assets from operations	625,241,490	394,415,957
Distributions to shareholders from:
Net investment income
Class III	(14,069,563)	(8,503,002)
Class IV	(41,057,231)	—
Total distributions from net investment income	(55,126,794)	(8,503,002)
Net realized gains
Class III	(169,426,500)	(120,000,273)
Class IV	(223,169,718)	—
Total distributions from net realized gains	(392,596,218)	(120,000,273)
	(447,723,012)	(128,503,275)
Net share transactions (Note 7):
Class III	(2,236,726,776)	1,200,953,519
Class IV	2,754,412,787	—
Increase (decrease) in net assets resulting from net share transactions	517,686,011	1,200,953,519
Total increase (decrease) in net assets	695,204,489	1,466,866,201
Net assets:
Beginning of period	3,119,919,051	1,653,052,850
End of period (including distributions in excess of net investment income of $9,457,346 and $5,978,467, respectively)	$3,815,123,540	$3,119,919,051

See accompanying notes to the financial statements.
18

GMO International Growth Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$29.90	$27.22	$23.67	$16.83	$19.65
Income (loss) from investment operations:
Net investment income (loss)†	0.77	0.53	0.40	0.29	0.25
Net realized and unrealized gain (loss)	4.80	3.57	3.94	6.81	(2.46)
Total from investment operations	5.57	4.10	4.34	7.10	(2.21)
Less distributions to shareholders:
From net investment income	(0.49)	(0.10)	(0.33)	(0.26)	(0.61)
From net realized gains	(3.61)	(1.32)	(0.46)	—	—
Total distributions	(4.10)	(1.42)	(0.79)	(0.26)	(0.61)
Net asset value, end of period	$31.37	$29.90	$27.22	$23.67	$16.83
Total Return(a)	19.21%	15.54%	18.66%	42.33%	(11.40)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$950,332	$3,119,919	$1,653,053	$565,104	$178,804
Net expenses to average daily net assets	0.67%	0.68%	0.69%	0.69%	0.69%
Net investment income to average daily net assets	2.46%	1.89%	1.64%	1.38%	1.32%
Portfolio turnover rate	74%	57%	52%	63%	78%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05%	0.08%	0.09%	0.16%	0.22%

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
19

GMO International Growth Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout the period)

	Period from July 12, 2006 (commencement of operations) to February 28, 2007
Net asset value, beginning of period	$29.92
Income (loss) from investment operations:
Net investment income (loss)†	0.20
Net realized and unrealized gain (loss)	4.48
Total from investment operations	4.68
Less distributions to shareholders:
From net investment income	(0.50)
From net realized gains	(2.72)
Total distributions	(3.22)
Net asset value, end of period	$31.38
Total Return(a)	15.79	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,864,791
Net expenses to average daily net assets	0.61	%*
Net investment income to average daily net assets	1.01	%*
Portfolio turnover rate	74	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.05	%*

(a)  The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2007.

See accompanying notes to the financial statements.
20

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.   Organization

GMO International Growth Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund commenced operations following an in-kind purchase of shares by GMO International Growth Fund ("Predecessor Fund") effected as of the close of business on September 16, 2005. For tax purposes, this transaction met all requirements for a tax-free reorganization under the Internal Revenue Code, and consequently the Fund retained the Predecessor Fund's basis and holding period in each asset contributed in-kind. For accounting purposes, the Fund also recorded a cost for each in-kind asset contributed by the Predecessor Fund equal to such asset's historical cost. For tax and accounting purposes, the Fund is treated as a continuation of the Predecessor Fund's operations. Therefore, the Financial Statements reflect the performance and operational history of the Predecessor Fund prior to September 16, 2005.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Growth Index. The Fund typically makes equity investments in companies from developed countries, other than the U.S.

As of February 28, 2007, the Fund had two classes of shares outstanding: Class III and Class IV. Class IV shares commenced operations on July 12, 2006. Each class of shares bears a different level of shareholder service fees.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market

21

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

22

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to

23

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there

24

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $104,112,389, collateralized by cash in the amount of $109,087,610 which was invested in the Bank of New York Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

25

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $176,144,020 and $76,508,315, respectively, and long-term capital gains – $271,578,992 and $51,994,960, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $40,706,293 and $114,020,321 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,331,985,203	$581,131,313	$(24,705,539)	$556,425,774

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions and foreign currency transactions. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(8,608,206)	$8,608,206	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash

26

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.52% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee

27

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares and 0.09% for Class IV shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO")(excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.52% of the Fund's average daily net assets.

The Fund's portion of the fee paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $30,427 and $24,335, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $2,562,235,642 and $2,425,218,579, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 32.97% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

28

GMO International Growth Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, less than 0.01% of the Fund's shares were held by three related parties comprised of certain GMO employee accounts, and 97.00% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.   Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund and Predecessor Fund shares were as follows (See Note 1):

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	10,949,574	$338,325,961	55,020,086	$1,524,390,777
Shares issued to shareholders in reinvestment of distributions	5,869,582	179,928,725	4,627,472	127,858,155
Shares repurchased	(90,878,436)	(2,754,981,462)	(15,502,785)	(436,220,849)
Redemption in-kind	—	—	(524,991)	(15,074,564)
Net increase (decrease)	(74,059,280)	$(2,236,726,776)	43,619,782	$1,200,953,519

	Period from July 12, 2006 (commencement of operations) through February 28, 2007
Class IV:	Shares	Amount
Shares sold	90,200,139	$2,723,394,473
Shares issued to shareholders in reinvestment of distributions	8,553,466	264,644,244
Shares repurchased	(7,465,837)	(233,625,930)
Net increase (decrease)	91,287,768	$2,754,412,787

29

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Growth Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. International Growth Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

30

GMO International Growth Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.67%	$1,000.00	$1,108.40	$3.50
2) Hypothetical	0.67%	$1,000.00	$1,021.47	$3.36
Class IV
1) Actual	0.61%	$1,000.00	$1,108.70	$3.19
2) Hypothetical	0.61%	$1,000.00	$1,021.77	$3.06

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days, divided by 365 days in the year.

31

GMO International Growth Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

During the year ended February 28, 2007, the Fund paid foreign taxes of $6,300,040 and recognized foreign source income of $79,585,022.

The Fund's distributions to shareholders include $271,578,992 from long-term capital gains.

For taxable, non-corporate shareholders, 37.60% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $118,650,700, or if determined to be different, the qualified short-term gains of such year.

32

GMO International Growth Equity Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited):

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 4.12% of distributions to shareholders declared from net investment income during the Fund's fiscal year were reclassified to distributions from net realized gains and are reflected as such in the Statement of Changes in Net Assets.

33

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

34

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

35

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

36

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

37

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO International Intrinsic Value Fund returned +20.5% for the fiscal year ended February 28, 2007, as compared to +21.1% for the MSCI EAFE Index and +22.4% for the S&P/Citigroup PMI EPAC Value Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in international equity securities throughout the period.

Country and currency allocation had negative impacts on relative performance. Among country positions, our overweight to Japan and underweight to Spain both hurt returns.

In currencies, our overweight position in the weak Japanese yen and underweight in the British pound detracted from relative returns. The U.S. dollar weakened relative to most foreign currencies (but not the yen), which boosted returns for U.S. investors. The MSCI EAFE Index returned 8% more in U.S. dollar terms than in local currency.

Sector allocation also detracted from relative performance. Our underweight position in the strong Telecommunications sector had the largest impact. Overweighting the weak Energy sector also hurt.

Among GMO's international quantitative stock selection disciplines, only stocks ranked highly by quality-adjusted value outperformed significantly. Those stocks favored by intrinsic value and those chosen for their strong momentum had more benchmark-like performance.

Stock selection added to relative performance. Among the most significant contributors were holdings in British pharmaceutical AstraZeneca, British telecommunications company BT Group, and German steelmaker ThyssenKrupp, all of which outperformed. Additionally, owning an underweight position in British oil company BP, which underperformed, significantly added to relative performance. Holdings in Japanese financials Mitsui Trust and Resona Holdings and French oil company Total hurt returns.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

$125,000,000
$115,000,000
$105,000,000
$95,000,000
$85,000,000
$75,000,000
$65,000,000
$55,000,000
$45,000,000
$35,000,000
$25,000,000
2/28/97
$35,000,000
$105,406,700
$93,736,230
$76,087,130
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
GMO International Intrinsic Value Fund
S&P/Citigroup PMI EPAC Value Index
MSCI EAFE Index

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class II	20.46%	21.11%	11.57%	n/a
Class III	20.54%	21.19%	11.66%	n/a
Class IV	20.61%	21.26%	n/a	**1/9/98** 12.98%
Class M	20.18%	n/a	n/a	**10/2/03** 23.53%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Classes II, IV and M will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	95.72%
Short-Term Investments	6.91
Preferred Stocks	0.76
Forward Currency Contracts	0.10
Futures	(0.01)
Other	(3.48)
100.00%
Country Summary	% of Equity Investments
Japan	24.96%
United Kingdom	23.42
France	12.03
Germany	9.01
Netherlands	8.14
Italy	3.94
Switzerland	3.62
Canada	2.07
Belgium	1.99
Finland	1.91
Sweden	1.80
Australia	1.78
Spain	1.55
Hong Kong	0.98
Austria	0.91
Singapore	0.86
Ireland	0.69
Denmark	0.20
Norway	0.14
100.00%

1

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Industry Sector Summary	% of Equity Investments
Financials	28.42%
Consumer Discretionary	14.45
Health Care	11.21
Energy	9.06
Materials	8.40
Industrials	7.70
Telecommunication Services	7.39
Utilities	6.62
Consumer Staples	3.96
Information Technology	2.79
100.00%

2

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 95.72%
	Australia — 1.71%
999,937	AMP Ltd	8,135,500
1,121,666	Australia and New Zealand Banking Group Ltd	25,940,054
313,409	Commonwealth Bank of Australia	12,360,897
100	General Property Trust Units	398
1,330,563	Mirvac Group Ltd	5,944,462
1,855,735	Promina Group Ltd	10,660,124
299,852	QBE Insurance Group Ltd	7,596,633
286,827	Rio Tinto Ltd	17,181,937
2,398,754	Stockland	16,376,662
3,779,772	Telstra Corp Ltd	12,686,631
828,068	Woolworths Ltd	17,757,187
	Total Australia	134,640,485
	Austria — 0.88%
72,291	Austrian Airlines * (a)	953,324
194,224	Boehler Uddeholm (Bearer)	14,271,695
44,351	Flughafen Wien AG	4,108,527
203,178	OMV AG	11,313,318
126,213	RHI AG * (a)	5,728,070
530,592	Voestalpine AG	32,761,191
	Total Austria	69,136,125
	Belgium — 1.92%
207,448	Belgacom SA	8,884,824
23,203	Colruyt SA	5,053,555
84,992	Delhaize Group	7,071,093
1,337,827	Dexia	39,404,621
1,560,402	Fortis	67,044,436
260,067	UCB SA (a)	16,793,099
38,820	Umicore	6,635,116
	Total Belgium	150,886,744

See accompanying notes to the financial statements.
3

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Canada — 2.00%
143,400	Alcan Inc	7,456,898
508,311	BCE Inc	13,342,295
498,600	Canadian Imperial Bank of Commerce	42,911,317
597,400	Canadian Natural Resources	29,997,693
408,300	EnCana Corp	19,845,977
75,400	Magna International Inc Class A	5,533,158
255,100	National Bank of Canada	14,242,502
456,900	Petro-Canada	16,895,456
21,400	Quebecor Inc Class B	728,215
83,300	Teck Corp Class B	5,874,302
	Total Canada	156,827,813
	Denmark — 0.19%
331,200	Danske Bank A/S	15,283,476
	Finland — 1.84%
360,668	Fortum Oyj	9,960,183
303,000	Kesko Oyj Class B	15,970,355
2,174,150	Nokia Oyj	47,454,749
346,600	Outokumpu Oyj	12,918,757
596,154	Rautaruukki Oyj	27,311,714
961,626	Sampo Oyj Class A	26,830,564
38,760	Stockmann Oyj AB Class A	1,712,029
38,200	Wartsila Oyj Class A	2,261,847
	Total Finland	144,420,198
	France — 10.29%
197,057	Air France - KLM	8,541,254
1,427,941	BNP Paribas	148,901,313
35,055	Bongrain SA	3,500,267
217,998	Carrefour SA	14,541,884
117,700	Casino Guichard-Perrachon SA	10,123,806

See accompanying notes to the financial statements.
4

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	France — continued
330,057	Cie de Saint-Gobain	30,683,904
840,459	Credit Agricole SA	33,481,201
217,799	France Telecom SA	5,899,173
3,636	Fromageries Bel	847,758
203,468	Lafarge SA	30,361,849
301,927	Michelin SA Class B	31,364,356
700,080	Peugeot SA	47,203,228
570,007	Renault SA	67,680,120
710,510	Sanofi-Aventis	60,330,984
178,628	Societe Generale	30,040,201
667,758	Suez SA	32,259,886
3,635,603	Total SA	244,867,650
51,009	Vinci SA	7,050,306
	Total France	807,679,140
	Germany — 8.22%
755	Aareal Bank AG *	35,036
193,300	Adidas AG	9,475,526
212,003	Allianz AG (Registered)	45,590,894
368,299	Altana AG (a)	22,325,902
116,288	Bankgesellschaft Berlin AG *	1,149,356
904,607	Bayerische Motoren Werke AG	52,280,500
463,064	DaimlerChrysler AG (Registered)	31,530,731
1,266,524	Depfa Bank Plc	21,354,108
701,187	Deutsche Bank AG (Registered)	92,121,162
334,864	Deutsche Lufthansa AG (Registered)	9,077,902
752,247	Deutsche Post AG (Registered)	24,143,026
560,639	Deutsche Telekom (Registered)	10,057,267
336,793	E. On AG	44,109,411
463,037	Infineon Technologies AG *	7,102,318
188,786	MAN AG	20,298,334
123,298	Metro AG	8,519,114
485,961	Muenchener Rueckversicherungs AG (Registered)	77,854,869

See accompanying notes to the financial statements.
5

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Germany — continued
143,147	Salzgitter AG	17,812,591
374,414	Suedzucker AG (a)	7,965,299
1,422,557	ThyssenKrupp AG (a)	69,592,827
1,040,692	TUI AG (a)	24,237,889
385,143	Volkswagen AG (a)	48,435,814
	Total Germany	645,069,876
	Hong Kong — 0.95%
4,923,500	BOC Hong Kong Holdings Ltd	11,915,147
3,535,598	CLP Holdings Ltd	25,960,919
192,000	Guoco Group	2,593,526
1,499,511	Hang Lung Group Co Ltd	4,908,984
482,300	Hong Kong Aircraft Engineering Co Ltd	7,280,057
2,953,969	Hong Kong Electric Holdings Ltd	14,956,694
561,700	Hong Kong Ferry Co Ltd	597,381
83,411	Jardine Strategic Holdings Ltd	1,134,848
1,471,900	Yue Yuen Industrial Holdings	5,087,955
	Total Hong Kong	74,435,511
	Ireland — 0.66%
172,780	Allied Irish Banks Plc	5,080,271
411,634	Bank of Ireland	9,395,059
901,538	CRH Plc	37,628,807
	Total Ireland	52,104,137
	Italy — 3.52%
1,634,155	Banca Monte dei Paschi di Siena SPA (a)	10,525,824
258,227	Banca Popolare di Verona (a)	7,803,557
3,474,702	Enel SPA	36,287,065
4,845,335	ENI SPA	148,399,760
1,158,482	Fiat SPA * (a)	27,430,276

See accompanying notes to the financial statements.
6

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Italy — continued
185,747	Fiat SPA - Di RISP *	4,169,425
210,387	Fondiaria - Sai SPA - Di RISP	7,382,246
289,488	Italcementi SPA - Di RISP	5,634,278
24,342	Italmobiliare SPA	2,759,326
491,236	KME Group *	366,514
607,433	Milano Assicurazioni SPA	5,080,390
96,800	Natuzzi SPA ADR *	851,840
2,099,438	UniCredito Italiano SPA	19,389,139
	Total Italy	276,079,640
	Japan — 24.08%
275,050	Acom Co Ltd (a)	10,213,500
348,300	Astellas Pharma Inc	15,291,816
47,500	Autobacs Seven Co Ltd	1,894,080
1,277,100	Canon Inc	69,172,876
887	Central Japan Railway Co	10,671,364
1,419,300	Chubu Electric Power Co Inc	47,977,530
797,000	Cosmo Oil Co Ltd	3,385,636
464,150	Daiei Inc * (a)	6,358,047
1,053,880	Daiichi Sankyo Co Ltd	34,021,897
1,671,000	Daikyo Inc *	9,613,718
1,311	East Japan Railway Co	10,085,571
574,800	Eisai Co Ltd	29,263,340
3,206,000	Fuji Heavy Industries Ltd	17,526,835
258,900	Fuji Photo Film Co Ltd	11,090,971
307,000	Fujikura Ltd	2,161,023
5,789,000	Haseko Corp * (a)	22,333,484
352,100	Hokkaido Electric Power	9,651,036
5,511,400	Honda Motor Co Ltd	204,831,402
2,719,000	Isuzu Motors Ltd	14,230,882
4,738,000	Itochu Corp	45,914,321
1,803	Japan Tobacco Inc	8,245,665
386,300	JFE Holdings Inc	23,894,641

See accompanying notes to the financial statements.
7

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
307,000	Kandenko Co	1,944,238
1,014,000	Kansai Electric Power Co Inc	30,282,952
1,064,000	Kao Corp	31,125,096
3,465,000	Kawasaki Kisen Kaisha Ltd (a)	34,632,911
189,000	Keisei Electric Railway Co	1,305,937
286,000	Kirin Brewery Co Ltd	4,424,449
278,600	Konami Corp	7,396,896
85,200	Kyocera Corp	7,705,984
887,200	Kyushu Electric Power Co Inc	25,470,896
327,000	Maeda Corp (a)	1,308,314
4,185,000	Marubeni Corp	26,383,546
3,014,000	Mazda Motor Corp	17,858,621
360,000	Meiji Dairies Corp	3,118,922
2,920,100	Mitsubishi Corp	68,042,683
564,000	Mitsubishi Electric Corp	5,668,794
2,135,000	Mitsui & Co	38,372,555
1,904,000	Mitsui OSK Lines Ltd	21,591,754
2,832,000	Mitsui Trust Holding Inc	31,709,565
355,500	Mitsumi Electric Co Ltd (a)	10,592,330
219,000	Nagase & Co	2,892,845
151,000	Nippon Corp	1,196,194
1,692,000	Nippon Light Metal	5,208,406
2,823,000	Nippon Oil Corp	20,617,761
530,000	Nippon Sheet Glass (a)	2,734,433
3,189,000	Nippon Steel Corp	21,789,442
943,000	Nippon Suisan Kaisha Ltd	5,887,666
10,765	Nippon Telegraph & Telephone Corp	57,026,532
392,000	Nippon Yakin Koguo Co Ltd	3,725,689
2,728,000	Nippon Yusen Kabushiki Kaisha	21,580,185
8,013,200	Nissan Motor Co	92,123,350
39,458	NTT Docomo Inc	71,863,583
176,000	Olympus Corp	5,911,760
162,900	Ono Pharmaceutical Co Ltd	8,796,445
12,390	ORIX Corp	3,413,163

See accompanying notes to the financial statements.
8

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Japan — continued
6,145,000	Osaka Gas Co Ltd	24,199,764
850,000	Pacific Metals Co Ltd	11,952,927
389,900	Pioneer Corp (a)	5,365,922
218,500	Promise Co Ltd	7,466,868
12,492	Resona Holdings Inc (a)	35,501,723
1,691,000	Ricoh Company Ltd	37,530,536
88,500	Ryosan Co	2,290,737
404,000	Sharp Corp	7,527,527
1,065,000	Shinko Securities Co Ltd	5,669,236
357,500	Showa Shell Sekiyu KK	4,134,079
4,218,000	Sojitz Corp * (a)	18,896,166
109,800	Sony Corp	5,692,676
1,656,000	Sumitomo Corp	29,950,980
513,000	Sumitomo Trust & Banking Co Ltd	5,815,413
398,100	Suzuki Motor Corp	10,940,926
502,000	Taisho Pharmaceutical Co Ltd (a)	9,360,427
2,769,000	Takeda Pharmaceutical Co Ltd	190,515,539
242,710	Takefuji Corp	9,454,660
78,900	TDK Corp	6,569,845
868,300	Tohoku Electric Power Co Inc	23,236,045
860,000	Tokyo Electric Power Co Inc	30,030,230
3,569,000	Tokyo Gas Co Ltd	20,102,313
476,700	Tokyo Steel Manufacturing Co	8,023,456
892,000	TonenGeneral Sekiyu KK (a)	9,815,925
1,415,000	Toshiba Corp	8,969,323
236,000	Toyo Suisan Kaisha Ltd	4,333,062
100	Toyota Industries Corp	4,966
784,500	Toyota Motor Corp	52,691,786
106,743	Toyota Tsusho Kaisha	2,974,330
	Total Japan	1,890,550,919

See accompanying notes to the financial statements.
9

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Netherlands — 9.16%
5,198,164	ABN Amro Holdings NV	182,267,104
4,215,749	Aegon NV	83,349,495
397,343	Akzo Nobel NV	24,460,537
2,045,836	Arcelor Mittal	103,359,312
149,331	Corio NV	13,862,015
14,788	Gamma Holdings NV	1,022,409
440,656	Heineken NV	21,704,550
5,231,075	ING Groep NV	223,157,176
1,075,179	Koninklijke Ahold NV *	10,702,446
255,681	Koninklijke DSM	11,067,099
498,505	Koninklijke KPN NV	7,691,996
177,968	Koninklijke Wessanen NV	2,404,880
372,504	OCE NV	6,195,485
494,016	Reed Elsevier NV	8,732,743
264,950	TNT NV	11,386,611
61,825	Wereldhave NV	8,213,430
	Total Netherlands	719,577,288
	Norway — 0.14%
425,200	Statoil ASA (a)	10,848,256
	Singapore — 0.83%
2,440,000	DBS Group Holdings Ltd	34,063,460
703,000	Fraser & Neave Ltd	2,246,694
254,193	Haw Par Corp Ltd	1,206,731
551,104	Hotel Properties Ltd	1,233,217
3,241,100	Sembcorp Industrie	9,338,378
1,761,201	Straits Trading Co Ltd	4,953,961
888,000	United Overseas Bank Ltd	11,863,520
	Total Singapore	64,905,961

See accompanying notes to the financial statements.
10

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Spain — 1.50%
103,762	Banco de Sabadell SA	4,855,994
663,927	Banco Popular Espanol SA	13,047,589
329,199	Banco Santander Central Hispano SA	6,094,855
38,036	Fomento de Construcciones y Contratas SA	3,949,647
118,264	Gas Natural SDG SA	5,055,586
285,281	Iberdrola SA	12,500,019
1,244,380	Repsol YPF SA	39,385,820
1,516,624	Telefonica SA	32,621,171
	Total Spain	117,510,681
	Sweden — 1.74%
717,000	Electrolux AB Series B (a)	16,013,193
141,300	Holmen AB Class B	5,753,757
1,206,200	Nordea AB	18,288,875
152,500	Scania AB Class B (a)	11,240,458
467,200	Skandinaviska Enskilda Banken AB Class A	14,270,236
335,000	SKF AB Class B	6,205,438
193,200	Svenska Cellulosa AB (SCA)	9,989,163
238,200	Svenska Handelsbanken AB Class A	6,835,653
145,500	Swedbank AB	4,983,947
971,300	Tele2 AB Class B	14,593,310
1,276,500	TeliaSonera AB	10,722,622
228,200	Volvo AB Class B	17,536,682
	Total Sweden	136,433,334
	Switzerland — 3.49%
77,986	Baloise Holding Ltd	7,933,700
5,373	Banque Cantonale Vaudoise	2,546,954
212,079	Credit Suisse Group	14,653,897
42,148	Nestle SA (Registered)	15,679,737
938,136	Novartis AG (Registered)	52,068,087
69,855	Swiss Life Holding	17,739,662

See accompanying notes to the financial statements.
11

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Switzerland — continued
290,032	Swiss Reinsurance Co (Registered)	24,671,139
225,315	UBS AG (Registered)	13,304,658
5,816	Valora Holding AG	1,644,111
433,908	Zurich Financial Services AG	123,823,879
	Total Switzerland	274,065,824
	United Kingdom — 22.60%
831,195	Alliance & Leicester Plc	18,155,889
1,265,525	Alliance Boots Plc	19,560,818
350,167	Anglo American Plc	16,527,022
318,997	Arriva Plc	4,475,253
2,212,733	AstraZeneca Plc	124,083,587
2,622,709	Aviva Plc	41,995,708
1,195,120	Barclays Plc	17,330,113
1,346,923	Barratt Developments Plc	31,071,295
880,756	BBA Aviation Plc	4,709,234
259,103	Berkeley Group Holdings Plc *	7,715,337
16,917,619	BT Group Plc	98,064,662
6,553,243	Centrica Plc	47,994,157
2,603,057	Cobham Plc	10,121,799
6,228,832	DSG International Plc	20,830,222
704,380	FirstGroup Plc	8,363,029
9,815,169	GlaxoSmithKline Plc	275,396,717
536,455	Hanson Plc	8,559,449
1,697,543	HBOS Plc	35,928,986
723,962	Home Retail Group	6,014,933
974,275	IMI Plc	9,708,762
947,656	Imperial Chemical Industries Plc	8,541,310
926,843	Imperial Tobacco Group Plc	38,595,362
692,580	Inchcape Plc	7,076,714
2,355,235	J Sainsbury Plc	23,573,811
676,331	Kesa Electricals Plc	4,471,712
4,427,945	Kingfisher Plc	21,809,838
1,257,072	Ladbrokes Plc	9,930,632

See accompanying notes to the financial statements.
12

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	United Kingdom — continued
2,068,926	Legal & General Group Plc	6,334,466
2,060,075	Lloyds TSB Group Plc	23,173,139
2,797,804	National Grid Plc	41,928,091
896,954	Next Plc	35,871,037
2,824,310	Northern Foods Plc	6,949,189
5,339,121	Old Mutual Plc	18,401,249
1,287,251	Rio Tinto Plc	69,344,155
9,940,572	Royal & Sun Alliance Insurance Group	29,894,382
4,423,402	Royal Bank of Scotland Group	173,916,545
1,344,333	Royal Dutch Shell Group Class A (Amsterdam)	43,721,627
1,253,508	Royal Dutch Shell Plc A Shares (London)	40,557,807
1,316,879	Royal Dutch Shell Plc B Shares (London)	42,478,100
294,165	Scottish & Southern Energy Plc	8,282,710
758,229	Smith News Plc	2,201,894
696,837	Tate & Lyle Plc	7,663,582
2,723,728	Taylor Woodrow Plc	21,688,131
2,763,616	Tomkins Plc	13,900,966
760,129	United Utilities Plc	10,834,605
78,136,084	Vodafone Group Inc	216,470,831
758,229	WH Smith Plc	5,906,467
2,167,366	Wimpey (George) Plc	24,101,186
216,235	Xstrata Plc	10,122,941
	Total United Kingdom	1,774,349,451
	TOTAL COMMON STOCKS (COST $5,632,236,088)	7,514,804,859
	PREFERRED STOCKS — 0.76%
	Germany — 0.47%
71,817	Fresenius Medical Care AG (Non Voting) 1.06%	5,306,552
32,886	Henkel KGaA 1.42%	4,640,400
9,000	Villeroy & Boch AG (Non Voting) 2.83%	161,422
308,783	Volkswagen AG 2.02%	27,166,651
	Total Germany	37,275,025

See accompanying notes to the financial statements.
13

GMO International Intrinsic Value Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	Italy — 0.29%
3,390,874	Compagnia Assicuratrice Unipol 3.37%	11,507,266
155,430	Fiat SPA *	3,062,616
235,136	IFI Istituto Finanziario Industries *	7,895,059
	Total Italy	22,464,941
	TOTAL PREFERRED STOCKS (COST $30,438,650)	59,739,966
	SHORT-TERM INVESTMENTS — 6.91%
233,500,000	Bank Nationale de Paris Time Deposit, 5.33%, due 03/01/07	233,500,000
309,271,059	Bank of New York Institutional Cash Reserves Fund (b)	309,271,059
	TOTAL SHORT-TERM INVESTMENTS (COST $542,771,059)	542,771,059
	TOTAL INVESTMENTS — 103.39% (Cost $6,205,445,797)	8,117,315,884
	Other Assets and Liabilities (net) — (3.39%)	(266,348,819)
	TOTAL NET ASSETS — 100.00%	$7,850,967,065

See accompanying notes to the financial statements.
14

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency		Value	Net Unrealized Appreciation (Depreciation)
Buys
	5/25/07	CAD	70,541,075	$60,465,722	$(246,621)
	5/25/07	CHF	782,207,932	646,605,670	9,194,856
	5/25/07	GBP	64,129,000	125,928,450	(321,280)
	5/25/07	JPY	54,990,463,123	469,602,027	5,448,141
	5/25/07	NOK	1,550,521,687	253,503,165	660,849
	5/25/07	NZD	30,117,000	21,016,064	675,584
	5/25/07	SEK	2,298,269,015	330,183,076	1,083,860
	5/25/07	SGD	47,776,510	31,390,611	114,999
				$1,938,694,785	$16,610,388
Sales
	5/25/07	AUD	145,068,696	$114,037,777	$(1,414,374)
	5/25/07	DKK	56,988,000	10,153,004	(217,521)
	5/25/07	EUR	567,468,053	753,628,218	(4,618,628)
	5/25/07	GBP	377,938,292	742,147,598	(2,287,862)
	5/25/07	HKD	432,130,821	55,454,282	38,067
				$1,675,420,879	$(8,500,318)

See accompanying notes to the financial statements.
15

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
748	DAX	March 2007	$166,990,361	$3,875,085
917	Hang Seng	March 2007	114,487,092	(7,060,023)
1,552	SGX SiMSCI	March 2007	77,117,886	(4,989,396)
575	TOPIX	March 2007	84,810,193	6,316,795
			$443,405,532	$(1,857,539)
Sales
14	AEX	March 2007	$1,819,156	$36,975
48	CAC 40	March 2007	3,507,301	47,115
1,042	FTSE 100	March 2007	126,032,356	431,200
74	IBEX 35	March 2007	13,956,195	576,567
43	OMXS 30	March 2007	712,266	16,889
987	S&P Toronto 60	March 2007	125,653,471	(460,096)
5	S&P/MIB	March 2007	1,366,690	11,452
3	SPI 200	March 2007	342,855	(1,843)
			$273,390,290	$658,259

As of February 28, 2007, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

See accompanying notes to the financial statements.
16

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 28, 2007, 94.23% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

See accompanying notes to the financial statements.
17

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $295,994,882 (cost $6,205,445,797) (Note 2)	$8,117,315,884
Cash	30,458
Foreign currency, at value (cost $2,092,667) (Note 2)	2,109,670
Receivable for investments sold	891,590
Receivable for Fund shares sold	6,654,022
Dividends and interest receivable	10,320,666
Foreign taxes receivable	1,640,758
Unrealized appreciation on open forward currency contracts (Note 2)	17,216,356
Receivable for collateral on open futures contracts (Note 2)	38,550,000
Receivable for expenses reimbursed by Manager (Note 3)	309,848
Total assets	8,195,039,252
Liabilities:
Collateral on securities loaned, at value (Note 2)	309,271,059
Payable for investments purchased	898,059
Payable for Fund shares repurchased	9,717,982
Payable to affiliate for (Note 3):
Management fee	3,295,484
Shareholder service fee	732,256
Administration fee – Class M	2,727
Trustees and Chief Compliance Officer of GMO Trust fees	24,075
Payable for 12b-1 fee – Class M	7,103
Unrealized depreciation on open forward currency contracts (Note 2)	9,106,286
Payable for variation margin on open futures contracts (Note 2)	10,179,039
Accrued expenses	838,117
Total liabilities	344,072,187
Net assets	$7,850,967,065

See accompanying notes to the financial statements.
18

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007 — (Continued)

Net assets consist of:
Paid-in capital	$5,758,430,536
Distributions in excess of net investment income	(23,501,366)
Accumulated net realized gain	197,175,735
Net unrealized appreciation	1,918,862,160
$7,850,967,065
Net assets attributable to:
Class II shares	$564,440,271
Class III shares	$2,703,050,122
Class IV shares	$4,566,105,706
Class M shares	$17,370,966
Shares outstanding:
Class II	16,129,634
Class III	76,615,895
Class IV	129,485,849
Class M	497,369
Net asset value per share:
Class II	$34.99
Class III	$35.28
Class IV	$35.26
Class M	$34.93

See accompanying notes to the financial statements.
19

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends (net of withholding taxes of $15,098,774)	$192,741,779
Interest	13,125,243
Securities lending income	6,705,231
Total investment income	212,572,253
Expenses:
Management fee (Note 3)	38,285,272
Shareholder service fee – Class II (Note 3)	1,186,342
Shareholder service fee – Class III (Note 3)	3,810,978
Shareholder service fee – Class IV (Note 3)	3,593,382
12b-1 fee – Class M (Note 3)	43,301
Administration fee – Class M (Note 3)	34,640
Custodian and fund accounting agent fees	2,535,246
Transfer agent fees	83,013
Audit and tax fees	91,220
Legal fees	198,971
Trustees fees and related expenses (Note 3)	95,177
Registration fees	66,590
Miscellaneous	152,695
Total expenses	50,176,827
Fees and expenses reimbursed by Manager (Note 3)	(3,076,925)
Net expenses	47,099,902
Net investment income (loss)	165,472,351
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	640,602,426
Closed futures contracts	36,278,208
Foreign currency, forward contracts and foreign currency related transactions	(79,798,903)
Net realized gain (loss)	597,081,731
Change in net unrealized appreciation (depreciation) on:
Investments	595,547,502
Open futures contracts	(14,188,421)
Foreign currency, forward contracts and foreign currency related transactions	4,493,670
Net unrealized gain (loss)	585,852,751
Net realized and unrealized gain (loss)	1,182,934,482
Net increase (decrease) in net assets resulting from operations	$1,348,406,833

See accompanying notes to the financial statements.
20

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$165,472,351	$124,514,198
Net realized gain (loss)	597,081,731	339,275,091
Change in net unrealized appreciation (depreciation)	585,852,751	510,096,572
Net increase (decrease) in net assets from operations	1,348,406,833	973,885,861
Distributions to shareholders from:
Net investment income
Class II	(8,365,929)	(5,167,158)
Class III	(39,875,988)	(30,272,073)
Class IV	(70,325,262)	(33,052,892)
Class M	(208,724)	(236,681)
Total distributions from net investment income	(118,775,903)	(68,728,804)
Net realized gains
Class II	(48,849,679)	(19,940,346)
Class III	(226,473,274)	(115,581,160)
Class IV	(379,033,945)	(123,159,753)
Class M	(1,509,855)	(1,142,022)
Total distributions from net realized gains	(655,866,753)	(259,823,281)
	(774,642,656)	(328,552,085)
Net share transactions (Note 7):
Class II	(56,916,409)	285,566,330
Class III	(325,585,440)	711,856,761
Class IV	1,130,419,119	643,540,098
Class M	(14,361,930)	8,835,593
Increase (decrease) in net assets resulting from net share transactions	733,555,340	1,649,798,782
Total increase (decrease) in net assets	1,307,319,517	2,295,132,558
Net assets:
Beginning of period	6,543,647,548	4,248,514,990
End of period (including distributions in excess of net investment income of $23,501,366 and $2,009,307, respectively)	$7,850,967,065	$6,543,647,548

See accompanying notes to the financial statements.
21

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class II share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$32.35	$29.04	$24.18	$16.04	$17.41
Income (loss) from investment operations:
Net investment income (loss)†	0.79	0.65	0.49	0.44	0.37
Net realized and unrealized gain (loss)	5.60	4.45	5.07	8.31	(1.05)
Total from investment operations	6.39	5.10	5.56	8.75	(0.68)
Less distributions to shareholders:
From net investment income	(0.54)	(0.36)	(0.66)	(0.61)	(0.69)
From net realized gains	(3.21)	(1.43)	(0.04)	—	—
Total distributions	(3.75)	(1.79)	(0.70)	(0.61)	(0.69)
Net asset value, end of period	$34.99	$32.35	$29.04	$24.18	$16.04
Total Return(a)	20.46%	18.16%	23.17%	54.99%	(4.11)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$564,440	$567,313	$231,695	$85,625	$67,896
Net expenses to average daily net assets	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income to average daily net assets	2.32%	2.16%	1.88%	2.15%	2.06%
Portfolio turnover rate	36%	38%	46%	44%	51%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%	0.06%	0.07%	0.09%	0.10%

†  Calculated using average shares outstanding throughout the period.

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

See accompanying notes to the financial statements.
22

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$32.59	$29.23	$24.32	$16.13	$17.50
Income (loss) from investment operations:
Net investment income (loss)†	0.81	0.72	0.59	0.45	0.40
Net realized and unrealized gain (loss)	5.66	4.44	5.02	8.36	(1.08)
Total from investment operations	6.47	5.16	5.61	8.81	(0.68)
Less distributions to shareholders:
From net investment income	(0.57)	(0.37)	(0.66)	(0.62)	(0.69)
From net realized gains	(3.21)	(1.43)	(0.04)	—	—
Total distributions	(3.78)	(1.80)	(0.70)	(0.62)	(0.69)
Net asset value, end of period	$35.28	$32.59	$29.23	$24.32	$16.13
Total Return(a)	20.54%	18.26%	23.28%	55.05%	(4.05)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,703,050	$2,795,610	$1,804,485	$1,350,850	$845,997
Net expenses to average daily net assets	0.69%	0.69%	0.69%	0.69%	0.69%
Net investment income to average daily net assets	2.36%	2.39%	2.30%	2.22%	2.26%
Portfolio turnover rate	36%	38%	46%	44%	51%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%	0.06%	0.07%	0.09%	0.10%

†  Calculated using average shares outstanding throughout the period.

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

See accompanying notes to the financial statements.
23

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$32.58	$29.22	$24.31	$16.12	$17.50
Income (loss) from investment operations:
Net investment income (loss)†	0.80	0.74	0.54	0.43	0.38
Net realized and unrealized gain (loss)	5.68	4.43	5.09	8.39	(1.05)
Total from investment operations	6.48	5.17	5.63	8.82	(0.67)
Less distributions to shareholders:
From net investment income	(0.59)	(0.38)	(0.68)	(0.63)	(0.71)
From net realized gains	(3.21)	(1.43)	(0.04)	—	—
Total distributions	(3.80)	(1.81)	(0.72)	(0.63)	(0.71)
Net asset value, end of period	$35.26	$32.58	$29.22	$24.31	$16.12
Total Return(a)	20.61%	18.32%	23.37%	55.15%	(4.02)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$4,566,106	$3,150,741	$2,193,988	$863,612	$334,240
Net expenses to average daily net assets	0.63%	0.63%	0.63%	0.63%	0.63%
Net investment income to average daily net assets	2.32%	2.45%	2.06%	2.08%	2.13%
Portfolio turnover rate	36%	38%	46%	44%	51%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%	0.06%	0.07%	0.09%	0.10%

†  Calculated using average shares outstanding throughout the period.

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

See accompanying notes to the financial statements.
24

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class M share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004(a)
Net asset value, beginning of period	$32.28	$28.98	$24.15	$20.92
Income (loss) from investment operations:
Net investment income (loss)†	0.68	0.61	0.44	0.01
Net realized and unrealized gain (loss)	5.62	4.41	5.04	3.73
Total from investment operations	6.30	5.02	5.48	3.74
Less distributions to shareholders:
From net investment income	(0.44)	(0.29)	(0.61)	(0.51)
From net realized gains	(3.21)	(1.43)	(0.04)	—
Total distributions	(3.65)	(1.72)	(0.65)	(0.51)
Net asset value, end of period	$34.93	$32.28	$28.98	$24.15
Total Return(b)	20.18%	17.92%	22.88%	18.06	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$17,371	$29,984	$18,347	$7,408
Net expenses to average daily net assets	0.99%	0.99%	0.99%	0.99	%*
Net investment income to average daily net assets	2.00%	2.07%	1.72%	0.12	%*
Portfolio turnover rate	36%	38%	46%	44	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.04%	0.06%	0.07%	0.09	%*

(a)  Period from October 2, 2003 (commencement of operations) to February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
25

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO International Intrinsic Value Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the S&P/Citigroup Primary Market Index ("PMI") Europe, Pacific, Asia Composite ("EPAC") Value Index. The Fund typically makes equity investments in companies from developed countries, other than the U.S.

Throughout the year ended February 28, 2007, the Fund had four classes of shares outstanding: Class II, Class III, Class IV and Class M. Class M shares bear an administration fee and a 12b-1 fee while classes II, III, and IV bear a shareholder service fee (See Note 3). The principal economic difference among the classes of shares is the type and level of fees borne by the classes.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but

26

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures

27

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

28

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the

29

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $295,994,882, collateralized by cash in the amount of $309,271,059, which was invested in the Bank of New York Institutional Cash Reserves Fund.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $270,198,860 and $136,329,451, respectively, and long-term capital gains – $504,443,796 and $192,222,634, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $37,753,583 and $162,237,088 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions and passive foreign investment company transactions.

30

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,223,205,041	$1,935,224,397	$(41,113,554)	$1,894,110,843

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions and foreign currency transactions. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(61,141,362)	$61,674,719	$(533,357)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund

31

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

based on the relative net assets of each class. Shareholder service, 12b-1, and administration fees, which are directly attributable to a class of shares, are charged to that class's operations.

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.22% for Class II shares, 0.15% for Class III shares, and 0.09% for Class IV shares.

Class M shares of the Fund pay GMO an administration fee monthly at the annual rate of 0.20% of average daily Class M net assets for support services provided to Class M shareholders.

Pursuant to a Rule 12b-1 distribution plan adopted by the Fund, Class M shares of the Fund may pay a fee, at the annual rate of up to 1.00% of average daily Class M net assets for any activities or expenses primarily intended to result in the sale of Class M shares of the Fund and/or the provision of certain other services incidental thereto. The Trustees currently limit payments on Class M shares to 0.25% of the Fund's average

32

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

net asset value attributable to its Class M shares. This fee may be spent on personal services rendered to Class M shareholders of the Fund and/or maintenance of Class M shareholder accounts.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees (Classes II, III, and IV only), 12b-1 and administration fees (Class M only), fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.54% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $66,061 and $50,427, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $2,541,597,233 and $2,488,385,037, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 11.00% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2007, 0.28% of the Fund's shares were held by eight related parties comprised of certain GMO employee accounts, and 57.22% of the Fund's shares were held by accounts for which the Manager has investment discretion.

33

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class II:	Shares	Amount	Shares	Amount
Shares sold	5,095,447	$178,165,420	10,781,673	$322,871,948
Shares issued to shareholders in reinvestment of distributions	1,546,695	52,194,974	775,560	23,182,022
Shares repurchased	(8,046,545)	(287,276,803)	(2,000,773)	(60,487,640)
Net increase (decrease)	(1,404,403)	$(56,916,409)	9,556,460	$285,566,330
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	14,491,808	$507,451,764	46,072,831	$1,375,785,693
Shares issued to shareholders in reinvestment of distributions	7,640,858	259,775,124	4,646,865	139,574,505
Shares repurchased	(31,298,044)	(1,092,812,328)	(26,670,593)	(803,503,437)
Net increase (decrease)	(9,165,378)	$(325,585,440)	24,049,103	$711,856,761
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class IV:	Shares	Amount	Shares	Amount
Shares sold	40,351,070	$1,405,437,963	31,247,212	$932,957,292
Shares issued to shareholders in reinvestment of distributions	12,864,438	437,301,495	4,986,675	149,411,212
Shares repurchased	(20,437,344)	(712,320,339)	(14,616,668)	(438,828,406)
Net increase (decrease)	32,778,164	$1,130,419,119	21,617,219	$643,540,098

34

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class M:	Shares	Amount	Shares	Amount
Shares sold	154,337	$5,220,668	327,947	$9,736,006
Shares issued to shareholders in reinvestment of distributions	50,922	1,714,741	46,378	1,378,703
Shares repurchased	(636,857)	(21,297,339)	(78,413)	(2,279,116)
Net increase (decrease)	(431,598)	$(14,361,930)	295,912	$8,835,593

35

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Intrinsic Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Intrinsic Value Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

36

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $35,000,000 account value divided by $1,000 = 35,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

37

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2007 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class II
1	) Actual	0.76%	$1,000.00	$1,110.90	$3.98
2	) Hypothetical	0.76%	$1,000.00	$1,021.03	$3.81
Class III
1	) Actual	0.69%	$1,000.00	$1,111.50	$3.61
2	) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46
Class IV
1	) Actual	0.63%	$1,000.00	$1,111.90	$3.30
2	) Hypothetical	0.63%	$1,000.00	$1,021.67	$3.16
Class M
1	) Actual	0.99%	$1,000.00	$1,110.20	$5.18
2	) Hypothetical	0.99%	$1,000.00	$1,019.89	$4.96

*  Expenses are calculated using each Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

38

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

During the year ended February 28, 2007, the Fund paid foreign taxes of $15,098,774 and recognized foreign source income of $207,840,553.

The Fund's distributions to shareholders include $504,443,796 from long-term capital gains.

For taxable, non-corporate shareholders, 65.26% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $628,291 and $144,375,811, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

39

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 5.60% of distributions to shareholders declared from net investment income during the Fund's fiscal year were reclassified to distributions from net realized gains and are reflected as such in the Statement of Changes in Net Assets.

40

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

41

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

42

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

43

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

44

GMO Real Estate Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Real Estate Fund returned +29.8% for the fiscal year ended February 28, 2007, as compared to +31.4% for the MSCI U.S. REIT Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the MSCI U.S. REIT Index. Selections in the Diversified and Specialized GICS Sub-Industries added to relative returns while selections in the Office and Retail GICS Sub-Industries detracted. In terms of individual names, overweight positions in Vornado Realty Trust and Kimco Realty Corp. and an underweight in Mills Corp. added to relative returns. Overweight positions in Simon Property Group and General Growth Properties and an underweight in SL Green Realty Corp. detracted.

Sector selection detracted from returns relative to the MSCI U.S. REIT Index. GICS Sub-Industry sectors detracting from returns versus the benchmark included an underweight in Industrial and an overweight in Residential.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Real Estate Fund Class III Shares and the MSCI U.S. REIT Index As of February 28, 2007

$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
29.76%
22.37%
13.06%
$40,631,550
$34,134,330
$20,863,630
2/28/97
$10,000,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
GMO Real Estate Fund
MSCI U.S. REIT Index
S&P 500 Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Real Estate Investments	96.40%
Short-Term Investments	31.29
Other	(27.69)
100.00%
Industry Sector Summary	% of REIT Investments
Shopping Centers	18.81%
Apartments	17.67
Office Suburban	9.64
Office Central Business District	8.71
Diversified	8.51
Health Care	8.49
Industrial	7.19
Triple Net	5.75
Hotels	5.54
Storage	4.92
Regional Malls	3.84
Outlets	0.52
Manufactured Housing	0.41
100.00%

1

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	REAL ESTATE INVESTMENTS — 96.40%
	REAL ESTATE INVESTMENT TRUSTS — 96.40%
	Apartments — 17.03%
4,800	Apartment Investment & Management Co.-Class A	282,528
28,200	Archstone-Smith Trust	1,590,762
10,100	Avalonbay Communities, Inc. (a)	1,389,356
1,700	BRE Properties, Inc.-Class A	112,710
3,800	Camden Property Trust	273,524
37,300	Equity Residential Properties Trust	1,894,467
2,000	Essex Property Trust, Inc.	277,780
3,300	GMH Communities Trust	35,277
6,000	Home Properties of NY, Inc. (a)	351,480
6,300	United Dominion Realty Trust, Inc. (a)	205,695
	Total Apartments	6,413,579
	Diversified — 8.20%
5,500	Cousins Properties, Inc.	188,870
26,200	Franklin Street Properties Corp.	503,040
2,300	Pennslyvania Real Estate Investment Trust	99,268
17,500	Vornado Realty Trust	2,226,000
1,800	Washington Real Estate Investment Trust (a)	71,964
	Total Diversified	3,089,142
	Health Care — 8.19%
18,300	Health Care Property Investors, Inc.	672,891
7,000	Health Care, Inc. (a)	313,670
6,300	LTC Properties, Inc.	162,918
20,000	Medical Properties Trust, Inc. (a)	307,200
7,600	National Health Investors, Inc.	231,040
11,700	Nationwide Health Properties (a)	387,036
4,400	Omega Healthcare Investors, Inc.	79,376
12,500	Senior Housing Properties Trust	299,250
4,300	Universal Health Realty Income Trust	160,863
10,200	Ventas, Inc.	467,466
	Total Health Care	3,081,710

See accompanying notes to the financial statements.
2

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Hotels — 5.34%
10,900	Ashford Hospitality Trust, Inc.	135,160
3,100	Highland Hospitality Corp.	50,871
10,000	Hospitality Properties Trust	460,700
42,500	Host Marriott Corp.	1,116,900
2,900	Lasalle Hotel Properties	128,847
4,200	Sunstone Hotel Investors, Inc.	119,028
	Total Hotels	2,011,506
	Industrial — 6.93%
10,800	AMB Property Corp.	634,824
29,838	Prologis (a)	1,973,187
	Total Industrial	2,608,011
	Manufactured Housing — 0.40%
1,200	Equity Lifestyle Properties, Inc.	67,500
2,700	Sun Communities, Inc. (a)	82,836
	Total Manufactured Housing	150,336
	Office Central Business District — 8.40%
6,500	BioMed Realty Trust, Inc.	181,675
16,000	Boston Properties, Inc. (a)	1,921,600
5,000	Maguire Properties, Inc. (a)	195,300
5,923	SL Green Realty Corp.	863,928
	Total Office Central Business District	3,162,503
	Office Suburban — 9.30%
3,100	Alexandria Real Estate Equity, Inc.	326,089
5,089	Brandywine Realty Trust	181,423
4,100	Corporate Office Properties (a)	209,182
14,400	Duke Realty Investments (a)	634,464
49,300	HRPT Properties Trust	636,956
3,800	Kilroy Realty Corp.	312,930
12,500	Liberty Property Trust (a)	640,625
10,800	Mack-Cali Realty Corp.	558,144
	Total Office Suburban	3,499,813

See accompanying notes to the financial statements.
3

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Outlets — 0.50%
4,700	Tanger Factory Outlet Centers, Inc.	188,846
	Regional Malls — 3.70%
5,400	CBL & Associates Properties, Inc. (a)	254,502
8,100	General Growth Properties (a)	513,783
2,900	Macerich Co.	271,440
1,700	Simon Property Group, Inc. (a)	191,658
2,700	Taubman Centers, Inc.	160,569
	Total Regional Malls	1,391,952
	Shopping Centers — 18.13%
16,000	Developers Diversified Realty Corp.	1,048,960
21,100	Equity One, Inc.	565,902
6,400	Federal Realty Investment Trust	579,136
21,100	Inland Real Estate Corp. (a)	403,221
31,958	Kimco Realty Corp.	1,606,209
15,300	New Plan Excel Realty Trust	510,867
8,800	Regency Centers Corp.	754,512
1,800	Saul Centers, Inc.	103,140
2,900	Urstadt Biddle Properties, Inc.	52,258
24,300	Weingarten Realty (a)	1,201,392
	Total Shopping Centers	6,825,597
	Storage — 4.74%
15,614	Public Storage, Inc. (a)	1,581,230
3,500	Sovran Self Storage	203,770
	Total Storage	1,785,000
	Triple Net — 5.54%
4,600	Entertainment Properties Trust	301,300
24,500	Getty Realty Corp.	726,915
19,700	National Retail Properties, Inc. (a)	476,346

See accompanying notes to the financial statements.
4

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	Triple Net — continued
13,600	Realty Income Corp. (a)	374,136
16,100	Spirit Finance Corp. (a)	208,012
	Total Triple Net	2,086,709
	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $28,226,270)	36,294,704
	TOTAL REAL ESTATE INVESTMENTS (COST $28,226,270)	36,294,704
	SHORT-TERM INVESTMENTS — 31.29%
	Money Market Funds — 2.30%
160,694	Barclays Global Investors Institutional Money Market Fund (b)	160,694
224,972	Merrimac Cash Series-Premium Class (b)	224,972
482,083	Reserve Primary Money Market Fund (b)	482,083
	Total Money Market Funds	867,749
	Other Short-Term Investments — 28.99%
642,778	Calyon Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (b)	642,778
1,409,566	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $1,409,732 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $1,437,757.	1,409,566
2,291,824	Credit Suisse First Boston Corp. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $2,292,165 and an effective yield of 5.35% collateralized by various corporate debt obligations with an aggregate market value of $2,435,089. (b)	2,291,824
340,788	Lehman Brothers Inc. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $340,839 and an effective yield of 5.35% collateralized by various corporate debt obligations with an aggregate market value of $347,626. (b)	340,788
2,378,276	Merrill Lynch & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $2,378,626 and an effective yield of 5.30% collateralized by various U.S. government obligations with an aggregate market value of $2,453,899. (b)	2,378,276

See accompanying notes to the financial statements.
5

GMO Real Estate Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Other Short-Term Investments — continued
2,378,276	Morgan Stanley & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $2,378,630 and an effective yield of 5.36% collateralized by various corporate debt obligations with an aggregate market value of $2,527,172. (b)	2,378,276
642,778	Societe Generale Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (b)	642,778
830,314	Svenska Handlesbanken Eurodollar Overnight Time Deposit, 5.32%, due 03/01/07 (b)	830,314
	Total Other Short-Term Investments	10,914,600
	TOTAL SHORT-TERM INVESTMENTS (COST $11,782,349)	11,782,349
	TOTAL INVESTMENTS — 127.69% (Cost $40,008,619)	48,077,053

Other Assets and Liabilities (net) — (27.69%)	(10,426,797)
TOTAL NET ASSETS — 100.00%	$37,650,256

Notes to Schedule of Investments:

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

See accompanying notes to the financial statements.
6

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $10,094,098 (cost $40,008,619) (Note 2)	$48,077,053
Dividends and interest receivable	13,242
Receivable for expenses reimbursed by Manager (Note 3)	7,420
Total assets	48,097,715
Liabilities:
Collateral on securities loaned, at value (Note 2)	10,372,783
Payable for Fund shares repurchased	9,649
Payable to affiliate for (Note 3):
Management fee	10,034
Shareholder service fee	4,561
Trustees and Chief Compliance Officer of GMO Trust fees	102
Accrued expenses	50,330
Total liabilities	10,447,459
Net assets	$37,650,256
Net assets consist of:
Paid-in capital	$26,918,898
Accumulated net realized gain	2,662,924
Net unrealized appreciation	8,068,434
$37,650,256
Net assets attributable to:
Class III shares	$37,650,256
Shares outstanding:
Class III	2,926,045
Net asset value per share:
Class III	$12.87

See accompanying notes to the financial statements.
7

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends	$1,290,054
Interest	43,145
Securities lending income	8,261
Total investment income	1,341,460
Expenses:
Management fee (Note 3)	142,388
Shareholder service fee – Class III (Note 3)	53,999
Custodian, fund accounting agent and transfer agent fees	14,751
Audit and tax fees	52,520
Legal fees	3,759
Trustees fees and related expenses (Note 3)	481
Registration fees	4,126
Miscellaneous	2,971
Total expenses	274,995
Fees and expenses reimbursed by Manager (Note 3)	(77,875)
Fees and expenses waived by Manager (Note 3)	(23,591)
Net expenses	173,529
Net investment income (loss)	1,167,931
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	4,112,753
Change in net unrealized appreciation (depreciation) on investments	4,229,092
Net realized and unrealized gain (loss)	8,341,845
Net increase (decrease) in net assets resulting from operations	$9,509,776

See accompanying notes to the financial statements.
8

GMO Real Estate Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$1,167,931	$8,515,518
Net realized gain (loss)	4,112,753	79,362,313
Change in net unrealized appreciation (depreciation)	4,229,092	(33,161,588)
Net increase (decrease) in net assets from operations	9,509,776	54,716,243
Distributions to shareholders from:
Net investment income
Class III	(888,285)	(5,491,758)
Net realized gains
Class III	(7,162,158)	(75,846,588)
	(8,050,443)	(81,338,346)
Net share transactions (Note 7):
Class III	(5,200,133)	(167,824,324)
Total increase (decrease) in net assets	(3,740,800)	(194,446,427)
Net assets:
Beginning of period	41,391,056	235,837,483
End of period (including accumulated undistributed net investment income of $0 and $179,132, respectively)	$37,650,256	$41,391,056

See accompanying notes to the financial statements.
9

GMO Real Estate Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$12.27	$14.54	$14.65	$10.49	$11.17
Income (loss) from investment operations:
Net investment income (loss)†	0.38	0.61	0.59	0.58	0.50
Net realized and unrealized gain (loss)	2.72	3.24	1.55	4.01	(0.71)
Total from investment operations	3.10	3.85	2.14	4.59	(0.21)
Less distributions to shareholders:
From net investment income	(0.31)	(0.40)	(0.87)	(0.43)	(0.47)
From net realized gains	(2.19)	(5.72)	(1.38)	—	—
Total distributions	(2.50)	(6.12)	(2.25)	(0.43)	(0.47)
Net asset value, end of period	$12.87	$12.27	$14.54	$14.65	$10.49
Total Return(a)	29.76%	28.89%	16.01%	44.56%	(2.16)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$37,650	$41,391	$235,837	$191,458	$142,256
Net expenses to average daily net assets	0.48%	0.48%	0.48%	0.52%	0.69%
Net investment income to average daily net assets	3.24%	3.91%	4.13%	4.61%	4.47%
Portfolio turnover rate	43%	52%	134%	56%	61%
Fees and expenses reimbursed and/or waived by the Manager to average daily net assets:	0.28%	0.25%	0.25%	0.24%	0.04%

†  Calculated using average shares outstanding throughout the period.

(a)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

See accompanying notes to the financial statements.
10

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Real Estate Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its objective by outperforming the MSCI U.S. REIT Index. The Fund typically makes equity investments in U.S. companies that issue stocks included in the MSCI U.S. REIT Index, and companies with similar characteristics.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is

11

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $10,094,098, collateralized by cash in the amount of $10,372,783, which was invested in short-term instruments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all

12

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $6,640,595 and $9,818,297, respectively, and long-term capital gains – $1,409,848 and $71,520,049, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $303,227 and $2,367,235 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$40,016,157	$8,085,315	$(24,419)	$8,060,896

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to adjustments related to real estate investment trust holdings. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(458,778)	$458,779	$(1)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

13

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Distributions paid by real estate investment trusts (REITs) in excess of their income are recorded as reductions of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Investment risks

There are certain additional risks involved in investing in REITs rather than a more diversified portfolio of investments. Since the Fund's investments are concentrated in real-estate related securities, the value of its shares can be expected to change in light of factors affecting the real estate industry, including local or regional economic conditions, changes in zoning laws, changes in real estate value and property taxes, and changes in interest rates. The value of the Fund's shares may fluctuate more widely than the value of shares of a portfolio that invests in a broader range of industries.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value,

14

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

Effective June 30, 2006, GMO earns a management fee paid monthly at the annual rate of 0.33% of average daily net assets. Prior to June 30, 2006, GMO earned a management fee at that annual rate of 0.54%; however the Manager waived 0.21% of the Fund's management fee. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expense (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.33% of the Funds' average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $274 and $252, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $14,887,208 and $20,294,040, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the

15

GMO Real Estate Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 86.99% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 0.43% of the Fund's shares were held by eight related parties comprised of certain GMO employee accounts, and 78.36% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	84,697	$914,263	2,850,336	$43,674,507
Shares issued to shareholders in reinvestment of distributions	644,533	7,044,489	6,089,368	80,126,509
Shares repurchased	(1,176,570)	(13,158,885)	(21,782,410)	(291,625,340)
Net increase (decrease)	(447,340)	$(5,200,133)	(12,842,706)	$(167,824,324)

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Real Estate Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Real Estate Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

17

GMO Real Estate Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.48%	$1,000.00	$1,159.30	$2.57
2) Hypothetical	0.48%	$1,000.00	$1,022.41	$2.41

*  Expenses are calculated using the Class's annualized expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

18

GMO Real Estate Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $1,409,848 from long-term capital gains.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $16,698 and $5,576,011, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

19

GMO Real Estate Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited):

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 16.56% of distributions to shareholders declared from net investment income during the Fund's fiscal year were reclassified to distributions from net realized gains and are reflected as such in the Statement of Changes in Net Assets.

20

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

21

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

22

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since its inception on May 31, 2006, the GMO Strategic Fixed Income Fund returned +5.5% for the period ended February 28, 2007, as compared to +4.5% for the blended benchmark composed of the Lehman Brothers 1-3 Year U.S. Treasury Index (May 31, 2006 to September 29, 2006) and the JPMorgan U.S. 3 Month Cash Index (September 29, 2006 to present). The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, including the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.The Fund outperformed the benchmark during the period by 1.0%. Value added from currency selection, emerging debt exposure, and cash management offset interest rate strategy underperformance.

Overall global bond market yields, as measured by the JPMorgan Global Government Bond Index, fell by 21 bps during the period, with the largest three markets (Euro-area, U.S., and Japan) falling an average of 13 bps. Bond market yields were mixed, with Sweden (+11 bps), the U.K. (+10 bps), and Australia (+6 bps) rising, while the U.S. (-55 bps), Canada (-40 bps), and Japan (-12 bps) fell. Even though some yields rose during the time period, all reported total return gains in the +2% to +7% range. All global yield curves (measured by the difference between 10-year and 2-year swap rates) flattened during the period. Sweden's curve flattened the most (-60 bps), followed by Switzerland (-56 bps), Euro-area (-49 bps), and the U.K. (-42 bps).

Major, sustained bond market positions included the Swedish and Euro-area overweights and the U.S., Canadian, U.K., and Japanese underweights. Swedish and Euro-area overweights were the largest positive contributors over the period while U.S., Japanese, and U.K. underweight positions detracted from performance.

Currency selection added the bulk of the strategy's outperformance during the period. The U.S. dollar declined against most major currencies during 2006, unwinding some of the strength it had seen in 2005. The New Zealand dollar gained more than 10% in spot terms versus the dollar, followed by British sterling (4.7%) and Australian dollars (4.6%). The currencies to register negative excess returns versus the U.S. dollar were the Japanese yen, the Canadian dollar, and the Norwegian krone. During the period, much of the gains came from the sustained underweight in the yen, as well as the overweight positions in sterling and the Australian dollar. Smaller gains resulted from an overweight position in the New Zealand dollar and an underweight position in the Canadian dollar. In contrast, negative performance resulted from overweights in Swiss francs and Norwegian krone.

Emerging country debt exposure added value as did cash management strategies.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Strategic Fixed Income Fund Class III Shares and the JPMorgan U.S. 3 Month Cash Index As of February 28, 2007

$10,600,000
$10,500,000
$10,400,000
$10,300,000
$10,200,000
$10,100,000
$10,000,000
$9,900,000
2006
2007
Average Annual Total Returns
Since Inception
Class III*
5/31/06
5.49%
Class VI
5/31/06
5.52%
5/31/06
$10,000,000
$10,549,000
$10,450,740
$10,415,220
$10,414,660
GMO Strategic Fixed Income Fund
JPMorgan U.S. 3 Month Cash Index
JPMorgan U.S. 3 Month Cash + Index**
Lehman Brothers 1-3 Year U.S. Treasury Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Class VI will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  Class III performance information represents Class VI performance from May 31, 2006 to July 12, 2006 and Class III performance thereafter.

**  JPMorgan U.S. 3 Month Cash + Index represents the Lehman Brothers 1-3 Year U.S. Treasury Index prior to 9/29/06 and the JPMorgan U.S. 3 Month Cash Index thereafter.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	94.64%
Short-Term Investments	6.17
Options Purchased	0.56
Loan Participations	0.11
Swaps	0.10
Loan Assignments	0.08
Rights and Warrants	0.02
Promissory Notes	0.02
Written Options	(0.07)
Forward Currency Contracts	(0.12)
Reverse Repurchase Agreements	(0.23)
Futures	(0.38)
Other	(0.90)
100.00%
Country / Region Summary**	% of Investments
United States	83.67%
Sweden	29.77
Euro Region***	27.23
Australia	15.77
Emerging	4.17
United Kingdom	(6.90)
Switzerland	(9.14)
Canada	(15.34)
Japan	(29.23)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Belgium, Finland, France, Germany, Ireland, Italy, Netherlands and Spain.

1

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Par Value	Description	Value ($)
	DEBT OBLIGATIONS — 5.22%
	Austria — 0.38%
	Corporate Debt
8,000,000	Bank Austria Creditanstalt AG, 144A, 7.25%, due 02/15/17	9,217,440
	Mexico — 0.40%
	Corporate Debt
10,000,000	Telefonos de Mexico SA de CV, 5.50%, due 01/27/15	9,898,030
	United States — 4.44%
	Corporate Debt — 1.97%
7,000,000	CVS Corp., 6.13%, due 08/15/16	7,331,800
10,000,000	Eastman Chemical Co., 7.25%, due 01/15/24	10,711,300
10,000,000	Kinder Morgan Energy Partners, L.P., 6.00%, due 02/01/17	10,221,000
5,000,000	Ryder System, Inc., MTN, 5.85%, due 11/01/16	5,011,350
10,000,000	Southwest Airlines Co., 5.75%, due 12/15/16	9,941,000
5,000,000	Wyeth, 5.50%, due 02/01/14	5,084,000
		48,300,450
	Structured Notes — 1.04%
20,000,000	Boston Scientific Corp., 6.25%, due 11/15/15	20,257,000
5,000,000	RPM UK Group, 144A, 6.70%, due 11/01/15	5,300,950
		25,557,950
	U.S. Government — 1.43%
15,000,000	U.S. Treasury Note, 4.00%, due 09/30/07 (a)	14,908,594
20,000,000	U.S. Treasury Note, 4.88%, due 05/15/09 (a)	20,100,000
		35,008,594
	Total United States	108,866,994
	TOTAL DEBT OBLIGATIONS (COST $127,042,660)	127,982,464

See accompanying notes to the financial statements.
2

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Principal Amount / Par Value ($)/ Shares		Description	Value ($)
		OPTIONS PURCHASED — 0.36%
		Currency Options — 0.36%
AUD	26,800,000	AUD Call/JPY Put, Expires 04/20/07, Strike 90.00	648,720
AUD	341,700,000	AUD Call/USD Put, Expires 07/19/07, Strike 0.81	1,822,987
AUD	26,800,000	AUD Put/JPY Call, Expires 04/20/07, Strike 85.00	2,100
CHF	171,300,000	CHF Call/USD Put, Expires 05/15/07, Strike 1.21	1,807,564
CHF	171,300,000	CHF Put/USD Call, Expires 05/15/07, Strike 1.27	133,095
EUR	85,200,000	EUR Call/USD Put, Expires 10/23/07, Strike 1.32	2,962,059
GBP	127,600,000	GBP Put/USD Call, Expires 06/05/07, Strike 1.92	1,152,526
JPY	4,790,000,000	JPY Call/USD Put, Expires 04/09/07, Strike 111.75	46,176
JPY	4,790,000,000	JPY Put/USD Call, Expires 04/09/07, Strike 119.65	183,601
		Total Currency Options	8,758,828
		TOTAL OPTIONS PURCHASED (COST $8,983,273)	8,758,828
		MUTUAL FUNDS — 94.14%
		United States — 94.14%
		Affiliated Issuers
	7,029,214	GMO Emerging Country Debt Fund, Class III	75,423,462
	68,586,587	GMO Short-Duration Collateral Fund	1,759,931,834
	18,171,870	GMO World Opportunity Overlay Fund	472,286,910
		Total United States	2,307,642,206
		TOTAL MUTUAL FUNDS (COST $2,302,486,210)	2,307,642,206
		SHORT-TERM INVESTMENTS — 0.33%
		Money Market Funds — 0.33%
	7,967,845	Merrimac Cash Series-Premium Class	7,967,845
		TOTAL SHORT-TERM INVESTMENTS (COST $7,967,845)	7,967,845
		TOTAL INVESTMENTS — 100.05% (Cost $2,446,479,988)	2,452,351,343
		Other Assets and Liabilities (net) — (0.05%)	(1,124,691)
		TOTAL NET ASSETS — 100.00%	$2,451,226,652

See accompanying notes to the financial statements.
3

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward Currency Contracts

Settlement Date	Deliver		In Exchange For		Net Unrealized Appreciation
3/06/2007	USD	94,170,608	NZD	136,700,000	$1,755,134
3/13/2007	USD	225,708,626	JPY	26,910,000,000	1,870,663
3/20/2007	EUR	143,500,000	NOK	1,187,909,275	3,774,873
3/27/2007	USD	251,512,857	AUD	320,900,000	1,158,588
4/03/2007	USD	94,377,532	CAD	110,900,000	534,055
4/10/2007	SEK	1,060,179,485	EUR	114,800,000	258,737
5/01/2007	USD	96,956,918	NZD	140,800,000	1,476,301
					$10,828,351
Settlement Date	Deliver		In Exchange For		Net Unrealized Depreciation
3/06/2007	NZD	136,700,000	USD	93,997,182	$(1,928,560)
3/13/2007	JPY	63,650,000,000	USD	536,691,931	(1,599,476)
3/20/2007	NOK	231,357,130	EUR	27,700,000	(1,063,705)
3/27/2007	AUD	132,100,000	USD	103,540,117	(473,276)
4/03/2007	CAD	298,500,000	USD	255,056,676	(408,688)
4/10/2007	EUR	33,800,000	SEK	306,450,235	(891,953)
4/17/2007	USD	309,265,776	GBP	157,100,000	(717,448)
4/24/2007	CHF	262,700,000	USD	211,726,400	(4,806,824)
5/08/2007	EUR	208,600,000	USD	275,026,632	(1,785,384)
					$(13,675,314)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1,591	Australian Government Bond 10 Yr.	March 2007	$128,239,476	$1,486,188
2,521	Australian Government Bond 3 Yr.	March 2007	199,195,482	1,073,675
987	Euro BOBL	March 2007	142,461,393	732,388
2,025	Euro Bund	March 2007	311,417,670	2,449,315
				$5,741,566

See accompanying notes to the financial statements.
4

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Futures Contracts — continued

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
2,727	Canadian Government Bond 10 Yr.	June 2007	$265,705,298	$(1,687,958)
760	Fed Funds 30 Day	March 2007	300,081,505	(18,115)
479	Japanese Government Bond 10 Yr. (TSE)	March 2007	546,191,876	(3,122,122)
1,151	U.S. Long Bond	June 2007	129,991,062	(3,036,452)
1,985	U.S. Treasury Note 10 Yr.	June 2007	215,558,594	(3,322,562)
1,432	U.S. Treasury Note 2 Yr.	June 2007	293,492,875	(1,660,262)
621	U.S. Treasury Note 5 Yr.	June 2007	65,796,891	(759,283)
607	UK Gilt Long Bond	June 2007	130,287,883	(1,128,245)
				$(14,734,999)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
5,000,000	USD	3/20/2014	Morgan Stanley	(Pay)	0.15%	Wyeth	$(10,706)
10,000,000	USD	2/20/2015	JP Morgan Chase Bank	(Pay)	0.61%	Telefonos de Mexico SA de CV	(70,301)
5,000,000	USD	11/1/2015	Goldman Sachs	(Pay)	0.62%	RPM UK	10,564
15,000,000	USD	12/20/2015	Barclays Bank PLC	(Pay)	0.73%	Boston Scientific Corp.	90,402
5,000,000	USD	12/20/2015	Morgan Stanley	(Pay)	0.81%	Boston Scientific Corp.	1,334
7,000,000	USD	9/20/2016	Barclays Bank PLC	(Pay)	0.32%	CVS Corp.	3,645
5,000,000	USD	12/20/2016	Morgan Stanley	(Pay)	0.46%	Ryder System, Inc., MTN	74,920
10,000,000	USD	12/20/2016	Barclays Bank PLC	(Pay)	0.72%	Southwest Airlines	(55,793)
10,000,000	USD	2/1/2017	Goldman Sachs	(Pay)	0.49%	Kinder Morgan Energy Partners LP	6,587
10,000,000	USD	1/20/2024	Goldman Sachs	(Pay)	1.11%	Eastman Chemical Co.	(166,074)
					Premiums to (Pay) Receive	$—	$(115,422)

See accompanying notes to the financial statements.
5

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
173,400,000	SEK	3/21/2009	JP Morgan	Receive	3.90%	3 month
			Chase Bank			SEK STIBOR	$(20,529)
626,500,000	SEK	3/21/2012	Citigroup	Receive	4.10%	3 month SEK STIBOR	(258,573)
469,500,000	SEK	3/21/2012	Deutsche Bank AG	Receive	4.10%	3 month SEK STIBOR	(193,775)
1,720,000,000	SEK	3/21/2012	JP Morgan Chase Bank	Receive	4.10%	3 month SEK STIBOR	(709,889)
36,600,000	CHF	3/21/2012	Deutsche Bank AG	(Pay)	2.70%	6 month CHF LIBOR	7,570
3,100,000	CHF	3/21/2012	JP Morgan Chase Bank	(Pay)	2.70%	6 month CHF LIBOR	641
5,800,000	CHF	3/21/2012	Merrill Lynch	(Pay)	2.70%	6 month CHF LIBOR	1,200
61,700,000	SEK	3/21/2014	JP Morgan Chase Bank	Receive	4.20%	3 month SEK STIBOR	(16,767)
26,200,000	CHF	3/21/2014	Citigroup	(Pay)	2.85%	6 month CHF LIBOR	(105,826)
43,700,000	CHF	3/21/2014	Deutsche Bank AG	(Pay)	2.85%	6 month CHF LIBOR	(176,512)
11,800,000	CHF	3/21/2014	JP Morgan Chase Bank	(Pay)	2.85%	6 month CHF LIBOR	(47,662)
7,200,000	CHF	3/21/2014	Merrill Lynch	(Pay)	2.85%	6 month CHF LIBOR	(29,082)
100,000,000	SEK	3/21/2017	Deutsche Bank AG	Receive	4.30%	3 month SEK STIBOR	36,286
121,100,000	SEK	3/21/2017	JP Morgan Chase Bank	Receive	4.30%	3 month SEK STIBOR	43,943
6,100,000	CHF	3/21/2017	Citigroup	(Pay)	3.00%	6 month CHF LIBOR	(60,131)
53,100,000	CHF	3/21/2017	Deutsche Bank AG	(Pay)	3.00%	6 month CHF LIBOR	(523,432)
32,300,000	CHF	3/21/2017	JP Morgan Chase Bank	(Pay)	3.00%	6 month CHF LIBOR	(318,397)
2,900,000	CHF	3/21/2017	Merrill Lynch	(Pay)	3.00%	6 month CHF LIBOR	(28,586)
					Premiums to (Pay) Receive	$4,938,362	$(2,399,521)

See accompanying notes to the financial statements.
6

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
150,000,000	USD	7/31/2007	Lehman Brothers	1 month	Lehman Brothers
				LIBOR - 0.14%	1-3 Year
					Treasury Index	$709,420
				Premiums to (Pay) Receive	$—	$709,420

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

STIBOR - Stockholm Interbank Offered Rate

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and collateral on open swap contracts (Note 2).

Currency Abbreviations:

AUD - Australian Dollar CAD - Canadian Dollar CHF - Swiss Franc EUR - Euro GBP - British Pound	JPY - Japanese Yen NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona USD - United States Dollar

See accompanying notes to the financial statements.
7

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $143,993,778) (Note 2)	$144,709,137
Investments in affiliated issuers, at value (cost $2,302,486,210) (Notes 2 and 8)	2,307,642,206
Foreign currency, at value (cost $15,325) (Note 2)	14,872
Interest receivable	1,549,951
Unrealized appreciation on open forward currency contracts (Note 2)	10,828,351
Receivable for variation margin on open futures contracts (Note 2)	2,578,755
Receivable for open swap contracts (Note 2)	986,512
Receivable for expenses reimbursed by Manager (Note 3)	159,589
Total assets	2,468,469,373
Liabilities:
Payable to affiliate for (Note 3):
Management fee	467,796
Shareholder service fee	119,196
Trustees and Chief Compliance Officer of GMO Trust fees	14,966
Unrealized depreciation on open forward currency contracts (Note 2)	13,675,314
Payable for open swap contracts (Note 2)	2,792,035
Accrued expenses	173,414
Total liabilities	17,242,721
Net assets	$2,451,226,652
Net assets consist of:
Paid-in capital	$2,449,529,624
Accumulated undistributed net investment income	984,360
Accumulated net realized gain	3,549,323
Net unrealized depreciation	(2,836,655)
$2,451,226,652
Net assets attributable to:
Class III shares	$226,916,548
Class VI shares	$2,224,310,104
Shares outstanding:
Class III	8,998,425
Class VI	88,206,249
Net asset value per share:
Class III	$25.22
Class VI	$25.22

See accompanying notes to the financial statements.
8

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Operations — Period from May 31, 2006
(commencement of operations) through February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$30,617,820
Interest	1,910,450
Total investment income	32,528,270
Expenses:
Management fee (Note 3)	1,759,537
Shareholder service fee – Class III (Note 3)	167,182
Shareholder service fee – Class VI (Note 3)	325,799
Custodian, fund accounting agent and transfer agent fees	108,602
Audit and tax fees	67,334
Legal fees	18,034
Trustees fees and related expenses (Note 3)	9,200
Registration fees	60,695
Miscellaneous	47,149
Total expenses	2,563,532
Fees and expenses reimbursed by Manager (Note 3)	(286,475)
Indirectly incurred fees waived or borne by Manager (Note 3)	(86,917)
Shareholder service fee waived (Note 3)	(30,859)
Net expenses	2,159,281
Net investment income (loss)	30,368,989
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	5,838
Realized gains distributions from affiliated issuers (Note 8)	1,422,552
Closed futures contracts	(3,868,434)
Closed swap contracts	1,069,622
Foreign currency, forward contracts and foreign currency related transactions	13,983,334
Net realized gain (loss)	12,612,912
Change in net unrealized appreciation (depreciation) on:
Investments	5,871,355
Open futures contracts	(8,993,433)
Open swap contracts	3,132,839
Foreign currency, forward contracts and foreign currency related transactions	(2,847,416)
Net unrealized gain (loss)	(2,836,655)
Net realized and unrealized gain (loss)	9,776,257
Net increase (decrease) in net assets resulting from operations	$40,145,246

See accompanying notes to the financial statements.
9

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from May 31, 2006 (commencement of operations) through February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$30,368,989
Net realized gain (loss)	12,612,912
Change in net unrealized appreciation (depreciation)	(2,836,655)
Net increase (decrease) in net assets from operations	40,145,246
Distributions to shareholders from:
Net investment income
Class III	(9,486,069)
Class VI	(28,962,149)
Total distributions from net investment income	(38,448,218)
Net share transactions (Note 7):
Class III	227,768,727
Class VI	2,221,760,897
Increase (decrease) in net assets resulting from net share transactions	2,449,529,624
Total increase (decrease) in net assets	2,451,226,652
Net assets:
Beginning of period	—
End of period (including accumulated undistributed net investment income of $984,360)	$2,451,226,652

See accompanying notes to the financial statements.
10

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)

	Period from July 13, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$25.06
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.96
Net realized and unrealized gain (loss)	0.34
Total from investment operations	1.30
Less distributions to shareholders:
From net investment income	(1.14)
Total distributions	(1.14)
Net asset value, end of period	$25.22
Total Return(b)	5.23	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$226,917
Net expenses to average daily net assets(c)	0.39	%*
Net investment income to average daily net assets(a)	5.96	%*
Portfolio turnover rate	7	%**††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total return would have been lower had certain expenses not been reimbursed and/or waived during the period shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents portfolio turnover rate of the Fund for the period May 31, 2006 through February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
11

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout the period)

	Period from May 31, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.76
Net realized and unrealized gain (loss)	0.61
Total from investment operations	1.37
Less distributions to shareholders:
From net investment income	(1.15)
Total distributions	(1.15)
Net asset value, end of period	$25.22
Total Return(b)	5.52	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,224,310
Net expenses to average daily net assets(c)	0.29	%*
Net investment income to average daily net assets(a)	4.01	%*
Portfolio turnover rate	7	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
12

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Strategic Fixed Income Fund (the "Fund"), which commenced operations on May 31, 2006, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of its benchmark. Effective on the close of business on September 29, 2006, based on the Manager's assessment of interest rates, the Fund's benchmark was changed from the Lehman Brothers 1-3 Year U.S. Treasury Index to the JPMorgan U.S. 3 Month Cash Index, which is independently maintained and published by JPMorgan. The Manager may, in the future, depending on the Manager's assessment of interest rate conditions, change the Fund's benchmark to another nationally recognized debt index with a duration between 90 days and 15 years.

The Fund typically invests in fixed income securities included in the Fund's benchmark and in securities with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. The Fund may invest in or use U.S. and foreign investment-grade bonds; shares of GMO Short-Duration Collateral Fund; shares of GMO World Opportunity Overlay Fund; futures contracts, currency forwards, swap contracts, and other types of derivatives; and sovereign debt of emerging countries, primarily through investment in shares of GMO Emerging Country Debt Fund (limited to 5% of the Fund's total assets).

For the period May 31, 2006 through February 28, 2007, the Fund's Class VI shares were operational and for the period July 13, 2006 through February 28, 2007, the Fund's Class III shares were operational. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect). Shares of GMO Short-Duration Collateral Fund and GMO World Opportunity Overlay Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the

13

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 35.10% of net assets.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

14

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the

15

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. There were no loan agreements outstanding at the end of the period.

16

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their

17

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments. There were no delayed delivery commitments outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the

18

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the period ended February 28, 2007, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the period ended February 28, 2007, the tax basis of distributions paid from ordinary income was $38,448,218.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $13,117,777 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions and partnership interest tax allocations.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $1,019,648, expiring in 2015. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2007, the Fund elected to defer to March 1, 2007 post-October capital losses of $12,287,100.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,453,425,996	$8,187,429	$(9,262,082)	$(1,074,653)

19

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and derivative contract transactions. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$9,063,589	$(9,063,589)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

20

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class's shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, expenses for legal services not procured or provided by the Manager for the Trust,

21

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's CCO (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the period ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.015%	0.004%	0.019%	0.038%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the period ended February 28, 2007 was $6,534 and $15,311, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the period ended February 28, 2007, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$34,805,274	$—
Investments (non-U.S. Government securities)	2,457,394,974	53,700,000

22

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 75.59% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. One of the shareholders is another fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, all of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from July 13, 2006 (commencement of operations) through February 28, 2007
Class III:	Shares	Amount
Shares sold	8,706,666	$220,472,019
Shares issued to shareholders in reinvestment of distributions	295,257	7,384,377
Shares repurchased	(3,498)	(87,669)
Net increase (decrease)	8,998,425	$227,768,727

23

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

	Period from May 31, 2006 (commencement of operations) through February 28, 2007
Class VI:	Shares	Amount
Shares sold	87,191,248	$2,196,531,526
Shares issued to shareholders in reinvestment of distributions	1,158,486	28,962,149
Shares repurchased	(143,485)	(3,732,778)
Net increase (decrease)	88,206,249	$2,221,760,897

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the securities of affiliated issuers during the period ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$—	$75,465,459	$—	$1,942,906	$1,422,552	$75,423,462
GMO Short-Duration Collateral Fund	—	1,812,674,913	53,000,000	28,674,914	—	1,759,931,834
GMO World Opportunity Overlay Fund	—	468,040,000	700,000	—	—	472,286,910
Totals	$—	$2,356,180,372	$53,700,000	$30,617,820	$1,422,552	$2,307,642,206

24

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Strategic Fixed Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Strategic Fixed Income Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2006 (commencement of operations) through February 28, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

25

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.42%	$1,000.00	$1,039.50	$2.12
2) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11
Class VI
1) Actual	0.33%	$1,000.00	$1,039.80	$1.67
2) Hypothetical	0.33%	$1,000.00	$1,023.16	$1.66

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

26

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $19,604,746 or if determined to be different, the qualified interest income of such year.

27

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

28

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

29

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Tax-Managed Small/Mid Cap Fund returned +7.4% for the fiscal year ended February 28, 2007, as compared to +11.4% for the Russell 2500 Index. On an after-tax basis, the Fund returned +6.9% compared to the benchmark's +11.1% for the same period. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

The portfolio's underperformance for the fiscal year is attributed to stock selection. Sector selection was a neutral factor for the period. Overweight exposure to Financial Services stocks, which lagged the market, worked against the portfolio, but was balanced by underweight exposure to Technology, which also underperformed.

Stock selection within sector was the portfolio's bugbear. Within Construction, the portfolio was underweight REITs, one of the period's strongest sources of return, and overweight home builders, which lagged along with sales. Selection within Retail and Technology also proved disappointing.

For the fiscal year, both the portfolio's valuation-based stock selection strategies and momentum-based strategies underperformed. As in the past year, the portfolio's valuation strategy's explicit credit to companies with strong financial quality (high, stable profitability and low debt) went unrewarded. The momentum-based strategy also underperformed, getting a bit whipsawed in the non-trending market environment.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $5,000,000 Investment in GMO Tax-Managed Small/Mid Cap Fund Class III Shares and the Russell 2500 Index As of February 28, 2007

$12,000,000
$11,000,000
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
1999
2000
2001
2002
2003
2004
2005
2006
2007
6/1/99
$4,975,000
$11,365,015
$10,825,720
GMO Tax-Managed Small/Mid Cap Fund*
Russell 2500 Index*

	Average Annual Total Returns*		
	1 Year	5 Year	Since Inception
Class III			6/1/99
	6.84%	12.23%	10.48%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  Returns do not reflect the tax effect a shareholder would pay on Fund distributions or the redemption of Fund shares.

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	97.84%
Short-Term Investments	2.28
Other	(0.12)
100.00%
Industry Sector Summary	% of Equity Investments
Financial	22.53%
Retail Stores	15.13
Services	10.89
Technology	10.32
Consumer Goods	8.40
Health Care	8.19
Construction	7.00
Food & Beverage	3.32
Automotive	3.12
Machinery	3.02
Utility	2.59
Manufacturing	2.22
Primary Process Industry	1.82
Transportation	1.19
Metals & Mining	0.16
Oil & Gas	0.10
100.00%

1

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 97.84%
	Automotive — 3.05%
5,325	ArvinMeritor, Inc.	97,234
1,300	BorgWarner, Inc.	95,732
6,200	Goodyear Tire & Rubber Co. (The) *	152,644
2,900	Lear Corp. *	107,068
3,000	Navistar International Corp. *	121,650
1,200	Oshkosh Truck Corp.	64,380
2,900	TRW Automotive Holdings Corp. *	88,334
	Total Automotive	727,042
	Construction — 6.85%
2,500	American Home Mortgage Acceptance Corp. REIT	68,375
7,600	Annaly Capital Management, Inc.	106,552
1,500	Anthracite Capital, Inc. REIT	18,765
400	Apartment Investment & Management Co.-Class A	23,544
1,600	Beazer Homes USA, Inc.	63,136
100	Camden Property Trust REIT	7,198
900	Crane Co.	34,281
2,400	EMCOR Group, Inc. *	144,144
200	Entertainment Properties Trust REIT	13,100
200	Home Properties, Inc.	11,716
2,200	Hovnanian Enterprises, Inc.-Class A *	68,420
200	iStar Financial, Inc. REIT	9,570
2,300	KB Home	114,080
3,000	Louisiana-Pacific Corp.	61,920
500	M/I Homes, Inc.	15,715
2,474	MDC Holdings, Inc.	126,322
5,000	MFA Mortgage Investments, Inc. REIT	37,050
400	National Health Investors, Inc. REIT	12,160
1,250	New Century Financial Corp.	19,125
200	NVR, Inc. *	135,400
2,200	Ryland Group, Inc.	105,974
1,900	Simpson Manufacturing Co., Inc.	63,118

See accompanying notes to the financial statements.
2

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Construction — continued
300	SL Green Realty Corp. REIT	43,758
3,000	Thor Industries, Inc.	125,520
5,800	Thornburg Mortgage, Inc. REIT	146,856
700	Toll Brothers, Inc. *	20,902
1,100	Winnebago Industries, Inc.	35,772
	Total Construction	1,632,473
	Consumer Goods — 8.22%
1,000	Alberto-Culver Co.	22,150
200	Bebe Stores, Inc.	3,676
2,300	Blyth, Inc.	47,150
3,000	Brunswick Corp.	97,950
400	Church & Dwight Co., Inc.	19,180
2,500	Columbia Sportswear Co.	158,925
800	Estee Lauder Cos. (The), Inc.-Class A	38,304
2,600	Ethan Allen Interiors, Inc.	95,836
4,700	Fossil, Inc. *	126,524
2,900	Furniture Brands International, Inc.	46,516
100	Genlyte Group, Inc. *	6,939
600	Guess ?, Inc.	48,888
5,100	Jones Apparel Group, Inc.	167,892
300	Kellwood Co.	9,459
2,000	K-Swiss, Inc.-Class A	56,380
5,200	La-Z-Boy, Inc.	71,552
2,300	Leggett & Platt, Inc.	54,786
7,000	Liz Claiborne, Inc.	315,000
100	Marvel Entertainment, Inc. *	2,779
2,100	Polaris Industries, Inc.	100,569
400	Polo Ralph Lauren Corp.	34,792
1,050	Select Comfort Corp. *	19,456
1,800	Steven Madden, Ltd.	53,208
500	Tempur-Pedic International, Inc.	12,445
3,800	Timberland Co.-Class A *	103,056
4,500	Tupperware Corp.	105,345

See accompanying notes to the financial statements.
3

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Consumer Goods — continued
2,100	Universal Corp.	110,607
1,100	Wolverine World Wide, Inc.	30,525
	Total Consumer Goods	1,959,889
	Financial — 22.04%
200	AG Edwards, Inc.	12,842
5,200	American Financial Group, Inc.	182,000
2,900	AmeriCredit Corp. *	70,818
400	AMERIGROUP Corp. *	13,232
2,400	Associated Banc Corp.	82,992
4,450	Astoria Financial Corp.	125,802
2,500	Bancorpsouth, Inc.	62,250
100	BlackRock, Inc.-Class A	15,904
5,400	Brown & Brown, Inc.	152,010
400	CapitalSource, Inc.	10,316
300	Cash America International, Inc.	12,183
400	Cathay General Bancorp	13,572
1,725	Chittenden Corp.	52,768
500	City National Corp.	36,090
200	Cohen & Steers, Inc.	8,366
1,007	Commerce Bancshares, Inc.	49,796
4,800	Commerce Group, Inc.	137,616
200	Cullen/Frost Bankers, Inc.	10,816
1,800	Downey Financial Corp.	117,972
300	EZCORP, Inc.-Class A *	4,455
5,200	First American Corp.	245,180
900	First Cash Financial Services, Inc. *	20,232
4,400	First Horizon National Corp.	189,860
1,150	First Marblehead Corp. (The)	51,911
600	FirstMerit Corp.	12,870
6,400	Flagstar Bancorp, Inc.	88,576
3,000	Fremont General Corp.	26,400
2,500	Greater Bay Bancorp	67,000
300	Hancock Holding Co.	13,371

See accompanying notes to the financial statements.
4

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Financial — continued
300	Hilb Rogal & Hobbs Co.	13,590
2,800	IndyMac Bancorp, Inc.	96,124
300	IntercontinentalExchange, Inc. *	45,255
2,900	Investors Financial Services Corp.	169,766
2,700	Jefferies Group, Inc.	73,035
200	Jones Lang LaSalle, Inc.	21,170
2,600	Knight Capital Group, Inc.-Class A *	41,106
1,700	LandAmerica Financial Group, Inc.	118,269
300	MAF Bancorp, Inc.	13,275
1,900	Mercury General Corp.	101,270
3,800	MoneyGram International, Inc.	114,228
3,700	Nationwide Financial Services, Inc.-Class A	198,320
5,800	New York Community Bancorp, Inc.	97,092
200	Ocwen Financial Corp. *	2,326
10,500	Old Republic International Corp.	234,360
300	Pacific Capital Bancorp	9,450
100	People's Bank	4,439
900	Philadelphia Consolidated Holding Corp. *	41,319
400	Piper Jaffray Cos., Inc. *	26,044
4,600	PMI Group (The), Inc.	215,602
3,400	Protective Life Corp.	150,994
2,700	Radian Group, Inc.	155,115
1,750	Raymond James Financial, Inc.	52,675
1,900	Redwood Trust, Inc. REIT	102,600
3,300	Reinsurance Group of America, Inc.	188,364
1,300	Ryder Systems, Inc.	66,872
3,000	SEI Investment Co.	181,350
2,500	StanCorp Financial Group, Inc.	120,500
2,000	Stewart Information Services Corp.	81,200
6,400	TCF Financial Corp.	169,216
300	Transatlantic Holdings, Inc.	19,830
500	Triad Guaranty, Inc. *	22,730
4,600	Trustmark Corp.	131,560
900	Umpqua Holdings Corp.	24,309

See accompanying notes to the financial statements.
5

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Financial — continued
1,000	United Rentals, Inc. *	28,580
800	Valley National Bancorp	20,144
600	W.R. Berkley Corp.	19,560
1,600	Webster Financial Corp.	79,024
1,000	Westamerica Bancorporation	49,100
1,400	Wilmington Trust Corp.	59,682
200	World Acceptance Corp. *	8,200
	Total Financial	5,254,845
	Food & Beverage — 3.25%
300	Corn Products International, Inc.	9,591
800	Hansen Natural Corp. *	28,000
400	JM Smucker Co. (The)	19,840
1,300	Lancaster Colony Corp.	55,055
2,300	McCormick & Co., Inc. (Non Voting)	88,067
4,900	NBTY, Inc. *	238,532
2,900	Smithfield Foods, Inc. *	84,709
13,700	Tyson Foods, Inc.-Class A	250,025
	Total Food & Beverage	773,819
	Health Care — 8.01%
3,700	Apria Healthcare Group *	117,845
200	Beckman Coulter, Inc.	12,832
1,000	Cephalon, Inc. *	71,080
500	Covance, Inc. *	30,830
1,500	DENTSPLY International, Inc.	47,310
900	Emdeon Corp. *	13,446
2,100	Endo Pharmaceuticals Holdings, Inc. *	65,541
300	Health Net, Inc. *	16,041
400	Hologic, Inc. *	22,020
1,900	Idexx Laboratories, Inc. *	163,742
300	Intuitive Surgical, Inc. *	33,330
11,000	King Pharmaceuticals, Inc. *	205,150
4,200	Lincare Holdings, Inc. *	164,010
400	Manor Care, Inc.	21,432

See accompanying notes to the financial statements.
6

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Health Care — continued
800	Medicis Pharmaceutical Corp.-Class A	29,088
3,300	Owens & Minor, Inc.	108,801
2,900	Patterson Cos., Inc. *	96,802
2,500	Pediatrix Medical Group, Inc. *	135,250
4,300	Pharmaceutical Product Development, Inc.	136,697
3,100	Respironics, Inc. *	127,007
2,200	Techne Corp. *	123,904
6,600	Tenet Healthcare Corp. *	45,078
1,400	Universal Health Services, Inc.-Class B	81,004
500	Vertex Pharmaceuticals, Inc. *	15,345
100	WellCare Health Plans, Inc. *	8,211
400	West Pharmaceutical Services, Inc.	18,104
	Total Health Care	1,909,900
	Machinery — 2.95%
2,600	AGCO Corp. *	94,250
300	Bucyrus International, Inc.-Class A	15,285
100	Cummins, Inc.	13,468
300	Dril-Quip, Inc. *	11,574
1,400	FMC Technologies, Inc. *	92,092
300	Gardner Denver, Inc. *	10,161
900	Graco, Inc.	36,459
300	Kaydon Corp.	13,011
800	Lincoln Electric Holdings, Inc.	49,920
1,000	Manitowoc Co. (The), Inc.	58,700
700	Nordson Corp.	34,146
1,300	Oceaneering International, Inc. *	51,272
100	Rofin-Sinar Technologies, Inc. *	6,014
1,500	RPC, Inc.	22,425
1,500	Superior Energy Services, Inc. *	45,975
1,900	Terex Corp. *	125,096
500	Tetra Technologies, Inc. *	11,115
200	Universal Compression Holdings, Inc. *	13,390
	Total Machinery	704,353

See accompanying notes to the financial statements.
7

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Manufacturing — 2.17%
1,200	Bemis Co., Inc.	39,756
300	Carlisle Cos., Inc.	26,142
100	Greif, Inc.-Class A	11,743
900	Mueller Industries, Inc.	26,820
1,400	Pactiv Corp. *	45,080
2,100	Reliance Steel & Aluminum Co.	95,886
2,000	Sonoco Products Co.	74,040
400	Spartech Corp.	10,592
800	Timken Co. (The)	22,864
1,800	Trinity Industries, Inc.	75,330
700	Valmont Industries, Inc.	39,704
1,700	Zoltek Cos., Inc. *	50,252
	Total Manufacturing	518,209
	Metals & Mining — 0.16%
300	Century Aluminum Co. *	13,659
700	Titanium Metals Corp. *	24,430
	Total Metals & Mining	38,089
	Oil & Gas — 0.10%
800	Frontier Oil Corp.	23,640
	Primary Process Industry — 1.78%
700	Airgas, Inc.	28,889
700	AK Steel Holding Corp. *	16,191
700	Albemarle Corp.	57,295
200	Cabot Corp.	8,944
200	Carpenter Technology Corp.	23,710
2,500	Commercial Metals Co.	68,850
700	International Flavors & Fragrances, Inc.	32,760
400	NewMarket Corp.	17,556
200	OM Group, Inc. *	10,134
2,600	Sensient Technologies Corp.	63,674
700	Sigma Aldrich Corp.	28,700

See accompanying notes to the financial statements.
8

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Primary Process Industry — continued
1,200	Steel Dynamics, Inc.	45,288
800	Valspar Corp.	21,688
	Total Primary Process Industry	423,679
	Retail Stores — 14.81%
7,900	American Eagle Outfitters, Inc.	245,295
900	AnnTaylor Stores Corp. *	31,941
500	Asbury Automotive Group, Inc.	13,355
5,700	AutoNation, Inc. *	125,172
1,400	Big Lots, Inc. *	35,042
4,300	BJ's Wholesale Club, Inc. *	138,804
1,900	Borders Group, Inc.	40,622
800	CarMax, Inc. *	42,160
1,500	Casey's General Stores, Inc.	37,515
3,300	CDW Corp.	204,864
200	Children's Place Retail Stores, Inc. *	10,892
1,000	Christopher & Banks Corp.	18,570
500	Circuit City Stores, Inc.	9,515
3,400	Claire's Stores, Inc.	109,276
1,000	Dillard's, Inc.-Class A	33,400
1,100	Dollar General Corp.	18,568
7,500	Dollar Tree Stores, Inc. *	255,825
2,200	Dress Barn, Inc. *	46,244
8,100	Family Dollar Stores, Inc.	234,657
500	Fastenal Co.	17,635
1,300	Foot Locker, Inc.	29,536
2,400	Group 1 Automotive, Inc.	111,048
1,100	Gymboree Corp. (The) *	41,459
3,500	Insight Enterprises, Inc. *	67,620
1,100	OfficeMax, Inc.	57,090
5,300	O'Reilly Automotive, Inc. *	182,479
2,500	Pacific Sunwear of California, Inc. *	45,000
400	PetSmart, Inc.	12,124
6,100	RadioShack Corp.	152,317

See accompanying notes to the financial statements.
9

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Retail Stores — continued
5,250	Rent-A-Center, Inc. *	148,680
1,800	Rite Aid Corp. *	10,746
4,200	Ross Stores, Inc.	137,634
3,300	Sonic Automotive, Inc.	97,020
8,100	Supervalu, Inc.	299,376
2,300	Talbots, Inc.	58,052
500	Tiffany & Co.	21,770
1,900	Tween Brands, Inc. *	68,115
7,000	United Auto Group, Inc.	153,720
3,400	Williams-Sonoma, Inc.	114,784
2,000	Zale Corp. *	51,520
	Total Retail Stores	3,529,442
	Services — 10.65%
3,700	Allied Waste Industries, Inc. *	47,434
4,750	Applebee's International, Inc.	121,410
800	Bob Evans Farms, Inc.	28,928
5,850	Brinker International, Inc.	198,959
3,600	Career Education Corp. *	106,488
2,200	CBRL Group, Inc.	102,652
300	CEC Entertainment, Inc. *	12,792
900	Choice Hotels International, Inc.	33,741
3,000	Copart, Inc. *	88,350
1,600	Corinthian Colleges, Inc. *	22,320
1,100	Corporate Executive Board Co. (The)	85,591
500	Corrections Corporation of America *	26,180
3,150	Factset Research Systems, Inc.	191,709
3,000	ITT Educational Services, Inc. *	239,940
2,400	Jack in the Box, Inc. *	164,016
300	Manpower, Inc.	22,290
800	MPS Group, Inc. *	11,456
5,100	New York Times Co.-Class A	126,123
400	Nutri/System, Inc. *	18,060
2,200	OSI Restaurant Partners, Inc.	88,000

See accompanying notes to the financial statements.
10

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Services — continued
2,400	Papa John's International, Inc. *	70,872
300	PeopleSupport, Inc. *	6,348
3,400	Performance Food Group Co. *	100,198
2,100	Pool Corp.	73,710
1,500	R.H. Donnelley Corp.	107,325
400	Rare Hospitality International, Inc. *	12,344
2,400	Regis Corp.	100,992
200	Robert Half International, Inc.	7,814
2,700	Ruby Tuesday, Inc.	79,110
4,600	Sabre Holdings Corp.-Class A	148,718
1,825	Sonic Corp. *	39,548
700	Sothebys Holdings, Inc.-Class A	25,452
1,800	Valassis Communications, Inc. *	29,952
	Total Services	2,538,822
	Technology — 10.10%
700	Acuity Brands, Inc.	38,780
2,500	Akamai Technologies, Inc. *	128,925
800	Alliance Data Systems Corp. *	47,800
1,300	Alliant Techsystems, Inc. *	112,515
2,200	Amkor Technology, Inc. *	25,366
500	Applera Corp.-Applied Biosystems Group	15,440
200	Armor Holdings, Inc. *	12,738
700	Atheros Communications, Inc. *	17,689
4,200	Atmel Corp. *	23,268
1,700	AVX Corp.	25,976
600	Belden CDT, Inc.	27,822
2,700	BMC Software, Inc. *	83,322
2,600	Brocade Communications Systems, Inc. *	23,426
200	Ceradyne, Inc. *	10,320
700	Checkfree Corp. *	26,544
400	Ciena Corp. *	12,588
1,100	Citrix Systems, Inc. *	35,420
500	Cogent Communications Group, Inc. *	11,280

See accompanying notes to the financial statements.
11

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Technology — continued
1,800	CommScope, Inc. *	69,246
5,100	Convergys Corp. *	131,172
800	Daktronics, Inc.	21,336
3,900	Deluxe Corp.	120,393
200	Diebold, Inc.	9,474
200	Digital River, Inc. *	11,078
2,000	Encore Wire Corp.	51,920
2,600	Energizer Holdings, Inc. *	223,392
100	FLIR Systems, Inc. *	3,476
300	Formfactor, Inc. *	12,825
300	General Cable Corp. *	14,985
1,100	Global Imaging Systems, Inc. *	22,077
2,800	IKON Office Solutions, Inc.	39,144
8,400	Ingram Micro, Inc.-Class A *	163,212
700	Integrated Device Technology, Inc. *	11,354
400	Macrovision Corp. *	9,868
100	McAfee, Inc. *	3,012
600	Mentor Graphics Corp. *	10,134
400	Molex, Inc.	11,732
400	Novellus System, Inc. *	12,880
2,100	Nuance Communications, Inc. *	29,589
1,500	OmniVision Technologies, Inc. *	19,440
800	Orbital Sciences Corp. *	15,832
800	Perot Systems Corp.-Class A *	13,456
2,300	Plexus Corp. *	37,720
300	Polycom, Inc. *	9,570
1,200	Rambus, Inc. *	23,904
1,000	Realnetworks, Inc. *	8,160
200	Rogers Corp. *	9,682
400	ScanSource, Inc. *	11,064
1,600	Sirenza Microdevices, Inc. *	12,400
3,100	Smith Micro Software, Inc. *	41,819
3,800	SonicWALL, Inc. *	33,136
2,300	Syntel, Inc.	82,524

See accompanying notes to the financial statements.
12

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Technology — continued
3,800	Tech Data Corp. *	141,664
900	Tektronix, Inc.	25,749
1,400	Thomas & Betts Corp. *	71,148
700	Total System Services, Inc.	21,854
1,000	TTM Technologies, Inc. *	11,340
1,300	Unisys Corp. *	11,037
200	United Stationers, Inc. *	11,000
500	Waters Corp. *	27,130
500	WebEx Communications, Inc. *	21,715
1,100	WESCO International, Inc. *	73,403
300	Zebra Technologies Corp *	11,883
	Total Technology	2,408,148
	Transportation — 1.17%
200	Arkansas Best Corp.	7,894
700	Celadon Group, Inc. *	12,537
500	Continental Airlines, Inc.-Class B *	19,800
1,400	EGL, Inc. *	49,294
750	Forward Air Corp.	24,465
300	Kirby Corp. *	10,962
300	Landstar System, Inc.	13,407
800	Old Dominion Freight Line, Inc. *	24,888
1,300	Overseas Shipholding Group, Inc.	78,754
700	US Airways Group, Inc. *	36,603
	Total Transportation	278,604
	Utility — 2.53%
5,800	Centerpoint Energy, Inc.	103,472
5,500	CenturyTel, Inc.	246,125
600	CT Communications, Inc.	14,142
9,200	Level 3 Communications, Inc. *	60,444
400	OGE Energy Corp.	15,444
400	ONEOK, Inc.	16,664
1,700	Pepco Holdings, Inc.	45,254

See accompanying notes to the financial statements.
13

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	Utility — continued
600	Telephone & Data Systems, Inc.	33,414
3,100	Time Warner Telecom, Inc.-Class A *	68,231
	Total Utility	603,190
	TOTAL COMMON STOCKS (COST $19,583,488)	23,324,144
	SHORT-TERM INVESTMENTS — 2.28%
	Other Short-Term Investments — 2.28%
543,992	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $544,056 and an effective yield of 4.25% collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $554,872.	543,992
	TOTAL SHORT-TERM INVESTMENTS (COST $543,992)	543,992
	TOTAL INVESTMENTS — 100.12% (Cost $20,127,480)	23,868,136
	Other Assets and Liabilities (net) — (0.12%)	(28,795)
	TOTAL NET ASSETS — 100.00%	$23,839,341

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

See accompanying notes to the financial statements.
14

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value (cost $20,127,480) (Note 2)	$23,868,136
Dividends and interest receivable	20,009
Receivable for expenses reimbursed by Manager (Note 3)	22,204
Total assets	23,910,349
Liabilities:
Payable to affiliate for (Note 3):
Management fee	10,467
Shareholder service fee	2,855
Trustees and Chief Compliance Officer of GMO Trust fees	201
Accrued expenses	57,485
Total liabilities	71,008
Net assets	$23,839,341
Net assets consist of:
Paid-in capital	$20,707,371
Accumulated undistributed net investment income	13,008
Accumulated net realized loss	(621,694)
Net unrealized appreciation	3,740,656
$23,839,341
Net assets attributable to:
Class III shares	$23,839,341
Shares outstanding:
Class III	1,184,970
Net asset value per share:
Class III	$20.12

See accompanying notes to the financial statements.
15

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends	$402,280
Interest	27,435
Total investment income	429,715
Expenses:
Management fee (Note 3)	153,384
Shareholder service fee – Class III (Note 3)	41,832
Custodian, fund accounting agent and transfer agent fees	40,393
Audit and tax fees	50,008
Legal fees	813
Trustees fees and related expenses (Note 3)	487
Registration fees	2,841
Miscellaneous	1,092
Total expenses	290,850
Fees and expenses reimbursed by Manager (Note 3)	(94,964)
Net expenses	195,886
Net investment income (loss)	233,829
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	5,667,292
Closed futures contracts	14,472
Net realized gain (loss)	5,681,764
Change in net unrealized appreciation (depreciation) on investments	(3,743,425)
Net realized and unrealized gain (loss)	1,938,339
Net increase (decrease) in net assets resulting from operations	$2,172,168

See accompanying notes to the financial statements.
16

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$233,829	$151,943
Net realized gain (loss)	5,681,764	3,514,442
Change in net unrealized appreciation (depreciation)	(3,743,425)	(963,742)
Net increase (decrease) in net assets from operations	2,172,168	2,702,643
Distributions to shareholders from:
Net investment income
Class III	(236,763)	(144,604)
Net realized gains
Class III	(242,583)	—
	(479,346)	(144,604)
Net share transactions (Note 7):
Class III	(9,646,449)	2,106,548
Purchase premiums (Notes 2 and 7):
Class III	3,071	40,000
Total increase (decrease) in net assets resulting from net share transactions and purchase premiums	(9,643,378)	2,146,548
Total increase (decrease) in net assets	(7,950,556)	4,704,587
Net assets:
Beginning of period	31,789,897	27,085,310
End of period (including accumulated undistributed net investment income of $13,008 and $18,415, respectively)	$23,839,341	$31,789,897

See accompanying notes to the financial statements.
17

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$19.07	$16.94	$14.80	$9.66	$11.76
Income (loss) from investment operations:
Net investment income (loss)	0.16 †	0.11 †	0.08 †	0.08	0.11
Net realized and unrealized gain (loss)	1.23	2.13	2.13	5.14	(2.10)
Total from investment operations	1.39	2.24	2.21	5.22	(1.99)
Less distributions to shareholders:
From net investment income	(0.16)	(0.11)	(0.07)	(0.08)	(0.11)
From net realized gains	(0.18)	—	—	—	—
Total distributions	(0.34)	(0.11)	(0.07)	(0.08)	(0.11)
Net asset value, end of period	$20.12	$19.07	$16.94	$14.80	$9.66
Total Return(a)	7.38%	13.25%	14.99%	54.21%	(17.00)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$23,839	$31,790	$27,085	$24,529	$20,723
Net expenses to average daily net assets	0.70%	0.70%	0.70%	0.70%	0.71%
Net investment income to average daily net assets	0.84%	0.61%	0.56%	0.62%	0.90%
Portfolio turnover rate	65%	78%	90%	66%	55%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.34%	0.27%	0.25%	0.31%	0.18%
Purchase premiums consisted of the following per share amounts:†	— (b)	$0.03	— (b)	—	$0.01

(a)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums which are borne by the shareholders.

(b)  Purchase premiums were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
18

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Tax-Managed Small/Mid Cap Fund (the "Fund") (formerly GMO Tax-Managed Small Companies Fund) is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high after-tax total return. The Fund seeks to achieve its objective by outperforming the Russell 2500 Index (after tax), which is computed by GMO by adjusting the return of the Russell 2500 Index by its tax cost. The Fund typically makes equity investment in companies that issue stocks included in the Russell 2500 Index, and companies with similar size characteristics, and uses quantitative models integrated with tax management techniques to provide exposure to the U.S. small- and mid-cap company equity market to investors subject to U.S. federal income tax.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency

19

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to

20

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2007, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid

21

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $236,763 and $144,604, respectively, and long-term capital gains – $242,583 and $0, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $13,008 and $592,824 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to certain differences in the computation of distributable income and capital gains under U.S. Federal tax rules versus U.S. GAAP.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $820,904 and $393,614 expiring in 2010 and 2011, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$20,127,480	$4,137,947	$(397,291)	$3,740,656

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. Federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(2,473)	$(3,573,985)	$3,576,458

22

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

For the period ended February 28, 2007, the Fund had realized gross gains attributed to redemption in-kind transactions of $3,594,456.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchases of Fund shares

As of February 28, 2007, the premium on cash purchases of Fund shares is currently 0.50%. If the Manager determines that any portion of a cash purchase is offset by a corresponding cash redemption occurring on the same day, it will waive the purchase premium in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums are paid to and recorded by the Fund as paid-in-capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $3,071 and $40,000 in purchase premiums, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006.

23

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.55% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

GMO has entered into a binding agreement effective until at least June 30, 2007 to reimburse the Fund to the extent that the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the Chief Compliance Officer ("CCO") and independent Trustees (including legal fees), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes) exceed 0.55% of the average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $395 and $182, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $17,840,622 and $27,601,867, respectively.

24

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2007, 88.54% of the outstanding shares of the Fund were held by five shareholders, each holding in excess of 10% of the Fund's shares outstanding. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 1.46% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	33,181	$611,099	413,504	$7,960,000
Shares issued to shareholders in reinvestment of distributions	18,058	349,234	3,224	56,937
Shares repurchased	(533,119)	(10,606,782)	(348,898)	(5,910,389)
Purchase premiums	—	3,071	—	40,000
Net increase (decrease)	(481,880)	$(9,643,378)	67,830	$2,146,548

25

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Tax-Managed Small/Mid Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Tax-Managed Small/Mid Cap Fund (formerly GMO Tax-Managed Small Companies Fund) (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

26

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums; and (2) ongoing costs, including management fees, shareholder service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $5,000,000 account value divided by $1,000 = 5,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.70%	$1,000.00	$1,120.60	$3.68
2) Hypothetical	0.70%	$1,000.00	$1,021.32	$3.51

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

27

GMO Tax-Managed Small/Mid Cap Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $242,583 from long-term capital gains.

For taxable, non-corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 100.00% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $17,068 or if determined to be different, the qualified interest income of such year.

28

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

29

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

30

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

31

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

32

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the U.S. Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO U.S. Small/Mid Cap Growth Fund returned +4.9% for the fiscal year ended February 28, 2007, as compared to +8.0% for the Russell 2500 Growth Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in U.S. equity securities throughout the period.

Stock selection detracted from returns relative to the Russell 2500 Growth Index. Selections in the Machinery and Primary Process Industry sectors added to relative returns while selections in the Technology and Construction sectors detracted. In terms of individual names, overweight positions in Terex Corp, William Lyon Homes, and Guess added to relative returns. Overweight positions in Citrix Systems, Omnicare, and Fastenal detracted.

Sector selection added to returns relative to the Russell 2500 Growth Index. Sector weightings positively impacting relative performance included underweight positions in Healthcare and Oil & Gas. Sector weightings negatively impacting relative performance included underweight positions in the Construction and Utility sectors.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Small/Mid Cap Growth Fund Class III Shares and the Russell 2500 Growth Index As of February 28, 2007

$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2/28/97
$9,950,000
$22,849,620
$20,809,030
U.S. Small/Mid Cap Growth Fund
Russell 2500 Growth Index

	Average Annual Total Returns†		
	1 Year	5 Year	10 Year
Class III	3.82%	11.70%	8.61%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .50% on the purchase and .50% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

† The Fund is the successor to the GMO Small/Mid Cap Growth Fund, therefore, performance for the periods prior to September 16, 2005 is that of GMO Small/Mid Cap Growth Fund.

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	96.84%
Short-Term Investments	23.85
Futures	0.00
Other	(20.69)
100.00%
Industry Sector Summary	% of Equity Investments
Technology	22.24%
Retail Stores	16.06
Financial	11.23
Services	8.56
Consumer Goods	7.72
Health Care	7.67
Machinery	5.56
Primary Process Industry	5.19
Construction	4.19
Transportation	3.76
Manufacturing	3.11
Food & Beverage	1.86
Oil & Gas	0.93
Automotive	0.90
Utility	0.66
Metals & Mining	0.36
100.00%

1

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 96.84%
	Automotive — 0.87%
4,100	Goodyear Tire & Rubber Co. (The) * (a)	100,942
1,900	Navistar International Corp. *	77,045
800	Oshkosh Truck Corp. (a)	42,920
	Total Automotive	220,907
	Construction — 4.06%
600	American Woodmark Corp. (a)	23,844
500	Apartment Investment & Management Co.-Class A	29,430
600	Beazer Homes USA, Inc. (a)	23,676
2,000	Crane Co.	76,180
800	EMCOR Group, Inc. *	48,048
100	Essex Property Trust, Inc. REIT	13,889
500	Florida Rock Industries, Inc. (a)	33,690
1,000	Home Properties, Inc. (a)	58,580
900	Hovnanian Enterprises, Inc.-Class A* (a)	27,990
800	Jacobs Engineering Group, Inc. *	72,272
700	KB Home	34,720
200	M/I Homes, Inc.	6,286
1,067	MDC Holdings, Inc.	54,481
600	NCI Building Systems, Inc. *	33,504
100	NVR, Inc. *	67,700
900	Ryland Group, Inc.	43,353
1,600	Simpson Manufacturing Co., Inc. (a)	53,152
500	SL Green Realty Corp. REIT	72,930
100	Standard-Pacific Corp. (a)	2,553
4,800	Thor Industries, Inc. (a)	200,832
500	Toll Brothers, Inc. *	14,930
1,100	Winnebago Industries, Inc. (a)	35,772
	Total Construction	1,027,812

See accompanying notes to the financial statements.
2

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Consumer Goods — 7.47%
1,600	Alberto-Culver Co.	35,440
3,200	Bebe Stores, Inc.	58,816
800	Brunswick Corp.	26,120
1,999	Charles & Colvard, Ltd. (a)	14,733
600	Church & Dwight Co., Inc.	28,770
1,200	Columbia Sportswear Co. (a)	76,284
700	Crocs, Inc. * (a)	34,104
1,100	Deckers Outdoor Corp. * (a)	71,720
900	Estee Lauder Cos. (The), Inc.-Class A	43,092
1,600	Ethan Allen Interiors, Inc. (a)	58,976
2,950	Fossil, Inc. *	79,414
600	Genlyte Group, Inc. *	41,634
1,200	Guess ?, Inc.	97,776
2,800	Hasbro, Inc.	79,212
1,000	Herman Miller, Inc.	38,470
100	HNI Corp.	5,000
700	Kenneth Cole Productions, Inc.-Class A	17,885
1,700	K-Swiss, Inc.-Class A	47,923
2,700	Leggett & Platt, Inc. (a)	64,314
1,400	Liz Claiborne, Inc.	63,000
3,100	Marvel Entertainment, Inc. * (a)	86,149
1,100	Matthews International Corp.-Class A	44,011
600	Middleby Corp. * (a)	66,168
500	Oakley, Inc.	10,490
700	Oxford Industries, Inc.	34,573
1,500	Phillips-Van Heusen Corp.	82,260
800	Polaris Industries, Inc.	38,312
1,500	Polo Ralph Lauren Corp.	130,470
4,200	Select Comfort Corp. * (a)	77,826
800	Skechers U.S.A., Inc.-Class A *	27,936
2,350	Steven Madden, Ltd.	69,466
4,700	Tempur-Pedic International, Inc.	116,983
1,600	Timberland Co.-Class A *	43,392
1,000	Tupperware Corp.	23,410

See accompanying notes to the financial statements.
3

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Consumer Goods — continued
400	Under Armour, Inc.-Class A * (a)	18,380
1,400	Wolverine World Wide, Inc.	38,850
	Total Consumer Goods	1,891,359
	Financial — 10.88%
1,200	AG Edwards, Inc.	77,052
1,000	American Capital Strategies, Ltd.	44,480
1,000	AmeriCredit Corp. * (a)	24,420
3,200	AMERIGROUP Corp. * (a)	105,856
200	BankUnited Financial Corp. (a)	4,884
400	BlackRock, Inc.-Class A	63,616
6,000	Brown & Brown, Inc. (a)	168,900
1,100	CapitalSource, Inc. (a)	28,369
1,300	Cash America International, Inc.	52,793
400	Downey Financial Corp. (a)	26,216
5,200	EZCORP, Inc.-Class A *	77,220
200	Federated Investors, Inc.-Class B	7,154
1,300	First Cash Financial Services, Inc. *	29,224
7,700	First Marblehead Corp. (The)	347,578
400	FirstFed Financial Corp. * (a)	22,880
100	Fremont General Corp. (a)	880
400	Hancock Holding Co.	17,828
100	IndyMac Bancorp, Inc. (a)	3,433
1,300	IntercontinentalExchange, Inc. *	196,105
900	International Securities Exchange Holdings, Inc.	41,625
2,800	Investors Financial Services Corp.	163,912
2,200	Jefferies Group, Inc.	59,510
1,000	Jones Lang LaSalle, Inc.	105,850
3,400	Knight Capital Group, Inc.-Class A *	53,754
3,800	MoneyGram International, Inc. (a)	114,228
900	Nara Bancorp, Inc.	16,659
900	People's Bank (a)	39,951
600	Philadelphia Consolidated Holding Corp. *	27,546

See accompanying notes to the financial statements.
4

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Financial — continued
600	Piper Jaffray Cos., Inc. *	39,066
900	PMI Group (The), Inc.	42,183
900	Pre-Paid Legal Services, Inc. * (a)	37,242
600	Radian Group, Inc.	34,470
2,300	Raymond James Financial, Inc.	69,230
900	Reinsurance Group of America, Inc.	51,372
1,700	Ryder Systems, Inc.	87,448
3,100	SEI Investment Co.	187,395
200	Student Loan Corp.	38,302
2,000	TCF Financial Corp.	52,880
2,800	United Rentals, Inc. * (a)	80,024
2,300	W.R. Berkley Corp.	74,980
900	World Acceptance Corp. *	36,900
	Total Financial	2,753,415
	Food & Beverage — 1.80%
400	Andersons (The), Inc.	16,832
2,700	Corn Products International, Inc.	86,319
900	Mannatech, Inc. (a)	13,356
2,500	McCormick & Co., Inc. (Non Voting)	95,725
500	MGP Ingredients, Inc. (a)	9,920
3,300	NBTY, Inc. *	160,644
700	Ralcorp Holdings, Inc. *	40,614
299	Sanderson Farms, Inc. (a)	9,673
800	Smithfield Foods, Inc. *	23,368
	Total Food & Beverage	456,451
	Health Care — 7.43%
1,600	Abaxis, Inc. * (a)	36,496
2,600	Apria Healthcare Group * (a)	82,810
1,300	Candela Corp. *	14,807
500	Cephalon, Inc. * (a)	35,540

See accompanying notes to the financial statements.
5

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Health Care — continued
1,200	Covance, Inc. *	73,992
1,500	Cytyc Corp. *	45,450
2,800	DENTSPLY International, Inc.	88,312
400	Edwards Lifesciences Corp. *	20,188
1,800	Emdeon Corp. * (a)	26,892
900	Endo Pharmaceuticals Holdings, Inc. *	28,089
500	Genesis HealthCare Corp. *	31,525
600	Healthspring, Inc. *	12,678
600	Henry Schein, Inc. *	31,302
700	Hillenbrand Industries, Inc.	41,860
1,700	Idexx Laboratories, Inc. *	146,506
1,900	Immucor, Inc. *	56,506
300	Kinetic Concepts, Inc. *	14,745
1,600	King Pharmaceuticals, Inc. * (a)	29,840
500	LifePoint Hospitals, Inc. *	18,300
2,400	Lincare Holdings, Inc. *	93,720
600	Magellan Health Services, Inc. *	25,086
3,100	Manor Care, Inc. (a)	166,098
1,500	Medicis Pharmaceutical Corp.-Class A (a)	54,540
600	Molina Healthcare, Inc. *	18,696
3,900	OraSure Technologies, Inc. *	31,044
1,200	Owens & Minor, Inc.	39,564
1,200	PAREXEL International Corp. *	40,812
2,800	Patterson Cos., Inc. *	93,464
1,200	Pediatrix Medical Group, Inc. *	64,920
3,200	Pharmaceutical Product Development, Inc.	101,728
1,400	RehabCare Group, Inc. *	21,280
1,600	Respironics, Inc. *	65,552
1,200	Techne Corp. *	67,584
1,600	Universal Health Services, Inc.-Class B	92,576
100	VCA Antech, Inc. * (a)	3,671
200	WellCare Health Plans, Inc. *	16,422
700	West Pharmaceutical Services, Inc.	31,682
600	Zoll Medical Corp. *	16,686
	Total Health Care	1,880,963

See accompanying notes to the financial statements.
6

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Machinery — 5.39%
3,000	AGCO Corp. * (a)	108,750
200	Cummins, Inc.	26,936
2,300	FMC Technologies, Inc. *	151,294
1,300	Gardner Denver, Inc. *	44,031
1,800	Graco, Inc.	72,918
1,600	Kaydon Corp.	69,392
1,200	Lincoln Electric Holdings, Inc.	74,880
2,700	Manitowoc Co. (The), Inc.	158,490
700	MSC Industrial Direct Co., Inc.-Class A	30,198
1,300	Nordson Corp.	63,414
1,300	Oceaneering International, Inc. *	51,272
600	Rofin-Sinar Technologies, Inc. *	36,084
2,600	RPC, Inc.	38,870
5,800	Terex Corp. *	381,872
700	Universal Compression Holdings, Inc. * (a)	46,865
200	W-H Energy Services, Inc. *	8,400
	Total Machinery	1,363,666
	Manufacturing — 3.02%
800	Carlisle Cos., Inc.	69,712
200	Greif, Inc.-Class A	23,486
900	Harsco Corp.	77,220
700	Lamson & Sessions Co. (The) *	21,091
1,700	Mueller Industries, Inc.	50,660
1,500	Packaging Corporation of America	36,750
6,800	Pactiv Corp. *	218,960
2,700	Reliance Steel & Aluminum Co. (a)	123,282
1,600	Sonoco Products Co.	59,232
2,000	Timken Co. (The)	57,160
400	Valmont Industries, Inc.	22,688
100	Zoltek Cos., Inc. * (a)	2,956
	Total Manufacturing	763,197

See accompanying notes to the financial statements.
7

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Metals & Mining — 0.34%
1,100	Amcol International Corp.	31,185
400	Brush Engineered Materials, Inc. *	17,928
3,000	Stillwater Mining Co. *	38,190
	Total Metals & Mining	87,303
	Oil & Gas — 0.90%
3,100	Abraxas Petroleum Corp. *	9,486
2,100	Frontier Oil Corp.	62,055
2,100	Holly Corp.	116,487
501	St. Mary Land & Exploration Co.	18,041
3,300	Vaalco Energy, Inc. *	21,219
	Total Oil & Gas	227,288
	Primary Process Industry — 5.02%
800	Airgas, Inc.	33,016
7,900	AK Steel Holding Corp. *	182,727
1,400	Albemarle Corp.	114,590
1,100	Carpenter Technology Corp.	130,405
700	Chaparral Steel Co.	34,881
3,900	Commercial Metals Co.	107,406
600	Eastman Chemical Co.	35,472
3,900	Hercules, Inc. *	78,624
1,700	International Flavors & Fragrances, Inc. (a)	79,560
1,400	NewMarket Corp.	61,446
500	Olympic Steel, Inc.	14,720
1,800	OM Group, Inc. *	91,206
1,300	PolyOne, Corp. *	8,723
4,900	Steel Dynamics, Inc.	184,926
600	Steel Technologies, Inc.	17,592
3,900	W.R. Grace & Co. * (a)	96,096
	Total Primary Process Industry	1,271,390

See accompanying notes to the financial statements.
8

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Retail Stores — 15.55%
400	Abercrombie & Fitch Co.-Class A	31,268
3,700	Aeropostale, Inc. *	135,568
13,900	American Eagle Outfitters, Inc.	431,595
3,500	AnnTaylor Stores Corp. *	124,215
900	AutoNation, Inc. *	19,764
3,200	Big Lots, Inc. *	80,096
1,200	BJ's Wholesale Club, Inc. *	38,736
5,400	CarMax, Inc. *	284,580
4,000	CDW Corp. (a)	248,320
2,200	Charlotte Russe Holding, Inc. *	64,218
1,300	Children's Place Retail Stores, Inc. *	70,798
3,200	Christopher & Banks Corp. (a)	59,424
2,800	Circuit City Stores, Inc. (a)	53,284
2,500	Claire's Stores, Inc.	80,350
1,500	Conn's, Inc. * (a)	37,965
800	Dick's Sporting Goods, Inc. * (a)	41,872
2,200	Dillard's, Inc.-Class A	73,480
900	Dollar General Corp.	15,192
6,000	Dollar Tree Stores, Inc. *	204,660
3,100	Dress Barn, Inc. *	65,162
8,200	Family Dollar Stores, Inc.	237,554
3,900	Fastenal Co.	137,553
3,200	Foot Locker, Inc.	72,704
1,600	Group 1 Automotive, Inc.	74,032
2,200	Gymboree Corp. (The) *	82,918
2,500	Men's Wearhouse, Inc.	110,700
1,800	OfficeMax, Inc.	93,420
5,000	O'Reilly Automotive, Inc. *	172,150
1,825	Pacific Sunwear of California, Inc. * (a)	32,850
600	Pantry (The), Inc. *	28,290
1,200	Pathmark Stores, Inc. *	13,716
2,000	Payless ShoeSource, Inc. *	61,800
3,100	PetMed Express, Inc. * (a)	39,215
3,500	PetSmart, Inc. (a)	106,085

See accompanying notes to the financial statements.
9

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Retail Stores — continued
2,100	Priceline.com, Inc. * (a)	110,061
1,700	RadioShack Corp. (a)	42,449
4,450	Rent-A-Center, Inc. *	126,024
1,500	Ross Stores, Inc.	49,155
700	Talbots, Inc. (a)	17,668
2,900	Tween Brands, Inc. * (a)	103,965
1,900	Williams-Sonoma, Inc. (a)	64,144
	Total Retail Stores	3,937,000
	Services — 8.29%
3,400	Allied Waste Industries, Inc. *	43,588
1,875	Applebee's International, Inc.	47,925
2,700	Brinker International, Inc.	91,827
500	Brink's Co. (The)	29,615
300	Buffalo Wild Wings, Inc. * (a)	16,500
2,800	Career Education Corp. *	82,824
400	CBRL Group, Inc.	18,664
600	CEC Entertainment, Inc. *	25,584
500	Cenveo, Inc. *	11,030
200	Chipotle Mexican Grill, Inc.-Class A * (a)	11,998
2,300	Choice Hotels International, Inc.	86,227
2,800	CKE Restaurants, Inc.	54,096
200	Consolidated Graphics, Inc. *	14,252
2,500	Copart, Inc. *	73,625
1,800	Corinthian Colleges, Inc. *	25,110
300	Corporate Executive Board Co. (The)	23,343
1,800	Corrections Corporation of America *	94,248
1,000	CRA International, Inc. * (a)	51,790
3,650	Factset Research Systems, Inc.	222,139
700	Geo Group (The), Inc. *	32,753
4,000	Interpublic Group of Cos., Inc. * (a)	50,360
2,400	ITT Educational Services, Inc. *	191,952
1,600	Jack in the Box, Inc. *	109,344

See accompanying notes to the financial statements.
10

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Services — continued
400	Keystone Automotive Industries, Inc. *	13,220
1,700	Manpower, Inc.	126,310
3,600	MPS Group, Inc. *	51,552
800	Nalco Holding Co. *	19,120
600	OSI Restaurant Partners, Inc.	24,000
2,000	Papa John's International, Inc. *	59,060
400	Pool Corp.	14,040
500	Regis Corp.	21,040
1,300	Robert Half International, Inc.	50,791
1,400	Ruby Tuesday, Inc.	41,020
2,000	Sonic Corp. *	43,340
1,700	TeleTech Holdings, Inc. *	53,516
2,000	Valassis Communications, Inc. *	33,280
1,400	Volt Information Sciences, Inc. * (a)	47,866
1,200	Watson Wyatt Worldwide, Inc.	57,684
300	WMS Industries, Inc. *	11,229
500	World Fuel Services Corp.	22,550
	Total Services	2,098,412
	Technology — 21.54%
1,500	Acuity Brands, Inc.	83,100
400	Acxiom Corp.	8,544
900	ADTRAN, Inc. (a)	20,727
7,100	Akamai Technologies, Inc. *	366,147
4,400	Alliance Data Systems Corp. * (a)	262,900
600	Alliant Techsystems, Inc. * (a)	51,930
3,500	Amkor Technology, Inc. *	40,355
1,100	Anixter International, Inc. * (a)	68,200
7,500	Atmel Corp. *	41,550
2,900	AVX Corp.	44,312
1,000	BEA Systems, Inc. *	11,930
900	Belden CDT, Inc.	41,733
1,500	Benchmark Electronics, Inc. *	32,220

See accompanying notes to the financial statements.
11

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Technology — continued
6,900	BMC Software, Inc. *	212,934
8,890	Brightpoint, Inc. *	107,302
13,200	Brocade Communications Systems, Inc. *	118,932
1,000	Ceradyne, Inc. * (a)	51,600
1,400	Checkfree Corp. * (a)	53,088
4,700	Citrix Systems, Inc. *	151,340
3,500	CommScope, Inc. *	134,645
700	Computer Programs & Systems, Inc.	20,146
2,500	Daktronics, Inc. (a)	66,675
1,600	Digital River, Inc. *	88,624
2,900	Distributed Energy Systems Corp. *	8,787
4,500	Encore Wire Corp. (a)	116,820
3,400	Energizer Holdings, Inc. *	292,128
1,100	FLIR Systems, Inc. *	38,236
2,000	General Cable Corp. *	99,900
1,500	Global Payments, Inc.	57,705
100	Greatbatch, Inc. *	2,596
4,400	Ingram Micro, Inc.-Class A *	85,492
1,250	Innovative Solutions & Support, Inc. * (a)	26,112
1,200	InterDigital Communications Corp. *	41,664
2,000	Kopin Corp. *	7,220
1,600	Ladish Co., Inc. *	66,880
500	Littelfuse, Inc. *	18,415
3,400	Macrovision Corp. * (a)	83,878
3,100	McAfee, Inc. *	93,372
4,100	Mentor Graphics Corp. * (a)	69,249
500	MicroStrategy, Inc.-Class A * (a)	63,035
3,900	Molex, Inc.	114,387
2,100	Multi-Fineline Electronix, Inc. *	38,661
500	National Instruments Corp.	13,415
1,800	Neoware, Inc. *	21,204
2,700	Novellus System, Inc. *	86,940
7,200	OmniVision Technologies, Inc. * (a)	93,312
1,500	Orbital Sciences Corp. * (a)	29,685

See accompanying notes to the financial statements.
12

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Technology — continued
700	Parametric Technology Corp. * (a)	13,349
1,800	Paxar Corp. *	41,454
1,900	Plexus Corp. *	31,160
5,600	Polycom, Inc. *	178,640
2,800	QLogic Corp. *	49,252
3,900	Realnetworks, Inc. *	31,824
300	Regal-Beloit Corp.	13,572
800	Rogers Corp. *	38,728
800	ScanSource, Inc. *	22,128
4,000	Smith Micro Software, Inc. *	53,960
2,300	SonicWALL, Inc. *	20,056
700	SPSS, Inc. *	24,199
600	Superior Essex, Inc. *	19,086
1,400	Supertex, Inc. *	57,470
2,700	Syntel, Inc.	96,876
700	Tech Data Corp. *	26,096
1,700	Technitrol, Inc.	37,383
2,200	Tektronix, Inc.	62,942
600	Teledyne Technologies, Inc. *	22,830
1,900	Thomas & Betts Corp. *	96,558
5,600	TIBCO Software, Inc. *	50,680
3,000	Travelzoo, Inc. * (a)	100,830
4,400	Trimble Navigation Ltd. *	116,424
1,700	TTM Technologies, Inc. *	19,278
1,300	United Industrial Corp.	70,135
400	United Stationers, Inc. *	22,000
1,000	Varian Semiconductor Equipment Associates, Inc. *	47,790
100	VeriFone Holdings, Inc. *	3,905
1,700	Waters Corp. *	92,242
2,300	WebEx Communications, Inc. * (a)	99,889
2,300	WESCO International, Inc. *	153,479
4,700	Western Digital Corp. *	90,099
	Total Technology	5,452,341

See accompanying notes to the financial statements.
13

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Transportation — 3.64%
1,400	American Commercial Lines, Inc. * (a)	50,582
1,300	Arkansas Best Corp.	51,311
1,500	Celadon Group, Inc. *	26,865
3,700	Continental Airlines, Inc.-Class B * (a)	146,520
2,500	EGL, Inc. *	88,025
1,300	ExpressJet Holdings, Inc. *	9,399
1,400	Forward Air Corp.	45,668
500	HUB Group, Inc.-Class A *	15,835
2,900	JB Hunt Transport Services, Inc. (a)	77,024
1,600	Kirby Corp. *	58,464
1,100	Landstar System, Inc.	49,159
2,200	Old Dominion Freight Line, Inc. *	68,442
1,300	Overseas Shipholding Group, Inc.	78,754
400	Saia, Inc. *	10,896
2,500	Swift Transportation Co. *	76,975
1,300	US Airways Group, Inc. *	67,977
	Total Transportation	921,896
	Utility — 0.64%
11,200	Level 3 Communications, Inc. * (a)	73,584
1,000	OGE Energy Corp.	38,610
500	ONEOK, Inc.	20,830
500	Telephone & Data Systems, Inc.	27,845
	Total Utility	160,869
	TOTAL COMMON STOCKS (COST $22,542,482)	24,514,269
	SHORT-TERM INVESTMENTS — 23.85%
	Money Market Funds — 1.72%
80,479	Barclays Global Investors Institutional Money Market Fund (b)	80,479
112,671	Merrimac Cash Series-Premium Class (b)	112,671
241,437	Reserve Primary Money Market Fund (b)	241,437
	Total Money Market Funds	434,587

See accompanying notes to the financial statements.
14

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Other Short-Term Investments — 22.13%
321,916	Calyon Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (b)	321,916
841,559	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $841,659 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and market value, including accrued interest, of $858,391.	841,559
1,147,794	Credit Suisse First Boston Corp. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $1,147,965 and an effective yield of 5.35%, collateralized by various corporate debt obligations with an aggregate market value of $1,219,544. (b)	1,147,794
170,674	Lehman Brothers Inc. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $170,699 and an effective yield of 5.35%, collateralized by various corporate debt obligations with an aggregate market value of $174,098. (b)	170,674
1,191,091	Merrill Lynch & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $1,191,266 and an effective yield of 5.30%, collateralized by various U.S. government obligations with an aggregate market value of $1,228,964. (b)	1,191,091
1,191,091	Morgan Stanley & Co. Tri-party Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $1,191,268 and an effective yield of 5.36%, collateralized by various corporate debt obligations with an aggregate market value of $1,265,660. (b)	1,191,091
321,916	Societe Generale Eurodollar Overnight Time Deposit, 5.33%, due 03/01/07 (b)	321,916
415,838	Svenska Handlesbanken Eurodollar Overnight Time Deposit, 5.32%, due 03/01/07 (b)	415,838
	Total Other Short-Term Investments	5,601,879
	TOTAL SHORT-TERM INVESTMENTS (COST $6,036,466)	6,036,466
	TOTAL INVESTMENTS — 120.69% (Cost $28,578,948)	30,550,735
	Other Assets and Liabilities (net) — (20.69%)	(5,236,605)
	TOTAL NET ASSETS — 100.00%	$25,314,130

See accompanying notes to the financial statements.
15

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
6	Russell Mini	March 2007	$476,820	$151

As of February 28, 2007, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  All or a portion of this security represents investment of security lending collateral (Note 2).

See accompanying notes to the financial statements.
16

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value, including securities on loan of $5,013,032 (cost $28,578,948) (Note 2)	$30,550,735
Receivable for investments sold	25,300
Dividends and interest receivable	8,255
Receivable for collateral on open futures contracts (Note 2)	16,200
Receivable for variation margin on open futures contracts (Note 2)	4,501
Receivable for expenses reimbursed by Manager (Note 3)	17,780
Total assets	30,622,771
Liabilities:
Collateral on securities loaned, at value (Note 2)	5,194,907
Payable for Fund shares repurchased	35,000
Payable to affiliate for (Note 3):
Management fee	6,164
Shareholder service fee	2,982
Trustees and Chief Compliance Officer of GMO Trust fees	124
Accrued expenses	69,464
Total liabilities	5,308,641
Net assets	$25,314,130
Net assets consist of:
Paid-in capital	$22,626,387
Accumulated net realized gain	715,805
Net unrealized appreciation	1,971,938
$25,314,130
Net assets attributable to:
Class III shares	$25,314,130
Shares outstanding:
Class III	1,337,075
Net asset value per share:
Class III	$18.93

See accompanying notes to the financial statements.
17

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends	$178,329
Interest	25,755
Securities lending income	22,925
Total investment income	227,009
Expenses:
Management fee (Note 3)	83,778
Shareholder service fee – Class III (Note 3)	40,537
Custodian, fund accounting agent and transfer agent fees	96,749
Audit and tax fees	57,364
Legal fees	369
Trustees fees and related expenses (Note 3)	341
Registration fees	5,410
Miscellaneous	2,944
Total expenses	287,492
Fees and expenses reimbursed by Manager (Note 3)	(162,739)
Net expenses	124,753
Net investment income (loss)	102,256
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	2,888,524
Closed futures contracts	29,442
Net realized gain (loss)	2,917,966
Change in net unrealized appreciation (depreciation) on:
Investments	(2,052,750)
Open futures contracts	151
Net unrealized gain (loss)	(2,052,599)
Net realized and unrealized gain (loss)	865,367
Net increase (decrease) in net assets resulting from operations	$967,623

See accompanying notes to the financial statements.
18

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$102,256	$109,706
Net realized gain (loss)	2,917,966	7,326,155
Change in net unrealized appreciation (depreciation)	(2,052,599)	(2,622,842)
Net increase (decrease) in net assets from operations	967,623	4,813,019
Distributions to shareholders from:
Net investment income
Class III	(120,249)	(124,141)
Net realized gains
Class III	(2,054,581)	(8,526,333)
	(2,174,830)	(8,650,474)
Net share transactions (Note 7):
Class III	(3,319,666)	(5,297,238)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	37,463	137,656
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(3,282,203)	(5,159,582)
Total increase (decrease) in net assets	(4,489,410)	(8,997,037)
Net assets:
Beginning of period	29,803,540	38,800,577
End of period (including accumulated undistributed net investment income of $0 and $18,183, respectively)	$25,314,130	$29,803,540

See accompanying notes to the financial statements.
19

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$19.67	$21.96	$21.78	$13.52	$16.48
Income (loss) from investment operations:
Net investment income (loss)†	0.07	0.06	0.03	— (a)	(0.01)
Net realized and unrealized gain (loss)	0.79	2.93	1.96	8.28	(2.95)
Total from investment operations	0.86	2.99	1.99	8.28	(2.96)
Less distributions to shareholders:
From net investment income	(0.09)	(0.07)	(0.01)	(0.02)	—
From net realized gains	(1.51)	(5.21)	(1.80)	—	—
Total distributions	(1.60)	(5.28)	(1.81)	(0.02)	—
Net asset value, end of period	$18.93	$19.67	$21.96	$21.78	$13.52
Total Return(b)	4.86%	14.63%	10.50%	61.22%	(17.96)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$25,314	$29,804	$38,801	$41,662	$17,669
Net expenses to average daily net assets	0.46%	0.48%	0.48%	0.48%	0.49%
Net investment income to average daily net assets	0.38%	0.30%	0.16%	0.02%	(0.06)%
Portfolio turnover rate	109%	87%	110%	97%	116%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.60%	0.35%	0.26%	0.24%	0.37%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.03	$0.08	$0.04	$0.06	$0.03

(a)  Net investment income was less than $0.01 per share.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
20

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO U.S. Small/Mid Cap Growth Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund commenced operations following an in-kind purchase of shares by GMO Small/Mid Cap Growth Fund (formerly GMO Small Cap Growth Fund)("Predecessor Fund") effected as of the close of business on September 16, 2005. For tax purposes, this transaction met all requirements for a tax-free reorganization under the Internal Revenue Code, and consequently the Fund retained the Predecessor Fund's basis and holding period in each asset contributed in-kind. For accounting purposes, the Fund also recorded a cost for each in-kind asset contributed by the Predecessor Fund equal to such asset's historical cost. For tax and accounting purposes, the Fund is treated as a continuation of the Predecessor Fund's operations. Therefore, the Financial Statements reflect the performance and operational history of the Predecessor Fund prior to September 16, 2005.

The Fund seeks long-term capital growth. The Fund seeks to achieve its objective by outperforming the Russell 2500 Growth Index. The Fund typically makes equity investments in companies that issue stocks included in the Russell 2500 Index, and companies with similar size characteristics.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which

21

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

22

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $5,013,032 collateralized by cash in the amount of $5,194,907 which was invested in short-term instruments.

23

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, quarterly, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $695,366 and $687,821, respectively, and long-term capital gains – $1,479,464 and $7,962,653, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $59,680 and $726,453 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$28,649,125	$2,777,359	$(875,749)	$1,901,610

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(190)	$190	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

24

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares were each 0.50% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in the amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $5,252 and $38,857 in purchase premiums and $32,211 and $98,799 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

25

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.31% of the Fund's average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expense (excluding shareholder service fees, fees and expenses of the independent trustes of the Trust, fees and expenses for legal services not procured or provided by the Manager of the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expenses, and transfer taxes) exceed 0.31% of the Fund's average daily net assets.

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $249 and $176, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $28,923,729 and $34,146,354, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the

26

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2007, 62.43% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. One of the shareholders is another fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 72.44% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund and Predecessor Fund shares were as follows (See Note 1):

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	58,808	$1,047,837	277,117	$6,003,947
Shares issued to shareholders in reinvestment of distributions	115,018	2,091,121	413,988	8,499,314
Shares repurchased	(351,770)	(6,458,624)	(861,543)	(18,064,112)
Redemption in-kind	—	—	(81,480)	(1,736,387)
Purchase premiums and redemption fees	—	37,463	—	137,656
Net increase (decrease)	(177,944)	$(3,282,203)	(251,918)	$(5,159,582)

27

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Small/Mid Cap Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Small/Mid Cap Growth Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

28

GMO U.S Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.46%	$1,000.00	$1,137.20	$2.44
2) Hypothetical	0.46%	$1,000.00	$1,022.51	$2.31

*  Expenses are calculated using the Class's annualized net expense ratio for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

29

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $1,479,464 from long-term capital gains.

For taxable, non-corporate shareholders, 14.57% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 12.50% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $541,749 or if determined to be different, the qualified short-term gains of such year.

30

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited):

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 21.72% of distributions to shareholders declared from net investment income during the Fund's fiscal year were reclassified to distributions from net realized gains and are reflected as such in the Statement of Changes in Net Assets.

31

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant—Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

32

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005-April 2006), Senior Associate Dean (1998-2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present); Putnam Funds (December 1992-June 2004); and Providence Journal (a newspaper publisher) (December 1986-December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

33

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004-present); Vice President, Director of Tax, Columbia Management Group (2002-2004) and Senior Tax Manager (2000-2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004-present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002-June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998-March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

34

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002-February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003-present); Attorney, Goodwin Procter LLP (September 1996-September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

35

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also discloses its complete schedule of portfolio holdings on the Fund's website at www.gmo.com.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Alternative Asset Opportunity Fund returned +7.2% for the fiscal year ended February 28, 2007, as compared to +8.3% for the Alternative Asset Opportunity Index (50% Dow Jones-AIG Commodity Index/50% JPMorgan U.S. 3 Month Cash Index). The Fund underperformed its benchmark, the Alternative Asset Opportunity Index, by 1.1% during the fiscal year.

Commodity prices were mixed during the fiscal year. Grain and metal commodity prices rose by 12% to 46%, while soft commodities and energy prices fell by 7% to 36% during the period. The largest price increases were registered in silver, copper, and gold, whose contract prices rose by 12% to 37%. Lean hogs rose by 3%. The largest price declines were in natural gas and RBOB gas contracts, which fell by 36% and 7%, respectively.

Copper, lean hogs, and RBOB gas contracts were the largest negative contributors for the fiscal year. Positive performance from correctly positioning the prices of silver, gold, and natural gas contracts was not able to offset losses.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Alternative Asset Opportunity Fund Shares and the GMO Alternative Asset Opportunity Index As of February 28, 2007

$12,500,000
$12,000,000
$11,500,000
$11,000,000
$10,500,000
$10,000,000
$9,500,000
2005
2006
2007
4/11/05
$10,000,000
$12,344,950
$11,416,000
$11,386,610
GMO Alternative Asset Opportunity Fund
GMO Alternative Asset Opportunity Index*
S&P 500 Index

Average Annual Total Returns	
1 Year	Since Inception **4/11/05**
7.17%	7.28%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  The GMO Alternative Asset Opportunity Index is a composite benchmark computed by GMO and comprised 50% JPMorgan U.S. 3 Month Cash Index and 50% Dow Jones-AIG Commodity Index.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)
Consolidated Investments Concentration Summary (a)
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	76.61%
Short-Term Investment	23.15
Swaps	2.21
Forward Currency Contracts	0.00
Futures	(0.05)
Other	(1.92)
100.00%

(a)  GMO Alternative Asset SPC Ltd. is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)
Consolidated Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 8.58%
	U.S. Government — 8.58%
15,000,000	U.S. Treasury Note, 3.75%, due 03/31/07 (a) (b)	14,976,388
	TOTAL DEBT OBLIGATIONS (COST $15,000,130)	14,976,388
	MUTUAL FUNDS — 71.40%
	Affiliated Issuers — 71.40%
4,856,002	GMO Short-Duration Collateral Fund	124,605,003
	TOTAL MUTUAL FUNDS (COST $124,312,598)	124,605,003
	SHORT-TERM INVESTMENTS — 19.01%
	Money Market Funds — 1.81%
2,162,385	Merrimac Cash Series-Premium Class	2,162,385
993,010	Merrimac U.S. Dollar Cash Fund-Premium Class (b)	993,010
	TOTAL MONEY MARKET FUNDS (COST $3,155,395)	3,155,395
	Other Short-Term Investments — 17.20%
6,500,000	Fannie Mae Discount Note, 5.12%, due 03/30/07 (b)	6,473,191
1,400,000	Fannie Mae Discount Note, 5.18%, due 05/02/07 (b)	1,387,510
7,000,000	Federal Farm Credit Bank Discount Note, 5.11%, due 03/02/07 (b)	6,999,006
2,600,000	Federal Home Loan Bank Discount Note, 5.09%, due 03/16/07 (b)	2,594,486
4,600,000	Federal Home Loan Bank Discount Note, 5.08%, due 03/28/07 (b)	4,582,474
2,800,000	Freddie Mac Discount Note, 5.10%, due 03/30/07 (b)	2,788,497
2,400,000	Freddie Mac Discount Note, 5.14%, due 04/04/07 (b)	2,388,349
2,800,000	Freddie Mac Discount Note, 5.12%, due 03/01/07 (b)	2,800,000
	TOTAL OTHER SHORT-TERM INVESTMENTS (COST $30,013,513)	30,013,513
	TOTAL SHORT-TERM INVESTMENTS (COST $33,168,908)	33,168,908

See accompanying notes to the financial statements.
2

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)
Consolidated Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Description	Value ($)
TOTAL INVESTMENTS — 98.99% (Cost $172,481,636)	172,750,299
Other Assets and Liabilities (net) — 1.01%	1,763,341
TOTAL NET ASSETS — 100.0%	$174,513,640

See accompanying notes to the financial statements.
3

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Futures Contracts (b)

Number of Contracts		Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
	106	Cocoa	May 2007	$1,835,920	$(14,877)
	8	Coffee "C"	May 2007	355,500	3,864
	78	Corn	May 2007	1,698,450	48,399
	52	Gold 100 OZ	April 2007	3,497,000	51,996
	49	Lean Hogs	April 2007	1,327,900	10,520
	104	Live Cattle	April 2007	4,037,280	96,892
	34	Silver	May 2007	2,419,950	16,647
	85	Soybean	May 2007	3,346,875	70,888
	134	Soybean Meal	May 2007	3,091,380	42,277
	162	Soybean Oil	May 2007	2,989,872	24,298
	107	Wheat	May 2007	2,610,800	79,387
					$430,291
Sales
	32	Crude Oil	April 2007	1,977,280	(71,734)
	33	Copper	May 2007	2,270,400	(148,649)
	82	Cotton No. 2	May 2007	2,206,620	(30,584)
	22	Gasoline RBOB	April 2007	1,731,391	(138,687)
	24	Heating Oil	April 2007	1,792,325	(138,784)
	16	Natural Gas	April 2007	1,168,000	23,399
	139	Sugar (World)	May 2007	1,643,981	9,239
					$(495,800)

See accompanying notes to the financial statements.
4

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)
February 28, 2007

Swap Agreements

Total Return Swaps (b)

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
84,477,124	USD	4/12/2007	AIG	3 month T-Bill	Return on DJ-AIG
				+ 0.30%	Commodity Total
					Return Index	$3,684,626

Premiums to (Pay) Receive	$—	$3,684,626

Notes to Schedule of Investments:

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and open swap contracts (Note 2).

(b)  All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.
5

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Statement of Assets and Liabilities — February 28, 2007

	GMO Alternative Asset Opportunity Fund	GMO Alternative Asset SPC Ltd.	Eliminations	Consolidated Totals
Assets:
Investments in unaffiliated issuers, at value (consolidated cost $48,169,038) (Note 2)	$2,162,385	$45,982,911	$—	$48,145,296
Investments in affiliated issuers, at value (consolidated cost $124,312,598) (Note 2)	174,511,764	—	(49,906,761)	124,605,003
Interest receivable	730	252,030	—	252,760
Receivable for variation margin on open futures contracts (Note 2)	—	21,366	—	21,366
Receivable for open swap contracts (Note 2)	—	3,684,626	—	3,684,626
Receivable for expenses reimbursed by Manager (Note 3)	11,676	8,372	—	20,048
Total assets	176,686,555	49,949,305	(49,906,761)	176,729,099
Liabilities:
Payable for investments purchased	2,000,000	—	—	2,000,000
Payable to affiliate for (Note 3):
Management fee	59,632	—	—	59,632
Shareholder service fee	19,877	—	—	19,877
Trustees and Chief Compliance Officer of GMO Trust fees	376	—	—	376
Accrued expenses	93,030	42,544	—	135,574
Total liabilities	2,172,915	42,544	—	2,215,459
Net assets	$174,513,640	$49,906,761	$(49,906,761)	$174,513,640
Net assets consist of:
Net capital (1)	$170,625,860			$170,625,860
Net unrealized appreciation	3,887,780			3,887,780
	$174,513,640			$174,513,640
Shareholders' capital	$174,513,640			$174,513,640
Shares outstanding	6,114,435			6,114,435
Net asset value per share	$28.54			$28.54

(1)  Net capital includes net investment income (loss) and net realized gain (loss) on investments.

See accompanying notes to the financial statements.
6

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Statement of Operations — For the Year Ended February 28, 2007

	GMO Alternative Asset Opportunity Fund	GMO Alternative Asset SPC Ltd.	Eliminations	Consolidated Totals
Investment Income:
Dividend from affiliated issuers (Note 8)	$9,391,341	$—	$(2,000,000)	$7,391,341
Interest	7,404	2,409,531	—	2,416,935
Total income	9,398,745	2,409,531	(2,000,000)	9,808,276
Expenses:
Management fee (Note 3)	847,780	—	—	847,780
Shareholder service fee (Note 3)	282,593	—	—	282,593
Custodian and transfer agent fees	20,849	85,435	—	106,284
Audit and tax fees	79,236	18,535	—	97,771
Legal fees	22,658	2,208	—	24,866
Trustees fees and related expenses (Note 3)	1,873	2,208	—	4,081
Miscellaneous	4,646	461	—	5,107
Total expenses	1,259,635	108,847	—	1,368,482
Fees and expenses reimbursed by Manager (Note 3)	(124,666)	(108,847)	—	(233,513)
Net expenses	1,134,969	—	—	1,134,969
Net investment income	8,263,776	2,409,531	(2,000,000)	8,673,307
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	19,149	—	22,051	41,200
Closed futures contracts	—	(525,298)	—	(525,298)
Closed swap contracts	—	548,140	—	548,140
Net realized gain (loss)	19,149	22,842	22,051	64,042
Change in net unrealized appreciation (depreciation) on:
Investments	3,787,171	143,550	(3,706,773)	223,948
Open futures contracts	—	(289,830)	—	(289,830)
Open swap contracts	—	3,853,053	—	3,853,053
Net unrealized gain (loss)	3,787,171	3,706,773	(3,706,773)	3,787,171
Net realized and unrealized gain (loss)	3,806,320	3,729,615	(3,684,722)	3,851,213
Net increase (decrease) in net assets resulting from operations	$12,070,096	$6,139,146	$(5,684,722)	$12,524,520

See accompanying notes to the financial statements.
7

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Statement of Changes in Net Assets

	Year Ended February 28, 2007	Period from April 11, 2005 (commencement of operations) to February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$8,673,307	$4,182,122
Net realized gain (loss)	64,042	4,551,795
Change in net unrealized appreciation (depreciation)	3,787,171	100,609
Net increase (decrease) in net assets from operations	12,524,520	8,834,526
Fund share transactions: (Note 7)
Proceeds from sale of shares	4,000,000	173,438,589
Cost of shares repurchased	(23,957,500)	(326,495)
Net increase (decrease) in Fund share transactions	(19,957,500)	173,112,094
Total increase (decrease) in net assets	(7,432,980)	181,946,620
Net assets:
Beginning of period	181,946,620	—
End of period	$174,513,640	$181,946,620

See accompanying notes to the financial statements.
8

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28, 2007	Period from April 11, 2005 (commencement of operations) to February 28, 2006
Net asset value, beginning of period	$26.63	$25.00
Income (loss) from investment operations:
Net investment income (loss)(a)†	1.28	0.73
Net realized and unrealized gain (loss)	0.63	0.90
Total from investment operations	1.91	1.63
Net asset value, end of period	$28.54	$26.63
Total Return(b)	7.17%	6.52	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$174,514	$181,947
Net expenses to average daily net assets(c)	0.60%	0.61	%*
Net investment income to average daily net assets(a)	4.60%	3.12	%*
Portfolio turnover rate	12%	13	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.12%	0.15	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested dividends.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
9

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements
February 28, 2007

1.  Organization

GMO Alternative Asset Opportunity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of its benchmark. The Fund's benchmark is a composite of the Dow Jones-AIG Commodity Index (50%) and the JPMorgan 3 Month Cash Index (50%). The Fund seeks indirect exposure to investment returns of commodities and, from time to time, other alternative asset classes. The Fund's investment program has two primary components. One component is intended to gain indirect exposure to the commodity markets through the Fund's investments in a wholly owned subsidiary company, which, in turn, invests in various commodity-related derivatives. The second component of the fund's investment program consists of direct and indirect investments in high quality U.S. and foreign fixed income securities. Normally, the Fund gains exposure to fixed income securities indirectly by investing in GMO Short-Duration Collateral Fund.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

10

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2007

Basis of presentation and principles of consolidation

The accompanying consolidated financial statements include the accounts of the GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd. The consolidated financial statements include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd. All significant fund accounts and transactions have been eliminated in consolidation.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 23.98% of net assets.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price,

11

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2007

thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there

12

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2007

may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Taxes

The Fund elected to be taxed as a partnership for U.S. federal income tax purposes. As a partnership, the Fund will not be subject to federal and state income tax. Instead, each shareholder is responsible for the tax liability or benefit related to his/her allocable share of taxable income or loss. Accordingly, no provision (benefit) for federal and state income taxes is reflected in the accompanying financial statements.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$169,303,528	$3,470,513	$(23,742)	$3,446,771

Distributions

The Fund does not intend to make any distributions to its shareholders but may do so in the sole discretion of the Trustees.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Income dividends and capital gains distributions from underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and is adjusted for the

13

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2007

amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

14

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2007

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.45% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on average daily net assets at the annual rate of 0.15%.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.45% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the GMO Short-Duration Collateral Fund. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.002%	0.000%	0.004%	0.006%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $1,873 and $1,117, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

15

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2007

The Fund's investments in commodity-related derivatives are generally made through GMO Alternative Asset Opportunity SPC Ltd., a wholly owned subsidiary organized as a Bermuda limited liability company, which GMO serves as investment manager but does not receive any additional management or other fees for such services.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $23,391,341 and $24,850,000, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 65.81% of the outstanding shares of the Fund was held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Both of the shareholders are other funds of GMO Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, all of the Fund's shares were held by accounts for which the Manager has investment discretion.

16

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Notes to Consolidated Financial Statements — (Continued)
February 28, 2007

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Period from April 11, 2005 (commencement of operations) February 28, 2006
	Shares	Amount	Shares	Amount
Shares sold	142,196	$4,000,000	6,844,512	$173,438,589
Shares issued to shareholders in reinvestment of distributions	—	—	—	—
Shares repurchased	(860,208)	(23,957,500)	(12,065)	(326,495)
Net increase (decrease)	(718,012)	$(19,957,500)	6,832,447	$173,112,094

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of this affiliated issuer during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$123,842,063	$23,391,341	$22,750,000	$7,391,341	$—	$124,605,003
Totals	$123,842,063	$23,391,341	$22,750,000	$7,391,341	$—	$124,605,003

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Alternative Asset Opportunity Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, and the related consolidated statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alternative Asset Opportunity Fund (the "Fund") (a series of GMO Trust) and subsidiary at February 28, 2007, the results of its operations for the year then ended and the changes in its net assets and financial highlights for each of the two periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

18

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
1) Actual	0.60%	$1,000.00	$1,019.30	$3.00
2) Hypothetical	0.60%	$1,000.00	$1,021.82	$3.01

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

19

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004-March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

20

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998-2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Portfolio Managers

Day-to-day management of the Fund's portfolio is the responsibility of the International Quantitative team at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Currency Hedged International Equity Fund returned +15.6% for the fiscal year ended February 28, 2007, as compared to +15.6% for the MSCI EAFE Index (Hedged). Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was fully exposed to international equity securities through its investment in underlying GMO mutual funds.

The Fund's exposure to international equities comes indirectly through investments in the GMO International Intrinsic Value Fund and the GMO International Growth Fund. The Fund also holds currency hedges in addition to the shares of those Funds, which make predominantly unhedged investments.

Currency hedging had a negative impact on our international equity investing. The U.S. dollar fell against most foreign currencies, but hedging insulated the Fund's return from those gains. In U.S. dollar terms the unhedged MSCI EAFE Index returned +21.1% during the period, 5.5% more than the hedged benchmark.

The Fund is fairly evenly allocated between the GMO International Intrinsic Value Fund which returned +20.5% and the GMO International Growth Equity Fund, which returned +19.2% during the period. The Fund underperformed slightly as the GMO International Intrinsic Value Fund underperformed its international style benchmark by more than the International Growth Equity Fund outperformed its hurdle.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Currency Hedged International Equity Fund Class III Shares and the MSCI EAFE Index (Hedged) As of February 28, 2007

$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2/28/97
$10,000,000
$26,773,610
$21,739,180
$21,069,300
GMO Currency Hedged International Equity Fund
MSCI EAFE Index (Hedged)
MSCI EAFE Index

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	15.60%	12.56%	10.35%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more of less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower of higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.19%
Short-Term Investments	8.46
Preferred Stocks	0.66
Futures	0.00
Forward Currency Contracts	(0.64)
Other	(2.67)
100.00%
Country / Region Summary**	% of Investments
Euro Region***	38.51%
Japan	25.44
United Kingdom	19.98
Switzerland	4.33
Australia	3.40
Sweden	2.99
Hong Kong	1.85
Singapore	1.85
Norway	0.72
Canada	0.62
Denmark	0.31
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 98.84%
	United States — 98.84%
	Affiliated Issuers
3,565,926	GMO International Growth Equity Fund, Class IV	111,898,773
3,192,411	GMO International Intrinsic Value Fund, Class IV	112,564,395
		224,463,168
	TOTAL MUTUAL FUNDS (COST $204,655,296)	224,463,168
	SHORT-TERM INVESTMENTS — 1.85%
4,200,000	Societe Generale Time Deposit, 5.33%, due 03/01/07	4,200,000
	TOTAL SHORT-TERM INVESTMENTS (COST $4,200,000)	4,200,000
	TOTAL INVESTMENTS — 100.69% (Cost $208,855,296)	228,663,168
	Other Assets and Liabilities (net) — (0.69%)	(1,566,925)
	TOTAL NET ASSETS — 100.00%	$227,096,243

See accompanying notes to the financial statements.
2

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward currency contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/25/07	NZD	2,435,140	$1,699,275	$14,947
5/25/07	SGD	8,439,417	5,544,952	20,314
			$7,244,227	$35,261
Sales
5/25/07	AUD	19,498,255	$15,327,481	$(80,608)
5/25/07	CHF	25,654,389	21,206,987	(320,398)
5/25/07	DKK	59,276,194	10,560,670	(73,155)
5/25/07	EUR	48,650,538	64,610,542	(464,854)
5/25/07	GBP	22,656,054	44,489,104	(139,774)
5/25/07	HKD	28,680,381	3,680,483	2,526
5/25/07	JPY	6,533,749,844	55,796,260	(671,419)
5/25/07	NOK	20,810,435	3,402,410	(8,707)
5/25/07	NZD	367,000	256,098	(6,167)
5/25/07	SEK	44,168,794	6,345,553	(20,830)
5/25/07	SGD	906,000	595,269	(1,054)
			$226,270,857	$(1,784,440)

Notes to Schedule of Investments:

As of February 28, 2007, 91.88% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar CHF - Swiss Franc DKK - Danish Krone EUR - Euro GBP - British Pound HKD - Hong Kong Dollar	JPY - Japanese Yen NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona SGD - Singapore Dollar

See accompanying notes to the financial statements.
3

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $4,200,000) (Note 2)	$4,200,000
Investments in affiliated issuers, at value (cost $204,655,296) (Notes 2 and 8)	224,463,168
Cash	84,083
Foreign currency, at value (cost $47,268) (Note 2)	47,683
Receivable for Fund shares sold	150,000
Interest receivable	167
Unrealized appreciation on open forward currency contracts (Note 2)	37,787
Receivable for expenses reimbursed by Manager (Note 3)	122,043
Total assets	229,104,931
Liabilities:
Payable for Fund shares repurchased	28,523
Payable to affiliate for (Note 3):
Management fee	97,191
Shareholder service fee	27,000
Trustees and Chief Compliance Officer of GMO Trust fees	618
Unrealized depreciation on open forward currency contracts (Note 2)	1,786,966
Accrued expenses	68,390
Total liabilities	2,008,688
Net assets	$227,096,243
Net assets consist of:
Paid-in capital	$198,905,991
Distributions in excess of net investment income	(862,825)
Accumulated net realized gain	10,993,968
Net unrealized appreciation	18,059,109
$227,096,243
Net assets attributable to:
Class III shares	$227,096,243
Shares outstanding:
Class III	30,474,431
Net asset value per share:
Class III	$7.45

See accompanying notes to the financial statements.
4

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$3,394,977
Interest	424,751
Total investment income	3,819,728
Expenses:
Management fee (Note 3)	1,587,379
Shareholder service fee - Class III (Note 3)	440,939
Custodian and fund accounting agent fees	75,964
Transfer agent fees	27,350
Audit and tax fees	44,335
Legal fees	17,848
Trustees fees and related expenses (Note 3)	6,312
Registration fees	4,771
Miscellaneous	3,907
Total expenses	2,208,805
Fees and expenses reimbursed by Manager (Note 3)	(172,663)
Indirectly incurred fees waived or borne by Manager (Note 3)	(1,524,708)
Shareholder service fee waived (Note 3)	(306,069)
Net expenses	205,365
Net investment income (loss)	3,614,363
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(17)
Investments in affiliated issuers	146,247,254
Realized gains distributions from affiliated issuers (Note 8)	20,064,784
Foreign currency, forward contracts and foreign currency related transactions	(26,973,316)
Net realized gain (loss)	139,338,705
Change in net unrealized appreciation (depreciation) on:
Investments	(82,008,653)
Foreign currency, forward contracts and foreign currency related transactions	4,203,582
Net unrealized gain (loss)	(77,805,071)
Net realized and unrealized gain (loss)	61,533,634
Net increase (decrease) in net assets resulting from operations	$65,147,997

See accompanying notes to the financial statements.
5

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$3,614,363	$5,426,527
Net realized gain (loss)	139,338,705	153,479,538
Change in net unrealized appreciation (depreciation)	(77,805,071)	10,427,322
Net increase (decrease) in net assets from operations	65,147,997	169,333,387
Distributions to shareholders from:
Net investment income
Class III	(9,318,611)	(52,100,981)
Net realized gains
Class III	(155,726,954)	(66,360,906)
	(165,045,565)	(118,461,887)
Net share transactions (Note 7):
Class III	(401,820,578)	97,037,616
Total increase (decrease) in net assets	(501,718,146)	147,909,116
Net assets:
Beginning of period	728,814,389	580,905,273
End of period (including distributions in excess of net investment income of $862,825 and accumulated undistributed net investment income of $15,211,254, respectively)	$227,096,243	$728,814,389

See accompanying notes to the financial statements.
6

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006		2005	2004	2003
Net asset value, beginning of period	$9.07	$8.38		$7.33	$5.54	$7.14
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.10	0.07		0.21	0.20	0.22
Net realized and unrealized gain (loss)	1.17	2.17		0.84	1.59	(1.55)
Total from investment operations	1.27	2.24		1.05	1.79	(1.33)
Less distributions to shareholders:
From net investment income	(0.12)	(0.71	)(b)	—	—	(0.27)
From net realized gains	(2.77)	(0.84)		—	—	—
Total distributions	(2.89)	(1.55)		—	—	(0.27)
Net asset value, end of period	$7.45	$9.07		$8.38	$7.33	$5.54
Total Return(c)	15.60%	28.42%		14.32%	32.31%	(19.53)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$227,096	$728,814		$580,905	$160,586	$28,923
Net expenses to average daily net assets(d)	0.07%	0.05%		0.04%	0.04%	0.06%
Net investment income to average daily net assets(a)	1.23%	0.82%		2.64%	2.98%	3.32%
Portfolio turnover rate	18%	36%		3%	5%	90%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.68%	0.67%		0.71%	0.87%	1.32%

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  Distributions from net investment income include amounts (approximately $0.07 per share) from foreign currency transactions which are treated as realized capital gain for book purposes.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
7

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Currency Hedged International Equity Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the MSCI EAFE Index (Europe, Australasia, and Far East) (Hedged). The Fund may invest to varying extents in GMO International Core Equity Fund, GMO International Intrinsic Value Fund, GMO International Growth Equity Fund, and GMO International Small Companies Fund ("underlying funds"). GMO attempts to hedge at least 70% of the foreign currency exposure in the underlying funds' investments relative to the U.S. dollar.

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies

8

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

or procedures are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or

9

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the

10

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

11

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Securities Lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the year ended February 28, 2007, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $13,117,818 and $52,100,981, respectively, and long-term capital gains – $151,927,747 and $66,360,906, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $11,998,417 of undistributed long-term capital gains. The temporary differences between book and tax basis distributable earnings are primarily due to capital loss carryforwards.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $1,004,449 expiring in 2011. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

12

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, the fund elected to defer to March 1, 2007 post-October currency losses of $2,560,441.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$208,855,296	$19,807,872	$—	$19,807,872

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and differing treatment of mutual fund distributions recieved. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(10,369,831)	$10,369,830	$1

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

13

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.54% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares.

14

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, "Excluded Fund Fees and Expenses")) exceed 0.54% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in the underlying funds (excluding these Funds' Excluded Fund Fees and Expenses), exceeds 0.54% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.54% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.518%	0.104%	0.622%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $5,209 and $1,467, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2007 aggregated $52,009,761 and $610,700,000, respectively.

15

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 53.70% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund. One of the shareholders is another fund of the Trust.

As of February 28, 2007, 98.85% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	4,383,950	$35,031,290	23,875,120	$209,368,988
Shares issued to shareholders in reinvestment of distributions	20,822,962	163,736,057	13,307,037	115,516,716
Shares repurchased	(75,107,197)	(600,587,925)	(26,162,473)	(227,848,088)
Net increase (decrease)	(49,900,285)	$(401,820,578)	11,019,684	$97,037,616

16

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity Fund, Class III	$353,206,539	$6,588,807	$382,475,831	$—	$2,688,807	$—
GMO International Growth Equity Fund, Class IV	—	110,084,236	7,050,000	1,619,372	8,389,033	111,898,773
GMO International Intrinsic Value Fund, Class IV	365,708,285	24,112,549	309,950,000	1,775,605	8,986,944	112,564,395
Totals	$718,914,824	$140,785,592	$699,475,831	$3,394,977	$20,064,784	$224,463,168

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Currency Hedged International Equity Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Currency Hedged International Equity Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

18

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.69%	$1,000.00	$1,098.70	$3.59
2) Hypothetical	0.69%	$1,000.00	$1,021.37	$3.46

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

19

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $151,927,747 from long-term capital gains.

For taxable, non-corporate shareholders, 30.01% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $3,799,207 or if determined to be different, the qualified short-term gains of such year.

20

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

21

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

22

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

GMO International Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO International Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Bond Fund returned +8.3% for the fiscal year ended  February 28, 2007 as compared to +6.6% for the JPMorgan Non-U.S. Government Bond Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, primarily in the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund outperformed the benchmark during the fiscal year by +1.8%. Value added from currency selection, emerging debt exposure, and cash management offset interest rate strategy underperformance.

Overall global bond market yields, as measured by the JPMorgan Global Government Bond Index, rose by 24 bps during the fiscal year, with the largest three markets (Euro-area, U.S., and Japan) rising an average of 20 bps. Bond market yields generally rose, with Sweden (+59 bps), the Euro-area (+51 bps), and Australia (+49 bps) rising the most. Only U.S. (-1 bps) and Canadian (-7 bps) yields fell during the fiscal year. Even though most yields rose during the time period, all but the U.K. (-0.2%) reported total return gains in the +0.3% to +4.9% range. Global yield curves (measured by the difference between 10-year and 2-year swap rates) mostly flattened during the fiscal year. The U.S. curve, however, steepened by +8 bps during the period. Sweden's curve flattened the most (-50 bps), followed by Switzerland (-40 bps), Euro-area (-36 bps), and Japan (-36 bps).

Major, sustained bond market positions included the Swedish overweight and U.S. underweight. Australian positions switched from an underweight to an overweight early in the period, while Canadian positions switched from an overweight to an underweight. U.K., Australian, and Swiss market positions were the largest positive contributors over the period while Japanese, Canadian, and Swedish positions detracted from performance.

Currency selection added the bulk of the strategy's outperformance during the fiscal year. The U.S. dollar declined 6% to 13% versus most major currencies during 2006, unwinding some of the strength it had seen in 2005. Swedish krona gained nearly 13% in spot terms versus the dollar, followed by U.K. sterling (12%) and the euro (11%). The currencies to register negative excess returns versus the U.S. dollar were Japanese yen and the Canadian dollar. While underweight positions in Swedish krona and Swiss francs detracted from performance during the fiscal year, overweight positions in British sterling, Australian dollars, and New Zealand dollars as well as a Japanese yen underweight position more than offset losses.

Emerging country debt exposure added value as did cash management strategies.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO International Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	93.98%
Short-Term Investments	6.16
Options Purchased	0.65
Swaps	0.46
Loan Participations	0.12
Loan Assignments	0.09
Forward Currency Contracts	0.03
Rights and Warrants	0.03
Promissory Notes	0.02
Written Options	(0.08)
Reverse Repurchase Agreements	(0.25)
Futures	(0.76)
Other	(0.45)
100.00%
Country / Region Summary**	% of Investments
Euro Region***	85.24%
Sweden	30.15
Japan	16.71
Australia	15.92
Emerging	4.38
United Kingdom	2.91
Switzerland	(8.94)
Canada	(12.10)
United States	(34.27)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO International Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 4.87%
		Australia — 0.14%
		Asset-Backed Securities
USD	608,963	Medallion Trust, Series 03-1G, Class A, Variable Rate, 3 mo. LIBOR + .19%, 5.56%, due 12/21/33	610,194
		Canada — 1.65%
		Foreign Government Obligations
CAD	2,000,000	Government of Canada (Cayman), 7.25%, due 06/01/08	1,769,853
CAD	2,000,000	Province of British Columbia, 7.88%, due 11/30/23	2,363,902
GBP	1,500,000	Province of Quebec, 8.63%, due 11/04/11	3,294,292
		Total Canada	7,428,047
		United Kingdom — 0.28%
		Asset-Backed Securities
GBP	227,899	RMAC, Series 03-NS1X Class A2A, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .45%, 5.73%, due 06/12/35	448,523
GBP	421,476	RMAC, Series 03-NS2A Class A2A, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .40%, 5.68%, due 09/12/35	830,078
		Total United Kingdom	1,278,601
		United States — 2.80%
		U.S. Government
USD	7,494,300	U.S. Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (a) (b)	7,592,663
USD	5,000,000	U.S. Treasury Note, 4.00%, due 09/30/07 (a)	4,969,531
		Total United States	12,562,194
		TOTAL DEBT OBLIGATIONS (COST $19,823,602)	21,879,036

See accompanying notes to the financial statements.
2

GMO International Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Principal Amount / Shares		Description	Value ($)
		OPTIONS PURCHASED — 0.43%
		Currency Options — 0.43%
AUD	16,200,000	AUD Call/JPY Put, Expires 04/20/07, Strike 90.00	392,137
AUD	60,600,000	AUD Call/USD Put, Expires 07/19/07, Strike 0.81	323,304
AUD	16,200,000	AUD Put/JPY Call, Expires 04/20/07, Strike 85.00	1,269
CHF	31,100,000	CHF Call/USD Put, Expires 05/15/07, Strike 1.21	328,169
CHF	31,100,000	CHF Put/USD Call, Expires 05/15/07, Strike 1.27	24,164
EUR	15,100,000	EUR Call/USD Put, Expires 10/23/07, Strike 1.32	524,966
GBP	22,700,000	GBP Put/USD Call, Expires 06/05/07, Strike 1.92	205,034
JPY	2,921,000,000	JPY Call/USD Put, Expires 04/09/07, Strike 111.75	28,158
JPY	2,921,000,000	JPY Put/USD Call, Expires 04/09/07, Strike 119.65	111,962
		Total Currency Options	1,939,163
		TOTAL OPTIONS PURCHASED (COST $2,076,879)	1,939,163
		MUTUAL FUNDS — 93.84%
		United States — 93.84%
		Affiliated Issuers
	1,396,405	GMO Emerging Country Debt Fund, Class III	14,983,428
	12,338,145	GMO Short-Duration Collateral Fund	316,596,798
	37,466	GMO Special Purpose Holding Fund (c) (d)	52,827
	3,469,647	GMO World Opportunity Overlay Fund	90,176,123
		Total United States	421,809,176
		TOTAL MUTUAL FUNDS (COST $418,549,951)	421,809,176

See accompanying notes to the financial statements.
3

GMO International Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.33%
	Money Market Funds — 0.33%
1,466,860	Merrimac Cash Series-Premium Class	1,466,860
	TOTAL SHORT-TERM INVESTMENTS (COST $1,466,860)	1,466,860
	TOTAL INVESTMENTS — 99.47% (Cost $441,917,292)	447,094,235
	Other Assets and Liabilities (net) — 0.53%	2,384,030
	TOTAL NET ASSETS — 100.00%	$449,478,265

See accompanying notes to the financial statements.
4

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward currency contracts

Settlement Date	Deliver		In Exchange For		Net Unrealized Appreciation
3/06/2007	USD	29,961,303	NZD	43,400,000	$493,541
3/20/2007	EUR	32,100,000	NOK	265,237,805	764,524
3/27/2007	USD	42,008,038	AUD	53,700,000	274,469
4/03/2007	USD	17,022,846	CAD	20,000,000	93,761
4/10/2007	SEK	193,967,914	EUR	21,000,000	42,653
5/01/2007	USD	17,968,714	NZD	26,100,000	277,785
5/08/2007	USD	183,160,485	EUR	138,900,000	1,159,693
					$3,106,426
Settlement Date	Deliver		In Exchange For		Net Unrealized Depreciation
3/06/2007	NZD	43,400,000	USD	29,859,134	$(595,710)
3/13/2007	USD	128,242,504	JPY	15,120,000,000	(371,867)
3/13/2007	JPY	310,000,000	USD	2,566,735	(54,951)
3/20/2007	NOK	87,714,640	EUR	10,500,000	(405,835)
3/27/2007	AUD	23,900,000	USD	18,745,121	(73,351)
4/03/2007	CAD	45,900,000	USD	39,220,517	(62,097)
4/10/2007	EUR	10,100,000	SEK	91,572,408	(266,530)
4/17/2007	USD	91,180,700	GBP	46,300,000	(246,342)
4/24/2007	CHF	48,700,000	USD	39,254,379	(887,106)
5/08/2007	EUR	3,400,000	USD	4,475,896	(35,901)
					$(2,999,690)

See accompanying notes to the financial statements.
5

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Futures Contracts

	Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
	304	Australian Government Bond 10 Yr.	March 2007	$24,503,332	$133,829
	481	Australian Government Bond 3 Yr.	March 2007	38,005,961	77,771
	667	Euro BOBL	March 2007	96,273,302	(442,029)
	1,272	Euro Bund	March 2007	195,616,433	(1,718,529)
	52	Japanese Government Bond 10 Yr. (TSE)	March 2007	59,294,316	205,115
	91	UK Gilt Long Bond	June 2007	19,532,450	173,103
					$(1,570,740)
Sales
	417	Canadian Government Bond 10 Yr.	June 2007	$40,630,404	$(258,870)
	1,000	Federal Funds 30 Day	March 2007	394,844,085	(23,835)
	180	U.S. Long Bond	June 2007	20,328,750	(478,498)
	247	U.S. Treasury Note 10 Yr.	June 2007	26,822,656	(424,856)
	416	U.S. Treasury Note 2 Yr.	June 2007	85,260,500	(484,268)
	111	U.S. Treasury Note 5 Yr.	June 2007	11,760,797	(135,506)
					$(1,805,833)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
101,000,000	SEK	3/21/2009	JP Morgan Chase Bank	Receive	3.90%	3 month
						SEK STIBOR	$(11,958)
93,100,000	SEK	3/21/2012	Citigroup	Receive	4.10%	3 month SEK STIBOR	(38,425)
112,000,000	SEK	3/21/2012	Deutsche Bank AG	Receive	4.10%	3 month SEK STIBOR	(46,225)
139,000,000	SEK	3/21/2012	JP Morgan Chase Bank	Receive	4.10%	3 month SEK STIBOR	(57,369)

See accompanying notes to the financial statements.
6

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
17,900,000	CHF	3/21/2012	Deutsche Bank AG	(Pay)	2.70%	6 month
						CHF LIBOR	$3,703
1,900,000	CHF	3/21/2012	JP Morgan Chase Bank	(Pay)	2.70%	6 month CHF LIBOR	393
3,300,000	CHF	3/21/2012	Merrill Lynch	(Pay)	2.70%	6 month CHF LIBOR	683
57,500,000	SEK	3/21/2014	Deutsche Bank AG	Receive	4.20%	3 month SEK STIBOR	(15,626)
3,100,000	CHF	3/21/2014	Citigroup	(Pay)	2.85%	6 month CHF LIBOR	(12,521)
6,100,000	CHF	3/21/2014	Deutsche Bank AG	(Pay)	2.85%	6 month CHF LIBOR	(24,639)
5,900,000	CHF	3/21/2014	JP Morgan Chase Bank	(Pay)	2.85%	6 month CHF LIBOR	(23,831)
300,000	CHF	3/21/2014	Merrill Lynch	(Pay)	2.85%	6 month CHF LIBOR	(1,212)
46,800,000	SEK	3/21/2017	Deutsche Bank AG	Receive	4.30%	3 month SEK STIBOR	16,982
52,400,000	SEK	3/21/2017	JP Morgan Chase Bank	Receive	4.30%	3 month SEK STIBOR	19,014
3,700,000	CHF	3/21/2017	Citigroup	(Pay)	3.00%	6 month CHF LIBOR	(36,473)
2,000,000	CHF	3/21/2017	Deutsche Bank AG	(Pay)	3.00%	6 month CHF LIBOR	(19,715)
3,100,000	CHF	3/21/2017	JP Morgan Chase Bank	(Pay)	3.00%	6 month CHF LIBOR	(30,558)
1,600,000	CHF	3/21/2017	Merrill Lynch	(Pay)	3.00%	6 month CHF LIBOR	(15,772)
5,000,000	EUR	3/21/2030	UBS Warburg	Receive	5.90%	3 month Floating Rate EUR LIBOR	1,557,931
					Premiums to (Pay) Receive	$512,608	$1,264,382

See accompanying notes to the financial statements.
7

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

LIBOR - London Interbank Offered Rate

RMAC - Residential Mortgage Acceptance Corp.

STIBOR - Stockholm Interbank Offered Rate

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2007, which are subject to change based on the terms of the security.

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

(b)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(c)  Bankrupt issuer.

(d)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar CAD - Canadian Dollar CHF - Swiss Franc EUR - Euro GBP - British Pound	JPY - Japanese Yen NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona USD - United States Dollar

See accompanying notes to the financial statements.
8

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $23,367,341) (Note 2)	$25,285,059
Investments in affiliated issuers, at value (cost $418,549,951) (Notes 2 and 8)	421,809,176
Foreign currency, at value (cost $22,345) (Note 2)	22,468
Receivable for investments sold	1,000,000
Interest receivable	370,242
Unrealized appreciation on open forward currency contracts (Note 2)	3,106,426
Receivable for variation margin on open futures contracts (Note 2)	648,542
Interest receivable for open swap contracts	266,583
Receivable for open swap contracts (Note 2)	1,463,471
Other expense reimbursement from Manager (Note 2)	830,768
Receivable for expenses reimbursed by Manager (Note 3)	28,461
Total assets	454,831,196
Liabilities:
Payable for investments purchased	1,000,000
Payable for Fund shares repurchased	92,027
Payable to affiliate for (Note 3):
Management fee	86,844
Shareholder service fee	52,107
Trustees and Chief Compliance Officer of GMO Trust fees	1,207
Unrealized depreciation on open forward currency contracts (Note 2)	2,999,690
Payable for open swap contracts (Note 2)	199,089
Accrued expenses	921,967
Total liabilities	5,352,931
Net assets	$449,478,265
Net assets consist of:
Paid-in capital	$455,924,392
Accumulated undistributed net investment income	7,216,931
Accumulated net realized loss	(16,081,789)
Net unrealized appreciation	2,418,731
$449,478,265
Net assets attributable to:
Class III shares	$449,478,265
Shares outstanding:
Class III	46,200,124
Net asset value per share:
Class III	$9.73

See accompanying notes to the financial statements.
9

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$17,688,927
Interest	2,517,509
Securities lending income	692
Total investment income	20,207,128
Expenses:
Internal Revenue Code Section 860 expense (Note 2)	830,768
Management fee (Note 3)	1,109,807
Shareholder service fee – Class III (Note 3)	665,884
Custodian, fund accounting agent and transfer agent fees	174,926
Audit and tax fees	66,365
Legal fees	14,137
Trustees fees and related expenses (Note 3)	10,132
Registration fees	7,181
Miscellaneous	7,257
Total expenses	2,886,457
Other reimbursement from Manager in respect of Internal Revenue Code Section 860 expense (Note 2)	(830,768)
Fees and expenses reimbursed by Manager (Note 3)	(265,436)
Indirectly incurred fees waived or borne by Manager (Note 3)	(58,153)
Shareholder service fee waived (Note 3)	(20,889)
Net expenses	1,711,211
Net investment income (loss)	18,495,917
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(856,021)
Investments in affiliated issuers	2,765,353
Realized gains distributions from affiliated issuers (Note 8)	2,791,197
Closed futures contracts	378,858
Closed swap contracts	(3,550,919)
Foreign currency, forward contracts and foreign currency related transactions	18,757,304
Net realized gain (loss)	20,285,772
Change in net unrealized appreciation (depreciation) on:
Investments	(497,886)
Open futures contracts	(2,170,480)
Open swap contracts	(12,777)
Foreign currency, forward contracts and foreign currency related transactions	(857,612)
Net unrealized gain (loss)	(3,538,755)
Net realized and unrealized gain (loss)	16,747,017
Net increase (decrease) in net assets resulting from operations	$35,242,934

See accompanying notes to the financial statements.
10

GMO International Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$18,495,917	$9,711,327
Net realized gain (loss)	20,285,772	(33,502,814)
Change in net unrealized appreciation (depreciation)	(3,538,755)	(7,608,320)
Net increase (decrease) in net assets from operations	35,242,934	(31,399,807)
Distributions to shareholders from:
Net investment income
Class III	(23,666,074)	(14,894,446)
Net realized gains
Class III	(3,983,947)	(287,353)
	(27,650,021)	(15,181,799)
Net share transactions (Note 7):
Class III	19,357,480	30,744,414
Total increase (decrease) in net assets	26,950,393	(15,837,192)
Net assets:
Beginning of period	422,527,872	438,365,064
End of period (including accumulated undistributed net investment income of $7,216,931 and distributions in excess of net investment income of $5,102,178, respectively)	$449,478,265	$422,527,872

See accompanying notes to the financial statements.
11

GMO International Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$9.57	$10.61	$10.38	$9.94	$9.05
Income (loss) from investment operations:
Net investment income (loss)(a) †	0.41	0.21	0.17	0.20	0.20
Net realized and unrealized gain (loss)	0.38	(0.93)	1.02	1.94	2.00
Total from investment operations	0.79	(0.72)	1.19	2.14	2.20
Less distributions to shareholders:
From net investment income	(0.54)	(0.31)	(0.91)	(0.71)	(1.31)
From net realized gains	(0.09)	(0.01)	(0.05)	(0.99)	—
Total distributions	(0.63)	(0.32)	(0.96)	(1.70)	(1.31)
Net asset value, end of period	$9.73	$9.57	$10.61	$10.38	$9.94
Total Return(b)	8.32%	(6.83)%	11.81%	23.17%	25.17%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$449,478	$422,528	$438,365	$271,015	$122,521
Net expenses to average daily net assets(c)	0.39%	0.39%	0.39%	0.39%	0.38%
Net investment income to average daily net assets(a)	4.17%	2.13%	1.65%	1.98%	1.96%
Portfolio turnover rate	32%	36%	51%	26%	40%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.26%*	0.08%	0.09%	0.12%	0.11%

(a)  Net investment income is affected by the timing of the declaration of the dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

*  Includes 0.19% non-recurring Internal Revenue Code Section 860 expense reimbursed by the Manager (See Note 2).

See accompanying notes to the financial statements.
12

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO International Bond Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of the JPMorgan Non-U.S. Government Bond Index. The Fund typically invests in fixed income securities included in the JPMorgan Non-U.S. Government Bond Index and in securities with similar characteristics. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. The Fund may invest in or use investment-grade bonds denominated in various currencies; shares of GMO Short-Duration Collateral Fund; shares of GMO World Opportunity Overlay Fund; futures contracts, currency forwards, swap contracts, and other types of derivatives; and sovereign debt of emerging countries, primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF") (limited to 5% of the Fund's total assets).

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, upon request, without charge by calling (617) 346-7646 (collect). Shares of the GMO Short-Duration Collateral Fund, the GMO World Opportunity Overlay Fund and the GMO Special Purpose Holding Fund are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which

13

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 31.59% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), a holding of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 28, 2007, the Fund indirectly received $497,053 in conjunction with a settlement agreement related to the default of those asset-backed securities. In addition, the Fund also indirectly received $1,300,783 from other defendants for litigation proceeds.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation

14

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the

15

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount

16

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

17

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $26,029,938 and $14,894,446, respectively, and long-term capital gains – $1,620,083 and $287,353, respectively.

18

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $18,577,395 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to partnership interest tax allocations.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $23,687,952 expiring in 2015. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2007, the Fund elected to defer to March 1, 2007 post-October capital losses of $1,384,814.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$445,726,884	$2,110,971	$(743,620)	$1,367,351

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$17,489,266	$(20,595,351)	$3,106,085

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

On October 12, 2006, the Fund paid a dividend under Code Section 860 of $0.09229 per share to shareholders of record as of October 11, 2006. It is anticipated the Fund will be required to make a payment, estimated to be, $830,768 to the Internal Revenue Service ("IRS") related to such dividend, which has been included in accrued expenses on the Statement of Assets and Liabilities. The Manager will make a reimbursement payment to the Fund concurrent with the Fund's payment to the IRS.

19

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Investment risks

There are certain additional risks involved in investing in foreign securities that are not inherent in investments in domestic securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times may be more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

20

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Fund exceeds 0.15%; provided, however, that the amount of this waiver will not exceed 0.15%.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's CCO (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

21

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses shareholder service fees and interest expense)	Indirect Shareholder Service Fees	(excluding Indirect Interest Expense	Total Indirect Expenses
0.016%	0.005%	0.019%	0.040%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $8,116 and $2,902, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2007 aggregated $166,359,167 and $141,515,108, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 45.30% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

22

GMO International Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, 3.34% of the Fund's shares were held by four related parties comprised of certain GMO employee accounts, and 45.46% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	8,919,195	$87,630,458	9,855,130	$99,990,204
Shares issued to shareholders in reinvestment of distributions	2,731,073	26,403,882	1,466,265	14,090,802
Shares repurchased	(9,612,832)	(94,676,860)	(8,493,772)	(83,336,592)
Net increase (decrease)	2,037,436	$19,357,480	2,827,623	$30,744,414

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the securities of these affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$12,966,615	$3,659,298	$1,000,000	$1,165,937	$993,361	$14,983,428
GMO Short-Duration Collateral Fund	295,468,092	135,822,990	115,450,000	16,522,990	—	316,596,798
GMO Special Purpose Holding Fund	308,345	—	—	—	1,797,836	52,827
GMO World Opportunity Overlay Fund	84,234,362	25,800,000	22,500,000	—	—	90,176,123
Totals	$392,977,414	$165,282,288	$138,950,000	$17,688,927	$2,791,197	$421,809,176

23

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

24

GMO International Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.43%	$1,000.00	$1,034.60	$2.17
2) Hypothetical	0.43%	$1,000.00	$1,022.66	$2.16

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

25

GMO International Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $1,620,083 from long-term capital gains.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $11,370,602 or if determined to be different, the qualified interest income of such year.

26

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

27

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

28

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

29

Principal Officers: — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

30

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Country Debt Fund returned +11.0% for the fiscal year ended February 28, 2007, as compared to +7.7% for the JPMorgan Emerging Markets Bond Index Global (EMBIG).

The Fund outperformed the benchmark during the fiscal year by 3.3%. EMBIG spreads over U.S. Treasuries tightened just one basis point to 187 basis points (it would have tightened more but high-spread Iraq replaced low-spread Thailand and Morocco in the index during the fiscal year), while the yield on the 10-year U.S. Treasury bond fell by 2 bps to 4.56%. The EMBIG return of +7.7% was driven by carry (the yield on the index averaged 6.4%) and capital gains from spread tightening in the countries that remained in the index throughout the year.

The biggest gainers of the fiscal year were Argentina (+27.2%), Philippines (+14.0%), and Indonesia (+13.1%). Latin American countries outperformed those outside the region, +8.3% to +7.0%. The worst performing countries for the year were Ecuador (-4.2%), Ivory Coast (-2.9%), and Lebanon (+3.2%).

Market selection added value, primarily from the Argentina and Uruguay overweights and Lebanon underweight. Overweighting Ivory Coast and underweighting Philippines detracted from value added. Security selection added 283 basis points of positive alpha in total. Positions in Nigeria were the largest contributor, where oil warrants outperformed the bonds in the index. Credit default swap protection helped in Pakistan, and bond selection was positive in Uruguay, Ecuador, and Russia.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Emerging Country Debt Fund Class III Shares and the JPMorgan Emerging Markets Bond Index Global As of February 28, 2007

$45,000,000
$40,000,000
$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2/28/97
$9,950,000
$40,688,270
$26,681,110
$26,500,800
GMO Emerging Country Debt Fund
JPMorgan Emerging Markets Bond Index Global
JPMorgan Emerging Markets Bond Index Global +*

	Average Annual Total Returns			
	1 Year	5 Year	10 Year	Since Inception
Class III	10.15%	19.15%	15.07%	n/a
Class IV	10.23%	19.24%	n/a	**1/9/98** 14.85%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of 0.50% on the purchase and 0.25% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Performance for Class IV shares will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  JPMorgan EMBT Global + represents the JPEMB1 prior to 8/95. JPMorgan EMBI+ through 12/31/99 and the JPMorgan EMBI Global thereafter. The Manager changed the benchmark due to the belief that the EMBIG is more diversified and representative of the universe of emerging country debt.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	93.00%
Loan Participations	3.49
Swaps	2.71
Options Purchased	2.60
Loan Assignments	2.59
Short-Term Investments	1.90
Rights and Warrants	0.76
Promissory Notes	0.58
Forward Currency Contracts	0.03
Futures	(0.00)
Written Options	(0.07)
Reverse Repurchase Agreements	(7.58)
Other	(0.01)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Country / Region Summary**	% of Investments
Brazil	17.49%
Mexico	14.13
Russia	10.82
Turkey	8.56
Colombia	5.49
Venezuela	5.24
Philippines	4.97
Uruguay	4.72
Argentina	3.48
Ukraine	3.41
Peru	2.22
South Africa	2.09
Ecuador	1.59
Indonesia	1.57
Iraq	1.50
Dominican Republic	1.34
El Salvador	1.33
Pakistan	1.30
Vietnam	1.12
Trinidad	1.02
India	0.88
Ivory Coast	0.85
Jamaica	0.73
Serbia	0.64
Malaysia	0.61
Egypt	0.56
Congo	0.44
Poland	0.44
Chile	0.37
Thailand	0.34
Bosnia	0.31
Panama	0.24
Costa Rica	0.22
Tunisia	0.21
China	0.18
Nicaragua	0.15
Belize	0.08
Morocco	0.02
Romania	(0.05)
Bulgaria	(0.06)
Lebanon	(0.09)
South Korea	(0.46)
100.00%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments and any investment in the underlying funds that are less than 3% of invested assets. The table includes exposure through the use of derivative contracts.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 86.61%
		Argentina — 11.28%
		Foreign Government Obligations
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, Variable Rate, 2.00%, due 05/15/35	4,612,500
USD	24,087	Republic of Argentina, 8.28%, due 12/31/33	24,906
USD	28,054,525	Republic of Argentina Capitalization Bond, 12.25%, due 06/19/18 (a)	9,819,084
USD	45,720,000	Republic of Argentina Capitalization Bond, 12.00%, due 06/19/31 (a)	16,459,200
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, Variable Rate, 6 mo. LIBOR + .81%, 5.44%, due 03/31/23 (a)	16,000,000
DEM	3,830,000	Republic of Argentina Discount Bond, Variable Rate, 6 mo. DEM LIBOR + .81%, 3.00%, due 03/31/23 (a)	1,295,724
ARS	28,000,000	Republic of Argentina GDP Linked, 0.00%, due 12/15/35 (b) (c)	798,207
USD	71,474	Republic of Argentina GDP Linked, Variable Rate, 0.63%, due 12/15/35 (c)	8,505
EUR	214,800,000	Republic of Argentina GDP Linked, Variable Rate, 0.66%, due 12/15/35 (c)	35,531,948
DEM	5,000,000	Republic of Argentina Global Bond, 9.00%, due 11/19/08 (a) (b)	1,048,758
ARS	6,713,523	Republic of Argentina Global Bond, 2.00%, due 02/04/18 (a) (b)	2,582,982
USD	26,545,000	Republic of Argentina Global Bond, 12.13%, due 02/25/19 (a)	9,290,750
USD	6,931,000	Republic of Argentina Global Bond, 12.00%, due 02/01/20 (a)	2,425,850
USD	3,540,000	Republic of Argentina Global Bond, 8.88%, due 03/01/29 (a)	1,203,600
USD	31,390,000	Republic of Argentina Global Bond, Reg. S, Variable Rate, 3 mo. LIBOR + .58%, 11.11%, due 04/06/04 (a)	9,260,050
USD	198,230	Republic of Argentina Global Bond, Series 2008, Step Up, 15.50%, due 12/19/08 (a)	69,380
USD	8,000,000	Republic of Argentina Global Bond, Series BT04, 9.75%, due 09/19/27 (a)	2,800,000
DEM	20,000,000	Republic of Argentina Global Bond, Series DM, 5.87%, due 03/31/23 (a)	7,764,193
EUR	3,500,000	Republic of Argentina Global Bond, Series FEB, Step Down, 8.00%, due 02/26/08 (a)	1,540,049
ARS	28,000,000	Republic of Argentina Global Bond, Step Up, 0.63%, due 12/31/38 (b)	4,263,605
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Variable Rate, Step Up, 6.00%, due 03/31/23 (a)	7,500,000
USD	2,000,000	Republic of Argentina Pro 4, 2.00%, due 12/28/10 (a)	329,600
USD	7,211,000	Republic of Argentina, Series BGLO, 8.38%, due 12/20/03 (a)	2,523,850
USD	46,000,000	Republic of Argentina, Series F, 0.00%, due 10/15/04 (a)	11,270,000
EUR	295,000,000	Republic of Argentina, Step Up, 1.20%, due 12/31/38	175,674,713
		Total Argentina	324,097,454

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		Aruba — 1.21%
		Foreign Government Obligations
USD	5,000,000	Government of Aruba, 6.19%, due 10/30/12	4,950,000
USD	3,500,000	Government of Aruba, 6.71%, due 10/15/13	3,535,000
USD	3,752,000	Government of Aruba, 6.80%, due 04/02/14	3,808,280
USD	22,500,000	Government of Aruba, Reg S, 6.40%, due 09/06/15	22,500,000
		Total Aruba	34,793,280
		Belize — 0.11%
		Foreign Government Obligations
USD	4,023,400	Government of Belize, 144A, Step Up, 4.25%, due 02/20/29	3,258,954
		Bosnia & Herzegovina — 0.49%
		Foreign Government Obligations
DEM	24,234,240	Bosnia & Herzegovina, Series A, Step Up, Variable Rate, 6 mo. DEM LIBOR + .81%, 3.50%, due 12/11/17	14,019,714
		Brazil — 9.35%
		Foreign Government Obligations
USD	2,768,817	Brazil MYDFA Trust Certificates, Variable Rate, 6 mo. LIBOR + .81%, 6.25%, due 09/15/07	2,768,817
USD	11,783,333	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	11,783,333
USD	461,365	Brazilian Government International Exit Bonds Odd Lot, 6.00%, due 09/15/13	461,366
USD	14,000,000	Republic of Brazil, 8.75%, due 02/04/25	17,605,000
USD	64,000,000	Republic of Brazil, 8.25%, due 01/20/34 (d)	78,848,000
USD	22,000,000	Republic of Brazil, 7.13%, due 01/20/37 (d)	23,870,000
USD	99,800,000	Republic of Brazil, 11.00%, due 08/17/40 (d)	133,282,900
		Total Brazil	268,619,416
		China — 0.28%
		Foreign Government Obligations
USD	7,500,000	China Government International Bond, 6.80%, due 05/23/11	8,024,251

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		Colombia — 0.79%
		Foreign Government Obligations
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,230,000
USD	8,000,000	Republic of Colombia, 7.38%, due 01/27/17	8,620,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	4,883,000
		Total Colombia	22,733,000
		Costa Rica — 0.28%
		Foreign Government Obligations
USD	3,000,000	Republic of Costa Rica, Reg S, 8.05%, due 01/31/13	3,304,500
USD	3,710,000	Republic of Costa Rica, Reg S, 10.00%, due 08/01/20	4,897,200
		Total Costa Rica	8,201,700
		Dominican Republic — 2.09%
		Asset-Backed Securities — 0.18%
USD	4,939,601	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	5,137,185
		Foreign Government Obligations — 1.91%
USD	2,053,406	Dominican Republic Bond, Variable Rate, 6 mo. LIBOR + .81%, 6.31%, due 08/30/09	2,050,325
USD	42,557,000	Dominican Republic Bond, Variable Rate, 6 mo. LIBOR + .81%, 6.19%, due 08/30/24	42,344,215
USD	9,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	10,440,000
			54,834,540
		Total Dominican Republic	59,971,725
		Ecuador — 1.50%
		Foreign Government Obligations
USD	2,537,873	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, Variable Rate, 6 mo. LIBOR + .81%, 6.25%, due 02/27/15 (b)	1,304,185
USD	2,000,000	Republic of Ecuador, Reg S, 9.38%, due 12/15/15 (d)	1,840,000
USD	47,087,000	Republic of Ecuador, Variable Rate, Step Up, 10.00%, due 08/15/30 (d)	40,023,950
		Total Ecuador	43,168,135

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		Egypt — 0.07%
		Corporate Debt
USD	2,001,030	Petroleum Export, 144A, 5.27%, due 06/15/11	1,961,009
		El Salvador — 1.47%
		Foreign Government Obligations
USD	37,000,000	Republic of El Salvador, Reg S, 7.65%, due 06/15/35	42,272,500
		Grenada — 0.11%
		Foreign Government Obligations
USD	6,000,000	Government of Grenada, Reg S, Step Up, 1.00%, due 09/15/25	3,150,000
		Indonesia — 0.61%
		Corporate Debt — 0.16%
USD	4,500,000	Majapahit Holding BV, 144A, 7.25%, due 10/17/11	4,590,000
		Foreign Government Obligations — 0.45%
USD	10,500,000	Republic of Indonesia, Reg S, 8.50%, due 10/12/35 (d)	12,848,850
		Total Indonesia	17,438,850
		Iraq — 0.36%
		Foreign Government Obligations
USD	16,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	10,400,000
		Ivory Coast — 1.28%
		Foreign Government Obligations
FRF	37,500,000	Ivory Coast Discount Bond, Series FF, Variable Rate, Step Up, 3.00%, due 03/31/28 (a)	2,950,497
FRF	85,905,000	Ivory Coast FLIRB, Variable Rate, Step Up, 2.50%, due 03/29/18 (a)	4,116,057
USD	69,850,000	Ivory Coast FLIRB, Variable Rate, Step Up, 2.50%, due 03/29/18 (a)	17,287,875
FRF	256,889,500	Ivory Coast PDI, Series FF, Variable Rate, Step Up, 1.90%, due 03/30/18 (a)	12,308,619
		Total Ivory Coast	36,663,048

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		Jamaica — 0.94%
		Corporate Debt — 0.81%
USD	17,000,000	Air Jamaica Ltd., Reg S, 9.38%, due 07/08/15	18,402,500
USD	4,500,000	Clarendon Alumina Production Ltd., 144A, 8.50%, due 11/16/21	4,855,500
			23,258,000
		Foreign Government Obligations — 0.13%
USD	3,000,000	Government of Jamaica, 10.63%, due 06/20/17	3,712,500
		Total Jamaica	26,970,500
		Malaysia — 1.36%
		Corporate Debt — 1.06%
MYR	45,000,000	Transshipment Megahub Berhad, Series C, 5.45%, due 11/03/09	13,971,710
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/03/12	16,469,201
			30,440,911
		Foreign Government Obligations — 0.30%
USD	8,000,000	Malaysia Global Bond, 7.50%, due 07/15/11	8,739,043
		Total Malaysia	39,179,954
		Mexico — 8.95%
		Corporate Debt — 3.98%
USD	12,000,000	Pemex Project Funding Master Trust, 8.63%, due 02/01/22	14,895,000
USD	20,000,000	Pemex Project Funding Master Trust, 144A, 8.63%, due 02/01/22	24,825,000
GBP	7,689,000	Pemex Project Funding Master Trust, EMTN, 7.50%, due 12/18/13	16,159,514
EUR	30,000,000	Pemex Project Funding Master Trust, Reg S, 6.38%, due 08/05/16	43,396,617
EUR	2,500,000	Pemex Project Funding Master Trust, Reg S, 5.51%, due 02/24/25	3,276,945
ITL	16,955,000,000	Petroleos Mexicanos, EMTN, Variable Rate, 11.25%, 12 mo. ITL LIBOR, 7.17%, due 03/04/08	11,703,830
			114,256,906
		Foreign Government Obligations — 4.97%
USD	145,000	United Mexican States, 7.50%, due 01/14/12	158,485
USD	235,000	United Mexican States, 5.88%, due 01/15/14	240,523
USD	2,000,000	United Mexican States, 5.63%, due 01/15/17	2,002,567
USD	47,250,000	United Mexican States, 8.30%, due 08/15/31	60,645,375

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		Foreign Government Obligations — continued
USD	10,000,000	United Mexican States, Global Bond, 11.50%, due 05/15/26	16,130,000
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	63,625,732
			142,802,682
		Total Mexico	257,059,588
		Nicaragua — 0.25%
		Foreign Government Obligations
USD	8,186,630	Republic of Nicaragua BPI, Series E, 5.00%, due 02/01/11	7,114,673
		Pakistan — 0.74%
		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	21,400,000
		Panama — 0.15%
		Foreign Government Obligations
USD	4,000,000	Republic of Panama, 7.13%, due 01/29/26	4,320,000
		Peru — 4.32%
		Asset-Backed Securities — 0.17%
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., 144A, 0.00%, due 05/31/25	4,731,760
		Foreign Government Obligations — 4.15%
USD	21,096,000	Peru FLIRB, Series 20 Yr., Variable Rate, Step Up, 5.00%, due 03/07/17	20,990,520
USD	25,000,000	Peru Par Bond, Series 30 Yr., Variable Rate, Step Up, 3.00%, due 03/07/27	20,000,000
USD	4,628,757	Peru Trust II, Series 98-A LB, 0.00%, due 02/28/16	3,723,372
USD	9,994,156	Peru Trust, Series 97-I-P, Class A3, 0.00%, due 12/31/15	6,217,164
USD	3,347,334	Racers, Series 1998 I-P, 0.00%, due 03/10/16	2,110,226
USD	5,000,000	Republic of Peru, 7.35%, due 07/21/25	5,612,500
USD	40,381,000	Republic of Peru Discount Bond, Variable Rate, 6 mo. LIBOR + .81%, 6.25%, due 03/07/27	39,977,190
EUR	13,700,000	Republic of Peru Global Bond, 7.50%, due 10/14/14	20,704,340
			119,335,312
		Total Peru	124,067,072

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		Philippines — 6.04%
		Corporate Debt — 1.93%
USD	6,000,000	National Power Corp., 9.88%, due 03/16/10	6,552,000
USD	31,600,000	National Power Corp., 9.63%, due 05/15/28	39,342,000
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	9,498,750
			55,392,750
		Foreign Government Obligations — 4.11%
USD	59,501,000	Central Bank of the Philippines, Series A, 8.60%, due 06/15/27	70,211,180
EUR	12,000,000	Republic of Philippines, 9.13%, due 02/22/10	17,706,423
USD	27,843,000	Republic of Philippines, 8.38%, due 02/15/11	30,314,066
			118,231,669
		Total Philippines	173,624,419
		Poland — 0.59%
		Foreign Government Obligations
USD	10,000,000	Delphes Co. No. 2 Ltd., Reg S, 7.75%, due 05/05/09	10,500,500
USD	6,000,000	Poland Government International Bond, 6.25%, due 07/03/12	6,336,300
		Total Poland	16,836,800
		Russia — 9.61%
		Corporate Debt — 3.29%
EUR	38,000,000	Gaz Capital (Gazprom), Reg S, 5.88%, due 06/01/15	52,424,510
USD	14,000,000	RSHB Capital SA, Reg S, 7.18%, due 05/16/13	14,630,000
USD	8,000,000	Sberbank Capital SA, EMTN, 6.48%, due 05/15/13	8,284,800
USD	19,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	19,313,500
			94,652,810
		Foreign Government Obligations — 6.32%
USD	10,529,214	Russia Federation, Reg S, 8.25%, due 03/31/10	10,963,544
USD	150,492,850	Russia Federation, Reg S, Variable Rate, Step Up, 5.00%, due 03/31/30	170,527,211
			181,490,755
		Total Russia	276,143,565

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		Serbia — 0.49%
		Foreign Government Obligations
USD	14,966,026	Republic of Serbia, Reg S, Step Up, 3.75%, due 11/01/24	14,105,479
		South Africa — 1.25%
		Foreign Government Agency — 0.11%
ZAR	163,000,000	Eskom Holdings Ltd., 0.00%, due 12/31/32	3,156,293
		Foreign Government Obligations — 1.14%
EUR	25,000,000	Republic of South Africa, EMTN, 4.50%, due 04/05/16	32,647,045
		Total South Africa	35,803,338
		South Korea — 0.21%
		Foreign Government Agency
USD	6,000,000	Export Import Bank of Korea, 7.10%, due 03/15/07	6,003,536
		Thailand — 0.18%
		Corporate Debt
USD	5,000,000	PTT Public Co. Ltd., 5.75%, due 08/01/14	5,048,702
		Trinidad & Tobago — 0.51%
		Corporate Debt
USD	8,000,000	First Citizens St. Lucia, Reg S, 5.13%, due 02/14/11	7,832,400
USD	7,000,000	First Citizens St. Lucia, Reg S, 5.46%, due 02/01/12	6,910,190
		Total Trinidad & Tobago	14,742,590
		Tunisia — 0.12%
JPY	360,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	3,405,118
		Turkey — 2.50%
		Foreign Government Obligations
USD	18,000,000	Republic of Turkey, 7.38%, due 02/05/25	18,360,000
USD	5,000,000	Republic of Turkey, 11.88%, due 01/15/30 (d)	7,625,000
USD	48,500,000	Republic of Turkey, 6.88%, due 03/17/36	45,832,500
		Total Turkey	71,817,500

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		Ukraine — 0.67%
		Foreign Government Agency — 0.66%
USD	9,000,000	Credit Suisse First Boston, The EXIM of Ukraine, 6.80%, due 10/04/12	8,854,200
USD	10,000,000	Dresdner Kleinwort Wasserstein for CJSC, The EXIM of Ukraine, 7.75%, due 09/23/09	10,263,000
			19,117,200
		Foreign Government Obligations — 0.01%
USD	186,720	Ukraine Government International Bond Series, Reg S, 11.00%, due 03/15/07	187,654
		Total Ukraine	19,304,854
		United Kingdom — 0.10%
		Asset-Backed Securities
GBP	455,798	RMAC Plc, Series 03-NS1A, Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .45%, 5.73%, due 06/12/35	897,047
GBP	1,053,691	RMAC Plc, Series 03-NS2A, Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .40%, 5.68%, due 09/12/35	2,075,194
		Total United Kingdom	2,972,241
		United States — 2.33%
		Asset-Backed Securities — 0.96%
USD	4,000,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 5.80%, due 05/15/24	2,930,000
	468,515	Chevy Chase Mortgage Funding Corp., Series 03-4, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .34%, 5.66%, due 10/25/34	468,515
USD	2,473,165	CHYPS CBO, Series 97-1A, Class A2A, 144A, 6.72%, due 01/15/10	1,360,241
	2,713,350	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 5.76%, due 10/25/30	2,720,848
	2,653,099	Golden Securities Corp., Series 03-A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 5.62%, due 12/02/13	2,654,531
USD	10,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, Variable Rate, 3 mo. LIBOR + .45%, 5.84%, due 12/20/09	10,085,000
USD	622,268	Quest Trust, Series 03-X4A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .43%, 5.75%, due 12/25/33	623,075
	6,879,836	SHYPPCO Finance Co., Series II, Class A-2B, 6.64%, due 06/15/10	6,793,838
			27,636,048

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		U.S. Government — 1.37%
USD	38,720,550	U.S. Treasury Inflation Indexed Note, 3.63%, due 01/15/08 (c) (d) (e)	39,228,757
		Total United States	66,864,805
		Uruguay — 5.77%
		Foreign Government Obligations
USD	1,045,000	Republic of Uruguay, 8.38%, due 09/26/11	1,123,385
USD	350,000	Republic of Uruguay, 7.63%, due 01/20/12	339,500
EUR	2,000,000	Republic of Uruguay, 7.00%, due 06/28/19	2,865,053
USD	11,500,000	Republic of Uruguay, 8.00%, due 11/18/22	12,862,750
USD	83,651,571	Republic of Uruguay, 7.63%, due 03/21/36	91,180,212
USD	21,665,161	Republic of Uruguay, PIK, 7.88%, due 01/15/33	24,102,492
EUR	3,850,000	Republica Orient Uruguay, 7.00%, due 09/26/12	5,298,693
USD	400,000	Republica Orient Uruguay, 7.25%, due 05/04/14	400,440
EUR	10,000,000	Republica Orient Uruguay, 6.88%, due 01/19/16	14,292,180
JPY	1,648,000,000	Republica Orient Uruguay, Series 3BR, Step Up, 2.50%, due 03/14/11	13,221,856
		Total Uruguay	165,686,561
		Venezuela — 7.35%
		Foreign Government Obligations
EUR	32,000,000	Republic of Venezuela, 11.00%, due 03/05/08	44,909,206
EUR	8,400,000	Republic of Venezuela, 11.13%, due 07/25/11	13,450,529
EUR	12,000,000	Republic of Venezuela, 7.00%, due 03/16/15	16,626,569
USD	8,000,000	Republic of Venezuela, 6.00%, due 12/09/20	7,248,000
USD	87,100,000	Republic of Venezuela, 7.65%, due 04/21/25 (d)	92,326,000
USD	206,247	Republic of Venezuela DCB DL Odd Lot, Variable Rate, 6 mo. LIBOR + .88%, 6.44%, due 12/18/07 (b)	204,183
USD	2,869,565	Republic of Venezuela DCB IL, Variable Rate, 6 mo. LIBOR + .88%, 6.25%, due 12/18/08	2,869,565
USD	3,308,200	Republic of Venezuela FLIRB, Series B, Variable Rate, 6 mo. LIBOR + .88%, 6.25%, due 03/30/07	3,301,584
CHF	1,904,000	Republic of Venezuela FLIRB, Series SFR, Variable Rate, CHF 6 mo. LIBOR + .88%, 2.81%, due 03/30/07	1,562,192
USD	4,356,315	Republic of Venezuela Global Bond, Series DL, Variable Rate, 6 mo. LIBOR + .88%, 6.25%, due 12/18/07	4,345,424
DEM	30,190,000	Republic of Venezuela Global Bond, Step Down, 7.38%, due 10/29/08	21,090,982

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		Foreign Government Obligations — continued
USD	3,117,800	Republic of Venuzuela FLIRB, Series A, Variable Rate, 6 mo. LIBOR + .88%, 6.25%, due 03/30/07	3,117,800
		Total Venezuela	211,052,034
		Vietnam — 0.90%
		Foreign Government Obligations
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., Variable Rate, 6.25%, due 03/13/28	3,925,000
USD	19,750,000	Vietnam Par Bond, Series 30 Yr., Variable Rate, Step Up, 3.75%, due 03/12/28	16,935,625
USD	4,956,522	Vietnam PDI, Series 18 Yr., Variable Rate, Step Up, 6.25%, due 03/12/16	4,962,717
		Total Vietnam	25,823,342
		TOTAL DEBT OBLIGATIONS (COST $2,332,851,881)	2,488,119,707
		LOAN ASSIGNMENTS — 2.59%
		Congo Republic (Brazzaville) — 0.48%
EUR	4,976,732	Republic of Congo Loan Agreement *	1,415,981
EUR	14,565,612	Republic of Congo Loan Agreement *	4,144,211
FRF	102,097,963	Republic of Congo Loan Agreement *	4,428,482
USD	8,496,466	Republic of Congo Loan Agreement *	1,826,740
EUR	6,987,247	Republic of Congo Loan Agreement *	1,988,013
		Total Congo Republic (Brazzaville)	13,803,427
		Indonesia — 1.00%
USD	3,806,400	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, (6.25%), due 12/14/19	3,578,016
USD	3,806,400	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, (6.25%), due 12/14/19	3,578,016
USD	5,075,200	Republic of Indonesia Loan Agreement, dated June 14, 1995, 3 mo. LIBOR + .88%, (6.25%), due 12/14/19	4,770,688
JPY	204,120,002	Republic of Indonesia Loan Agreement, 6 mo. JPY LIBOR + .88%, (1.31%), due 03/28/13	1,693,674

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		Indonesia — continued
USD	4,332,547	Republic of Indonesia Loan Agreement, dated January 1, 1994, 3 mo. LIBOR + .88%, (6.25%), due 03/29/13	4,267,559
USD	3,211,629	Republic of Indonesia Loan Agreement, dated September 29, 1994, 7.24%, due 12/01/19	2,994,844
USD	1,621,008	Republic of Indonesia Loan Agreement, dated September 29, 1994, 7.83%, due 12/01/19	1,511,590
USD	2,788,449	Republic of Indonesia Loan Agreement, dated September 29, 1994, Variable Rate, 6.31%, due 12/01/19	2,600,228
EUR	3,451,574	Republic of Indonesia, Indonesia Paris Club Debt, with rates varying from 3.50%-12.41%, due 06/01/21 *	3,568,469
		Total Indonesia	28,563,084
		Iraq — 0.75%
JPY	21,626,105,007	Republic of Iraq Paris Club Loan Agreement, due 01/01/28	21,551,225
		Morocco — 0.14%
USD	4,090,909	Morocco Tranche A Restructuring and Consolidating Agreement, 6 mo. LIBOR + .81%, (6.34%), due 01/01/09	4,080,682
		Russia — 0.22%
USD	3,955,201	Russia Foreign Trade Obligations * (b)	5,354,341
DEM	45,916	Russia Foreign Trade Obligations * (b)	32,292
FIM	1,740,000	Russia Foreign Trade Obligations * (b)	425,291
GBP	14,162	Russia Foreign Trade Obligations * (b)	36,016
USD	265,723	Russia Foreign Trade Obligations * (b)	353,260
USD	80,572	Russia Foreign Trade Obligations * (b)	105,384
		Total Russia	6,306,584
		TOTAL LOAN ASSIGNMENTS (COST $61,203,838)	74,305,002
		LOAN PARTICIPATIONS — 3.49%
		Egypt — 0.11%
CHF	6,125,846	Paris Club Loan (Participation with Standard Chartered Bank), 0.00%, due 01/03/24 *	3,246,248

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value		Description	Value ($)
		Indonesia — 1.94%
USD	26,267,906	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, (6.61%), due 02/12/13	24,330,648
JPY	1,206,760,585	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), dated March 28, 1994, 6 mo. LIBOR + 0.88%, (1.41%), due 03/29/13	10,038,503
USD	20,990,076	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), dated September 29, 1995, 3 mo. LIBOR + .88%, (6.25%), due 09/29/19	19,940,572
USD	468,480	Republic of Indonesia Loan Agreement (Participation with Salomon Brothers), dated June 14,1995, 3 mo. LIBOR + .88%, (6.25%), due 12/14/19	440,371
USD	468,480	Republic of Indonesia Loan Agreement (Participation with Salomon Brothers), dated June 14,1995, 3 mo. LIBOR + .88%, (6.25%), due 12/14/19	440,371
USD	624,640	Republic of Indonesia Loan Agreement (Participation with Salomon Brothers), dated June 14,1995, 3 mo. LIBOR + .88%, (6.25%), due 12/14/19	587,162
		Total Indonesia	55,777,627
		Iraq — 0.10%
JPY	2,825,824,099	Republic of Iraq Paris Club Loan (Participation with Deutsche Bank), due 01/01/28	2,816,040
		Poland — 0.47%
JPY	1,580,000,001	Poland Paris Club Debt (Participation with Deutsche Bank), 2.22%, due 03/31/09	13,343,468
		Vietnam — 0.87%
JPY	3,276,783,547	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), Variable Rate, 6 mo. JPY LIBOR + .46%, 1.06%, due 09/01/17	24,975,062
		TOTAL LOAN PARTICIPATIONS (COST $99,293,765)	100,158,445
		PROMISSORY NOTES — 0.58%
		Dominican Republic — 0.15%
USD	1,186,200	Dominican Republic Promissory Notes, 0.00%, due 3/15/2007	1,181,455
USD	1,186,200	Dominican Republic Promissory Notes, 0.00%, due 3/15/2008	1,076,477
USD	1,089,012	Dominican Republic Promissory Notes, 0.00%, due 9/15/2009	863,042
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 9/15/2010	592,097
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 9/15/2011	541,427
		Total Dominican Republic	4,254,498

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value / Principal Amount		Description	Value ($)
		Ghana — 0.18%
USD	5,312,500	Republic of Ghana Promissory Notes, 0.00%, due 8/9/2007	5,100,000
		Nigeria — 0.25%
USD	33,450,000	Central Bank of Nigeria Promissory Notes, Series RC, 5.09%, due 1/5/2010	7,191,750
		TOTAL PROMISSORY NOTES (COST $27,457,731)	16,546,248
		OPTIONS PURCHASED — 2.59%
		Currency Options — 1.82%
USD	40,000,000	BRL Call/USD Put, Expires 04/25/07, Strike 3.24	20,584,626
USD	45,000,000	BRL Call/USD Put, Expires 12/09/08, Strike 2.40	3,648,890
USD	40,000,000	BRL Put/USD Call, Expires 04/25/07, Strike 3.24	—
USD	70,000,000	BRL Put/USD Call, Expires 04/30/08, Strike 2.44	7,099,205
USD	25,000,000	KRW Call/USD Put, Expires 02/22/08, Strike 932.00	402,278
USD	50,000,000	KRW Call/USD Put, Expires 02/25/08, Strike 931.00	787,965
USD	25,000,000	KRW Put/USD Call, Expires 02/22/08, Strike 932.00	482,779
USD	50,000,000	KRW Put/USD Call, Expires 02/25/08, Strike 931.00	998,064
EUR	50,000,000	TRY Call/EUR Put, Expires 01/15/09, Strike 2.44	6,019,930
EUR	45,000,000	TRY Call/EUR Put, Expires 10/31/08, Strike 2.46	6,418,298
EUR	23,000,000	TRY Call/EUR Put, Expires 12/12/08, Strike 2.49	3,355,603
EUR	260,000,000	USD Call/EUR Put, Expires 07/19/07, Strike 1.30	2,374,375
		Total Currency Options	52,172,013
		Options on Bonds — 0.03%
USD	18,000,000	Republic of Brazil 11.00% of 08/17/40 Call, Expires 03/08/07, Strike 132.55	176,907
USD	18,000,000	Republic of Brazil 11.00% of 08/17/40 Call, Expires 03/08/07, Strike 132.90	128,071
USD	15,000,000	Republic of Brazil 11.00% of 08/17/40 Call, Expires 03/09/07, Strike 132.90	109,364
USD	45,000,000	Republic of Brazil 11.00% of 08/17/40 Call, Expires 04/13/07, Strike 133.60	274,896
USD	60,000,000	Republic of Turkey 11.875% of 01/15/30 Call, Expires 03/07/07, Strike 153.19	221,153
USD	45,000,000	Republic of Turkey 6.875% of 03/17/36 Call, Expires 03/26/07, Strike 96.94	31,010
		Total Options on Bonds	941,401

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Principal Amount / Shares		Description	Value ($)
		Options on Interest Rates — 0.02%
TWD	1,849,200,000	TWD Interest Rate Cap Call Option, 2.19%, Expires 03/16/10, Strike 2.19	31,917
TWD	1,849,200,000	TWD Interest Rate Floor Call Option, 2.19%, Expires 03/16/10, Strike 2.19	565,670
		Total Options on Interest Rates	597,587
		Options on Interest Rate Swaps — 0.72%
KRW	72,000,000,000	KRW Swaption Call, Expires 02/24/09, Strike 6.05%	3,527,280
KRW	50,000,000,000	KRW Swaption Call, Expires 03/21/11, Strike 5.64%	1,613,000
KRW	72,000,000,000	KRW Swaption Call, Expires 04/08/09, Strike 6.20%	3,943,440
KRW	90,000,000,000	KRW Swaption Call, Expires 04/27/09, Strike 5.42%	3,140,100
KRW	90,000,000,000	KRW Swaption Call, Expires 05/28/07, Strike 4.79%	303,300
KRW	72,000,000,000	KRW Swaption Put, Expires 02/24/09, Strike 6.05%	100,800
KRW	50,000,000,000	KRW Swaption Put, Expires 03/21/11, Strike 5.64%	360,000
KRW	72,000,000,000	KRW Swaption Put, Expires 04/08/09, Strike 6.20%	79,920
KRW	90,000,000,000	KRW Swaption Put, Expires 04/27/09, Strike 5.42%	639,000
KRW	90,000,000,000	KRW Swaption Put, Expires 05/28/07, Strike 4.79%	234,000
MXN	900,000,000	MXN Swaption Call, Expires 05/03/07, Strike 7.65%	50,292
MXN	900,000,000	MXN Swaption Call, Expires 05/09/07, Strike 7.67%	61,425
MXN	1,300,000,000	MXN Swaption Call, Expires 05/22/07, Strike 7.45%	41,938
MXN	900,000,000	MXN Swaption Put, Expires 05/03/07, Strike 7.65%	579,717
MXN	900,000,000	MXN Swaption Put, Expires 05/09/07, Strike 7.67%	563,310
MXN	1,300,000,000	MXN Swaption Put, Expires 05/22/07, Strike 7.45%	1,237,470
USD	135,000,000	USD Swaption Call, Expires 07/24/07, Strike 5.30%	3,147,224
USD	135,000,000	USD Swaption Call, Expires 07/24/07, Strike 5.30%	982,174
		Total Options on Interest Rate Swaps	20,604,390
		TOTAL OPTIONS PURCHASED (COST $62,920,384)	74,315,391
		MUTUAL FUNDS — 6.73%
		United States — 6.73%
		Affiliated Issuers
	5,506,392	GMO Short-Duration Collateral Fund	141,294,024
	21,409	GMO Special Purpose Holding Fund (b) (f)	30,187

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
2,001,329	GMO World Opportunity Overlay Fund	52,014,542
	Total United States	193,338,753
	TOTAL MUTUAL FUNDS (COST $191,705,771)	193,338,753
	RIGHTS AND WARRANTS — 0.75%
	Mexico — 0.00%
2,942,000	United Mexican States Value Recovery Rights, Series F, Expires 06/30/08 **	77,963
	Nigeria — 0.22%
25,000	Central Bank of Nigeria Warrants, Expires 11/15/20 **	6,375,000
	Uruguay — 0.00%
4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 **	—
	Venezuela — 0.53%
164,215	Republic of Venezuela Bond Warrants, Expires 04/18/20 **	5,870,686
262,360	Republic of Venezuela Recovery Warrants, Expires 04/15/20 **	9,379,370
	Total Venezuela	15,250,056
	TOTAL RIGHTS AND WARRANTS (COST $0)	21,703,019
	SHORT-TERM INVESTMENTS — 1.46%
	Money Market Funds — 0.42%
12,089,761	Merrimac Cash Series-Premium Class	12,089,761
	Other Short-Term Investments — 1.04%
30,000,000	Rabobank USA Financial Corp. Commercial Paper, 5.31%, due 03/01/07	30,000,000
	TOTAL SHORT-TERM INVESTMENTS (COST $42,089,761)	42,089,761
	TOTAL INVESTMENTS — 104.80% (Cost $2,817,523,131)	3,010,576,326
	Other Assets and Liabilities (net) — (4.80%)	(137,747,880)
	TOTAL NET ASSETS — 100.00%	$2,872,828,446

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward Currency Contracts

Settlement Date	Deliver		In Exchange For		Net Unrealized Appreciation
3/13/2007	JPY	11,000,000,000	USD	94,448,733	$1,421,153
4/17/2007	GBP	40,000,000	USD	78,795,600	234,600
11/01/2007	HKD	190,000,000	USD	24,697,777	225,390
					$1,881,143
Settlement Date	Deliver		In Exchange For		Net Unrealized Depreciation
4/24/2007	CHF	5,000,000	USD	4,029,009	$(92,293)
5/08/2007	EUR	100,000,000	USD	131,865,000	(834,912)
					$(927,205)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
2,300	Federal Funds 30 Day	March 2007	$908,141,396	$(54,821)

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	89,649,375	Chase Manhattan Bank, 5.10%, dated 10/16/06, to be repurchased on demand at face value plus accrued interest.	$(91,313,118)
USD	25,164,125	Deutsche Bank, 5.20%, dated 11/02/06, to be repurchased on demand at face value plus accrued interest.	(25,582,129)
USD	18,653,400	Lehman Brothers, 5.25%, dated 12/07/06, to be repurchased on demand at face value plus accrued interest.	(18,871,023)
USD	42,931,000	Deutsche Bank, 5.25%, dated 01/12/07, to be repurchased on demand at face value plus accrued interest.	(43,200,213)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Reverse Repurchase Agreements — continued

Face Value		Description	Market Value
USD	15,772,200	Lehman Brothers, 5.20%, dated 01/18/07, to be repurchased on demand at face value plus accrued interest.	$(15,858,772)
USD	7,712,500	Lehman Brothers, 2.85%, dated 02/06/07, to be repurchased on demand at face value plus accrued interest.	(7,725,322)
USD	13,224,162	Lehman Brothers, 5.15%, dated 02/16/07, to be repurchased on demand at face value plus accrued interest.	(13,237,405)
USD	1,906,940	Lehman Brothers, 5.10%, dated 02/27/07, to be repurchased on demand at face value plus accrued interest.	(1,906,940)
			$(217,694,922)

Average balance outstanding	$(278,433,210)
Average interest rate	4.67%
Maximum balance outstanding	$(496,824,183)
Average shares outstanding	248,387,015
Average balance per share outstanding	$(1.12)

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase agreements.

Written options

A summary of open written option contracts for the Fund at February 28, 2007 is as follows:

Currency Options

Principal Amount	Expiration Date	Description	Premiums	Market Value
$45,000,000	12/09/2008	BRL Call/USD USDPut Currency Option, Strike 2.14%	$(590,625)	$(1,187,480)
70,000,000	04/30/2008	BRL Call/USD USDPut Currency Option, Strike 2.07%	(1,470,000)	(694,827)
			$(2,060,625)	$(1,882,307)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
5,000,000	USD	3/20/2007	JP Morgan Chase Bank	(Pay)	1.70%	Republic of Philippines	$(20,313)
10,000,000	USD	6/27/2007	JP Morgan Chase Bank	(Pay)	0.33%	Banco Bilbao Vizcaya Argentaria SA	(15,755)
3,000,000	USD	7/2/2007	Deutsche Bank AG	(Pay)	0.64%	Bank of China Bonds or Loans	(9,112)
10,000,000	USD	7/2/2007	Citigroup	(Pay)	0.64%	Bank of China Bonds or Loans	(30,163)
15,000,000	USD	8/20/2007	Morgan Stanley	(Pay)	0.87%	Government of Ukraine	(40,187)
15,000,000	USD	9/27/2007	JP Morgan Chase Bank	(Pay)	0.33%	HSBC Bank Plc	(35,517)
10,000,000	USD	10/10/2007	JP Morgan Chase Bank	(Pay)	0.70%	Banco Bilbao Vizcaya Argentaria SA	(50,494)
8,000,000	USD	10/19/2007	Deutsche Bank AG	(Pay)	15.00%	Republic of Venezuela	(1,165,633)
5,000,000	USD	10/22/2007	JP Morgan Chase Bank	(Pay)	0.54%	Banco Bilbao Vizcaya Argentaria SA	(19,197)
5,000,000	USD	10/23/2007	JP Morgan Chase Bank	(Pay)	0.48%	Banco Bilbao Vizcaya Argentaria SA	(16,962)
5,000,000	USD	10/30/2007	Deutsche Bank AG	(Pay)	0.44%	Banco Bilbao Vizcaya Argentaria SA	(15,423)
10,000,000	USD	11/23/2007	Deutsche Bank AG	(Pay)	1.15%	Endesa SA Spain	(80,986)
15,000,000	USD	11/27/2007	JP Morgan Chase Bank	(Pay)	1.10%	Endesa SA Spain	(114,913)
30,000,000	USD	12/23/2007	Deutsche Bank AG	(Pay)	2.35%	Gazprom Loan Facility	(594,918)
15,000,000	USD	2/20/2008	JP Morgan Chase Bank	(Pay)	1.70%	Republic of Ecuador	1,219,663
6,500,000	USD	3/20/2008	JP Morgan Chase Bank	(Pay)	0.44%	Petroleos Mexicanos	(21,692)
100,000,000	USD	4/20/2008	JP Morgan Chase Bank	(Pay)	0.32%	United Mexican States	(262,337)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
50,000,000	USD	5/4/2008	Deutsche Bank AG	(Pay)	1.80%	Government of Ukraine	$(1,052,902)
5,000,000	USD	5/30/2008	JP Morgan Chase Bank	Receive	8.65%	Republic of Turkey	597,028
2,000,000	USD	9/20/2008	UBS AG	Receive	9.20%	Dominican Republic	332,622
10,000,000	USD	9/20/2008	Morgan Stanley	Receive	5.15%	Republic of Colombia	948,368
18,000,000	USD	11/20/2008	Deutsche Bank AG	Receive	1.50%	Credit of Uttam Galva Steels Limited	105,005
9,000,000	USD	11/20/2008	Deutsche Bank AG	Receive	4.77%	Republic of Colombia	770,828
14,000,000	USD	12/20/2008	Deutsche Bank AG	(Pay)	0.79%	Korean Deposit Insurance Corporation	(198,511)
5,000,000	USD	3/20/2009	JP Morgan Chase Bank	Receive	2.85%	Republic of Peru	307,732
10,000,000	USD	3/20/2009	JP Morgan Chase Bank	Receive	4.30%	Republic of Philippines	827,549
10,000,000	USD	4/17/2009	Deutsche Bank AG	Receive	3.90%	Gazprom Loan Facility	831,404
5,000,000	USD	5/20/2009	JP Morgan Chase Bank	Receive	4.40%	Gazprom Loan Facility	468,638
25,000,000	USD	5/21/2009	UBS AG	Receive	4.50%	Gazprom Loan Facility	2,401,465
10,445,796	USD	6/6/2009	Deutsche Bank AG	Receive	1.85%	Deutsche Bank Loan to Ukrnafta	106,880
815,999,515	THB	6/30/2009	Deutsche Bank AG	Receive	2.50%	Deutsche Bank Loan to CAT Telecom Public Company Limited	30,660
7,000,000	USD	8/5/2009	Deutsche Bank AG	Receive	4.85%	Government of Ukraine	669,383
849,572,575	RUB	11/5/2009	Deutsche Bank AG	Receive	1.45%	Russia Post Office	146,390
10,000,000	USD	11/20/2009	JP Morgan Chase Bank	(Pay)	0.90%	United Mexican States	(179,294)
10,000,000	USD	11/20/2009	JP Morgan Chase Bank	(Pay)	0.88%	United Mexican States	(173,656)
25,000,000	USD	12/29/2009	Deutsche Bank AG	Receive	2.25%	Videocon Loan Facility	224,487
7,000,000	USD	2/5/2010	Deutsche Bank AG	Receive	4.85%	Government of Ukraine	768,339
12,000,000	USD	3/5/2010	Deutsche Bank AG	Receive	9.10%	Republic of Turkey	3,184,223
18,000,000	USD	3/20/2010	Morgan Stanley	Receive	0.75%	United Mexican States	282,458

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
3,000,000	USD	3/29/2010	JP Morgan Chase Bank	Receive	4.70%	Arab Republic of Egypt	$408,245
85,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	2.10%	Reference security within CDX Index	(4,716,083)
36,000,000	USD	6/20/2010	Lehman Brothers	(Pay)	2.10%	Reference security within CDX Index	(1,997,400)
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	4.00%	Republic of Argentina	(1,005,016)
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	3.87%	Republic of Argentina	(955,392)
150,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	1.47%	Republic of Brazil	(4,350,451)
10,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.77%	Republic of Argentina	(734,798)
6,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.80%	Republic of Argentina	(446,558)
5,000,000	USD	7/23/2010	Deutsche Bank AG	Receive	4.56%	Government of Ukraine	561,347
7,000,000	USD	8/5/2010	Deutsche Bank AG	Receive	4.90%	Government of Ukraine	854,336
3,000,000	USD	8/25/2010	Deutsche Bank AG	Receive	3.40%	Deutsche Bank Loan to Ukrtelekom	52,996
5,000,000	USD	10/25/2010	Deutsche Bank AG	Receive	4.60%	Government of Ukraine	648,253
10,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.57%	Republic of Argentina	(720,340)
5,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.43%	Republic of Argentina	(335,167)
5,000,000	USD	1/25/2011	Deutsche Bank AG	Receive	4.63%	Government of Ukraine	616,905
7,000,000	USD	2/7/2011	Deutsche Bank AG	Receive	4.95%	Government of Ukraine	936,192
5,000,000	USD	2/20/2011	Morgan Stanley	(Pay)	2.80%	Republic of Argentina	(196,716)
3,000,000	USD	2/25/2011	Deutsche Bank AG	Receive	3.50%	Deutsche Bank Loan to Ukrtelekom	52,715
8,000,000	USD	3/20/2011	Citigroup	(Pay)	3.70%	Republic of Iraq	263,340
8,000,000	USD	3/20/2011	UBS AG	(Pay)	3.55%	Republic of Iraq	303
5,000,000	USD	4/26/2011	Deutsche Bank AG	Receive	4.66%	Government of Ukraine	698,118
10,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.89%	Islamic Republic of Pakistan	(201,598)
34,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.35%	Reference security within CDX index	(514,250)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
11,000,000	USD	6/20/2011	JP Morgan Chase Bank	(Pay)	1.35%	Reference security within CDX Index	$(166,375)
5,000,000	USD	6/20/2011	Lehman Brothers	Receive	1.35%	Reference security within CDX index	75,625
20,000,000	USD	6/20/2011	Lehman Brothers	(Pay)	1.35%	Reference security within CDX index	(302,500)
10,000,000	USD	6/20/2011	Lehman Brothers	(Pay)	1.35%	Reference security within CDX index	(151,250)
11,000,000	USD	6/20/2011	Lehman Brothers	(Pay)	1.35%	Reference security within CDX Index	(166,375)
150,000,000	USD	6/20/2011	Deutsche Bank AG	Receive	1.86%	Republic of Brazil	6,592,498
9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	Government of Ukraine	1,320,602
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	Government of Ukraine	656,642
7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	Government of Ukraine	999,779
20,000,000	USD	8/20/2011	Deutsche Bank AG	(Pay)	0.57%	United Mexican States	(133,100)
620,000,000	MXN	8/20/2011	Deutsche Bank AG	Receive	0.40%	United Mexican States	173,385
3,000,000	USD	8/25/2011	Deutsche Bank AG	Receive	3.60%	Deutsche Bank Loan to Ukrtelekom	51,676
15,000,000	USD	10/17/2011	Deutsche Bank AG	Receive	3.55%	Gazprom Loan Facility	1,886,882
7,000,000	USD	10/20/2011	JP Morgan Chase Bank	(Pay)	2.75%	Republic of Argentina	(305,005)
13,500,000	USD	10/20/2011	Lehman Brothers	(Pay)	5.02%	Republic of Ecuador	1,234,135
11,000,000	USD	10/20/2011	Deutsche Bank AG	(Pay)	2.17%	Republic of Turkey	(278,920)
68,000,000	TRY	10/20/2011	Deutsche Bank AG	Receive	1.46%	Republic of Turkey	649,417
5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	Government of Ukraine	733,877
19,000,000	USD	10/30/2011	Deutsche Bank AG	Receive	4.00%	Naftofaz Ukraine	203,421
8,000,000	USD	11/20/2011	JP Morgan Chase Bank	(Pay)	2.16%	Republic of Argentina	(112,088)
5,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	0.66%	Petroleos Mexicanos	(21,963)
65,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	1.40%	Reference security within CDX index	(826,944)

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
9,479,200	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	Stemcor UK Ltd.	$146,549
25,000,000	USD	2/20/2012	JP Morgan Chase Bank	(Pay)	0.96%	Republic of Brazil	(39,509)
3,000,000	USD	2/25/2012	Deutsche Bank AG	Receive	3.68%	Deutsche Bank Loan to Ukrtelekom	49,819
19,000,000	USD	5/5/2012	Deutsche Bank AG	Receive	4.00%	Naftofaz Ukraine	165,939
10,000,000	USD	6/20/2012	Morgan Stanley	Receive	2.10%	Republic of Panama	623,377
5,000,000	USD	7/30/2012	JP Morgan Chase Bank	Receive	3.05%	Republic of Chile	689,853
3,000,000	USD	8/28/2012	Deutsche Bank AG	Receive	3.75%	Deutsche Bank Loan to Ukrtelekom	42,996
10,000,000	USD	10/4/2012	JP Morgan Chase Bank	Receive	2.95%	Republic of Chile	1,464,243
5,000,000	USD	11/5/2012	Deutsche Bank AG	Receive	6.50%	Republic of Jamaica	1,136,893
10,000,000	USD	1/8/2013	Deutsche Bank AG	Receive	7.15%	Republic of Colombia	3,017,415
10,000,000	USD	1/9/2013	Deutsche Bank AG	Receive	8.25%	Republic of Turkey	3,145,317
7,000,000	USD	1/10/2013	JP Morgan Chase Bank	Receive	7.50%	Republic of Colombia	2,235,204
10,000,000	USD	2/7/2013	JP Morgan Chase Bank	Receive	8.30%	Republic of Colombia	3,566,563
15,000,000	USD	2/11/2013	JP Morgan Chase Bank	Receive	3.05%	United Mexican States	1,971,552
10,000,000	USD	6/6/2013	Deutsche Bank AG	Receive	9.40%	Republic of Brazil	4,541,254
20,000,000	USD	6/12/2013	Deutsche Bank AG	Receive	9.08%	Republic of Brazil	8,717,216
9,861,124	EUR	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	VTB Leasing	(103,204)
13,377,601	EUR	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	VTB Leasing	(140,006)
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	Republic of Brazil	15,638,994
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	Republic of Brazil	13,030,860
14,025,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	Republic of Brazil	(16,031,587)
8,415,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	Republic of Brazil	(13,035,840)
10,000,000	USD	12/20/2013	Deutsche Bank AG	Receive	10.50%	Republic of Ecuador	910,527

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
10,000,000	USD	12/24/2013	JP Morgan Chase Bank	Receive	3.80%	Republic of Turkey	$923,662
10,000,000	USD	1/20/2014	Citigroup	Receive	4.94%	Republic of Colombia	2,047,031
10,000,000	USD	1/20/2014	Deutsche Bank AG	Receive	1.77%	United Mexican States	725,964
5,000,000	USD	3/20/2014	JP Morgan Chase Bank	Receive	4.90%	Republic of Colombia	1,108,515
20,000,000	USD	4/20/2014	Goldman Sachs	Receive	1.59%	United Mexican States	1,341,449
20,000,000	USD	4/20/2014	Lehman Brothers	Receive	1.58%	United Mexican States	1,328,893
10,000,000	USD	5/14/2014	Deutsche Bank AG	Receive	6.64%	Republic of Turkey	2,655,823
5,000,000	USD	5/19/2014	Deutsche Bank AG	Receive	6.42%	Republic of Turkey	1,258,059
7,000,000	USD	5/20/2014	JP Morgan Chase Bank	Receive	6.25%	Republic of Turkey	1,690,787
5,000,000	USD	5/20/2014	Deutsche Bank AG	Receive	2.03%	United Mexican States	466,844
10,000,000	USD	5/20/2014	JP Morgan Chase Bank	Receive	2.10%	United Mexican States	977,410
10,000,000	USD	5/20/2014	JP Morgan Chase Bank	Receive	2.10%	United Mexican States	977,410
10,000,000	USD	5/20/2014	UBS AG	Receive	2.10%	United Mexican States	977,410
15,000,000	USD	6/7/2014	Deutsche Bank AG	Receive	3.10%	Gazprom Loan Facility	1,951,077
10,000,000	USD	6/16/2014	Deutsche Bank AG	Receive	6.22%	Republic of Turkey	2,358,976
10,000,000	USD	6/20/2014	JP Morgan Chase Bank	Receive	2.10%	United Mexican States	964,680
10,000,000	USD	6/20/2014	JP Morgan Chase Bank	Receive	2.15%	United Mexican States	995,773
10,000,000	USD	7/20/2014	JP Morgan Chase Bank	Receive	2.00%	United Mexican States	888,305
35,000,000	USD	7/20/2014	JP Morgan Chase Bank	Receive	2.01%	United Mexican States	3,130,702
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	Lebanese Republic	(63,045)
15,000,000	USD	12/7/2014	Deutsche Bank AG	Receive	3.10%	Gazprom Loan Facility	2,015,301
600,000,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	Bolivarian Republic of Venezuela	(84,832,603)
800,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	Bolivarian Republic of Venezuela	82,936,992

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Credit Default Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	Bolivarian Republic of Venezuela	$56,752,300
300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	Bolivarian Republic of Venezuela	(56,490,596)
10,000,000	USD	4/20/2015	JP Morgan Chase Bank	Receive	4.65%	Republic of Colombia	2,141,338
15,000,000	USD	5/20/2015	Deutsche Bank AG	Receive	3.85%	Republic of Turkey	1,475,434
56,950,000,000	COP	11/20/2015	Citigroup	Receive	1.81%	Republic of Colombia	1,133,764
15,000,000	USD	2/20/2016	Citigroup	(Pay)	2.16%	Republic of Colombia	(547,368)
56,700,000,000	COP	2/20/2016	Citigroup	Receive	1.46%	Republic of Colombia	503,462
25,000,000	USD	4/20/2016	Citigroup	(Pay)	1.90%	Republic of Colombia	(609,110)
114,800,000,000	COP	4/20/2016	Citigroup	Receive	1.33%	Republic of Colombia	843,410
22,000,000	USD	8/20/2016	JP Morgan Chase Bank	Receive	1.99%	Republic of Brazil	858,088
40,000,000	USD	8/20/2016	Lehman Brothers	Receive	1.98%	Republic of Brazil	1,545,904
20,000,000	USD	8/20/2016	Citigroup	(Pay)	2.15%	Republic of Colombia	(674,907)
97,680,000,000	COP	8/20/2016	Citigroup	Receive	1.51%	Republic of Colombia	916,856
20,000,000	USD	8/20/2016	Deutsche Bank AG	(Pay)	0.87%	United Mexican States	(263,434)
620,000,000	MXN	8/20/2016	Deutsche Bank AG	Receive	0.61%	United Mexican States	325,268
87,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	Bolivarian Republic of Venezuela	206,399
350,000,000	USD	2/20/2017	Deutsche Bank AG	(Pay)	7.66%	Bolivarian Republic of Venezuela	466,668
50,000,000	USD	3/20/2017	Lehman Brothers	Receive	1.41%	Republic of Brazil	(247,142)
10,000,000	USD	10/7/2017	JP Morgan Chase Bank	Receive	4.20%	United Mexican States	2,930,217
20,000,000	USD	3/20/2019	JP Morgan Chase Bank	Receive	1.90%	United Mexican States	2,137,780
30,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.84%	United Mexican States	(3,660,903)
20,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.89%	United Mexican States	(2,567,046)
				Premiums to (Pay) Receive		$1,635,579	$76,903,779

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
1,643,615	USD	12/1/2008	Citigroup	(Pay)	7.10%	6 month LIBOR	$(56,084)
900,000,000	TWD	5/23/2011	JP Morgan Chase Bank	(Pay)	2.49%	90 Day TWD-BA-TELERATE	(586,134)
2,500,000,000	TWD	6/12/2011	JP Morgan Chase Bank	(Pay)	2.35%	90 Day TWD-BA-TELERATE	(1,202,033)
3,000,000,000	TWD	7/5/2011	JP Morgan Chase Bank	(Pay)	2.32%	90 Day TWD-BA-TELERATE	(1,332,385)
2,500,000,000	TWD	8/1/2011	JP Morgan Chase Bank	(Pay)	2.29%	90 Day TWD-BA-TELERATE	(1,019,610)
4,500,000,000	TWD	9/26/2011	JP Morgan Chase Bank	(Pay)	2.09%	90 Day TWD-BA-TELERATE	(638,376)
3,211,662	USD	12/1/2011	Citigroup	(Pay)	6.32%	6 month LIBOR	(62,473)
36,000,000,000	KRW	3/16/2014	Deutsche Bank AG	(Pay)	4.80%	Korean bond rate for 91 day certificates of deposit	(203,113)
36,000,000,000	KRW	3/16/2014	Deutsche Bank AG	(Pay)	5.03%	Korean bond rate for 91 day certificates of deposit	149,294
20,000,000	USD	10/3/2015	JP Morgan Chase Bank	Receive	4.64%	3 month LIBOR	(666,433)
100,000,000	USD	4/25/2016	Deutsche Bank AG	Receive	5.56%	3 month USD LIBOR	3,476,564
1,400,000,000	TWD	11/24/2016	JP Morgan Chase Bank	(Pay)	2.15%	90 Day TWD-BA-TELERATE	58,325
87,500,000	USD	2/14/2017	Deutsche Bank AG	Receive	5.31%	3 month LIBOR	1,449,223
25,000,000	USD	12/2/2023	JP Morgan Chase Bank	Receive	5.34%	3 month LIBOR	353,798
70,000,000	EUR	9/4/2026	JP Morgan Chase Bank	(Pay)	4.28%	6 month EUR LIBOR	565,901
				Premiums to (Pay) Receive		$203,337	$286,464

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
223,800,000	RUB	12/5/2007	JP Morgan Chase Bank	3 month	Return on
				LIBOR + 0.25%	Russian Railways	$730,795
50,000,000	USD	1/7/2008	JP Morgan Chase Bank	3 month LIBOR - 0.50%	EMBI + Total Return	(135,734)
			Premiums to (Pay) Receive		$—	$595,061

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BPI - Indemnification payment bonds

CBO - Collateralized Bond Obligation

DCB - Debt Conversion Bond

EMTN - Euromarket Medium Term Note

FLIRB - Front Loaded Interest Reduction Bond

GDP - Gross Domestic Product

GMTN - Global Medium Term Note

LIBOR - London Interbank Offered Rate

MYDFA - Multi-Year Deposit Facility Agreement

PDI - Past Due Interest

PIK - Payment In Kind

RMAC - Residential Mortgage Acceptance Corp.

Variable, step up and step down rates - The rates shown on variable, step up and step down rate notes are the current interest rates at February 28, 2007, which are subject to change based on the terms of the security, including varying reset dates.

VRRB - Variable Rate Reduction Bond

*  Non-performing. Borrower not currently paying interest.

**  Non-income producing security.

(a)  Security is in default.

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

(c)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(d)  All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements (Note 2).

(e)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts (Note 2).

(f)  Bankrupt issuer.

Currency Abbreviations:

ARS - Argentine Peso
BRL - Brazilian Real
CHF - Swiss Franc
COP - Colombia Pesos
DEM - German Mark
EUR - Euro
FIM - Finnish Markka
FRF - French Franc
GBP - British Pound
HKD - Hong Kong Dollar
ITL - Italian Lira	JPY - Japanese Yen
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
RUB - Russian Ruble
THB - Thai Baht
TRY - Turkish Lira
TWD - Taiwan Dollar
USD - United States Dollar
ZAR - South African Rand

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $2,625,817,360) (Note 2)	$2,817,237,573
Investments in affiliated issuers, at value (cost $191,705,771) (Notes 2 and 8)	193,338,753
Foreign currency, at value (cost $823,499) (Note 2)	787,782
Receivable for investments sold	2,455,275
Receivable for Fund shares sold	184
Interest receivable	46,700,990
Unrealized appreciation on open forward currency contracts (Note 2)	1,881,143
Receivable for open swap contracts (Note 2)	285,730,232
Receivable for closed swap contracts (Note 2)	331,634
Receivable for option premiums	70,800
Total assets	3,348,534,366
Liabilities:
Due to custodian	343,032
Payable for investments purchased	45,262,609
Payable for Fund shares repurchased	73,789
Written options outstanding, at value (premiums $2,060,625) (Note 2)	1,882,307
Payable to affiliate for (Note 3):
Management fee	766,621
Shareholder service fee	252,449
Trustees and Chief Compliance Officer of GMO Trust fees	8,328
Unrealized depreciation on open forward currency contracts (Note 2)	927,205
Payable for open swap contracts (Note 2)	207,944,928
Payable for reverse repurchase agreements (Note 2)	217,694,922
Accrued expenses	549,730
Total liabilities	475,705,920
Net assets	$2,872,828,446

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007 — (Continued)

Net assets consist of:
Paid-in capital	$2,552,332,241
Distributions in excess of net investment income	(21,105,332)
Accumulated net realized gain	75,823,202
Net unrealized appreciation	265,778,335
$2,872,828,446
Net assets attributable to:
Class III shares	$876,598,159
Class IV shares	$1,996,230,287
Shares outstanding:
Class III	81,710,603
Class IV	186,083,440
Net asset value per share:
Class III	$10.73
Class IV	$10.73

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Interest	$235,927,141
Dividends from affiliated issuers (Note 8)	7,193,517
Dividends	2,552,981
Securities lending income	9,138
Total investment income	245,682,777
Expenses:
Interest expense (Note 2)	13,006,679
Management fee (Note 3)	9,590,164
Shareholder service fee – Class III (Note 3)	1,301,142
Shareholder service fee – Class IV (Note 3)	1,872,618
Custodian, fund accounting agent and transfer agent fees	1,595,118
Audit and tax fees	129,253
Legal fees	182,657
Trustees fees and related expenses (Note 3)	52,087
Registration fees	15,505
Miscellaneous	37,267
Total expenses	27,782,490
Net investment income (loss)	217,900,287
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	137,357,080
Investments in affiliated issuers	345,094
Realized gains distributions from affiliated issuers (Note 8)	1,027,345
Closed futures contracts	(239,792)
Closed swap contracts	63,885,837
Written options	923,700
Foreign currency, forward contracts and foreign currency related transactions	14,986,617
Net realized gain (loss)	218,285,881
Change in net unrealized appreciation (depreciation) on:
Investments	(146,580,653)
Open futures contracts	54,421
Open swap contracts	(43,782,306)
Written options	40,438,248
Foreign currency, forward contracts and foreign currency related transactions	(3,268,504)
Net unrealized gain (loss)	(153,138,794)
Net realized and unrealized gain (loss)	65,147,087
Net increase (decrease) in net assets resulting from operations	$283,047,374

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$217,900,287	$208,004,114
Net realized gain (loss)	218,285,881	217,840,500
Change in net unrealized appreciation (depreciation)	(153,138,794)	55,446,942
Net increase (decrease) in net assets from operations	283,047,374	481,291,556
Distributions to shareholders from:
Net investment income
Class III	(66,047,926)	(109,362,466)
Class IV	(157,264,308)	(171,688,730)
Total distributions from net investment income	(223,312,234)	(281,051,196)
Net realized gains
Class III	(57,834,451)	(50,025,113)
Class IV	(130,680,560)	(74,287,587)
Total distributions from net realized gains	(188,515,011)	(124,312,700)
	(411,827,245)	(405,363,896)
Net share transactions (Note 7):
Class III	(106,571,551)	(100,779,282)
Class IV	286,023,978	205,303,225
Increase (decrease) in net assets resulting from net share transactions	179,452,427	104,523,943
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	1,172,520	839,203
Class IV	215,318	466,801
Increase in net assets resulting from purchase premiums and redemption fees	1,387,838	1,306,004
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	180,840,265	105,829,947
Total increase (decrease) in net assets	52,060,394	181,757,607
Net assets:
Beginning of period	2,820,768,052	2,639,010,445
End of period (including distributions in excess of net investment income of $21,105,332 and $51,321,688, respectively)	$2,872,828,446	$2,820,768,052

See accompanying notes to the financial statements.

GMO Emerging Countries Debt Fund

(A Series of GMO Trust)

Statement of Cash Flows For the Year Ended February 28, 2007

Cash flows from operating activities:
Net investment income	$217,900,287
Net accretion of investments	(25,705,358)
192,194,929
Investments purchased	(2,799,951,977)
Investments sold	3,061,822,034
Short term investments, net	(19,048,500)
Other gains:
Swaps	65,398,187
Futures	(294,613)
Written options	(2,360,176)
Foreign currency and forward contracts	14,032,277
319,597,232
Realized gain distributions from affiliated issuers	1,027,345
Changes in assets and liabilities:
(Increase) decrease in interest receivable	(7,348,365)
(Increase) decrease in receivable for closed swap contracts	5,077,739
(Increase) decrease in option premiums	1,772,700
Increase (decrease) in payable for closed swap contracts	(971,134)
Increase (decrease) in payable due to bank	343,032
Increase (decrease) in payable to affiliate for:
Management fee	17,066
Trustees and Chief Compliance Officer of GMO Trust fees	4,823
Shareholder service fee	(2,328)
Increase (decrease) in accrued expenses	38,682
Net cash provided (used in) operating activities	511,751,721
Cash flows from financing activities*
Proceeds from shares sold	343,200,867
Shares repurchased	(568,934,318)
Cash distributions paid	(6,933,992)
Purchase premiums and redemption fees	1,387,838
Increase (decrease) in payable for reverse repurchase agreements	(280,117,195)
Net cash provided (used in) financing activities	(511,396,800)
Net increase in cash	354,921
Cash and cash equivalents, beginning of period	432,861
Cash and cash equivalents, end of period	$787,782
*Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$404,893,253

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.30	$11.09	$10.51	$9.51	$9.30
Income (loss) from investment operations:
Net investment income (loss)†	0.86	0.88	0.89	1.01	0.90
Net realized and unrealized gain (loss)	0.30	1.14	1.16	1.81	0.49
Total from investment operations	1.16	2.02	2.05	2.82	1.39
Less distributions to shareholders:
From net investment income	(0.94)	(1.26)	(1.18)	(1.06)	(0.99)
From net realized gains	(0.79)	(0.55)	(0.29)	(0.76)	(0.19)
Total distributions	(1.73)	(1.81)	(1.47)	(1.82)	(1.18)
Net asset value, end of period	$10.73	$11.30	$11.09	$10.51	$9.51
Total Return(a)	10.98%	19.50%	20.58%	30.46%	15.94	%(b)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$876,598	$1,020,976	$1,088,609	$925,517	$822,080
Net operating expenses to average daily net assets(c)	0.57%	0.57%	0.57%	0.57%	0.57%
Interest expense to average daily net assets(d)	0.48%	0.22%	0.08%	0.08%	0.08%
Total net expenses to average daily net assets	1.05%	0.79%	0.65%	0.65%	0.65%
Net investment income to average daily net assets	7.91%	7.75%	8.22%	9.44%	9.78%
Portfolio turnover rate	83%	144%	121%	119%	121%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.01	$0.01	$0.03	$0.01

(a)  Calculation excludes purchase premiums and redemption fees which are borne by shareholders.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(e)  Effective June 30, 2002, the Fund ceased reimbursing any Fund fees or expenses (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$11.30	$11.09	$10.51	$9.52	$9.29
Income (loss) from investment operations:
Net investment income (loss)†	0.87	0.88	0.90	1.06	0.91
Net realized and unrealized gain (loss)	0.29	1.15	1.16	1.75	0.50
Total from investment operations	1.16	2.03	2.06	2.81	1.41
Less distributions to shareholders:
From net investment income	(0.94)	(1.27)	(1.19)	(1.06)	(0.99)
From net realized gains	(0.79)	(0.55)	(0.29)	(0.76)	(0.19)
Total distributions	(1.73)	(1.82)	(1.48)	(1.82)	(1.18)
Net asset value, end of period	$10.73	$11.30	$11.09	$10.51	$9.52
Total Return(a)	11.06%	19.57%	20.64%	30.38%	16.25	%(b)
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,996,230	$1,799,792	$1,550,402	$1,238,209	$616,174
Net operating expenses to average daily net assets(c)	0.52%	0.52%	0.52%	0.52%	0.52%
Interest expense to average daily net assets(d)	0.48%	0.22%	0.08%	0.08%	0.08%
Total net expenses to average daily net assets	1.00%	0.74%	0.60%	0.60%	0.60%
Net investment income to average daily net assets	7.97%	7.75%	8.29%	9.95%	9.89%
Portfolio turnover rate	83%	144%	121%	119%	121%
Fees and expenses reimbursed by the Manager to average daily net assets:(e)	—	—	—	—	0.01%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.00 (f)	$0.01	$0.04	$0.01

(a)  Calculation excludes purchase premiums and redemption fees which are borne by shareholders.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through invesment in the underlying funds (See Note 3).

(d)  Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's net expenses. Income earned on investing proceeds from reverse repurchase agreements is included in interest income.

(e)  Effective June 30, 2002, the Fund ceased reimbursing any Fund fees or expenses (See Note 3).

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Emerging Country Debt Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund invests primarily in sovereign debt of emerging countries. In addition, the Fund may invest a portion of its assets in debt investments issued by companies tied economically to emerging countries and other foreign fixed income securities, including asset-backed securities issued by foreign governments and private issuers. A substantial portion of the Fund's holdings are typically below investment grade. Generally, at least 75% of the Fund's assets are denominated in, or hedged into, U.S. dollars. The Fund's benchmark is the JPMorgan Emerging Markets Bond Index Global (EMBIG).

Throughout the year ended February 28, 2007, the Fund had two classes of shares outstanding: Class III and Class IV. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund and GMO World Opportunity Overlay Fund are not publicly available for direct purchase.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 39.62% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), an investment of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 28, 2007, the Fund indirectly received $284,033 in conjunction with a settlement agreement related to the default of those asset-backed securities. In addition, the Fund also indirectly received $743,312 from other defendants for litigation proceeds.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

For the year ended February 28, 2007, the Fund's investment activity in written options contracts was as follows:

	Puts		Calls
	Principal Amount of Contracts	Premiums	Principal Amount of Contracts	Premiums
Outstanding, beginning of period	$300,000,000	$5,344,500	$—	$—
Options written	111,000,000	947,700	226,000,000	2,734,425
Options exercised	(330,000,000)	(5,724,500)	(111,000,000)	(673,800)
Options expired	(81,000,000)	(567,700)	—	—
Options sold	—	—	—	—
Outstanding, end of period	$—	$—	$115,000,000	$2,060,625

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. Loan agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. As of February 28, 2007, the Fund had entered into reverse repurchase agreements amounting to $217,694,922 plus accrued interest, collateralized by securities with a market value of $224,210,390. Reverse repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Delayed delivery commitments

The Fund may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Collateral consisting of liquid securities or cash and cash equivalents is maintained with the custodian in an amount at least equal to these commitments. There were no delayed delivery commitments outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $275,936,961 and $314,677,198, respectively, and long-term capital gains – $135,890,284 and $90,686,698, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $40,051,941 and $78,426,853 of undistributed ordinary income and undistributed long-term capital gains, respectively.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The temporary differences between book and tax basis distributable earnings are primarily due to derivative contract transactions and differing treatment for defaulted bonds.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,836,303,125	$290,829,032	$(116,555,831)	$174,273,201

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and derivative contract transactions. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$35,628,303	$(25,387,127)	$(10,241,176)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases of Fund shares was 0.50% of the amount invested. In the case of cash redemptions, the fee is currently 0.25% of the amount redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in-capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $550,262 and $394,550 in purchase premiums and $837,576 and $911,454 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

Investments in emerging country debt present certain risks that are not inherent in many other securities. Many emerging countries present elements of political and/or economic instability, which may result in the Fund's inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities or bank loans which are in default at the time of acquisition in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets for emerging country debt are typically less liquid than those of developed markets.

The Fund owns loans and bonds representing significant exposure to the risk of default in many countries, but has the most sizable of such positions relating to Russia, Mexico and Brazil. The Fund's financial position would be substantially adversely affected in the case of a default by these countries on obligations held by the Fund, or on obligations issued by those countries generally. The Fund has purchased default protection in the form of credit default swap agreements with respect to debt associated with those

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

countries, which may offset some of the losses that the Fund might experience in the case of a default on bonds issued by such countries; however the Fund as of February 28, 2007, has sold more of such default protection than it has purchased. In addition, it is important to note that (i) such protection would not cover losses due to defaults on loan assignments or participations, (ii) such protection will generally not be sufficient to cover all of the Fund's losses in the case of default, and (iii) due to the privately negotiated nature of such instruments, under some circumstances, the protection offered by such instruments may not be realized, even if the Fund incurs substantial losses due to weakening of the credit or virtual default by the countries.

Other matters

In July 2005, the Fund entered into litigation against the Government of Argentina ("Argentina") related to Argentina's failure to make payments on certain sovereign debt. The applicable defaulted sovereign debt, which continues to be valued according to the Fund's valuation policy, represented 1.98% of the net assets of the Fund as of February 28, 2007. The outcome of this litigation cannot be predicted. Costs associated with this action will be borne by the Fund.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.35% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
<0.001%	0.000%	<0.001%	<0.001%

The Fund's portion of the fees paid by the Trust to the independent Trustees and Chief Compliance Officer ("CCO") during the year ended February 28, 2007 was $40,449 and $18,565, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $2,368,626,748 and $2,475,624,958, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 43.05% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's shares outstanding. Investment activities of these shareholders may have a material effect on the Fund.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, 0.25% of the Fund's shares were held by twenty related parties comprised of certain GMO employee accounts, and 16.28% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	21,552,542	$234,728,807	7,279,052	$82,133,042
Shares issued to shareholders in reinvestment of distributions	11,326,112	119,220,771	14,206,621	151,317,024
Shares repurchased	(41,491,222)	(460,521,129)	(29,288,921)	(334,229,348)
Purchase premiums and redemption fees	—	1,172,520	—	839,203
Net increase (decrease)	(8,612,568)	$(105,399,031)	(7,803,248)	$(99,940,079)
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class IV:	Shares	Amount	Shares	Amount
Shares sold	9,748,445	$108,322,206	12,753,479	$144,733,629
Shares issued to shareholders in reinvestment of distributions	27,144,668	285,672,482	22,808,057	243,099,656
Shares repurchased	(10,016,728)	(107,970,710)	(16,093,592)	(182,530,060)
Purchase premiums and redemption fees	—	215,318	—	466,801
Net increase (decrease)	26,876,385	$286,239,296	19,467,944	$205,770,026

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$98,479,942	$83,693,517	$41,000,000	$7,193,517	$—	$141,294,024
GMO Special Purpose Holding Fund	176,198	—	—	—	1,027,345	30,187
GMO World Opportunity Overlay Fund	29,650,120	21,150,000	—	—	—	52,014,542
Totals	$128,306,260	$104,843,517	$41,000,000	$7,193,517	$1,027,345	$193,338,753

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Country Debt Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Country Debt Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	1.09%	$1,000.00	$1,083.20	$5.63
2) Hypothetical	1.09%	$1,000.00	$1,019.39	$5.46
Class IV
1) Actual	1.04%	$1,000.00	$1,083.80	$5.37
2) Hypothetical	1.04%	$1,000.00	$1,019.64	$5.21

*  Expenses are calculated using each Class's annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $135,890,284 from long-term capital gains.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $52,624,727 or if determined to be different, the qualified short-term gains of such year.

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Emerging Markets Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Emerging Markets Fund returned +17.1% for the fiscal year ended February 28, 2007, as compared to +20.3% for the S&P/IFC Investable Composite Index. Consistent with the Fund's investment objectives and policies, the Fund was invested substantially in emerging markets equities throughout the fiscal year.

Country selection detracted 3.3% from performance during the period. The Fund's underweights in Egypt and Turkey contributed to performance. The Fund's underweights in India, Indonesia, Peru, and Russia and overweights in Korea and Taiwan detracted from performance.

Stock selection added 0.1% during the fiscal year. Stock selection was successful in Russia and China while it detracted from performance in Brazil, India, and Korea.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of started period and reflects a transaction fee of .80% on the purchase and .80% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Performance for Class IV, V and VI shares will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  For the period from 10/27/04 to 2/11/05 do Class V shares were outstanding. Performance for that period is that of Class IV shares, which have higher expenses. Therefore the performance shown is lower than it would have been if Class V shares had been outstanding.

GMO Emerging Markets Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Common Stocks	86.46%
Preferred Stocks	10.71
Short-Term Investments	1.18
Private Equity Securities	0.71
Investment Funds	0.41
Debt Obligations	0.14
Rights and Warrants	0.06
Convertible Securities	0.00
Mutual Funds	0.00
Written Options	(0.00)
Other	0.33
100.00%
Country Summary	% of Investments
Taiwan	22.05%
South Korea	21.01
China	12.18
Brazil	11.41
Mexico	6.10
Malaysia	4.92
Russia	4.84
South Africa	4.18
Thailand	3.40
Philippines	3.02
India	2.58
Poland	2.01
Israel	1.17
Indonesia	0.77
Chile	0.18
United States	0.15
Hungary	0.02
Sri Lanka	0.01
100.00%

1

GMO Emerging Markets Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Industry Sector Summary	% of Investments*
Financials	22.03%
Information Technology	18.81
Materials	12.48
Energy	11.12
Telecommunication Services	11.07
Industrials	8.56
Consumer Discretionary	7.56
Consumer Staples	3.46
Utilities	2.71
Health Care	1.07
Miscellaneous	1.13
100.00%

*  The table excludes short-term investments.

2

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	COMMON STOCKS — 86.46%
	Brazil — 2.99%
234,247,620	Aes Tiete SA	7,290,895
3,531,520	Banco do Brasil SA	114,247,711
383,514,098	Companhia Saneamento Basico SAO PA	51,275,681
1,380,872	Companhia Siderurgica Nacional SA	48,254,004
1,016,900	Companhia Vale do Rio Doce	34,772,657
647,577,700	Electrobras (Centro)	13,742,512
858,300	Gafisa SA *	12,499,082
1,193,700	Localiza Rent A Car	31,524,263
315,800	OdontoPrev SA *	6,143,245
70,600	Petroleo Brasileiro SA (Petrobras)	1,593,120
196,600	Petroleo Brasileiro SA (Petrobras) ADR	17,772,640
1,905,504	Souza Cruz SA (Registered)	34,596,512
164,400	Submarino SA	5,419,269
	Total Brazil	379,131,591
	Chile — 0.18%
80,315	Banco De Chile ADR	3,710,553
108,040	Banco Santander Chile SA ADR	5,142,704
127,916	Compania Cervecerias Unidas ADR	3,779,918
104,300	Compania de Telecommunicaciones de Chile ADR	886,550
183,661	Enersis SA ADR	2,874,295
88,500	Lan Airlines SA (a)	6,033,930
	Total Chile	22,427,950
	China — 11.89%
18,629,990	Advanced Semiconductor Manufacturing Co *	2,390,924
107,600	Baidu.com Inc ADR *	11,480,920
48,682,700	Bank of Communications Co Ltd	48,979,295
1,860,000	China Communication Services *	1,299,834
25,361,000	China Construction Bank Class H	14,236,957
25,916,100	China Cosco Holdings Co Ltd	22,846,835
7,750,000	China Insurance International Holdings Co Ltd *	8,418,664

See accompanying notes to the financial statements.
3

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	China — continued
11,762,000	China Life Insurance Co Ltd Class H	31,145,890
54,669,000	China Merchants Bank *	111,120,183
41,720,442	China Mobile Ltd	387,306,461
375,649	China Mobile Ltd ADR	17,441,383
247,850,401	China Petroleum & Chemical Corp Class H	197,341,325
16,168,313	China Power International Development Ltd	8,887,709
8,005,400	China Resources Enterprise Ltd	23,677,459
8,666,000	China Shipping Development Co Ltd Class H	11,982,217
555,800	China Telecom Corp Ltd ADR (a)	25,455,640
191,148,700	China Telecom Corp Ltd Class H	87,938,678
14,248,000	China Ting Group Holding Ltd	5,399,943
64,678,000	China Travel International Investment Hong Kong Ltd	28,363,782
13,088,000	CITIC International Financial Holdings Ltd	10,319,468
63,282,416	Denway Motors Ltd	25,091,037
12,250,686	Fountain Set Holdings Ltd	4,124,121
2,717,284	GOME Electrical Appliances Holdings Ltd	3,013,636
33,226,700	Guangdong Investments Ltd	17,452,417
5,451,350	Hengan International Group Co Ltd Class H	15,088,301
38,796,000	Huaneng Power International Inc Class H	33,816,526
12,580,000	Jiangxi Copper Co	14,347,769
571,700	New Oriental Education & Technology Group Inc *	24,080,004
3,203,100	Parkson Retail Group Ltd	19,338,680
6,356,172	Peace Mark Holdings Ltd	6,003,910
144,987,101	PetroChina Co Ltd Class H	168,695,730
18,632,000	PICC Property & Casualty Co Ltd Class H *	10,636,671
33,832,789	Pico Far East Holdings Ltd	7,987,275
7,507,000	Shandong Weigao Group Medical Polymer Co Ltd Class H	10,977,919
14,533,344	Shanghai Industrial Holdings Ltd	33,956,648
2,522,000	Shanghai Jin Jiang International Hotels *	1,584,925
37,711,500	Sinofert Holdings Ltd	20,007,898
10,881,200	Synear Food Holdings Ltd *	15,047,666
9,344,187	Weiqiao Textile Co	13,128,146
3,396,000	Zhuzhou CSR Times Electric Co *	6,450,357
	Total China	1,506,863,203

See accompanying notes to the financial statements.
4

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Hungary — 0.02%
1,300	Gedeon Richter Rt	252,627
100	Magyar Telekom	2,402
25,600	Magyar Telekom Nyrt	124,813
5,500	MOL Magyar Olaj es Gazipari Rt (New Shares)	589,544
31,400	OTP Bank	1,337,976
	Total Hungary	2,307,362
	India — 2.45%
675,493	Amtek Auto Ltd	5,689,796
174,700	BF Utilities Ltd *	7,245,013
243,900	Bombay Dyeing & Manufacturing Co Ltd	3,029,055
1,615,506	Bombay Rayon Fashions Ltd	6,926,177
5,948,177	CBAY Systems Ltd * (b) (c)	59,482
2,974,088	CBAY Systems Ltd INR * (b) (c)	16,259,042
21,797,849	Centurion Bank Ltd *	17,403,521
3,000	Cipla Ltd (Shares Under Objection) (b) (d)	1
427,800	Dr Reddy's Laboratories Ltd	6,489,314
176,150	Emco Ltd	3,206,744
1,503,561	Gammon India Ltd	10,794,125
117,909	Geodesic Information Systems Ltd	677,903
200	HCL Infosystems Ltd (Shares Under Objection) * (b) (d)	—
1,482,625	Hexaware Technologies Ltd	5,029,275
799,197	ICICI Bank Ltd	14,955,838
39,600	Infosys Technologies Inc	1,861,461
1,500	ITC Ltd (Shares Under Objection) * (b) (d)	—
6,010,970	IVRCL Infrastructures & Projects Ltd	39,746,950
1,479,808	Jaiprakash Associates Ltd	18,228,875
333,102	Jindal Steel & Power Ltd	17,520,044
185,930	KEI Industries Ltd	322,697
538,105	Kirloskar Brothers Ltd	4,663,078
554,700	KS Oils Ltd	3,211,010
87	Mahind GESCO Developers Ltd	1,143
1,271,919	Mahindra & Mahindra Ltd	23,299,930
15,956	NIIT Technologies Ltd	142,695

See accompanying notes to the financial statements.
5

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	India — continued
700	NTPC Limited	2,211
2,243,000	OM Metals Infraprojects	2,632,449
158,641	Raymond Ltd	1,235,755
1,823,979	Reliance Capital Ltd	25,664,660
726,600	Reliance Communications Ltd *	6,692,671
352,882	Reliance Energy Ltd	3,820,395
900	Reliance Energy Ltd (Shares Under Objection) * (b) (d)	—
178,308	Reliance Industries Ltd	5,445,171
7,133	Reliance Industries Ltd (Shares Under Objection) * (b) (d)	2
469,956	Rolta India Ltd	3,295,372
474,130	Ruchi Soya Industries GDR 144A (b) (d)	3,622,258
28,949	SAW Pipes Ltd	311,285
2,502,385	Shree Precoated Steels Ltd *	20,284,652
2,524,600	Sintex Industries Ltd	12,166,913
525,136	Tasc Pharmaceuticals Ltd *	970,169
1,425,100	Union Bank of India	3,144,229
1,838,629	United Phosphorus	13,213,162
314,730	Voltas Ltd	675,330
67,166	Welspun India Ltd *	118,901
600	Wockhardt Ltd	4,788
	Total India	310,063,542
	Indonesia — 0.76%
12,870,000	Astra International Tbk PT	19,838,398
43,101,052	Bank Mandiri Persero Tbk PT	11,004,005
29,934,400	Bank Rakyat Indonesia	15,603,269
55,935,300	Indah Kiat Pulp & Paper Tbk PT *	5,460,220
17,319,500	Indosat Tbk PT	11,186,004
59,543,100	Matahari Putra Prima Tbk PT	4,571,744
24,534,000	Telekomunikasi Indonesia Tbk PT	24,283,867
5,910,420	United Tractors Tbk PT	4,508,983
	Total Indonesia	96,456,490

See accompanying notes to the financial statements.
6

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Israel — 1.16%
10,428,500	Bank Hapoalim B.M.	48,260,506
3,370,880	Bank Leumi Le — Israel	12,100,388
783,400	Check Point Software Technologies Ltd *	17,689,172
2,900	Teva Pharmaceutical Industries	103,279
1,338,600	Teva Pharmaceutical Industries ADR	47,600,616
39,300	The Israel Corp Ltd	20,658,963
	Total Israel	146,412,924
	Lebanon — 0.00%
8,700	Banque Libanaise pour le Commerce Sal * (b)	35,695
	Malaysia — 4.85%
25,984,400	Berjaya Sports Toto	33,689,965
41,709,430	Bumiputra-Commerce Holdings Berhad	111,483,127
2,478,300	Genting Berhad	25,130,089
10,842,931	Highlands and Lowlands Berhad	17,957,540
14,702,540	IJM Corp Berhad	36,539,778
17,234,100	Malayan Banking Berhad	61,571,934
11,685,660	Maxis Communications Berhad	39,046,384
14,852,900	Public Bank Berhad	37,380,717
3,334,400	Resorts World Berhad	14,286,424
37,462,700	RHB Capital Berhad	46,906,979
566,700	Shangri-La Hotels	412,771
9,562,200	SP Setia Berhad	17,474,286
15,454,200	Sunway City Berhad	12,372,183
20,701,400	Tenaga Nasional Berhad	70,946,174
5,006,859	Top Glove Corp Berhad	12,651,073
25,362,400	UEM World Berhad	26,123,344
15,300,700	UMW Holdings Berhad	40,200,700
6,916,700	WCT Engineering Berhad	10,498,852
	Total Malaysia	614,672,320
	Mexico — 6.00%
5,329,900	Alfa SA de CV Class A	34,134,810
1,980,264	Alsea SA	3,263,723

See accompanying notes to the financial statements.
7

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Mexico — continued
2,414,530	America Movil SA de CV Class L ADR	105,756,414
4,730,889	Carso Global Telecom Class A *	16,267,966
156,532	Cemex SA de CV ADR (Participating Certificates) *	5,318,957
5,623,596	Cemex SA de CV CPO *	19,156,353
19,177,500	Corporacion GEO SA de CV Series B *	103,924,934
4,907,900	Grupo Cementos de Chihuahua SA de CV	23,299,359
21,700,810	Grupo Financiero Banorte SA de CV	84,165,912
16,647,300	Grupo Mexico SA Class B	72,170,807
2,941,800	Grupo Modelo SA de CV Class C	14,927,444
3,638,532	Sare Holding SA de CV *	5,344,935
7,890,000	Telefonos de Mexico SA de CV Class L ADR	229,125,600
11,437,909	Wal-Mart de Mexico SA de CV Class V	44,054,217
	Total Mexico	760,911,431
	Philippines — 2.97%
900,210	Ayala Corp	10,428,840
106,629,443	Ayala Land Inc	33,858,212
11,234,530	Bank of the Philippine Islands	14,394,435
707,472,942	Filinvest Land Inc *	24,972,377
4,914,000	First General Corp	5,192,625
8,890,423	First Philippine Holdings	13,932,002
1,037,538,687	Megaworld Corp	65,571,291
6,219,000	Paxys Inc *	3,483,575
1,425,346	Philippine Long Distance Telephone	69,291,869
753,900	Philippine Long Distance Telephone ADR	36,941,100
9,130,000	PNOC Energy Development Corp *	1,091,104
169,575,910	Robinsons Land Corp Class B (e)	64,992,132
2,977,542	SM Investments Corp	21,774,423
48,466,999	SM Prime Holdings	11,101,497
	Total Philippines	377,025,482
	Poland — 1.27%
196,500	BRE Bank *	26,614,122
4,152,100	Polski Koncern Naftowy Orlen SA	61,625,113

See accompanying notes to the financial statements.
8

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Poland — continued
4,847,500	PKO Bank Polski SA	73,139,419
	Total Poland	161,378,654
	Russia — 4.51%
180,800	JSC Mining & Smelting Co ADR	32,092,000
2,430,600	Lukoil ADR	192,017,400
529,200	Mobile Telesystems ADR	27,147,960
3,132,531	OAO Gazprom ADR	127,556,662
291,283	OAO Mechel ADR	9,146,286
135,000	Russia Petroleum * (b)	540,000
48,400	Sberbank RF	181,500,000
122,789	Sistema Hals GDR 144A *	1,534,863
	Total Russia	571,535,171
	South Africa — 4.11%
1,607,175	ABSA Group Ltd	30,495,759
1,569,800	AECI Ltd	15,374,313
2,306,130	African Bank Investments Ltd	8,821,250
142,900	Anglo American Platinum Corp	20,438,894
2,959,200	Aveng Ltd	16,168,488
983,200	Barloworld Ltd	23,602,267
825,902	City Lodge Hotels Ltd	8,668,613
862,000	Ellerine Holdings Ltd	9,552,951
1,829,490	Foschini Ltd	16,527,456
838,683	Impala Platinum Holdings Ltd	23,928,658
676,000	Imperial Holdings Ltd *	15,358,346
2,138,900	Massmart Holdings Ltd	24,845,883
4,780,800	Mr. Price Group Ltd	19,651,799
2,264,480	Murray & Roberts Holdings	16,785,528
547,376	Nedbank Group Ltd	10,207,714
3,327,612	Remgro Ltd	79,314,622
646,998	Reunert Ltd	6,890,967
11,013,271	Sanlam Ltd	28,873,506
548,400	Sappi Ltd	7,788,789

See accompanying notes to the financial statements.
9

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	South Africa — continued
805,610	Sasol Ltd	25,882,110
2,763,800	Standard Bank Group Ltd	38,473,587
1,831,600	Steinhoff International Holdings	6,610,176
908,500	Sun International Ltd	16,840,461
1,338,841	Telkom SA Ltd	30,214,697
827,648	Tiger Brands Ltd	20,001,688
	Total South Africa	521,318,522
	South Korea — 18.24%
184,289	Boryung Pharmaceutical Co Ltd (e)	7,071,014
978,300	Cheil Industries Inc	40,350,610
1,338,900	Dacom Corp	28,545,316
577,880	Dae Han Pulp Industries * (e)	3,669,664
2,928,610	Daegu Bank	50,164,318
297,520	Daelim Industrial Co Ltd	25,541,621
24,669	Daesun Shipbuilding *	4,185,101
2,222,840	Daewoo Engineering & Construction Co Ltd	45,260,335
300,070	DC Chemical Co Ltd	14,491,337
855,910	Doosan Infracore Co Ltd	18,123,832
1,413,948	EnE System Inc * (e)	13,754,436
416,120	GS Holdings Corp	14,274,528
390,379	Hana Financial Group Inc	20,783,269
262,962	Hana Tour Service Inc	18,477,210
215,265	Hanil Cement Manufacturing	17,556,445
1,494,340	Hanjin Heavy Industry & Construction	46,915,050
2,491,530	Hanwha Chemical Corp	35,623,642
3,014,078	Hanwha Corp	106,945,858
326,051	Honam Petrochemical Co	28,077,814
2,052,540	Hynix Semiconductor Inc *	68,183,161
1,177,898	Hyundai Development Co	71,284,733
584,200	Hyundai Engineering & Construction *	32,071,861
207,200	Hyundai Heavy Industries	35,501,894
157,171	Hyundai Mipo Dockyard Co Ltd	25,630,606
383,400	Hyundai Mobis	31,985,471

See accompanying notes to the financial statements.
10

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	South Korea — continued
512,220	Hyundai Motor Co	37,612,428
882,640	Hyundai Steel Co	31,149,765
148,392	Hyunjin Materials Co Ltd	3,325,267
2,383,600	Industrial Bank of Korea	47,507,520
54,290	Inzi Controls Co Ltd	337,503
169,736	JVM Co Ltd	6,609,201
1,840,170	Kolon Construction (e)	29,034,912
1,222,110	Kookmin Bank	109,766,083
40,200	Kookmin Bank ADR *	3,591,468
1,027,600	Korea Electric Power Corp	42,943,371
11,353,300	Korea Real Estate * (e)	14,787,117
1,049,167	Korean Air Lines Co Ltd	37,356,669
227,600	KT Corp	10,194,686
871,700	KT Corp ADR *	19,595,816
1,788,300	KT&G Corp	108,051,019
566,000	KT&G Corp GDR 144A *	16,827,180
168,100	LG Card Co Ltd *	11,100,814
542,448	Maeil Dairy Industry	17,283,960
291,800	Mbiznetworks Global Co (e)	2,855,881
193,100	Megastudy Co Ltd *	28,045,927
747,360	Nasan Co Ltd * (e)	14,147,918
95,242	NHN Corp *	13,120,876
1,022,600	Poongsan Corp	21,215,651
480,049	POSCO	180,171,490
76,000	POSCO Sponsored ADR	7,045,200
794,190	Pumyang Construction Co Ltd * (e)	9,376,861
516,524	Samsung Electronics Co Ltd	311,967,831
993,200	Samsung Heavy Industries Co Ltd	24,423,215
215,900	Samsung SDI Co Ltd	14,522,421
1,550,650	Shinhan Financial Group Co Ltd	87,459,412
1,333,020	SK Corp	113,459,313
616,500	SK Telecom Co Ltd ADR (a)	14,056,200
1,237,300	SSCP Co Ltd * (e)	31,670,938
90,600	Sung Kwang Bend Co Ltd	920,457

See accompanying notes to the financial statements.
11

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	South Korea — continued
691,597	Taewoong Co Ltd	19,532,124
390	Techno Semichem Co Ltd	9,555
645,150	Woongjin Coway Co Ltd	18,049,657
1,863,700	Woori Finance Holdings Co Ltd *	47,320,170
	Total South Korea	2,310,915,002
	Sri Lanka — 0.00%
417,000	Lanka Walltile Ltd	260,753
	Taiwan — 21.71%
16,454,884	Acer Inc	30,595,597
9,858,000	Advanced Semiconductor Engineering Inc *	11,365,182
6,538,000	Altek Corp	12,197,785
30,307,762	Asustek Computer Inc	78,764,768
20,574,877	AU Optronics Corp	28,951,943
3,136,389	Catcher Technology Co	30,455,337
27,470,820	Cheng Loong Corp	10,678,687
2,913,000	Cheng Uei Precision Industry Co	10,549,763
70,039,000	China Bills Finance Corp	18,036,477
88,056,000	China Development Financial Holding Corp	39,844,605
96,326,854	China Steel Corp	105,668,659
372,600	China Steel Corp GDS	8,010,900
26,749,387	Chinatrust Financial Holding Co Ltd	20,915,504
44,127,499	Chung Hung Steel Corp *	23,737,782
43,402,520	Chunghwa Telecom Co Ltd	80,630,291
847,232	Chunghwa Telecom Co Ltd ADR	16,343,105
19,854,277	Compal Electronics Inc	17,064,073
3,475,000	Continental Engineering Corp	2,892,286
17,389,100	Delta Electronics Inc	55,486,164
2,438,820	DFI	5,287,569
9,777,804	Dimerco Express Taiwan Corp (e)	10,538,781
8,054,000	Eternal Chemical Co Ltd	13,580,266
20,423,071	Evergreen Marine Corp	13,092,893
20,491,000	Far Eastern Department Stores Ltd	14,292,333

See accompanying notes to the financial statements.
12

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Taiwan — continued
30,953,295	Far Eastern International Bank	16,623,563
35,536,080	Far Eastern Textile Co Ltd	29,758,528
11,175,000	Far Eastone Telecommunications Co Ltd	12,746,147
26,194,208	Formosa Chemicals & Fibre Co	50,561,261
4,704,044	Formosa Petrochemical Corp	9,692,800
23,707,107	Formosa Plastics Corp	41,686,447
5,502,000	Foxconn Technology Co Ltd	59,096,322
16,691,000	Fubon Financial Holding Co Ltd	15,204,260
66,139,772	Hon Hai Precision Industry Co Ltd	444,447,224
702,000	Hotai Motor Company Ltd	1,711,536
6,780,000	Innolux Display Corp *	18,752,225
56,058,671	Inventec Co Ltd	43,623,684
3,076,000	Kings Town Construction *	3,108,282
12,583,883	Les Enphants Co Ltd (e)	10,293,616
16,182,723	Lite-On Technology Corp	23,022,833
11,900,300	MediaTek Inc	128,224,667
91,302,000	Mega Financial Holdings Co Ltd	60,387,337
25,572,835	Micro-Star International Co Ltd	18,893,785
24,995,000	Mosel Vitelic Inc	23,980,560
16,815,405	Nan Ya Plastics Corp	28,222,118
24,516,000	Nanya Technology Corp	18,668,246
18,735,235	Oriental Union Chemical	12,913,666
1,697,000	PixArt Imaging Inc	21,781,976
84,570,000	Powerchip Semiconductor Corp	53,524,725
12,523,850	Powertech Technology Inc	51,073,363
33,540,000	Promos Technologies Inc *	12,560,450
25,309,083	Realtek Semiconductor Corp	41,194,200
2,430,000	Richtek Technology Corp	22,767,750
64,978,525	Shin Kong Financial Holdings	63,430,084
37,330,128	Sinopac Holdings Co	18,580,661
80,972,125	Taishin Financial Holdings Co Ltd *	42,138,680
51,325,000	Taiwan Cellular Corp	48,978,848
66,396,307	Taiwan Cement Corp	54,415,552
1,065,000	Taiwan FU Hsing Ind Co Ltd	898,188

See accompanying notes to the financial statements.
13

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Taiwan — continued
169,899,748	Taiwan Semiconductor Manufacturing Co Ltd	347,185,365
230,252	Taiwan Semiconductor Manufacturing Co Ltd ADR	2,555,797
12,891,438	Tsann Kuen Enterprises Co Ltd	12,394,599
17,672,000	U-Ming Marine Transport Co	26,027,826
9,239,000	Unimicron Technology Corp	11,824,182
69,961,000	Uni-President Enterprises Corp	67,044,720
82,534,450	Walsin Lihwa Corp *	41,600,619
28,282,873	Wan Hai Lines Ltd	18,373,739
48,755,000	Waterland Financial Holdings	15,074,395
17,452,000	Wintek Corp	14,919,262
24,085,600	Yang Ming Marine Transport	16,234,572
37,660,425	Yieh Phui Enterprise	15,745,258
	Total Taiwan	2,750,924,668
	Thailand — 3.35%
14,694,200	Advanced Info Service Pcl (Foreign Registered) (b)	32,153,963
26,111,250	Airports of Thailand Pcl (Foreign Registered) (b)	46,396,219
478,350	Airports of Thailand Pcl NVDR (b)	849,964
29,855,800	Bangkok Dusit Medical Service Pcl (Foreign Registered) (b)	31,576,863
16,000,000	Bank of Ayudhya Pcl NVDR (b)	9,264,952
2,716,400	Banpu Pcl (Foreign Registered) (b)	14,920,121
488,000	Banpu Pcl NVDR (b)	2,680,393
19,054,400	Central Pattana Pcl (Foreign Registered) (b)	14,411,231
26,324,800	Home Product Center Pcl (Foreign Registered) (b)	3,984,503
58,076,700	Italian Thai Development Pcl (Foreign Registered) (b)	8,705,104
38,304,400	Kasikornbank Pcl NVDR (b)	72,057,303
20,802,200	Major Cineplex Group (b)	9,843,216
8,604,700	PTT Pcl (Foreign Registered) (b)	52,550,502
8,938,690	Robinson Department Store Pcl (Foreign Registered) * (b)	2,586,427
3,499,793	Robinson Department Store Pcl NVDR * (b)	1,012,672
24,219,786	Rojana Industrial Park Pcl (b)	8,611,638
13,251,400	Saha Pathana International Holding Pcl (Foreign Registered) (b)	8,375,274
10,307,538	Siam Cement Pcl (Foreign Registered) NVDR (b)	70,267,388
16,024,300	Siam Commercial Bank Pcl (Foreign Registered) (b)	31,083,139

See accompanying notes to the financial statements.
14

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	Thailand — continued
3,108,050	Star Block Co Ltd (Foreign Registered) * (b) (d) (e)	913
17,804,400	Yarnapund Pcl (b) (e)	2,616,004
	Total Thailand	423,947,789
	Turkey — 0.00%
42,150	Medya Holding AS * (b) (d)	298
	TOTAL COMMON STOCKS (COST $8,047,866,442)	10,956,588,847
	PREFERRED STOCKS — 10.71%
	Brazil — 8.25%
1,219,384	Banco Bradesco SA 3.42%	44,911,054
2,551,370	Banco Itau Holding Financeira SA 2.62%	87,580,392
875,576,900	Companhia Energetica de Minas Gerais 0.46%	41,699,840
2,475,304	Companhia Vale do Rio Doce Class A 0.02%	72,910,864
293,799,060	Electrobras (Centro) SA Class B 6.35%	6,179,410
347,151,900	Geracao Tiete 7.31%	10,723,155
6,006,631	Gerdau SA 3.94%	102,570,200
32,369,881	Itausa-Investimentos Itau SA 4.06%	173,870,759
7,831,252	Net Servicos de Comunicacoa SA *	99,714,126
16,444,952	Petroleo Brasileiro SA (Petrobras) 0.89%	332,543,995
512,700	Petroleo Brasileiro SA ADR 4.75%	41,826,066
6,632,623	Sadia SA 2.52%	20,925,370
11,345,194	Unipar, Class B 0.63%	10,325,972
	Total Brazil	1,045,781,203
	South Korea — 2.46%
663,200	Hyundai Motor Co 2.76%	26,915,908
405,360	LG Electronics Inc 2.44%	14,193,416
583,953	Samsung Electronics Co Ltd (Non Voting) 1.27%	270,338,363
	Total South Korea	311,447,687
	TOTAL PREFERRED STOCKS (COST $497,695,790)	1,357,228,890

See accompanying notes to the financial statements.
15

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	PRIVATE EQUITY SECURITIES — 0.71%
	Poland — 0.70%
—	CHP Investors (Multimedia) * (b) (c)	30,071,181
—	MHP Investors (Tri Media Holdings Ltd) * (b) (c)	58,731,121
	Total Poland	88,802,302
	Russia — 0.00%
46,624	Divot Holdings NV, Convertible Securities-Class F * (b) (c) (d)	466
90,000	Divot Holdings NV, Private Equity Securities-Class D * (b) (c) (d)	900
124,330	Divot Holdings NV, Private Equity Securities-Class E * (b) (c) (d)	1,243
	Total Russia	2,609
	Sri Lanka — 0.01%
2,545,869	Millenium Information Technology * (b) (c)	787,470
	TOTAL PRIVATE EQUITY SECURITIES (COST $3,925,626)	89,592,381
	INVESTMENT FUNDS — 0.41%
	China — 0.11%
500,446	Martin Currie Sino-American Class A * (b) (c)	14,052,519
	India — 0.04%
4,545	Fire Capital Mauritius Private Fund * (b) (c)	3,717,779
170	SPG Infinity Technology Fund I * (b) (c)	102,909
1,371,900	TDA India Technology Fund II LP * (b) (c)	1,181,714
100	UTI Masterplus 1991 Units (Shares Under Objection) * (b) (c) (d)	—
	Total India	5,002,402
	Poland — 0.00%
1,749,150	The Emerging European Fund II LP * (b) (c)	256,140

See accompanying notes to the financial statements.
16

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)		Description	Value ($)
		Russia — 0.26%
	9,500,000	NCH Eagle Fund LP * (b) (c)	30,294,550
	2,000	Steep Rock Russia Fund LP (b) (c)	2,000,000
		Total Russia	32,294,550
		Ukraine — 0.00%
	16,667	Societe Generale Thalmann Ukraine Fund * (b) (c)	10,000
		TOTAL INVESTMENT FUNDS (COST $24,586,228)	51,615,611
		DEBT OBLIGATIONS — 0.14%
		United States — 0.14%
USD	18,012,911	U.S. Treasury Inflation Indexed Note, 3.88%, due 01/15/09 (f)	18,626,467
		TOTAL DEBT OBLIGATIONS (COST $18,937,620)	18,626,467
		RIGHTS AND WARRANTS — 0.06%
		India — 0.05%
	126,997	Arvind Mills Ltd Warrants, 144A, Expires 06/12/07 (Goldman Sachs) * (b) (g)	144,853
	107,835	Hero Honda Motor Ltd Warrants,144A, Expires 05/02/11 (Merrill Lynch) * (b) (g)	1,631,834
	32,542	Uniphos Enterprises Ltd Warrants, 144A, Expires 01/28/09 (Merrill Lynch) * (b) (g)	23,998
	711,650	United Phosphorus Ltd Warrants, 144A, Expires 01/28/09 (Merrill Lynch) * (b) (g)	5,141,882
		Total India	6,942,567
		Taiwan — 0.01%
	600,884	Shin Kong Financial Warrants,144A, Expires 05/11/07 (Merrill Lynch) * (b) (g)	638,248
		Thailand — 0.00%
	2,689,393	True Corp Pcl Warrants, Expires 04/03/08 * (b)	—
		TOTAL RIGHTS AND WARRANTS (COST $4,680,594)	7,580,815

See accompanying notes to the financial statements.
17

GMO Emerging Markets Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)		Description	Value ($)
		MUTUAL FUNDS — 0.00%
		United States — 0.00%
		Affiliated Issuer
	8,064	GMO Special Purpose Holding Fund (b) (d)	11,371
		TOTAL MUTUAL FUNDS (COST $0)	11,371
		CONVERTIBLE SECURITIES — 0.00%
		Russia — 0.00%
USD	56,000	Lukinter Finance BV, 3.50%, due 11/29/07	220,326
		TOTAL CONVERTIBLE SECURITIES (COST $59,290)	220,326
		SHORT-TERM INVESTMENTS — 1.18%
	18,376,950	Bank of New York Institutional Cash Reserves Fund (h)	18,376,950
	130,800,000	Canadian Imperial Bank of Commerce Time Deposit, 5.33% due 03/01/07	130,800,000
		TOTAL SHORT-TERM INVESTMENTS (COST $149,176,950)	149,176,950
		TOTAL INVESTMENTS — 99.67% (Cost $8,746,928,540)	12,630,641,658
		Other Assets and Liabilities (net) — 0.33%	41,694,698
		TOTAL NET ASSETS — 100.00%	$12,672,336,356

See accompanying notes to the financial statements.
18

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Additional information on each restricted security is as follows:

Issuer, Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund's Net Assets	Value as of February 28, 2007
CBAY Systems Ltd	5/06/03-8/04/05	$—	0.00%	$59,482
CBAY Systems Ltd INR	3/10/06	6,100,570	0.13%	16,259,042
CHP Investors (Multimedia)	12/13/99-3/05/01	18,178,923	0.24%	30,071,181
Divot Holdings NV, Convertible Securities-Class F	3/27/02	46,624	0.00%	466
Divot Holdings NV, Private Equity Securities-Class D	6/26/00	1,502,100	0.00%	900
Divot Holdings NV, Private Equity Securities-Class E	9/21/01	124,330	0.00%	1,243
Fire Capital Mauritius Private Fund	5/15/06-1/16/07	4,583,236	0.03%	3,717,779
Martin Currie Sino-American Class A	2/21/07-2/28/07	5,417,030	0.11%	14,052,519
MHP Investors (Tri Media Holdings Ltd)	11/27/01	27,983,521	0.46%	58,731,121
Millenium Information Technology	10/21/99	2,252,570	0.01%	787,470
NCH Eagle Fund LP	1/21/97	9,500,000	0.24%	30,294,550
Societe Generale Thalmann Ukraine Fund	7/15/97	260,172	0.00%	10,000
SPG Infinity Technology Fund I	12/23/99	189,555	0.00%	102,909
Steep Rock Russia Fund LP	12/26/06	2,000,000	0.02%	2,000,000
TDA India Technology Fund II LP	2/23/00-3/23/04	1,371,900	0.01%	1,181,714
The Emerging European Fund II LP	12/05/97-3/17/00	1,749,150	0.00%	256,140
UTI Masterplus 1991 Units (Shares Under Objection)	11/14/97	48	0.00%	—
				$157,526,516

See accompanying notes to the financial statements.
19

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Written Options

A summary of written option contracts for the Fund at February 28, 2007 is as follows:

Principal Amount	Expiration Date	Description		Premiums	Value
$23,523,993	6/15/2007	USD	Gazprom ADR Call Option,
			Strike 50.765	$(1,514,966)	$(149,820)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*  Non-income producing security.

(a)  All or a portion of this security is out on loan (Note 2).

(b)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(c)  Direct placement securities are restricted as to resale.

(d)  Bankrupt issuer.

(e)  Affiliated company.

(f)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(g)  Structured warrants with risks similar to equity swaps.

(h)  All or a portion of this security represents investment of security lending collateral (Note 2).

As of February 28, 2007, 72.46% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

USD - United States Dollar

See accompanying notes to the financial statements.
20

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value, including securities on loan of $18,448,840 (cost $8,746,928,540) (Note 2)	$12,630,630,287
Investments in affiliated issuers, at value (cost $0) (Notes 2 and 8)	11,371
Cash	67,502
Foreign currency, at value (cost $26,504,704) (Note 2)	26,537,104
Receivable for investments sold	29,614,523
Dividends and interest receivable	52,444,315
Foreign taxes receivable	1,338,571
Receivable for expenses reimbursed by Manager (Note 3)	92,764
Total assets	12,740,736,437
Liabilities:
Collateral on securities loaned, at value (Note 2)	18,376,950
Payable for investments purchased	8,312,243
Payable for Fund shares repurchased	26,936,390
Written options outstanding, at value (premiums $1,514,966) (Note 2)	149,820
Accrued capital gain and repatriation taxes payable (Note 2)	125,007
Payable to affiliate for (Note 3):
Management fee	8,161,698
Shareholder service fee	1,018,060
Trustees and Chief Compliance Officer of GMO Trust fees	40,233
Accrued expenses	5,279,680
Total liabilities	68,400,081
Net assets	$12,672,336,356

See accompanying notes to the financial statements.
21

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007 — (Continued)

Net assets consist of:
Paid-in capital	$7,897,245,350
Distributions in excess of net investment income	(68,376,637)
Accumulated net realized gain	958,727,862
Net unrealized appreciation	3,884,739,781
$12,672,336,356
Net assets attributable to:
Class III shares	$4,276,781,770
Class IV shares	$2,599,002,378
Class V shares	$679,987,579
Class VI shares	$5,116,564,629
Shares outstanding:
Class III	206,871,015
Class IV	126,052,367
Class V	32,999,195
Class VI	248,022,189
Net asset value per share:
Class III	$20.67
Class IV	$20.62
Class V	$20.61
Class VI	$20.63

See accompanying notes to the financial statements.
22

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends (net of withholding taxes of $42,170,304)	$321,019,755
Interest	33,787,869
Securities lending income	79,215
Dividends from affiliated issuers (Note 8)	2,202,609
Total investment income	357,089,448
Expenses:
Management fee (Note 3)	98,211,630
Shareholder service fee – Class III (Note 3)	6,589,936
Shareholder service fee – Class IV (Note 3)	3,059,164
Shareholder service fee – Class V (Note 3)	1,078,369
Shareholder service fee – Class VI (Note 3)	1,952,193
Custodian and fund accounting agent fees	13,561,409
Transfer agent fees	63,919
Audit and tax fees	166,291
Legal fees	433,380
Trustees fees and related expenses (Note 3)	192,025
Registration fees	8,776
Miscellaneous	214,910
Total expenses	125,532,002
Fees and expenses reimbursed by Manager (Note 3)	(675,383)
Net expenses	124,856,619
Net investment income (loss)	232,232,829
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers (net of foreign capital gains tax of $1,356,821 (Note 2)	2,365,095,044
Investments in affiliated issuers	24,205,681
Realized gains distributions from affiliated issuers (Note 8)	386,975
Closed swap contracts	79,377,779
Foreign currency, forward contracts and foreign currency related transactions (net of CPMF tax of $396,618) (Note 2)	(3,017,824)
Net realized gain (loss)	2,466,047,655
Change in net unrealized appreciation (depreciation) on:
Investments (net of change in foreign capital gains tax accrual of ($3,363,637)) (Note 2)	(755,632,215)
Open swap contracts	(11,419,225)
Written options	1,365,146
Foreign currency, forward contracts and foreign currency related transactions	(2,140,866)
Net unrealized gain (loss)	(767,827,160)
Net realized and unrealized gain (loss)	1,698,220,495
Net increase (decrease) in net assets resulting from operations	$1,930,453,324

See accompanying notes to the financial statements.
23

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$232,232,829	$196,278,705
Net realized gain (loss)	2,466,047,655	2,083,998,397
Change in net unrealized appreciation (depreciation)	(767,827,160)	1,333,369,890
Net increase (decrease) in net assets from operations	1,930,453,324	3,613,646,992
Distributions to shareholders from:
Net investment income
Class III	(105,664,375)	(94,886,366)
Class IV	(68,374,071)	(59,321,922)
Class V	(29,926,264)	(24,130,575)
Class VI	(93,772,150)	(48,705,197)
Total distributions from net investment income	(297,736,860)	(227,044,060)
Net realized gains
Class III	(908,095,602)	(605,236,149)
Class IV	(590,804,170)	(364,582,631)
Class V	(258,528,323)	(160,197,509)
Class VI	(746,269,681)	(297,291,532)
Total distributions from net realized gains	(2,503,697,776)	(1,427,307,821)
	(2,801,434,636)	(1,654,351,881)
Net share transactions (Note 7):
Class III	(220,757,037)	(459,485,882)
Class IV	(274,126,590)	(618,210,434)
Class V	(689,231,191)	1,113,485,811
Class VI	2,195,109,702	706,806,874
Increase (decrease) in net assets resulting from net share transactions	1,010,994,884	742,596,369

See accompanying notes to the financial statements.
24

GMO Emerging Markets Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets — (Continued)

	Year Ended February 28, 2007	Year Ended February 28, 2006
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	$3,421,946	$2,889,096
Class IV	3,362,504	1,273,937
Class V	1,945,943	611,195
Class VI	3,682,255	2,341,043
Increase in net assets resulting from purchase premiums and redemption fees	12,412,648	7,115,271
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	1,023,407,532	749,711,640
Total increase (decrease) in net assets	152,426,220	2,709,006,751
Net assets:
Beginning of period	12,519,910,136	9,810,903,385
End of period (including distributions in excess of net investment income of $68,376,637 and $4,399,665, respectively)	$12,672,336,356	$12,519,910,136

See accompanying notes to the financial statements.
25

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$22.49	$19.05	$15.78	$8.82	$9.84
Income (loss) from investment operations:
Net investment income (loss)†	0.41	0.37	0.34	0.23	0.11
Net realized and unrealized gain (loss)	3.00	6.24	4.40	6.97	(1.00)
Total from investment operations	3.41	6.61	4.74	7.20	(0.89)
Less distributions to shareholders:
From net investment income	(0.54)	(0.43)	(0.32)	(0.24)	(0.13)
From net realized gains	(4.69)	(2.74)	(1.15)	—	—
Total distributions	(5.23)	(3.17)	(1.47)	(0.24)	(0.13)
Net asset value, end of period	$20.67	$22.49	$19.05	$15.78	$8.82
Total Return(a)	17.05%	37.99%	31.45%	82.10%	(9.14)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$4,276,782	$4,788,395	$4,433,098	$4,079,172	$1,215,653
Net expenses to average daily net assets	1.07%	1.10%	1.11%	1.12%	1.16%
Net investment income to average daily net assets	1.87%	1.88%	2.17%	1.85%	1.12%
Portfolio turnover rate	44%	41%	57%	46%	59%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.02%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	$0.01	$0.01	$0.06	$0.05

(a)  The total returns would have been lower had certain expenses not been reimbursed on the Fund and the underlying funds during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
26

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$22.45	$19.02	$15.75	$8.81	$9.83
Income (loss) from investment operations:
Net investment income (loss)†	0.42	0.40	0.34	0.24	0.11
Net realized and unrealized gain (loss)	2.99	6.20	4.41	6.94	(0.99)
Total from investment operations	3.41	6.60	4.75	7.18	(0.88)
Less distributions to shareholders:
From net investment income	(0.55)	(0.43)	(0.33)	(0.24)	(0.14)
From net realized gains	(4.69)	(2.74)	(1.15)	—	—
Total distributions	(5.24)	(3.17)	(1.48)	(0.24)	(0.14)
Net asset value, end of period	$20.62	$22.45	$19.02	$15.75	$8.81
Total Return(a)	17.10%	38.05%	31.59%	81.97%	(9.09)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$2,599,002	$3,081,021	$3,255,865	$1,799,736	$1,003,594
Net expenses to average daily net assets	1.03%	1.05%	1.06%	1.08%	1.12%
Net investment income to average daily net assets	1.94%	2.03%	2.13%	2.05%	1.16%
Portfolio turnover rate	44%	41%	57%	46%	59%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.02%	0.02%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	$0.01	$0.00 (b)	$0.05	$0.02

(a)  The total returns would have been lower had certain expenses not been reimbursed on the Fund and the underlying funds during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(b)  Purchase premiums and redemption fees were less than $0.01 per share

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
27

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class V share outstanding throughout each period)

	Year Ended February 28, 2007	Year Ended February 28, 2006	Period from February 11, 2005 (commencement of operations) through February 28, 2005(a)		Period from March 1, 2004 through October 26, 2004(a)		Period from August 4, 2003 (commencement of operations) through February 29, 2004
Net asset value, beginning of period	$22.44	$19.02	$17.88		$15.77		$10.81
Income (loss) from investment operations:
Net investment income (loss)†	0.43	0.22	(0.01)		0.25		0.13
Net realized and unrealized gain (loss)	2.98	6.39	1.15		(0.09)		5.02
Total from investment operations	3.41	6.61	1.14		0.16		5.15
Less distributions to shareholders:
From net investment income	(0.55)	(0.45)	—		(0.07)		(0.19)
From net realized gains	(4.69)	(2.74)	—		(0.00	)(b)	—
Total distributions	(5.24)	(3.19)	—		(0.07)		(0.19)
Net asset value, end of period	$20.61	$22.44	$19.02		$15.86		$15.77
Total Return(c)	17.11%	38.12%	6.38	%**	1.10	%**	47.82	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$679,988	$1,447,059	$38,564		$116,417		$382,193
Net expenses to average daily net assets	1.01%	1.04%	1.03	%*	1.05	%*	1.07	%*
Net investment income to average daily net assets	1.97%	1.06%	(0.05	)%(d)**	1.70	%(d)**	1.69	%*
Portfolio turnover rate	44%	41%	57	%***	57	%***	46	%****
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.02	%*	0.01	%*	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.03	$0.02	$—		$—		$0.03

(a)  The class was inactive from October 27, 2004 to February 11, 2005.

(b)  Distributions from net realized gains were less than $0.01 per share.

(c)  The total returns would have been lower had certain expenses not been reimbursed on the Fund and underlying funds during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  The ratio for the period has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover of the Fund for the year ended February 28, 2005.

****  Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.

See accompanying notes to the financial statements.
28

GMO Emerging Markets Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004(a)
Net asset value, beginning of period	$22.45	$19.03	$15.76	$10.45
Income (loss) from investment operations:
Net investment income (loss)†	0.42	0.38	0.34	0.14
Net realized and unrealized gain (loss)	3.01	6.23	4.41	5.42
Total from investment operations	3.43	6.61	4.75	5.56
Less distributions to shareholders:
From net investment income	(0.56)	(0.45)	(0.33)	(0.25)
From net realized gains	(4.69)	(2.74)	(1.15)	—
Total distributions	(5.25)	(3.19)	(1.48)	(0.25)
Net asset value, end of period	$20.63	$22.45	$19.03	$15.76
Total Return(b)	17.20%	38.07%	31.63%	53.62	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$5,116,565	$3,203,435	$2,083,376	$879,837
Net expenses to average daily net assets	0.98%	1.00%	1.01%	1.04	%*
Net investment income to average daily net assets	1.93%	1.94%	2.15%	1.54	%*
Portfolio turnover rate	44%	41%	57%	46	%***
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.01%	0.02	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.02	$0.02	$0.03	$0.04

(a)  Period from June 30, 2003 (commencement of operations) through February 29, 2004.

(b)  The total returns would have been lower had certain expenses not been reimbursed on the Fund and the underlying funds during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

***  Calculation represents portfolio turnover of the Fund for the year ended February 29, 2004.

See accompanying notes to the financial statements.
29

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Emerging Markets Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks high total return. The Fund seeks to achieve its investment objective by outperforming the S&P/IFCI (Investable) Composite Index. The Fund typically makes equity investments in companies whose stocks are traded in the securities markets of the world's non-developed markets, which excludes countries that are included in the MSCI EAFE Index.

Throughout the year ended February 28, 2007, the Fund had four classes of shares outstanding: Class III, Class IV, Class V and Class VI. Class V was liquidated on October 26, 2004, but became operational again on February 11, 2005. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Special Purpose Holding Fund are not publicly available for direct purchase.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which

30

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Indian regulators have alleged that the Fund violated certain conditions under which it was granted permission to operate in India and have restricted a portion of the Fund's locally held assets pending resolution of the dispute. The amount of these restricted assets represents less than 0.1% of the Fund's net assets as of February 28, 2007. The valuation of this possible claim and all matters relating to the Fund's response to these allegations are subject to supervision and control of the Trustees, and all costs in respect of this matter are being borne by the Fund.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk

31

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. There were no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. There were no futures contracts outstanding at the end of the period.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

32

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

For the year ended February 28, 2007, the Fund's investment activity in written options contracts was as follows:

	Principal Amount of Contracts	Premiums
Outstanding, beginning of period	$—	$—
Options written	23,523,993	1,514,966
Options exercised	—	—
Options expired	—	—
Options sold	—	—
Outstanding, end of period	$23,523,993	$1,514,966

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of

33

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. There were no swap agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had loaned securities having a market value of $18,448,840 collateralized by cash in the amount of $18,376,950, which was invested in the Bank of New York Institutional Cash Reserves Fund.

34

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States. The foreign withholding rates applicable to a Fund's investments in certain foreign jurisdictions may be higher if a significant portion of the Fund is held by non-U.S. shareholders.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Dividends received by shareholders of the Fund which are derived from foreign source income and foreign taxes paid by the Fund may be treated, to the extent allowable under the Code, as if received and paid by the shareholders of the Fund.

The Fund may be subject to capital gains and repatriation taxes imposed by certain countries in which it invests. The Fund has recorded a deferred tax liability in respect of unrealized appreciation on foreign securities of $125,007 for potential capital gains and repatriation taxes as of February 28, 2007. The accrual for capital gains and repatriation taxes is included in net unrealized gain (loss) in the Statement of Operations. For the year ended February 28, 2007, the Fund incurred $1,356,821 in capital gain taxes which is included in net realized gain (loss) in the Statement of Operations.

The Fund is subject to a Contribuição Provisória sobre Movimentações Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to/from the Brazilian market. For the year ended February 28, 2007, the Fund incurred $396,618 in CPMF tax which is included in the net realized gain (loss) on foreign currency, forward contracts and foreign currency related transactions in the Statement of Operations.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $621,004,317 and $394,742,796, respectively, and long-term capital gains – $2,180,430,319 and $1,259,609,085, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $99,895,419 and $915,515,889 of undistributed ordinary income and undistributed long-term capital gains,

35

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

respectively. The temporary differences between book and tax basis distributable earnings are primarily due to passive foreign investment company transactions and certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,869,406,879	$3,934,128,742	$(172,893,963)	$3,761,234,779

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to passive foreign investment company transactions and certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$1,527,059	$(22,119,967)	$20,592,908

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

For the period ended February 28, 2007, the Fund had gross realized gains attributed to redemption in-kind transactions of $18,377,059.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

36

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares were each 0.80% of the amount invested or redeemed. If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. These fees are allocated relative to each class's net assets on the share transaction date. For the years ended February 28, 2007 and February 28, 2006, the Fund received $736,259 and $1,258,611 in purchase premiums and $11,676,389 and $5,856,660 in redemption fees, respectively.The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

Investments in securities of issuers in emerging countries present certain risks that are not inherent in many other investments. Many emerging countries present elements of political and/or economic instability. The securities markets of emerging countries are generally smaller and less developed than the securities markets of the U.S. and developed foreign markets. Further, countries may impose various types of foreign currency regulations or controls which may impede the Fund's ability to repatriate amounts it receives. The Fund may acquire interests in securities in anticipation of improving conditions in the related countries. These factors may result in significant volatility in the values of its holdings. The markets in emerging countries are typically less liquid than those of developed markets. Accordingly, the Fund may not be able to realize in an actual sale amounts approximating those used to value its holdings.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as

37

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.81% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.105% for Class IV shares, 0.085% for Class V shares, and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and custodial fees) exceed 0.81% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the GMO Special Purpose Holding Fund. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
< 0.001%	0.000%	< 0.001%

38

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $142,798 and $84,729, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments, for the year ended February 28, 2007 aggregated $5,199,413,124 and $6,252,323,817, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Related parties

As of February 28, 2007, 0.61% of the Fund's shares were held by twenty-four related parties comprised of certain GMO employee accounts, and 20.30% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	901,800	$19,806,386	11,031,646	$215,401,452
Shares issued to shareholders in reinvestment of distributions	47,035,328	954,963,472	33,704,110	653,183,451
Shares repurchased	(53,946,185)	(1,195,526,895)	(64,515,411)	(1,328,070,785)
Purchase premiums and redemption fees	—	3,421,946	—	2,889,096
Net increase (decrease)	(6,009,057)	$(217,335,091)	(19,779,655)	$(456,596,786)

39

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class IV:	Shares	Amount	Shares	Amount
Shares sold	19,134,727	$423,961,978	44,751,392	$920,854,601
Shares issued to shareholders in reinvestment of distributions	32,302,833	653,579,480	21,481,005	412,298,040
Shares repurchased	(62,645,477)	(1,351,668,048)	(100,173,580)	(1,951,363,075)
Purchase premiums and redemption fees	—	3,362,504	—	1,273,937
Net increase (decrease)	(11,207,917)	$(270,764,086)	(33,941,183)	$(616,936,497)
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class V:	Shares	Amount	Shares	Amount
Shares sold	14,260,670	$302,250,327	89,416,484	$1,733,477,556
Shares issued to shareholders in reinvestment of distributions	14,192,468	287,016,728	9,153,541	184,328,084
Shares repurchased	(59,953,974)	(1,278,498,246)	(36,097,525)	(804,319,829)
Purchase premiums and redemption fees	—	1,945,943	—	611,195
Net increase (decrease)	(31,500,836)	$(687,285,248)	62,472,500	$1,114,097,006
	Year Ended February 28, 2007		Year Ended February 28, 2006
Class VI:	Shares	Amount	Shares	Amount
Shares sold	92,951,864	$1,981,148,689	35,580,099	$780,535,719
Shares issued to shareholders in reinvestment of distributions	39,847,798	808,375,017	16,848,581	326,739,274
Shares repurchased	(27,445,223)	(594,414,004)	(19,260,319)	(400,468,119)
Purchase premiums and redemption fees	—	3,682,255	—	2,341,043
Net increase (decrease)	105,354,439	$2,198,791,957	33,168,361	$709,147,917

40

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of other funds in GMO Trust during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Special Purpose Holding Fund	$45,402	$—	$—	$—	$386,975	$11,371
Totals	$45,402	$—	$—	$—	$386,975	$11,371

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. A summary of the Fund's transactions during the period with companies which are or were affiliates during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Boryung Pharmaceutical Co Ltd	$—	$5,746,796	$—	$48,466	$7,071,014
CDNetwords Co Ltd	12,940,875	—	16,776,071	—	—
Dae Han Pulp Industries	2,893,639	2,879,960	—	—	3,669,664
Dimerco Express Taiwan Corp	—	8,544,031	—	116,871	10,538,781
EnE System Inc	—	10,894,022	—	—	13,754,436
Iochpe-Maxion SA	14,296,748	—	14,946,393	—	—
Kolon Construction	21,481,194	13,020,362	10,057,991	1,314,242	29,034,912
Korea Cement Co Ltd	2,847,441	—	2,220,936	—	—
Korea Real Estate	10,386,417	2,354,717	—	—	14,787,117
Kumgang Constructiion Co.	8,139,342	—	12,786,662	34,665	—
Les Enphants Co Ltd	2,479,707	5,121,193	—	260,340	10,293,616
Mbiznetworks Global Co	—	4,272,484	—	62,719	2,855,881
Nasan Co Ltd	10,823,742	—	—	—	14,147,918
Power Line Engineering PCL	6,412,833	—	5,626,348	222,167	—
Pumyang Construction Co Ltd	8,679,199	—	—	—	9,376,861
Robinsons Land Corp Class B	—	48,034,953	—	—	64,992,132
SSCP Co Ltd	21,968,527	4,996,190	—	—	31,670,938
Samick Musical Instruments	7,993,729	—	5,526,340	—	—
Seabang Co.	8,710,859	—	6,199,459	—	—

41

GMO Emerging Markets Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
SimmTech Co Ltd	37,286,324	—	15,945,091	—	—
Star Block Co Ltd (Foreign Registered)	795	—	—	—	913
Taewoong Co Ltd*	9,428,581	7,558,856	8,369,260	73,239	19,532,124
Yarnapund Pcl	6,055,761	—	59,175	69,900	2,616,004
Totals	$192,825,713	$113,423,564	$98,513,726	$2,202,609	$234,342,311

*  No longer an affiliate as of February 28, 2007.

42

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Emerging Markets Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Emerging Markets Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

43

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

44

GMO Emerging Markets Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2007 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	1.06%	$1,000.00	$1,165.90	$5.69
2) Hypothetical	1.06%	$1,000.00	$1,019.54	$5.31
Class IV
1) Actual	1.02%	$1,000.00	$1,166.20	$5.48
2) Hypothetical	1.02%	$1,000.00	$1,019.74	$5.11
Class V
1) Actual	0.99%	$1,000.00	$1,166.40	$5.32
2) Hypothetical	0.99%	$1,000.00	$1,019.89	$4.96
Class VI
1) Actual	0.97%	$1,000.00	$1,166.60	$5.21
2) Hypothetical	0.97%	$1,000.00	$1,019.98	$4.86

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

45

GMO Emerging Markets Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

During the year ended February 28, 2007, the Fund paid foreign taxes of $43,565,891 and recognized foreign source income of $363,521,351.

The Fund's distributions to shareholders include $2,180,430,319 from long-term capital gains.

For taxable, non-corporate shareholders, 13.61% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $323,267,458 or if determined to be different, the qualified short term capital gains of such year.

46

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

47

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

48

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

49

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

50

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO International Equity Allocation Fund returned +19.3% for the fiscal year ended February 28, 2007, as compared to +19.9% for the MSCI ACWI (All Country World Index) ex-U.S. Index. Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was exposed to international equity securities through its investment in underlying GMO mutual funds.

Implementation detracted 0.6%, as the GMO Emerging Markets and the GMO International Value Funds underperformed their respective benchmarks.

Asset allocation was flat. The Fund's overweight to emerging equities and international value equities was offset by the allocation to international growth equities.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the issued period and reflects a transaction fee of .15% on the purchase and .15% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance date current to the most recent month end may be obtained by visiting www.gmo.com.

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	93.46%
Short-Term Investments	5.50
Preferred Stocks	2.80
Private Equity Securities	0.14
Forward Currency Contracts	0.10
Investment Funds	0.08
Debt Obligations	0.03
Rights and Warrants	0.01
Futures	0.00
Convertible Securities	0.00
Written Options	(0.00)
Other	(2.12)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Country / Region Summary**	% of Investments
Euro Region***	30.16%
Japan	19.69
United Kingdom	15.63
Taiwan	4.87
Korea	4.47
Switzerland	3.45
Australia	2.64
China	2.64
Brazil	2.44
Sweden	2.34
Hong Kong	1.52
Singapore	1.52
Mexico	1.32
Russia	1.12
Malaysia	1.02
South Africa	0.91
Thailand	0.71
India	0.61
Norway	0.61
Philippines	0.61
Canada	0.41
Poland	0.41
Denmark	0.30
Israel	0.30
Indonesia	0.20
Chile	0.10
100.00%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO International Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.00%
	Affiliated Issuers — 100.00%
1,161,141	GMO Emerging Countries Fund, Class III	18,624,705
7,080,352	GMO Emerging Markets Fund, Class VI	146,067,671
9,401,429	GMO International Growth Equity Fund, Class IV	295,016,842
8,450,297	GMO International Intrinsic Value Fund, Class IV	297,957,461
90,465	GMO International Small Companies Fund, Class III	1,105,478
	TOTAL MUTUAL FUNDS (COST $587,917,126)	758,772,157
	SHORT-TERM INVESTMENTS — 0.00%
18,293	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $18,296 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $18,659.	18,293
	TOTAL SHORT-TERM INVESTMENTS (COST $18,293)	18,293
	TOTAL INVESTMENTS — 100.00% (Cost $587,935,419)	758,790,450
	Other Assets and Liabilities (net) — 0.00%	(33,344)
	TOTAL NET ASSETS — 100.00%	$758,757,106

Notes to Schedule of Investments:

As of February 28, 2007, 88.46% of the Net Assets of the Fund were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
3

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $18,293) (Note 2)	$18,293
Investments in affiliated issuers, at value (cost $587,917,126) (Notes 2 and 8)	758,772,157
Receivable for investments sold	32,370
Receivable for expenses reimbursed by Manager (Note 3)	9,716
Total assets	758,832,536
Liabilities:
Payable for Fund shares repurchased	32,384
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	2,296
Accrued expenses	40,750
Total liabilities	75,430
Net assets	$758,757,106
Net assets consist of:
Paid-in capital	$536,765,837
Accumulated net realized gain	51,136,238
Net unrealized appreciation	170,855,031
$758,757,106
Net assets attributable to:
Class III shares	$758,757,106
Shares outstanding:
Class III	42,235,681
Net asset value per share:
Class III	$17.96

See accompanying notes to the financial statements.
4

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$13,153,510
Interest	518
Total investment income	13,154,028
Expenses:
Custodian, fund accounting agent and transfer agent fees	47,389
Audit and tax fees	26,047
Legal fees	20,101
Trustees fees and related expenses (Note 3)	9,506
Registration fees	4,951
Miscellaneous	9,594
Total expenses	117,588
Fees and expenses reimbursed by Manager (Note 3)	(103,138)
Net expenses	14,450
Net investment income (loss)	13,139,578
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	10,846,857
Realized gains distributions from affiliated issuers (Note 8)	89,646,693
Net realized gain (loss)	100,493,550
Change in net unrealized appreciation (depreciation) on investments	11,639,862
Net realized and unrealized gain (loss)	112,133,412
Net increase (decrease) in net assets resulting from operations	$125,272,990

See accompanying notes to the financial statements.
5

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$13,139,578	$6,521,233
Net realized gain (loss)	100,493,550	51,401,058
Change in net unrealized appreciation (depreciation)	11,639,862	60,422,264
Net increase (decrease) in net assets from operations	125,272,990	118,344,555
Distributions to shareholders from:
Net investment income
Class III	(32,342,398)	(17,722,273)
Net realized gains
Class III	(58,801,341)	(24,911,633)
	(91,143,739)	(42,633,906)
Net share transactions (Note 7):
Class III	65,087,399	94,760,352
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	20,199	22,825
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	65,107,598	94,783,177
Total increase (decrease) in net assets	99,236,849	170,493,826
Net assets:
Beginning of period	659,520,257	489,026,431
End of period	$758,757,106	$659,520,257

See accompanying notes to the financial statements.
6

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$17.13		$15.19		$12.83		$8.23		$9.02
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.33		0.18		0.29		0.25		0.36
Net realized and unrealized gain (loss)	2.85		2.90		2.65		4.60		(0.83)
Total from investment operations	3.18		3.08		2.94		4.85		(0.47)
Less distributions to shareholders:
From net investment income	(0.83)		(0.47)		(0.42)		(0.25)		(0.32)
From net realized gains	(1.52)		(0.67)		(0.16)		—		—
Total distributions	(2.35)		(1.14)		(0.58)		(0.25)		(0.32)
Net asset value, end of period	$17.96		$17.13		$15.19		$12.83		$8.23
Total Return(b)	19.33	%(c)	21.15	%(c)	23.25	%(c)	60.41	%(c)	(5.58)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$758,757		$659,520		$489,026		$256,277		$103,768
Net expenses to average daily net assets(d)(e)	0.00%		0.00%		0.00%		0.00%		0.00%
Net investment income to average daily net assets(a)	1.87%		1.15%		2.18%		2.35%		4.11%
Portfolio turnover rate	4%		7%		15%		43%		19%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.02%		0.03%		0.05%		0.05%
Purchase premiums and redemption fees consisted of the following per share amounts:	$0.00	(f)†	$0.00	(f)†	$0.01	†	$0.02	†	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(c)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
7

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO International Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than the MSCI ACWI (All Country World Index) ex-U.S. Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds). The Fund may also invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days

8

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

or less are generally valued at amortized cost, which approximates fair value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies or procedures are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $32,338,744 and $18,337,640, respectively, and long-term capital gains – $58,804,995 and $24,296,266, respectively.

9

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $51,607,040 of undistributed long-term capital gains. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$588,406,221	$170,457,618	$(73,389)	$170,384,229

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Distribution in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$19,202,820	$(19,202,818)	$(2)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

10

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares are each 0.15% of the amount invested. The redemption fee is only applicable to shares acquired on or after June 30, 2003. The Fund's purchase premium or redemption fee are approximately equal to the weighted average of the purchase premiums and redemptions fees, if any, of the underlying fund(s) in which the Fund was invested. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $2,056 and $228 in purchase premiums and $18,143 and $22,597 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

11

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among the designated underlying funds. The Manager does not directly charge a management fee or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.617%	0.093%	0.710%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $6,604 and $4,919, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2007 aggregated $105,123,944 and $28,382,679, respectively.

12

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 26.93% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 0.02% of the Fund's shares were held by five related parties comprised of certain GMO employee accounts.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	77,925	$1,404,568	5,248,587	$78,942,946
Shares issued to shareholders in reinvestment of distributions	4,812,509	84,216,341	2,550,396	39,686,743
Shares repurchased	(1,145,352)	(20,533,510)	(1,499,797)	(23,869,337)
Purchase premiums and redemption fees	—	20,199	—	22,825
Net increase (decrease)	3,745,082	$65,107,598	6,299,186	$94,783,177

13

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Countries Fund, Class III	$16,259,817	$5,386,120	$260,000	$328,111	$5,058,008	$18,624,705
GMO Emerging Markets Fund, Class VI	129,229,135	31,713,439	5,175,000	3,447,671	28,265,770	146,067,671
GMO International Growth Equity Fund, Class III	254,857,704	7,631,870	209,193,229	—	7,570,473	—
GMO International Growth Equity Fund, Class IV	—	235,767,556	7,482,029	4,449,399	23,049,764	295,016,842
GMO International Intrinsic Value Fund, Class IV	256,390,561	31,353,004	11,711,885	4,878,640	24,864,061	297,957,461
GMO International Small Companies Fund, Class III	2,806,956	888,308	2,176,890	49,689	838,617	1,105,478
Totals	$659,544,173	$312,740,297	$235,999,033	$13,153,510	$89,646,693	$758,772,157

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

15

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1	) Actual	0.70%	$1,000.00	$1,121.80	$3.68
2	) Hypothetical	0.70%	$1,000.00	$1,021.32	$3.51

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

16

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $58,804,995 from long-term capital gains.

For taxable, non-corporate shareholders, 37.21% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $17,287,012 or if determined to be different, the qualified interest income of such year.

17

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

18

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

19

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global Balanced Asset Allocation Fund returned +9.2% for the fiscal year ended February 28, 2007, as compared to +11.0% for the Fund's benchmark, the GMO Global Balanced Index (48.75% S&P 500 / 16.25% MSCI ACWI [All Country World Index] ex-U.S. Index / 35% Lehman Brothers U.S. Aggregate Index). Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting 1.5% from returns as the GMO U.S. Core Equity, GMO U.S. Quality Equity, GMO International Intrinsic Value, and GMO Emerging Markets Funds underperformed their respective benchmarks.

Asset allocation detracted 0.3%. The Fund's overweight to fixed income and underweight to U.S. equities were the primary drivers of the underperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Global Balanced Asset Allocation Fund Class III Shares and the GMO Global Balanced Index As of February 28, 2007

Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
9.02%
12.52%
9.39%
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
2/28/97
$9,991,000
$24,524,910
$20,931,210
$20,286,100
$17,527,150
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
GMO Global Balanced Asset Allocation Fund
GMO Global Balanced Index*
GMO Global Balanced Index +**
50% S&P 500/50% Lehman Brothers U.S. Aggregate Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fees of .09% on the purchase and .09% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  The GMO Global Balanced Index is a composite benchmark computed by GMO and comprised 48.75% S&P 500 Index and 16.25% MSCI ACWI (All Country World Index) ex-U.S. Index and 35% Lehman Brothers U.S. Aggregate Index.

**  The GMO Global Balanced Index+: MSCI ACWI (All Country World Index) prior to 7/02 and GMO Global Balanced Index thereafter.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	59.83%
Debt Obligations	32.88
Cash and Cash Equivalents	10.80
Short-Term Investments	6.59
Preferred Stocks	1.32
Options Purchased	0.21
Forward Currency Contracts	0.09
Private Equity Securities	0.07
Loan Participations	0.05
Investment Funds	0.04
Loan Assignments	0.04
Rights and Warrants	0.02
Promissory Notes	0.01
Convertible Securities	0.00
Written Options	(0.03)
Reverse Repurchase Agreements	(0.10)
Swaps	(4.48)
Futures	(6.13)
Other	(1.21)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Country / Region Summary**	% of Investments
United States	64.82%
Euro Region***	15.44
Sweden	7.89
Australia	5.80
Taiwan	2.55
Korea	2.44
United Kingdom	2.20
Brazil	1.68
China	1.39
Mexico	1.09
Russia	0.86
Malaysia	0.58
South Africa	0.46
Turkey	0.40
Thailand	0.35
Singapore	0.35
Philippines	0.35
India	0.35
Hong Kong	0.35
Uruguay	0.26
Poland	0.23
Norway	0.12
Israel	0.12
Indonesia	0.12
Denmark	0.12
Switzerland	(2.09)
Canada	(3.94)
Japan	(4.29)
100.00%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.00%
	Affiliated Issuers — 100.00%
36,503,572	GMO Alpha Only Fund, Class IV	380,002,186
2,177,924	GMO Alternative Asset Opportunity Fund, Class III	62,157,956
31,771,425	GMO Core Plus Bond Fund, Class IV	333,599,965
2,099,586	GMO Domestic Bond Fund, Class VI	20,617,931
1,364,708	GMO Emerging Countries Fund, Class III	21,889,917
1,102,851	GMO Emerging Country Debt Fund, Class IV	11,833,586
13,344,090	GMO Emerging Markets Fund, Class VI	275,288,575
12,906,569	GMO Inflation Indexed Plus Bond Fund, Class VI	328,859,382
2,253,151	GMO International Bond Fund, Class III	21,923,157
8,646,971	GMO International Growth Equity Fund, Class IV	271,341,941
7,707,539	GMO International Intrinsic Value Fund, Class IV	271,767,810
346,748	GMO International Small Companies Fund, Class III	4,237,261
390,776	GMO Short-Duration Investment Fund, Class III	3,489,627
12,196,819	GMO Strategic Fixed Income Fund, Class VI	307,603,773
33,177,654	GMO U.S. Core Equity Fund, Class VI	489,370,403
12,613,006	GMO U.S. Quality Equity Fund, Class VI	274,837,403
34,979	GMO U.S. Value Fund, Class III	377,075
	TOTAL MUTUAL FUNDS (COST $2,946,216,085)	3,079,197,948

See accompanying notes to the financial statements.
3

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.00%
33,645	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $33,649 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $34,318.	33,645
	TOTAL SHORT-TERM INVESTMENTS (COST $33,645)	33,645
	TOTAL INVESTMENTS — 100.00% (Cost $2,946,249,730)	3,079,231,593
	Other Assets and Liabilities (net) — 0.00%	(67,829)
	TOTAL NET ASSETS — 100.00%	$3,079,163,764

Notes to Schedule of Investments:

As of February 28, 2007, 29.35% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
4

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $33,645) (Note 2)	$33,645
Investments in affiliated issuers, at value (cost $2,946,216,085) (Notes 2 and 8)	3,079,197,948
Receivable for investments sold	165,593
Receivable for expenses reimbursed by Manager (Note 3)	34,020
Total assets	3,079,431,206
Liabilities:
Payable for Fund shares repurchased	165,664
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	11,946
Accrued expenses	89,832
Total liabilities	267,442
Net assets	$3,079,163,764
Net assets consist of:
Paid-in capital	$2,864,201,498
Distributions in excess of net investment income	(2,547,096)
Accumulated net realized gain	84,527,499
Net unrealized appreciation	132,981,863
$3,079,163,764
Net assets attributable to:
Class III shares	$3,079,163,764
Shares outstanding:
Class III	256,407,096
Net asset value per share:
Class III	$12.01

See accompanying notes to the financial statements.
5

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$77,525,343
Interest	73,533
Total investment income	77,598,876
Expenses:
Custodian, fund accounting agent and transfer agent fees	54,038
Audit and tax fees	31,840
Legal fees	57,881
Trustees fees and related expenses (Note 3)	31,553
Registration fees	36,241
Miscellaneous	34,626
Total expenses	246,179
Fees and expenses reimbursed by Manager (Note 3)	(194,870)
Net expenses	51,309
Net investment income (loss)	77,547,567
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	11,759,311
Realized gains distributions from affiliated issuers (Note 8)	129,938,932
Net realized gain (loss)	141,698,243
Change in net unrealized appreciation (depreciation) on investments	(2,413,878)
Net realized and unrealized gain (loss)	139,284,365
Net increase (decrease) in net assets resulting from operations	$216,831,932

See accompanying notes to the financial statements.
6

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$77,547,567	$43,229,406
Net realized gain (loss)	141,698,243	86,083,499
Change in net unrealized appreciation (depreciation)	(2,413,878)	26,009,769
Net increase (decrease) in net assets from operations	216,831,932	155,322,674
Distributions to shareholders from:
Net investment income
Class III	(104,092,536)	(51,560,906)
Net realized gains
Class III	(76,782,210)	(52,999,421)
	(180,874,746)	(104,560,327)
Net share transactions (Note 7):
Class III	1,229,975,659	730,598,623
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	1,039,471	592,545
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	1,231,015,130	731,191,168
Total increase (decrease) in net assets	1,266,972,316	781,953,515
Net assets:
Beginning of period	1,812,191,448	1,030,237,933
End of period (including distributions in excess of net investment income of $2,547,096 and accumulated undistributed net investment income of $1,362,675, respectively)	$3,079,163,764	$1,812,191,448

See accompanying notes to the financial statements.
7

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$11.76		$11.33		$10.74		$8.13		$8.64
Income (loss) from investment operations:
Net investment income (loss)(a)	0.39	†	0.36	†	0.27	†	0.18		0.20
Net realized and unrealized gain (loss)	0.66		0.86		0.90		2.68		(0.28)
Total from investment operations	1.05		1.22		1.17		2.86		(0.08)
Less distributions to shareholders:
From net investment income	(0.43)		(0.37)		(0.32)		(0.23)		(0.43)
From net realized gains	(0.37)		(0.42)		(0.26)		(0.02)		—
Total distributions	(0.80)		(0.79)		(0.58)		(0.25)		(0.43)
Net asset value, end of period	$12.01		$11.76		$11.33		$10.74		$8.13
Total Return(b)	9.22	%(c)	11.05	%(c)	11.07	%(c)	35.53	%(c)	(1.06)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$3,079,164		$1,812,191		$1,030,238		$453,807		$304,145
Net expenses to average daily net assets(d)(e)	0.00%		0.00%		0.00%		0.00%		0.00%
Net investment income to average daily net assets(a)	3.28%		3.17%		2.53%		2.19%		4.01%
Portfolio turnover rate	23%		16%		10%		59%		61%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%		0.01%		0.02%		0.03%		0.05%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01		$0.01		$0.01		$0.01		—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
8

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Global Balanced Asset Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than the GMO Global Balanced Index. The Fund is a fund of funds and invests in shares of other GMO Funds, which may include the GMO International Equity Funds (including one or more of the GMO Emerging Markets Funds), GMO U.S. Equity Funds, GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund. As of February 28, 2007, the GMO Global Balanced Index is a composite index computed by GMO consisting of: (i) the S&P 500 Index; (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index; and (iii) the Lehman Brothers U.S. Aggregate Index in the following proportions: 48.75% (S&P 500), 16.25% (MSCI ACWI (All Country World Index) ex-U.S. Index), and 35% (Lehman Brothers U.S. Aggregate Index). Effective April 1, 2007, the composition of the GMO Global Balanced Index will consist of (i) MSCI ACWI and (ii) the Lehman Brothers U.S. Aggregate Index in the following proportions: 65% MSCI ACWI and 35% Lehman Brothers U.S. Aggregate Index.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official

9

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies or procedures are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 11.05% of net assets.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all

10

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $104,092,536 and $51,560,906, respectively, and long-term capital gains – $76,782,210 and $52,999,421, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $3,116,904 and $85,201,022 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions and partnership interest tax allocations.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $638 and $1,276 expiring in 2008 and 2010, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,952,585,339	$130,760,162	$(4,113,908)	$126,646,254

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

11

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Distributions in Excess of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$22,635,198	$(22,635,189)	$(9)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares were each 0.09% of the amount invested or redeemed. The redemption fee is only applicable to shares acquired on or after June 30, 2003. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund was invested. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $982,849 and $562,037 in purchase premiums and $56,622 and $30,508 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp

12

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge a management fee or shareholder service fee to the Fund, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

13

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and expenses indirectly incurred in the underlying funds).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.422%	0.084%	0.012%	0.518%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $21,926 and $19,685, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the statement of operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2007 aggregated $1,797,524,218 and $539,956,907, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that

14

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 31.19% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the outstanding shares of the Fund. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 0.07% of the Fund's shares were held by eleven related parties comprised of certain GMO employee accounts.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	96,416,659	$1,162,398,617	59,476,732	$689,148,423
Shares issued to shareholders in reinvestment of distributions	14,544,192	171,981,824	8,489,047	96,761,248
Shares repurchased	(8,670,747)	(104,404,782)	(4,818,243)	(55,311,048)
Purchase premiums and redemption fees	—	1,039,471	—	592,545
Net increase (decrease)	102,290,104	$1,231,015,130	63,147,536	$731,191,168

15

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class III	$239,791,023	$4,000,000	$248,652,838	$—	$—	$—
GMO Alpha Only Fund, Class IV	—	453,104,161	72,850,000	7,600,371	—	380,002,186
GMO Alternative Asset Opportunity Fund, Class III	54,401,971	4,000,000	200,000	—	—	62,157,956
GMO Core Plus Bond Fund, Class IV	286,341,943	154,885,104	109,299,516	16,233,704	—	333,599,965
GMO Currency Hedged International Bond Fund, Class III	60,721,936	—	59,962,201	—	—	—
GMO Currency Hedged International Equity Fund, Class III	69,497,027	13,766,491	74,791,573	895,812	12,070,699	—
GMO Domestic Bond Fund, Class VI	60,995,048	2,126,183	42,125,765	1,126,183	—	20,617,931
GMO Emerging Countries Fund, Class III	18,879,661	6,311,335	50,000	384,473	5,926,862	21,889,917
GMO Emerging Country Debt Fund, Class IV	10,551,044	1,785,862	—	919,831	763,214	11,833,586
GMO Emerging Markets Fund, Class VI	174,293,709	125,432,156	5,720,738	6,103,421	47,627,841	275,288,575
GMO Inflation Indexed Bond Fund, Class III	39,248,409	69,648,713	107,725,392	632,284	—	—
GMO Inflation Indexed Plus Bond Fund, Class VI	—	328,348,580	2,100,000	10,918,185	561,158	328,859,382

16

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Bond Fund, Class III	$23,479,744	$3,307,085	$5,214,103	$1,323,970	$233,115	$21,923,157
GMO International Growth Equity Fund, Class III	147,420,878	28,933,783	154,370,848	—	4,964,556	—
GMO International Growth Equity Fund, Class IV	—	255,455,695	10,855,762	3,971,408	20,573,572	271,341,941
GMO International Intrinsic Value Fund, Class IV	146,232,252	123,106,043	9,752,668	4,273,282	20,537,162	271,767,810
GMO International Small Companies Fund, Class III	7,727,372	3,254,266	5,287,703	185,037	2,987,281	4,237,261
GMO Short-Duration Investment Fund, Class III	3,264,489	183,560	—	174,974	—	3,489,627
GMO Strategic Fixed Income Fund, Class VI	—	311,789,920	3,732,778	13,055,794	—	307,603,773
GMO U.S. Core Equity Fund, Class VI	315,495,777	193,752,548	27,326,967	6,245,450	11,822,714	489,370,403
GMO U.S. Quality Equity Fund, Class IV	153,278,225	62,972,385	209,195,598	2,373,029	193,727	—
GMO U.S. Quality Equity Fund, Class VI	—	258,449,888	1,500,000	1,097,112	1,670,048	274,837,403
GMO U.S. Value Fund, Class III	665,029	18,005	350,000	11,023	6,983	377,075
Totals	$1,812,285,537	$2,404,631,763	$1,151,064,450	$77,525,343	$129,938,932	$3,079,197,948

17

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global Balanced Asset Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global Balanced Asset Allocation Fund (the "Fund") at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

18

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.51%	$1,000.00	$1,066.70	$2.61
2) Hypothetical	0.51%	$1,000.00	$1,022.27	$2.56

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

19

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $76,782,210 from long-term capital gains.

For taxable, non-corporate shareholders, 26.70% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 12.36% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $42,233,390 or if determined to be different, the qualified interest income of such year.

20

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

21

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

22

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

24

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Global (U.S.+) Equity Allocation Fund returned +11.6% for the fiscal year ended February 28, 2007, as compared to +13.9% for the Fund's benchmark, the GMO Global Equity Index (75% S&P 500 / 25% MSCI ACWI [All Country World Index] ex-U.S. Index). Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting approximately 2.8%.

Asset allocation added 0.5%. The Fund's overweight to international equities, particularly emerging market equities, was the driver of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Global (U.S.+) Equity Allocation Fund Class III Shares and the GMO Global Equity Index As of February 28, 2007

$30,000,000
$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
Average Annual Total Returns
1 Year
5 Year
10 Year
Class III
11.34%
13.98%
11.33%
$29,242,700
$21,428,000
$20,863,630
2/28/97
$9,990,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
GMO Global (U.S.+) Equity Allocation Fund
GMO Global Equity Index*
S&P 500 Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each Performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .10% on the purchase and .10% on the redemption. Transaction fees are restricted by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  The GMO Global Equity Index is a composite benchmark computed by GMO and comprised 75% S&P 500 Index and 25% MSCI ACWI (All Country World Index) ex-U.S. Index.

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	91.22%
Short-Term Investments	5.43
Cash and Cash Equivalents	3.72
Debt Obligations	3.72
Preferred Stocks	1.68
Private Equity Securities	0.09
Investment Funds	0.05
Options Purchased	0.03
Loan Participations	0.02
Forward Currency Contracts	0.01
Loan Assignments	0.01
Rights and Warrants	0.01
Convertible Securities	0.00
Promissory Notes	0.00
Written Options	(0.00)
Reverse Repurchase Agreements	(0.04)
Swaps	(1.62)
Futures	(2.09)
Other	(2.24)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Country / Region Summary**	% of Investments
United States	53.12%
Euro Region***	12.93
Japan	7.10
United Kingdom	6.15
Taiwan	3.18
Korea	2.97
Brazil	1.70
China	1.70
Australia	1.59
Sweden	1.59
Switzerland	1.17
Russia	0.96
Mexico	0.95
Malaysia	0.74
Hong Kong	0.64
Singapore	0.64
South Africa	0.64
India	0.42
Philippines	0.42
Thailand	0.42
Poland	0.32
Israel	0.21
Norway	0.21
Denmark	0.11
Indonesia	0.11
Turkey	0.11
Uruguay	0.11
Canada	(0.21)
100.00%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	AFFILIATED ISSUERS — 100.00%
	Mutual Funds — 100.00%
1,444,889	GMO Alpha Only Fund, Class IV	15,041,292
1,783,877	GMO Currency Hedged International Equity Fund, Class III	13,289,885
402,836	GMO Emerging Countries Fund, Class III	6,461,494
150,932	GMO Emerging Country Debt Fund, Class IV	1,619,501
2,023,759	GMO Emerging Markets Fund, Class VI	41,750,149
165,480	GMO Inflation Indexed Plus Bond Fund, Class VI	4,216,442
1,510,599	GMO International Growth Equity Fund, Class IV	47,402,591
1,348,571	GMO International Intrinsic Value Fund, Class IV	47,550,628
44,439	GMO International Small Companies Fund, Class III	543,039
15,163	GMO Short-Duration Investment Fund, Class III	135,401
316,805	GMO Strategic Fixed Income Fund, Class VI	7,989,820
9,182,187	GMO U.S. Core Equity Fund, Class VI	135,437,254
2,514	GMO U.S. Growth Fund, Class III	43,339
1,493,467	GMO U.S. Quality Equity Fund, Class VI	32,542,645
20,002	GMO U.S. Value Fund, Class III	215,623
		354,239,103
	Private Investment Fund — 0.00%
175	GMO SPV I, LLC (a) (b)	67
	TOTAL AFFILIATED ISSUERS (COST $305,053,087)	354,239,170

See accompanying notes to the financial statements.
3

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.01%
21,074	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $21,076 and an effective yield of 4.25%, collateralized by a U.S. Treasury Note with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $21,495.	21,074
	TOTAL SHORT-TERM INVESTMENTS (COST $21,074)	21,074
	TOTAL INVESTMENTS — 100.01% (Cost $305,074,161)	354,260,244
	Other Assets and Liabilities (net) — (0.01%)	(23,993)
	TOTAL NET ASSETS — 100.00%	$354,236,251

Notes to Schedule of Investments:

(a)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

(b)  Bankrupt issuer.

As of February 28, 2007, 40.34% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
4

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $21,074) (Note 2)	$21,074
Investments in affiliated issuers, at value (cost $305,053,087) (Notes 2 and 8)	354,239,170
Cash	1,653
Receivable for investments sold	8,780
Receivable for Fund shares sold	1,000
Receivable for expenses reimbursed by Manager (Note 3)	7,507
Total assets	354,279,184
Liabilities:
Payable for Fund shares repurchased	9,813
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	1,096
Accrued expenses	32,024
Total liabilities	42,933
Net assets	$354,236,251
Net assets consist of:
Paid-in capital	$287,832,220
Accumulated undistributed net investment income	6
Accumulated net realized gain	17,217,942
Net unrealized appreciation	49,186,083
$354,236,251
Net assets attributable to:
Class III shares	$354,236,251
Shares outstanding:
Class III	29,621,353
Net asset value per share:
Class III	$11.96

See accompanying notes to the financial statements.
5

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$6,257,551
Interest	3,560
Total investment income	6,261,111
Expenses:
Custodian, fund accounting agent and transfer agent fees	36,369
Audit and tax fees	26,047
Legal fees	11,503
Trustees fees and related expenses (Note 3)	4,401
Registration fees	5,078
Miscellaneous	4,585
Total expenses	87,983
Fees and expenses reimbursed by Manager (Note 3)	(81,247)
Net expenses	6,736
Net investment income (loss)	6,254,375
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	10,270,601
Realized gains distributions from affiliated issuers (Note 8)	27,032,328
Net realized gain (loss)	37,302,929
Change in net unrealized appreciation (depreciation) on investments	(6,654,177)
Net realized and unrealized gain (loss)	30,648,752
Net increase (decrease) in net assets resulting from operations	$36,903,127

See accompanying notes to the financial statements.
6

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$6,254,375	$6,237,589
Net realized gain (loss)	37,302,929	33,832,909
Change in net unrealized appreciation (depreciation)	(6,654,177)	(94,267)
Net increase (decrease) in net assets from operations	36,903,127	39,976,231
Distributions to shareholders from:
Net investment income
Class III	(10,728,384)	(8,578,882)
Net realized gains
Class III	(23,345,939)	(23,838,281)
	(34,074,323)	(32,417,163)
Net share transactions (Note 7):
Class III	25,348,028	(17,370,663)
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	27,852	23,772
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	25,375,880	(17,346,891)
Total increase (decrease) in net assets	28,204,684	(9,787,823)
Net assets:
Beginning of period	326,031,567	335,819,390
End of period (including accumulated undistributed net investment income of $6 and $51,723, respectively)	$354,236,251	$326,031,567

See accompanying notes to the financial statements.
7

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$11.89		$11.63		$10.86		$7.51		$8.66
Income (loss) from investment operations:
Net investment income (loss)(a)	0.23	†	0.23	†	0.23	†	0.14		0.15
Net realized and unrealized gain (loss)	1.08		1.32		1.23		3.55		(1.07)
Total from investment operations	1.31		1.55		1.46		3.69		(0.92)
Less distributions to shareholders:
From net investment income	(0.38)		(0.34)		(0.27)		(0.21)		(0.23)
From net realized gains	(0.86)		(0.95)		(0.42)		(0.13)		—
Total distributions	(1.24)		(1.29)		(0.69)		(0.34)		(0.23)
Net asset value, end of period	$11.96		$11.89		$11.63		$10.86		$7.51
Total Return(b)	11.56	%(c)	13.91	%(c)	13.70	%(c)	49.63	%(c)	(10.84)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$354,236		$326,032		$335,819		$222,856		$79,736
Net expenses to average daily net assets(d)(e)	0.00%		0.00%		0.00%		0.00%		0.00%
Net investment income to average daily net assets(a)	1.90%		1.99%		2.11%		1.99%		3.06%
Portfolio turnover rate	15%		20%		17%		73%		30%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%		0.02%		0.04%		0.05%		0.07%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.00	(f)	$0.00	(f)	$0.01		—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Calculations exclude purchase premiums and redemption fees which are borne by the shareholders.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
8

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Global (U.S.+) Equity Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than the GMO Global Equity Index. The GMO Global Equity Index is a composite index computed by GMO consisting of: (i) the S&P 500 Index and (ii) the MSCI ACWI (All Country World Index) ex-U.S. Index in the following proportions: 75% (S&P 500) and 25% (MSCI ACWI (All Country World Index) ex-U.S. Index). The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds) and the GMO U.S. Equity Funds. The Fund is a fund of funds and may also invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect).

The Fund currently limits subscriptions due to capacity considerations.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally

9

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies or procedures are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

10

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $10,707,997 and $8,857,253, respectively, and long-term capital gains – $23,366,326 and $23,559,910, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $17,341,208 of undistributed long-term capital gains. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$305,197,421	$50,006,132	$(943,309)	$49,062,823

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to redemption-in-kind transactions and differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$4,422,292	$(9,977,332)	$5,555,040

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

For the period ended February 28, 2007, the Fund had realized gross gains attributed to redemption-in-kind transactions of $5,656,426.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

11

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchase and redemption of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares were each 0.10% of the amount invested or redeemed. The redemption fee is only applicable to shares acquired on or after June 30, 2003. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund was invested. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $27,330 and $10,757 in purchase premiums and $522 and $13,015 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

12

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge an advisory fee or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and expenses indirectly incurred in the underlying funds).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.475%	0.079%	0.004%	0.558%

13

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $3,056 and $2,323, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2007 aggregated $73,379,268 and $48,795,982, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 35.84% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, less than 0.01% of the Fund's shares were held by one related party comprised of certain GMO employee accounts.

14

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	2,417,813	$28,924,136	820,653	$9,603,497
Shares issued to shareholders in reinvestment of distributions	2,435,155	28,397,989	2,486,440	28,419,617
Shares repurchased	(2,652,478)	(31,974,097)	(4,753,170)	(55,393,777)
Purchase premiums and redemption fees	—	27,852	—	23,772
Net increase (decrease)	2,200,490	$25,375,880	(1,446,077)	$(17,346,891)

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class III	$21,422,854	$—	$21,413,079	$—	$—	$—
GMO Alpha Only Fund, Class IV	—	23,352,708	8,352,500	313,649	—	15,041,292
GMO Currency Hedged International Equity Fund, Class III	13,917,020	4,589,454	2,958,678	163,319	4,076,135	13,289,885
GMO Emerging Countries Fund, Class III	6,223,371	1,914,943	691,880	116,655	1,798,289	6,461,494
GMO Emerging Country Debt Fund, Class IV	1,647,525	243,809	196,001	133,249	110,561	1,619,501
GMO Emerging Markets Fund, Class VI	38,450,725	10,336,437	4,208,494	1,007,026	8,229,411	41,750,149
GMO Inflation Indexed Bond Fund, Class III	2,698,811	1,020,472	3,656,067	20,472	—	—

15

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Inflation Indexed Plus Bond Fund, Class VI	$—	$4,137,910	$—	$142,743	$7,337	$4,216,442
GMO International Growth Equity Fund, Class III	42,494,690	2,402,664	37,027,669	—	1,202,664	—
GMO International Growth Equity Fund, Class IV	—	39,546,286	2,201,356	724,513	3,753,285	47,402,591
GMO International Intrinsic Value Fund, Class IV	43,151,981	6,881,143	6,061,620	786,929	3,988,350	47,550,628
GMO International Small Companies Fund, Class III	1,247,841	473,318	964,008	29,080	444,236	543,039
GMO Short-Duration Investment Fund, Class III	135,556	6,789	8,578	6,789	—	135,401
GMO SPV I, LLC	740	—	—	—	3,699	67	*
GMO Strategic Fixed Income Fund, Class VI	—	7,920,581	—	348,304	—	7,989,820
GMO U.S. Core Equity Fund, Class VI	126,071,991	20,534,186	13,738,196	1,966,848	3,180,997	135,437,254
GMO U.S. Growth Fund, Class III	45,689	2,755	2,924	350	2,404	43,339
GMO U.S. Quality Equity Fund, Class IV	28,076,814	4,391,241	31,164,742	357,690	28,223	—
GMO U.S. Quality Equity Fund, Class VI	—	29,942,066	200,000	132,873	202,262	32,542,645
GMO U.S. Value Fund, Class III	454,865	11,538	279,221	7,062	4,475	215,623
Totals	$326,040,473	$157,708,300	$133,125,013	$6,257,551	$27,032,328	$354,239,170

*  After effect of return of capital distributions of $170, $249, $153, $275, and $165 on March 7, 2006, May 24, 2006, June 15, 2006, October 3, 2006, and January 5, 2007, respectively.

16

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Global (U.S.+) Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Global (U.S.+) Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

17

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.55%	$1,000.00	$1,091.70	$2.85
2) Hypothetical	0.55%	$1,000.00	$1,022.07	$2.76

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

18

GMO Global (U.S.+) Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $23,366,326 from long-term capital gains.

For taxable, non-corporate shareholders, 47.28% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 25.70% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $4,368,217 or if determined to be different, the qualified interest income of such year.

19

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

20

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

21

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

23

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Benchmark-Free Allocation Fund returned +9.3% for the period ended February 28, 2007, as compared to +2.4% for the CPI Index. During the period, the Fund was exposed to a range of asset classes through its investment in underlying GMO mutual funds.

Implementation was negative, as the underlying GMO mutual funds underperformed their respective benchmarks by approximately 1.1%.

Asset allocation contributed +8.0%. The Fund's overweight to international equities, particularly emerging equities, drove much of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Benchmark-Free Allocation Fund Class III Shares and the CPI Index As of February 28, 2007

$19,000,000
$18,000,000
$17,000,000
$16,000,000
$15,000,000
$14,000,000
$13,000,000
$12,000,000
$11,000,000
$10,000,000
$9,000,000
2003
2004
2005
2006
2007
7/23/03
$9,976,000
$18,630,100
$17,906,360
$11,098,880
GMO Benchmark-Free Allocation Fund
CPI Index
MSCI World Index

	Average Annual Total Returns	
	1 Year	Since Inception
Class III		7/23/03
	8.78%	18.84%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each Performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fees of .24% on the purchase and .24% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	55.81%
Debt Obligations	33.23
Cash and Cash Equivalents	20.15
Short-Term Investments	6.96
Preferred Stocks	3.28
Options Purchased	0.23
Private Equity Securities	0.21
Investment Funds	0.12
Loan Participations	0.11
Loan Assignments	0.08
Rights and Warrants	0.04
Forward Currency Contracts	0.02
Promissory Notes	0.02
Convertible Securities	0.00
Written Options	(0.02)
Reverse Repurchase Agreements	(0.23)
Swaps	(8.60)
Futures	(11.36)
Other	(0.05)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Country / Region Summary**	% of Investments
United States	50.73%
Euro Region***	10.62
Taiwan	8.37
Sweden	7.97
Korea	7.70
Australia	5.58
Brazil	4.94
China	4.52
Mexico	2.95
Russia	2.42
Malaysia	1.86
South Africa	1.59
Thailand	1.33
Philippines	1.20
India	0.93
Poland	0.80
Turkey	0.69
Uruguay	0.56
Israel	0.40
Indonesia	0.27
Venezuela	0.13
Singapore	0.13
Pakistan	0.13
Hong Kong	0.13
Colombia	0.13
Chile	0.13
Argentina	0.13
United Kingdom	(0.80)
Switzerland	(2.79)
Canada	(4.12)
Japan	(8.63)
100.00%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.00%
	Affiliated Issuers — 100.00%
28,675,348	GMO Alpha Only Fund, Class IV	298,510,368
1,845,852	GMO Alternative Asset Opportunity Fund	52,680,617
2,550,464	GMO Emerging Country Debt Fund, Class IV	27,366,474
16,999,235	GMO Emerging Markets Fund, Class VI	350,694,222
6,388,392	GMO Inflation Indexed Plus Bond Fund, Class VI	162,776,234
1,250,926	GMO International Growth Equity Fund, Class IV	39,254,064
1,104,423	GMO International Intrinsic Value Fund, Class IV	38,941,954
1,091,385	GMO International Small Companies Fund, Class III	13,336,722
8,927,275	GMO Strategic Fixed Income Fund, Class VI	225,145,879
4,024,890	GMO U.S. Quality Equity Fund, Class VI	87,702,351
	TOTAL MUTUAL FUNDS (COST $1,200,083,217)	1,296,408,885
	SHORT-TERM INVESTMENTS — 0.00%
31,536	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $31,540 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $32,167.	31,536
	TOTAL SHORT-TERM INVESTMENTS (COST $31,536)	31,536
	TOTAL INVESTMENTS — 100.00% (Cost $1,200,114,753)	1,296,440,421
	Other Assets and Liabilities (net) — 0.00%	(43,972)
	TOTAL NET ASSETS — 100.00%	$1,296,396,449

Notes to Schedule of Investments:

As of February 28, 2007, 37.02% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
3

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $31,536) (Note 2)	$31,536
Investments in affiliated issuers, at value (cost $1,200,083,217) (Notes 2 and 8)	1,296,408,885
Receivable for investments sold	46,849
Receivable for expenses reimbursed by Manager (Note 3)	11,396
Total assets	1,296,498,666
Liabilities:
Payable for Fund shares repurchased	46,941
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	3,513
Accrued expenses	51,763
Total liabilities	102,217
Net assets	$1,296,396,449
Net assets consist of:
Paid-in capital	$1,159,402,967
Distributions in excess of net investment income	(2,817,336)
Accumulated net realized gain	43,485,150
Net unrealized appreciation	96,325,668
$1,296,396,449
Net assets attributable to:
Class III shares	$1,296,396,449
Shares outstanding:
Class III	48,159,967
Net asset value per share:
Class III	$26.92

See accompanying notes to the financial statements.
4

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$36,568,576
Interest	2,258
Total investment income	36,570,834
Expenses:
Custodian, fund accounting agent and transfer agent fees	48,325
Audit and tax fees	26,441
Legal fees	31,634
Chief Compliance Officer (Note 3)	8,507
Trustees fees and related expenses (Note 3)	16,942
Registration fees	1,470
Miscellaneous	8,252
Total expenses	141,571
Fees and expenses reimbursed by Manager (Note 3)	(116,076)
Net expenses	25,495
Net investment income (loss)	36,545,339
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(11,703,771)
Realized gains distributions from affiliated issuers (Note 8)	100,024,064
Net realized gain (loss)	88,320,293
Change in net unrealized appreciation (depreciation) on investments:	(12,988,280)
Net realized and unrealized gain (loss)	75,332,013
Net increase (decrease) in net assets resulting from operations	$111,877,352

See accompanying notes to the financial statements.
5

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$36,545,339	$51,944,865
Net realized gain (loss)	88,320,293	101,378,224
Change in net unrealized appreciation (depreciation)	(12,988,280)	21,287,396
Net increase (decrease) in net assets from operations	111,877,352	174,610,485
Distributions to shareholders from:
Net investment income
Class III	(52,951,501)	(61,779,932)
Net realized gains
Class III	(93,632,773)	(57,743,585)
	(146,584,274)	(119,523,517)
Net share transactions (Note 7):
Class III	123,416,222	84,329,738
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	62,428	109,413
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	123,478,650	84,439,151
Total increase (decrease) in net assets	88,771,728	139,526,119
Net assets:
Beginning of period	1,207,624,721	1,068,098,602
End of period (including distributions in excess of net investment income of $2,817,336 and accumulated undistributed net investment income of $69,541, respectively)	$1,296,396,449	$1,207,624,721

See accompanying notes to the financial statements.
6

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004(a)
Net asset value, beginning of period	$27.76	$26.50	$24.28	$20.00
Income (loss) from investment operations:
Net investment income (loss)(b)	0.80 †	1.26 †	0.98 †	0.61
Net realized and unrealized gain (loss)	1.63	2.93	3.00	4.53
Total from investment operations	2.43	4.19	3.98	5.14
Less distributions to shareholders:
From net investment income	(1.16)	(1.51)	(0.99)	(0.75)
From net realized gains	(2.11)	(1.42)	(0.77)	(0.11)
Total distributions	(3.27)	(2.93)	(1.76)	(0.86)
Net asset value, end of period	$26.92	$27.76	$26.50	$24.28
Total Return(c)	9.31%	16.50%	16.74%	25.92	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,296,396	$1,207,625	$1,068,099	$287,490
Net expenses to average daily net assets(d)(e)	0.00%	0.00%	0.00%	0.00	%*
Net investment income to average daily net assets(b)	2.94%	4.64%	3.92%	5.05	%*
Portfolio turnover rate	45%	47%	50%	24	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.01%	0.01%	0.02%	0.07	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00 (f)	$0.00 (f)	$0.07	$0.13

(a)  Period from July 23, 2003 (commencement of operations) through February 29, 2004.

(b)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(c)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(e)  Net expenses to average daily net assets were less than 0.01%.

(f)  Purchase premiums and redemptions fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
7

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Benchmark-Free Allocation Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks positive total return. The Fund does not seek to control risk relative to a particular securities market index or benchmark. In addition, the Fund does not seek to outperform a particular securities market index or blend of market indices. The Fund is a fund of funds and invests in shares of other GMO Funds ("underlying funds"), which may include the GMO International Equity Funds (including one or more of the GMO Emerging Markets Funds), the GMO U.S. Equity Funds, the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund. The Fund is not restricted in its exposure to any particular asset class, and at times may be substantially invested in underlying funds that primarily invest in a single asset class. In addition, the Fund is not restricted in its exposure to any particular market.

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect).

The Fund currently limits subscriptions due to capacity considerations.

2.   Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally

8

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies or procedures are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 11.40% of net assets.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

9

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $52,995,026 and $66,921,938, respectively, and long-term capital gains – $93,589,248 and $52,601,579, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $3,161,169 and $43,326,085 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to partnership interest tax allocations and losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,205,934,193	$91,638,691	$(1,132,463)	$90,506,228

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Distributions In Excess Of Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$13,519,285	$(13,519,296)	$11

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual

10

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchase and redemption of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares were 0.24% and 0.24%, of the amount invested or redeemed, respectively. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemptions fees, if any, of the underlying funds in which the Fund was invested. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $15,111 and $23,654 in purchase premiums and $47,317 and $85,759 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid,

11

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge a management or shareholder service fee from the Fund, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and expenses indirectly incurred in the underlying funds).

12

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.533%	0.085%	0.025%	0.643%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $11,810 and $8,507, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2007 aggregated $678,951,161 and $565,509,622, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 13.77% of the outstanding shares of the Fund were held by one shareholder. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2007, 1.35% of the Fund's shares were held by seventeen related parties comprised of certain GMO employee accounts, and 97.03% of the Fund's shares were held by accounts for which the Manager has investment discretion.

13

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	230,453	$6,218,922	302,694	$8,228,184
Shares issued to shareholders in reinvestment of distributions	5,166,625	136,960,268	4,145,312	110,385,444
Shares repurchased	(737,840)	(19,762,968)	(1,246,919)	(34,283,890)
Purchase premiums and redemption fees	—	62,428	—	109,413
Net increase (decrease)	4,659,238	$123,478,650	3,201,087	$84,439,151

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class III	$298,647,908	$—	$300,151,569	$—	$—	$—
GMO Alpha Only Fund, Class IV	—	350,108,475	51,250,000	6,242,263	—	298,510,368
GMO Alternative Asset Opportunity Fund	63,883,855	—	15,407,500	—	—	52,680,617
GMO Core Plus Bond Fund, Class IV	42,247,589	10,005,000	51,902,781	—	—	—
GMO Currency Hedged International Bond Fund, Class III	187,264,495	—	184,063,805	—	—	—
GMO Currency Hedged International Equity Fund, Class III	77,687,695	14,626,073	82,772,684	1,010,467	13,615,607	—

14

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$24,640,997	$3,892,226	$—	$2,127,211	$1,765,015	$27,366,474
GMO Emerging Markets Fund, Class VI	305,265,395	75,890,914	7,091,530	8,273,216	67,617,699	350,694,222
GMO Inflation Indexed Bond Fund, Class III	53,126,931	101,788,390	153,669,578	901,949	—	—
GMO Inflation Indexed Plus Bond Fund, Class VI	—	159,990,614	274,110	5,491,778	282,259	162,776,234
GMO International Growth Equity Fund, Class III	33,771,273	1,008,620	30,924,216	—	1,008,620	—
GMO International Growth Equity Fund, Class IV	—	34,596,380	920,777	594,161	3,078,004	39,254,064
GMO International Intrinsic Value Fund, Class IV	34,736,907	3,875,791	2,561,414	637,267	3,238,524	38,941,954
GMO International Small Companies Fund, Class III	23,900,156	9,397,137	15,595,443	546,042	8,851,094	13,336,722
GMO Strategic Fixed Income Fund, Class VI	—	223,301,643	—	9,527,801	—	225,145,879
GMO U.S. Quality Equity Fund, Class IV	62,486,196	12,188,059	71,430,005	892,258	73,795	—
GMO U.S. Quality Equity Fund, Class VI	—	80,787,625	—	324,163	493,447	87,702,351
Totals	$1,207,659,397	$1,081,456,947	$968,015,412	$36,568,576	$100,024,064	$1,296,408,885

15

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Benchmark-Free Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Benchmark-Free Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

16

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.63%	$1,000.00	$1,071.70	$3.24
2) Hypothetical	0.63%	$1,000.00	$1,021.67	$3.16

*  Expenses are calculated using the Class's annualized expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

17

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $93,589,248 from long-term capital gains.

For taxable, non-corporate shareholders, 19.53% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 5.73% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $20,587,008 and $43,525, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

18

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

19

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

20

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO World Opportunities Equity Allocation Fund returned +14.9% for the period ended February 28, 2007, as compared to +15.9% for the MSCI World Index. Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was fully exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting approximately 2.0% with most of the underperformance coming from the GMO U.S. Core Equity, GMO U.S. Quality Equity, GMO International Intrinsic Value, and GMO Emerging Markets Quality Funds, which underperformed their respective benchmarks.

Asset allocation added 1.0%. The Fund's overweight to international equities, particularly emerging market equities, was the driver of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of started period and reflects a transaction fee of .04% on the purchase and .04% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	95.63%
Short-Term Investments	6.00
Preferred Stocks	0.94
Forward Currency Contracts	0.02
Rights and Warrants	0.00
Futures	(0.00)
Other	(2.59)
100.00%
Country / Region Summary**	% of Investments
United States	33.55%
Euro Region***	22.77
Japan	15.14
United Kingdom	11.89
Switzerland	2.64
Australia	2.03
Sweden	1.73
Korea	1.22
Hong Kong	1.12
Singapore	1.12
Taiwan	1.02
China	0.91
Russia	0.81
Brazil	0.71
South Africa	0.61
India	0.51
Mexico	0.41
Norway	0.41
Canada	0.30
Denmark	0.20
Israel	0.20
Malaysia	0.20
Chile	0.10
Indonesia	0.10
Poland	0.10
Thailand	0.10
Turkey	0.10
100.00%

*    The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**    The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.00%
	Affiliated Issuers — 100.00%
8,442,279	GMO Currency Hedged International Equity Fund, Class III	62,894,979
5,784,753	GMO Emerging Markets Quality Fund, Class VI	65,830,487
7,516,364	GMO International Growth Equity Fund, Class IV	235,863,517
6,727,265	GMO International Intrinsic Value Fund, Class IV	237,203,364
10,469	GMO International Small Companies Fund, Class III	127,930
14,726,179	GMO U.S. Core Equity Fund, Class VI	217,211,140
3,818,445	GMO U.S. Quality Equity Fund, Class VI	83,203,919
	TOTAL MUTUAL FUNDS (COST $867,175,184)	902,335,336
	SHORT-TERM INVESTMENTS — 0.00%
24,281	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $24,284 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $24,767	24,281
	TOTAL SHORT-TERM INVESTMENTS (COST $24,281)	24,281
	TOTAL INVESTMENTS — 100.00% (Cost $867,199,465)	902,359,617
	Other Assets and Liabilities (net) — 0.00%	(35,627)
	TOTAL NET ASSETS — 100.0%	$902,323,990

Notes to Schedule of Investments:

As of February 28, 2007, 59.81% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
2

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $24,281) (Note 2)	$24,281
Investments in affiliated issuers, at value (cost $867,175,184) (Notes 2 and 8)	902,335,336
Receivable for Fund shares sold	3,501,003
Receivable for expenses reimbursed by Manager (Note 3)	12,208
Total assets	905,872,828
Liabilities:
Payable for investments purchased	3,501,000
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	3,111
Accrued expenses	44,727
Total liabilities	3,548,838
Net assets	$902,323,990
Net assets consist of:
Paid-in capital	$836,963,297
Accumulated net realized gain	30,200,541
Net unrealized appreciation	35,160,152
$902,323,990
Net assets attributable to:
Class III shares	$902,323,990
Shares outstanding:
Class III	37,214,716
Net asset value per share:
Class III	$24.25

See accompanying notes to the financial statements.
3

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$10,465,786
Interest	50,614
Total investment income	10,516,400
Expenses:
Custodian, fund accounting agent and transfer agent fees	50,533
Audit and tax fees	29,905
Legal fees	13,821
Trustees fees and related expenses (Note 3)	8,213
Registration fees	23,916
Miscellaneous	10,094
Total expenses	136,482
Fees and expenses reimbursed by Manager (Note 3)	(123,032)
Net expenses	13,450
Net investment income (loss)	10,502,950
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	6,399,248
Realized gains distributions from affiliated issuers (Note 8)	55,156,774
Net realized gain (loss)	61,556,022
Change in net unrealized appreciation (depreciation) on investments	18,645,399
Net realized and unrealized gain (loss)	80,201,421
Net increase (decrease) in net assets resulting from operations	$90,704,371

See accompanying notes to the financial statements.
4

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Period from June 16, 2005 (commencement of operations) through February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$10,502,950	$2,779,142
Net realized gain (loss)	61,556,022	6,165,975
Change in net unrealized appreciation (depreciation)	18,645,399	16,514,753
Net increase (decrease) in net assets from operations	90,704,371	25,459,870
Distributions to shareholders from:
Net investment income
Class III	(21,344,408)	(3,995,989)
Net realized gains
Class III	(23,787,413)	(1,675,738)
	(45,131,821)	(5,671,727)
Net share transactions (Note 7):
Class III	449,303,347	387,323,355
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	217,986	118,609
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	449,521,333	387,441,964
Total increase (decrease) in net assets	495,093,883	407,230,107
Net assets:
Beginning of period	407,230,107	—
End of period (including accumulated undistributed net investment income of $0 and $22,190, respectively)	$902,323,990	$407,230,107

See accompanying notes to the financial statements.
5

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28, 2007	Period from June 16, 2005 (commencement of operations) through February 28, 2006
Net asset value, beginning of period	$22.49	$20.00
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.40	0.37
Net realized and unrealized gain (loss)	2.93	2.78
Total from investment operations	3.33	3.15
Less distributions to shareholders:
From net investment income	(0.73)	(0.46)
From net realized gains	(0.84)	(0.20)
Total distributions	(1.57)	(0.66)
Net asset value, end of period	$24.25	$22.49
Total Return(c)	14.94%	15.90	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$902,324	$407,230
Net expenses to average daily net assets(c)(d)	0.00%	0.00	%*
Net investment income to average daily net assets(a)	1.68%	2.42	%*
Portfolio turnover rate	12%	5	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.02

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholders.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  Net expenses to average daily net assets were less than 0.01%.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
6

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO World Opportunities Equity Allocation Fund (the "Fund"), which commenced operations on June 16, 2005, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than the MSCI World Index. The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds) and the GMO U.S. Equity Funds. The Fund may also invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies or procedures are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the

7

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $21,541,099 and $4,442,853, respectively, and long-term capital gains – $23,590,722 and $1,228,874, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $30,955,466 of undistributed long-term capital gains. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sales transactions.

8

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$867,954,390	$40,782,831	$(6,377,604)	$34,405,227

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$10,819,268	$(10,819,268)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares were each 0.04% of the amount invested or redeemed. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the

9

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

underlying funds in which the Fund was invested. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $189,823 and $118,609 in purchase premiums and $28,163 and $0 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

10

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge a management fee or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and expenses indirectly incurred in the underlying funds).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the period ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.464%	0.088%	0.552%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007, was $5,644 and $5,219, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2007 aggregated $542,273,133 and $72,225,580, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that

11

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2007, 14.50% of the outstanding shares of the Fund were held by one shareholder, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of this shareholder may have a material effect on the Fund.

As of February 28, 2007, 10.11% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Period from June 16, 2005 (commencement of operations) through February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	20,252,428	$474,986,993	17,845,201	$381,651,629
Shares issued to shareholders in reinvestment of distributions	1,875,834	45,131,675	263,434	5,671,726
Shares repurchased	(3,022,181)	(70,815,321)	—	—
Purchase premiums and redemption fees	—	217,986	—	118,609
Net increase (decrease)	19,106,081	$449,521,333	18,108,635	$387,441,964

12

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class III	$1,638,184	$—	$1,654,388	$—	$—	$—
GMO Alpha Only Fund, Class IV	—	1,691,404	1,663,087	—	—	—
GMO Currency Hedged International Equity Fund, Class III	34,585,400	40,892,397	4,853,502	500,750	14,016,144	62,894,979
GMO Emerging Markets Quality Fund, Class VI	33,548,336	32,521,872	5,000,000	888,810	2,563,630	65,830,487
GMO International Growth Equity Fund, Class III	102,531,806	34,747,803	133,101,521	—	3,938,169	—
GMO International Growth Equity Fund, Class IV	—	242,322,910	17,339,006	2,842,854	14,727,182	235,863,517
GMO International Intrinsic Value Fund, Class IV	102,528,906	140,252,555	18,143,622	3,055,330	14,956,984	237,203,364
GMO International Small Companies Fund, Class III	679,653	174,407	632,262	7,163	152,696	127,930
GMO U.S. Core Equity Fund, Class VI	97,470,295	131,983,833	17,584,101	2,288,115	4,340,367	217,211,140
GMO U.S. Quality Equity Fund, Class IV	34,260,556	33,798,579	67,316,257	611,945	49,355	—
GMO U.S. Quality Equity Fund, Class VI	—	78,949,538	—	270,819	412,247	83,203,919
Totals	$407,243,136	$737,335,298	$267,287,746	$10,465,786	$55,156,774	$902,335,336

13

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO World Opportunities Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO World Opportunities Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

14

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.55%	$1,000.00	$1,098.80	$2.86
2) Hypothetical	0.55%	$1,000.00	$1,022.07	$2.76

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

15

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $23,590,722 from long-term capital gains.

For taxable, non-corporate shareholders, 50.46% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 16.24% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $9,937,392 and $204,170, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

16

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

17

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

18

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

19

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Strategic Opportunities Allocation Fund returned +13.0% for the period ended February 28, 2007, as compared to +13.2% for the Fund's benchmark, the GMO Strategic Balanced Index (75% MSCI World Index / 25% Lehman Brothers U.S. Aggregate Index) for the same period. Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was exposed to global equity and fixed income securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting 0.5%. The primary drivers of the underperformance were negative relative returns from the GMO U.S. Core Equity, GMO U.S. Quality Equity, GMO International Intrinsic Value, and GMO Emerging Markets Quality Funds.

Asset allocation added 0.3%. The Fund's overweight to international equities, particularly emerging market equities, and the GMO Core Plus and Strategic Fixed Income Funds were the drivers of the outperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Strategic Opportunities Allocation Fund Class III Shares (Formerly the GMO Strategic Balanced Allocation Fund) and the GMO Strategic Balanced Index As of February 28, 2007

$14,000,000
$13,500,000
$13,000,000
$12,500,000
$12,000,000
$11,500,000
$11,000,000
$10,500,000
$10,000,000
$9,500,000
2005
2006
2007
5/31/05
$9,995,000
$13,439,590
$12,914,740
$12,691,060
GMO Strategic Opportunities Allocation Fund
GMO Strategic Balanced Index*
MSCI World Index

	Average Annual Total Returns	
	1 Year	Since Inception
		5/31/05
Class III	12.87%	15.74%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .05% on the purchase and .05% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  The GMO Strategic Balanced Index is a composite benchmark, computed by GMO and comprised 75% MSCI World Index and 25% Lehman Brothers U.S. Aggregate Index.

GMO Strategic Opportunities Allocation Fund

(formerly Strategic Balanced Allocation Fund)
(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	62.19%
Debt Obligations	32.26
Short-Term Investments	5.84
Preferred Stocks	0.96
Swaps	0.31
Options Purchased	0.22
Forward Currency Contracts	0.12
Loan Participations	0.05
Loan Assignments	0.04
Promissory Notes	0.01
Rights and Warrants	0.01
Written Options	(0.03)
Reverse Repurchase Agreements	(0.10)
Futures	(0.11)
Other	(1.77)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO Strategic Opportunities Allocation Fund

(formerly Strategic Balanced Allocation Fund)
(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Country / Region Summary**	% of Investments
United States	45.67%
Euro Region***	23.01
Sweden	8.01
United Kingdom	6.69
Australia	6.19
Japan	1.93
Korea	1.62
Russia	1.40
Taiwan	1.32
Brazil	1.25
China	1.12
Mexico	0.85
Hong Kong	0.81
Singapore	0.81
South Africa	0.81
India	0.71
Turkey	0.34
Malaysia	0.30
Norway	0.30
Uruguay	0.22
Israel	0.20
Poland	0.20
Argentina	0.10
Chile	0.10
Denmark	0.10
Hungary	0.10
Indonesia	0.10
Philippines	0.10
Thailand	0.10
Switzerland	(1.01)
Canada	(3.45)
100.00%

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

2

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.00%
	Affiliated Issuers — 100.00%
5,352,205	GMO Core Plus Bond Fund, Class IV	56,198,149
162,539	GMO Emerging Country Debt Fund, Class IV	1,744,041
4,306,972	GMO Emerging Markets Quality Fund, Class VI	49,013,342
2,940,424	GMO Inflation Indexed Plus Bond Fund, Class VI	74,922,001
426,979	GMO International Bond Fund, Class III	4,154,505
3,300,013	GMO International Growth Equity Fund, Class IV	103,554,411
2,978,321	GMO International Intrinsic Value Fund, Class IV	105,015,610
57,338	GMO International Small Companies Fund, Class III	700,667
1,794,526	GMO Strategic Fixed Income Fund, Class VI	45,257,955
2,871,350	GMO U.S. Core Equity Fund, Class VI	42,352,407
2,132,321	GMO U.S. Quality Equity Fund, Class VI	46,463,280
	TOTAL MUTUAL FUNDS (COST $496,596,396)	529,376,368
	SHORT-TERM INVESTMENTS — 0.01%
35,465	Citigroup Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $35,470 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $36,175.	35,465
	TOTAL SHORT-TERM INVESTMENTS (COST $35,465)	35,465
	TOTAL INVESTMENTS — 100.01% (Cost $496,631,861)	529,411,833
	Other Assets and Liabilities (net) — (0.01%)	(37,417)
	TOTAL NET ASSETS — 100.00%	$529,374,416

Notes to Schedule of Investments:

As of February 28, 2007, 42.65% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
3

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $35,465) (Note 2)	$35,465
Investments in affiliated issuers, at value (cost $496,596,396) (Notes 2 and 8)	529,376,368
Receivable for investments sold	92,027
Receivable for expenses reimbursed by Manager (Note 3)	7,840
Total assets	529,511,700
Liabilities:
Payable for Fund shares repurchased	92,027
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	1,757
Accrued expenses	43,500
Total liabilities	137,284
Net assets	$529,374,416
Net assets consist of:
Paid-in capital	$484,733,097
Accumulated undistributed net investment income	9,920
Accumulated net realized gain	11,851,427
Net unrealized appreciation	32,779,972
$529,374,416
Net assets attributable to:
Class III shares	$529,374,416
Shares outstanding:
Class III	22,329,043
Net asset value per share:
Class III	$23.71

See accompanying notes to the financial statements.
4

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$13,171,972
Interest	16,789
Total investment income	13,188,761
Expenses:
Custodian, fund accounting agent and transfer agent fees	52,059
Audit and tax fees	29,877
Legal fees	7,681
Trustees fees and related expenses (Note 3)	5,904
Registration fees	7,788
Miscellaneous	6,136
Total expenses	109,445
Fees and expenses reimbursed by Manager (Note 3)	(100,110)
Net expenses	9,335
Net investment income (loss)	13,179,426
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	542,490
Realized gains distributions from affiliated issuers (Note 8)	22,608,475
Net realized gain (loss)	23,150,965
Change in net unrealized appreciation (depreciation) on investments	19,527,296
Net realized and unrealized gain (loss)	42,678,261
Net increase (decrease) in net assets resulting from operations	$55,857,687

See accompanying notes to the financial statements.
5

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Period from May 31, 2005 (commencement of operations) through February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$13,179,426	$4,730,747
Net realized gain (loss)	23,150,965	5,787,736
Change in net unrealized appreciation (depreciation)	19,527,296	13,252,676
Net increase (decrease) in net assets from operations	55,857,687	23,771,159
Distributions to shareholders from:
Net investment income
Class III	(18,854,874)	(6,503,776)
Net realized gains
Class III	(12,242,706)	(316,251)
	(31,097,580)	(6,820,027)
Net share transactions (Note 7):
Class III	137,932,946	349,524,197
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	59,034	147,000
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	137,991,980	349,671,197
Total increase (decrease) in net assets	162,752,087	366,622,329
Net assets:
Beginning of period	366,622,329	—
End of period (including accumulated undistributed net investment income of $9,920 and $41,901, respectively)	$529,374,416	$366,622,329

See accompanying notes to the financial statements.
6

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)
Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28, 2007	Period from May 31, 2005 (commencement of operations) through February 28, 2006
Net asset value, beginning of period	$22.37	$20.00
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.69	0.52
Net realized and unrealized gain (loss)	2.17	2.34
Total from investment operations	2.86	2.86
Less distributions to shareholders:
From net investment income	(0.90)	(0.47)
From net realized gains	(0.62)	(0.02)
Total distributions	(1.52)	(0.49)
Net asset value, end of period	$23.71	$22.37
Total Return(b)	12.98%	14.42	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$529,374	$366,622
Net expenses to average daily net assets(c)(d)	0.00%	0.00	%*
Net investment income to average daily net assets(a)	2.98%	3.22	%*
Portfolio turnover rate	23%	10	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.06	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00 (e)	$0.02

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investments in the underlying funds (See Note 3).

(d)  Net expenses to average daily net assets were less than 0.01%.

(e)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
7

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)
Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Strategic Opportunities Allocation Fund (formerly GMO Strategic Balanced Allocation Fund) (the "Fund"), which commenced operations on May 31, 2005, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than the GMO Strategic Balanced Index. The GMO Strategic Balanced Index is a composite index computed by GMO consisting of: (i) the MSCI World Index and (ii) the Lehman Brothers U.S. Aggregate Index in the following proportions: 75% (MSCI World Index) and 25% (Lehman Brothers U.S. Aggregate Index). The Fund is a fund of funds and invests in shares of other GMO Funds ("underlying funds"), which may include the GMO U.S. Equity Funds, the GMO International Equity Funds (including one or more of the GMO Emerging Markets Funds), the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund.

The financial statements of the underlying funds in which the Fund invests should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. For other assets, and in cases

8

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 28, 2007

where market prices are not readily available or the Manager believes established valuation methodologies or procedures are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 10.66% of net assets.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

9

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 28, 2007

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $20,019,094 and $6,503,776, respectively, and long-term capital gains – $11,078,486 and $316,251, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $9,920 and $12,109,184 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$493,304,500	$36,303,607	$(196,274)	$36,107,333

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to subscription in-kind transactions and differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$5,643,467	$(3,616,420)	$(2,027,047)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

10

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 28, 2007

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares were each 0.05% of the amount invested or redeemed. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund was invested. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $57,043 and $143,850 in purchase premiums and $1,991 and $3,150 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and

11

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 28, 2007

U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among the designated underlying funds. The Manager does not directly charge a management fee or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and expenses indirectly incurred in the underlying funds).

12

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 28, 2007

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.404%	0.086%	0.012%	0.502%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $4,038 and $3,417, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2007 aggregated $244,208,537 and $101,482,980, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2007, 42.03% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's shares outstanding. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 99.92% of the Fund's shares were held by accounts for which the Manager has investment discretion.

13

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 28, 2007

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Period from May 31, 2005 (commencement of operations) through February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	5,179,484	$120,067,340	17,293,712	$369,830,731
Shares issued to shareholders in reinvestment of distributions	1,296,097	30,296,691	295,550	6,375,003
Shares repurchased	(532,650)	(12,431,085)	(1,203,150)	(26,681,537)
Purchase premiums and redemption fees	—	59,034	—	147,000
Net increase (decrease)	5,942,931	$137,991,980	16,386,112	$349,671,197

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Core Plus Bond Fund, Class IV	$57,865,320	$17,657,219	$20,000,000	$2,736,719	$—	$56,198,149
GMO Currency Hedged International Bond Fund, Class III	9,229,127	—	9,116,081	—	—	—
GMO Currency Hedged International Equity Fund, Class III	1,005,543	189,357	1,071,366	13,082	176,275	—
GMO Domestic Bond, Fund Class VI	7,382,206	3,759	7,318,303	3,759	—	—
GMO Emerging Country Debt Fund, Class IV	1,084,598	730,123	—	130,450	99,673	1,744,041
GMO Emerging Markets Quality Fund, Class VI	33,857,607	11,685,337	420,000	741,022	2,194,315	49,013,342

14

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 28, 2007

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Inflation Indexed Bond Fund, Class III	10,255,231	17,321,786	27,331,554	160,420	—	—
GMO Inflation Indexed Plus Bond Fund, Class VI	—	73,905,624	—	2,329,626	119,735	74,922,001
GMO International Bond Fund, Class III	11,890,420	785,559	8,654,027	672,771	112,789	4,154,505
GMO International Growth Equity Fund, Class III	83,734,942	2,899,835	83,348,279	—	2,199,835	—
GMO International Growth Equity Fund, Class IV	—	96,547,087	1,000,000	1,521,330	7,881,134	103,554,411
GMO International Intrinsic Value Fund, Class IV	83,292,632	27,501,418	13,219,105	1,627,430	8,048,714	105,015,610
GMO International Small Companies Fund, Class III	1,187,543	506,476	756,944	29,722	476,752	700,667
GMO Strategic Fixed Income Fund, Class VI	—	45,052,276	—	1,972,080	—	45,257,955
GMO U.S. Core Equity Fund, Class VI	34,538,207	8,069,417	1,020,000	588,319	981,098	42,352,407
GMO U.S. Quality Equity Fund, Class IV	31,257,649	11,461,181	41,325,629	460,183	36,453	—
GMO U.S. Quality Equity Fund, Class VI	—	42,990,390	—	185,059	281,702	46,463,280
Totals	$366,581,025	$357,306,844	$214,581,288	$13,171,972	$22,608,475	$529,376,368

15

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Strategic Opportunities Allocation Fund (formerly GMO Strategic Balanced Allocation Fund)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Strategic Opportunities Allocation Fund (formerly GMO Strategic Balanced Allocation Fund) (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

16

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)
Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.49%	$1,000.00	$1,078.50	$2.53
2) Hypothetical	0.49%	$1,000.00	$1,022.36	$2.46

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

17

GMO Strategic Opportunities Allocation Fund

(formerly GMO Strategic Balanced Allocation Fund)
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $11,078,486 from long-term capital gains.

For taxable, non-corporate shareholders, 26.61% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 6.67% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended February 28, 2007, $8,706,329 and $1,164,220, respectively, or if determined to be different, the qualified interest income and qualified short-term capital gains of such year.

18

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

19

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

20

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

GMO Alpha Only Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The Class III shares of the GMO Alpha Only Fund returned +2.6% for the fiscal year ended February 28, 2007, as compared to +4.9% for the Citigroup 3-Month Treasury Bill Index. Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was exposed to global equity securities through its investment in underlying GMO mutual funds.

Implementation was negative, as the underlying GMO mutual funds underperformed their respective benchmarks by 2.3%.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Alpha Only Fund Class III Shares and the Citigroup 3-Month Treasury Bill Index As of February 28, 2007

$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2/28/97
$9,991,000
$16,445,810
$14,341,010
GMO Alpha Only Fund
Citigroup 3-Month Treasury Bill Index

Average Annual Total Returns				
	1 Year	5 Year	10 Year	Since Inception
Class III	2.45%	4.21%	5.11%	n/a
Class IV	n/a	n/a	n/a	**3/2/06** 2.54%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .09% on the purchase and .09% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Performance for Class IV will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Cash and Cash Equivalents	87.51%
Common Stocks	83.90
Short-Term Investments	12.98
Preferred Stocks	1.41
Private Equity Securities	0.07
Investment Funds	0.04
Debt Obligations	0.02
Rights and Warrants	0.01
Convertible Securities	0.00
Forward Currency Contracts	0.00
Written Options	(0.00)
Swaps	(38.87)
Futures	(48.83)
Other	1.76
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds"). Swaps and futures concentrations assume the notional value of the respective contracts.

1

GMO Alpha Only Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 88.25%
	United States — 88.25%
	Affiliated Issuers
9,444,676	GMO Emerging Markets Fund, Class VI	194,843,664
12,681,092	GMO International Growth Equity Fund, Class IV	397,932,659
11,329,789	GMO International Intrinsic Value Fund, Class IV	399,488,346
28,547,857	GMO U.S. Core Equity Fund, Class VI	421,080,896
10,480,597	GMO U.S. Quality Equity Fund, Class VI	228,372,215
		1,641,717,780
	TOTAL MUTUAL FUNDS (COST $1,555,842,801)	1,641,717,780
	SHORT-TERM INVESTMENTS — 8.25%
61,300,000	ING Bank Time Deposit, 5.34%, due 03/01/07	61,300,000
92,200,000	Societe Generale Time Deposit, 5.33%, due 03/01/07	92,200,000
	TOTAL SHORT-TERM INVESTMENTS (COST $153,500,000)	153,500,000
	TOTAL INVESTMENTS — 96.50% (Cost $1,709,342,801)	1,795,217,780
	Other Assets and Liabilities (net) — 3.50%	65,200,828
	TOTAL NET ASSETS — 100.00%	$1,860,418,608

See accompanying notes to the financial statements.
2

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys
5/25/07	AUD	1,439,000	$1,131,191	$16,793
5/25/07	CHF	1,620,000	1,339,160	31,743
5/25/07	EUR	2,857,000	3,794,250	65,485
5/25/07	GBP	1,276,000	2,505,648	20,281
5/25/07	JPY	245,336,000	2,095,096	51,109
			$10,865,345	$185,411
Sales
5/25/07	AUD	13,055,987	$10,263,246	$(32,718)
5/25/07	CHF	15,685,061	12,965,925	(184,378)
5/25/07	DKK	8,652,400	1,541,515	(10,152)
5/25/07	EUR	45,282,292	60,137,329	(373,385)
5/25/07	GBP	21,044,307	41,324,159	(129,417)
5/25/07	HKD	25,314,922	3,248,601	2,137
5/25/07	JPY	4,627,931,359	39,521,143	(457,576)
5/25/07	NOK	10,683,985	1,746,782	(4,001)
5/25/07	NZD	451,989	315,404	(2,438)
5/25/07	SEK	32,720,638	4,700,843	(15,431)
5/25/07	SGD	2,718,188	1,785,932	(6,384)
			$177,550,879	$(1,213,743)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
271	CAC 40	March 2007	$19,801,637	$542,526
67	DAX	March 2007	14,957,693	(436,117)
384	FTSE 100	March 2007	46,445,705	203,193

See accompanying notes to the financial statements.
3

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Futures Contracts — continued

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
28	HANG SENG	March 2007	$3,495,789	$184,848
43	IBEX 35	March 2007	8,109,681	352,468
303	OMXS 30	March 2007	5,018,988	261,556
376	Russell 2000	March 2007	149,403,600	834,921
1,692	S&P 500	March 2007	595,964,700	7,692,169
28	S&P/MIB	March 2007	7,653,462	(15,243)
98	SPI 200	March 2007	11,199,920	(428,000)
314	TOPIX	March 2007	46,313,740	(3,552,402)
			$908,364,915	$5,639,919

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
723,106,130	USD	6/15/2007	Deutsche Bank	MSCI EAFE	3 month
				Equity Index	LIBOR - 0.28%	$(9,184,789)
				Premiums to (Pay) Receive	$—	$(9,184,789)

As of February 28, 2007, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

As of February 28, 2007, 47.43% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

Currency Abbreviations:

AUD - Australian Dollar CHF - Swiss Franc DKK - Danish Krone EUR - Euro GBP - British Pound HKD - Hong Kong Dollar	JPY - Japanese Yen NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona SGD - Singapore Dollar USD - United States Dollar

See accompanying notes to the financial statements.
4

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $153,500,000) (Note 2)	$153,500,000
Investments in affiliated issuers, at value (cost $1,555,842,801) (Notes 2 and 8)	1,641,717,780
Cash	37,132
Foreign currency, at value (cost $687) (Note 2)	687
Interest receivable	7,038
Unrealized appreciation on open forward currency contracts (Note 2)	187,548
Receivable for collateral on open futures contracts (Note 2)	42,160,000
Receivable for collateral on open swap contracts (Note 2)	36,792,228
Receivable for expenses reimbursed by Manager (Note 3)	756,957
Total assets	1,875,159,370
Liabilities:
Payable to affiliate for (Note 3):
Management fee	712,556
Shareholder service fee	147,815
Trustees and Chief Compliance Officer of GMO Trust fees	5,510
Unrealized depreciation on open forward currency contracts (Note 2)	1,215,880
Payable for open swap contracts (Note 2)	9,184,789
Payable for variation margin on open futures contracts (Note 2)	3,338,077
Accrued expenses	136,135
Total liabilities	14,740,762
Net assets	$1,860,418,608
Net assets consist of:
Paid-in capital	$1,859,201,833
Distributions in excess of net investment income	(393,793)
Accumulated net realized loss	(79,691,210)
Net unrealized appreciation	81,301,778
$1,860,418,608
Net assets attributable to:
Class III shares	$166,625,665
Class IV shares	$1,693,792,943
Shares outstanding:
Class III	15,992,972
Class IV	162,645,121
Net asset value per share:
Class III	$10.42
Class IV	$10.41

See accompanying notes to the financial statements.
5

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$27,768,847
Interest	7,626,274
Total investment income	35,395,121
Expenses:
Management fee (Note 3)	8,806,402
Shareholder service fee – Class III (Note 3)	276,785
Shareholder service fee – Class IV (Note 3)	1,576,757
Custodian and fund accounting agent fees	217,096
Transfer agent fees	42,384
Audit and tax fees	58,286
Legal fees	69,499
Trustees fees and related expenses (Note 3)	27,200
Registration fees	23,528
Miscellaneous	24,149
Total expenses	11,122,086
Fees and expenses reimbursed by Manager (Note 3)	(365,716)
Indirectly incurred fees waived or borne by Manager (Note 3)	(7,620,668)
Shareholder service fee waived (Note 3)	(1,314,484)
Net expenses	1,821,218
Net investment income (loss)	33,573,903
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(7,256)
Investments in affiliated issuers	44,437,835
Realized gains distributions from affiliated issuers (Note 8)	131,488,617
Closed futures contracts	(66,714,467)
Closed swap contracts	(106,850,395)
Foreign currency, forward contracts and foreign currency related transactions	(34,127,903)
Net realized gain (loss)	(31,773,569)
Change in net unrealized appreciation (depreciation) on:
Investments	9,324,188
Open futures contracts	39,748,446
Open swap contracts	(9,184,789)
Foreign currency, forward contracts and foreign currency related transactions	4,723,175
Net unrealized gain (loss)	44,611,020
Net realized and unrealized gain (loss)	12,837,451
Net increase (decrease) in net assets resulting from operations	$46,411,354

See accompanying notes to the financial statements.
6

GMO Alpha Only Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$33,573,903	$12,344,808
Net realized gain (loss)	(31,773,569)	2,453,870
Change in net unrealized appreciation (depreciation)	44,611,020	17,664,015
Net increase (decrease) in net assets from operations	46,411,354	32,462,693
Distributions to shareholders from:
Net investment income
Class III	(3,116,898)	(44,049,884)
Class IV	(35,538,281)	—
Total distributions from net investment income	(38,655,179)	(44,049,884)
Net share transactions (Note 7):
Class III	(1,295,354,534)	1,290,587,348
Class IV	1,687,179,844	—
Increase (decrease) in net assets resulting from net share transactions	391,825,310	1,290,587,348
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	121,944	1,673,529
Class IV	553,818	—
Increase in net assets resulting from purchase premiums and redemption fees	675,762	1,673,529
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	392,501,072	1,292,260,877
Total increase (decrease) in net assets	400,257,247	1,280,673,686
Net assets:
Beginning of period	1,460,161,361	179,487,675
End of period (including distributions in excess of net investment income of $393,793 and accumulated undistributed net investment income of $12,822,573, respectively)	$1,860,418,608	$1,460,161,361

See accompanying notes to the financial statements.
7

GMO Alpha Only Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$10.36	$10.26	$9.99	$9.63	$9.23
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.17	0.16	0.19	0.17	0.20
Net realized and unrealized gain (loss)	0.10	0.31	0.08	0.19	0.49
Total from investment operations	0.27	0.47	0.27	0.36	0.69
Less distributions to shareholders:
From net investment income	(0.21)	(0.37)	—	—	(0.29)
Total distributions	(0.21)	(0.37)	—	—	(0.29)
Net asset value, end of period	$10.42	$10.36	$10.26	$9.99	$9.63
Total Return(b)	2.64%	4.63%	2.70%	3.74%	7.61%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$166,626	$1,460,161	$179,488	$74,841	$26,329
Net expenses to average daily net assets(c)	0.15%	0.10%	0.18%	0.26%	0.64%
Net investment income to average daily net assets(a)	1.66%	1.52%	1.94%	1.72%	2.06%
Portfolio turnover rate	22%	40%	19%	11%	111%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.53%	0.59%	0.62%	0.72%	0.94%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01	$0.02	$0.01	$0.01	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
8

GMO Alpha Only Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout the period)

	Period from March 2, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$10.37
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.20
Net realized and unrealized gain (loss)	0.06
Total from investment operations	0.26
Less distributions to shareholders:
From net investment income	(0.22)
Total distributions	(0.22)
Net asset value, end of period	$10.41
Total Return(b)	2.54	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,693,793
Net expenses to average daily net assets(c)	0.10	%*
Net investment income to average daily net assets(a)	1.93	%*
Portfolio turnover rate	22	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.53	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(d)

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total return would have been lower had certain expenses not been reimbursed and/or waived during the period shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

(d)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

††  Calculation represents porfolio turnover of the Fund for the year ended February 28, 2007.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
9

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Alpha Only Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks to outperform the Citigroup 3-Month Treasury Bill Index. The Fund invests primarily in shares of the GMO U.S. Equity Funds and the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds). The Fund also may invest in shares of GMO Emerging Country Debt Fund ("ECDF"). In addition, the Fund may invest directly in securities of the type in which the underlying funds invest. The Fund invests in sub-asset classes that it expects to outperform the relevant broader asset class, and seeks to hedge some or all of the expected return (and foreign currency exposure) of the broader asset class. To the extent that the Fund's hedges are effective, the performance of the Fund's portfolio is expected to have a low correlation to the performance of the broader global asset classes in which the Fund invests. Instead, the Fund is expected to produce returns more like a short-term fixed income fund, with variation in return (alpha) resulting from aggregate outperformance or underperformance of the sub-asset classes in which the Fund invests relative to the relevant broader asset classes.

As of February 28, 2007, the Fund had two classes of shares outstanding: Class III and Class IV. Class IV shares commenced operations on March 2, 2006. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

10

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies or procedures are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement

11

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

12

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the

13

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $38,655,179 and $44,049,884, respectively.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $6,598,186, $2,024,420, $23,713,990 and $38,646,828 expiring in 2012, 2013, 2014 and 2015, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2007, the Fund elected to defer to March 1, 2007 post-October currency losses of $1,407,725.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,709,538,740	$90,485,330	$(4,806,290)	$85,679,040

14

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and differing treatment of mutual fund distributions received. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$(8,135,090)	$8,665,874	$(530,784)

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares were each 0.09% of the amount invested or redeemed. The redemption fee is only applicable to shares acquired on or after June 30, 2003. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund invests and the estimated transaction costs of investing directly in securities. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e. changes in the percentage of Fund assets allocated to each underlying fund and direct investments). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary

15

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $501,997 and $1,425,013 in purchase premiums and $173,765 and $248,516 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.50% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee

16

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares and 0.10% for Class IV shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares and 0.10% for Class IV shares; provided, however, that the amount of this waiver will not exceed the respective Class' shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, "Excluded Fund Fees and Expenses")) exceed 0.50% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in underlying funds (excluding these Funds' Excluded Fund Fees and Expenses and, in the case of ECDF, excluding ECDF's fees and expenses of the independent trustees of the Trust, fees for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's CCO (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds 0.50% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.50% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.447%	0.075%	0.522%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $20,697 and $12,236, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

17

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

4.  Purchase and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2007 aggregated $608,402,464 and $346,168,000, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 82.63% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Two of the shareholders are other funds of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 1.03% of the Fund's shares were held by seven related parties comprised of certain GMO employee accounts, and 98.81% of the Fund's shares were held by accounts for which the Manager has investment discretion.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	11,398,240	$118,203,482	157,546,087	$1,649,310,656
Shares issued to shareholders in reinvestment of distributions	233,076	2,410,625	4,211,361	43,039,715
Shares repurchased	(136,539,471)	(1,415,968,641)	(38,346,631)	(401,763,023)
Purchase premiums and redemption fees	—	121,944	—	1,673,529
Net increase (decrease)	(124,908,155)	$(1,295,232,590)	123,410,817	$1,292,260,877

18

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

	Period from March 2, 2006 (commencement of operations) through February 28, 2007
Class IV:	Shares	Amount
Shares sold	177,462,267	$1,840,405,225
Shares issued to shareholders in reinvestment of distributions	3,436,637	35,538,033
Shares repurchased	(18,253,783)	(188,763,414)
Purchase premiums and redemption fees	—	553,818
Net increase (decrease)	162,645,121	$1,687,733,662

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund, Class III	$159,688,267	$—	$141,185,611	$—	$—	$—
GMO Emerging Markets Fund, Class VI	—	244,021,552	52,955,000	4,851,887	41,302,053	194,843,664
GMO International Growth Equity Fund, Class III	319,319,726	92,538,619	397,215,590	—	11,364,619	—
GMO International Growth Equity Fund, Class IV	—	435,908,006	70,377,000	6,099,651	31,598,765	397,932,659
GMO International Intrinsic Value Fund, Class III	319,360,923	—	294,994,568	—	—	—
GMO International Intrinsic Value Fund, Class IV	—	446,810,956	101,165,000	6,775,079	35,102,309	399,488,346
GMO U.S. Core Equity Fund, Class III	342,268,774	—	335,256,491	—	—	—

19

GMO Alpha Only Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Core Equity Fund, Class VI	$—	$472,685,411	$68,045,000	$6,381,143	$10,446,777	$421,080,896
GMO U.S. Quality Equity Fund, Class III	185,084,052	—	176,754,887	—	—	—
GMO U.S. Quality Equity Fund, Class IV	—	237,750,026	238,981,567	2,716,269	235,870	—
GMO U.S. Quality Equity Fund, Class VI	—	213,250,609	3,800,000	944,818	1,438,224	228,372,215
Totals	$1,325,721,742	$2,142,965,179	$1,880,730,714	$27,768,847	$131,488,617	$1,641,717,780

20

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Alpha Only Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Alpha Only Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

21

GMO Alpha Only Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.67%	$1,000.00	$1,018.30	$3.35
2) Hypothetical	0.67%	$1,000.00	$1,021.47	$3.36
Class IV
1) Actual	0.62%	$1,000.00	$1,017.30	$3.10
2) Hypothetical	0.62%	$1,000.00	$1,021.92	$3.11

*  Expenses are calculated using each Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

22

GMO Alpha Only Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

For taxable, non-corporate shareholders, 70.15% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 27.99% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $458,336 or if determined to be different, the qualified interest income of such year.

23

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

24

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

25

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

26

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

27

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since its inception on March 1, 2006, the GMO Short-Duration Collateral Share Fund returned +5.5% for the fiscal year ended February 28, 2007, compared to +5.4% for the JPMorgan U.S. 3 Month Cash Index.

The Fund was even with the benchmark for the time period. At fiscal year-end, approximately 94% of the Fund was indirectly invested in triple-A rated asset-backed securities, 5% in U.S. Treasury notes and cash, 1% in U.S. Government-backed bonds and less than 1% in non-AAA asset-backed securities.

The asset-backed holdings included issues backed by consumer receivables such as residential mortgages, credit card, and auto loans, as well as commercial/corporate mortgages and receivables. The Fund's exposure to its cash assets is achieved both directly and indirectly through its investment in the GMO Short-Duration Collateral Fund.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO Short-Duration Collateral Share Fund and the JPMorgan U.S. 3 Month Cash Index As of February 28, 2007

$10,600,000
$10,500,000
$10,400,000
$10,300,000
$10,200,000
$10,100,000
$10,000,000
$9,900,000
2006
2007
Average Annual Total Returns
Since Inception
Class III*
3/1/06
5.54%
$10,554,000
$10,542,030
3/1/06
$10,000,000
GMO Short-Duration Collateral Share Fund
JPMorgan U.S. 3 Month Cash Index

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  Class III performance information represents Class VI performance from March 1, 2006 to December 27, 2006 and class III performance thereafter.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	95.28%
Short-Term Investments	5.80
Swaps	0.13
Forward Currency Contracts	0.00
Futures	(0.01)
Other	(1.20)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in GMO Short-Duration Collateral Fund.

1

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)
Investments Concentration Summary — (Continued)
February 28, 2007 (Unaudited)

Industry Sector Summary**	% of Debt Obligations
Residential Asset-Backed Securities (United States)	23.80%
Credit Cards	17.02
CMBS	7.54
Residential Mortgage-Backed Securities (European)	6.87
Auto Financing	6.86
Student Loans	6.50
Business Loans	4.56
Residential Mortgage-Backed Securities (Australian)	4.39
Insured Auto Financing	3.66
Investment Grade Corporate Collateralized Debt Obligations	3.12
Collateralized Loan Obligations	2.06
CMBS Collateralized Debt Obligations	1.88
Other	1.63
Insured Residential Mortgage-Backed Securities (United States)	1.30
U.S. Government Agency	1.12
Rate Reduction Bonds	1.04
Insured High Yield Collateralized Debt Obligations	0.98
Trade Receivable	0.94
Insurance Premiums	0.83
Insured Credit Cards	0.73
Equipment Leases	0.48
Airlines	0.46
Insured Time Share	0.45
Corporate Debt	0.35
Emerging Markets Collateralized Debt Obligations	0.25
ABS Collateralized Debt Obligations	0.24
Insured Business Loans	0.20
Insured Transportation	0.17
Insured Residential Asset-Backed Securities (European)	0.16
Insured Residential Asset-Backed Securities (United States)	0.16
Residential Mortgage-Backed Securities (United States)	0.16
U.S. Government & Agencies	0.05
High Yield Collateralized Debt Obligations	0.03
Insured Collateralized Loan Obligations	0.01
100.0%

**  The table above incorporates aggregate industry sector exposure associated with investments in GMO Short-Duration Collateral Fund.

2

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.11%
	Affiliated Issuers — 100.11%
1,582,512	GMO Short-Duration Collateral Fund	40,607,270
	TOTAL MUTUAL FUNDS (COST $40,386,376)	40,607,270
	TOTAL INVESTMENTS — 100.11% (Cost $40,386,376)	40,607,270
	Other Assets and Liabilities (net) — (0.11%)	(44,388)
	TOTAL NET ASSETS — 100.00%	$40,562,882

See accompanying notes to the financial statements.
3

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in affiliated issuers, at value (cost $40,386,376) (Notes 2 and 8)	$40,607,270
Cash	3,625
Receivable for expenses reimbursed by Manager (Note 3)	2,212
Total assets	40,613,107
Liabilities:
Payable to affiliate for (Note 3):
Management fee	1,025
Shareholder service fee	1,457
Trustees and Chief Compliance Officer of GMO Trust fees	571
Accrued expenses	47,172
Total liabilities	50,225
Net assets	$40,562,882
Net assets consist of:
Paid-in capital	$44,335,169
Accumulated net realized loss	(3,993,181)
Net unrealized appreciation	220,894
$40,562,882
Net assets attributable to:
Class III shares	$40,562,882
Shares outstanding:
Class III	1,619,295
Net asset value per share:
Class III	$25.05

4

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Operations — Period from March 1, 2006 (commencement of operations)
through February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$29,255,907
Interest	2,411
Total investment income	29,258,318
Expenses:
Management fee (Note 3)	230,123
Shareholder service fee – Class III (Note 3)	672
Shareholder service fee – Class VI (Note 3)	252,888
Custodian, fund accounting agent and transfer agent fees	36,589
Audit and tax fees	22,749
Legal fees	11,917
Trustees fees and related expenses (Note 3)	7,297
Registration fees	30,849
Miscellaneous	6,809
Total expenses	599,893
Fees and expenses reimbursed by Manager (Note 3)	(106,301)
Net expenses	493,592
Net investment income (loss)	28,764,726
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(3,989,905)
Change in net unrealized appreciation (depreciation) on investments	220,894
Net realized and unrealized gain (loss)	(3,769,011)
Net increase (decrease) in net assets resulting from operations	$24,995,715

See accompanying notes to the financial statements.
5

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from March 1, 2006 (commencement of operations) through February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$28,764,726
Net realized gain (loss)	(3,989,905)
Change in net unrealized appreciation (depreciation)	220,894
Net increase (decrease) in net assets from operations	24,995,715
Distributions to shareholders from:
Net investment income
Class VI	(28,768,002)
Return of capital
Class VI	(36,666)
(28,804,668)
Net share transactions (Note 7):
Class III	40,536,328
Class VI	3,835,507
Increase (decrease) in net assets resulting from net share transactions	44,371,835
Total increase (decrease) in net assets	40,562,882
Net assets:
Beginning of period	—
End of period	$40,562,882

See accompanying notes to the financial statements.
6

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)

	Period from December 28, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$24.82
Income (loss) from investment operations:
Net investment income (loss)†	(0.01	)(a)
Net realized and unrealized gain (loss)	0.24
Total from investment operations	0.23
Net asset value, end of period	$25.05
Total Return(b)	0.93	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$40,563
Net expenses to average daily net assets	0.21	%*
Net investment income (loss) to average daily net assets	(0.21	)%*
Portfolio turnover rate	125	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by GMO Short-Duration Collateral Fund.

(b)  The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover of the Fund for the period from March 1, 2006 (commencement of operations) through February 28, 2007.

See accompanying notes to the financial statements.
7

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout the period)

	Period from March 1, 2006 (commencement of operations) through February 26, 2007
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)†	1.58	(a)
Net realized and unrealized gain (loss)	(0.23)
Total from investment operations	1.35
Less distributions to shareholders:
From net investment income	(1.32)
Return of capital	(0.00	)(b)
Total distributions	(1.32)
Net asset value, end of period	$25.03	(c)
Total Return(d)	5.46	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$24,932
Net expenses to average daily net assets	0.11	%*
Net investment income to average daily net assets	6.25	%*
Portfolio turnover rate	125	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by GMO Short-Duration Collateral Fund.

(b)  Return of capital is less than $0.01.

(c)  Represents the ending net asset value per share upon the liquidation of the class.

(d)  The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover of the Fund for the period from March 1, 2006 (commencement of operations) through February 28, 2007.

See accompanying notes to the financial statements.
8

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Short-Duration Collateral Share Fund (the "Fund"), which commenced operations on March 1, 2006, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of the JPMorgan U.S. 3 Month Cash Index. The Fund invests substantially all of its assets in GMO Short-Duration Collateral Fund (an arrangement often referred to as a "master-feeder" structure) ("SDCF") and, to a limited extent, in cash and cash equivalents. The Fund's investment objective and principal investment strategies are identical to those of SDCF. SDCF seeks to achieve its investment objective by investing primarily in high quality U.S. and foreign floating rate fixed income securities. SDCF may invest a substantial portion of its assets in asset-backed securities.

As of February 28, 2007, the Fund had one class of shares outstanding: Class III. Class III shares commenced operations on December 28, 2006. Class VI shares were liquidated on February 26, 2007.

The financial statements of SDCF should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of SDCF are not publicly available for direct purchase.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of SDCF are valued at their net asset value.

Investments held by SDCF are valued as follows. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies or

9

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

procedures are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by SDCF are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and differences could be material. As of February 28, 2007, the total value of these securities represented 33.63% of net assets.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the period ended February 28, 2007, the tax basis of distributions paid was as follows: ordinary income — $28,786,002 and return of capital — $36,666.

As of February 28, 2007, the Fund elected to defer to March 1, 2007 post-October capital losses of $3,874,263.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$40,505,294	$101,976	$—	$101,976

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily

10

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

attributable to certain differences in the computation of distributable income and capital gains under U.S. Federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$3,276	$(3,276)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from SDCF are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in SDCF (See Note 3).

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

11

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.05% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee is calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares and 0.055% for Class VI shares.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in SDCF, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes) exceed 0.05% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in SDCF. For the period ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.002%	0.000%	0.006%	0.008%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the period ended February 28, 2007 was $5,105 and $2,536, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the period ended February 28, 2007 aggregated $605,808,881 and $561,432,600, respectively.

12

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 82.00% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 99.13% of the Fund's shares were held by five related parties comprised of certain GMO employee accounts.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from December 28, 2006 (commencement of operations) through February 28, 2007
Class III:	Shares	Amount
Shares sold	1,619,496	$40,541,330
Shares issued to shareholders in reinvestment of distributions
Shares repurchased	(201)	(5,002)
Net increase (decrease)	1,619,295	$40,536,328

13

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

	Period from March 1, 2006 (commencement of operations) through February 26, 2007*
	Shares	Amount
Class VI:
Shares sold	22,535,851	$565,101,317
Shares issued to shareholders in reinvestment of distributions	1,160,507	28,803,789
Shares repurchased	(23,696,358)	(590,069,599)
Net increase (decrease)	—	$3,835,507

*  Effective February 26, 2007, all shareholders redeemed or exchanged out of Class VI.

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of this affiliated issuer during the period ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$—	$605,808,881	$561,432,600	$29,255,907	$—	$40,607,270
Totals	$—	$605,808,881	$561,432,600	$29,255,907	$—	$40,607,270

14

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Collateral Share Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Share Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, and the results of its operations, the changes in its net assets and the financial highlights for the period March 1, 2006 (commencement of operations) through February 28, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

15

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, as outlined in the notes to the table below.

Actual Expenses

The first line of the table for each class below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table for each class below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred
Class III
1) Actual	0.22%	$1,000.00	$1,009.30	$0.38	(a)
2) Hypothetical	0.22%	$1,000.00	$1,023.70	$1.10	(b)

(a)  For the period December 28, 2006 (commencement of operations) through February 28, 2007. Expense is calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the period ended February 28, 2007, multiplied by the average account value over the period, multiplied by 62 days in the period, divided by 365 days in the year.

(b)  For the period September 1, 2006 through February 28, 2007. Expense is calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the period ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

16

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $18,662,544 or if determined to be different, the qualified interest income of such year.

17

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Note Concerning Distributions (Unaudited)

The Fund previously reported estimated sources of any dividends, short-term capital gains, and long-term capital gains distributions paid on a per share basis. Pursuant to Rule 19a-1(e) of the Investment Company Act, the following serves as a correction of such estimates. 0.13% of distributions to shareholders declared from net investment income during the Fund's fiscal year were reclassified to distributions from return of capital and are reflected as such in the Statement of Changes in Net Assets.

18

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

19

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

20

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

21

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

22

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO U.S. Equity Allocation Fund returned +6.5% for the fiscal year ended February 28, 2007, as compared to +12.0% for the Russell 3000 Index. Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was exposed substantially to common stocks through its investment in underlying GMO mutual funds.

Implementation was negative, as the underlying GMO mutual funds underperformed their respective benchmarks by approximately 5.1%. Implementation within the GMO U.S. Core Equity and U.S. Quality Equity Funds was the biggest driver of the underperformance.

Asset allocation detracted approximately 0.5%. The Fund's underweight to small cap equities was the biggest detractor.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Comparison of Change in Value of a $10,000,000 Investment in GMO U.S. Equity Allocation Fund Class III Shares (Formerly the GMO U.S. Sector Fund) and the Russell 3000 Index As of February 28, 2007

$28,000,000
$26,000,000
$24,000,000
$22,000,000
$20,000,000
$18,000,000
$16,000,000
$14,000,000
$12,000,000
$10,000,000
$8,000,000
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2/28/97
$9,997,000
$26,614,150
$21,831,330
$21,733,220
GMO U.S. Equity Allocation Fund
Russell 3000 Index
Russell 3000 Index+*

	Average Annual Total Returns		
	1 Year	5 Year	10 Year
Class III	6.42%	7.75%	10.28%

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each Performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .03% on the purchase and .03% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*   Russell 3000 Index + represents the S&P 500 Index prior to 2/28/03 and the Russell 3000 Index thereafter.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	98.02%
Short-Term Investments	6.18
Futures	0.00
Other	(4.20)
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

1

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.00%
	Affiliated Issuers — 100.00%
7,592,143	GMO U.S. Core Equity Fund, Class VI	111,984,114
1,264,083	GMO U.S. Quality Equity Fund, Class VI	27,544,376
248,959	GMO U.S. Small/Mid Cap Growth Fund, Class III	4,712,790
506,491	GMO U.S. Small/Mid Cap Value Fund, Class III	5,069,978
	TOTAL MUTUAL FUNDS (COST $143,728,083)	149,311,258
	SHORT-TERM INVESTMENTS — 0.02%
24,725	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $24,728 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and a market value, including accrued interest, of $25,220.	24,725
	TOTAL SHORT-TERM INVESTMENTS (COST $24,725)	24,725
	TOTAL INVESTMENTS — 100.02% (Cost $143,752,808)	149,335,983
	Other Assets and Liabilities (net) — (0.02%)	(23,920)
	TOTAL NET ASSETS — 100.00%	$149,312,063

See accompanying notes to the financial statements.
2

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $24,725) (Note 2)	$24,725
Investments in affiliated issuers, at value (cost $143,728,083) (Notes 2 and 8)	149,311,258
Receivable for expenses reimbursed by Manager (Note 3)	5,351
Total assets	149,341,334
Liabilities:
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	414
Accrued expenses	28,857
Total liabilities	29,271
Net assets	$149,312,063
Net assets consist of:
Paid-in capital	$139,555,947
Accumulated undistributed net investment income	27,768
Accumulated net realized gain	4,145,173
Net unrealized appreciation	5,583,175
$149,312,063
Net assets attributable to:
Class III shares	$149,312,063
Shares outstanding:
Class III	23,409,814
Net asset value per share:
Class III	$6.38

See accompanying notes to the financial statements.
3

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$2,900,350
Interest	8,487
Total investment income	2,908,837
Expenses:
Management fee (Note 3)	210,225
Shareholder service fee – Class III (Note 3)	95,571
Custodian, fund accounting agent and transfer agent fees	20,619
Audit and tax fees	29,984
Legal fees	8,676
Trustees fees and related expenses (Note 3)	2,848
Registration fees	5,474
Miscellaneous	2,305
Total expenses	375,702
Fees and expenses reimbursed by Manager (Note 3)	(66,030)
Indirectly incurred fees waived or borne by Manager (Note 3)	(199,816)
Shareholder service fee waived (Note 3)	(45,828)
Net expenses	64,028
Net investment income (loss)	2,844,809
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	8,222,460
Realized gains distributions from affiliated issuers (Note 8)	4,248,336
Net realized gain (loss)	12,470,796
Change in net unrealized appreciation (depreciation) on investments	(6,163,706)
Net realized and unrealized gain (loss)	6,307,090
Net increase (decrease) in net assets resulting from operations	$9,151,899

See accompanying notes to the financial statements.
4

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$2,844,809	$2,316,901
Net realized gain (loss)	12,470,796	8,765,951
Change in net unrealized appreciation (depreciation)	(6,163,706)	(947,845)
Net increase (decrease) in net assets from operations	9,151,899	10,135,007
Distributions to shareholders from:
Net investment income
Class III	(4,188,192)	(2,798,187)
Net realized gains
Class III	(12,182,820)	(3,368,950)
	(16,371,012)	(6,167,137)
Net share transactions (Note 7):
Class III	(16,661,519)	17,780,604
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	46,222	20,076
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	(16,615,297)	17,800,680
Total increase (decrease) in net assets	(23,834,410)	21,768,550
Net assets:
Beginning of period	173,146,473	151,377,923
End of period (including accumulated undistributed net investment income of $27,768 and $727,370, respectively)	$149,312,063	$173,146,473

See accompanying notes to the financial statements.
5

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)
Financial Highlights
(For a Class III share outstanding throughout each period)

	Year Ended February 28/29,
	2007		2006		2005		2004		2003
Net asset value, beginning of period	$6.56		$6.41		$6.40		$4.53		$5.45
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.10		0.10		0.11		0.08		0.09
Net realized and unrealized gain (loss)	0.28		0.31		0.34		1.89		(1.00)
Total from investment operations	0.38		0.41		0.45		1.97		(0.91)
Less distributions to shareholders:
From net investment income	(0.15)		(0.12)		(0.14)		(0.02)		(0.01)
From net realized gains	(0.41)		(0.14)		(0.30)		(0.08)		—
Total distributions	(0.56)		(0.26)		(0.44)		(0.10)		(0.01)
Net asset value, end of period	$6.38		$6.56		$6.41		$6.40		$4.53
Total Return(b)	6.48	%(c)	6.45	%(c)	7.18	%(c)	43.72	%(c)	(16.78)%
Ratios/Supplemental Data:
Net assets, end of period (000's)	$149,312		$173,146		$151,378		$73,342		$13,144
Net expenses to average daily net assets(d)	0.04%		0.01%		0.00	%(e)	0.00	%(e)	0.02%
Net investment income to average daily net assets(a)	1.63%		1.52%		1.75%		1.43%		1.93%
Portfolio turnover rate	35%		13%		16%		17%		24%
Fees and expenses reimbursed by the Manager to average daily net assets:	0.18%		0.51%		0.54%		0.58%		0.88%
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.00	(f)	$0.00	(f)	$0.00	(f)	$0.00	(f)	—

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the periods shown and assumes the effect of reinvested distributions.

(c)  Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(d)  Net expenses exclude expenses incurred indirectly through investments in the underlying funds (See Note 3).

(e)  Net expenses were less than 0.01%.

(f)  Purchase premiums and redemption fees were less than $0.01 per share.

†  Calculated using average shares outstanding throughout the period.

See accompanying notes to the financial statements.
6

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)
Notes to Financial Statements
February 28, 2007

1.  Organization

GMO U.S. Equity Allocation Fund (formerly GMO U.S. Sector Fund) (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than the Russell 3000 Index. The Fund is a fund of funds and invests primarily in shares of the GMO U.S. Equity Funds ("underlying funds"). The Fund seeks exposure to the securities in the Wilshire 5000 Stock Index through its investments in each of the underlying funds.

The financial statements of the underlying funds should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies or procedures are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

7

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 28, 2007

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income – $4,188,192 and $2,820,714, respectively, and long-term capital gains – $12,182,820 and $3,346,423, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $27,770 and $4,736,634 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to capital loss carryforwards and losses on wash sale transactions.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $358,912 expiring in 2012. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

8

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$143,985,357	$6,024,185	$(673,559)	$5,350,626

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to certain differences in the computation of distributable income and capital gains under U.S. Federal tax rules versus U.S. GAAP. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$643,781	$(643,781)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

9

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 28, 2007

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemption of Fund shares were each 0.03% of the amount invested or redeemed. The redemption fee is only applicable to shares acquired on or after June 30, 2003. The Fund's purchase premium and redemption fee are approximately equal to the weighted average of the purchase premiums and redemption fees, if any, of the underlying funds in which the Fund was invested. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the years ended February 28, 2007 and February 28, 2006, the Fund received $21,021 and $10,965 in purchase premiums and $25,201 and $9,111 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds. Effective June 30, 2006, the Manager does not directly charge an advisory fee or shareholder service fee, but receives management and shareholder service fees from the underlying funds in which the Fund invests. Prior to June 30, 2006, GMO earned a management fee paid monthly at the annual rate of 0.33%

10

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 28, 2007

of average daily net assets. The Fund also had a Shareholder Service Plan under which the Fund paid GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan, the shareholder service fee was calculated based on the average daily net assets at the annual rate of 0.15% for Class III shares. Prior to June 30, 2006, the Fund invested in Class III shares of each underlying funds being offered.

Effective June 30, 2006, the Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

Prior to June 30, 2006, the Manager waived the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by the Class III shares of the Fund exceeded 0.15%, provided, however, that the amount of this waiver did not exceed 0.15%. In addition, the Manager had contractually agreed to reimburse the Fund for Fund expenses through June 30, 2006 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes (collectively, "Excluded Fund Fees and Expenses")) exceeded 0.33% of the Fund's average daily net assets. In addition, the Manager had contractually agreed to reimburse the Fund through June 30, 2006 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in the underlying funds (excluding these Funds' Excluded Fund Fees and Expenses) exceeded 0.33% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.33% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the year ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.315%	0.069%	0.384%

11

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 28, 2007

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $2,023 and $1,021, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the year ended February 28, 2007 aggregated $60,172,239 and $86,072,173, respectively.

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 46.76% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's shares outstanding. Investment activities of these shareholders may have a material effect on the Fund.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
Class III:	Shares	Amount	Shares	Amount
Shares sold	8,058,092	$52,537,795	4,237,227	$27,401,967
Shares issued to shareholders in reinvestment of distributions	2,677,850	16,371,012	960,534	6,158,153
Shares repurchased	(13,702,053)	(85,570,326)	(2,430,815)	(15,779,516)
Purchase premiums and redemption fees	—	46,222	—	20,076
Net increase (decrease)	(2,966,111)	$(16,615,297)	2,766,946	$17,800,680

12

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)
Notes to Financial Statements — (Continued)
February 28, 2007

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these affiliated issuers during the year ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Core Equity Fund, Class III	$128,599,664	$—	$117,563,135	$—	$—	$—
GMO U.S. Core Equity Fund, Class VI	—	166,196,490	66,657,173	2,181,358	2,975,618	111,984,114
GMO U.S. Quality Equity Fund, Class III	32,203,358	—	30,934,229	—	—	—
GMO U.S. Quality Equity Fund, Class IV	—	40,301,778	40,581,996	453,731	36,162	—
GMO U.S. Quality Equity Fund, Class VI	—	28,390,622	3,100,000	123,552	188,074	27,544,376
GMO U.S. Small/ Mid Cap Growth Fund, Class III	6,237,620	720,689	1,965,000	31,176	411,745	4,712,790
GMO U.S. Small/ Mid Cap Value Fund, Class III	6,111,798	1,139,020	1,847,000	110,533	636,737	5,069,978
Totals	$173,152,440	$236,748,599	$262,648,533	$2,900,350	$4,248,336	$149,311,258

13

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO U.S. Equity Allocation Fund (formerly GMO U.S. Sector Fund)

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO U.S. Equity Allocation Fund (formerly GMO U.S. Sector Fund) (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

14

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)
Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred *
Class III
1) Actual	0.38%	$1,000.00	$1,076.00	$1.96
2) Hypothetical	0.38%	$1,000.00	$1,022.91	$1.91

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

15

GMO U.S. Equity Allocation Fund

(formerly GMO U.S. Sector Fund)
(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $12,182,820 from long-term capital gains.

For taxable, non-corporate shareholders, 72.76% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, 72.08% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 qualified for the dividends-received deduction.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $757,262 or if determined to be different, the qualified interest income of such year.

16

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

17

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

18

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

19

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov Information regarding how the Fund votes proxies relating to portfolio securities during the most recent 12-month period ended June 30 is or will be available at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which will be available on the Commission's website at www.sec.gov. The Fund's Form N-Q (when available) may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Asset Allocation Team within the Quantitative Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since its inception on June 5, 2006, the GMO International Opportunities Equity Allocation Fund returned +14.9% for the fiscal year ended February 28, 2007, as compared to +15.2% for the MSCI EAFE Index. Consistent with the Fund's investment objectives and policies, during the fiscal year the Fund was exposed to global equity securities through its investment in underlying GMO mutual funds.

Implementation was negative, detracting 0.1%. The primary drivers of the underperformance were negative relative returns from the GMO International Intrinsic Value and GMO Emerging Markets Quality Funds.

Asset allocation detracted 0.3%. The Fund's overweight to international growth equities was the primary driver of the underperformance.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Each Performance figure assumes a purchase at the beginning and a redemption at the end of the stated period and reflects a transaction fee of .03% on the purchase and .03% on the redemption. Transaction fees are retained by the Fund to cover trading costs. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Common Stocks	94.91%
Short-Term Investments	6.46
Preferred Stocks	1.14
Forward Currency Contracts	0.12
Futures	0.00
Rights and Warrants	0.00
Other	(2.63)
100.00%
Country / Region Summary**	% of Investments
Euro Region***	35.82%
Japan	23.70
United Kingdom	18.62
Switzerland	4.07
Australia	3.15
Sweden	2.75
Hong Kong	1.73
Singapore	1.73
Korea	1.12
Taiwan	0.92
China	0.81
Russia	0.81
Brazil	0.71
Norway	0.71
South Africa	0.61
Canada	0.51
India	0.51
Mexico	0.41
Denmark	0.31
Israel	0.20
Malaysia	0.20
Chile	0.10
Indonesia	0.10
Poland	0.10
Thailand	0.10
Turkey	0.10
Other	0.10
100.00%

*  The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**  The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Portugal and Spain.

1

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.00%
	Affiliated Issuers — 100.00%
2,685,015	GMO Emerging Markets Quality Fund, Class VI	30,555,475
6,526,908	GMO International Growth Equity Fund, Class IV	204,814,359
5,815,387	GMO International Intrinsic Value Fund, Class IV	205,050,535
	TOTAL MUTUAL FUNDS (COST $434,968,412)	440,420,369
	SHORT-TERM INVESTMENTS — 0.01%
35,784	Citigroup Global Markets Repurchase Agreement, dated 02/28/07, due 03/01/07, with a maturity value of $35,789 and an effective yield of 4.25%, collateralized by a U.S. Treasury Bond with a rate of 4.75%, maturity date of 03/31/11 and market value, including accrued interest, of $36,500.	35,784
	TOTAL SHORT-TERM INVESTMENTS (COST $35,784)	35,784
	TOTAL INVESTMENTS — 100.01% (Cost $435,004,196)	440,456,153
	Other Assets and Liabilities (net) — (0.01%)	(24,656)
	TOTAL NET ASSETS — 100.00%	$440,431,497

Notes to Schedule of Investments:

As of February 28, 2007, 90.93% of the Net Assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by a third party vendor (Note 2).

See accompanying notes to the financial statements.
2

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $35,784) (Note 2)	$35,784
Investments in affiliated issuers, at value (cost $434,968,412) (Notes 2 and 8)	440,420,369
Receivable for Fund shares sold	11,266,643
Receivable for expenses reimbursed by Manager (Note 3)	13,608
Total assets	451,736,404
Liabilities:
Payable for investments purchased	11,266,639
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	2,025
Accrued expenses	36,243
Total liabilities	11,304,907
Net assets	$440,431,497
Net assets consist of:
Paid-in capital	$416,909,656
Accumulated undistributed net investment income	4,291
Accumulated net realized gain	18,065,593
Net unrealized appreciation	5,451,957
$440,431,497
Net assets attributable to:
Class III shares	$440,431,497
Shares outstanding:
Class III	19,878,751
Net asset value per share:
Class III	$22.16

See accompanying notes to the financial statements.
3

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Operations — Period from June 5, 2006
(commencement of operations) through February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$5,587,513
Interest	37,444
Total investment income	5,624,957
Expenses:
Custodian, fund accounting agent and transfer agent fees	14,986
Audit and tax fees	26,960
Legal fees	2,492
Trustees fees and related expenses (Note 3)	2,144
Registration fees	9,811
Miscellaneous	4,738
Total expenses	61,131
Fees and expenses reimbursed by Manager (Note 3)	(56,431)
Net expenses	4,700
Net investment income (loss)	5,620,257
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in affiliated issuers	95,339
Realized gains distributions from affiliated issuers (Note 8)	26,343,465
Net realized gain (loss)	26,438,804
Change in net unrealized appreciation (depreciation) on investments	5,451,957
Net realized and unrealized gain (loss)	31,890,761
Net increase (decrease) in net assets resulting from operations	$37,511,018

See accompanying notes to the financial statements.
4

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from June 5, 2006 (commencement of operations) through February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$5,620,257
Net realized gain (loss)	26,438,804
Change in net unrealized appreciation (depreciation)	5,451,957
Net increase (decrease) in net assets from operations	37,511,018
Distributions to shareholders from:
Net investment income
Class III	(12,345,406)
Net realized gains
Class III	(1,643,771)
(13,989,177)
Net share transactions (Note 7):
Class III	416,780,789
Purchase premiums and redemption fees (Notes 2 and 7):
Class III	128,867
Total increase (decrease) in net assets resulting from net share transactions, purchase premiums and redemption fees	416,909,656
Total increase (decrease) in net assets	440,431,497
Net assets:
Beginning of period	—
End of period (including accumulated undistributed net investment income of $4,291)	$440,431,497

See accompanying notes to the financial statements.
5

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)

	Period from June 5, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$20.00
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.53
Net realized and unrealized gain (loss)	2.45
Total from investment operations	2.98
Less distributions to shareholders:
From net investment income	(0.72)
From net realized gains	(0.10)
Total distributions	(0.82)
Net asset value, end of period	$22.16
Total Return(b)	14.93	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$440,431
Net expenses to average daily net assets(c)(d)	0.00	%*
Net investment income to average daily net assets(a)	3.32	%*
Portfolio turnover rate	1	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.03	%*
Purchase premiums and redemption fees consisted of the following per share amounts:†	$0.01

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total return would have been lower had certain expenses not been reimbursed during the period shown and assumes the effect of reinvested distributions. Calculation excludes purchase premiums and redemption fees which are borne by the shareholder.

(c)  Net expenses to average daily net assets were less than 0.01%.

(d)  Net expenses exclude expenses incurred indirectly through investment in the underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
6

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO International Opportunities Equity Allocation Fund (the "Fund"), which commenced operations on June 5, 2006, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return greater than the MSCI EAFE Index (Europe, Australasia, and Far East). The Fund is a fund of funds and invests primarily in shares of the GMO International Equity Funds (which may include one or more of the GMO Emerging Markets Funds). The Fund may also invest in shares of other GMO Funds, including the GMO Fixed Income Funds, GMO Alpha Only Fund, and GMO Alternative Asset Opportunity Fund.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect) or by visiting GMO's website at www.gmo.com.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Shares of the underlying funds and other mutual funds are valued at their net asset value.

Investments held by the underlying funds are valued as follows. Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. For other assets, and in cases where market prices are not readily available or the Manager believes established valuation methodologies or procedures are unreliable, the Fund's investments will be valued at "fair value", as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

7

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange ("NYSE"), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, foreign equity securities are generally valued by a third party vendor using fair value prices based on models to the extent that these fair value prices are available.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. Repurchase agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary. Taxes on foreign interest and dividend income are generally withheld in accordance with the applicable country's tax treaty with the United States.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the period ended February 28, 2007, the tax basis of distributions paid was as follows: ordinary income – $12,345,406 and long-term capital gains – $1,643,771.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $101,482 and $17,970,254 of undistributed ordinary income and undistributed long-term capital gains, respectively. The temporary differences between book and tax basis distributable earnings are primarily due to losses on wash sale transactions.

8

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$435,006,048	$5,450,105	$—	$5,450,105

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to differing treatment of mutual fund distributions recieved. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$6,729,440	$(6,729,440)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Income dividends and capital gain distributions from the underlying funds are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Non-cash dividends, if any, are recorded at the fair market value of the securities received. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Purchases and redemptions of Fund shares

As of February 28, 2007, the premium on cash purchases and fee on redemptions of Fund shares are each 0.03% of the amount invested. The Fund's purchase premium or redemption fee are approximately equal

9

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

to the weighted average of the purchase premiums and redemptions fees, if any, of the underlying funds in which the Fund was invested. The level of purchase premium and redemption fee for the Fund may be adjusted to account for changes in the Fund's investments (i.e., changes in the percentage of Fund assets allocated to each underlying fund). If the Manager determines that any portion of a cash purchase or redemption is offset by a corresponding cash redemption or purchase occurring on the same day, it will waive the purchase premium or redemption fee in an amount approximately equal to the fee with respect to that portion. In addition, the purchase premium or redemption fee charged by the Fund may be waived in extraordinary circumstances if the Fund will not incur transaction costs. All purchase premiums and redemption fees are paid to and recorded by the Fund as paid-in capital. For the period ended February 28, 2007, the Fund received $128,627 in purchase premiums and $240 in redemption fees, respectively. The Manager will waive the purchase premium relating to the in-kind portion of a purchase transaction except to the extent of estimated costs (e.g. stamp duties and transfer taxes) incurred by the Fund in connection with the transfer of the purchasing shareholder's securities to the Fund. There is no premium for reinvested distributions.

Investment risks

The Fund is subject to the investment risks associated with an investment in the underlying funds, some of which may invest in foreign securities. There are certain additional risks involved in investing in foreign securities that are not inherent in investments in U.S. securities. These risks may involve adverse political and economic developments, including the possible imposition of capital controls or other foreign governmental laws or restrictions. In addition, the securities of some foreign companies and securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets. The risks described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed foreign markets. Additionally, the investment risks associated with an investment in the underlying funds may be more pronounced to the extent that the underlying funds engage in derivative transactions.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting

10

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

The Manager determines the allocation of the assets of the Fund among designated underlying funds. The Manager does not directly charge a management fee or shareholder service fee from the Fund, but receives management and shareholder service fees from the underlying funds in which the Fund invests.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 (excluding expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, fees and expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, transfer taxes and expenses indirectly incurred in the underlying funds).

The Fund incurs fees and expenses indirectly as a shareholder in the underlying funds. For the period ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees)	Indirect Shareholder Service Fees	Total Indirect Expenses
0.537%	0.089%	0.626%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the period ended February 28, 2007 was $1,342 and $2,556, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

Cost of purchases and proceeds from sales of securities, excluding short-term investments and class exchanges, for the period ended February 28, 2007 aggregated $436,952,072 and $2,079,000, respectively.

11

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2007, 38.01% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. Investment activities of these shareholders may have a material effect on the Fund.

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from June 5, 2006 (commencement of operations) through February 28, 2007
Class III:	Shares	Amount
Shares sold	19,331,326	$404,772,482
Shares issued to shareholders in reinvestment of distributions	583,800	12,808,557
Shares repurchased	(36,375)	(800,250)
Purchase premiums and redemption fees	—	128,867
Net increase (decrease)	19,878,751	$416,909,656

12

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the shares of these affiliated issuers during the period ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Quality Fund, Class VI	$—	$29,329,631	$379,000	$381,679	$822,868	$30,555,475
GMO International Growth Equity Fund, Class III	—	34,533,570	34,532,367	—	1,012,669	—
GMO International Growth Equity Fund, Class IV	—	206,373,635	1,250,000	2,589,668	13,415,576	204,814,359
GMO International Intrinsic Value Fund, Class IV	—	201,225,103	427,500	2,616,166	11,092,352	205,050,535
Totals	$—	$471,461,939	$36,588,867	$5,587,513	$26,343,465	$440,420,369

13

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO International Opportunities Equity Allocation Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO International Opportunities Equity Allocation Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations, the changes in its net assets and the financial highlights for the period June 5, 2006 (commencement of operations) through February 28, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2007 by correspondence with the custodian, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

14

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including purchase premiums and redemption fees; and (2) ongoing costs including indirect management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase premiums and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1) Actual	0.63%	$1,000.00	$1,112.50	$3.30
2) Hypothetical	0.63%	$1,000.00	$1,021.67	$3.16

*  Expenses are calculated using the Class's annualized net expense ratio (including indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

15

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund's distributions to shareholders include $1,643,771 from long-term capital gains.

For taxable, non-corporate shareholders, 48.73% of the income and short-term capital gains, if any, distributed in the Fund's fiscal year ended February 28, 2007 represents qualified dividend income subject to the 15% rate category.

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $6,083,816 or if determined to be different, the qualified interest income of such year.

16

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

17

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

18

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

19

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

20

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund's complete schedule of portfolio holdings is also available at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

Since its inception on May 31, 2006, the Class III shares of the GMO Inflation Indexed Plus Bond Fund returned +5.6% for the period ended February 28, 2007, as compared to +4.8% for the Lehman Brothers U.S. Treasury Inflation Notes Index. The Fund's exposure to various issues is achieved directly and indirectly through its investment in certain underlying GMO mutual funds, including the GMO Emerging Country Debt Fund, the GMO World Opportunity Overlay Fund, and the GMO Short-Duration Collateral Fund.

The Fund outperformed the benchmark during the period by 0.8%. Value added from currency selection, emerging debt exposure, and cash management offset interest rate strategy underperformance.

Overall global bond market yields, as measured by the JPMorgan Global Government Bond Index, fell by 21 bps during the period, with the largest three markets (Euro-area, U.S., and Japan) falling an average of 13 bps. Bond market yields were mixed, with Sweden (+11 bps), the U.K. (+10 bps), and Australia (+6 bps) rising, while the U.S. (-55 bps), Canada (-40 bps), and Japan (-12 bps) fell. Even though some yields rose during the time period, all reported total return gains in the +2% to +7% range. All global yield curves (measured by the difference between 10-year and 2-year swap rates) flattened during the period. Sweden's curve flattened the most (-60 bps), followed by Switzerland (-56 bps), Euro-area (-49 bps), and the U.K. (-42 bps).

Major, sustained bond market positions included the Swedish and Euro-area overweights and the U.S., Canadian, U.K., and Japanese underweights. Swedish and Euro-area overweights were the largest positive contributors over the period while U.S., Japanese, and U.K. underweight positions detracted from performance.

Currency selection added the bulk of the strategy's outperformance during the period. The U.S. dollar declined against most major currencies during 2006, unwinding some of the strength it had seen in 2005. The New Zealand dollar gained more than 10% in spot terms versus the dollar, followed by British sterling (4.7%) and Australian dollars (4.6%). The currencies to register negative excess returns versus the U.S. dollar were the yen, the Canadian dollar, and the Norwegian krone. During the period, much of the gains came from the sustained underweight in the yen, as well as the overweight positions in sterling and the Australian dollar. Smaller gains resulted from an overweight position in the New Zealand dollar and an underweight position in the Canadian dollar. In contrast, negative performance resulted from overweights in Swiss francs and Norwegian krone.

Emerging country debt exposure added value as did cash management strategies.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Performance for Classes IV and VI will vary due to different fees. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

*  Class III performance information represents Class VI performance from May 31, 2006 to June 28, 2006 and Class III performance thereafter.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary*	% of Total Net Assets
Debt Obligations	92.95%
Short-Term Investments	5.93
Swaps	1.47
Options Purchased	0.63
Forward Currency Contracts	0.25
Loan Participations	0.10
Loan Assignments	0.08
Promissory Notes	0.02
Rights and Warrants	0.02
Written Options	(0.08)
Reverse Repurchase Agreements	(0.23)
Futures	(0.41)
Other	(0.73)
100.00%
Country / Region Summary**	% of Investments
United States	83.67%
Euro Region***	27.09
Sweden	29.56
Australia	15.51
Emerging	4.01
United Kingdom	(6.87)
Switzerland	(9.00)
Canada	(15.22)
Japan	(28.75)
100.00%

*    The table above incorporates aggregate indirect asset class exposure associated with investments in other funds of GMO Trust ("underlying funds").

**    The table above incorporates aggregate indirect country exposure associated with investments in the underlying funds. The table excludes short-term investments. The table includes exposure through the use of derivative contracts.

***  The "Euro Region" is comprised of Belgium, Finland, France, Germany, Ireland, Italy, Netherlands and Spain.

1

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Par Value ($) / Principal Amount		Description	Value ($)
		DEBT OBLIGATIONS — 15.98%
		Corporate Debt — 0.67%
	13,850,000	JP Morgan & Co. Series MTN, Variable Rate, CPI + 4.00%, (4.60%), due 02/15/12	14,843,876
		U.S. Government — 15.31%
	36,290,628	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/25 (a)	36,959,737
	48,801,120	U.S. Treasury Inflation Indexed Bond, 2.00%, due 01/15/26 (a)	47,016,829
	6,238,100	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28 (a)	7,707,952
	6,751,140	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29 (a)	8,702,641
	104,385,680	U.S. Treasury Inflation Indexed Note, 0.88%, due 04/15/10 (a)	100,422,286
	11,183,040	U.S. Treasury Inflation Indexed Note, 2.38%, due 04/15/11 (a) (b)	11,284,386
	16,381,350	U.S. Treasury Inflation Indexed Note, 2.00%, due 01/15/14 (a)	16,184,262
	17,128,320	U.S. Treasury Inflation Indexed Note, 2.00%, due 07/15/14 (a)	16,919,569
	97,805,578	U.S. Treasury Inflation Indexed Note, 2.00%, due 01/15/16 (a) (c)	96,307,930
			341,505,592
		TOTAL DEBT OBLIGATIONS (COST $351,697,321)	356,349,468
		OPTIONS PURCHASED — 0.43%
		Currency Options — 0.43%
AUD	74,700,000	AUD Call/JPY Put, Expires 04/20/07, Strike 90.00	1,808,187
AUD	305,400,000	AUD Call/USD Put, Expires 07/19/07, Strike 0.81	1,629,324
AUD	74,700,000	AUD Put/JPY Call, Expires 04/20/07, Strike 85.00	5,854
CHF	153,600,000	CHF Call/USD Put, Expires 05/15/07, Strike 1.21	1,620,793
CHF	153,600,000	CHF Put/USD Call, Expires 05/15/07, Strike 1.27	119,343
EUR	76,500,000	EUR Call/USD Put, Expires 10/23/07, Strike 1.32	2,659,595
GBP	114,900,000	GBP Put/USD Call, Expires 06/05/07, Strike 1.92	1,037,816
JPY	13,561,000,000	JPY Call/USD Put, Expires 04/09/07, Strike 111.75	130,728
JPY	13,561,000,000	JPY Put/USD Call, Expires 04/09/07, Strike 119.65	519,793
		Total Currency Options	9,531,433
		TOTAL OPTIONS PURCHASED (COST $10,180,490)	9,531,433

See accompanying notes to the financial statements.
2

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Shares	Description	Value ($)
	MUTUAL FUNDS — 81.08%
	Affiliated Issuers — 81.08%
6,208,425	GMO Emerging Country Debt Fund, Class III	66,616,399
50,428,947	GMO Short-Duration Collateral Fund	1,294,006,779
28,918	GMO Special Purpose Holding Fund (d) (e)	40,775
17,210,960	GMO World Opportunity Overlay Fund	447,312,841
	TOTAL MUTUAL FUNDS (COST $1,809,020,234)	1,807,976,794
	SHORT-TERM INVESTMENTS — 0.82%
	Money Market Funds — 0.82%
18,343,238	Merrimac Cash Series-Premium Class	18,343,238
	TOTAL SHORT-TERM INVESTMENTS (COST $18,343,238)	18,343,238
	TOTAL INVESTMENTS — 98.31% (Cost $2,189,241,283)	2,192,200,933
	Other Assets and Liabilities (net) — 1.69%	37,628,589
	TOTAL NET ASSETS — 100.00%	$2,229,829,522

See accompanying notes to the financial statements.
3

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward currency contracts

Settlement Date	Deliver		In Exchange For		Net Unrealized Appreciation
3/06/2007	USD	146,749,240	NZD	212,600,000	$2,437,393
3/13/2007	USD	226,862,296	JPY	27,110,000,000	2,408,404
3/13/2007	JPY	54,370,000,000	USD	466,390,389	6,580,432
3/20/2007	EUR	146,900,000	NOK	1,214,007,970	3,530,337
3/27/2007	USD	193,889,157	AUD	247,900,000	1,303,275
4/03/2007	USD	84,086,792	CAD	98,800,000	469,248
4/10/2007	SEK	955,820,464	EUR	103,500,000	233,752
5/01/2007	USD	87,457,790	NZD	127,000,000	1,327,855
					$18,290,696
Settlement Date	Deliver		In Exchange For		Net Unrealized Depreciation
3/06/2007	NZD	212,600,000	USD	146,295,625	$(2,891,008)
3/20/2007	NOK	355,839,045	EUR	42,600,000	(1,641,343)
3/27/2007	AUD	124,400,000	USD	97,507,538	(443,001)
4/03/2007	CAD	269,700,000	USD	230,453,193	(364,255)
4/10/2007	EUR	30,500,000	SEK	276,530,538	(804,869)
4/17/2007	USD	277,781,908	GBP	141,100,000	(657,981)
4/24/2007	CHF	236,800,000	USD	190,860,316	(4,324,562)
5/08/2007	EUR	188,000,000	USD	247,864,652	(1,611,183)
					$(12,738,202)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1,436	Australian Government Bond 10 Yr.	March 2007	$115,746,002	$731,790
2,275	Australian Government Bond 3 Yr.	March 2007	179,757,922	423,701
894	Euro BOBL	March 2007	129,037,979	587,338
1,835	Euro Bund	March 2007	282,198,234	2,188,752
				$3,931,581

See accompanying notes to the financial statements.
4

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
2,461	Canadian Government Bond 10 Yr.	June 2007	$239,787,585	$(1,523,365)
432	Japanese Government Bond 10 Yr. (TSE)	March 2007	492,598,936	(3,432,791)
876	U.S. Long Bond	June 2007	98,933,250	(2,324,882)
1,153	U.S. Treasury Note 10 Yr.	June 2007	125,208,594	(1,981,051)
1,615	U.S. Treasury Note 2 Yr.	June 2007	330,999,297	(1,873,481)
545	U.S. Treasury Note 5 Yr.	June 2007	57,744,453	(663,689)
548	UK Gilt Long Bond	June 2007	117,623,987	(1,018,467)
				$(12,817,726)

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
336,600,000	SEK	3/21/2009	JP Morgan	Receive	3.90%	3 month
			Chase Bank			SEK STIBOR	$(39,851)
614,400,000	SEK	3/21/2012	Citigroup	Receive	4.10%	3 month SEK STIBOR	(253,579)
586,000,000	SEK	3/21/2012	Deutsche Bank AG	Receive	4.10%	3 month SEK STIBOR	(241,857)
702,000,000	SEK	3/21/2012	JP Morgan Chase Bank	Receive	4.10%	3 month SEK STIBOR	(289,734)
83,400,000	CHF	3/21/2012	Deutsche Bank AG	(Pay)	2.70%	6 month CHF LIBOR	17,251
8,800,000	CHF	3/21/2012	JP Morgan Chase Bank	(Pay)	2.70%	6 month CHF LIBOR	1,820
15,000,000	CHF	3/21/2012	Merrill Lynch	(Pay)	2.70%	6 month CHF LIBOR	3,103
107,600,000	SEK	3/21/2014	JP Morgan Chase Bank	Receive	4.20%	3 month SEK STIBOR	(29,240)
11,800,000	CHF	3/21/2014	Citigroup	(Pay)	2.85%	6 month CHF LIBOR	(47,662)
28,700,000	CHF	3/21/2014	Deutsche Bank AG	(Pay)	2.85%	6 month CHF LIBOR	(115,924)

See accompanying notes to the financial statements.
5

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
32,800,000	CHF	3/21/2014	JP Morgan	(Pay)	2.85%	6 month
			Chase Bank			CHF LIBOR	$(132,485)
3,400,000	CHF	3/21/2014	Merrill Lynch	(Pay)	2.85%	6 month CHF LIBOR	(13,733)
264,600,000	SEK	3/21/2017	Deutsche Bank AG	Receive	4.30%	3 month SEK STIBOR	96,013
201,000,000	SEK	3/21/2017	JP Morgan Chase Bank	Receive	4.30%	3 month SEK STIBOR	72,935
17,200,000	CHF	3/21/2017	Citigroup	(Pay)	3.00%	6 month CHF LIBOR	(169,549)
15,400,000	CHF	3/21/2017	Deutsche Bank AG	(Pay)	3.00%	6 month CHF LIBOR	(151,805)
11,800,000	CHF	3/21/2017	JP Morgan Chase Bank	(Pay)	3.00%	6 month CHF LIBOR	(116,318)
8,200,000	CHF	3/21/2017	Merrill Lynch	(Pay)	3.00%	6 month CHF LIBOR	(80,831)
					Premiums to (Pay) Receive	$3,781,752	$(1,491,446)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Pay	Receive	Market Value
252,323,094	USD	3/30/2007	Barclays Bank PLC	1 month	Barclays TIPS
				LIBOR - 0.04%	Index Total Return	$4,289,463
203,523,985	USD	4/30/2007	Barclays Bank PLC	1 month LIBOR - 0.04%	Barclays TIPS Index Total Return	3,459,884
278,600,883	USD	5/31/2007	Barclays Bank PLC	1 month LIBOR - 0.04%	Barclays TIPS Index Total Return	4,736,182
250,289,552	USD	5/31/2007	Barclays Bank PLC	1 month LIBOR - 0.04%	Barclays TIPS Index Total Return	4,254,893
600,000,000	USD	6/29/2007	Barclays Bank PLC	1 month LIBOR - 0.05%	Barclays TIPS Index Total Return	10,116,596
250,000,000	USD	6/29/2007	Deutsche Bank AG	1 month LIBOR - 0.05%	Deutsche TIPS Index Total Return	3,872,767
6,000,000	USD	8/31/2007	JP Morgan Chase Bank	1 month LIBOR - 0.08%	Lehman Brothers 1-10Year TIPS Index	—
				Premiums to (Pay) Receive	$—	$30,729,785

See accompanying notes to the financial statements.
6

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

Notes to Schedule of Investments:

CPI - Consumer Price Index

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

STIBOR - Stockholm Interbank Offered Rate

TIPS - Treasury Inflation Protected Securities

Variable rates - The rates shown on variable rate notes are the current interest rates at February 28, 2007, which are subject to change based on the terms of the security.

(a)  Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic (Note 2).

(b)  All or a portion of this security has been segregated to cover margin requirements on open swap contracts (Note 2).

(c)  All or a portion of this security has been segregated to cover collateral requirements on open financial futures contracts (Note 2).

(d)  Bankrupt issuer.

(e)  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust (Note 2).

Currency Abbreviations:

AUD - Australian Dollar CAD - Canadian Dollar CHF - Swiss Franc EUR - Euro GBP - British Pound	JPY - Japanese Yen NOK - Norwegian Krone NZD - New Zealand Dollar SEK - Swedish Krona USD - United States Dollar

See accompanying notes to the financial statements.
7

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments in unaffiliated issuers, at value (cost $380,221,049) (Note 2)	$384,224,139
Investments in affiliated issuers, at value (cost $1,809,020,234) (Notes 2 and 8)	1,807,976,794
Interest receivable	1,267,977
Unrealized appreciation on open forward currency contracts (Note 2)	18,290,696
Receivable for variation margin on open futures contracts (Note 2)	2,155,652
Receivable for open swap contracts (Note 2)	30,729,785
Receivable for closed swap contracts (Note 2)	81,506
Receivable for expenses reimbursed by Manager (Note 3)	194,764
Total assets	2,244,921,313
Liabilities:
Payable for Fund shares repurchased	63,323
Foreign currency due to custodian	13,237
Payable to affiliate for (Note 3):
Management fee	422,064
Shareholder service fee	116,896
Trustees and Chief Compliance Officer of GMO Trust fees	8,620
Unrealized depreciation on open forward currency contracts (Note 2)	12,738,202
Payable for open swap contracts (Note 2)	1,491,446
Accrued expenses	238,003
Total liabilities	15,091,791
Net assets	$2,229,829,522

See accompanying notes to the financial statements.
8

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007 — (Continued)

Net assets consist of:
Paid-in capital	$2,219,219,286
Distributions in excess of net investment income	(2,070,467)
Accumulated net realized loss	(19,966,329)
Net unrealized appreciation	32,647,032
$2,229,829,522
Net assets attributable to:
Class III shares	$260,204,957
Class IV shares	$94,783,190
Class VI shares	$1,874,841,375
Shares outstanding:
Class III	10,214,712
Class IV	3,720,572
Class VI	73,593,375
Net asset value per share:
Class III	$25.47
Class IV	$25.48
Class VI	$25.48

See accompanying notes to the financial statements.
9

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Operations — Period from May 31, 2006 (commencement of operations)
through February 28, 2007

Investment Income:
Dividends from affiliated issuers (Note 8)	$52,688,079
Interest	5,676,993
Total investment income	58,365,072
Expenses:
Management fee (Note 3)	3,156,429
Shareholder service fee – Class III (Note 3)	256,705
Shareholder service fee – Class IV (Note 3)	90,363
Shareholder service fee – Class VI (Note 3)	550,590
Custodian, fund accounting agent and transfer agent fees	426,566
Audit and tax fees	69,224
Legal fees	22,719
Trustees fees and related expenses (Note 3)	19,622
Registration fees	61,068
Miscellaneous	28,188
Total expenses	4,681,474
Fees and expenses reimbursed by Manager (Note 3)	(591,981)
Indirectly incurred fees waived or borne by Manager (Note 3)	(157,463)
Shareholder service fee waived (Note 3)	(56,274)
Net expenses	3,875,756
Net investment income (loss)	54,489,316
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,217,378)
Investments in affiliated issuers	740,810
Realized gains distributions from affiliated issuers (Note 8)	2,962,227
Closed futures contracts	(13,742,594)
Closed swap contracts	(27,192,036)
Foreign currency, forward contracts and foreign currency related transactions	39,391,389
Net realized gain (loss)	942,418
Change in net unrealized appreciation (depreciation) on:
Investments	2,959,650
Open futures contracts	(8,886,145)
Open swap contracts	33,020,091
Foreign currency, forward contracts and foreign currency related transactions	5,553,436
Net unrealized gain (loss)	32,647,032
Net realized and unrealized gain (loss)	33,589,450
Net increase (decrease) in net assets resulting from operations	$88,078,766

See accompanying notes to the financial statements.
10

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

Period from May 31, 2006 (commencement of operations) through February 28, 2007
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$54,489,316
Net realized gain (loss)	942,418
Change in net unrealized appreciation (depreciation)	32,647,032
Net increase (decrease) in net assets from operations	88,078,766
Distributions to shareholders from:
Net investment income
Class III	(9,719,161)
Class IV	(5,271,677)
Class VI	(58,674,899)
Total distributions from net investment income	(73,665,737)
Net realized gains
Class III	(511,535)
Class IV	(275,565)
Class VI	(3,015,693)
Total distributions from net realized gains	(3,802,793)
(77,468,530)
Net share transactions (Note 7):
Class III	258,555,425
Class IV	94,165,574
Class VI	1,866,498,287
Increase (decrease) in net assets resulting from net share transactions	2,219,219,286
Total increase (decrease) in net assets	2,229,829,522
Net assets:
Beginning of period	—
End of period (including distributions in excess of net investment income of $2,070,467)	$2,229,829,522

See accompanying notes to the financial statements.
11

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class III share outstanding throughout the period)

	Period from June 29, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$24.96
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.75
Net realized and unrealized gain (loss)	0.68
Total from investment operations	1.43
Less distributions to shareholders:
From net investment income	(0.87)
From net realized gains	(0.05)
Total distributions	(0.92)
Net asset value, end of period	$25.47
Total Return(b)	5.79	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$260,205
Net expenses to average daily net assets(c)	0.39	%*
Net investment income to average daily net assets(a)	4.37	%*
Portfolio turnover rate	37	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the period shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover of the Fund for the period from May 31, 2006 (commencement of operations) through February 28, 2007.

See accompanying notes to the financial statements.
12

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class IV share outstanding throughout the period)

	Period from July 18, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$25.07
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.65
Net realized and unrealized gain (loss)	0.69
Total from investment operations	1.34
Less distributions to shareholders:
From net investment income	(0.88)
From net realized gains	(0.05)
Total distributions	(0.93)
Net asset value, end of period	$25.48
Total Return(b)	5.39	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$94,783
Net expenses to average daily net assets(c)	0.33	%*
Net investment income to average daily net assets(a)	4.10	%*
Portfolio turnover rate	37	%††
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the period shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

††  Calculation represents portfolio turnover of the Fund for the period from May 31, 2006 (commencement of operations) through February 28, 2007.

See accompanying notes to the financial statements.
13

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Financial Highlights
(For a Class VI share outstanding throughout the period)

	Period from May 31, 2006 (commencement of operations) through February 28, 2007
Net asset value, beginning of period	$25.00
Income (loss) from investment operations:
Net investment income (loss)(a)†	0.83
Net realized and unrealized gain (loss)	0.60
Total from investment operations	1.43
Less distributions to shareholders:
From net investment income	(0.90)
From net realized gains	(0.05)
Total distributions	(0.95)
Net asset value, end of period	$25.48
Total Return(b)	5.75	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$1,874,841
Net expenses to average daily net assets(c)	0.29	%*
Net investment income to average daily net assets(a)	4.33	%*
Portfolio turnover rate	37	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.06	%*

(a)  Net investment income is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

(b)  The total returns would have been lower had certain expenses not been reimbursed and/or waived during the period shown and assumes the effect of reinvested distributions.

(c)  Net expenses exclude expenses incurred indirectly through investment in underlying funds (See Note 3).

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
14

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Inflation Indexed Plus Bond Fund (the "Fund"), which commenced operations on May 31, 2006, is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of the Lehman Brothers U.S. Treasury Inflation Notes Index. The Fund primarily makes investments that are indexed or otherwise "linked" to general measures of inflation in the country of issue. The Fund seeks additional returns by investing in global interest rate, currency, and emerging country debt markets. The Fund may invest in or use inflation indexed bonds issued by the U.S. and foreign governments and their agencies or instrumentalities; shares of GMO Short-Duration Collateral Fund; shares of GMO World Opportunity Overlay Fund; futures contracts, currency forwards, swap contracts, and other types of derivatives; sovereign debt of emerging countries, primarily through investment in shares of GMO Emerging Country Debt Fund ("ECDF") (limited to 5% of the Fund's total assets); and non-inflation indexed (or nominal) fixed income securities issued by the U.S. and foreign governments and their agencies or instrumentalities.

As of February 28, 2007, the Fund had three classes of shares outstanding: Class III, Class IV and Class VI. Class VI, Class III and Class IV commenced operations on May 31, 2006, June 29, 2006 and July 18, 2006, respectively. Each class of shares bears a different level of shareholder service fees.

The financial statements of the series of the Trust in which the Fund invests ("underlying funds") should be read in conjunction with the Fund's financial statements. These financial statements are available, without charge, upon request, by calling (617) 346-7646 (collect). Shares of GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund and GMO World Opportunity Overlay Fund are not publicly available.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported

15

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund or the underlying funds are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 27.78% of net assets.

GMO Special Purpose Holding Fund ("SPHF"), a holding of the Fund, has litigation pending against various entities related to the default of certain asset-backed securities previously held by SPHF. For the year ended February 28, 2007, the Fund indirectly received $87,693 in conjunction with a settlement agreement related to the default of those asset-backed securities.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation

16

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the

17

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. Purchased options outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. There were no loan agreements outstanding at the end of the period.

Indexed securities

The Fund invests in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. Indexed securities held by the Fund at the end of the period are listed in the Fund's Schedule of Investments.

18

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing

19

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. There were no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. For the period ended February 28, 2007, the Fund did not participate in securities lending.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund has adopted a December 31 tax year-end. Unless otherwise indicated, all applicable tax disclosures reflect activity for the period May 31, 2006 through December 31, 2006 or, as applicable, reflect tax adjusted balances as of December 31, 2006. The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

20

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the period ended December 31, 2006, the tax basis of distributions paid from ordinary income was $77,468,530.

As of December 31, 2006, the components of distributable earnings on a tax basis consisted of $30,184,251 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to foreign currency transactions and certain differences in the computation of distributable income and capital gains under U.S. federal tax rules versus U.S. GAAP.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,189,198,397	$12,569,625	$(9,567,089)	$(3,002,536)

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of December 31, 2006. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions. The financial highlights exclude these adjustments.

Distributions in Excess of Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
$17,105,954	$(17,105,954)	$—

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and

21

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds. Investment income, common expenses and realized and unrealized gains and losses are allocated pro rata among the classes of shares of the Fund based on the relative net assets of each class. Shareholder service fees, which are directly attributable to a class of shares, are charged to that class's operations. In addition, the Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and the Fund may own different proportions of the underlying funds at different times, the amount of fees and expenses indirectly incurred by the Fund will vary (See Note 3).

Recently issues accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO earns a management fee paid monthly at the annual rate of 0.25% of average daily net assets. The Fund has adopted a Shareholder Service Plan under which the Fund pays GMO a shareholder service fee for client and shareholder service, reporting, and other support. Pursuant to the Shareholder Service Plan,

22

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

the shareholder service fee is calculated based on the average daily net assets of each class at the annual rate of 0.15% for Class III shares, 0.10% for Class IV shares and 0.055% for Class VI shares. The Manager will waive the Fund's shareholder service fee to the extent that the aggregate of any direct and indirect shareholder service fees borne by a class of shares of the Fund exceeds 0.15% for Class III shares, 0.10% for Class IV shares and 0.055% for Class VI shares; provided, however, that the amount of this waiver will not exceed the respective Class' shareholder service fee.

The Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 to the extent the Fund's total annual operating expenses (excluding shareholder service fees, expenses indirectly incurred by investment in the underlying funds, fees and expenses of the independent trustees of the Trust, expenses for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense and transfer taxes (collectively, "Excluded Fund Fees and Expenses")) exceed 0.25% of the Fund's average daily net assets. In addition, the Manager has contractually agreed to reimburse the Fund through at least June 30, 2007 to the extent that the sum of (a) the Fund's total annual operating expenses (excluding Excluded Fund Fees and Expenses) and (b) the amount of fees and expenses incurred indirectly by the Fund through its investment in ECDF (excluding ECDF's fees and expenses of the independent trustees of the Trust, fees for legal services not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's CCO (excluding any employee benefits), and investment-related expenses such as brokerage commissions, hedging transaction fees, securities lending fees and expenses, interest expense and transfer taxes), exceeds 0.25% of the Fund's average daily net assets, subject to a maximum total reimbursement to the Fund equal to 0.25% of the Fund's average daily net assets.

The Fund incurs fees and expenses indirectly as a shareholder in underlying funds. For the period ended February 28, 2007, these indirect fees and expenses expressed as an annualized percentage of the Fund's average daily net assets were as follows:

Indirect Net Expenses (excluding shareholder service fees and interest expense)	Indirect Shareholder Service Fees	Indirect Interest Expense	Total Indirect Expenses
0.014%	0.004%	0.017%	0.035%

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the period ended February 28, 2007 was $13,523 and $13,719, respectively. The compensation and expenses of the

23

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the period ended February 28, 2007, cost of purchases and proceeds from sales of investments, other than short-term obligations and class exchanges, were as follows:

	Purchases	Sales
U.S. Government securities	$629,452,060	$293,295,961
Investments (non-U.S. Government securities)	2,090,715,343	255,150,000

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders and related parties

As of February 28, 2007, 63.84% of the outstanding shares of the Fund were held by two shareholders, each holding in excess of 10% of the Fund's outstanding shares. One of the shareholders is a fund of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, 0.03% of the Fund's shares were held by thirteen related parties comprised of certain GMO employee accounts, and 91.46% of the Fund's shares were held by accounts for which the Manager has investment discretion.

24

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Period from June 29, 2006 (commencement of operations) through February 28, 2007
Class III:	Shares	Amount
Shares sold	15,451,865	$389,950,136
Shares issued to shareholders in reinvestment of distributions	316,658	7,932,294
Shares repurchased	(5,553,811)	(139,327,005)
Net increase (decrease)	10,214,712	$258,555,425
	Period from July 18, 2006 (commencement of operations) through February 28, 2007
Class IV:	Shares	Amount
Shares sold	7,531,845	$189,718,619
Shares issued to shareholders in reinvestment of distributions	221,447	5,547,242
Shares repurchased	(4,032,720)	(101,100,287)
Net increase (decrease)	3,720,572	$94,165,574
	Period from May 31, 2006 (commencement of operations) through February 28, 2007
Class VI:	Shares	Amount
Shares sold	71,907,875	$1,824,498,863
Shares issued to shareholders in reinvestment of distributions	2,462,698	61,690,592
Shares repurchased	(777,198)	(19,691,168)
Net increase (decrease)	73,593,375	$1,866,498,287

25

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

8.  Investments in affiliated issuers

A summary of the Fund's transactions in the securities of affiliated issuers during the period ended February 28, 2007 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$—	$67,248,858	$—	$4,474,325	$2,874,534	$66,616,399
GMO Short-Duration Collateral Fund	—	1,548,438,754	245,000,000	48,213,754	—	1,294,006,779
GMO Special Purpose Holding Fund	—	139,034	—	—	87,693	40,775	*
GMO World Opportunity Overlay Fund	—	449,700,000	10,150,000	—	—	447,312,841
Totals	$—	$2,065,526,646	$255,150,000	$52,688,079	$2,962,227	$1,807,976,794

*  After the effect of return of capital distributions of $11,757, $81,028, and $46,250 on June 16, 2006, October 4, 2006, and January 8, 2007, respectively.

9.  Subsequent event

On March 20, 2007, the Fund received redemption requests in the amount of $640,540,000.

26

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Inflation Indexed Plus Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Inflation Indexed Plus Bond Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations, the changes in its net assets and the financial highlights for the period May 31, 2006 (commencement of operations) through February 28, 2007, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

27

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, shareholder service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

28

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Fund Expenses — (Continued)
February 28, 2007 (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
Class III
1	) Actual	0.42%	$1,000.00	$1,022.30	$2.11
2	) Hypothetical	0.42%	$1,000.00	$1,022.71	$2.11
Class IV
1	) Actual	0.37%	$1,000.00	$1,022.90	$1.86
2	) Hypothetical	0.37%	$1,000.00	$1,022.96	$1.86
Class VI
1	) Actual	0.33%	$1,000.00	$1,023.10	$1.66
2	) Hypothetical	0.33%	$1,000.00	$1,023.16	$1.66

*  Expenses are calculated using each Class's annualized expense ratio (including interest expense and indirect expenses incurred) for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

29

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended December 31, 2006 (Unaudited)

The Fund hereby designates as qualified interest income and qualified short-term capital gains with respect to its taxable year ended December 31, 2006, $33,628,409 and $3,802,793, respectively, or if determined to be different, the qualified interest income and qualified short-term gains of such year.

30

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

31

Independent Trustees — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

32

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001 – 2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004 – February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

33

Principal Officers — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

34

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Annual Report

February 28, 2007

For a free copy of the Fund's proxy voting guidelines, shareholders may call 1-617-346-7646 (collect), visit our website at www.gmo.com, or visit the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on our website at www.gmo.com, or on the Securities and Exchange Commission's website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarter of each fiscal year on Form N-Q, which is available on the Commission's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Portfolio Management

Day-to-day management of the Fund's portfolio is the responsibility of the Fixed Income Division at Grantham, Mayo, Van Otterloo & Co. LLC.

Management Discussion and Analysis of Fund Performance

The GMO Short-Duration Collateral Fund returned +5.7% for the fiscal year ended February 28, 2007, compared to +5.4% for the JPMorgan U.S. 3 Month Cash Index.

The Fund outperformed the benchmark during the fiscal year by 0.3%. This outperformance was attributable to security and sector selection along with asset-backed securities spread tightening. At fiscal year-end, approximately 94% of the Fund was invested in triple-A rated asset-backed securities, 5% in U.S. Treasury notes and cash, 1% in U.S. Government-backed bonds and less than 1% in non-AAA asset-backed securities.

The asset-backed holdings included issues backed by consumer receivables such as residential mortgages, credit card, and auto loans, as well as commercial/corporate mortgages and receivables.

The views expressed herein are exclusively those of Grantham, Mayo, Van Otterloo & Co. LLC Management as of the date of this report and are subject to change. They are not meant as investment advice.

Performance shown is net of all fees after reimbursement from the Manager. Returns and net asset values of Fund investments will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns would have been lower had certain expenses not been reimbursed during the periods shown and do not include the effect of taxes on distributions and redemptions. Past performance is not indicative of future performance. Information is unaudited. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.gmo.com.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Investments Concentration Summary
February 28, 2007 (Unaudited)

Asset Class Summary	% of Total Net Assets
Debt Obligations	95.28%
Short-Term Investments	5.80
Swaps	0.13
Forward Currency Contracts	0.00
Futures	(0.01)
Other	(1.20)
100.00%
Industry Sector Summary	% of Debt Obligations
Residential Asset-Backed Securities (United States)	23.80%
Credit Cards	17.02
CMBS	7.54
Residential Mortgage-Backed Securities (European)	6.87
Auto Financing	6.86
Student Loans	6.50
Business Loans	4.56
Residential Mortgage-Backed Securities (Australian)	4.39
Insured Auto Financing	3.66
Investment Grade Corporate Collateralized Debt Obligations	3.12
Collateralized Loan Obligations	2.06
CMBS Collateralized Debt Obligations	1.88
Other	1.63
Insured Residential Mortgage-Backed Securities (United States)	1.30
U.S. Government Agency	1.12
Rate Reduction Bonds	1.04
Insured High Yield Collateralized Debt Obligations	0.98
Trade Receivable	0.94
Insurance Premiums	0.83
Insured Credit Cards	0.73
Equipment Leases	0.48
Airlines	0.46
Insured Time Share	0.45
Corporate Debt	0.35
Emerging Markets Collateralized Debt Obligations	0.25
ABS Collateralized Debt Obligations	0.24
Insured Business Loans	0.20
Insured Transportation	0.17
Insured Residential Asset-Backed Securities (European)	0.16
Insured Residential Asset-Backed Securities (United States)	0.16
Residential Mortgage-Backed Securities (United States)	0.16
U.S. Government & Agencies	0.05
High Yield Collateralized Debt Obligations	0.03
Insured Collateralized Loan Obligations	0.01
100.00%

1

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 95.28%
	Asset-Backed Securities — 93.83%
	ABS Collateralized Debt Obligations — 0.22%
15,000,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .65%, 6.01%, due 10/20/44	14,850,000
	Airlines — 0.43%
23,000,000	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 5.80%, due 05/15/24	16,847,500
11,689,558	Continental Airlines Inc., Series 99-1A, 6.55%, due 02/02/19	11,806,454
	Total Airlines	28,653,954
	Auto Financing — 6.54%
30,000,000	ARG Funding Corp., Series 05-2A, Class A3, 144A, Variable Rate, 1 mo. LIBOR + .14%, 5.46%, due 05/20/10	30,011,390
10,840,951	Ford Credit Auto Owner Trust, Series 06-A, Class A2B, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 09/15/08	10,840,951
31,500,000	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, Variable Rate, 1 mo. LIBOR + .04%, 5.36%, due 02/15/12	31,500,000
40,000,000	Ford Credit Floorplan Master Owner Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 05/15/10	40,000,000
58,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-3, Class A, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 06/15/11	58,045,298
35,000,000	GE Dealer Floorplan Master Note Trust, Series 06-4, Class A, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 10/20/11	35,000,000
13,566,925	Nissan Auto Receivables Owner Trust, Series 04-C, Class A4, Variable Rate, 1 mo. LIBOR + .04%, 5.36%, due 03/15/10	13,550,600
40,000,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 5.32%, due 06/17/13	39,938,800
12,000,000	Nissan Master Owner Trust Receivables, Series 05-A, Class A, Variable Rate, 1 mo. LIBOR + .03%, 5.35%, due 07/15/10	12,003,146
47,000,000	Sovereign Dealer Floor Plan Master Trust, Series 06-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .05%, 5.37%, due 08/15/11	46,990,600
38,000,000	Superior Wholesale Inventory Financing Trust, Series 05, Class A, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 06/15/10	38,011,400

See accompanying notes to the financial statements.
2

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Auto Financing — continued
32,000,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 5.59%, due 12/15/16	31,970,880
7,915,568	Volkswagen Auto Lease Trust, Series 04-A, Class A4B, Variable Rate, 1 mo. LIBOR + .10%, 5.42%, due 08/20/10	7,916,043
2,975,004	Volkswagen Auto Lease Trust, Series 06-A, Class A1, 5.52%, due 08/20/07	2,975,599
10,000,000	Volkswagen Credit Auto Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .02%, 5.34%, due 07/21/10	10,003,000
23,000,000	World Omni Auto Receivables Trust, Series 07-A, Class A4, Variable Rate, 1 mo. LIBOR, 5.32%, due 11/15/12	23,000,000
	Total Auto Financing	431,757,707
	Business Loans — 4.35%
8,184,126	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .36%, 5.68%, due 04/25/34	8,213,716
6,834,759	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .37%, 5.69%, due 01/25/35	6,858,681
21,920,582	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .39%, 5.71%, due 01/25/36	21,970,999
2,150,176	Capitalsource Commercial Loan Trust, Series 04-1A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .33%, 5.65%, due 04/20/13	2,150,781
20,427,964	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 08/22/16	20,468,820
20,000,000	CNH Wholesale Master Note Trust, Series 06-1A, Class A, Variable Rate, 1 mo. LIBOR + .06%, 5.38%, due 07/15/12	20,004,000
7,374,681	GE Business Loan Trust, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .29%, 5.61%, due 05/15/32	7,383,478
9,867,182	GE Business Loan Trust, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .24%, 5.56%, due 11/15/33	9,867,182
19,134,773	GE Commercial Equipment Financing LLC, Series 05-1, Class A3B, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 03/20/09	19,135,677
12,308,174	GE Commercial Loan Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 5.44%, due 04/19/17	12,308,375
33,884,445	GE Commercial Loan Trust, Series 06-2, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .06%, 5.42%, due 04/19/15	33,931,883
16,070,298	Lehman Brothers Small Balance Commercial, Series 05-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 02/25/30	16,087,907

See accompanying notes to the financial statements.
3

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Business Loans — continued
15,016,050	Lehman Brothers Small Balance Commercial, Series 05-2, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 09/25/30	15,036,700
18,000,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 02/25/13	17,929,800
20,000,000	Navistar Financial Dealer Note Master Trust, Series 98-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 07/25/11	19,994,600
53,000,000	Textron Financial Floorplan Master Note, Series 05-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 05/13/10	53,016,562
2,789,779	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, Variable Rate, 1 mo. LIBOR +.50%, 5.82%, due 09/15/17	2,775,265
	Total Business Loans	287,134,426
	CMBS — 7.19%
14,500,000	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	14,744,687
37,000,000	Banc of America Large Loan, Series 06-LAQ, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 02/09/21	37,011,562
13,865,756	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	13,864,673
22,500,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 07/15/44	22,545,000
43,000,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, Variable Rate, 1 mo. LIBOR + .13%, 5.45%, due 12/15/20	43,021,070
32,000,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	31,890,000
19,850,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, Variable Rate, 5.34%, due 03/10/44	19,912,031
18,144,006	Greenwich Capital Commercial Funding Corp., Series 05-FL3A, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 10/05/20	18,144,006
24,456,359	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 5.41%, due 11/05/21	24,456,359
32,000,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, Variable Rate, 5.51%, due 04/10/38	32,373,440
13,000,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1AC, Class A1B, 144A, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 02/15/20	13,000,000
57,000,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	58,674,660

See accompanying notes to the financial statements.
4

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	CMBS — continued
27,948,851	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 5.40%, due 09/15/21	27,948,878
33,000,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, Variable Rate, 5.61%, due 05/12/39	33,654,844
12,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	12,227,344
13,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, Variable Rate, 5.74%, due 10/15/42	13,363,594
11,524,775	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	11,237,106
46,416,426	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .09%, 5.41%, due 09/15/21	46,493,516
	Total CMBS	474,562,770
	CMBS Collateralized Debt Obligations — 1.56%
17,403,403	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .35%, 5.71%, due 06/28/19	17,450,393
20,000,000	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	19,890,000
30,000,000	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .32%, 5.64%, due 08/26/30	30,014,062
35,500,000	Marathon Real Estate CDO, Series 06-1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .33%, 5.65%, due 05/25/46	35,500,000
	Total CMBS Collateralized Debt Obligations	102,854,455
	Collateralized Loan Obligations — 1.96%
5,825,576	Archimedes Funding IV (Cayman) Ltd., 4A A1, 144A, Variable Rate, 1 mo. LIBOR + .48%, 5.84%, due 02/25/13	5,829,672
78,000,000	Arran, Series 06-1A, Class A3, 144A, Variable Rate, 3 mo LIBOR + .17%, 5.54%, due 06/20/25	78,015,600
45,500,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .25%, 5.61%, due 07/05/11	45,505,915
	Total Collateralized Loan Obligations	129,351,187
	Credit Cards — 16.22%
13,500,000	Advanta Business Card Master Trust, Series 05-A1, Class A1, Variable Rate, 1 mo. LIBOR + .07%, 5.39%, due 04/20/11	13,503,915
20,000,000	Advanta Business Card Master Trust, Series 05-A2, Class A2, Variable Rate, 1 mo. LIBOR + .13%, 5.45%, due 05/20/13	20,049,219

See accompanying notes to the financial statements.
5

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Credit Cards — continued
7,000,000	Advanta Business Card Master Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR + .06%, 5.38%, due 04/20/12	7,001,470
15,000,000	American Express Credit Account Master Trust, Series 02-6, Class A, Variable Rate, 1 mo. LIBOR + .14%, 5.46%, due 03/15/10	15,010,500
5,000,000	American Express Credit Account Master Trust, Series 03-1, Class A, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 09/15/10	5,006,050
9,800,000	American Express Credit Account Master Trust, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR, 5.32%, due 01/18/11	9,804,900
35,000,000	American Express Credit Account Master Trust, Series 05-5, Class A, Variable Rate, 1 mo. LIBOR + .04%, 5.36%, due 02/15/13	35,010,850
25,000,000	American Express Credit Account Master Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .03%, 5.35%, due 12/15/13	25,005,000
25,000,000	Arran, Series 2005-A, Class A, Variable Rate, 1 mo. LIBOR + .02%, 5.34%, due 12/15/10	24,992,500
20,000,000	Bank One Issuance Trust, Series 02-A5, Class A5, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 06/15/10	20,013,355
5,000,000	Bank One Issuance Trust, Series 03-A1, Class A1, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 09/15/10	5,004,686
11,670,000	Bank One Issuance Trust, Series 03-A10, Class A10, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 06/15/11	11,702,326
38,635,000	Bank One Issuance Trust, Series 03-A3, Class A3, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 12/15/10	38,714,974
10,000,000	Capital One Master Trust, Series 01-6, Class A, Variable Rate, 1 mo. LIBOR + .19%, 5.51%, due 06/15/11	10,026,800
30,000,000	Capital One Master Trust, Series 02-1A, Class A, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 11/15/11	30,113,672
15,000,000	Capital One Multi-Asset Execution Trust, Series 04-A2, Class A2, Variable Rate, 1 mo. LIBOR + .09%, 5.41%, due 01/17/12	15,026,235
15,000,000	Capital One Multi-Asset Execution Trust, Series 04-A3, Class A3, Variable Rate, 1 mo. LIBOR + .10%, 5.42%, due 02/15/12	15,030,276
26,275,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, Variable Rate, 3 mo. LIBOR + .15%, 5.51%, due 06/16/14	26,410,819
28,000,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 08/15/13	28,000,000
14,000,000	Chase Issuance Trust, Series 05-A9, Class A9, Variable Rate, 1 mo. + .02%, 5.34%, due 11/15/11	14,024,080

See accompanying notes to the financial statements.
6

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)		Description	Value ($)
		Credit Cards — continued
	46,500,000	Chase Issuance Trust, Series 06-A7, Class A, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 02/15/13	46,483,725
	5,500,000	Chase Issuance Trust, Series 07-A1, Class A1, Variable Rate, 1 mo. LIBOR + .02%, 5.34%, due 03/15/13	5,499,953
	22,000,000	Citibank Credit Card Issuance Trust, Series 01-A1, Class A1, Variable Rate, 3 mo. LIBOR + .17%, 5.53%, due 02/07/10	22,030,800
	16,000,000	Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, Variable Rate, 3 mo. LIBOR + .14%, 5.50%, due 08/15/13	16,076,800
	61,500,000	Citibank Credit Card Issuance Trust, Series 03-A4, Class A4, Variable Rate, 3 mo. LIBOR + .07%, 5.44%, due 03/20/09	61,502,402
	20,000,000	Citibank Credit Card Issuance Trust, Series 04-A3, Class A3, Variable Rate, 3 mo. LIBOR + .07%, 5.43%, due 07/25/11	20,032,000
	10,000,000	Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, Variable Rate, 1 mo. LIBOR + .07%, 5.39%, due 04/24/14	10,032,000
	23,000,000	Citibank Credit Card Issuance Trust, Series 06-A6, Class A6, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 05/24/12	23,039,100
	22,000,000	Discover Card Master Trust I, Series 01-1, Class A, Variable Rate, 1 mo. LIBOR + .22%, 5.54%, due 01/15/08	22,042,271
	10,000,000	Discover Card Master Trust I, Series 02-3, Class A, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 11/17/09	10,002,000
	45,000,000	Discover Card Master Trust I, Series 03-2, Class A, Variable Rate, 1 mo. LIBOR + .13%, 5.45%, due 08/15/10	45,049,219
	12,000,000	Discover Card Master Trust I, Series 03-4, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 05/15/11	12,019,747
	5,405,000	Discover Card Master Trust I, Series 04-2, Class A1, Variable Rate, 1 mo. LIBOR + .02%, 5.34%, due 05/15/10	5,405,540
	6,950,000	Discover Card Master Trust I, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 09/16/10	6,951,389
	46,000,000	Discover Card Master Trust I, Series 05-3, Class A, Variable Rate, 1 mo. LIBOR + .02%, 5.34%, due 05/15/11	46,000,000
	7,000,000	Discover Card Master Trust I, Series 05-4, Class A1, Variable Rate, 1 mo. LIBOR + .06%, 5.38%, due 06/18/13	7,004,817
	4,000,000	Discover Card Master Trust I, Series 07-1, Class A, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 08/15/12	4,000,000
GBP	10,000,000	Earls Five Ltd., Series E, MTN, Variable Rate, 3 mo. GBP LIBOR + .14%, 5.68%, due 02/27/08	19,663,302

See accompanying notes to the financial statements.
7

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Credit Cards — continued
5,400,000	GE Capital Credit Card Master Note Trust, Series 04-2, Class A, Variable Rate, 1 mo. LIBOR + .04%, 5.36%, due 09/15/10	5,402,003
25,000,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .04%, 5.36%, due 03/15/13	25,021,111
20,000,000	Gracechurch Card Funding Plc, Series 2, Class A, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 10/15/09	20,014,000
3,000,000	MBNA Credit Card Master Note Trust Series 01-A5 Class A5, Variable Rate, 1 mo. LIBOR + .21%, 5.53%, due 03/15/11	3,009,390
6,220,000	MBNA Credit Card Master Note Trust, Series 02-A9, Class A9, Variable Rate, 3 mo. LIBOR + .09%, 5.45%, due 12/15/09	6,221,866
31,976,000	MBNA Credit Card Master Note Trust, Series 03-A3, Class A3, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 08/16/10	32,008,296
14,000,000	MBNA Credit Card Master Note Trust, Series 04-A7, Class A7, Variable Rate, 1 mo. LIBOR + .10%, 5.42%, due 12/15/11	14,017,500
15,000,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 01/15/14	15,072,000
19,000,000	MBNA Credit Card Master Note Trust, Series 05-A5, Class A5, Variable Rate, 1 mo. LIBOR, 5.32%, due 12/15/10	19,001,484
20,000,000	MBNA Credit Card Master Note Trust, Series 06-A4, Class A4, Variable Rate, 1 mo. LIBOR - .01%, 5.31%, due 09/15/11	20,006,250
9,100,000	Nordstrom Credit Card Master Note Trust, Series 02-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .27%, 5.59%, due 10/13/10	9,102,730
25,000,000	Pillar Funding Plc, Series 04-2, Class A, 144A, Variable Rate, 3 mo. LIBOR + .14%, 5.50%, due 09/15/11	25,017,500
60,500,000	Turquoise Card Backed Securities Plc, Series 06-1A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 05/16/11	60,492,910
18,000,000	World Financial Network Credit Card Master Trust, Series 02-A, Class A, Variable Rate, 1 mo. LIBOR + .43%, 5.75%, due 08/15/11	18,048,600
31,100,000	World Financial Network Credit Card Master Trust, Series 04-A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 03/15/13	31,146,650
15,000,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, Variable Rate, 1 mo. LIBOR + .13%, 5.45%, due 02/15/17	15,000,000
	Total Credit Cards	1,070,868,982
	Emerging Markets Collateralized Debt Obligations — 0.24%
16,000,000	Santiago CDO Ltd., Series 05-1A, Class A, 144A, Variable Rate, 6 mo. LIBOR + .40%, 5.81%, due 04/18/17	16,001,600

See accompanying notes to the financial statements.
8

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Equipment Leases — 0.46%
7,500,000	CNH Equipment Trust, Series 04-A, Class A4A, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 09/15/11	7,504,395
23,000,000	CNH Equipment Trust, Series 05-A, Class A4A, Variable Rate, 1 mo. LIBOR + .04%, 5.36%, due 06/15/12	23,000,000
	Total Equipment Leases	30,504,395
	High Yield Collateralized Debt Obligations — 0.03%
1,670,817	SHYPPCO Finance Co., Series II, Class A-2B, 6.64%, due 06/15/10	1,649,932
	Insurance Premiums — 0.79%
25,000,000	AICCO Premium Finance Master Trust, Series 04-1A, Class A, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 11/17/08	25,005,859
16,000,000	AICCO Premium Finance Master Trust, Series 05-1, Class A, Variable Rate, 1 mo. LIBOR + .08%, 5.40%, due 04/15/10	16,043,200
11,000,000	Mellon Bank Premium Finance Loan Master Trust, Series 04-1, Class A, Variable Rate, 3 mo. LIBOR + .16%, 5.52%, due 06/15/09	11,025,300
	Total Insurance Premiums	52,074,359
	Insured Auto Financing — 3.49%
17,500,000	Aesop Funding II LLC, Series 03-5A, Class A2, 144A, XL Capital Assurance, Variable Rate, 1 mo. LIBOR +.38%, 5.70%, due 12/20/09	17,584,193
3,000,000	Aesop Funding II LLC, Series 04-2A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 04/20/08	3,000,000
10,000,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 04/20/10	9,964,500
19,550,000	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .08%, 5.40%, due 05/06/12	19,565,847
35,000,000	AmeriCredit Automobile Receivables Trust, Series 06-RM, Class A1, MBIA,, 5.37%, due 10/06/09	35,025,775
13,682,268	Capital One Auto Finance Trust, Series 04-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .10%, 5.42%, due 03/15/11	13,691,316
10,510,842	Capital One Auto Finance Trust, Series 04-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 08/15/11	10,519,474
37,000,000	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .01%, 5.33%, due 12/15/12	37,075,156
29,000,000	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, Variable Rate, 1 mo. LIBOR + .02%, 5.34%, due 07/15/13	28,985,500

See accompanying notes to the financial statements.
9

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Insured Auto Financing — continued
8,000,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, Variable Rate, 1 mo. LIBOR + .02%, 5.34%, due 11/15/13	7,995,200
9,000,000	Hertz Vehicle Financing LLC, Series 05-1A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .14%, 5.46%, due 02/25/10	9,001,800
8,000,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 11/25/11	8,025,855
15,000,000	Rental Car Finance Corp., Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 06/25/09	15,012,915
6,244,992	UPFC Auto Receivables Trust, Series 06-B, Class A1, AMBAC, 5.34%, due 12/15/07	6,244,992
8,740,000	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	8,722,258
	Total Insured Auto Financing	230,414,781
	Insured Business Loans — 0.19%
6,240,705	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .44%, 5.76%, due 10/25/30	6,257,951
6,367,437	Golden Securities Corp., Series 03-A, Class A1, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 5.62%, due 12/02/13	6,370,875
	Total Insured Business Loans	12,628,826
	Insured Collateralized Loan Obligations — 0.01%
385,316	PAM Capital Funding Corp., Series 98-1W, Class A, 144A, FSA, Variable Rate, 3 mo. LIBOR + .165%, 5.53%, due 05/01/10	385,436
	Insured Credit Cards — 0.70%
11,000,000	Cabela's Master Credit Card Trust, Series 03-1A, Class A, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .30%, 5.62%, due 01/15/10	11,030,800
35,000,000	Cabela's Master Credit Card Trust, Series 04-2A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 03/15/11	35,061,581
	Total Insured Credit Cards	46,092,381
	Insured High Yield Collateralized Debt Obligations — 0.93%
28,269,231	Augusta Funding Ltd., Series 10A, Class F-1, 144A, CapMAC, Variable Rate, 3 mo. LIBOR +.25%, 5.61%, due 06/30/17	28,269,230
1,391,880	Cigna CBO Ltd, Series 96-1, Class A2, 144A, Variable Rate, CapMAC, 6.46%, due 11/15/08	1,392,019

See accompanying notes to the financial statements.
10

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)		Description	Value ($)
		Insured High Yield Collateralized Debt Obligations — continued
	10,000,000	GSC Partners CDO Fund Ltd, Series 03-4A, Class A3, 144A, AMBAC, Variable Rate, 3 mo. LIBOR + .46%, 5.82%, due 12/16/15	10,002,338
	4,478,032	GSC Partners CDO Fund Ltd, Series 1A, Class A, 144A, FSA, Variable Rate, 6 mo. LIBOR + .40%, 5.80%, due 05/09/12	4,478,480
	17,592,489	GSC Partners CDO Fund Ltd, Series 2A, Class A, 144A, FSA, Variable Rate, 6 mo. LIBOR + .52%, 5.89%, due 05/22/13	17,594,248
		Total Insured High Yield Collateralized Debt Obligations	61,736,315
		Insured Residential Asset-Backed Securities (European) — 0.15%
GBP	1,880,168	RMAC Plc, Series 03-NS1A, Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .45%, 5.73%, due 06/12/35	3,700,318
GBP	3,266,441	RMAC Plc, Series 03-NS2A, Class A2A, 144A, AMBAC, Variable Rate, 3 mo. GBP LIBOR + .40%, 5.68%, due 09/12/35	6,433,102
		Total Insured Residential Asset-Backed Securities (European)	10,133,420
		Insured Residential Asset-Backed Securities (United States) — 0.15%
	6,893,909	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .38%, 5.70%, due 12/25/33	6,955,265
	1,182,309	Quest Trust, Series 03-X4A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .43%, 5.75%, due 12/25/33	1,183,842
	1,946,931	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 5.65%, due 03/25/34	1,956,860
		Total Insured Residential Asset-Backed Securities (United States)	10,095,967
		Insured Residential Mortgage-Backed Securities (United States) — 1.24%
	1,539,406	Chevy Chase Mortgage Funding Corp., Series 03-4, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .34%, 5.66%, due 10/25/34	1,539,406
	3,823,731	Chevy Chase Mortgage Funding Corp., Series 04-1A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .33%, 5.65%, due 01/25/38	3,823,731
	10,000,000	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, Variable Rate, 1 mo. LIBOR + .23%, 5.55%, due 10/25/34	10,019,800
	37,000,000	GMAC Mortgage Corp. Loan Trust, Series 05-HE3, Class A1, AMBAC, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 02/25/36	36,999,877
	1,455,532	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .23%, 5.55%, due 07/25/29	1,455,827

See accompanying notes to the financial statements.
11

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Insured Residential Mortgage-Backed Securities (United States) — continued
1,338,243	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .28%, 5.60%, due 08/15/30	1,339,715
3,357,318	Lehman ABS Corp., Series 04-2, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .22%, 5.54%, due 06/25/34	3,359,867
1,076,262	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, Variable Rate, 1 mo. LIBOR + .29%, 5.61%, due 12/25/32	1,076,703
9,415,640	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, Variable Rate, 1 mo. LIBOR + .19%, 5.51%, due 11/25/35	9,425,903
6,067,844	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, Variable Rate, 1 mo. LIBOR + .37%, 5.69%, due 09/27/32	6,078,201
6,575,476	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, Variable Rate, 1 mo. LIBOR + .22%, 5.54%, due 06/25/34	6,580,990
	Total Insured Residential Mortgage-Backed Securities (United States)	81,700,020
	Insured Time Share — 0.43%
4,542,334	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 05/20/16	4,538,255
8,278,464	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 05/20/17	8,277,170
15,806,808	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 05/20/18	15,806,744
	Total Insured Time Share	28,622,169
	Insured Transportation — 0.16%
10,750,000	GE Seaco Finance, Series 04-1A, Class A, 144A, AMBAC, Variable Rate, 1 mo. LIBOR + .30%, 5.62%, due 04/17/19	10,750,000
	Investment Grade Corporate Collateralized Debt Obligations — 3.20%
20,000,000	Counts Trust, Series 04-2, 144A, Variable Rate, 3 mo. LIBOR + .95%, 6.32%, due 09/20/09	20,381,800
10,000,000	Morgan Stanley ACES SPC, Series 04-12, Class A, 144A, Variable Rate, 3 mo. LIBOR + .60%, 5.97%, due 08/05/09	10,100,000
7,000,000	Morgan Stanley ACES SPC, Series 04-12, Class I, 144A, Variable Rate, 3 mo. LIBOR + 0.80%, 6.28%, due 08/05/09	7,077,000

See accompanying notes to the financial statements.
12

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Investment Grade Corporate Collateralized Debt Obligations — continued
6,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, Variable Rate, 3 mo. LIBOR + .45%, 5.84%, due 12/20/09	6,051,000
11,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, Variable Rate, 3 mo. LIBOR + .65%, 6.04%, due 12/20/09	11,137,500
3,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, Variable Rate, 3 mo. LIBOR + .75%, 6.14%, due 12/20/09	3,025,500
16,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .52%, 5.89%, due 03/20/10	16,064,000
30,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, Variable Rate, 3 mo. LIBOR + .40%, 5.77%, due 12/20/10	30,120,000
16,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .45%, 5.82%, due 03/20/10	16,080,000
46,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, Variable Rate, 3 mo. LIBOR + .29%, 5.66%, due 06/20/13	46,046,000
15,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, Variable Rate, 1 mo. LIBOR + .70%, 6.07%, due 08/01/11	15,243,750
30,000,000	Salisbury International Investments Ltd., Series E, MTN, Variable Rate, 3 mo. LIBOR + .42%, 5.79%, due 06/22/10	29,947,500
	Total Investment Grade Corporate Collateralized Debt Obligations	211,274,050
	Other — 1.56%
30,000,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	30,558,240
4,531,250	Ensec Home Finance Pool Ltd., Series 05-R1A, 144A, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 05/15/14	4,703,437
19,538,457	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 09/15/41	19,541,584
18,958,602	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 12/15/41	18,961,635
29,000,000	TIB Card Receivables Fund, 144A, FGIC, Variable Rate, 4 mo. LIBOR + .25%, 5.61%, due 01/05/14	29,058,000
	Total Other	102,822,896

See accompanying notes to the financial statements.
13

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Rate Reduction Bonds — 1.00%
3,510,000	Connecticut RRB Special Purpose Trust CL&P-1, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .31%, 5.67%, due 12/30/10	3,520,355
23,000,000	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	22,491,700
30,000,000	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	29,287,045
10,381,264	PSE&G Transition Funding LLC, Series 01-1, Class A4, Variable Rate, 3 mo. LIBOR + .30%, 5.66%, due 06/15/11	10,416,560
	Total Rate Reduction Bonds	65,715,660
	Residential Asset-Backed Securities (United States) — 22.68%
7,766,657	Accredited Mortage Loan Trust, Series 07-1, Class A1, Variable Rate, 1 mo. LIBOR + .05%, 5.37%, due 02/25/37	7,765,234
2,899,574	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, Variable Rate, 1 mo. LIBOR + .39%, 5.71%, due 01/25/35	2,906,143
16,378,000	ACE Securities Corp., Series 05-AG1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 5.53%, due 08/25/35	16,378,819
20,000,000	ACE Securities Corp., Series 05-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .21%, 5.53%, due 09/25/35	20,007,600
7,000,000	ACE Securities Corp., Series 05-ASP1, Class A2C, Variable Rate, 1 mo. LIBOR + .27%, 5.59%, due 09/25/35	7,013,930
1,279,021	ACE Securities Corp., Series 05-RM2, Class A2B, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 06/25/35	1,279,072
9,474,725	ACE Securities Corp., Series 06-ASL1, Class A, Variable Rate, 1 mo. LIBOR + .14%, 5.46%, due 02/25/36	9,474,725
36,409,000	ACE Securities Corp., Series 06-ASP1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 12/25/35	36,409,000
30,000,000	ACE Securities Corp., Series 06-ASP2, Class A2B, Variable Rate, 1 mo. LIBOR + .14%, 5.46%, due 03/25/36	29,996,700
10,000,000	ACE Securities Corp., Series 06-ASP2, Class A2C, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 03/25/36	9,996,000
17,000,000	ACE Securities Corp., Series 06-ASP4, Class A2B, Variable Rate, 1 mo. LIBOR + .10%, 5.42%, due 08/25/36	16,990,480
24,000,000	ACE Securities Corp., Series 06-ASP5, Class A2C, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 10/25/36	23,979,600
8,203,551	ACE Securities Corp., Series 06-CW1, Class A2A, Variable Rate, 1 mo. LIBOR + .05%, 5.37%, due 07/25/36	8,203,058

See accompanying notes to the financial statements.
14

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
22,000,000	ACE Securities Corp., Series 06-CW1, Class A2B, Variable Rate, 1 mo. LIBOR + .10%, 5.42%, due 07/25/36	21,994,060
17,500,000	ACE Securities Corp., Series 06-HE3, Class A2B, Variable Rate, 1 mo. LIBOR + .09%, 5.41%, due 06/25/36	17,493,700
13,000,000	ACE Securities Corp., Series 06-OP1, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 04/25/36	12,991,550
16,835,228	ACE Securities Corp., Series 06-SL1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 09/25/35	16,836,238
20,664,629	ACE Securities Corp., Series 06-SL3, Class A1, Variable Rate, 1 mo. LIBOR + .10%, 5.42%, due 06/25/36	20,654,916
14,036,000	ACE Securities Corp., Series 06-SL3, Class A2, Variable Rate, 1 mo. LIBOR + .17%, 5.49%, due 06/25/36	13,995,997
44,395,426	ACE Securities Corp., Series 07-HE1, Class A2A, Variable Rate, 1 mo. LIBOR + .09%, 5.41%, due 01/25/37	44,395,426
21,179,258	ACE Securities Corp., Series 07-WM1, Class A2A, Variable Rate, 1 mo. LIBOR + .07%, 5.39%, due 11/25/36	21,175,446
7,000,000	Aegis Asset Backed Securities Trust, Series 05-5, Class 1A2, Variable Rate, 1 mo. LIBOR + .18%, 5.50%, due 12/25/35	7,006,580
8,052,639	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, Variable Rate, 1 mo. LIBOR + .21%, 5.53%, due 07/25/34	8,066,248
6,097,853	Argent Securities, Inc., Series 04-W8, Class A5, Variable Rate, 1 mo. LIBOR + .52%, 5.84%, due 05/25/34	6,103,570
35,000,000	Argent Securities, Inc., Series 06-W2, Class A2B, Variable Rate, 1 mo. LIBOR + .19%, 5.51%, due 03/25/36	35,021,000
13,000,000	Argent Securities, Inc., Series 06-W5, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 06/25/36	13,000,000
19,000,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 10/25/36	19,000,000
13,500,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 10/25/36	13,500,000
7,311,963	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, Variable Rate, 1 mo. LIBOR + .06%, 5.38%, due 11/25/36	7,313,106
10,000,000	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 5.82%, due 05/28/39	10,011,230
10,400,000	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .65%, 5.97%, due 05/28/39	10,429,244

See accompanying notes to the financial statements.
15

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
15,000,000	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .50%, 5.82%, due 02/28/40	15,019,336
9,694,766	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 11/25/36	9,693,409
10,000,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 11/25/36	9,998,700
15,000,000	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 02/25/37	15,000,000
235,508	Carrington Mortgage Loan Trust, Series 05-OPT2, Class A1B, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 05/25/35	236,026
26,000,000	Carrington Mortgage Loan Trust, Series 05-OPT2, Class A1C, Variable Rate, 1 mo. LIBOR + .23%, 5.55%, due 05/25/35	26,059,800
39,000,000	Carrington Mortgage Loan Trust, Series 06-NC1, Class A2, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 01/25/36	39,097,500
5,659,112	Centex Home Equity, Series 05-A, Class AV3, Variable Rate, 1 mo. LIBOR + .34%, 5.66%, due 01/25/35	5,659,112
32,000,000	Centex Home Equity, Series 05-C, Class AV3, Variable Rate, 1 mo. LIBOR + .23%, 5.55%, due 06/25/35	32,035,000
16,500,000	Centex Home Equity, Series 06-A, Class AV3, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 06/25/36	16,533,000
999,799	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, Variable Rate, 1 mo. LIBOR + .27%, 5.59%, due 04/25/33	1,000,778
801,232	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, Variable Rate, 1 mo. LIBOR + .41%, 5.73%, due 10/25/34	803,716
14,500,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 12/25/36	14,516,211
46,500,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, Variable Rate, 1 mo. LIBOR + .14%, 5.46%, due 02/25/37	46,474,934
38,587,989	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, Variable Rate, 1 mo. LIBOR + .08%, 5.40%, due 03/25/37	38,594,428
24,447,082	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 04/25/36	24,447,082
639,658	Equity One ABS, Inc., Series 04-1, Class AV2, Variable Rate, 1 mo. LIBOR + .30%, 5.62%, due 04/25/34	640,958
18,500,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 04/25/36	18,494,941

See accompanying notes to the financial statements.
16

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
16,079,456	Fremont Home Loan Trust, Series 05-B, Class 2A2, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 04/25/35	16,069,969
2,260,831	Fremont Home Loan Trust, Series 05-C, Class 2A2, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 07/25/35	2,260,655
23,625,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 08/25/36	23,720,469
29,477,000	GE-WMC Mortgage Securities, Series 05-2, Class A2B, Variable Rate, 1 mo. LIBOR + .17%, 5.49%, due 12/25/35	29,504,635
19,000,000	GE-WMC Mortgage Securities, Series 06-1, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 08/25/36	19,020,900
9,184,540	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 07/25/30	9,128,572
8,736,017	GSAMP Trust, Series 05-HE3, Class A2B, Variable Rate, 1 mo. LIBOR + .22%, 5.54%, due 06/25/35	8,737,321
17,000,000	Home Equity Asset Trust, Series 05-4, Class 2A2, Variable Rate, 1 mo. LIBOR + .23%, 5.55%, due 10/25/35	17,047,175
6,986,984	Household Home Equity Loan Trust, Series 05-2, Class A2, Variable Rate, 1 mo. LIBOR + .31%, 5.63%, due 01/20/35	7,003,633
7,722,417	Household Home Equity Loan Trust, Series 05-3, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 5.61%, due 01/20/35	7,738,707
23,231,820	Household Home Equity Loan Trust, Series 06-1, Class A1, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 01/20/36	23,239,987
6,604,032	IndyMac Residential Asset Backed Trust, Series 06-B, Class 2A1, Variable Rate, 1 mo. LIBOR + .06%, 5.38%, due 03/14/10	6,604,173
38,000,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, Variable Rate, 1 mo. LIBOR + .12%, 5.44%, due 12/25/36	37,988,220
238,163	Master Asset Backed Securities Trust, Series 04-OPT1, Class A3, Variable Rate, 1 mo. LIBOR + .26%, 5.58%, due 02/25/34	238,206
42,000,000	Master Asset Backed Securities Trust, Series 06-WMC1, Class A2, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 02/25/36	42,054,684
10,000,000	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 10/25/35	10,018,810
25,910,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 03/25/36	25,940,159
5,038,785	Master Asset-Backed Securities Trust, Series 06-HE1, Class A1, Variable Rate, 1 mo. LIBOR + .08%, 5.40%, due 01/25/36	5,039,214

See accompanying notes to the financial statements.
17

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
14,300,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 06/25/36	14,300,243
30,390,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 08/25/36	30,659,225
17,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 10/25/36	17,077,486
15,772,601	Master Second Lien Trust, Series 06-1, Class A, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 03/25/36	15,785,440
3,305,639	Morgan Stanley ABS Capital I, Series 04-HE5, Class A4, Variable Rate, 1 mo. LIBOR + .53%, 5.85%, due 06/25/34	3,307,059
6,127,159	Morgan Stanley ABS Capital I, Series 04-SD1, Class A, Variable Rate, 1 mo. LIBOR + .40%, 5.72%, due 08/25/34	6,135,776
26,001,260	Morgan Stanley Home Equity Loans, Series 05-2, Class A2B, Variable Rate, 1 mo. LIBOR + 0.22%, 5.54%, due 05/25/35	26,011,660
5,034,563	Morgan Stanley Home Equity Loans, Series 06-2, Class A1, Variable Rate, 1 mo. LIBOR + 0.07%, 5.39%, due 02/25/36	5,034,366
27,500,000	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 04/25/36	27,506,445
11,500,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, Variable Rate, 1 mo. LIBOR + 0.15%, 5.47%, due 11/25/36	11,500,000
20,000,000	Nomura Home Equity Loan, Inc., Series 05-FM1, Class 2A2, Variable Rate, 1 mo. LIBOR + .22%, 5.54%, due 05/25/35	20,006,250
16,016,000	Nomura Home Equity Loan, Inc., Series 06-FM1, Class 2A2, Variable Rate, 1 mo. LIBOR + .16%, 5.48%, due 11/25/35	16,018,503
4,000,000	Option One Mortgage Loan Trust, Series 05-3, Class A4, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 08/25/35	4,007,500
4,754,777	Park Place Securities, Inc., Series 05-WCW2, Class A2B, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 07/25/35	4,767,139
16,141,751	People's Choice Home Loan Securities Trust, Series 05-3, Class 1A2, Variable Rate, 1 mo. LIBOR + .27%, 5.59%, due 08/25/35	16,160,351
28,000,000	People's Choice Home Loan Securities Trust, Series 05-4, Class 1A2, Variable Rate, 1 mo. LIBOR + .26%, 5.58%, due 12/25/35	28,065,520
8,402,989	RAAC Series Trust, Series 05-RP3, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .23%, 5.55%, due 05/25/39	8,402,989
24,235,000	RAAC Series Trust, Series 06-SP1, Class A2, Variable Rate, 1 mo. LIBOR + .19%, 5.51%, due 09/25/45	24,248,254

See accompanying notes to the financial statements.
18

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Asset-Backed Securities (United States) — continued
16,000,000	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, Variable Rate, 1 mo. LIBOR + .23%, 5.55%, due 04/25/35	16,000,000
12,000,000	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 5.61%, due 10/25/33	12,019,200
279,557	Saxon Asset Securities Trust, Series 04-1, Class A, Variable Rate, 1 mo. LIBOR + .27%, 5.59%, due 03/25/35	279,557
3,151,707	Security National Mortgage Loan Trust, Series 05-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 5.61%, due 02/25/36	3,152,199
12,237,406	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .29%, 5.61%, due 10/25/36	12,239,796
14,455,000	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, Variable Rate, 1 mo. LIBOR + .26%, 5.58%, due 10/25/35	14,488,825
3,855,549	Soundview Home Equity Loan Trust, Series 06-OPT1, Class 2A1, Variable Rate, 1 mo. LIBOR + .07%, 5.39%, due 03/25/36	3,854,947
20,000,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, Variable Rate, 1 mo. LIBOR + .15%, 5.47%, due 06/25/37	19,985,938
13,000,000	Structured Asset Investment Loan Trust, Series 06-1, Class A3, Variable Rate, 1 mo. LIBOR + .20%, 5.52%, due 01/25/36	12,983,324
28,324,679	Structured Asset Securities Corp., Series 05-S6, Class A2, Variable Rate, 1 mo. LIBOR + .29%, 5.61%, due 11/25/35	28,358,094
	Total Residential Asset-Backed Securities (United States)	1,497,405,178
	Residential Mortgage-Backed Securities (Australian) — 4.18%
13,286,930	Australian Mortgage Securities II, Series G3, Class A1A, Variable Rate, 3 mo. LIBOR + .21%, 5.57%, due 01/10/35	13,314,699
14,133,498	Crusade Global Trust, Series 04-2, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 5.49%, due 11/19/37	14,154,698
6,645,243	Crusade Global Trust, Series 05-1, Class A1, Variable Rate, 3 mo. LIBOR + .06%, 5.42%, due 06/17/37	6,642,385
21,548,758	Crusade Global Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .06%, 5.42%, due 07/20/38	21,542,940
10,644,235	Interstar Millennium Trust Series 03-3G Class A2, Variable Rate, 3 mo. LIBOR + .25%, 5.62%, due 09/27/35	10,669,781
10,758,545	Interstar Millennium Trust, Series 03-5G, Class A2, Variable Rate, 3 mo. LIBOR + .25%, 5.61%, due 01/20/36	10,776,835
10,919,824	Interstar Millennium Trust, Series 04-2G, Class A, Variable Rate, 3 mo. LIBOR + .20%, 5.56%, due 03/14/36	10,939,480

See accompanying notes to the financial statements.
19

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (Australian) — continued
5,117,544	Interstar Millennium Trust, Series 05-1G, Class A, Variable Rate, 3 mo. LIBOR + .12%, 5.47%, due 12/08/36	5,120,512
6,959,582	Medallion Trust, Series 03-1G, Class A, Variable Rate, 3 mo. LIBOR + .19%, 5.56%, due 12/21/33	6,973,641
9,477,480	Medallion Trust, Series 04-1G, Class A1, Variable Rate, 3 mo. LIBOR + .13%, 5.49%, due 05/25/35	9,517,285
5,175,124	Medallion Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .08%, 5.44%, due 05/10/36	5,175,072
24,694,248	Medallion Trust, Series 06-1G, Class A1, Variable Rate, 3 mo. LIBOR + .05%, 5.41%, due 06/14/37	24,695,730
17,000,000	Medallion Trust, Series 07-1G, Class A1, Variable Rate, 3 mo. LIBOR + .04%, 5.40%, due 02/27/39	17,000,000
16,075,914	National RMBS Trust, Series 04-1, Class A1, Variable Rate, 3 mo. LIBOR + .11%, 5.47%, due 03/20/34	16,087,167
38,641,734	National RMBS Trust, Series 06-3, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 5.43%, due 10/20/37	38,623,573
38,640,000	Puma Finance Ltd., Series G5, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .07%, 5.43%, due 02/21/38	38,640,000
6,241,887	Superannuation Members Home Loans Global Fund, Series 7, Class A1, Variable Rate, 3 mo. LIBOR + .14%, 5.49%, due 03/09/36	6,249,577
5,322,118	Superannuation Members Home Loans Global Fund, Series 8, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 5.43%, due 01/12/37	5,321,054
14,716,866	Westpac Securitization Trust, Series 05-1G, Class A1, Variable Rate, 3 mo. LIBOR + .07%, 5.44%, due 03/23/36	14,713,923
	Total Residential Mortgage-Backed Securities (Australian)	276,158,352
	Residential Mortgage-Backed Securities (European) — 6.54%
16,600,000	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, Variable Rate, 1 mo. LIBOR + .11%, 5.48%, due 09/20/66	16,618,260
16,000,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .09%, 5.45%, due 02/17/52	16,000,000
36,046,107	Gracechurch Mortgage Financing Plc, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .03%, 5.39%, due 11/20/31	36,028,084
11,301,794	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 5.43%, due 10/11/41	11,304,054
8,484,297	Granite Master Issuer Plc, Series 05-2, Class A4, Variable Rate, 3 mo. LIBOR + .08%, 5.44%, due 12/20/54	8,486,401

See accompanying notes to the financial statements.
20

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
15,000,000	Granite Master Issuer Plc, Series 06-2, Class A4, Variable Rate, 3 mo. LIBOR + .04%, 5.41%, due 12/20/54	14,971,289
11,000,000	Granite Master Issuer Plc, Series 07-1, Class 1A1, Variable Rate, 1 mo. LIBOR + .03%, 5.35%, due 12/20/30	10,998,149
15,000,000	Granite Mortgages Plc, Series 04-3, Class 2A1, Variable Rate, 3 mo. LIBOR + .14%, 5.51%, due 09/20/44	15,013,800
49,000,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, Variable Rate, 3 mo. LIBOR + .08%, 5.44%, due 07/15/40	48,998,530
30,000,000	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, Variable Rate, 3 mo. LIBOR + .06%, 5.42%, due 12/10/43	30,000,000
9,923,600	Leek Finance Plc, Series 14A Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .18%, 5.55%, due 09/21/36	9,925,585
14,678,250	Leek Finance Plc, Series 15A, Class AB, 144A, Variable Rate, 3 mo. LIBOR + .14%, 5.51%, due 03/21/37	14,669,443
452,080	Leek Finance Plc, Series 16A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .06%, 5.43%, due 09/21/37	452,075
5,000,000	Leek Finance Plc, Series 17A, Class A2B, 144A, Variable Rate, 3 mo. LIBOR + .14%, 5.51%, due 03/23/09	4,998,500
13,420,455	Lothian Mortgages Master Issuer Plc, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR - .03%, 5.29%, due 01/24/28	13,447,296
4,967,660	Lothian Mortgages Plc, Series 3A, Class A1, 144A, Variable Rate, 3 mo. LIBOR + .14%, 5.52%, due 07/24/19	4,970,104
14,000,000	Mound Financing Plc, Series 5A, Class 2A, 144A, Variable Rate, 3 mo. LIBOR + .04%, 5.40%, due 05/08/16	14,000,000
24,537,789	Paragon Mortgages Plc, Series 11A, Class A1, 144A, Variable Rate, 1 mo. LIBOR - .01%, 5.31%, due 10/15/41	24,532,881
19,258,234	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, Variable Rate, 3 mo. LIBOR + .11%, 5.47%, due 11/15/38	19,258,234
13,465,792	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, Variable Rate, 3 mo. LIBOR, 5.57%, due 05/15/34	13,471,852
15,000,000	Permanent Financing Plc, Series 5, Class 2A, Variable Rate, 3 mo. LIBOR + .11%, 5.46%, due 06/10/11	15,003,015
10,000,000	Permanent Financing Plc, Series 6, Class 2A, Variable Rate, 3 mo. LIBOR + .09%, 5.44%, due 12/10/11	10,024,400
5,000,000	Permanent Financing Plc, Series 7, Class 2A, Variable Rate, 3 mo. LIBOR + .04%, 5.39%, due 09/10/14	5,000,196

See accompanying notes to the financial statements.
21

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Residential Mortgage-Backed Securities (European) — continued
22,500,000	Permanent Financing Plc, Series 8, Class 2A, Variable Rate, 3 mo. LIBOR + .07%, 5.42%, due 06/10/14	22,558,275
8,000,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, Variable Rate, 3 mo. LIBOR + .08%, 5.41%, due 10/15/33	8,000,000
4,386,880	Residential Mortgage Securities, Series 20A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 5.43%, due 08/10/30	4,387,052
39,000,000	RMAC Securities Plc, Series 06-NS4A, Class A1B, 144A, Variable Rate, 3 mo. LIBOR + .07%, 5.41%, due 06/12/25	39,007,800
	Total Residential Mortgage-Backed Securities (European)	432,125,275
	Residential Mortgage-Backed Securities (United States) — 0.15%
2,641,692	Chevy Chase Mortgage Funding Corp., Series 04-3, Class A2, 144A, Variable Rate, 1 mo. LIBOR + .25%, 5.62%, due 08/25/35	2,641,692
7,401,541	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .25%, 5.57%, due 02/26/34	7,399,228
	Total Residential Mortgage-Backed Securities (United States)	10,040,920
	Student Loans — 6.19%
22,000,000	College Loan Corp. Trust, Series 04-1, Class A2, Variable Rate, 3 mo. LIBOR + .11%, 5.47%, due 04/25/16	22,021,560
8,000,000	College Loan Corp. Trust, Series 05-1, Class A1, Variable Rate, 3 mo. LIBOR + .03%, 5.39%, due 01/25/14	7,998,924
15,500,000	College Loan Corp. Trust, Series 06-1, Class A2, Variable Rate, 3 mo. LIBOR + .02%, 5.38%, due 04/25/22	15,535,650
8,000,000	College Loan Corp. Trust, Series 07-1, Class A1, Variable Rate, 3 mo. LIBOR + .01%, 5.34%, due 01/25/23	8,000,000
7,253,077	Collegiate Funding Services Education Loan Trust I, Series 05-A, Class A1, Variable Rate, 3 mo. LIBOR + .02%, 5.38%, due 09/29/14	7,251,944
18,024,542	Goal Capital Funding Trust, Series 06-1, Class A1, Variable Rate, 3 mo. LIBOR, 5.36%, due 08/25/20	18,024,542
15,235,677	Keycorp Student Loan Trust, Series 05-A, Class 2A1, Variable Rate, 3 mo. LIBOR + .05%, 5.42%, due 09/27/21	15,235,372
8,812,888	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, Variable Rate, 3 mo. LIBOR + .04%, 5.40%, due 06/20/15	8,834,920
7,436,599	National Collegiate Student Loan Trust, Series 04-1, Class A1, Variable Rate, 3 mo. LIBOR +.12%, 5.49%, due 06/25/14	7,436,889

See accompanying notes to the financial statements.
22

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Student Loans — continued
6,179,991	National Collegiate Student Loan Trust, Series 04-2, Class A1, Variable Rate, 1 mo. LIBOR + .11%, 5.43%, due 04/25/23	6,181,845
21,000,000	National Collegiate Student Loan Trust, Series 06-1, Class A2, Variable Rate, 1 mo. LIBOR + .14%, 5.46%, due 08/25/23	20,999,975
34,128,944	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .08%, 5.40%, due 08/26/19	34,118,364
20,000,000	Nelnet Student Loan Corp., Series 04-2A, Class A3, Variable Rate, 3 mo. LIBOR + .10%, 5.46%, due 11/25/15	20,008,400
37,000,000	Nelnet Student Loan Trust, Series 05-3, Class A3, Variable Rate, 3 mo. LIBOR + .05%, 5.42%, due 06/22/17	37,002,891
36,000,000	SLC Student Loan Trust, Series 06-A, Class A2, Variable Rate, 3 mo. LIBOR + .03%, 5.39%, due 10/15/15	35,997,188
29,000,000	SLM Student Loan Trust, Series 05-1, Class A2, Variable Rate, 3 mo. LIBOR + .08%, 5.44%, due 04/27/20	29,034,510
11,700,246	SLM Student Loan Trust, Series 05-10, Class A2, Variable Rate, 3 mo. LIBOR + .01%, 5.37%, due 04/25/15	11,700,246
17,000,000	SLM Student Loan Trust, Series 05-3, Class A3, Variable Rate, 3 mo. LIBOR + .03%, 5.39%, due 07/25/16	16,986,400
30,000,000	SLM Student Loan Trust, Series 05-3, Class A4, Variable Rate, 3 mo. LIBOR + .07%, 5.43%, due 04/27/20	30,036,000
5,716,191	SLM Student Loan Trust, Series 05-6, Class A2, Variable Rate, 3 mo. LIBOR, 5.36%, due 07/25/16	5,716,191
7,516,403	SLM Student Loan Trust, Series 05-7, Class A1, Variable Rate, 3 mo. LIBOR, 5.36%, due 01/25/18	7,515,727
31,000,000	SLM Student Loan Trust, Series 07-2, Class A2, Variable Rate, 3 mo. LIBOR, 5.35%, due 07/25/17	31,000,000
5,498,404	SMS Student Loan Trust, Series 97-A, Class A, Variable Rate, 3 mo. U.S. Treasury Bill + .60%, 5.79%, due 10/27/25	5,505,882
6,840,501	Wachovia Student Loan Trust, Series 06-1, Class A1, 144A, Variable Rate, 3 mo. LIBOR - .02%, 5.34%, due 10/25/13	6,839,132
	Total Student Loans	408,982,552

See accompanying notes to the financial statements.
23

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($)	Description	Value ($)
	Trade Receivable — 0.89%
46,000,000	ABS Global Finance Plc, Series 06-1A, Class A1, 144A, Variable Rate, 1 mo. LIBOR + .10%, 5.42%, due 12/17/10	46,000,000
13,000,000	SSCE Funding LLC, Series 04-1, Class A, 144A, Variable Rate, 1 mo. LIBOR + .23%, 5.55%, due 11/15/10	13,012,188
	Total Trade Receivable	59,012,188
	Total Asset-Backed Securities	6,196,360,153
	Corporate Debt — 0.33%
22,000,000	TIAA Global Markets, 144A, Variable Rate, 3 mo. LIBOR + .10%, 5.46%, due 01/12/11	22,007,480
	U.S. Government — 0.05%
3,000,000	U.S. Treasury Note, 4.63%, due 03/31/08 (a)	2,991,094
	U.S. Government Agency — 1.07%
700,000	Agency for International Development Floater (Support of Belize), Variable Rate, 6 mo. U.S. Treasury Bill + .50%, 5.66%, due 01/01/14	700,007
2,503,750	Agency for International Development Floater (Support of C.A.B.E.I.), Variable Rate, 6 mo. U.S. Treasury Bill + .40%, 5.56%, due 10/01/12	2,497,516
1,003,844	Agency for International Development Floater (Support of Honduras), Variable Rate, 3 mo. U.S. Treasury Bill x 117%, 5.73%, due 10/01/11	998,198
15,000,000	Agency for International Development Floater (Support of India), Variable Rate, 3 mo. LIBOR + .10%, 5.46%, due 02/01/27	14,906,400
3,930,420	Agency for International Development Floater (Support of Jamaica), Variable Rate, 6 mo. U.S. Treasury Bill + .75%, 5.91%, due 03/30/19	3,947,674
18,000,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR - .015%, 5.38%, due 02/01/25	17,786,268
15,000,000	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. LIBOR + .15%, 5.54%, due 10/29/26	14,981,400
896,640	Agency for International Development Floater (Support of Morocco), Variable Rate, 6 mo. U.S. Treasury Bill + .45%, 5.62%, due 11/15/14	893,287
427,984	Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill + .35%, 5.51%, due 05/01/14	425,849
1,211,407	Agency for International Development Floater (Support of Peru), Series A, Variable Rate, 6 mo. U.S. Treasury Bill +.35%, 5.51%, due 05/01/14	1,205,362

See accompanying notes to the financial statements.
24

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)
Schedule of Investments — (Continued)
(showing percentage of total net assets)
February 28, 2007

Par Value ($) / Shares	Description	Value ($)
	U.S. Government Agency — continued
11,632,500	Agency for International Development Floater (Support of Tunisia), Variable Rate, 6 mo. LIBOR, 5.38%, due 07/01/23	11,559,913
833,334	Agency for International Development Floater (Support of Zimbabwe), Variable Rate, 3 mo. U.S. Treasury Bill x 115%, 5.53%, due 01/01/12	824,481
	Total U.S. Government Agency	70,726,355
	TOTAL DEBT OBLIGATIONS (COST $6,283,394,381)	6,292,085,082
	SHORT-TERM INVESTMENTS — 5.80%
	Money Market Funds — 0.09%
6,273,485	Merrimac Cash Series-Premium Class	6,273,485
	Other Short-Term Investments — 5.71%
60,000,000	Amsterdam Funding Corp. Commercial Paper, 5.26%, due 03/22/07	59,815,900
30,250,000	Barton Capital Corp. Commercial Paper, 5.25%, due 03/05/07	30,232,354
30,000,000	Federal Farm Credit Discount Note, 5.18%, due 03/02/07	29,995,683
30,000,000	Kittyhawk Funding Commercial Paper, 5.26%, due 03/16/07	29,934,250
35,000,000	Kittyhawk Funding Commercial Paper, 5.26%, due 03/20/07	34,902,836
43,261,000	Old Line Funding Llc Commercial Paper, 5.25%, due 04/09/07	43,014,953
95,000,000	Rabobank USA Financial Corp. Commercial Paper, 5.31%, due 03/01/07	95,000,000
14,035,000	Sheffield Receivables Commercial Paper, 5.26%, due 03/21/07	13,993,987
40,000,000	Windmill Funding Corp. Commercial Paper, 5.26%, due 03/15/07	39,918,178
	Total Other Short-Term Investments	376,808,141
	TOTAL SHORT-TERM INVESTMENTS (COST $383,081,626)	383,081,626
	TOTAL INVESTMENTS — 101.08% (Cost $6,666,476,007)	6,675,166,708
	Other Assets and Liabilities (net) — (1.08%)	(71,566,406)
	TOTAL NET ASSETS — 100.00%	$6,603,600,302

See accompanying notes to the financial statements.
25

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

A summary of outstanding financial instruments at February 28, 2007 is as follows:

Forward Currency Contracts

Settlement Date	Deliver		In Exchange For		Net Unrealized Appreciation
4/17/2007	GBP	15,000,000	USD	29,460,375	$87,975

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Sales
746	U.S. Treasury Note 5 Yr. (CBT)	June 2007	$79,041,031	$(929,283)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Annual Premium	Deliverable On Default	Market Value
60,000,000	USD	9/20/2010	Morgan Stanley
			Capital	Receive	0.40%	Credit Swap
			Services Inc.			Eagle Creek CDO	$792,780
31,000,000	USD	3/20/2013	Morgan Stanley Capital Services Inc.	Receive	0.25%	MS Synthetic 2006-1	61,481
28,000,000	USD	3/20/2015	Lehman Brothers	Receive	0.88%	Credit Swap AAA CDO	243,263
					Premiums to (Pay) Receive	$—	$1,097,524

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)	Fixed Rate	Variable Rate	Market Value
50,000,000	USD	1/9/2008	JP Morgan	(Pay)	3.43%	3 month LIBOR
			Chase Bank				$777,016
45,000,000	USD	3/4/2008	JP Morgan Chase Bank	(Pay)	3.10%	3 month LIBOR	1,319,027	*
40,000,000	USD	1/24/2011	Goldman Sachs	(Pay)	6.07%	3 month LIBOR	3,337,963	**
30,000,000	USD	2/7/2012	Deutsche Bank AG	(Pay)	4.33%	3 month LIBOR	837,571
38,100,000	USD	2/24/2013	JP Morgan Chase Bank	(Pay)	4.54%	3 month LIBOR	1,309,811	*
					Premiums to (Pay) Receive	$—	$7,581,388

See accompanying notes to the financial statements.
26

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)
February 28, 2007

*  Includes unrealized losses of $513,041 incurred by GMO Alpha LIBOR Fund prior to transfer to the Fund on March 31, 2004.

**  Includes unrealized losses of $4,887,149 incurred by GMO Alpha LIBOR Fund prior to transfer to the Fund on November 27, 2002.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ACES - Aerolineas Centrales de Colombia

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank of Economic Integration

CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Collateralized Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

RMAC - Residential Mortgage Acceptance Corp.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

(a)  All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

Currency Abbreviations:

GBP - British Pound

USD - United States Dollar

See accompanying notes to the financial statements.
27

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Assets and Liabilities — February 28, 2007

Assets:
Investments, at value (cost $6,666,476,007) (Note 2)	$6,675,166,708
Receivable for Fund shares sold	2,000,000
Interest receivable	22,282,337
Unrealized appreciation on open forward currency contracts (Note 2)	87,975
Receivable for variation margin on open futures contracts (Note 2)	106,950
Receivable for open swap contracts (Note 2)	4,827,908
Receivable for expenses reimbursed by Manager (Note 3)	94,333
Total assets	6,704,566,211
Liabilities:
Due to custodian	21,129
Payable for investments purchased	97,835,789
Payable for Fund shares repurchased	1,000,000
Payable to affiliate for (Note 3):
Trustees and Chief Compliance Officer of GMO Trust fees	19,303
Interest payable for open swap contracts	240,114
Payable for open swap contracts (Note 2)	1,549,186
Accrued expenses	300,388
Total liabilities	100,965,909
Net assets	$6,603,600,302
Net assets consist of:
Paid-in capital	$6,572,455,829
Accumulated undistributed net investment income	52,429,506
Accumulated net realized loss	(36,379,273)
Net unrealized appreciation	15,094,240
$6,603,600,302
Net assets:	$6,603,600,302
Shares outstanding:	257,330,051
Net asset value per share:	$25.66

See accompanying notes to the financial statements.
28

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Operations — Year Ended February 28, 2007

Investment Income:
Interest	$321,065,983
Securities lending income	200
Total investment income	321,066,183
Expenses:
Custodian, fund accounting agent and transfer agent fees	615,448
Audit and tax fees	83,541
Legal fees	179,878
Trustees fees and related expenses (Note 3)	78,573
Interest expense (Note 2)	360,123
Miscellaneous	79,785
Total expenses	1,397,348
Fees and expenses reimbursed by Manager (Note 3)	(906,442)
Net expenses	490,906
Net investment income (loss)	320,575,277
Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investments	(3,653,314)
Closed futures contracts	(150,808)
Closed swap contracts	1,721,619
Foreign currency, forward contracts and foreign currency related transactions	(4,246,465)
Net realized gain (loss)	(6,328,968)
Change in net unrealized appreciation (depreciation) on:
Investments	12,026,623
Open futures contracts	(877,495)
Open swap contracts	109,579
Foreign currency, forward contracts and foreign currency related transactions	(1,095,966)
Net unrealized gain (loss)	10,162,741
Net realized and unrealized gain (loss)	3,833,773
Net increase (decrease) in net assets resulting from operations	$324,409,050

See accompanying notes to the financial statements.
29

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Statement of Changes in Net Assets

	Year Ended February 28, 2007	Year Ended February 28, 2006
Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$320,575,277	$158,502,195
Net realized gain (loss)	(6,328,968)	7,627,592
Change in net unrealized appreciation (depreciation)	10,162,741	(11,250,384)
Net increase (decrease) in net assets from operations	324,409,050	154,879,403
Distributions to shareholders from:
Net investment income	(323,728,016)	(117,072,626)
Net share transactions (Note 7):	2,122,606,885	958,616,426
Total increase (decrease) in net assets	2,123,287,919	996,423,203
Net assets:
Beginning of period	4,480,312,383	3,483,889,180
End of period (including accumulated undistributed net investment income of $52,429,506 and $57,266,002, respectively)	$6,603,600,302	$4,480,312,383

See accompanying notes to the financial statements.
30

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Financial Highlights
(For a share outstanding throughout each period)

	Year Ended February 28/29,
	2007	2006	2005		2004		2003(a)
Net asset value, beginning of period	$25.60	$25.33	$25.18		$25.01		$25.00
Income (loss) from investment operations:
Net investment income (loss)†	1.43	1.01	0.59		0.56		0.18
Net realized and unrealized gain (loss)	—	(0.03)	(0.09)		0.06	(b)	(0.12)
Total from investment operations	1.43	0.98	0.50		0.62		0.06
Less distributions to shareholders:
From net investment income	(1.37)	(0.71)	(0.34)		(0.45)		(0.05)
From net realized gains	—	—	(0.01)		—		—
Total distributions	(1.37)	(0.71)	(0.35)		(0.45)		(0.05)
Net asset value, end of period	$25.66	$25.60	$25.33		$25.18		$25.01
Total Return(c)	5.68%	3.89%	2.01%		2.48%		0.24	%**
Ratios/Supplemental Data:
Net assets, end of period (000's)	$6,603,600	$4,480,312	$3,483,889		$1,751,535		$1,146,954
Net operating expenses to average daily net assets(d)	0.00%	0.00%	0.00%		0.00%		0.00	%*
Interest expense to average daily net assets	0.01%	0.02%	—		0.00	%(e)	—
Total net expenses to average daily net assets	0.01%	0.02%	0.00	%(f)	0.00	%(f)	0.00	%*(f)
Net investment income to average daily net assets	5.50%	3.96%	2.31%		2.51%		2.94	%*
Portfolio turnover rate	68%	45%	34%		33%		15	%**
Fees and expenses reimbursed by the Manager to average daily net assets:	0.02%	0.02%	0.02%		0.02%		0.05	%*

(a)  Period from November 26, 2002 (commencement of operations) through February 28, 2003.

(b)  The amount shown for a share outstanding does not correspond with the aggregate net realized and unrealized gain/loss for the period due to the timing of purchases and redemptions of Fund shares in relation to the fluctuating market values of the Fund.

(c)  The total returns would have been lower had certain expenses not been reimbursed during the periods shown and assumes the effect of reinvested distributions.

(d)  Net operating expenses were less than 0.01% to average daily net assets.

(e)  Interest expense was less than 0.01% to average daily net assets.

(f)  Total net expenses were less than 0.01% to average daily net assets.

†  Calculated using average shares outstanding throughout the period.

*  Annualized.

**  Not annualized.

See accompanying notes to the financial statements.
31

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements
February 28, 2007

1.  Organization

GMO Short-Duration Collateral Fund (the "Fund") is a series of GMO Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940, as amended, as an open-end, non-diversified management investment company. The Fund is advised and managed by Grantham, Mayo, Van Otterloo & Co. LLC (the "Manager" or "GMO"). The Trust was established as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts on June 24, 1985. The Declaration of Trust permits the Trustees of the Trust ("Trustees") to create an unlimited number of series of shares ("Funds") and to subdivide Funds into classes.

The Fund seeks total return in excess of the JPMorgan U.S. 3 Month Cash Index. The Fund seeks to achieve its investment objective by investing primarily in high quality U.S. and foreign floating rate fixed income securities. The Fund may invest in securities issued by a wide range of private issuers and, to a lesser extent, securities issued by federal, state, local, and foreign governments; asset-backed securities, including, but not limited to, securities backed by pools of residential and commercial mortgages, credit-card receivables, home equity loans, automobile loans, educational loans, corporate and sovereign bonds, and bank loans made to corporations; government securities, corporate debt securities, money market instruments, and commercial paper; reverse repurchase agreements and repurchase agreements; exchange-traded and over-the-counter derivatives, including swap contracts, futures, options on futures, options on swaps, and other types of options and forward currency contracts. The Fund's fixed income securities primarily have floating interest rates, but may also include all types of interest rate, payment, and reset terms.

Shares of the Fund are not publicly offered and are principally available only to other funds of the Trust and certain accredited investors.

2.  Significant accounting policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") and which are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio valuation

Portfolio securities listed on a securities exchange for which market quotations are readily available are valued at the last sale price or official closing price on each business day, or if there is no such reported sale or official closing price, at the most recent quoted bid price. Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Short-term investments with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates fair value. Shares of mutual funds are valued at their net asset value. Securities for which

32

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees.

Some fixed income securities are valued at the closing bid for such securities as supplied by a primary pricing source chosen by the Manager. The Manager evaluates such primary pricing sources on an ongoing basis, and may change a pricing source should it deem it appropriate. The Manager is informed of erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and, at its discretion, may override a price supplied by a source (by taking a price supplied by another source).

Certain securities held by the Fund are valued on the basis of a price provided by a single source. The prices provided may differ from the value that would be realized if the securities were sold and the differences could be material. As of February 28, 2007, the total value of these securities represented 33.59% of net assets.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The market values of foreign securities, currency holdings and other assets and liabilities are translated to U.S. dollars based on the current exchange rates each business day. Income and expenses denominated in foreign currencies are translated at current exchange rates when accrued or incurred. The Fund does not isolate realized and unrealized gains and losses attributable to changes in exchange rates from gains and losses that arise from changes in the market value of investments. Such fluctuations are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. Forward currency contracts are marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as an unrealized gain or loss. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are recorded upon delivery or receipt of the currency or, if a forward currency contract is offset by entering into another forward currency contract with the same broker, upon settlement of the net gain or loss. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if there are movements in currency

33

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

values that are unfavorable to the Fund. Forward currency contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. Upon entering into a futures contract, the Fund is required to deposit with the futures clearing broker an amount of cash, U.S. government and agency obligations, or other liquid assets in accordance with the initial margin requirements of the broker or exchange. In addition, the Fund maintains cash or securities in an amount that at least equals the net amount payable in the event the Fund must deliver the full amount of the contracts. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value ("variation margin") is recorded by the Fund. The payable or receivable is liquidated on the following business day. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price, thereby effectively preventing liquidation of unfavorable positions. Losses may arise from changes in the value of the underlying instrument if the Fund is unable to liquidate a futures position due to an illiquid secondary market for the contracts or the imposition of price limits, or if counterparties do not perform under the contract terms. Futures contracts are generally valued at the settlement price established each day by the board of trade or exchange on which they are traded. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may write call and put options. Writing options increases the Fund's exposure to the underlying instrument by, in the case of a call option, obligating the Fund to sell the underlying instrument at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying instrument at a set price from the option-holder. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future, security or currency underlying the written option. In the event that the Fund writes uncovered call options (i.e. options for investments that the Fund does not own), it bears the risk of incurring substantial losses if the price of the underlying instrument increases during the term of the option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. There were no written option contracts outstanding at the end of the period.

34

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

The Fund may also purchase put and call options. Purchasing options alters the Fund's exposure to the underlying instrument by, in the case of a call option, entitling the Fund to purchase the underlying instrument at a set price from the writer of the option and, in the case of a put option, entitling the Fund to sell the underlying instrument at a set price to the writer of the option. The Fund pays a premium as a cost for a purchased option disclosed in the Schedule of Investments which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the closing transaction to determine the realized gain or loss. The risk associated with purchasing put and call options is limited to the premium paid. There were no purchased option contracts outstanding at the end of the period.

Exchange traded options are valued at the last sale price, or if no sale is reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by a primary pricing source chosen by the Manager.

Loan agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. The Fund's investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the "lender") that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. There were no loan agreements outstanding at the end of the period.

Indexed securities

The Fund may invest in indexed securities where the redemption values and/or coupons are linked to the prices of a specific instrument or financial statistic. The Fund uses indexed securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets in which it may be difficult to invest through conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment. There were no indexed securities held by the Fund at the end of the period.

Swap agreements

The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Interest rate swap agreements involve the

35

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

exchange by one party with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Total return swap agreements involve a commitment by one party in the agreement to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the party will receive a payment from or make a payment to the counterparty, respectively. Forward swap spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap rate. The swap spread is the difference between the benchmark swap rate (market rate) and the specific treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party on its obligation. Credit default swaps may be used to provide a measure of protection against defaults of sovereign or corporate issuers (i.e., to reduce risk where a party owns or has exposure to the issuer) or to take an active long or short position with respect to the likelihood of a particular issuer's default. In connection with these agreements, cash or securities may be set aside as collateral by the Fund's custodian in accordance with the terms of the swap agreement. The Fund earns interest on cash set aside as collateral.

Swaps are marked to market daily using standard models that incorporate quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made on swap contracts are recorded as realized gain or loss in the Statement of Operations. Gains or losses are realized upon early termination of the swap agreements. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparties to the agreements may default on their obligations to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates or the price of the index or security underlying these transactions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker-dealers whereby the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked to market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund in the event of default by the seller. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for

36

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

the benefit of the Fund and the counterparty. In connection with transactions in repurchase agreements, if the seller defaults or enters into insolvency proceedings and the value of the collateral declines, recovery of cash by the Fund may be delayed or limited. There were no repurchase agreements outstanding at the end of the period.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and broker-dealers whereby the Fund sells portfolio assets concurrent with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. In connection with these agreements, the Fund establishes segregated accounts with its custodian in which the Fund maintains cash, U.S. government securities or other assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase under the agreement. The market value of the securities the Fund has sold is determined daily and any additional required collateral is allocated to or sent by the Fund on the next business day. Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund's expenses. There were no reverse repurchase agreements outstanding at the end of the period.

Securities lending

The Fund may lend its securities to certain qualified broker-dealers. The loans are collateralized with cash or liquid securities with a market value at least equal to the market value of the securities on loan. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral, the risk of delay in and/or inability to exercise its rights with respect to the collateral, and the risk of delay in recovery or loss of rights in the loaned securities should the borrower of the securities fail financially. If a loan is collateralized by U.S. government securities, the Fund receives a fee from the borrower. If a loan is collateralized by cash, the Fund typically invests the cash collateral for its own account in interest-bearing, short-term securities and pays a fee to the borrower that normally represents a portion of the Fund's earnings on the collateral. As of February 28, 2007, the Fund had no securities on loan.

Taxes and distributions

The Fund intends to qualify each tax year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund intends to distribute substantially all of its net investment income and net realized short-term and long-term capital gains, if any, after giving effect to any available capital loss carryovers for U.S. federal income tax purposes. Therefore, no provision for U.S. federal income or excise tax is necessary.

The Fund's policy is to declare and pay distributions from net investment income, if any, semiannually, and from net realized short-term and long-term capital gains, if any, at least annually. All distributions are paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash distributions. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

37

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. During the years ended February 28, 2007 and February 28, 2006, the tax basis of distributions paid was as follows: ordinary income — $323,728,016 and $117,072,626, respectively.

As of February 28, 2007, the components of distributable earnings on a tax basis consisted of $54,603,220 of undistributed ordinary income. The temporary differences between book and tax basis distributable earnings are primarily due to derivative contract transactions.

As of February 28, 2007, the Fund had capital loss carryforwards available to offset future capital gains, if any, to the extent permitted by the Code, of $29,576,884, $142,552, $614,650 and $5,952,458 expiring in 2011, 2012, 2014 and 2015, respectively. Utilization of the capital loss carryforwards above could be subject to limitations imposed by the Code related to share ownership activity.

As of February 28, 2007, the Fund elected to defer to March 1, 2007 post-October capital and currency losses of $1,022,012.

As of February 28, 2007, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$6,666,158,414	$16,924,991	$(7,916,697)	$9,008,294

The following reclassification represents the amount necessary to report the stated components of net assets on a tax basis, excluding certain temporary differences, as of February 28, 2007. This reclassification has no impact on net investment income, realized gain/loss or the net asset value of the Fund and is primarily attributable to foreign currency transactions and derivative contract transactions. The financial highlights exclude these adjustments.

Accumulated Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
$(1,683,757)	$1,481,536	$202,221

Distributions in excess of tax basis earnings and profits, if any, are reported in the Fund's financial statements as a return of capital.

38

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

Security transactions and related investment income

Security transactions are accounted for on trade date. Dividend income, net of applicable foreign withholding taxes, if any, is recorded on the ex-dividend date, or when the Fund is informed of the ex-dividend date, if later. Interest income is recorded on the accrual basis and is adjusted for the amortization of premiums and accretion of discounts. Interest income on inflation indexed securities, if any, is accrued daily based upon an inflation adjusted principal. Additionally, any increase in the principal or face amount of the securities adjusted for inflation is recorded as interest income. Income is not recognized, nor are premiums amortized or discounts accreted on securities for which collection is not expected. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital are reflected as a reduction of cost, when the amount of the return of capital is conclusively determined. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis.

Expenses

The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

Recently issued accounting pronouncements

In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes – an Interpretation of FASB Statement 109 ("FIN 48"). FIN 48 is effective as of the end of the first financial statement reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently assessing the impact, if any, to the Fund and has not yet determined whether or not the adoption of FIN 48 will require it to make any adjustments to the Fund's net assets or have any other effect on the Fund's financial statements.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, ("FAS 157") "Fair Value Measurements." FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

3.  Fees and other transactions with affiliates

GMO does not charge the Fund any management or service fees for its services. In addition, the Manager has contractually agreed to reimburse the Fund for Fund expenses through at least June 30, 2007 (excluding fees and expenses of the independent trustees of the Trust, fees and expenses for legal services

39

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

not procured or provided by the Manager for the Trust, compensation and expenses of the Trust's Chief Compliance Officer ("CCO") (excluding employee benefits), brokerage commissions and other investment-related costs, hedging transaction fees, extraordinary, non-recurring and certain other unusual expenses (including taxes), securities lending fees and expenses, interest expense, and transfer taxes).

The Fund's portion of the fees paid by the Trust to the independent Trustees and CCO during the year ended February 28, 2007 was $54,206 and $41,495, respectively. The compensation and expenses of the CCO are included in miscellaneous expenses in the Statement of Operations. No remuneration was paid by the Fund to any other officer of the Trust.

4.  Purchases and sales of securities

For the year ended February 28, 2007, cost of purchases and proceeds from sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,981,484	$10,000,000
Investments (non-U.S. Government securities)	3,836,414,073	4,106,961,011

5.  Guarantees

In the normal course of business the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote; however, there can be no assurance that material liabilities related to such obligations will not arise in the future that could adversely impact the Fund.

6.  Principal shareholders

As of February 28, 2007, 71.21% of the outstanding shares of the Fund were held by three shareholders, each holding in excess of 10% of the Fund's outstanding shares. Each of the shareholders are other funds of the Trust. Investment activities of these shareholders may have a material effect on the Fund.

As of February 28, 2007, all of the Fund's shares were held by accounts for which the Manager has investment discretion.

40

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Notes to Financial Statements — (Continued)
February 28, 2007

7.  Share transactions

The Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

	Year Ended February 28, 2007		Year Ended February 28, 2006
	Shares	Amount	Shares	Amount
Shares sold	219,917,838	$5,677,261,801	96,847,329	$2,480,509,800
Shares issued to shareholders in reinvestment of distributions	12,712,127	323,728,016	4,614,675	117,072,626
Shares repurchased	(150,328,858)	(3,878,382,932)	(63,990,041)	(1,638,966,000)
Net increase (decrease)	82,301,107	$2,122,606,885	37,471,963	$958,616,426

41

Report of Independent Registered Public Accounting Firm

To the Trustees of GMO Trust and the Shareholders of
GMO Short-Duration Collateral Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of GMO Short-Duration Collateral Fund (the "Fund") (a series of GMO Trust) at February 28, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (Untied States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
April 27, 2007

42

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Fund Expenses
February 28, 2007 (Unaudited)

Expense Examples: The following information is in relation to expenses for the six month period ended February 28, 2007.

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, and (2) ongoing costs. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, September 1, 2006 through February 28, 2007.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, a $10,000,000 account value divided by $1,000 = 10,000), then multiply the result by the number in the first line under the heading entitled "Net Expense Incurred" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Net Expense Ratio	Beginning Account Value	Ending Account Value	Net Expense Incurred*
1) Actual	0.01%	$1,000.00	$1,028.50	$0.05
2) Hypothetical	0.01%	$1,000.00	$1,024.74	$0.05

*  Expenses are calculated using the annualized net expense ratio (including interest expense), for the six months ended February 28, 2007, multiplied by the average account value over the period, multiplied by 181 days in the period, divided by 365 days in the year.

43

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Tax Information for the Tax Year Ended February 28, 2007 (Unaudited)

The Fund hereby designates as qualified interest income with respect to its taxable year ended February 28, 2007, $232,760,836 or if determined to be different, the qualified interest income of such year.

44

Trustees and Officers (Unaudited)

The following tables list the Trust's Trustees and Officers as of the date of this report; their address and date of birth ("DOB"); their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called "public companies") or in registered investment companies. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trust's trustees, including changes subsequent to the date of the report. The SAI is available, without charge, upon request by writing GMO, c/o GMO Trust, 40 Rowes Wharf, Boston, MA 02110.

Independent Trustees:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Donald W. Glazer, Esq. c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/26/1944	Chairman of the Board of Trustees	Chairman of the Board of Trustees since March 2005; Lead Independent Trustee (September 2004 – March 2005); Trustee since December 2000.	Consultant – Law and Business[2]; Vice Chair (since 2002) and Secretary, Provant, Inc. (provider of personnel performance improvement services and training products); Author of Legal Treatises.	48	None.

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

2  As part of Mr. Glazer's work as a consultant, he provides part-time consulting services to Goodwin Procter LLP ("Goodwin"). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of GMO; GMO, in connection with its relationship with Renewable Resources; and funds managed by Renewable Resources. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar years ended December 31, 2005 and December 31, 2006, these entities paid $489,128 and $825,738 respectively, in legal fees and disbursements to Goodwin.

45

Independent Trustees: — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay O. Light c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/03/1941	Trustee	Since May 1996.	Dean (since April 2006), Acting Dean (August 2005 – April 2006), Senior Associate Dean (1998 – 2005), and Professor of Business Administration, Harvard Business School.	48	Director of Harvard Management Company, Inc.[3] and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.[4]

W. Nicholas Thorndike c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 03/28/1933	Trustee	Since March 2005.	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989 – present); Putnam Funds (December 1992 – June 2004); and Providence Journal (a newspaper publisher) (December 1986 – December 2003).	48	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.[4]

1  Each Trustee is elected to serve during the continued lifetime of the Trust until he/she dies, resigns or is removed, or if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his/her successor.

3  Harvard Management Company, Inc. is a client of the Manager.

4  Partners HealthCare System, Inc. is a client of the Manager.

46

Principal Officers:

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Scott Eston c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Chief Financial Officer, November 2006 – February 2007.	Chief Financial Officer, Chief Operating Officer and Member, Grantham, Mayo, Van Otterloo & Co. LLC.

Sheppard N. Burnett c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/24/1968	Treasurer and Chief Financial Officer	Chief Financial Officer since March 2007; Treasurer since November 2006; Assistant Treasurer, September 2004 – November 2006.	Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004 – present); Vice President, Director of Tax, Columbia Management Group (2002 – 2004) and Senior Tax Manager (2000 – 2002), PricewaterhouseCoopers LLP.

Brent C. Arvidson c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.

John L. Nasrah c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 05/27/1977	Assistant Treasurer	Since March 2007.	Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC (September 2004 – present); Tax Analyst, Bain & Company, Inc (June 2003 – September 2004); Senior Tax Associate, PricewaterhouseCoopers LLP (2001-2003).

Michael E. Gillespie c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 02/18/1958	Chief Compliance Officer	Since March 2005.	Vice President of Compliance (June 2004-February 2005) and Director of Domestic Compliance (March 2002 – June 2004), Fidelity Investments; Vice President and Senior Counsel, State Street Bank and Trust Company (May 1998 – March 2002).

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

47

Principal Officers: — (Continued)

Name, Address, and DOB	Position(s) Held with Trust	Term of Office[5] and Length of Time Served	Principal Occupation(s) During Past Five Years
Jason B. Harrison c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 01/29/1977	Vice President and Clerk	Vice President since November 2006; Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (since February 2006) and Attorney, Ropes & Gray LLP (September 2002 – February 2006).

David L. Bohan c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 06/21/1964	Vice President and Assistant Clerk	Vice President since March 2005; Assistant Clerk since March 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (September 2003 – present); Attorney, Goodwin Procter LLP (September 1996 – September 2003).

Gregory L. Pottle c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 07/09/1971	Vice President and Assistant Clerk	Since November 2006.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC.

Julie L. Perniola c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/07/1970	Vice President	Since February 2003.	Chief Compliance Officer, Grantham, Mayo, Van Otterloo & Co. LLC.

Cheryl Wakeham c/o GMO Trust 40 Rowes Wharf Boston, MA 02110 DOB: 10/29/1958	Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC.

5  Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office.

48

Item 2. Code of Ethics.

As of February 28, 2007, the registrant has adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer (“Covered Officers”) pursuant to the Sarbanes-Oxley Act of 2002. During the year ended February 28, 2007, there were no amendments to a provision of the Code of Ethics nor were there any waivers granted from a provision of the Code of Ethics. The Code of Ethics was amended on April 25, 2007 to specify how the Covered Officers satisfy certain reporting and affirmation requirements. A copy of the registrant’s Code of Ethics is filed with this Form N-CSR under item 12 (a).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined in Form N-CSR) serving on its audit committee. The registrant’s Board believes that, although none of its members individually meets all required elements of the definition of an “audit committee financial expert”, the members of the registrant’s audit committee collectively possess the knowledge and experience necessary to execute all of the audit committee’s functions, duties and powers.

Item 4. Principal Accountant Fees and Services. *

(a)          AUDIT FEES: The aggregate fees billed to the registrant for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP for the audit of the registrant’s annual financial statements for 2007 and 2006 were $1,984,100 and $1,864,500, respectively.

(b)         AUDIT-RELATED FEES: The aggregate fees billed to the registrant in 2007 and 2006 for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $142,402 and $48,100, respectively. The aggregate fees billed in 2007 and 2006 to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provides ongoing services to the Funds (each, a “Service Affiliate”) for engagements for audit-related services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $409,700 and $312,262, respectively.

(c)          TAX FEES:  The aggregate fees billed to the registrant in 2007 and 2006 for professional services rendered by PricewaterhouseCoopers LLP for tax compliance, tax advice, and tax planning, including the preparation of Form 1120 RIC, Form 8613 and review of excise tax distribution calculations were $885,694 and $715,213, respectively.   The aggregate fees billed in 2007 and 2006 to the registrant’s Service Affiliates for engagements for tax services rendered by PricewaterhouseCoopers LLP that related directly to the operations and financial reporting of the Funds were $5,810 and $8,250, respectively.

(d)         ALL OTHER FEES: No such fees were billed by PricewaterhouseCoopers LLP to the registrant or to the registrant’s Service Affiliates that related directly to the operations and financial reporting of the Funds in 2007 or 2006.

(e)          (1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be preapproved.  Under the Policy, the Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on, auditor independence; and (4) those permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on, auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Audit Committee or the Chairperson of the Committee (if timing necessitates that preapproval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

(e)          (2) None.

(f)            Not applicable.

(g)         NON-AUDIT FEES: The aggregate fees billed by PricewaterhouseCoopers LLP in 2007 and 2006 for non-audit services rendered to the registrant, the registrant’s Service Affiliates were $1,445,706 and $1,105,825, respectively.  For the fiscal year ended February 28, 2007, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $2,100 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the  operations and financial reporting of the Funds.  For the fiscal year ended February 28, 2006, this amount reflects the amounts disclosed above in Item 4(b),(c),(d), plus $22,000 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds.

(h)         The Trust’s Audit Committee has considered whether the provision of non-audit services by registrant’s independent registered public accounting firm to the registrant’s Investment Advisor, and any entity controlling, controlled, or under common control with the Advisor that provided ongoing services to the registrant that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the registrant’s auditors.

*Includes information regarding all series of GMO Trust.

Item 5.     Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6.     Schedule of Investments.

The complete schedule of investments for each series of the registrant is included as part of the annual reports to shareholders filed under Item 1 of this Form N-CSR.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8.     Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10.   Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.   Controls and Procedures.

(a)             The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)            There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics described in Item 2 is attached hereto as Exhibit 99.CODEETH.

(a)(2) Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as EX–99.CERT.

(a)(3)  Not applicable to this registrant

(b)            Certifications by the Chief Executive Officer and Principal Financial Officer of the registrant  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) are attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ Scott Eston
Scott Eston, Chief Executive Officer

	Date:	April 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ Scott Eston
Scott Eston, Chief Executive Officer

	Date:	April 27, 2007

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

	Date:	April 27, 2007